UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:   505-984-0200

Date of fiscal year end:     September 30

Date of reporting period:   March 31, 2022

Item 1. Reports to Stockholders

The following Semi-annual reports are attached hereto, in order:

Thornburg Global Opportunities

Thornburg International Equity Fund

Thornburg Better World International Fund

Thornburg International Growth Fund

Thornburg Developing World Fund

Thornburg Small/Mid Cap Core Fund

Thornburg Small/Mid Cap Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Summit Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Ultra Short Income Fund

Thornburg Strategic Income Fund

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg Capital Management Fund

Semi-Annual Report | March 31, 2022

EQUITY FUNDS
Global Equity
Thornburg Global Opportunities Fund
International Equity
Thornburg International Equity Fund
Thornburg Better World International Fund
Thornburg International Growth Fund
Thornburg Developing World Fund
U.S. Equity
Thornburg Small/Mid Cap Core Fund
Thornburg Small/Mid Cap Growth Fund
Multi Asset
Thornburg Investment Income Builder Fund
Thornburg Summit Fund

Thornburg Equity Funds
Semi-Annual Report  |  March 31, 2022
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Thornburg Equity Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2022 (Unaudited)
Dear Shareholder:
A one-time colleague of mine from decades ago, who was prone to malapropisms, was also a Yogi Berra-esque source of wisdom at times. These days, I recall one of his pronouncements around the time of the dot.com bubble and crash: “Just when you think you’re out of the woods, you go right back into the soup.” This seems to be appropriate relative to our emergence from a Covid-dominated recession into a new world that hinges on massively increasing price pressures and a geopolitical worst-case-scenario in Russia/Ukraine. I don’t expect the volatility that we’ve seen in the last six months to abate and given somewhat elevated risk asset prices (though deflated from my last letter to you), markets remain vulnerable to shocks. High inflation has been one of those shocks, and it will take some time to resolve factors contributing to that inflation, such as supply-chain challenges, home price appreciation effects on measured shelter costs, and labor cost and availability issues. Ultimately, we expect various central banks across the globe, certainly including the Federal Reserve, to be forced to make a choice between containing inflation at the expense of employment and losing control of inflation expectations in the name of supporting a hotter economy. It’s a tightrope walk without a net and just one of many elements of uncertainty in the aftermath of Covid.
In recent weeks, we’ve seen yields on most fixed income securities rise dramatically. Combined with the very low starting point on income return, the past quarter has been one of the worst in history for those markets. Because many arguments around valuation in equities hinged on the TINA argument (“There Is No Alternative”), and because the earnings yield (essentially the inverse of the Price/Earnings ratio) on equities far surpassed the yield on bonds, there has been a crossover effect into other risky assets. While we view this as only part of the overall valuation conversation, any time investors experience outsized moves in major markets, it’s worth taking a deeper dive. In this case, we expect that the dramatic shift of policymakers’ approach from stimulating growth to containing price pressures may drain liquidity and leave some market participants feeling like a fish out of water.
As in any environment, we will be focused on you, our clients, as our most important constituency. Though there is never a guarantee that we will be able to navigate the evolving marketplace as well as we may have before, I have a confidence born of experience that our unsiloed, global approach to active investment management gives us a distinct advantage. It is always the case that with challenge comes opportunity, and I have watched our portfolios perform well over the years when difficult situations arise. We continue to see that no market is an island, and the effects from actions somewhere in the world are felt everywhere. Our process, which focuses on this interconnection through the development of a collaborative and deeply informed perspective, is designed to thrive in these investment conditions.
As we’ve discussed in the past, the story of Thornburg is one of consistent and deliberate evolution to meet your needs in the context of a changing business and investment environment. As an example of this, we have completed the integration of Environmental, Social, and Governance (ESG) considerations across our product set. While this does not mean that these considerations are part of our Principal Investment Strategy for all portfolios, it does mean that, when evaluating potential investment opportunities, we evaluate the significance of a company’s ESG characteristics and their potential to impact the company’s investment performance. We believe that the integration of those ESG considerations into our investment process, alongside the other factors that we consider when evaluating investments, is consistent with our long-term investment time horizon for both individual assets and whole portfolios, as well as an indelible part of the market landscape.
I have great respect for other investment firms and there are many good products that are available to investors. “It’s tough to make predictions, especially, about the future” – an actual Yogi-ism – but we believe that in times like these, our firm’s broad perspective and collaborative, unsiloed approach is our differentiator. These qualities are what underlie the excellent long-term outcomes we’ve been able to deliver: we’re built to deliver on the promise of active management.
Thank you so much for your time, and for your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2022 (Unaudited)
Thornburg Global Opportunities Fund |
March 31, 2022 (Unaudited)
Dear Fellow Shareholder:
This letter highlights the results of the Thornburg Global Opportunities Fund for the six-month period ended March 31, 2022. Your Fund’s fiscal year ends on September 30.
The Fund paid $5.14 per share of dividends with respect to the Class I shares during the six-month period. Due to a combination of those dividend payments and modest overall changes in the aggregate values of the Fund’s investments, the net asset value of the Class I shares decreased by $4.68 per share ($39.49 to $34.81), bringing the total return for the six-month period to +0.953%. This total return approximately matched the +0.958% return of the MSCI All Country World Index (the “Index”), the Fund’s benchmark, for the six-month period. Dividend amounts and returns for other classes of Thornburg Global Opportunities Fund shares varied slightly based on class-specific expenses.
We are now in the 16th year of managing Thornburg Global Opportunities Fund. From its inception on July 28, 2006 through March 31, 2022, Thornburg Global Opportunities Fund has outpaced the Index by an average margin of more than 3.0% per year, resulting in a total cumulative return since inception of 363% (Class I shares) versus 198% for the Index. Performance comparisons of Thornburg Global Opportunities Fund to the Index over various periods are shown below.
Most equities in the Fund’s portfolio recovered strongly in the last 24 months from their March 2020 price troughs. Listed below in descending order are the 20 largest equity holdings of the Fund as of March 31, 2022, along with first quarter 2022 and calendar year 2021 returns (the latter in parentheses). Returns are shown in U.S. dollars. We also show the trailing five-year average annual revenue growth rates for these businesses through year end 2020 along with the latest reported fiscal year ended September 30, 2021 revenue growth of each company. Together, these firms comprised approximately 71% of the Fund’s total assets, 18 other equities comprised a total of approximately 25% of Fund assets, and near-cash debt comprised 4% of assets. Individual position sizes of the Fund’s top 20 positions ranged from 5% or more (Reliance Industries, Alphabet) to approximately 2.5% for those shown near the bottom of this list.

Thornburg Equity Funds Semi-Annual Report  |  5

Letter to Shareholders, Continued
March 31, 2022 (Unaudited)
These are not trivial businesses. The reader will notice that revenue growth for a large majority of these firms last year exceeded the prior five-year annual average. These businesses tend to be doing well, most posting per share revenue growth exceeding global GDP growth rates in recent years. Most of these have emerged from the 2020 economic valley with their competitive positions intact or improved.
The reader will also notice a high incidence of investments in firms tied to the digital economy, and in providers of tools to facilitate digital communications. Despite strong revenue production from these “digital” businesses in early 2022, share price performances of these investments were mostly negative in in the first quarter of 2022 due to concerns that strong demand conditions will not persist. We have more confidence in the fundamental backdrop for secular growth of digital communications, data collection and analysis, and the key components of devices that make this possible.
As of March 31, 2022 the weighted average price/earnings ratio for the equity investments of Thornburg Global Opportunities Fund was 11.9x. This compares to a multiple of 19.2x for the MSCI All Country World Index on the same date. For rough comparison, the trailing five-year weighted average revenue growth rate of firms included in the MSCI All Country World Index Index was +4.0% through December 31, 2021, including +12.3% in calendar year 2021.
The following table summarizes major sector weightings within the Fund’s portfolio as of March 31, 2022 and six months earlier. Your Fund’s sector weightings were broadly stable for the semiannual period.
Top contributors to Fund performance during the six months ended March 31, 2022 included agricultural fertilizer manufacturers OCI NV and CF Industries, pharmaceuticals firms AbbVie and Pfizer, China Telecom, Charles Schwab, defense technology firm CACI International, and metals miners Freeport-McMoran, Australia’s Mineral Resources and Canada’s Lundin Mining Corp. Fourteen equities holdings of the Fund contributed at least +0.25% to its performance for the quarter.
Eleven equities subtracted more than -0.25% from the Fund’s performance in the six-month period. The most significant detractors were Meta Platforms (a.k.a. Facebook), U.K. homebuilder Barratt Developments, Vestas Wind Systems, semiconductor makers Samsung Electronics and Qorvo, Capital One, Citigroup, Alibaba, and Teladoc Health. We made various position size adjustments in the Fund during this period for portfolio diversification purposes and to better balance the downside risk versus upside capital appreciation potential of individual positions.
Aggregate demand across the global economy is strong, though accelerating price inflation is in our view a significant concern. Economic news flow today is dominated by stories of shortages of labor, energy, semiconductors, other materials, and tight conditions in global shipping and logistics. Many of these issues have been exacerbated by the tragic Russian invasion of Ukraine and resulting economic dislocations. We are paying close attention to the abilities of companies in the Fund’s portfolio to manage cost inflation and maintain profit margins consistent with our expectations. Through it all, people around the world continue to trade with each other. We expect global trade and consumption to remain strong in the coming quarters.
Our Investment Framework
Thornburg Global Opportunities Fund seeks capital appreciation from a focused portfolio of global equity investments. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—provides a durable framework for value-added investing.
We urge shareholders of the Fund to maintain a long-term investment perspective rather than placing too much emphasis on return figures that are available daily, weekly, monthly and quarterly. Clear examples of the need to keep a

6  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2022 (Unaudited)
longer-term investment perspective are illustrated by comparing the trailing 12-month return of your Fund as of March 31, 2021 [+74.18%] with the returns from the single quarter ending March 31, 2020 [-24.8%]. In general, the businesses in your Fund’s portfolio have managed well through the COVID-impacted quarters despite the initial impact of the pandemic on their share prices. We continue to follow our core investment principles of flexibility, focus, and value, as we have since the Fund’s inception back in 2006.
Thank you for being a shareholder of Thornburg Global Opportunities Fund.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Miguel Oleaga Portfolio Manager and Managing Director
Thornburg Equity Funds Semi-Annual Report  |  7

Letter to Shareholders, Continued
March 31, 2022 (Unaudited)
Thornburg Investment Income Builder Fund |
March 31, 2022 (Unaudited)
Dear Fellow Shareholder:
This letter highlights the results of Thornburg Investment Income Builder Fund for the six-month period ended March 31, 2022. Your Fund’s fiscal year ended on September 30.
The Fund paid ordinary dividends of $0.66 per Class I share during the six-month period. This was approximately 14.8% above the dividend of $0.54 for the prior year six-month period ended March 31, 2021. Your Fund paid $1.287 per Class I share for the trailing four quarters, +33.6% versus the prior year comparable period. The dividend per share was lower for Class A and class C shares, to account for varying class specific expenses.
There were several drivers of your Fund’s higher dividend income over the preceding year. We expect some, but not all, of these may repeat in calendar year 2022:
•	Approximately 75% of the Fund’s equity investments increased their dividends in calendar 2021. For now, we do expect a significant majority of your Fund’s equity investments to pay higher dividends in their home currencies in 2022.
•	Interest income was higher due to strong receipts from asset backed securities and interest on tax rebate challenges against several foreign governments. These challenges succeeded in reclaiming prior year taxes that were improperly withheld, though it took court decisions to resolve these claims. We do not expect a repeat of the interest earnings on tax rebates in 2022. It is too early in the year to know how much bond interest we will collect in 2022. Bond yields have NOT caught up to the unfolding inflation picture, but macroeconomic fundamentals do appear to be setting up well for higher bond yields ahead.
•	Foreign currencies were generally stronger versus the U.S. dollar when we received a significant portion of our dividends from the Fund’s non-U.S. equity investments in the first half of calendar 2021. For now, a stronger U.S. dollar is a high single digit percentage headwind to dividends received in foreign currencies vis-à-vis this time in 2021.
•	Special non-recurring dividends from several of our equity holdings relating to sales or spinoffs of subsidiaries, most notably Tesco and Daimler. Also, strong profits gave rise to enhanced distributions from other investments late in calendar 2021. So far, we have no special 2022 dividends to report. We do have some candidates for such payments in the Fund’s portfolio.
The net asset value of the Fund’s Class I shares increased by $0.71 per share ($23.13 to $23.84) during the semiannual period and increased by $0.67 per share ($23.17 to $23.84) for the year ending March 31, 2022.
The Fund’s Class I share total return of 5.88% for the semiannual period exceeded its blended benchmark (75% MSCI World Index and 25% Bloomberg Barclays U.S. Aggregate Bond Index), which returned 0.21% for the period. For the 12 months ended March 31, 2022 the Fund’s Class I share return of +8.53% exceeded the blended benchmark return of +6.50%. Performance comparisons of the Fund to its blended benchmark over various periods are shown below.
We believe the Fund is a bargain priced portfolio of income producing assets that should be capable of generating additional price appreciation along with income in the coming years. Listed below in descending order are the 25 largest equity holdings in the Fund as of March 31, 2022, along with their Q1 2022 and 2021 calendar year share price changes in U.S. dollars. Also noted are dividend yields at closing March 31, 2022 stock prices. Together, these 25 firms comprised 65% of the Fund’s total assets. Thirty-three other equity investments comprised a total of approximately 21% of Fund assets. Cash & approximately 200 interest-bearing debt and hybrid securities comprised around 14% of assets. Individual position sizes of the 25 equities range from 3.9% of Fund assets (Total Energies) to approximately 1.4% for those shown near the bottom of the list.

8  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2022 (Unaudited)
These equity holdings are not trivial businesses. These firms occupy important positions in their respective markets, and they tend to be well capitalized. The reader will notice that these investments have delivered mixed share price performances for the last five quarters. Most have made reasonable progress in growing their bases of paying customers and distributable cash flows.
We have maintained your Fund’s exposure to dividend paying firms that we believe have resilient businesses with strong capital structures. We have reduced exposures to less resilient businesses, paying increased attention to expected ability to generate cash in an inflationary environment. Compare the sector allocations of the equities in the Fund from March 31, 2020 to March 31, 2022:
In the Fund’s portfolio, 14 equity investments contributed positive returns of at least +0.25% to overall portfolio performance during the semiannual period. These most positive contributors included pharmaceutical firms AbbVie, Pfizer and Roche Holding, commodities producer & trader Glencore, exchange operator CME Group, semiconductor manufacturers Broadcom and Qualcomm, Total Energies, and telecommunications network operators China Mobile, Orange, Vodafone Group, and China Telecom.
Seven of the Fund’s equity investments made negative contributions to portfolio performance of below -0.25% during semiannual period ended March 31, 2022. These detractors from Fund performance included Norilsk Nickel, JPMorgan Chase, Lukoil, Chimera Investment, Samsung Electronics, Siemens AG, and multi-national electric utility ENEL.
The Fund’s bond holdings delivered modest negative returns during the semiannual period. Six months of interest payments from bonds could not overcome relatively sharp price declines in bond values due to higher interest rates. Ten-year U.S. Treasury bond yields rose from 1.49% on September 30, 2021 to 2.34% on March 31. Corporate and asset-backed bond prices declined in the March quarter as yield spreads to government bonds widened slightly. The Bloomberg U.S. Corporate High Yield Index rose from 4.04% on September 30, 2021 to 6.01% on March 31 (yield to lower of call price or maturity).
Readers of this commentary who are long time shareholders of the Fund will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 9% in 2015 to 45% on June 30, 2009. We tend to allocate more Fund assets to interest bearing debt when yields are more attractive. On March 31, 86% of Fund assets were invested in equities, the remaining 14% in interest bearing debt and near cash assets.
The outlook for bond returns is extremely cloudy. In our view, the “real” yield on the 10-year U.S. Treasury note (market yield on 10-year UST of 2.9% minus core consumer price index of 6.5%) is near a multi-decade low at -3.6%

Thornburg Equity Funds Semi-Annual Report  |  9

Letter to Shareholders, Continued
March 31, 2022 (Unaudited)
using the March 2022 core consumer price index. This negative real yield level differs materially from levels typically experienced over the investment lifetimes of all readers of this commentary. The trailing 30-year average “real yield” on 10-year U.S. Treasury notes was +1.77%, so the current difference versus historical average is extreme.
Aggregate demand across the global economy is strong, though high price inflation is a significant concern. Economic news flow today is dominated by stories of shortages of labor, energy, semiconductors, other materials, and tight conditions in global shipping and logistics. Many of these issues have been exacerbated by the tragic Russian invasion of Ukraine and resulting economic dislocations. We are paying close attention to the abilities of companies in the Fund’s portfolio to manage cost inflation and maintain profit margins consistent with our expectations. Through it all, people around the world continue to trade with each other. We expect global trade and consumption to remain strong in the coming quarters.
We are optimistic about the future return potential of Thornburg Investment Income Builder Fund’s assets. Why? Virtually all the businesses in the Fund’s portfolio retain their market positions providing important products and services that generate cash flows to pay attractive dividends. In addition, we believe they are valued very attractively in relation to their own histories and relative to other assets. The weighted average price/operating cash flow ratio for the Fund’s equity portfolio tabulated using Bloomberg reported results was approximately 6.6x as of March 31, 2022, significantly below the 12.9x price/cash flow ratio of the MSCI All Country World Index. Income Builder’s 4.0% weighted average equity portfolio dividend yield significantly exceeds the 2.2% dividend yield of the MSCI All Country World Index. We believe investors will direct capital in the coming quarters into dividend paying stocks, supporting prices of these.
The quarter ending March 31, 2022 was the 77th full calendar quarter since the inception of Thornburg Investment Income Builder Fund in December 2002. In 57 of these quarters the Fund delivered a positive total return. The Fund has delivered positive total returns in 15 of its 19 calendar years of existence. Importantly, Thornburg Investment Income Builder Fund has delivered a compound annualized total return of more than 9% since its inception, split between quarterly income distributions and share price appreciation.
Thank you for being a shareholder of Thornburg Investment Income Builder Fund.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

Ben Kirby, cfa Portfolio Manager Head of Investments and Managing Director	Matt Burdett Portfolio Manager and Managing Director

10  |  Thornburg Equity Funds Semi-Annual Report

Thornburg Global Opportunities Fund

Investment Goal and
Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
A flexible mandate allows the Fund to pursue long-term performance using a broad approach to geography and market capitalization. The Fund invests primarily in a broad range of equity securities, including common stocks, preferred stocks and publicly traded real estate investment trusts, including smaller companies with market capitalizations less than $500 million. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 5 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended March 31, 2022.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG GLOBAL OPPORTUNITIES FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG GLOBAL OPPORTUNITIES FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/28/06)
Without sales charge	4.41%	15.92%	9.46%	11.16%	9.83%
With sales charge	-0.29%	14.15%	8.46%	10.65%	9.51%
Class C Shares (Incep: 7/28/06)
Without sales charge	3.62%	15.06%	8.64%	10.32%	8.99%
With sales charge	2.72%	15.06%	8.64%	10.32%	8.99%
Class I Shares (Incep: 7/28/06)	4.75%	16.26%	9.79%	11.56%	10.28%
Class R3 Shares (Incep: 2/1/08)	4.20%	15.67%	9.24%	10.99%	7.38%
Class R4 Shares (Incep: 2/1/08)	4.30%	15.78%	9.34%	11.09%	7.48%
Class R5 Shares (Incep: 2/1/08)	4.74%	16.25%	9.79%	11.55%	7.93%
Class R6 Shares (Incep: 4/10/17)	4.87%	16.40%	-	-	9.87%
MSCI AC World Net Total Return USD Index (Since 7/28/06)	7.28%	13.75%	11.64%	10.00%	7.21%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.31%; C shares, 2.08%; I shares, 1.06%; R3 shares, 2.07%; R4 shares, 1.83%; R5 shares, 1.36%; R6 shares, 1.00%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%;R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  11

Thornburg International Equity Fund

Investment Goal and
Fund Overview
The International Equity Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, nonfundamental goal of the Fund is to seek some current income. The Fund invests primarily in non-U.S. companies selected on a value basis using fundamental research. Under normal conditions, the Fund invests at least 80% of its assets in common stocks or depositary receipts. As described in more detail in the Fund Prospectus, the portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced.
Performance drivers and detractors for the reporting period ended March 31, 2022
» For the six-month period ended March 31, 2022 the Fund (Class I shares) lost 7.96% versus a loss of 3.72% for the MSCI AC World ex-USA Net Total Return USD Index and a loss of 3.38% for the MSCI EAFE Net Total Return USD Index.
» Numerous macro crosswinds impacted market performance during the period, causing large dispersions in country and sector performance. Largest among them, the war in Ukraine, the rise in U.S. interest rates, and the beginning of Fed tightening.
» Within the MSCI AC World ex-USA Net Total Return USD Index, value stocks outperformed growth stocks by 10%, with growth losing 8.6%. Energy, materials, and financials outperformed. Canada, Australia, the U.K., and oil producers (except for Russia) outperformed, while the eurozone and China underperformed.
» In many prior periods, Fund performance has been driven by bottom-up stock selection. Occasionally there are periods (like the pandemic in early 2020 and the last six months) where macro factors dominate stock selection and country and sector allocation are the biggest drivers of performance.
» The Fund was underweight most of the outperformers listed above and overweight the eurozone and China, which hurt performance. An overweight in communication services and information technology, which underperformed, were also negatives. An overweight in utilities, a zero weight in Russia, and an average 6% allocation to cash in a down market were notable positives.
» Bottom-up stock selection also had a negative impact. Our Basic Value basket underperformed in a strong market for value stocks as most of our holdings are higher quality value. We were underweight the growth companies in our Emerging Franchise basket, but many of them had substantially negative returns. Our Consistent Earners had the best performance of our three baskets.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL EQUITY FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL EQUITY FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 5/28/98)
Without sales charge	-8.23%	9.21%	7.07%	5.76%	7.27%
With sales charge	-12.37%	7.55%	6.09%	5.28%	7.06%
Class C Shares (Incep: 5/28/98)
Without sales charge	-8.83%	8.45%	6.30%	5.00%	6.45%
With sales charge	-9.62%	8.45%	6.30%	5.00%	6.45%
Class I Shares (Incep: 3/30/01)	-7.87%	9.57%	7.43%	6.15%	7.12%
Class R3 Shares (Incep: 7/1/03)	-8.34%	9.01%	6.88%	5.58%	7.79%
Class R4 Shares (Incep: 2/1/07)	-8.14%	9.22%	7.10%	5.79%	4.17%
Class R5 Shares (Incep: 2/1/05)	-7.92%	9.49%	7.37%	6.07%	6.55%
Class R6 Shares (Incep: 5/1/12)	-7.74%	9.72%	7.58%	-	6.39%
MSCI AC World ex USA Net Total Return USD Index (Since 5/28/98)	-1.48%	7.51%	6.76%	5.55%	4.92%
MSCI EAFE Net Total Return USD Index (Since 5/28/98)	1.16%	7.78%	6.72%	6.27%	4.50%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.25%; C shares, 1.96%; I shares, 0.94%; R3 shares, 1.61%; R4 shares, 1.40%; R5 shares, 1.16%; R6 shares, 0.88%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.90%; R3 shares, 1.36%; R4 shares, 1.16%; R5 shares, 0.90%;R6 shares 0.70%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
12  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Better World International Fund

Investment Goal and
Fund Overview
The Better World International Fund seeks long-term capital appreciation. The Fund invests primarily in a broad range of foreign companies, based on fundamental research combined with analysis of those environmental, social and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which are high-quality, attractively valued and, in our view, also demonstrate one or more significant positive ESG characteristics. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended March 31, 2022
» For the six-month period ended March 31, 2022 the Fund (Class I shares) lost 7.41% versus a loss of 3.72% for the MSCI AC World ex-USA Net Total Return USD Index.
» Numerous macro crosswinds impacted market performance during the period, causing large dispersions in country and sector performance. Largest among them, the war in Ukraine, the rise in U.S. interest rates, and the beginning of Fed tightening.
» Within the Fund’s benchmark index, value stocks outperformed growth stocks by 10%, with growth losing 8.6%. Energy, materials, and financials outperformed. Canada, Australia, the U.K., and oil producers (except for Russia) outperformed, while the eurozone and China underperformed.
» In many prior periods, the Fund’s performance has been driven by bottom-up stock selection. Occasionally there are periods (like the pandemic in early 2020 and the last six months) where macro factors dominate stock selection and country and sector allocation are the biggest drivers of performance.
» The Fund was underweight most of the outperformers listed above and overweight the eurozone and China, which hurt performance. An overweight in utilities, an underweight in consumer discretionary, a zero weight in Russia, and an average 9% allocation to cash in a down market were notable positives.
» Bottom-up stock selection also had a negative impact. Our Basic Value basket underperformed in a strong market for value stocks as most of our holdings are higher quality value. Many of the growth stocks in our Emerging Franchise basket also had substantially negative returns. Our Consistent Earners had the best performance of the three baskets during the period.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG BETTER WORLD INTERNATIONAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG BETTER WORLD INTERNATIONAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/15)
Without sales charge	1.72%	16.23%	11.41%	-	11.29%
With sales charge	-2.87%	14.46%	10.39%	-	10.51%
Class C Shares (Incep: 10/1/15)
Without sales charge	0.93%	15.47%	10.73%	-	10.62%
With sales charge	0.06%	15.47%	10.73%	-	10.62%
Class I Shares (Incep: 10/1/15)	2.24%	16.98%	12.17%	-	12.08%
MSCI AC World ex USA Net Total Return USD Index (Since 9/30/15)	-1.48%	7.51%	6.76%	-	7.64%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.57%; C shares, 2.85%; I shares, 1.21%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.19%; I shares, 0.90%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  13

Thornburg International Growth Fund

Investment Goal and
Fund Overview
The International Growth Fund seeks long-term growth of capital by investing in equity securities from around the world selected for their growth potential based on management’s belief that the companies will have growing revenues and earnings. The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.
Performance drivers and detractors for the reporting period ended March 31, 2022
» For the six-month reporting period ended March 31, 2022, stock selection was the primary driver of the Fund’s relative underperformance. For the period, the Fund (Class I shares) returned -15.94% versus a return of -8.66% for the MSCI AC World ex-USA Growth Net Total Return USD Index.
» Currency had a slightly positive impact on the Fund’s performance relative to the index due to a weakening dollar against the Japanese Yen.
» Positions in the U.K. and Emerging Asia were the primary positive relative contributors to Fund performance for the period, while positions in Canada and Emerging Latin America detracted from relative performance versus the index.
» Stock selection within health care and consumer staples was a positive relative contributor to Fund performance. Stock selections for the Fund within the information technology, communication services, and financials were the primary detractors to its relative underperformance versus the index.
» Performance was negative for all of the Fund’s three baskets during the period, with the consistent growers as the strongest relative basket and emerging growth franchises the weakest.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/1/07)
Without sales charge	-15.82%	6.08%	6.68%	6.84%	6.64%
With sales charge	-19.60%	4.46%	5.70%	6.35%	6.31%
Class C Shares (Incep: 2/1/07)
Without sales charge	-16.54%	5.24%	5.84%	6.02%	5.86%
With sales charge	-17.31%	5.24%	5.84%	6.02%	5.86%
Class I Shares (Incep: 2/1/07)	-15.59%	6.39%	7.02%	7.24%	7.11%
Class R3 Shares (Incep: 2/1/08)	-15.99%	5.87%	6.48%	6.69%	5.70%
Class R4 Shares (Incep: 2/1/08)	-15.94%	5.97%	6.59%	6.80%	5.81%
Class R5 Shares (Incep: 2/1/08)	-15.58%	6.40%	7.02%	7.23%	6.24%
Class R6 Shares (Incep: 2/1/13)	-15.49%	6.52%	7.13%	-	6.81%
MSCI AC World ex USA Growth Net Total Return USD Index (Since 2/1/07)	-6.16%	9.12%	8.60%	6.70%	4.26%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.26%; C shares, 2.07%; I shares, 0.99%; R3 shares, 1.88%; R4 shares, 1.62%; R5 shares, 1.26%; R6 shares, 0.95%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
14  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Developing World Fund

Investment Goal and
Fund Overview
The Developing World Fund’s primary investment goal is long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended March 31, 2022
» For the period ended March 31, 2022, the Fund’s underperformance on a sector basis relative to its benchmark index was attributable to stock selection, with sector allocation decisions essentially neutral and currency allocation decisions contributing positively to relative performance. During the period, the Fund (Class I shares) returned -12.12% versus a return of -8.20% for the MSCI Emerging Markets Net Total Return USD Index.
» Stock selection within financials, energy and consumer staples detracted from relative performance.
» Stock selection within materials, consumer discretionary and communication services were additive to relative performance.
» On a geographic basis, the Fund’s underperformance was driven by stock selection, with country allocation and currency allocation both contributing positively to relative performance.
» Stock selection in China and Brazil, and an underweight allocation to Saudi Arabia, detracted from relative performance. Stock selection within the Philippines, as well as stock selection and an overweight allocation to Mexico, contributed positive to relative performance.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG DEVELOPING WORLD FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG DEVELOPING WORLD FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/16/09)
Without sales charge	-14.46%	6.25%	7.80%	4.83%	6.17%
With sales charge	-18.30%	4.63%	6.81%	4.35%	5.78%
Class C Shares (Incep: 12/16/09)
Without sales charge	-15.14%	5.44%	6.98%	4.03%	5.39%
With sales charge	-15.99%	5.44%	6.98%	4.03%	5.39%
Class I Shares (Incep: 12/16/09)	-14.16%	6.63%	8.20%	5.27%	6.65%
Class R5 Shares (Incep: 2/1/13)	-14.17%	6.63%	8.21%	-	4.48%
Class R6 Shares (Incep: 2/1/13)	-14.07%	6.73%	8.31%	-	4.58%
MSCI Emerging Markets Net Total Return USD Index (Since 12/16/09)	-11.37%	4.94%	5.98%	3.36%	3.71%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.43%; C shares, 2.19%; I shares, 1.15%; R5 shares, 1.70%; R6 shares, 1.11%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.04%; R5 shares, 1.04%; R6 shares, 0.94%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  15

Thornburg Small/Mid Cap Core Fund

Investment Goal and
Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
With its core approach to stock selection, the Fund seeks to invest in a broadly diversified portfolio of companies the Fund categorizes as basic values, consistent earners, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended March 31, 2022
» For the six-month period ended March 31, 2022, the Fund (Class I shares) returned -1.71% versus a return of -2.22% for the Russell 2500 Total Return Index, primarily due to sector and market cap allocations. The allocation towards slightly larger companies was beneficial as mid-cap companies outperformed small-cap companies.
» Stock selection in health care and industrials had a positive relative impact on performance, as did an overallocation to the outperforming energy sector.
» Stock selection in information technology, consumer staples, and real estate had a negative relative impact on performance.
» Returns of mid-cap stocks outpaced small-cap stocks within the benchmark. Stock selection was a slight negative contributor within the small-cap portion of the Fund’s portfolio. However, an overweight to larger stocks within the universe and a positive impact from selection of stocks within the $2.5 billion to $12 billon market cap range were positive, contributing to outperformance for the period.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP CORE FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP CORE FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/2/95)
Without sales charge	3.09%	11.53%	10.31%	11.14%	9.88%
With sales charge	-1.56%	9.83%	9.30%	10.63%	9.69%
Class C Shares (Incep: 10/2/95)
Without sales charge	2.21%	10.63%	9.41%	10.27%	9.03%
With sales charge	1.49%	10.63%	9.41%	10.27%	9.03%
Class I Shares (Incep: 11/2/98)	3.44%	11.91%	10.69%	11.56%	8.23%
Class R3 Shares (Incep: 7/1/03)	3.07%	11.52%	10.29%	11.16%	8.45%
Class R4 Shares (Incep: 2/1/07)	3.17%	11.62%	10.40%	11.27%	6.92%
Class R5 Shares (Incep: 2/1/05)	3.43%	11.91%	10.69%	11.55%	8.58%
Russell 2500 Total Return Index (Since 10/2/95)	0.34%	13.79%	11.57%	12.09%	10.32%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.31%; C shares, 2.13%; I shares, 1.06%; R3 shares, 1.79%; R4 shares, 1.76%; R5 shares, 1.46%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.95%; R3 shares, 1.31%; R4 shares, 1.21%; R5 shares, 0.95%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
16  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Small/Mid Cap Growth Fund

Investment Goal and
Fund Overview
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent earners, disruptors, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended March 31, 2022
» For the six-month period ended March 31, 2022, the Fund (Class I shares) returned -18.64% versus a return of -12.13% for the Russell 2500 Growth Total Return Index, primarily due to stock selection across sectors and market cap ranges.
» Stock selection in information technology, consumer discretionary, and industrials had a negative relative impact on performance versus the index.
» The Fund’s allocation towards slightly larger companies was beneficial as larger companies outperformed smaller companies within the small- and mid-cap universe.
» Stock selection in health care and communication services had a positive relative impact on the Fund’s performance relative to the index.
» Returns of mid-caps outpaced small-caps within the benchmark during the period. Stock selection was the primary negative contributor to the relative underperformance within both the small- and mid-cap portion of the Fund. However, an underweighting in the Fund to smaller stocks within the index universe had a slight positive impact on relative performance.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/27/00)
Without sales charge	-14.54%	8.03%	10.48%	10.17%	6.98%
With sales charge	-18.39%	6.39%	9.46%	9.67%	6.75%
Class C Shares (Incep: 12/27/00)
Without sales charge	-15.29%	7.17%	9.59%	9.32%	6.14%
With sales charge	-15.80%	7.17%	9.59%	9.32%	6.14%
Class I Shares (Incep: 11/3/03)	-14.26%	8.40%	10.87%	10.60%	9.14%
Class R3 Shares (Incep: 7/1/03)	-14.67%	7.86%	10.31%	10.04%	9.15%
Class R4 Shares (Incep: 2/1/07)	-14.61%	7.97%	10.42%	10.15%	6.54%
Class R5 Shares (Incep: 10/3/05)	-14.25%	8.40%	10.87%	10.61%	8.37%
Russell 2500 Growth Total Return Index (Since 12/27/00)	-10.12%	12.99%	13.22%	12.69%	8.49%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.31%; C shares, 2.09%; I shares, 1.04%; R3 shares, 1.79%; R4 shares, 2.17%; R5 shares, 1.31%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.95%; R3 shares, 1.46%; R4 shares, 1.36%; R5 shares, 0.95%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  17

Thornburg Investment Income Builder Fund

Investment Goal and
Fund Overview
The Investment Income Builder Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily stocks and bonds. Equity investments normally will be weighted in favor of companies which pay dividends. The Fund may invest in securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 8 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended March 31, 2022.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INVESTMENT INCOME BUILDER FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INVESTMENT INCOME BUILDER FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/24/02)
Without sales charge	8.25%	8.67%	7.72%	7.23%	9.04%
With sales charge	3.39%	7.02%	6.73%	6.73%	8.78%
Class C Shares (Incep: 12/24/02)
Without sales charge	7.43%	7.86%	6.92%	6.45%	8.34%
With sales charge	6.43%	7.86%	6.92%	6.45%	8.34%
Class I Shares (Incep: 11/3/03)	8.53%	8.92%	8.01%	7.54%	8.55%
Class R3 Shares (Incep: 2/1/05)	7.85%	8.27%	7.34%	6.87%	7.18%
Class R4 Shares (Incep: 2/1/08)	8.00%	8.39%	7.45%	6.99%	5.81%
Class R5 Shares (Incep: 2/1/07)	8.41%	8.83%	7.89%	7.41%	6.47%
Class R6 Shares (Incep: 4/10/17)	8.62%	9.02%	-	-	8.21%
MSCI World Net Total Return USD Index (Since 12/24/02)	10.12%	14.98%	12.42%	10.88%	9.30%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.18%; C shares, 1.95%; I shares, 0.94%; R3 shares, 1.63%; R4 shares, 1.51%; R5 shares, 1.14%; R6 shares, 0.89%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: R3 shares,1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.80%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
30-day SEC Yield as of 3/31/22 (Class A Shares) : 2.72%
18  |   Thornburg Equity Funds Semi-Annual Report

Thornburg Summit Fund

Investment Goal and
Fund Overview
The Summit Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents.
There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg’s perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.
Performance drivers and detractors for the reporting period ended March 31, 2022
» Selection effect within both equities and fixed income contributed strongly to the Fund’s relative outperformance versus its index during the trailing six-month period ended March 31, 2022. The Fund’s position to cash was modestly detractive to relative performance. For the period, the Fund (Class I shares) returned 0.26% versus a return of -2.11% for the 60% MSCI All Country AC World Index and 40% Bloomberg Barclays Global Aggregate Bond Index (the benchmark blended index).
» Within equities, selection effect from information technology and industrial stocks contributed positively to the Fund’s relative outperformance.
» The Fund’s modestly underweight allocation to equities, versus its blended benchmark index, and its overweight allocation to communication services, as well as stock selection within financials, detracted from relative performance.
» Within fixed income, the Fund’s relative outperformance was primarily driven by strong security selection across sectors. An overweight allocation to asset backed securities was also additive to relative performance versus the blended benchmark index.
» On a geographic basis, an overweighting of Fund holdings in U.S. fixed income was additive to its relative performance.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SUMMIT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SUMMIT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 1/26/22)
Without sales charge	-	-	-	-	0.76%
With sales charge	-	-	-	-	-3.79%
Class I Shares (Incep: 3/1/19)	5.60%	15.27%	-	-	15.54%
60% MSCI All Country (AC) World Net Total Return USD Index/40% Bloomberg Global Aggregate Bond Index (Since 3/1/19)	1.72%	8.67%	-	-	8.87%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.47%; I shares, 1.22%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.24%; I shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Semi-Annual Report  |  19

Glossary
March 31, 2022 (Unaudited)
The Bloomberg U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg US Aggregate Bond Total Return Index Value USD and 75% MSCI World Net Total Return USD Index, rebalanced monthly.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
The MSCI World Net Total Return USD Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World Net Total Return USD Index is a market capitalization weighted index that is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, the Middle East, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World ex-USA Total Return Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI World ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. MSCI World ESG Leaders Index is constructed by aggregating the following regional Index MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries.
The MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World ex USA Growth Net Total Return USD Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Russell 2500 Total Return Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, with a weighted average market capitalization of approximately $4.3 billion, median capitalization of $1.2 billion and market capitalization of the largest company of $18.7 billion.
The Russell 2500 Growth Total Return Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology. Source: Frank Russell Company.
Net Adjusted S&P 500 Index – For illustration purposes, the net adjusted S&P 500 Index adjusts the total return of the S&P 500 Index to reflect the same net exposure as the Fund.
P/E - Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.
Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.
Yield to Worst (YTW) – The lowest potential yield that can be received on a bond without the issuer actually defaulting.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Any securities, sectors, or countries mentioned are for illustration purposes only. Holdings are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.
The information given should not be considered tax advice. Please consult your tax advisor for personal tax questions and concerns.
20   |  Thornburg Equity Funds Semi-Annual Report

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Thornburg Equity Funds Semi-Annual Report  |  21

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Percentage of Companies Paying Dividends in Russell 1000 Index
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)
Source: Bloomberg and FactSet as of 3/31/22.
Past performance does not guarantee future results.

22  |  Thornburg Equity Funds Semi-Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Financials	26%	40%
Real Estate	22%	28%
Energy	10%	7%
Consumer Discretionary	9%	8%
Utilities	8%	1%
Consumer Staples	7%	4%
Materials	5%	4%
Health Care	4%	1%
Information Technology	4%	1%
Communication Services	3%	2%
Industrials	2%	4%
Source: FactSet as of March 31, 2022.
Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe
Source: Bloomberg as of March 31, 2022.
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 48% of the top 100 dividend payers are in the financials and real estate sectors. In the (small cap) Russell 2000 Index, 68% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Thornburg Equity Funds Semi-Annual Report  |  23

Fund Summary
Thornburg Global Opportunities Fund  |  March 31, 2022 (Unaudited)
Fund Summary
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
Reliance Industries Ltd.	5.7%
Alphabet, Inc. Class A	5.0%
TotalEnergies SE	4.6%
OCI NV	4.3%
Samsung Electronics Co. Ltd.	4.2%
Capital One Financial Corp.	4.0%
Bank of Ireland Group plc	3.7%
NN Group NV	3.6%
Charles Schwab Corp.	3.5%
Tesco plc	3.4%

SECTOR EXPOSURE
Financials	18.1%
Communication Services	16.0%
Materials	12.7%
Information Technology	11.6%
Energy	10.3%
Consumer Discretionary	9.8%
Health Care	7.9%
Industrials	6.1%
Consumer Staples	3.4%
Other Assets Less Liabilities	4.1%

TOP TEN INDUSTRY GROUPS
Materials	12.7%
Energy	10.3%
Media & Entertainment	9.7%
Diversified Financials	7.5%
Semiconductors & Semiconductor Equipment	7.4%
Pharmaceuticals, Biotechnology & Life Sciences	7.4%
Banks	7.0%
Telecommunication Services	6.3%
Retailing	4.9%
Technology Hardware & Equipment	4.2%

THORNBURG GLOBAL OPPORTUNITIES FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

24  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg International Equity Fund  |  March 31, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
TotalEnergies SE	3.9%
CME Group, Inc.	3.1%
LVMH Moet Hennessy Louis Vuitton SE	2.8%
Kuehne + Nagel International AG	2.8%
Canadian Pacific Railway Ltd.	2.7%
Linde plc	2.7%
ABB Ltd.	2.7%
Kweichow Moutai Co. Ltd. Class A	2.6%
Roche Holding AG	2.5%
Tencent Holdings Ltd.	2.5%

SECTOR EXPOSURE
Industrials	19.1%
Information Technology	16.1%
Financials	13.5%
Utilities	8.4%
Communication Services	8.2%
Consumer Discretionary	8.2%
Materials	7.0%
Consumer Staples	5.0%
Health Care	4.9%
Energy	3.9%
Other Assets Less Liabilities	5.7%

TOP TEN INDUSTRY GROUPS
Capital Goods	11.7%
Utilities	8.4%
Consumer Durables & Apparel	7.0%
Materials	7.0%
Semiconductors & Semiconductor Equipment	6.9%
Banks	6.8%
Technology Hardware & Equipment	6.3%
Transportation	5.5%
Media & Entertainment	5.2%
Pharmaceuticals, Biotechnology & Life Sciences	4.9%

THORNBURG INTERNATIONAL EQUITY FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  25

Fund Summary
Thornburg Better World International Fund  |  March 31, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Roche Holding AG	2.8%
L’Oreal SA	2.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.6%
Seven & i Holdings Co. Ltd.	2.5%
Tesco plc	2.5%
Sony Corp.	2.4%
Hitachi Ltd.	2.4%
Recruit Holdings Co. Ltd.	2.4%
Novartis AG	2.2%
Visa, Inc. Class A	2.2%

SECTOR EXPOSURE
Information Technology	23.4%
Industrials	16.7%
Consumer Staples	11.8%
Materials	9.6%
Consumer Discretionary	9.3%
Financials	7.6%
Health Care	6.3%
Communication Services	2.9%
Real Estate	0.7%
Utilities	0.7%
Other Assets Less Liabilities	11.0%

TOP TEN INDUSTRY GROUPS
Software & Services	10.5%
Materials	9.6%
Semiconductors & Semiconductor Equipment	8.3%
Capital Goods	8.0%
Commercial & Professional Services	7.2%
Food & Staples Retailing	6.3%
Pharmaceuticals, Biotechnology & Life Sciences	6.3%
Household & Personal Products	5.5%
Technology Hardware & Equipment	4.6%
Consumer Durables & Apparel	4.4%

THORNBURG BETTER WORLD INTERNATIONAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

26  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg International Growth Fund  |  March 31, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	7.4%
Nestle SA	6.6%
AstraZeneca plc	4.9%
ASML Holding NV	4.1%
Tencent Holdings Ltd.	3.8%
LVMH Moet Hennessy Louis Vuitton SE	3.0%
Air Liquide SA	2.8%
Visa, Inc. Class A	2.7%
Mastercard, Inc. Class A	2.6%
Adyen NV	2.6%

SECTOR EXPOSURE
Information Technology	26.1%
Communication Services	13.3%
Consumer Discretionary	13.1%
Industrials	11.7%
Health Care	9.5%
Consumer Staples	8.0%
Financials	6.7%
Materials	6.3%
Energy	1.0%
Other Assets Less Liabilities	4.3%

TOP TEN INDUSTRY GROUPS
Semiconductors & Semiconductor Equipment	14.6%
Software & Services	11.5%
Media & Entertainment	11.1%
Pharmaceuticals, Biotechnology & Life Sciences	9.5%
Food, Beverage & Tobacco	8.0%
Materials	6.3%
Capital Goods	5.5%
Commercial & Professional Services	5.1%
Consumer Durables & Apparel	4.8%
Diversified Financials	4.0%

THORNBURG INTERNATIONAL GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  27

Fund Summary
Thornburg Developing World Fund  |  March 31, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	9.0%
Tencent Holdings Ltd.	4.7%
Samsung Electronics Co. Ltd.	3.9%
First Quantum Minerals Ltd.	3.0%
Yum China Holdings, Inc.	3.0%
B3 S.A. - Brasil Bolsa Balcao	2.7%
AIA Group Ltd.	2.7%
Micron Technology, Inc.	2.6%
Grupo Aeroportuario del Pacifico SAB de CV Class B	2.6%
Infosys Ltd. Sponsored ADR	2.5%

SECTOR EXPOSURE
Financials	25.3%
Information Technology	23.4%
Consumer Discretionary	14.7%
Communication Services	12.2%
Materials	5.7%
Industrials	4.7%
Consumer Staples	4.0%
Energy	3.0%
Utilities	2.6%
Health Care	2.3%
Other Assets Less Liabilities	2.1%

TOP TEN INDUSTRY GROUPS
Semiconductors & Semiconductor Equipment	12.9%
Banks	12.0%
Diversified Financials	9.5%
Media & Entertainment	8.4%
Technology Hardware & Equipment	6.5%
Retailing	6.4%
Materials	5.7%
Consumer Services	4.3%
Software & Services	4.0%
Insurance	3.8%

THORNBURG DEVELOPING WORLD FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

28  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Small/Mid Cap Core Fund  |  March 31, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Chesapeake Energy Corp.	3.8%
LPL Financial Holdings, Inc.	3.1%
Diamondback Energy, Inc.	3.1%
Signature Bank	3.0%
Avantor, Inc.	3.0%
AES Corp.	3.0%
Casella Waste Systems, Inc. Class A	2.9%
Pinnacle Financial Partners, Inc.	2.8%
Aspen Technology, Inc.	2.8%
Crown Holdings, Inc.	2.7%

SECTOR EXPOSURE
Industrials	19.5%
Information Technology	14.3%
Health Care	13.2%
Financials	12.6%
Materials	10.5%
Energy	8.1%
Consumer Discretionary	7.4%
Real Estate	4.3%
Communication Services	3.1%
Utilities	2.9%
Consumer Staples	2.6%
Other Assets Less Liabilities	1.5%

TOP TEN INDUSTRY GROUPS
Materials	10.5%
Capital Goods	10.1%
Software & Services	9.1%
Health Care Equipment & Services	8.3%
Commercial & Professional Services	8.3%
Energy	8.1%
Banks	7.9%
Pharmaceuticals, Biotechnology & Life Sciences	4.9%
Diversified Financials	4.7%
Real Estate	4.3%

THORNBURG SMALL/MID CAP CORE FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  29

Fund Summary
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Avantor, Inc.	3.7%
Horizon Therapeutics plc	3.3%
Casella Waste Systems, Inc. Class A	3.0%
Signature Bank	2.9%
Chart Industries, Inc.	2.8%
Entegris, Inc.	2.8%
CONMED Corp.	2.7%
Monolithic Power Systems, Inc.	2.7%
Eventbrite, Inc. Class A	2.6%
Teledyne Technologies, Inc.	2.6%

SECTOR EXPOSURE
Information Technology	34.0%
Health Care	22.4%
Industrials	16.2%
Consumer Discretionary	11.5%
Financials	5.9%
Consumer Staples	3.8%
Communication Services	2.6%
Materials	2.2%
Other Assets Less Liabilities	1.4%

TOP TEN INDUSTRY GROUPS
Software & Services	19.6%
Pharmaceuticals, Biotechnology & Life Sciences	11.4%
Health Care Equipment & Services	11.0%
Semiconductors & Semiconductor Equipment	9.4%
Capital Goods	8.3%
Commercial & Professional Services	5.6%
Technology Hardware & Equipment	5.0%
Retailing	4.8%
Consumer Durables & Apparel	3.8%
Food, Beverage & Tobacco	3.8%

THORNBURG SMALL/MID CAP GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

30  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
PORTFOLIO COMPOSITION
TOP TEN EQUITY HOLDINGS
TotalEnergies SE	3.9%
Broadcom, Inc.	3.9%
Orange SA	3.8%
Vodafone Group plc	3.4%
AbbVie, Inc.	3.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.3%
CME Group, Inc.	3.3%
Deutsche Telekom AG	3.0%
Samsung Electronics Co. Ltd.	3.0%
QUALCOMM, Inc.	2.5%

SECTOR EXPOSURE (percent of equity holdings)
Financials	25.0%
Communication Services	16.7%
Information Technology	16.0%
Health Care	14.3%
Utilities	6.3%
Materials	5.7%
Energy	4.8%
Consumer Staples	4.6%
Consumer Discretionary	3.5%
Industrials	2.3%
Real Estate	0.8%
Thornburg Equity Funds Semi-Annual Report  |  31

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢	28.0¢	90.0¢
2019	19.0¢	21.5¢	25.0¢	30.0¢	95.5¢
2020	19.0¢	19.0¢	21.0¢	29.0¢	88.0¢
2021	22.5¢	27.5¢	31.0¢	43.5¢	124.5¢
2022	20.0¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
32  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 3/31/2022
Telecommunication Services	16.7%
Pharmaceuticals, Biotechnology & Life Sciences	14.3%
Semiconductors & Semiconductor Equipment	11.4%
Diversified Financials	11.3%
Insurance	6.9%
Banks	6.8%
Utilities	6.3%
Materials	5.7%
Energy	4.8%
Technology Hardware & Equipment	4.6%

As of 12/31/2021
Telecommunication Services	14.6%
Pharmaceuticals, Biotechnology & Life Sciences	13.1%
Semiconductors & Semiconductor Equipment	12.9%
Diversified Financials	11.4%
Banks	7.2%
Insurance	6.8%
Utilities	5.9%
Energy	5.5%
Food & Staples Retailing	5.3%
Materials	5.1%

As of 9/30/2021
Telecommunication Services	16.0%
Pharmaceuticals, Biotechnology & Life Sciences	12.0%
Semiconductors & Semiconductor Equipment	11.7%
Diversified Financials	11.7%
Banks	7.9%
Insurance	7.4%
Energy	5.4%
Food & Staples Retailing	5.1%
Technology Hardware & Equipment	4.9%
Utilities	4.8%

As of 6/30/2021
Telecommunication Services	18.0%
Diversified Financials	12.5%
Semiconductors & Semiconductor Equipment	12.1%
Pharmaceuticals, Biotechnology & Life Sciences	11.2%
Banks	7.2%
Insurance	6.4%
Technology Hardware & Equipment	5.4%
Food & Staples Retailing	4.9%
Energy	4.8%
Utilities	4.7%

THORNBURG INVESTMENT INCOME BUILDER FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Thornburg Equity Funds Semi-Annual Report  |  33

Fund Summary
Thornburg Summit Fund  |  March 31, 2022 (Unaudited)
PORTFOLIO COMPOSITION
SECTOR EXPOSURE (percent of equity holdings)
Information Technology	29.3%
Communication Services	15.4%
Financials	12.8%
Consumer Discretionary	12.1%
Health Care	10.6%
Materials	6.4%
Industrials	4.6%
Energy	4.3%
Consumer Staples	3.3%
Utilities	1.2%
TOP TEN LONG HOLDINGS
Alphabet, Inc. Class A	2.7%
Microsoft Corp.	2.0%
Amazon.com, Inc.	1.7%
Merck & Co., Inc.	1.7%
Apple, Inc.	1.7%
JPMorgan Chase & Co.	1.6%
Meta Platforms, Inc. Class A	1.5%
Samsung Electronics Co. Ltd.	1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	1.4%
Chesapeake Energy Corp.	1.4%

THORNBURG SUMMIT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSAMX	885-216-358
Class I	TSUMX	885-216-580
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class A shares are not currently available for purchase.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

34  |  Thornburg Equity Funds Semi-Annual Report

Schedule of Investments
Thornburg Global Opportunities Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 95.9%
	Banks — 7.0%
	Banks — 7.0%
[a]	Bank of Ireland Group plc	6,154,498	$ 39,137,141
	Citigroup, Inc.	631,692	33,732,353
			72,869,494
	Capital Goods — 3.1%
	Aerospace & Defense — 0.8%
	L3Harris Technologies, Inc.	34,910	8,674,088
	Electrical Equipment — 2.3%
	Vestas Wind Systems A/S	809,286	23,740,243
			32,414,331
	Commercial & Professional Services — 3.0%
	Professional Services — 3.0%
[a]	CACI International, Inc. Class A	103,000	31,029,780
			31,029,780
	Consumer Durables & Apparel — 2.9%
	Household Durables — 2.9%
	Barratt Developments plc	4,509,656	30,700,854
			30,700,854
	Consumer Services — 2.0%
	Hotels, Restaurants & Leisure — 2.0%
[a]	Booking Holdings, Inc.	3,657	8,588,282
	Galaxy Entertainment Group Ltd.	2,036,462	12,050,522
			20,638,804
	Diversified Financials — 7.5%
	Capital Markets — 3.5%
	Charles Schwab Corp.	438,660	36,983,425
	Consumer Finance — 4.0%
	Capital One Financial Corp.	315,950	41,481,075
			78,464,500
	Energy — 10.3%
	Oil, Gas & Consumable Fuels — 10.3%
	Reliance Industries Ltd.	1,719,455	59,499,977
	TotalEnergies SE	953,499	48,246,591
			107,746,568
	Food & Staples Retailing — 3.4%
	Food & Staples Retailing — 3.4%
	Tesco plc	9,854,184	35,675,129
			35,675,129
	Health Care Equipment & Services — 0.5%
	Health Care Technology — 0.5%
[a]	Teladoc Health, Inc.	76,025	5,483,683
			5,483,683
	Insurance — 3.6%
	Insurance — 3.6%
	NN Group NV	736,862	37,343,234
			37,343,234
	Materials — 12.7%
	Chemicals — 5.9%
	CF Industries Holdings, Inc.	155,954	16,072,619
[a]	OCI NV	1,282,103	45,263,940
	Metals & Mining — 6.8%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 35

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Antofagasta plc	621,589	$ 13,506,461
	Freeport-McMoRan, Inc.	344,564	17,138,613
	Lundin Mining Corp.	888,870	9,008,505
	Mineral Resources Ltd.	810,255	31,940,467
			132,930,605
	Media & Entertainment — 9.7%
	Interactive Media & Services — 9.7%
[a]	Alphabet, Inc. Class A	18,872	52,489,637
[a]	Meta Platforms, Inc. Class A	132,590	29,482,712
	Tencent Holdings Ltd.	429,779	19,810,381
			101,782,730
	Pharmaceuticals, Biotechnology & Life Sciences — 7.4%
	Biotechnology — 2.5%
	AbbVie, Inc.	164,587	26,681,198
	Pharmaceuticals — 4.9%
	Pfizer, Inc.	463,991	24,020,814
	Roche Holding AG	68,837	27,236,165
			77,938,177
	Retailing — 4.9%
	Internet & Direct Marketing Retail — 2.1%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	177,938	19,359,655
[a]	JD.com, Inc. Class A	97,720	2,776,701
	Specialty Retail — 2.8%
	TJX Companies, Inc.	483,726	29,304,121
			51,440,477
	Semiconductors & Semiconductor Equipment — 7.4%
	Semiconductors & Semiconductor Equipment — 7.4%
	Micron Technology, Inc.	293,561	22,865,466
[a]	Qorvo, Inc.	202,387	25,116,227
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,462,114	29,993,094
			77,974,787
	Technology Hardware & Equipment — 4.2%
	Technology Hardware, Storage & Peripherals — 4.2%
	Samsung Electronics Co. Ltd.	765,727	43,817,170
			43,817,170
	Telecommunication Services — 6.3%
	Diversified Telecommunication Services — 5.9%
[b]	China Telecom Corp. Ltd. Class H	89,612,045	35,371,218
[a]	Converge ICT Solutions, Inc.	24,179,877	14,043,505
	Deutsche Telekom AG	648,377	12,075,453
	Wireless Telecommunication Services — 0.4%
[a]	T-Mobile US, Inc.	32,679	4,194,350
			65,684,526
	Total Common Stock (Cost $677,125,233)		1,003,934,849
	Short-Term Investments — 3.7%
[c]	Thornburg Capital Management Fund	3,847,655	38,476,549
	Total Short-Term Investments (Cost $38,476,549)		38,476,549
	Total Investments — 99.6% (Cost $715,601,782)		$1,042,411,398
	Other Assets Less Liabilities — 0.4%		4,104,746
	Net Assets — 100.0%		$1,046,516,144
36 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2022 (Unaudited)
Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2022
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	44,626,700	4/14/2022	58,619,120	$ 2,480,812	$ —
Great Britain Pound	SSB	Buy	5,052,400	4/14/2022	6,636,548	13,787	—
Euro	SSB	Sell	26,548,500	5/18/2022	29,412,219	855,726	—
Euro	BBH	Sell	20,187,100	5/18/2022	22,364,631	658,353	—

Total						$ 4,008,678	—

Net unrealized appreciation (depreciation)						$ 4,008,678

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Non-income producing.
b	On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit, beginning January 11, 2021, US persons (which includes the Fund) from transacting in certain securities and derivatives of publicly traded securities of any company designated as a "Communist Chinese military company" (collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, "CCMC Securities") by the US Department of Defense or the US Department of the Treasury’s Office of Foreign Assets Control ("OFAC") unless such transactions are for purposes of divestment and occur through November 11, 2021. In addition, US persons are also prohibited from transacting in CCMS Securities designated as such 60 days after such designation.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	41.2%
Netherlands	8.2%
China	7.7%
United Kingdom	6.6%
India	5.9%
France	4.8%
South Korea	4.4%
Ireland	3.9%
Australia	3.2%
Taiwan	3.0%
Switzerland	2.7%
Denmark	2.4%
Chile	2.2%
Philippines	1.4%
Germany	1.2%
Macao	1.2%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 37

Schedule of Investments
Thornburg International Equity Fund  |  March 31, 2022 (Unaudited)
Issuer-Description	SHARES	VALUE
Common Stock — 94.2%
Banks — 6.8%
Banks — 6.8%
China Merchants Bank Co. Ltd. Class A	3,085,084	$ 22,629,661
ING Groep NV	5,806,357	60,623,736
Intesa Sanpaolo SpA	25,987,646	59,479,598
Mitsubishi UFJ Financial Group, Inc.	8,951,702	55,331,704
		198,064,699
Capital Goods — 11.7%
Aerospace & Defense — 2.2%
Safran SA	542,046	63,818,034
Construction & Engineering — 2.0%
Ferrovial SA	2,146,055	57,074,016
Electrical Equipment — 5.7%
ABB Ltd.	2,357,979	76,494,469
Schneider Electric SE	349,298	58,643,754
Siemens Energy AG	1,290,935	29,369,714
Industrial Conglomerates — 1.3%
Hitachi Ltd.	773,679	38,718,117
Machinery — 0.5%
Kone OYJ Class B	274,755	14,377,949
		338,496,053
Commercial & Professional Services — 1.9%
Professional Services — 1.9%
Recruit Holdings Co. Ltd.	1,279,412	55,586,634
		55,586,634
Consumer Durables & Apparel — 7.0%
Household Durables — 2.4%
Sony Group Corp.	689,535	70,936,349
Textiles, Apparel & Luxury Goods — 4.6%
adidas AG	222,932	51,948,927
LVMH Moet Hennessy Louis Vuitton SE	113,935	81,326,654
		204,211,930
Diversified Financials — 4.5%
Capital Markets — 4.5%
CITIC Securities Co. Ltd. Class A	11,983,838	39,276,617
CME Group, Inc.	377,771	89,856,610
		129,133,227
Energy — 3.9%
Oil, Gas & Consumable Fuels — 3.9%
TotalEnergies SE	2,215,151	112,085,575
		112,085,575
Food & Staples Retailing — 1.6%
Food & Staples Retailing — 1.6%
Seven & i Holdings Co. Ltd.	961,480	45,840,675
		45,840,675
Food, Beverage & Tobacco — 2.6%
Beverages — 2.6%
Kweichow Moutai Co. Ltd. Class A	280,241	75,497,348
		75,497,348
Household & Personal Products — 0.8%
Personal Products — 0.8%
L’Oreal SA	55,579	22,200,758
		22,200,758
38 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Insurance — 2.2%
	Insurance — 2.2%
	Assicurazioni Generali SpA	1,098,014	$ 25,113,938
	NN Group NV	748,905	37,953,558
			63,067,496
	Materials — 7.0%
	Chemicals — 5.7%
	Air Liquide SA	331,413	57,978,638
	Linde plc	243,280	77,628,754
	Sika AG	89,987	29,772,525
	Construction Materials — 0.9%
	CRH plc	661,675	26,428,380
	Metals & Mining — 0.4%
	Norsk Hydro ASA	1,126,807	10,947,912
			202,756,209
	Media & Entertainment — 5.2%
	Entertainment — 1.7%
	Nintendo Co. Ltd.	101,194	51,078,876
	Interactive Media & Services — 3.5%
[a]	Kanzhun Ltd. ADR	1,156,695	28,813,272
	Tencent Holdings Ltd.	1,564,263	72,103,676
			151,995,824
	Pharmaceuticals, Biotechnology & Life Sciences — 4.9%
	Pharmaceuticals — 4.9%
	AstraZeneca plc	516,740	68,526,390
	Roche Holding AG	184,225	72,890,777
			141,417,167
	Retailing — 1.2%
	Internet & Direct Marketing Retail — 1.2%
[a]	Alibaba Group Holding Ltd.	522,908	7,135,974
[a]	JD.com, Inc. Class A	65,979	1,874,785
[a,b]	Meituan Class B	1,386,035	26,256,960
			35,267,719
	Semiconductors & Semiconductor Equipment — 6.9%
	Semiconductors & Semiconductor Equipment — 6.9%
	Infineon Technologies AG	1,855,232	62,762,503
[a]	Renesas Electronics Corp.	4,695,169	54,402,767
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	576,898	60,147,385
	Tokyo Electron Ltd.	44,029	22,611,578
			199,924,233
	Software & Services — 2.9%
	Information Technology Services — 2.9%
	Mastercard, Inc. Class A	182,664	65,280,460
[a]	Shopify, Inc. Class A	28,308	19,135,076
			84,415,536
	Technology Hardware & Equipment — 6.3%
	Communications Equipment — 2.4%
	Telefonaktiebolaget LM Ericsson Class B	7,685,804	70,060,277
	Electronic Equipment, Instruments & Components — 1.8%
	Keyence Corp.	112,898	52,351,077
	Technology Hardware, Storage & Peripherals — 2.1%
	Samsung Electronics Co. Ltd.	1,056,941	60,481,299
			182,892,653
	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
	Orange SA	3,600,706	42,631,271
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg International Equity Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Vantage Towers AG	1,243,231	$ 43,911,313
			86,542,584
	Transportation — 5.5%
	Marine — 2.8%
	Kuehne + Nagel International AG	281,638	79,965,209
	Road & Rail — 2.7%
	Canadian Pacific Railway Ltd.	957,580	79,038,653
			159,003,862
	Utilities — 8.3%
	Electric Utilities — 6.1%
	Electricite de France SA	3,020,447	28,350,478
	Endesa SA	2,030,396	44,269,969
	Enel SpA	7,974,555	53,244,105
	Iberdrola SA	4,750,930	51,927,517
	Multi-Utilities — 2.2%
	E.ON SE	5,377,710	62,478,995
			240,271,064
	Total Common Stock (Cost $2,382,079,400)		2,728,671,246
	Rights — 0.1%
	Utilities — 0.1%
	Electric Utilities — 0.1%
[a,c]	Electricite de France SA, 4/4/2022	3,020,446	1,122,699
			1,122,699
	Total Rights (Cost $0)		1,122,699
	Short-Term Investments — 6.7%
[d]	Thornburg Capital Management Fund	19,365,609	193,656,095
	Total Short-Term Investments (Cost $193,656,095)		193,656,095
	Total Investments — 101.0% (Cost $2,575,735,495)		$2,923,450,040
	Liabilities Net of Other Assets — (1.0)%		(27,874,512)
	Net Assets — 100.0%		$2,895,575,528

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $26,256,960, representing 0.91% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
40 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  March 31, 2022 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
Japan	16.4%
France	15.0%
China	10.0%
Switzerland	9.5%
Germany	9.2%
United States	7.8%
Spain	5.6%
United Kingdom	5.4%
Italy	5.0%
Netherlands	3.6%
Canada	3.6%
Sweden	2.6%
South Korea	2.2%
Taiwan	2.2%
Ireland	1.0%
Finland	0.5%
Norway	0.4%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 41

Schedule of Investments
Thornburg Better World International Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 89.0%
	Banks — 3.7%
	Banks — 3.7%
	Bank of Montreal	77,078	$ 9,070,068
	ING Groep NV	222,322	2,321,247
	United Overseas Bank Ltd.	230,000	5,381,540
			16,772,855
	Capital Goods — 8.0%
	Construction & Engineering — 1.4%
	Skanska AB Class B	291,934	6,531,204
	Electrical Equipment — 3.8%
	ABB Ltd.	282,748	9,172,541
	Schneider Electric SE	47,987	8,056,553
	Industrial Conglomerates — 2.4%
	Hitachi Ltd.	217,000	10,859,583
	Trading Companies & Distributors — 0.4%
	Ashtead Group plc	32,876	2,070,017
			36,689,898
	Commercial & Professional Services — 7.2%
	Commercial Services & Supplies — 2.0%
[a]	China Conch Environment Protection Holdings Ltd.	936,500	1,171,627
	Waste Connections, Inc.	56,866	7,944,180
	Professional Services — 5.2%
	Experian plc	218,108	8,402,743
	Recruit Holdings Co. Ltd.	248,900	10,813,962
[a]	Visional, Inc.	76,000	4,677,336
			33,009,848
	Consumer Durables & Apparel — 4.4%
	Household Durables — 2.4%
	Sony Group Corp.	106,183	10,923,643
	Textiles, Apparel & Luxury Goods — 2.0%
	LVMH Moet Hennessy Louis Vuitton SE	12,614	9,003,857
			19,927,500
	Consumer Services — 2.6%
	Diversified Consumer Services — 1.0%
[a]	Coursera, Inc.	198,537	4,574,293
	Hotels, Restaurants & Leisure — 1.6%
[a]	Booking Holdings, Inc.	3,121	7,329,512
			11,903,805
	Diversified Financials — 3.1%
	Capital Markets — 3.1%
	CITIC Securities Co. Ltd. Class A	2,751,835	9,019,045
	East Money Information Co. Ltd. Class A	1,345,620	5,330,048
			14,349,093
	Food & Staples Retailing — 6.3%
	Food & Staples Retailing — 6.3%
	Alimentation Couche-Tard, Inc.	134,035	6,038,356
	Seven & i Holdings Co. Ltd.	245,700	11,714,288
	Tesco plc	3,125,486	11,315,206
			29,067,850
	Household & Personal Products — 5.5%
	Personal Products — 5.5%
	L’Oreal SA	31,099	12,422,342
[a]	Natura & Co. Holding SA	831,298	4,548,432
	Shiseido Co. Ltd.	161,400	8,152,065
42 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
			25,122,839
	Insurance — 0.8%
	Insurance — 0.8%
	NN Group NV	70,961	$ 3,596,214
			3,596,214
	Materials — 9.6%
	Chemicals — 5.9%
	Air Liquide SA	42,661	7,463,276
	Albemarle Corp.	34,958	7,730,962
	JSR Corp.	148,500	4,373,014
	Linde plc	23,795	7,592,799
	Containers & Packaging — 1.1%
	Crown Holdings, Inc.	38,486	4,814,214
	Metals & Mining — 2.6%
	Norsk Hydro ASA	785,478	7,631,603
	Shandong Nanshan Aluminum Co. Ltd. Class A	7,061,825	4,496,378
			44,102,246
	Media & Entertainment — 2.9%
	Interactive Media & Services — 2.9%
[a]	Kanzhun Ltd. ADR	258,927	6,449,872
	Tencent Holdings Ltd.	145,300	6,697,508
			13,147,380
	Pharmaceuticals, Biotechnology & Life Sciences — 6.3%
	Biotechnology — 1.2%
	CSL Ltd.	28,453	5,680,430
	Pharmaceuticals — 5.1%
	Novartis AG	116,927	10,265,197
	Roche Holding AG	33,045	13,074,641
			29,020,268
	Real Estate — 0.7%
	Real Estate Management & Development — 0.7%
	Vonovia SE	72,262	3,368,160
			3,368,160
	Retailing — 2.3%
	Internet & Direct Marketing Retail — 2.3%
[a]	JD.com, Inc. Class A	9,952	282,785
[a,b]	Meituan Class B	474,600	8,990,792
[a]	MercadoLibre, Inc.	912	1,084,806
			10,358,383
	Semiconductors & Semiconductor Equipment — 8.3%
	Semiconductors & Semiconductor Equipment — 8.3%
	Infineon Technologies AG	216,300	7,317,430
	NVIDIA Corp.	16,154	4,407,780
[a]	Renesas Electronics Corp.	627,600	7,271,980
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	113,927	11,878,029
	Tokyo Electron Ltd.	13,900	7,138,498
			38,013,717
	Software & Services — 10.5%
	Information Technology Services — 8.1%
[a,b]	Adyen NV	4,093	8,106,978
	Computershare Ltd.	368,500	6,772,693
	Nomura Research Institute Ltd.	174,900	5,706,512
[a]	Shopify, Inc. Class A	10,142	6,855,586
	Visa, Inc. Class A	44,731	9,919,994
	Software — 2.4%
	Constellation Software, Inc.	2,636	4,505,965
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 43

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	SAP SE	58,090	$ 6,438,005
			48,305,733
	Technology Hardware & Equipment — 4.6%
	Communications Equipment — 2.1%
	Telefonaktiebolaget LM Ericsson Class B	1,065,006	9,708,108
	Electronic Equipment, Instruments & Components — 2.5%
	Halma plc	139,951	4,578,791
	Keyence Corp.	14,500	6,723,685
			21,010,584
	Transportation — 1.5%
	Road & Rail — 1.5%
	Canadian Pacific Railway Ltd.	81,778	6,749,956
			6,749,956
	Utilities — 0.7%
	Electric Utilities — 0.7%
	Electricite de France SA	360,493	3,383,654
			3,383,654
	Total Common Stock (Cost $413,010,252)		407,899,983
	Rights — 0.0%
	Utilities — 0.0%
	Electric Utilities — 0.0%
[a,c]	Electricite de France SA, 4/4/2022	360,490	133,994
			133,994
	Total Rights (Cost $0)		133,994
	Short-Term Investments — 10.9%
[d]	Thornburg Capital Management Fund	5,028,133	50,281,331
	Total Short-Term Investments (Cost $50,281,331)		50,281,331
	Total Investments — 99.9% (Cost $463,291,583)		$458,315,308
	Other Assets Less Liabilities — 0.1%		307,411
	Net Assets — 100.0%		$458,622,719

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $17,097,770, representing 3.73% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
44 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2022 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
Japan	21.7%
United States	13.4%
China	10.4%
United Kingdom	8.3%
Canada	8.1%
Switzerland	8.0%
France	7.9%
Germany	4.2%
Sweden	4.0%
Netherlands	3.4%
Australia	3.1%
Taiwan	2.9%
Norway	1.9%
Brazil	1.4%
Singapore	1.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 45

Schedule of Investments
Thornburg International Growth Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 95.7%
	Automobiles & Components — 1.8%
	Automobiles — 1.8%
	Ferrari NV	118,938	$ 25,939,188
			25,939,188
	Banks — 2.7%
	Banks — 2.7%
[a]	BAWAG Group AG	254,230	12,828,209
	HDFC Bank Ltd. ADR	397,344	24,369,107
			37,197,316
	Capital Goods — 5.5%
	Electrical Equipment — 1.8%
	Schneider Electric SE	145,434	24,416,961
	Machinery — 2.5%
	Otis Worldwide Corp.	453,168	34,871,278
	Trading Companies & Distributors — 1.2%
	Ashtead Group plc	276,450	17,406,507
			76,694,746
	Commercial & Professional Services — 5.1%
	Professional Services — 5.1%
	Experian plc	644,407	24,826,171
	Nihon M&A Center Holdings, Inc.	1,115,100	15,597,961
	Wolters Kluwer NV	291,920	31,120,521
			71,544,653
	Consumer Durables & Apparel — 4.8%
	Textiles, Apparel & Luxury Goods — 4.8%
	adidas AG	105,635	24,615,690
	LVMH Moet Hennessy Louis Vuitton SE	59,315	42,338,969
			66,954,659
	Consumer Services — 2.6%
	Hotels, Restaurants & Leisure — 2.6%
[b]	Booking Holdings, Inc.	9,828	23,080,567
[a]	Evolution AB	138,096	14,049,101
			37,129,668
	Diversified Financials — 4.0%
	Capital Markets — 4.0%
	Deutsche Boerse AG	177,708	31,989,346
	Japan Exchange Group, Inc.	1,279,800	23,763,199
			55,752,545
	Energy — 1.0%
	Oil, Gas & Consumable Fuels — 1.0%
	TotalEnergies SE	286,900	14,517,002
			14,517,002
	Food, Beverage & Tobacco — 8.0%
	Beverages — 1.4%
	Kweichow Moutai Co. Ltd. Class A	70,681	19,041,568
	Food Products — 6.6%
	Nestle SA	711,044	92,448,991
			111,490,559
	Materials — 6.3%
	Chemicals — 5.2%
	Air Liquide SA	224,199	39,222,217
	JSR Corp.	498,600	14,682,726
	Sika AG	59,834	19,796,295
46 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Containers & Packaging — 1.1%
	SIG Combibloc Group AG	603,763	$ 15,220,779
			88,922,017
	Media & Entertainment — 11.1%
	Entertainment — 4.5%
	Activision Blizzard, Inc.	436,798	34,991,888
[b]	Sea Ltd. ADR	104,124	12,473,014
[b]	Ubisoft Entertainment SA	366,108	16,087,815
	Interactive Media & Services — 6.6%
	carsales.com Ltd.	1,457,493	22,563,889
[b]	Hemnet Group AB	1,045,510	15,724,091
	Tencent Holdings Ltd.	1,160,400	53,487,876
			155,328,573
	Pharmaceuticals, Biotechnology & Life Sciences — 9.5%
	Biotechnology — 2.1%
	CSL Ltd.	148,768	29,700,429
	Life Sciences Tools & Services — 2.5%
	Lonza Group AG	48,756	35,328,759
	Pharmaceuticals — 4.9%
	AstraZeneca plc	514,634	68,247,107
			133,276,295
	Retailing — 3.9%
	Internet & Direct Marketing Retail — 2.3%
[a,b]	Boozt AB	518,149	6,617,006
[b]	JD.com, Inc. Class A	72,666	2,064,795
[b]	MercadoLibre, Inc.	19,010	22,612,015
	Multiline Retail — 1.6%
	B&M European Value Retail SA	3,245,456	22,706,165
			53,999,981
	Semiconductors & Semiconductor Equipment — 14.6%
	Semiconductors & Semiconductor Equipment — 14.6%
	ASML Holding NV	87,228	58,287,622
	BE Semiconductor Industries NV	196,990	16,792,075
	SK Hynix, Inc.	277,142	26,660,820
	Taiwan Semiconductor Manufacturing Co. Ltd.	5,029,000	103,162,457
			204,902,974
	Software & Services — 11.5%
	Information Technology Services — 9.4%
[a,b]	Adyen NV	18,402	36,448,721
	Mastercard, Inc. Class A	102,639	36,681,126
	Nomura Research Institute Ltd.	626,300	20,434,467
	Visa, Inc. Class A	170,672	37,849,929
	Software — 2.1%
[b]	Atlassian Corp. plc Class A	33,493	9,841,248
[b]	Elastic NV	198,756	17,679,346
[b]	Unifiedpost Group SA	289,623	2,045,142
			160,979,979
	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
[a]	Cellnex Telecom SA	630,488	30,341,855
			30,341,855
	Transportation — 1.1%
	Air Freight & Logistics — 1.1%
	DSV AS	82,831	15,875,019
			15,875,019
	Total Common Stock (Cost $1,045,436,830)		1,340,847,029
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Short-Term Investments — 4.1%
[c]	Thornburg Capital Management Fund	5,740,349	$ 57,403,494
	Total Short-Term Investments (Cost $57,403,494)		57,403,494
	Total Investments — 99.8% (Cost $1,102,840,324)		$1,398,250,523
	Other Assets Less Liabilities — 0.2%		3,452,910
	Net Assets — 100.0%		$1,401,703,433

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $100,284,892, representing 7.15% of the Fund’s net assets.
b	Non-income producing.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	16.4%
Switzerland	12.1%
Netherlands	10.6%
United Kingdom	9.9%
Taiwan	8.6%
France	8.4%
China	5.6%
Japan	5.6%
Germany	4.2%
Australia	3.9%
Sweden	2.7%
Spain	2.3%
South Korea	2.0%
Italy	1.9%
India	1.8%
Brazil	1.7%
Denmark	1.2%
Austria	1.0%
Belgium	0.1%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
48 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Developing World Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 97.9%
	Automobiles & Components — 2.9%
	Automobiles — 2.9%
[a]	Li Auto, Inc. Class A	801,244	$ 10,366,367
[a]	Tata Motors Ltd. Sponsored ADR	771,916	21,575,052
			31,941,419
	Banks — 12.0%
	Banks — 12.0%
	Bank Rakyat Indonesia Persero Tbk PT	80,587,767	26,028,611
	China Construction Bank Corp.	19,002,743	14,234,280
	Grupo Financiero Banorte SAB de CV	2,706,032	20,382,992
	HDFC Bank Ltd.	1,425,301	27,444,491
	ICICI Bank Ltd.	482,047	4,600,270
[a]	KakaoBank Corp.	272,485	11,508,482
[b]	Postal Savings Bank of China Co. Ltd. Class H	19,860,250	15,992,403
	Siam Commercial Bank PCL	3,849,704	13,127,632
			133,319,161
	Capital Goods — 2.1%
	Electrical Equipment — 1.0%
	Sungrow Power Supply Co. Ltd. Class A	615,157	10,317,559
	Machinery — 1.1%
	Shenzhen Inovance Technology Co. Ltd. Class A	1,388,307	12,395,793
			22,713,352
	Consumer Durables & Apparel — 1.1%
	Textiles, Apparel & Luxury Goods — 1.1%
	Shenzhou International Group Holdings Ltd.	950,688	12,551,002
			12,551,002
	Consumer Services — 4.3%
	Hotels, Restaurants & Leisure — 4.3%
	Huazhu Group Ltd. ADR	451,075	14,880,964
	Yum China Holdings, Inc.	751,697	32,788,573
			47,669,537
	Diversified Financials — 9.5%
	Capital Markets — 6.0%
	B3 SA - Brasil Bolsa Balcao	9,158,878	30,221,479
	East Money Information Co. Ltd. Class A	3,865,599	15,311,774
[a]	XP, Inc. Class A	691,938	20,827,334
	Consumer Finance — 1.5%
	SBI Cards & Payment Services Ltd.	1,447,176	16,131,734
	Diversified Financial Services — 2.0%
	Chailease Holding Co. Ltd.	2,570,851	22,549,762
			105,042,083
	Energy — 3.0%
	Oil, Gas & Consumable Fuels — 3.0%
	Petroleo Brasileiro SA	1,532,142	22,675,702
	PTT Exploration & Production PCL	2,536,581	10,929,193
			33,604,895
	Food & Staples Retailing — 2.9%
	Food & Staples Retailing — 2.9%
[a,b]	Dino Polska SA	133,923	10,808,495
	Wal-Mart de Mexico SAB de CV	5,097,380	20,889,263
			31,697,758
	Food, Beverage & Tobacco — 1.1%
	Beverages — 1.1%
	Wuliangye Yibin Co. Ltd. Class A	513,089	12,456,842
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
			12,456,842
	Health Care Equipment & Services — 1.2%
	Health Care Providers & Services — 1.2%
[a]	Oncoclinicas do Brasil Servicos Medicos SA	6,052,591	$ 13,424,635
			13,424,635
	Insurance — 3.8%
	Insurance — 3.8%
	AIA Group Ltd.	2,846,482	29,722,615
[a]	Star Health & Allied Insurance Co. Ltd.	1,329,809	12,452,657
			42,175,272
	Materials — 5.7%
	Chemicals — 2.7%
	Fertiglobe plc	7,424,235	10,098,827
	Sociedad Quimica y Minera de Chile SA Sponsored ADR	225,922	19,338,923
	Metals & Mining — 3.0%
	First Quantum Minerals Ltd.	964,420	33,388,072
			62,825,822
	Media & Entertainment — 8.4%
	Entertainment — 1.3%
	NetEase, Inc.	832,571	15,021,884
	Interactive Media & Services — 7.1%
	NAVER Corp.	93,269	25,922,157
	Tencent Holdings Ltd.	1,138,201	52,464,627
			93,408,668
	Pharmaceuticals, Biotechnology & Life Sciences — 1.1%
	Pharmaceuticals — 1.1%
[a,b]	Gland Pharma Ltd.	269,214	11,586,518
			11,586,518
	Retailing — 6.4%
	Internet & Direct Marketing Retail — 3.9%
[a]	Alibaba Group Holding Ltd.	1,262,301	17,226,257
[a]	JD.com, Inc. Class A	48,916	1,389,942
[a,b]	Meituan Class B	620,075	11,746,662
[a]	MercadoLibre, Inc.	11,377	13,532,714
	Specialty Retail — 2.5%
	China Tourism Group Duty Free Corp. Ltd. Class A	586,550	15,087,548
	K Car Co. Ltd.	457,341	12,204,536
			71,187,659
	Semiconductors & Semiconductor Equipment — 12.9%
	Semiconductors & Semiconductor Equipment — 12.9%
	MediaTek, Inc.	459,968	14,314,441
	Micron Technology, Inc.	375,398	29,239,750
	Taiwan Semiconductor Manufacturing Co. Ltd.	4,861,960	99,735,880
			143,290,071
	Software & Services — 4.0%
	Information Technology Services — 3.0%
	Infosys Ltd. Sponsored ADR	1,105,038	27,504,396
[a,b]	Network International Holdings plc	1,694,885	6,193,858
	Software — 1.0%
	Yonyou Network Technology Co. Ltd. Class A	3,064,494	11,017,480
			44,715,734
	Technology Hardware & Equipment — 6.5%
	Electronic Equipment, Instruments & Components — 2.6%
	Hon Hai Precision Industry Co. Ltd.	6,225,761	22,859,930
	Sunny Optical Technology Group Co. Ltd.	411,959	6,542,456
50 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Technology Hardware, Storage & Peripherals — 3.9%
	Samsung Electronics Co. Ltd.	749,173	$ 42,869,901
			72,272,287
	Telecommunication Services — 3.8%
	Diversified Telecommunication Services — 3.8%
[a]	Converge ICT Solutions, Inc.	45,723,046	26,555,628
	Telefonica Brasil SA	1,347,751	15,198,486
			41,754,114
	Transportation — 2.6%
	Transportation Infrastructure — 2.6%
	Grupo Aeroportuario del Pacifico SAB de CV Class B	1,773,037	28,581,642
			28,581,642
	Utilities — 2.6%
	Electric Utilities — 0.8%
	Enel Chile SA	292,224,492	8,728,108
	Independent Power and Renewable Electricity Producers — 1.8%
	China Longyuan Power Group Corp. Ltd. Class H	9,030,668	20,298,637
			29,026,745
	Total Common Stock (Cost $882,877,527)		1,085,245,216
	Short-Term Investments — 0.9%
[c]	Thornburg Capital Management Fund	953,784	9,537,844
	Total Short-Term Investments (Cost $9,537,844)		9,537,844
	Total Investments — 98.8% (Cost $892,415,371)		$1,094,783,060
	Other Assets Less Liabilities — 1.2%		13,215,353
	Net Assets — 100.0%		$1,107,998,413

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $56,327,936, representing 5.08% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 51

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2022 (Unaudited)
COUNTRY EXPOSURE * (percent of equity holdings)
China	27.8%
Taiwan	14.7%
India	11.2%
Brazil	10.7%
South Korea	8.5%
Mexico	6.4%
Zambia	3.1%
Hong Kong	2.7%
United States	2.7%
Chile	2.6%
Philippines	2.5%
Indonesia	2.4%
Thailand	2.2%
United Arab Emirates	1.5%
Poland	1.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
52 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Small/Mid Cap Core Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 98.5%
	Automobiles & Components — 0.8%
	Auto Components — 0.8%
[a]	Gentherm, Inc.	83,921	$ 6,129,590
			6,129,590
	Banks — 7.9%
	Banks — 5.9%
	Pinnacle Financial Partners, Inc.	223,775	20,605,202
	Signature Bank	75,690	22,214,258
	Thrifts & Mortgage Finance — 2.0%
	Walker & Dunlop, Inc.	116,271	15,047,793
			57,867,253
	Capital Goods — 10.1%
	Aerospace & Defense — 1.8%
	Spirit AeroSystems Holdings, Inc. Class A	258,559	12,640,949
	Building Products — 2.4%
[a]	Builders FirstSource, Inc.	274,953	17,745,467
	Construction & Engineering — 0.5%
[a]	API Group Corp.	171,771	3,612,344
	Machinery — 5.4%
[a]	Chart Industries, Inc.	74,839	12,855,095
[a]	Gates Industrial Corp. plc	1,065,241	16,042,529
	ITT, Inc.	140,594	10,574,075
			73,470,459
	Commercial & Professional Services — 8.3%
	Commercial Services & Supplies — 4.9%
[a]	Casella Waste Systems, Inc. Class A	240,648	21,092,797
[a]	Clean Harbors, Inc.	134,298	14,993,029
	Professional Services — 3.4%
	Booz Allen Hamilton Holding Corp. Class A	141,110	12,395,102
[a]	Sterling Check Corp.	461,613	12,200,432
			60,681,360
	Consumer Durables & Apparel — 1.6%
	Household Durables — 1.6%
[a]	Sonos, Inc.	415,366	11,721,628
			11,721,628
	Consumer Services — 2.8%
	Diversified Consumer Services — 1.2%
[a]	Bright Horizons Family Solutions, Inc.	65,381	8,675,405
	Hotels, Restaurants & Leisure — 1.6%
[a]	Norwegian Cruise Line Holdings Ltd.	552,548	12,089,750
			20,765,155
	Diversified Financials — 4.7%
	Capital Markets — 3.1%
	LPL Financial Holdings, Inc.	125,669	22,957,213
	Consumer Finance — 1.6%
	OneMain Holdings, Inc.	238,857	11,324,210
			34,281,423
	Energy — 8.1%
	Energy Equipment & Services — 1.2%
[a]	Liberty Oilfield Services, Inc. Class A	583,801	8,651,931
	Oil, Gas & Consumable Fuels — 6.9%
	Chesapeake Energy Corp.	314,278	27,342,186
	Diamondback Energy, Inc.	166,997	22,891,949
			58,886,066
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 53

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Food, Beverage & Tobacco — 2.6%
	Food Products — 2.6%
	Lamb Weston Holdings, Inc.	184,931	$ 11,079,216
[a]	SunOpta, Inc.	1,638,084	8,223,182
			19,302,398
	Health Care Equipment & Services — 8.3%
	Health Care Equipment & Supplies — 5.2%
[a]	Envista Holdings Corp.	331,340	16,139,571
[a]	Haemonetics Corp.	205,595	12,997,716
[a]	Heska Corp.	66,667	9,218,713
	Health Care Providers & Services — 3.1%
[a]	Amedisys, Inc.	42,094	7,252,375
[a]	PetIQ, Inc. Class A	625,208	15,255,075
			60,863,450
	Materials — 10.5%
	Chemicals — 5.5%
	Element Solutions, Inc.	646,710	14,162,949
[a]	Livent Corp.	330,707	8,621,532
	Sensient Technologies Corp.	201,972	16,955,549
	Containers & Packaging — 2.7%
	Crown Holdings, Inc.	156,936	19,631,124
	Metals & Mining — 2.3%
	Hudbay Minerals, Inc.	2,168,077	17,019,405
			76,390,559
	Media & Entertainment — 1.3%
	Media — 1.3%
[a]	WideOpenWest, Inc.	532,572	9,288,056
			9,288,056
	Pharmaceuticals, Biotechnology & Life Sciences — 4.9%
	Life Sciences Tools & Services — 4.9%
[a]	Avantor, Inc.	656,499	22,202,796
	Azenta, Inc.	163,385	13,541,349
			35,744,145
	Real Estate — 4.3%
	Equity Real Estate Investment Trusts — 1.8%
	Kite Realty Group Trust	563,643	12,834,151
	Real Estate Management & Development — 2.5%
[a]	Jones Lang LaSalle, Inc.	77,355	18,523,428
			31,357,579
	Retailing — 2.2%
	Specialty Retail — 2.2%
[a]	Floor & Decor Holdings, Inc. Class A	71,389	5,782,509
[a]	Leslie’s, Inc.	542,328	10,499,470
			16,281,979
	Semiconductors & Semiconductor Equipment — 3.0%
	Semiconductors & Semiconductor Equipment — 3.0%
[a]	FormFactor, Inc.	308,548	12,968,272
[a]	MaxLinear, Inc.	153,542	8,959,176
			21,927,448
	Software & Services — 9.1%
	Information Technology Services — 2.3%
[a]	Repay Holdings Corp. Class A	1,161,089	17,149,285
	Software — 6.8%
[a]	Agilysys, Inc.	196,205	7,824,655
[a]	Aspen Technology, Inc.	122,934	20,329,596
54 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
[a]	Black Knight, Inc.	188,886	$ 10,953,499
[a]	Varonis Systems, Inc. Class B	215,391	10,239,688
			66,496,723
	Technology Hardware & Equipment — 2.2%
	Electronic Equipment, Instruments & Components — 2.2%
[a]	Teledyne Technologies, Inc.	33,546	15,854,846
			15,854,846
	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
[a]	Radius Global Infrastructure, Inc. Class A	895,664	12,790,082
			12,790,082
	Transportation — 1.1%
	Road & Rail — 1.1%
[a]	XPO Logistics, Inc.	109,012	7,936,074
			7,936,074
	Utilities — 2.9%
	Independent Power and Renewable Electricity Producers — 2.9%
	AES Corp.	837,790	21,556,337
			21,556,337
	Total Common Stock (Cost $640,428,399)		719,592,610
	Short-Term Investments — 1.8%
[b]	Thornburg Capital Management Fund	1,322,677	13,226,766
	Total Short-Term Investments (Cost $13,226,766)		13,226,766
	Total Investments — 100.3% (Cost $653,655,165)		$732,819,376
	Liabilities Net of Other Assets — (0.3)%		(2,114,191)
	Net Assets — 100.0%		$730,705,185

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 55

Schedule of Investments
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 98.6%
	Automobiles & Components — 2.9%
	Auto Components — 2.9%
[a]	Fox Factory Holding Corp.	93,311	$ 9,139,812
[a]	Gentherm, Inc.	52,316	3,821,161
			12,960,973
	Banks — 2.9%
	Banks — 2.9%
	Signature Bank	44,762	13,137,199
			13,137,199
	Capital Goods — 8.3%
	Building Products — 3.6%
[a]	Trex Co., Inc.	98,363	6,426,055
	Zurn Water Solutions Corp.	268,306	9,498,032
	Machinery — 4.7%
[a]	Chart Industries, Inc.	72,809	12,506,402
[a]	Kornit Digital Ltd.	106,069	8,770,846
			37,201,335
	Commercial & Professional Services — 5.6%
	Commercial Services & Supplies — 3.1%
[a]	Casella Waste Systems, Inc. Class A	155,076	13,592,412
	Professional Services — 2.5%
	Booz Allen Hamilton Holding Corp. Class A	99,634	8,751,850
[a]	Sterling Check Corp.	96,699	2,555,755
			24,900,017
	Consumer Durables & Apparel — 3.8%
	Household Durables — 2.4%
[a]	Sonos, Inc.	389,123	10,981,051
	Leisure Products — 1.4%
[a]	YETI Holdings, Inc.	103,165	6,187,837
			17,168,888
	Diversified Financials — 1.1%
	Capital Markets — 1.1%
[a]	Open Lending Corp. Class A	250,582	4,738,506
			4,738,506
	Food, Beverage & Tobacco — 3.8%
	Beverages — 1.9%
[a]	Celsius Holdings, Inc.	151,262	8,346,637
	Food Products — 1.9%
[a]	Freshpet, Inc.	85,102	8,734,869
			17,081,506
	Health Care Equipment & Services — 11.0%
	Health Care Equipment & Supplies — 9.2%
[a]	AtriCure, Inc.	110,741	7,272,361
	CONMED Corp.	80,225	11,917,424
[a]	Heska Corp.	80,759	11,167,355
[a]	Shockwave Medical, Inc.	50,948	10,564,577
	Health Care Providers & Services — 1.8%
[a]	Amedisys, Inc.	46,497	8,010,968
			48,932,685
	Insurance — 1.9%
	Insurance — 1.9%
[a]	Ryan Specialty Group Holdings, Inc. Class A	222,931	8,647,494
			8,647,494
56 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Materials — 2.2%
	Chemicals — 2.2%
[a]	Livent Corp.	379,331	$ 9,889,159
			9,889,159
	Media & Entertainment — 2.6%
	Interactive Media & Services — 2.6%
[a]	Eventbrite, Inc. Class A	792,462	11,704,664
			11,704,664
	Pharmaceuticals, Biotechnology & Life Sciences — 11.4%
	Biotechnology — 5.8%
[a]	ChemoCentryx, Inc.	228,123	5,719,043
[a]	Horizon Therapeutics plc	138,471	14,568,534
[a]	IVERIC bio, Inc.	319,524	5,377,589
	Life Sciences Tools & Services — 5.6%
[a]	Avantor, Inc.	494,342	16,718,646
[a]	Repligen Corp.	44,361	8,343,861
			50,727,673
	Retailing — 4.8%
	Internet & Direct Marketing Retail — 0.9%
[a]	Overstock.com, Inc.	90,717	3,992,001
	Specialty Retail — 3.9%
[a]	Floor & Decor Holdings, Inc. Class A	102,389	8,293,509
[a]	Leslie’s, Inc.	472,935	9,156,022
			21,441,532
	Semiconductors & Semiconductor Equipment — 9.4%
	Semiconductors & Semiconductor Equipment — 9.4%
[a]	Ambarella, Inc.	82,923	8,700,281
	Entegris, Inc.	94,570	12,413,258
[a]	MaxLinear, Inc.	152,925	8,923,174
	Monolithic Power Systems, Inc.	24,529	11,913,245
			41,949,958
	Software & Services — 19.6%
	Information Technology Services — 7.6%
[a]	BigCommerce Holdings, Inc. Series 1	205,872	4,510,655
[a]	Endava plc Sponsored ADR	52,727	7,014,273
[a,b]	Nuvei Corp.	149,676	11,254,285
[a]	Shift4 Payments, Inc. Class A	176,255	10,915,472
	Software — 12.0%
	Bentley Systems, Inc. Class B	252,659	11,162,475
[a]	Black Knight, Inc.	165,099	9,574,091
[a]	Domo, Inc. Class B	158,924	8,036,787
[a]	Elastic NV	98,803	8,788,527
[a]	Smartsheet, Inc. Class A	135,375	7,415,842
[a]	Varonis Systems, Inc. Class B	181,671	8,636,639
			87,309,046
	Technology Hardware & Equipment — 5.0%
	Communications Equipment — 2.5%
[a]	Calix, Inc.	256,670	11,013,710
	Electronic Equipment, Instruments & Components — 2.5%
[a]	Teledyne Technologies, Inc.	24,118	11,398,890
			22,412,600
	Transportation — 2.3%
	Air Freight & Logistics — 2.3%
[a]	GXO Logistics, Inc.	140,748	10,040,962
			10,040,962
	Total Common Stock (Cost $450,047,082)		440,244,197
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Short-Term Investments — 0.5%
[c]	Thornburg Capital Management Fund	220,082	$ 2,200,818
	Total Short-Term Investments (Cost $2,200,818)		2,200,818
	Total Investments — 99.1% (Cost $452,247,900)		$442,445,015
	Other Assets Less Liabilities — 0.9%		3,851,775
	Net Assets — 100.0%		$446,296,790

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $11,254,285, representing 2.52% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	93.9%
Canada	2.5%
Israel	2.0%
United Kingdom	1.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
58 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 85.1%
	Automobiles & Components — 1.7%
	Automobiles — 1.7%
	Mercedes-Benz Group AG	1,479,700	$ 103,859,376
	Stellantis NV	5,164,500	83,610,505
			187,469,881
	Banks — 5.7%
	Banks — 5.7%
	BNP Paribas SA	2,408,000	137,604,266
	Citigroup, Inc.	664,799	35,500,267
	JPMorgan Chase & Co.	1,747,148	238,171,215
	Regions Financial Corp.	10,525,108	234,288,904
			645,564,652
	Capital Goods — 2.0%
	Aerospace & Defense — 0.8%
	BAE Systems plc	9,463,900	88,879,723
	Industrial Conglomerates — 1.2%
	Siemens AG	971,100	134,465,550
			223,345,273
	Diversified Financials — 9.6%
	Capital Markets — 5.7%
	Apollo Investment Corp.	2,937,783	38,837,491
	CME Group, Inc.	1,562,801	371,727,846
[a]	SLR Investment Corp.	4,407,900	79,915,227
	UBS Group AG	8,018,372	156,689,437
	Diversified Financial Services — 1.9%
	Equitable Holdings, Inc.	5,628,308	173,971,000
	M&G plc	15,374,000	44,297,590
	Mortgage Real Estate Investment Trusts — 2.0%
[a]	Chimera Investment Corp.	17,217,311	207,296,424
	Granite Point Mortgage Trust, Inc.	1,417,500	15,762,600
			1,088,497,615
	Energy — 3.9%
	Oil, Gas & Consumable Fuels — 3.9%
[b]	LUKOIL PJSC Sponsored ADR	314,000	226,080
[a,b,c]	Malamute Energy, Inc.	12,439	12,439
	TotalEnergies SE	8,807,100	445,635,022
			445,873,541
	Food & Staples Retailing — 3.6%
	Food & Staples Retailing — 3.6%
	Tesco plc	78,102,630	282,755,164
	Walgreens Boots Alliance, Inc.	2,856,139	127,869,343
			410,624,507
	Food, Beverage & Tobacco — 0.3%
	Food Products — 0.3%
	Nestle SA	289,900	37,692,410
			37,692,410
	Insurance — 5.9%
	Insurance — 5.9%
	Assicurazioni Generali SpA	11,749,147	268,728,222
	Aviva plc	7,027,000	41,578,129
	AXA SA	2,620,500	76,713,365
	Legal & General Group plc	5,479,000	19,425,180
	NN Group NV	5,244,000	265,759,287
			672,204,183
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 59

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Materials — 4.9%
	Chemicals — 1.5%
	LyondellBasell Industries NV Class A	1,626,496	$ 167,236,319
	Metals & Mining — 3.4%
	BHP Group Ltd.	2,820,000	108,703,918
	Glencore plc	41,903,800	272,655,604
[b]	MMC Norilsk Nickel PJSC ADR	3,514,000	2,073,260
			550,669,101
	Pharmaceuticals, Biotechnology & Life Sciences — 12.2%
	Biotechnology — 3.4%
	AbbVie, Inc.	2,399,490	388,981,324
	Pharmaceuticals — 8.8%
	AstraZeneca plc	1,175,800	155,926,248
	Merck & Co., Inc.	2,157,969	177,061,356
	Novartis AG	1,383,800	121,485,880
	Pfizer, Inc.	5,360,409	277,508,374
	Roche Holding AG	674,600	266,913,384
			1,387,876,566
	Real Estate — 0.7%
	Equity Real Estate Investment Trusts — 0.7%
	Washington Real Estate Investment Trust	2,963,074	75,558,387
			75,558,387
	Retailing — 1.3%
	Specialty Retail — 1.3%
	Home Depot, Inc.	505,482	151,305,927
			151,305,927
	Semiconductors & Semiconductor Equipment — 9.7%
	Semiconductors & Semiconductor Equipment — 9.7%
	Broadcom, Inc.	698,040	439,541,827
	QUALCOMM, Inc.	1,857,277	283,829,071
	Taiwan Semiconductor Manufacturing Co. Ltd.	18,600,000	381,551,342
			1,104,922,240
	Technology Hardware & Equipment — 4.0%
	Communications Equipment — 1.0%
	Cisco Systems, Inc.	2,053,251	114,489,276
	Technology Hardware, Storage & Peripherals — 3.0%
	Samsung Electronics Co. Ltd.	5,837,000	334,010,453
			448,499,729
	Telecommunication Services — 14.2%
	Diversified Telecommunication Services — 8.3%
[d]	China Telecom Corp. Ltd. Class H	334,555,000	132,053,876
	Deutsche Telekom AG	18,574,500	345,933,771
	Koninklijke KPN NV	9,361,000	32,482,464
	Orange SA	36,645,780	433,874,960
	Wireless Telecommunication Services — 5.9%
[d]	China Mobile Ltd.	40,920,774	281,616,999
	Vodafone Group plc	237,227,924	389,002,587
			1,614,964,657
	Utilities — 5.4%
	Electric Utilities — 4.8%
	Electricite de France SA	9,094,920	85,366,613
	Endesa SA	4,632,800	101,011,778
	Enel SpA	41,182,671	274,966,374
	Energias de Portugal SA	16,048,000	78,986,401
	Multi-Utilities — 0.6%
60 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	E.ON SE	5,714,000	$ 66,386,060
			606,717,226
	Total Common Stock (Cost $7,063,850,092)		9,651,785,895
	Preferred Stock — 0.3%
	Banks — 0.1%
	Banks — 0.1%
[e,f,g]	First Horizon Bank 3.75% (LIBOR 3 Month + 0.85%)	12,000	10,444,500
			10,444,500
	Diversified Financials — 0.0%
	Capital Markets — 0.0%
[f,g]	Morgan Stanley Series A, 4.00% (LIBOR 3 Month + 0.70%)	120,000	2,658,000
			2,658,000
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[f]	Crestwood Equity Partners LP 9.25%	2,166,596	20,799,321
			20,799,321
	Total Preferred Stock (Cost $34,858,652)		33,901,821
	Asset Backed Securities — 2.7%
	Auto Receivables — 1.6%
	ACC Trust,
[e]	Series 2019-1 Class C, 6.41% due 2/20/2024	$ 2,212,725	2,225,515
[e]	Series 2020-A Class A, 6.00% due 3/20/2023	3,390,983	3,395,638
[e]	Series 2020-A Class B, 12.50% due 6/20/2025	6,680,000	6,713,190
	American Credit Acceptance Receivables Trust,
[e]	Series 2019-3 Class F, 5.42% due 5/12/2026	6,850,000	6,901,608
[e]	Series 2019-4 Class F, 5.37% due 9/14/2026	5,000,000	5,034,682
[e]	Series 2020-1 Class F, 4.75% due 11/13/2026	5,460,000	5,439,317
	Carvana Auto Receivables Trust,
[e]	0.01% due 1/10/2029	24,000	8,609,520
[e]	Series 2019-4A Class R, 0.01% due 10/15/2026	32,000	11,980,359
[e]	Series 2021-N1 Class R, due 1/10/2028	24,500	8,899,309
[e]	Series 2021-N2 Class R, 0.01% due 3/10/2028	10,500	4,747,883
[e]	Series 2021-P1 Class R, due 12/10/2027	24,000	6,381,121
[e]	Series 2021-P2 Class R, due 5/10/2028	8,000	4,011,432
[e]	Series 2021-P4 Class R, due 9/11/2028	17,500	9,970,551
	CPS Auto Receivables Trust,
[e]	Series 2018-B Class E, 5.61% due 12/16/2024	5,158,000	5,219,736
[e]	Series 2019-A Class E, 5.81% due 3/16/2026	1,000,000	1,021,462
[e]	Series 2020-A Class E, 4.09% due 12/15/2025	2,000,000	2,014,303
[e]	Series 2020-C Class F, 6.67% due 11/15/2027	3,000,000	3,003,304
[b,e]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	14,000,000	13,538,000
[b,e]	Credit Suisse ABS Trust, Series 2020-AT1 Class CERT, 0.01% due 6/15/2026	40,000	2,117,284
[e]	DT Auto Owner Trust, Series 2020-1A Class E, 3.48% due 2/16/2027	4,500,000	4,384,026
	Flagship Credit Auto Trust,
[e]	Series 2018-4 Class R, 0.01% due 3/16/2026	53,000	5,254,442
[e]	Series 2019-1 Class R, 0.01% due 6/15/2026	6,000	637,448
[e]	Series 2019-3 Class R, 0.01% due 12/15/2026	60,000	9,548,288
[e]	Series 2019-4 Class R, 0.01% due 3/15/2027	42,000	7,774,151
[e]	Foursight Capital Automobile Receivables Trust, Series 2020-1 Class F, 4.62% due 6/15/2027	3,180,000	3,168,988
	JPMorgan Chase Bank NA - CACLN,
[e]	Series 2020 -1 Class R, 33.784% due 1/25/2028	1,865,260	2,272,421
[e]	Series 2020-2 Class R, 31.355% due 2/25/2028	1,189,179	1,452,213
[e]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,826,489	4,571,778
[e]	Santander Consumer Auto Receivables Trust, Series 2020-AA Class R, 0.01% due 1/16/2029	45,588	7,670,035
[e]	United Auto Credit Securitization Trust, Series 2022-1 Class R, 0.01% due 11/10/2028	37,000	13,864,217
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 61

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	$ 5,000,000	$ 4,999,242
[e]	Westlake Automobile Receivables Trust, Series 2019-3A Class F, 4.72% due 4/15/2026	8,000,000	8,023,008
			184,844,471
	Other Asset Backed — 1.1%
[e]	Amur Equipment Finance Receivables VIII LLC, Series 2020-1A Class E, 7.00% due 1/20/2027	5,536,362	5,508,817
[e]	Aqua Finance Trust, Series 2020-AA Class D, 7.15% due 7/17/2046	8,200,000	8,448,954
	CFG Investments Ltd.,
[e]	Series 2021-1 Class C, 7.48% due 5/20/2032	2,340,000	2,283,806
[e]	Series 2021-1 Class D, 9.07% due 5/20/2032	800,000	779,685
	Consumer Loan Underlying Bond Credit Trust,
[e]	Series 2018-P3 Class C, 5.54% due 1/15/2026	1,740,447	1,741,351
[e]	Series 2019-HP1 Class C, 4.70% due 12/15/2026	6,700,000	6,711,153
[e,g]	Series 2019-HP1 Class CERT, due 12/15/2026	400,000	4,174,292
[e]	Series 2019-P1 Class C, 4.66% due 7/15/2026	6,334,828	6,346,978
[e]	Series 2020-P1 Class C, 4.61% due 3/15/2028	5,000,000	4,991,787
[e]	Fat Brands Fazoli’s Native I LLC, Series 2021-1 Class A2, 6.00% due 7/25/2051	10,500,000	10,080,000
[b,e]	Goldman Home Improvement Trust Series 2021-GRN2 Class R, due 6/20/2051	42,000	3,967,740
[e]	LendingPoint Asset Securitization Trust, Series 2020-REV1 Class C, 7.699% due 10/15/2028	25,750,000	25,588,027
	Marlette Funding Trust,
[e]	Series 2019-1A Class C, 4.42% due 4/16/2029	4,562,953	4,565,333
[e]	Series 2021-1A Class R, 0.01% due 6/16/2031	9,550	2,336,182
[e]	Series 2021-2A Class R, 0.01% due 9/15/2031	26,000	7,145,275
	Mosaic Solar Loan Trust,
[b,e]	Series 2020-2A Class R, 0.01% due 8/20/2046	5,161,120	2,427,275
[b,e]	Series 2021-1A Class R, 0.01% due 12/20/2046	8,406,707	3,890,624
[b,e]	Series 2021-2A Class R, 0.01% due 4/22/2047	10,000,000	2,292,000
[e,g]	Oportun Funding LLC, 0.000% due 6/15/2029	11,604	6,808,415
	Prosper Pass-Thru Trust,
[e]	Series 2019-ST1 Class CERT, 0.01% due 7/15/2025	38,500,000	1,219,241
[e]	Series 2019-ST2 Class R1, 0.01% due 11/15/2025	17,477,134	3,356,903
[e]	Series 2019-ST2 Class R2, 0.01% due 11/15/2025	8,738,067	1,678,356
[e]	Upstart Pass-Through Trust, Series 2021-ST4 Class CERT, 0.01% due 7/20/2027	1,375,000	1,023,165
			117,365,359
	Student Loan — 0.0%
[e]	SoFi Professional Loan Program Trust, Series 2021-B Class R1, due 2/15/2047	23,000	1,325,394
			1,325,394
	Total Asset Backed Securities (Cost $291,710,535)		303,535,224
	Corporate Bonds — 6.9%
	Commercial & Professional Services — 0.4%
	Commercial Services & Supplies — 0.4%
[e,h]	Cimpress plc, 7.00% due 6/15/2026	27,804,000	26,467,740
	CoreCivic, Inc., 8.25% due 4/15/2026	20,726,000	21,436,280
			47,904,020
	Consumer Services — 0.2%
	Hotels, Restaurants & Leisure — 0.2%
[e]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	4,538,000	4,559,102
[e]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	21,000,000	21,960,120
			26,519,222
	Diversified Financials — 0.5%
	Capital Markets — 0.2%
[b,c,e,i]	JPR Royalty Sub LLC, 14.00% due 9/1/2020	5,000,000	0
[e]	StoneX Group, Inc., 8.625% due 6/15/2025	17,784,000	18,576,811
	Diversified Financial Services — 0.3%
	Antares Holdings LP,
[e]	6.00% due 8/15/2023	18,000,000	18,453,060
[e]	8.50% due 5/18/2025	11,500,000	12,654,370
[f,g]	JPMorgan Chase & Co., Series I, 3.769% (LIBOR 3 Month + 3.47%) due 7/30/2022	7,334,000	7,334,146
62 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
			57,018,387
	Energy — 2.5%
	Energy Equipment & Services — 0.0%
	Odebrecht Offshore Drilling Finance Ltd.,
[e,h]	6.72% due 12/1/2022	$ 726,088	$ 716,577
[e,h,j]	7.72% due 12/1/2026 PIK	19,311,272	4,349,671
[e,f,h]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 5/2/2022	2,337,727	10,987
[c,e,h,i]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	11,396,735	770,419
	Oil, Gas & Consumable Fuels — 2.5%
[e]	Citgo Holding, Inc., 9.25% due 8/1/2024	14,196,000	14,342,077
[e]	CITGO Petroleum Corp., 7.00% due 6/15/2025	8,000,000	8,093,280
[g]	Energy Transfer LP, 3.334% (LIBOR 3 Month + 3.02%) due 11/1/2066	13,820,000	11,299,370
[g]	Enterprise TE Partners LP, Series 1, 3.301% (LIBOR 3 Month + 2.78%) due 6/1/2067	7,000,000	5,715,990
	Kinder Morgan Energy Partners LP,
	5.00% due 3/1/2043	10,000,000	10,293,900
	5.80% due 3/15/2035	10,000,000	11,348,000
	Kinder Morgan, Inc.,
	5.30% due 12/1/2034	23,630,000	25,877,686
	5.55% due 6/1/2045	5,000,000	5,601,150
	ONEOK Partners LP, 4.90% due 3/15/2025	9,544,000	9,855,134
[e]	Par Petroleum LLC/Par Petroleum Finance Corp., 7.75% due 12/15/2025	1,672,000	1,655,246
[h]	Petroleos Mexicanos, 5.95% due 1/28/2031	7,820,000	7,222,396
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	2,000,000	2,217,367
[f,g]	Summit Midstream Partners LP, Series A, 9.50% (LIBOR 3 Month + 7.43%) due 12/15/2022	16,097,000	12,475,819
	Transcontinental Gas Pipe Line Co. LLC, 7.85% due 2/1/2026	32,700,000	37,487,607
	Williams Cos., Inc.,
	3.70% due 1/15/2023	29,129,000	29,330,573
	4.55% due 6/24/2024	69,318,000	71,242,268
	5.75% due 6/24/2044	14,198,000	16,389,745
			286,295,262
	Food & Staples Retailing — 0.1%
	Food & Staples Retailing — 0.1%
[e]	KeHE Distributors LLC/KeHE Finance Corp., 8.625% due 10/15/2026	4,675,000	4,955,781
			4,955,781
	Food, Beverage & Tobacco — 0.4%
	Tobacco — 0.4%
[e]	Vector Group Ltd., 10.50% due 11/1/2026	44,464,000	45,549,366
			45,549,366
	Insurance — 0.5%
	Insurance — 0.5%
[e]	MetLife, Inc., 9.25% due 4/8/2068	12,000,000	15,565,800
[e,g,h]	QBE Insurance Group Ltd., 7.50% (USSW10 + 6.03%) due 11/24/2043	40,000,000	41,956,800
			57,522,600
	Materials — 0.2%
	Containers & Packaging — 0.1%
[e]	Matthews International Corp., Class C, 5.25% due 12/1/2025	14,969,000	15,095,787
	Metals & Mining — 0.1%
[e]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	5,000,000	5,266,500
			20,362,287
	Media & Entertainment — 0.1%
	Media — 0.1%
[e,h]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	10,000,000	9,781,100
			9,781,100
	Telecommunication Services — 1.7%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 63

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Diversified Telecommunication Services — 1.3%
[h]	Deutsche Telekom International Finance BV (Guaranty: Deutsche Telekom AG), 8.75% due 6/15/2030	$ 26,150,000	$ 35,147,431
[h]	Telefonica Emisiones SA (Guaranty: Telefonica SA), 7.045% due 6/20/2036	85,390,000	107,221,661
	Wireless Telecommunication Services — 0.4%
	Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.,
[e,h]	8.00% due 12/31/2026	10,003,281	9,303,051
[e,h]	8.75% due 5/25/2024	36,785,955	36,634,182
			188,306,325
	Transportation — 0.2%
	Airlines — 0.2%
	American Airlines Pass Through Trust,
	Series 2013-2, 4.95% due 7/15/2024	3,046,106	3,012,659
	Series 2016-3 Class B, 3.75% due 4/15/2027	11,924,064	10,964,297
	Series 2019-1B Class PPT, 3.85% due 8/15/2029	8,222,335	7,345,587
	US Airways Pass Through Trust, Series 2010-1A Class PTT, 6.25% due 10/22/2024	966,385	967,632
			22,290,175
	Utilities — 0.1%
	Gas Utilities — 0.1%
[e,h]	Rockpoint Gas Storage Canada Ltd., 7.00% due 3/31/2023	13,880,000	13,870,839
			13,870,839
	Total Corporate Bonds (Cost $698,917,031)		780,375,364
	Mortgage Backed — 1.3%
[g]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 2.396% due 8/25/2033	29,093	29,093
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[e,g]	Series 2019-1 Class B4, 3.917% due 3/25/2050	1,058,874	1,047,601
[e,g]	Series 2019-1 Class B5, 3.917% due 3/25/2050	489,808	458,289
[e,g]	Series 2019-1 Class B6, 3.054% due 3/25/2050	748,607	646,944
[e,g]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	865,770	839,216
	CIM Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2020-J1 Class AIO1, 0.451% due 7/25/2050	73,470,201	749,896
[e,g,k]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	65,529,420	849,510
[e,g,k]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	86,631,831	474,067
[e,g]	Series 2020-J1 Class B4, 3.451% due 7/25/2050	1,395,391	1,258,106
[e,g]	Series 2020-J1 Class B5, 3.451% due 7/25/2050	698,178	609,721
[e,g]	Series 2020-J1 Class B6, 3.451% due 7/25/2050	1,299,775	723,689
[e,g,k]	Series 2020-J2 Class AX1, 0.267% due 1/25/2051	117,622,500	1,017,223
[e,g,k]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	124,792,254	877,452
[e,g]	Series 2020-J2 Class B4, 2.767% due 1/25/2051	491,000	319,698
[e,g]	Series 2020-J2 Class B5, 2.767% due 1/25/2051	164,000	103,824
[e,g]	Series 2020-J2 Class B6, 2.767% due 1/25/2051	655,000	225,249
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[g]	Series 2004-HYB2 Class B1, 2.485% due 3/25/2034	220,434	220,434
[e,g]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	2,150,000	1,862,298
[e,g]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	1,450,000	1,159,013
[e,g]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	725,000	378,662
[e,k]	Series 2020-EXP1 Class XS, 0.01% due 5/25/2060	46,358,490	34,769
[e,g,k]	Series 2020-EXP2 Class A3IW, 0.862% due 8/25/2050	76,612,085	2,027,700
[e,g,k]	Series 2020-EXP2 Class A4IW, 0.862% due 8/25/2050	8,235,799	217,978
[e,g]	Series 2020-EXP2 Class B5, 3.362% due 8/25/2050	585,000	510,435
[e,g]	Series 2020-EXP2 Class B6, 3.362% due 8/25/2050	1,400,000	756,870
[e,g,k]	Series 2021-J1 Class A5IX, 0.112% due 4/25/2051	125,152,881	546,931
[e,g,k]	Series 2021-J1 Class AIOS, 0.23% due 4/25/2051	127,432,464	1,402,840
[e,g]	Series 2021-J1 Class B4, 2.612% due 4/25/2051	379,000	214,143
[e,g]	Series 2021-J1 Class B5, 2.612% due 4/25/2051	615,000	296,918
[e,g]	Series 2021-J1 Class B6, 2.612% due 4/25/2051	460,000	145,485
[e,g,k]	Series 2021-J3 Class A3I1, 0.50% due 9/25/2051	16,145,552	375,949
[e,g,k]	Series 2021-J3 Class A5I2, 0.25% due 9/25/2051	132,887,331	1,555,327
[e,g,k]	Series 2021-J3 Class AIOS, 0.08% due 9/25/2051	139,563,348	439,625
64 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e,g]	Series 2021-J3 Class B4, 2.859% due 9/25/2051	$ 1,033,000	$ 604,824
[e,g]	Series 2021-J3 Class B6, 2.859% due 9/25/2051	590,000	201,092
	CSMC Trust, Whole Loan Securities Trust CMO,
[e,g]	Series 2020-AFC1 Class M1, 2.841% due 2/25/2050	3,808,500	3,760,805
[e,g,k]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	103,545,948	648,560
[e,g]	Series 2021-AFC1 Class B3, 4.398% due 3/25/2056	215,000	196,041
[e,g,k]	Series 2021-AFC1 Class XS, 3.392% due 3/25/2056	103,545,948	4,966,364
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2020-2 Class AX1, 0.69% due 8/25/2050	128,327,143	1,905,992
[e,g,k]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	21,994,605	257,036
[e,g]	Series 2020-2 Class B4, 3.69% due 8/25/2050	862,670	799,006
[e,g]	Series 2020-2 Class B5, 3.69% due 8/25/2050	2,588,009	2,369,763
[e,g]	Series 2020-2 Class B6C, 3.617% due 8/25/2050	3,450,679	2,281,600
[e,g,k]	Series 2021-13INV Class AX1, 0.194% due 12/30/2051	188,821,806	1,524,774
[e,g,k]	Series 2021-13INV Class AX17, 0.18% due 12/30/2051	15,653,621	139,328
[e,g,k]	Series 2021-13INV Class AX4, 0.50% due 12/30/2051	14,283,929	361,585
[e,g]	Series 2021-13INV Class B4, 3.374% due 12/30/2051	2,483,914	1,995,650
[e,g]	Series 2021-13INV Class B5, 3.374% due 12/30/2051	486,847	367,705
[e,g]	Series 2021-13INV Class B6C, 3.31% due 12/30/2051	4,272,333	2,459,352
[e,g]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-H1 Class B1, 3.386% due 1/25/2060	4,379,900	4,182,881
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2020-INV1 Class A11X, 3.452% due 10/25/2050	1,759,987	90,447
[e,g,k]	Series 2020-INV1 Class A12X, 2.959% due 10/25/2050	21,072,781	930,129
[e,g,k]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	106,822,925	620,225
[e,g,k]	Series 2020-INV1 Class AX1, due 10/25/2050	77,136,663	771
[e,g,k]	Series 2020-INV1 Class AX2, 0.459% due 10/25/2050	3,797,866	27,177
[e,g,k]	Series 2020-INV1 Class AX4, 0.937% due 10/25/2050	4,088,726	63,404
[e,g]	Series 2020-INV1 Class B4, 3.896% due 10/25/2050	1,948,753	1,881,744
[e,g]	Series 2020-INV1 Class B5, 3.896% due 10/25/2050	1,948,753	1,734,653
[e,g]	Series 2020-INV1 Class B6, 3.896% due 10/25/2050	4,491,544	3,290,232
[e,g,k]	Series 2020-INV1 Class BX, 0.396% due 10/25/2050	22,241,096	358,008
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[e,g]	Series 2016-5 Class B5, 2.318% due 12/25/2046	1,999,994	1,240,815
[e,g,k]	Series 2020-3 Class AX1, 0.166% due 8/25/2050	18,266,305	26,950
[e,g,k]	Series 2020-4 Class A11X, 5.063% (5.25% - LIBOR 1 Month) due 11/25/2050	3,519,926	122,352
[e,g,k]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	15,956,997	120,780
[e,g,k]	Series 2020-4 Class AX1, 0.13% due 11/25/2050	58,939,396	80,494
[e,g,k]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	1,630,703	86,401
[e,g,k]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	3,763,387	31,334
[e,g]	Series 2020-4 Class B4, 3.68% due 11/25/2050	2,008,847	1,991,581
[e,g]	Series 2020-4 Class B5, 3.68% due 11/25/2050	927,308	846,243
[e,g]	Series 2020-4 Class B6, 3.68% due 11/25/2050	1,603,555	1,400,718
[e,g,k]	Series 2020-7 Class A3X, 0.50% due 1/25/2051	35,269,791	297,994
[e,g,k]	Series 2020-7 Class AX1, 0.13% due 1/25/2051	167,618,810	266,598
[e,g,k]	Series 2020-7 Class AX3, 3.50% due 1/25/2051	11,523,793	677,011
[e,g,k]	Series 2020-7 Class AX4, 0.40% due 1/25/2051	10,685,699	71,168
[e,g]	Series 2020-7 Class B4, 3.53% due 1/25/2051	2,456,831	2,236,795
[e,g]	Series 2020-7 Class B5, 3.53% due 1/25/2051	1,721,716	1,507,076
[e,g]	Series 2020-7 Class B6, 3.53% due 1/25/2051	2,277,936	1,343,899
[e,g,k]	Series 2021-11 Class A3X, 0.50% due 1/25/2052	19,351,611	491,684
[e,g,k]	Series 2021-11 Class AX1, 0.233% due 1/25/2052	368,602,104	3,550,044
[e,g,k]	Series 2021-11 Class AX4, 0.30% due 1/25/2052	47,918,274	742,091
[e,g]	Series 2021-11 Class B5, 3.033% due 1/25/2052	3,833,059	2,606,481
[e,g]	Series 2021-11 Class B6, 2.935% due 1/25/2052	4,499,892	2,106,001
[e,g,k]	Series 2022-2 Class AX1, 0.138% due 8/25/2052	234,066,676	1,146,927
[e,g,k]	Series 2022-2 Class AX4, 0.50% due 8/25/2052	14,783,159	314,142
[e,g]	Series 2022-2 Class B4, 3.138% due 8/25/2052	3,363,867	2,648,311
[e,g]	Series 2022-2 Class B5, 3.138% due 8/25/2052	1,786,742	1,178,782
[e,g]	Series 2022-2 Class B6, 3.138% due 8/25/2052	1,830,000	616,998
[e,g,k]	Series 2022-3 Class AX1, 0.122% due 8/25/2052	429,949,000	1,934,770
[e,g]	Series 2022-3 Class B4, 3.122% due 8/25/2052	2,759,000	2,086,079
[e,g]	Series 2022-3 Class B5, 3.122% due 8/25/2052	1,756,000	922,509
[e,g]	Series 2022-3 Class B6, 3.122% due 8/25/2052	1,505,000	477,944
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 65

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2021-INV2 Class AX1, 0.134% due 8/25/2051	$112,229,934	$ 668,935
[e,g,k]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	7,689,794	272,826
[e,g]	Series 2021-INV2 Class B5, 3.334% due 8/25/2051	325,247	246,929
[e,g]	Series 2021-INV2 Class B6, 3.092% due 8/25/2051	1,565,669	780,580
[e,g,k]	Series 2021-INV3 Class AX1, 0.177% due 10/25/2051	136,247,235	1,060,930
[e,g,k]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	11,034,107	311,044
[e,g]	Series 2021-INV3 Class B5, 3.227% due 10/25/2051	455,403	342,145
[e,g]	Series 2021-INV3 Class B6, 3.172% due 10/25/2051	1,971,334	995,835
[g]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 2.656% due 8/25/2034	1,246,318	1,271,393
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2021-INV1 Class AX1, 0.759% due 6/25/2051	112,685,018	4,809,543
[e,g]	Series 2021-INV1 Class B5, 3.259% due 6/25/2051	1,130,940	860,110
[e,g]	Series 2021-INV1 Class B6, 2.932% due 6/25/2051	2,029,261	1,105,337
[e,g]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class B1, 3.81% due 9/25/2059	1,500,000	1,497,208
[e]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, 0.01% due 9/25/2050	28,263,346	4,572,670
[e,g]	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-7 Class B3, 3.719% due 10/25/2047	2,220,909	2,152,731
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	77,664,115	264,586
[e,g]	Series 2019-3 Class B2, 5.663% due 9/25/2059	7,910,000	7,447,460
[e,g]	Series 2019-3 Class B3, 5.963% due 9/25/2059	3,366,214	2,376,732
[b,e,g]	Series 2019-3 Class C, due 9/25/2059	950	950
[e]	Series 2019-3 Class XS1, 0.01% due 9/25/2059	77,035,268	3,051
[e]	Series 2019-3 Class XS2, 0.01% due 9/25/2059	77,035,268	676,493
[e,g]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class B1, 3.657% due 9/27/2049	10,000,000	9,967,244
[e,g]	Verus Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B1, 3.624% due 1/25/2060	2,000,000	1,992,281
[e,g]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B2, 5.375% due 3/25/2065	4,500,000	4,460,896
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2020-3 Class AIO1, 0.207% due 6/25/2050	197,096,392	921,209
[e,g]	Series 2020-3 Class B5, 3.207% due 6/25/2050	1,046,000	813,362
[e,g]	Series 2020-3 Class B6, 3.207% due 6/25/2050	1,968,473	1,148,879
[e,g,k]	Series 2021-INV1 Class AIO2, 0.50% due 8/25/2051	207,849,217	4,125,807
[e,g]	Series 2021-INV1 Class B4, 3.327% due 8/25/2051	3,471,655	2,793,688
[e,g]	Series 2021-INV1 Class B5, 3.327% due 8/25/2051	2,678,134	2,030,024
[e,g]	Series 2021-INV1 Class B6, 3.327% due 8/25/2051	2,082,993	948,665
	Total Mortgage Backed (Cost $169,960,137)		154,484,618
	Loan Participations — 0.4%
	Commercial & Professional Services — 0.1%
	Professional Services — 0.1%
[l]	Par Pacific Holdings, Inc., 6.99% (LIBOR 3 Month + 6.75%) due 1/12/2026	12,573,376	12,504,223
[l]	RGIS Services LLC, 8.50% (LIBOR 1 Month + 7.50%) due 6/25/2025	2,871,460	2,814,030
			15,318,253
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[l]	CITGO Holding, Inc., 8.00% (LIBOR 1 Month + 7.00%) due 8/1/2023	7,893,278	7,774,879
			7,774,879
	Real Estate — 0.1%
	Equity Real Estate Investment Trusts — 0.1%
[l]	CoreCivic, Inc., 4.957% (LIBOR 1 Month + 4.50%) due 12/18/2024	7,261,500	7,170,731
			7,170,731
	Software & Services — 0.1%
	Information Technology Services — 0.1%
[l]	Vericast Corp., 8.756% (LIBOR 3 Month + 7.75%) due 6/16/2026	14,961,412	12,369,348
			12,369,348
	Total Loan Participations (Cost $43,991,301)		42,633,211
	Rights — 0.0%
66 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Utilities — 0.0%
	Electric Utilities — 0.0%
[b,c]	Electricite de France SA, 4/4/2022	9,094,917	$ 3,380,580
			3,380,580
	Total Rights (Cost $0)		3,380,580
	Short-Term Investments — 2.5%
[a]	Thornburg Capital Management Fund	28,720,588	287,205,880
	Total Short-Term Investments (Cost $287,205,880)		287,205,880
	Total Investments — 99.2% (Cost $8,590,493,628)		$11,257,302,593
	Other Assets Less Liabilities — 0.8%		87,002,275
	Net Assets — 100.0%		$11,344,304,868

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2022
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	576,654,500	4/14/2022	757,460,881	$ 32,056,401	$ —
Swiss Franc	SSB	Sell	53,466,500	4/26/2022	57,903,679	771,537	—
Euro	SSB	Sell	510,209,750	5/18/2022	565,244,769	16,445,368	—
Euro	BBH	Sell	510,209,750	5/18/2022	565,244,768	16,639,247	—

Total						$ 65,912,553	—

Net unrealized appreciation (depreciation)						$ 65,912,553

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Investment in Affiliates.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Non-income producing.
d	On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit, beginning January 11, 2021, US persons (which includes the Fund) from transacting in certain securities and derivatives of publicly traded securities of any company designated as a "Communist Chinese military company" (collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, "CCMC Securities") by the US Department of Defense or the US Department of the Treasury’s Office of Foreign Assets Control ("OFAC") unless such transactions are for purposes of divestment and occur through November 11, 2021. In addition, US persons are also prohibited from transacting in CCMS Securities designated as such 60 days after such designation.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $797,532,088, representing 7.03% of the Fund’s net assets.
f	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
g	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
h	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
i	Bond in default.
j	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2022.
k	Interest only.
l	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2022.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 67

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2022 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euro
LIBOR	London Interbank Offered Rates
PIK	Payment-in-kind
SPV	Special Purpose Vehicle
USSW10	USD 10 Year Swap Rate
COUNTRY EXPOSURE * (percent of net assets)
United States	41.2%
France	10.4%
United Kingdom	9.0%
Germany	6.1%
Switzerland	5.1%
Italy	4.8%
Australia	3.7%
China	3.7%
Taiwan	3.4%
South Korea	2.9%
Netherlands	2.6%
Spain	1.8%
Portugal	0.7%
Jamaica	0.4%
Canada	0.4%
Ireland	0.2%
Belgium	0.1%
Mexico	0.1%
Brazil	0.1%
Russian Federation	0.0%**
Other Assets Less Liabilities	3.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
68 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Summit Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 54.4%
	Automobiles & Components — 0.3%
	Automobiles — 0.3%
	Stellantis NV	14,739	$ 239,804
			239,804
	Banks — 2.8%
	Banks — 2.8%
	BNP Paribas SA	7,702	440,128
	JPMorgan Chase & Co.	8,633	1,176,851
	Mitsubishi UFJ Financial Group, Inc.	58,900	364,069
			1,981,048
	Capital Goods — 1.7%
	Aerospace & Defense — 0.5%
	L3Harris Technologies, Inc.	1,445	359,039
	Machinery — 1.2%
[a]	Kornit Digital Ltd.	2,529	209,123
	Otis Worldwide Corp.	8,160	627,912
			1,196,074
	Consumer Durables & Apparel — 1.1%
	Household Durables — 0.6%
	Barratt Developments plc	57,281	389,958
	Textiles, Apparel & Luxury Goods — 0.5%
	LVMH Moet Hennessy Louis Vuitton SE	514	366,892
			756,850
	Consumer Services — 1.2%
	Hotels, Restaurants & Leisure — 1.2%
	Wyndham Hotels & Resorts, Inc.	10,204	864,177
			864,177
	Diversified Financials — 3.1%
	Capital Markets — 1.4%
	B3 SA - Brasil Bolsa Balcao	71,949	237,410
	CME Group, Inc.	3,157	750,924
	Consumer Finance — 1.7%
	Capital One Financial Corp.	6,506	854,173
	SBI Cards & Payment Services Ltd.	32,326	360,339
			2,202,846
	Energy — 2.4%
	Oil, Gas & Consumable Fuels — 2.4%
	Chesapeake Energy Corp.	11,410	992,670
	TotalEnergies SE	13,661	691,240
			1,683,910
	Food, Beverage & Tobacco — 1.0%
	Food Products — 1.0%
	Nestle SA	5,694	740,326
			740,326
	Household & Personal Products — 0.7%
	Personal Products — 0.7%
	Estee Lauder Cos., Inc. Class A	1,938	527,756
			527,756
	Insurance — 1.1%
	Insurance — 1.1%
	NN Group NV	15,781	799,761
			799,761
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 69

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Materials — 3.5%
	Chemicals — 2.7%
	Fertiglobe plc	324,966	$ 442,036
	Linde plc	2,142	684,219
	LyondellBasell Industries NV Class A	3,644	374,676
	PPG Industries, Inc.	3,442	451,143
	Metals & Mining — 0.8%
	Glencore plc	83,749	544,930
			2,497,004
	Media & Entertainment — 5.9%
	Entertainment — 1.8%
	Nintendo Co. Ltd.	900	454,286
[a]	Sea Ltd. ADR	3,654	437,712
[a]	Walt Disney Co.	2,743	376,230
	Interactive Media & Services — 4.1%
[a]	Alphabet, Inc. Class A	691	1,921,913
[a]	Meta Platforms, Inc. Class A	4,712	1,047,760
			4,237,901
	Pharmaceuticals, Biotechnology & Life Sciences — 5.8%
	Biotechnology — 0.7%
[a]	ChemoCentryx, Inc.	18,154	455,121
	Life Sciences Tools & Services — 1.2%
	Thermo Fisher Scientific, Inc.	1,481	874,752
	Pharmaceuticals — 3.9%
	AstraZeneca plc	4,845	642,510
	Merck & Co., Inc.	14,580	1,196,289
	Roche Holding AG	2,373	938,905
			4,107,577
	Retailing — 4.0%
	Internet & Direct Marketing Retail — 2.3%
[a]	Amazon.com, Inc.	375	1,222,481
[a]	MercadoLibre, Inc.	362	430,592
	Multiline Retail — 0.8%
	Dollar General Corp.	2,542	565,925
	Specialty Retail — 0.9%
	Home Depot, Inc.	2,053	614,525
			2,833,523
	Semiconductors & Semiconductor Equipment — 4.2%
	Semiconductors & Semiconductor Equipment — 4.2%
	ASML Holding NV	1,014	677,577
	Broadcom, Inc.	1,005	632,828
	NVIDIA Corp.	2,396	653,773
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	9,686	1,009,862
			2,974,040
	Software & Services — 6.8%
	Information Technology Services — 2.8%
	Mastercard, Inc. Class A	1,958	699,750
	Nomura Research Institute Ltd.	17,400	567,715
	Visa, Inc. Class A	3,322	736,720
	Software — 4.0%
[a]	Fair Isaac Corp.	389	181,453
	Microsoft Corp.	4,632	1,428,092
	SAP SE	7,858	870,887
[a]	ServiceNow, Inc.	619	344,715
			4,829,332
	Technology Hardware & Equipment — 5.0%
70 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Communications Equipment — 1.2%
	Cisco Systems, Inc.	15,061	$ 839,801
	Electronic Equipment, Instruments & Components — 0.7%
	Keyence Corp.	1,100	510,073
	Technology Hardware, Storage & Peripherals — 3.1%
	Apple, Inc.	6,789	1,185,427
	Samsung Electronics Co. Ltd.	17,903	1,024,463
			3,559,764
	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
[a]	Converge ICT Solutions, Inc.	561,400	326,057
	Deutsche Telekom AG	26,746	498,121
	Orange SA	75,531	894,264
			1,718,442
	Transportation — 0.8%
	Road & Rail — 0.8%
	Canadian Pacific Railway Ltd.	7,195	593,875
			593,875
	Utilities — 0.6%
	Electric Utilities — 0.6%
	Enel SpA	69,409	463,426
			463,426
	Total Common Stock (Cost $34,658,658)		38,807,436
	Asset Backed Securities — 10.4%
	Auto Receivables — 3.0%
	CPS Auto Receivables Trust,
[b]	Series 2021-A 0.61% due 2/18/2025	$ 577,718	575,724
[b]	Series 2022-A 0.98% due 4/16/2029	366,226	362,671
	GM Financial Automobile Leasing Trust, Series 2021-3 0.24% due 12/20/2023	535,630	531,770
	Volkswagen Auto Lease Trust, Series 2020-A Class A3, 0.39% due 1/22/2024	700,000	693,936
			2,164,101
	Credit Card — 0.6%
[b]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	450,000	438,742
			438,742
	Other Asset Backed — 6.2%
[b]	Amur Equipment Finance Receivables X LLC, Series 2022-1A 0.335% due 1/20/2023	274,160	273,611
	Aqua Finance Trust,
[b]	Series 2019-A Class A, 3.14% due 7/16/2040	28,840	28,536
[b]	Series 2019-A Class B, 3.47% due 7/16/2040	200,000	194,262
[b]	AXIS Equipment Finance Receivables LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	600,000	571,362
[b]	Conn’s Receivables Funding LLC, Series 2020-A Class A, 1.71% due 6/16/2025	6,121	6,119
[b]	Diamond Resorts Owner Trust, Series 2018-1 Class A, 3.70% due 1/21/2031	20,372	20,501
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	184,144	151,011
[b]	Foundation Finance Trust, Series 2019-1A Class A, 3.86% due 11/15/2034	55,783	55,747
[b,d]	Goldman Home Improvement Trust Series 2021-GRN2 Class R, due 6/20/2051	2,000	188,940
[b]	LendingPoint Asset Securitization Trust, Series 2021-A Class A, 1.00% due 12/15/2028	172,820	170,886
[b]	LendingPoint Pass-Through Trust, Series 2022-ST1 2.50% due 3/15/2028	287,601	281,354
	Marlette Funding Trust,
[b]	Series 2021-1A Class R, 0.01% due 6/16/2031	1,200	293,552
[b]	Series 2021-2A Class R, 0.01% due 9/15/2031	1,150	316,041
[b,d]	Mosaic Solar Loan Trust, Series 2021-2A Class R, 0.01% due 4/22/2047	1,150,000	263,580
[b]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class DT1, 3.011% due 8/15/2053	250,000	244,507
[b]	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1 Class AT1, 1.035% due 12/16/2052	400,000	394,283
[b,e]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	30,000	30,249
[b]	Sierra Timeshare Receivables Funding LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	23,851	23,906
[b]	SoFi Consumer Loan Program Trust, Series 2018-3 Class C, 4.67% due 8/25/2027	118,885	119,182
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 71

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Upstart Pass-Through Trust,
[b]	Series 2021-ST4 Class CERT, 0.01% due 7/20/2027	$ 500,000	$ 372,060
[b]	Series 2021-ST7 Class A, 1.85% due 9/20/2029	409,755	395,568
			4,395,257
	Student Loan — 0.6%
[b,e]	Navient Private Education Loan Trust, Series 2015-AA Class A2B, 1.597% (LIBOR 1 Month + 1.20%) due 12/15/2028	230,898	230,719
[b]	SMB Private Education Loan Trust, Series 2020-B Class A1A, 1.29% due 7/15/2053	178,585	167,944
			398,663
	Total Asset Backed Securities (Cost $7,799,245)		7,396,763
	Corporate Bonds — 3.6%
	Automobiles & Components — 0.4%
	Automobiles — 0.4%
[b]	Hyundai Capital America, 0.875% due 6/14/2024	300,000	283,773
			283,773
	Diversified Financials — 1.3%
	Capital Markets — 0.2%
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	168,000	151,637
[b]	4.75% due 12/15/2025	11,000	10,853
	Diversified Financial Services — 1.1%
[e]	Goldman Sachs Group, Inc., 0.836% (SOFR + 0.70%) due 1/24/2025	400,000	396,344
[b,c,e]	Societe Generale SA, 1.178% (SOFR + 1.05%) due 1/21/2026	400,000	393,788
			952,622
	Energy — 0.7%
	Oil, Gas & Consumable Fuels — 0.7%
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	170,000	188,476
[b,c]	SA Global Sukuk Ltd., 0.946% due 6/17/2024	300,000	287,073
			475,549
	Food, Beverage & Tobacco — 0.4%
	Tobacco — 0.4%
[b]	Vector Group Ltd., 10.50% due 11/1/2026	251,000	257,127
			257,127
	Real Estate — 0.0%
	Equity Real Estate Investment Trusts — 0.0%
	Service Properties Trust, 4.95% due 2/15/2027	40,000	37,004
			37,004
	Technology Hardware & Equipment — 0.4%
	Technology Hardware, Storage & Peripherals — 0.4%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	250,000	262,430
			262,430
	Telecommunication Services — 0.4%
	Wireless Telecommunication Services — 0.4%
	Sprint Communications, Inc., 9.25% due 4/15/2022	310,000	310,884
			310,884
	Total Corporate Bonds (Cost $2,663,477)		2,579,389
	Convertible Bonds — 0.3%
	Diversified Financials — 0.3%
	Diversified Financial Services — 0.3%
	EZCORP, Inc., 2.375% due 5/1/2025	230,000	204,291
			204,291
	Total Convertible Bonds (Cost $193,099)		204,291
72 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 13.8%
	United States Treasury Inflation Indexed Bonds, 0.125%, 7/15/2031	$ 209,740	$ 222,948
	United States Treasury Notes,
	0.125%, 5/31/2022 - 2/15/2024	2,000,000	1,967,688
	0.375%, 11/30/2025	610,000	563,916
	0.625%, 5/15/2030 - 8/15/2030	675,000	588,539
	1.25%, 8/15/2031	550,000	500,070
	1.375%, 11/15/2031	1,700,000	1,560,016
	1.625%, 5/15/2031	600,000	565,125
	2.25%, 12/31/2023	1,400,000	1,399,617
	United States Treasury Notes Inflationary Index,
	0.125%, 1/15/2030 - 7/15/2030	1,642,110	1,735,275
	0.25%, 2/15/2050	546,630	574,257
	3.625%, 4/15/2028	158,140	199,847
	Total U.S. Treasury Securities (Cost $10,249,365)		9,877,298
	Mortgage Backed — 6.5%
[b,e]	Angel Oak Mortgage Trust I LLC, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 3.628% due 3/25/2049	12,690	12,690
[b,e]	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1, 3.805% due 1/25/2049	60,311	60,311
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[b,e,f]	Series 2021-J1 Class A5IX, 0.112% due 4/25/2051	12,696,669	55,486
[b,e,f]	Series 2021-J1 Class AIOS, 0.23% due 4/25/2051	18,204,638	200,406
[b,e]	Series 2021-J1 Class B4, 2.612% due 4/25/2051	100,000	56,502
[b,e]	Series 2021-J1 Class B5, 2.612% due 4/25/2051	100,000	48,279
[b,e]	Series 2021-J1 Class B6, 2.612% due 4/25/2051	100,000	31,627
	COMM Mortgage Trust, CMBS, Series 2015-LC23 Class ASB, 3.598% due 10/10/2048	423,312	425,663
[b,e]	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-1 2.206% due 1/25/2067	292,564	272,179
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2019-1 Class MA, 3.50% due 7/25/2058	59,039	59,331
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RC1535, 2.00% due 8/1/2035	473,539	460,764
	Pool SB0308, 2.50% due 1/1/2035	258,271	256,483
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	83,008	80,384
	Federal National Mtg Assoc., UMBS Collateral,
	Pool BP9550, 2.50% due 7/1/2035	173,833	172,351
	Pool FM3758, 2.50% due 8/1/2031	131,084	130,746
	Pool MA4045, 2.00% due 6/1/2040	123,187	116,036
[b,e]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class B3, 4.056% due 12/25/2049	119,127	116,519
[b,e]	GCAT Trust, Whole Loan Securities Trust CMO, Series 2021-CM2 Class A1, 2.352% due 8/25/2066	350,659	341,117
[b,e]	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-NQM3 Class A1, 1.595% due 11/25/2056	382,046	370,463
	JPMorgan Chase Commercial Mortgage Securities Trust, CMBS,
[b]	Series 2012-HSBC Class A, 3.093% due 7/5/2032	240,212	240,547
	Series 2013-LC11 Class A5, 2.96% due 4/15/2046	425,000	425,054
[b,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	69,694	70,178
[b,e]	MFRA Trust Whole Loan Securities Trust CMO, Series 2022-CHM1, 3.875% due 9/25/2056	375,924	371,025
[e]	Morgan Stanley Bank of America Merrill Lynch Trust, CMBS, Series 2013-C10 Class ASB, 3.912% due 7/15/2046	98,876	99,603
[b,e]	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2018-2 Class B3, 3.755% due 7/25/2048	167,241	160,260
	Total Mortgage Backed (Cost $4,759,040)		4,634,004
	Loan Participations — 0.1%
	Real Estate — 0.1%
	Equity Real Estate Investment Trusts — 0.1%
[g]	CoreCivic, Inc., 4.957% (LIBOR 1 Month + 4.50%) due 12/18/2024	41,200	40,685
			40,685
	Total Loan Participations (Cost $39,957)		40,685
	Exchange-Traded Funds — 5.3%
[a]	Invesco DB Agriculture Fund	25,677	561,813
[a]	Invesco DB Base Metals Fund	40,742	1,052,773
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 73

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[a]	SPDR Gold Shares Fund	7,233	$ 1,306,642
[a]	United States Oil Fund LP	11,520	853,862
	Total Exchange-Traded Funds (Cost $2,949,078)		3,775,090
	Short-Term Investments — 4.0%
[h]	Thornburg Capital Management Fund	287,344	2,873,440
	Total Short-Term Investments (Cost $2,873,440)		2,873,440
	Total Investments — 98.4% (Cost $66,185,359)		$70,188,396
	Other Assets Less Liabilities — 1.6%		1,143,136
	Net Assets — 100.0%		$71,331,532

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2022
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	MSC	Buy	433,820	4/28/2022	480,251	$ —	$ (10,288)
Japanese Yen	MSC	Buy	73,300,000	4/28/2022	602,365	—	(39,459)

Total						—	$ (49,747)

Net unrealized appreciation (depreciation)							$ (49,747)

*	Counterparty includes Morgan Stanely & Co. Inc. ("MSC").

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $9,811,260, representing 13.75% of the Fund’s net assets.
c	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
f	Interest only.
g	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2022.
h	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euro
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
SOFR	Secured Overnight Financing Rate
UMBS	Uniform Mortgage Backed Securities
74 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2022 (Unaudited)
COUNTRY EXPOSURE * (percent of net assets)
United States	69.7%
France	3.9%
Japan	2.7%
United Kingdom	2.4%
Switzerland	2.4%
Netherlands	2.1%
Taiwan	2.0%
Germany	1.9%
South Korea	1.4%
Brazil	0.9%
Canada	0.8%
Australia	0.8%
Italy	0.6%
United Arab Emirates	0.6%
India	0.5%
Philippines	0.5%
Saudi Arabia	0.4%
Israel	0.3%
Mexico	0.3%
Cayman Islands	0.2%
Other Assets Less Liabilities	5.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 75

Statements of Assets and Liabilities
March 31, 2022 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 677,125,233	$ 2,382,079,400	$ 413,010,252	$ 1,045,436,830	$ 882,877,527
Non-controlled affiliated issuers	38,476,549	193,656,095	50,281,331	57,403,494	9,537,844
Investments at value
Non-affiliated issuers	1,003,934,849	2,729,793,945	408,033,977	1,340,847,029	1,085,245,216
Non-controlled affiliated issuers	38,476,549	193,656,095	50,281,331	57,403,494	9,537,844
Foreign currency at value (a)	23	1,360,110	147,415	63	1,730,339
Unrealized appreciation on forward currency contracts	4,008,678	-	-	-	-
Receivable for investments sold	3,903,174	25,811,249	7,395,437	-	9,127,234
Receivable for fund shares sold	603,209	2,093,887	3,749,695	3,150,338	11,343,684
Dividends receivable	1,227,530	7,345,006	871,962	2,299,844	3,724,896
Tax reclaims receivable	847,944	4,100,042	419,953	855,756	331,907
Prepaid expenses and other assets	125,620	142,761	101,814	110,628	101,137
Total Assets	1,053,127,576	2,964,303,095	471,001,584	1,404,667,152	1,121,142,257
Liabilities
Payable for investments purchased	12,091	9,842,934	11,618,049	28,829	8,252,629
Payable for fund shares redeemed	464,176	2,168,164	339,929	1,335,149	1,421,650
Payable to investment advisor and other affiliates	936,753	2,070,445	243,387	986,584	863,527
IRS compliance fees for foreign withholding tax claims payable	-	52,632,606	-	-	-
Deferred taxes payable	4,605,741	-	-	-	1,874,449
Accounts payable and accrued expenses	592,671	2,013,418	177,500	613,157	731,589
Total Liabilities	6,611,432	68,727,567	12,378,865	2,963,719	13,143,844
Net Assets	$ 1,046,516,144	$ 2,895,575,528	$ 458,622,719	$ 1,401,703,433	$ 1,107,998,413
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 662,119,511	$ 2,460,224,706	$ 476,644,267	$ 1,098,022,583	$ 997,235,662
Distributable earnings (accumulated loss)	384,396,633	435,350,822	(18,021,548)	303,680,850	110,762,751
Net Assets	$ 1,046,516,144	$ 2,895,575,528	$ 458,622,719	$ 1,401,703,433	$ 1,107,998,413
76   |  Thornburg Equity Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2022 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 272,062,259	$ 478,707,088	$ 44,197,748	$ 124,317,339	$ 119,893,658
Shares outstanding	7,846,319	20,660,009	2,558,121	5,226,216	4,955,167
Net asset value and redemption price per share	$ 34.67	$ 23.17	$ 17.28	$ 23.79	$ 24.20
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 36.30	$ 24.26	$ 18.09	$ 24.91	$ 25.34
Class C Shares:
Net assets applicable to shares outstanding	97,455,780	20,844,507	5,953,476	18,657,480	28,131,599
Shares outstanding	2,964,826	1,044,685	353,066	871,350	1,242,064
Net asset value and redemption price per share*	32.87	19.95	16.86	21.41	22.65
Class I Shares:
Net assets applicable to shares outstanding	589,400,164	1,740,105,959	408,471,495	1,126,277,766	884,829,311
Shares outstanding	16,933,895	72,125,340	22,947,138	45,578,762	35,679,251
Net asset value and redemption price per share	34.81	24.13	17.80	24.71	24.80
Class R3 Shares:
Net assets applicable to shares outstanding	3,505,894	133,823,484	-	6,050,884	-
Shares outstanding	102,430	5,778,878	-	258,847	-
Net asset value and redemption price per share	34.23	23.16	-	23.38	-
Class R4 Shares:
Net assets applicable to shares outstanding	5,971,002	86,701,047	-	9,133,641	-
Shares outstanding	173,577	3,777,798	-	387,496	-
Net asset value and redemption price per share	34.40	22.95	-	23.57	-
Class R5 Shares:
Net assets applicable to shares outstanding	18,993,858	130,630,825	-	28,239,357	3,229,510
Shares outstanding	544,908	5,419,523	-	1,139,280	130,655
Net asset value and redemption price per share	34.86	24.10	-	24.79	24.72
Class R6 Shares:
Net assets applicable to shares outstanding	59,127,187	304,762,618	-	89,026,966	71,914,335
Shares outstanding	1,692,494	12,701,118	-	3,574,602	2,894,063
Net asset value and redemption price per share	34.93	23.99	-	24.91	24.85

(a)	Cost of foreign currency is $24; $1,350,248; $148,023; $63; $1,730,148 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  77

Statements of Assets and Liabilities, Continued
March 31, 2022 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 640,428,399	$ 450,047,082	$ 8,059,139,655	$ 63,311,919
Non-controlled affiliated issuers	13,226,766	2,200,818	531,353,973	2,873,440
Investments at value
Non-affiliated issuers	719,592,610	440,244,197	10,682,872,623	67,314,956
Non-controlled affiliated issuers	13,226,766	2,200,818	574,429,970	2,873,440
Cash	-	-	559,622	25,368
Foreign currency at value (a)	5	5	94	52
Unrealized appreciation on forward currency contracts	-	-	65,912,553	-
Receivable for investments sold	-	4,537,463	29,724,770	992,180
Receivable for fund shares sold	102,177	74,094	10,131,513	17,559
Dividends receivable	52,632	37,599	30,499,343	88,479
Tax reclaims receivable	-	-	40,981,230	27,414
Principal and interest receivable	-	-	18,745,996	91,410
Prepaid expenses and other assets	89,118	93,291	231,557	36,417
Total Assets	733,063,308	447,187,467	11,454,089,271	71,467,275
Liabilities
Unrealized depreciation on forward currency contracts	-	-	-	49,747
Payable for investments purchased	860,904	1,693	26,581,072	-
Payable for fund shares redeemed	526,330	344,994	5,620,312	-
Payable to investment advisor and other affiliates	637,346	375,340	9,446,440	30,918
IRS compliance fees for foreign withholding tax claims payable	-	-	48,887,163	-
Accounts payable and accrued expenses	333,543	168,650	4,299,017	55,078
Dividends payable	-	-	14,950,399	-
Total Liabilities	2,358,123	890,677	109,784,403	135,743
Net Assets	$ 730,705,185	$ 446,296,790	$ 11,344,304,868	$ 71,331,532
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 654,771,025	$ 482,482,381	$ 9,422,940,957	$ 65,762,724
Distributable earnings (accumulated loss)	75,934,160	(36,185,591)	1,921,363,911	5,568,808
Net Assets	$ 730,705,185	$ 446,296,790	$ 11,344,304,868	$ 71,331,532
78   |  Thornburg Equity Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2022 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 398,484,297	$ 225,823,853	$ 4,080,525,611	$ 117,015
Shares outstanding	5,639,098	8,034,483	172,440,989	9,682
Net asset value and redemption price per share	$ 70.66	$ 28.11	$ 23.66	$ 12.09
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 73.99	$ 29.43	$ 24.77	$ -
Class C Shares:
Net assets applicable to shares outstanding	12,139,578	10,566,894	811,519,578	-
Shares outstanding	200,130	512,893	34,343,113	-
Net asset value and redemption price per share*	60.66	20.60	23.63	-
Class I Shares:
Net assets applicable to shares outstanding	284,889,979	173,739,429	6,255,460,558	71,214,517
Shares outstanding	3,855,740	5,391,662	262,411,189	5,890,785
Net asset value and redemption price per share	73.89	32.22	23.84	12.09
Class R3 Shares:
Net assets applicable to shares outstanding	19,699,807	20,066,941	25,378,528	-
Shares outstanding	280,553	728,682	1,072,978	-
Net asset value and redemption price per share	70.22	27.54	23.65	-
Class R4 Shares:
Net assets applicable to shares outstanding	3,870,703	1,555,703	13,359,010	-
Shares outstanding	54,241	55,207	564,002	-
Net asset value and redemption price per share	71.36	28.18	23.69	-
Class R5 Shares:
Net assets applicable to shares outstanding	11,620,821	14,543,970	35,259,198	-
Shares outstanding	157,583	452,133	1,480,144	-
Net asset value and redemption price per share	73.74	32.17	23.82	-
Class R6 Shares:
Net assets applicable to shares outstanding	-	-	122,802,385	-
Shares outstanding	-	-	5,167,807	-
Net asset value and redemption price per share	-	-	23.76	-

(a)	Cost of foreign currency is $6; $6; $94; $52 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  79

Statements of Operations
Six Months Ended March 31, 2022 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 6,621,414	$ 32,639,787	$ 3,486,076	$ 6,552,114	$ 8,910,396
Non-controlled affiliated issuers	33,029	189,646	45,878	84,504	30,303
Non-cash dividend	598,530	4,082,496	363,051	2,650,869	1,784,464
Dividend taxes withheld	(512,631)	(4,439,232)	(523,672)	(704,565)	(1,249,392)
Interest income	24,909	109,544	2,579	24,558	1,910
Foreign withholding tax claims	416,639	2,293,018	55,517	601,283	37,896
Adjusted for: IRS compliance fees for foreign withholding tax claims	-	(2,307,638)	-	-	-
Total Income	7,181,890	32,567,621	3,429,429	9,208,763	9,515,577
EXPENSES
Investment management fees	4,515,373	12,045,445	1,965,257	6,902,567	5,478,766
Administration fees	448,083	1,340,901	169,185	711,646	489,113
Distribution and service fees
Class A Shares	345,848	668,519	55,700	179,283	161,842
Class C Shares	527,864	121,685	29,124	119,268	172,736
Class R3 Shares	9,210	374,228	-	17,262	-
Class R4 Shares	7,649	122,656	-	11,867	-
Transfer agent fees
Class A Shares	122,623	586,750	27,069	67,750	67,875
Class C Shares	58,027	5,826	6,764	16,236	23,081
Class I Shares	210,580	744,500	159,894	527,430	323,560
Class R3 Shares	6,796	202,135	-	14,403	-
Class R4 Shares	15,098	148,390	-	22,460	-
Class R5 Shares	35,486	235,335	-	62,152	5,546
Class R6 Shares	2,730	10,805	-	5,096	7,644
Registration and filing fees
Class A Shares	7,728	12,930	4,276	10,503	10,090
Class C Shares	7,339	8,006	3,351	8,957	9,480
Class I Shares	8,349	15,712	5,355	9,820	13,576
Class R3 Shares	8,739	7,014	-	9,099	-
Class R4 Shares	8,739	8,666	-	9,106	-
Class R5 Shares	8,925	8,743	-	9,505	9,550
Class R6 Shares	8,784	10,326	-	9,605	9,549
Custodian fees	121,580	619,600	78,945	261,400	570,800
Professional fees	50,548	81,192	35,147	48,672	34,912
Trustee and officer fees	29,299	90,673	9,965	50,365	31,391
Other expenses	45,359	178,527	29,209	145,783	65,805
Total Expenses	6,610,756	17,648,564	2,579,241	9,230,235	7,485,316
Less:
Expenses reimbursed	(180,106)	(727,467)	(311,863)	(420,857)	(389,330)
Investment management fees waived	(184,687)	(545,602)	(68,652)	(41,481)	(422,213)
Net Expenses	6,245,963	16,375,495	2,198,726	8,767,897	6,673,773
Net Investment Income (Loss)	$ 935,927	$ 16,192,126	$ 1,230,703	$ 440,866	$ 2,841,804
80   |  Thornburg Equity Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2022 (Unaudited)
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ 69,597,995	$ 75,177,953	$ (6,335,021)	$ 22,451,597	$ (35,547,852)
Forward currency contracts	1,713,642	-	-	-	-
Foreign currency transactions	7,263	(469,217)	(120,537)	180,046	(202,099)
Net realized gain (loss)	71,318,900	74,708,736	(6,455,558)	22,631,643	(35,749,951)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	(65,203,910)	(342,688,629)	(29,680,182)	(303,820,202)	(119,366,088)
Forward currency contracts	2,471,424	-	-	-	-
Foreign currency translations	(8,569)	3,671	(14,611)	(25,213)	106,627
Change in net unrealized appreciation (depreciation)	(62,741,055)	(342,684,958)	(29,694,793)	(303,845,415)	(119,259,461)
Net Realized and Unrealized Gain (Loss)	8,577,845	(267,976,222)	(36,150,351)	(281,213,772)	(155,009,412)
Change in Net Assets Resulting from Operations	$ 9,513,772	$ (251,784,096)	$ (34,919,648)	$ (280,772,906)	$ (152,167,608)
* Net of foreign capital gain taxes	$ 615,910	$ -	$ -	$ 97,373	$ 4,109,830
** Net of change in deferred taxes	$ 350,742	$ -	$ -	$ 537,183	$ 4,889,723
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  81

Statements of Operations, Continued
Six Months Ended March 31, 2022 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 2,958,458	$ 279,634	$ 186,464,181	$ 343,205
Non-controlled affiliated issuers	6,796	3,853	17,449,212	4,913
Dividend taxes withheld	(2,566)	-	(15,757,736)	(27,952)
Interest income	-	-	70,446,677	639,148
Foreign withholding tax claims	-	-	24,120,083	-
Adjusted for: IRS compliance fees for foreign withholding tax claims	-	-	9,924,470	-
Total Income	2,962,688	283,487	292,646,887	959,314
EXPENSES
Investment management fees	3,327,045	2,461,002	39,463,079	246,780
Administration fees	325,345	237,594	4,748,178	27,608
Distribution and service fees
Class A Shares†	524,159	349,132	5,083,563	16
Class C Shares	71,484	81,208	4,406,698	-
Class R3 Shares	53,358	58,144	63,901	-
Class R4 Shares	5,093	2,201	16,575	-
Transfer agent fees
Class A Shares†	203,935	142,193	1,187,003	1,180
Class C Shares	10,096	13,690	392,580	-
Class I Shares	128,425	74,473	2,095,710	11,936
Class R3 Shares	29,048	35,342	30,070	-
Class R4 Shares	6,345	3,284	20,852	-
Class R5 Shares	27,474	33,038	53,682	-
Class R6 Shares	-	-	8,200	-
Registration and filing fees
Class A Shares†	11,419	12,362	19,775	2,331
Class C Shares	8,012	9,068	12,941	-
Class I Shares	8,541	11,754	19,631	14,811
Class R3 Shares	6,563	7,148	8,936	-
Class R4 Shares	8,463	9,135	8,994	-
Class R5 Shares	8,366	7,263	9,104	-
Class R6 Shares	-	-	9,233	-
Custodian fees	37,800	35,060	888,000	49,620
Professional fees	37,185	29,245	325,542	29,877
Trustee and officer fees	22,338	18,446	295,841	1,547
Other expenses	84,904	43,656	356,256	7,707
Total Expenses	4,945,398	3,674,438	59,524,344	393,413
Less:
Expenses reimbursed	(254,402)	(199,471)	(97,984)	(67,631)
Investment management fees waived	(408,108)	(316,748)	-	-
Net Expenses	4,282,888	3,158,219	59,426,360	325,782
Net Investment Income (Loss)	$ (1,320,200)	$ (2,874,732)	$ 233,220,527	$ 633,532
82   |  Thornburg Equity Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2022 (Unaudited)
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ 5,197,561	$ (23,117,373)	$ 142,917,004	$ 1,753,313
Non-controlled affiliated issuers	-	-	(9,426,374)	-
Options written	-	-	-	32,635
Forward currency contracts	-	-	28,883,969	(64,783)
Foreign currency transactions	4,658	(331)	345,406	1,190
Net realized gain (loss)	5,202,219	(23,117,704)	162,720,005	1,722,355
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	(16,397,243)	(90,127,483)	229,880,317	(2,256,917)
Non-controlled affiliated issuers	-	-	(41,373,165)	-
Forward currency contracts	-	-	41,665,563	(29,011)
Foreign currency translations	(1)	(65)	(10,321)	931
Change in net unrealized appreciation (depreciation)	(16,397,244)	(90,127,548)	230,162,394	(2,284,997)
Net Realized and Unrealized Gain (Loss)	(11,195,025)	(113,245,252)	392,882,399	(562,642)
Change in Net Assets Resulting from Operations	$ (12,515,225)	$ (116,119,984)	$ 626,102,926	$ 70,890
* Net of foreign capital gain taxes	$ -	$ -	$ -	$ 41
** Net of change in deferred taxes	$ -	$ -	$ -	$ 2,144

†	Effective date of this class of shares of Summit Fund was January 26, 2022.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  83

Statements of Changes in Net Assets

	THORNBURG GLOBAL OPPORTUNITIES FUND		THORNBURG INTERNATIONAL EQUITY FUND
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 935,927	$ 15,954,214	$ 16,192,126	$ 44,951,706
Net realized gain (loss)	71,318,900	121,063,647	74,708,736	570,017,512
Net change in unrealized appreciation (depreciation)	(62,741,055)	148,995,914	(342,684,958)	29,574,717
Net Increase (Decrease) in Net Assets Resulting from Operations	9,513,772	286,013,775	(251,784,096)	644,543,935
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(35,940,962)	(15,556,947)	(71,630,114)	(27,537,806)
Class C Shares	(13,819,338)	(8,198,327)	(3,618,672)	(1,051,963)
Class I Shares	(79,676,826)	(35,542,986)	(255,342,551)	(59,075,703)
Class R3 Shares	(482,303)	(248,648)	(19,948,636)	(4,557,933)
Class R4 Shares	(784,298)	(365,924)	(13,551,778)	(3,204,878)
Class R5 Shares	(2,624,396)	(2,182,325)	(20,223,366)	(4,382,041)
Class R6 Shares	(7,791,346)	(3,376,168)	(44,109,955)	(9,265,153)
FUND SHARE TRANSACTIONS
Class A Shares	28,629,847	7,882,180	49,140,428	(427,661,468)
Class C Shares	(1,794,650)	(30,089,588)	(818,878)	(22,813,554)
Class I Shares	57,677,966	(38,078,183)	144,863,757	6,617,111
Class R3 Shares	186,857	(700,070)	7,984,397	(19,695,062)
Class R4 Shares	528,054	(202,245)	3,136,484	(13,597,831)
Class R5 Shares	763,940	(19,124,205)	2,263,544	4,995,604
Class R6 Shares	9,304,770	1,787,617	43,953,466	39,193,004
Net Increase (Decrease) in Net Assets	(36,308,913)	142,017,956	(429,685,970)	102,506,262
NET ASSETS
Beginning of Period	1,082,825,057	940,807,101	3,325,261,498	3,222,755,236
End of Period	$ 1,046,516,144	$ 1,082,825,057	$ 2,895,575,528	$ 3,325,261,498

*	Unaudited.
See notes to financial statements.
84   |  Thornburg Equity Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG BETTER WORLD INTERNATIONAL FUND		THORNBURG INTERNATIONAL GROWTH FUND
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 1,230,703	$ 957,396	$ 440,866	$ (1,206,755)
Net realized gain (loss)	(6,455,558)	43,117,549	22,631,643	126,958,821
Net change in unrealized appreciation (depreciation)	(29,694,793)	8,005,551	(303,845,415)	21,850,369
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,919,648)	52,080,496	(280,772,906)	147,602,435
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(5,765,352)	-	(10,325,458)	(1,957,081)
Class C Shares	(780,125)	-	(1,922,046)	(510,190)
Class I Shares	(42,774,823)	(467,138)	(99,259,527)	(19,125,765)
Class R3 Shares	-	-	(497,684)	(88,563)
Class R4 Shares	-	-	(657,230)	(114,616)
Class R5 Shares	-	-	(2,277,399)	(406,256)
Class R6 Shares	-	-	(6,805,277)	(845,284)
FUND SHARE TRANSACTIONS
Class A Shares	13,430,339	22,545,088	4,083,499	5,663,748
Class C Shares	1,625,601	2,514,883	(3,206,632)	(17,085,519)
Class I Shares	179,897,033	174,010,009	(131,277,647)	23,821,895
Class R3 Shares	-	-	83,995	813,193
Class R4 Shares	-	-	1,518,188	1,028,673
Class R5 Shares	-	-	(419,446)	(221,191)
Class R6 Shares	-	-	5,033,762	43,772,314
Net Increase (Decrease) in Net Assets	110,713,025	250,683,338	(526,701,808)	182,347,793
NET ASSETS
Beginning of Period	347,909,694	97,226,356	1,928,405,241	1,746,057,448
End of Period	$ 458,622,719	$ 347,909,694	$ 1,401,703,433	$ 1,928,405,241

*	Unaudited.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  85

Statements of Changes in Net Assets, Continued

	THORNBURG DEVELOPING WORLD FUND		THORNBURG SMALL/MID CAP CORE FUND
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 2,841,804	$ 2,995,896	$ (1,320,200)	$ 465,695
Net realized gain (loss)	(35,749,951)	92,825,380	5,202,219	226,101,666
Net change in unrealized appreciation (depreciation)	(119,259,461)	81,047,307	(16,397,244)	(8,975,742)
Net Increase (Decrease) in Net Assets Resulting from Operations	(152,167,608)	176,868,583	(12,515,225)	217,591,619
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	-	-	(122,071,650)	-
Class C Shares	-	-	(4,832,240)	-
Class I Shares	-	(1,240,033)	(87,917,193)	-
Class R3 Shares	-	-	(6,082,568)	-
Class R4 Shares	-	-	(1,155,008)	-
Class R5 Shares	-	(5,775)	(3,628,978)	-
Class R6 Shares	-	(173,993)	-	-
FUND SHARE TRANSACTIONS
Class A Shares	5,131,947	9,170,861	73,044,815	(48,852,077)
Class C Shares	(8,403,546)	(17,794,278)	(95,622)	(11,067,483)
Class I Shares	80,486,648	125,144,133	45,160,686	(40,995,537)
Class R3 Shares	-	-	2,589,334	(8,215,545)
Class R4 Shares	-	-	710,846	(1,500,983)
Class R5 Shares	(451,225)	899,908	721,009	(3,417,832)
Class R6 Shares	3,555,597	2,122,539	-	-
Net Increase (Decrease) in Net Assets	(71,848,187)	294,991,945	(116,071,794)	103,542,162
NET ASSETS
Beginning of Period	1,179,846,600	884,854,655	846,776,979	743,234,817
End of Period	$ 1,107,998,413	$ 1,179,846,600	$ 730,705,185	$ 846,776,979

*	Unaudited.
See notes to financial statements.
86   |  Thornburg Equity Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG SMALL/MID CAP GROWTH FUND		THORNBURG INVESTMENT INCOME BUILDER FUND
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ (2,874,732)	$ (6,572,232)	$ 233,220,527	$ 574,602,639
Net realized gain (loss)	(23,117,704)	246,517,937	162,720,005	362,903,576
Net change in unrealized appreciation (depreciation)	(90,127,548)	(138,053,403)	230,162,394	1,694,666,970
Net Increase (Decrease) in Net Assets Resulting from Operations	(116,119,984)	101,892,302	626,102,926	2,632,173,185
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(116,662,505)	(21,786,815)	(106,002,685)	(186,461,886)
Class C Shares	(9,000,446)	(2,420,920)	(19,677,347)	(46,091,421)
Class I Shares	(96,903,886)	(16,872,585)	(168,101,295)	(297,043,722)
Class R3 Shares	(9,133,414)	(2,196,040)	(619,524)	(1,196,087)
Class R4 Shares	(677,509)	(173,350)	(327,405)	(638,486)
Class R5 Shares	(6,929,696)	(1,374,412)	(1,018,793)	(2,363,360)
Class R6 Shares	-	-	(3,319,641)	(5,592,075)
FUND SHARE TRANSACTIONS
Class A Shares	58,473,168	(11,198,760)	87,743,127	263,624,361
Class C Shares	(743,573)	(15,751,606)	(140,631,160)	(784,839,681)
Class I Shares	43,693,941	(28,121,333)	222,340,420	(335,800,673)
Class R3 Shares	7,145,262	(9,034,714)	(361,562)	(4,648,803)
Class R4 Shares	511,311	(878,637)	220,795	(3,061,055)
Class R5 Shares	2,406,915	(1,755,528)	(4,771,276)	(16,363,605)
Class R6 Shares	-	-	5,994,302	6,692,039
Net Increase (Decrease) in Net Assets	(243,940,416)	(9,672,398)	497,570,882	1,218,388,731
NET ASSETS
Beginning of Period	690,237,206	699,909,604	10,846,733,986	9,628,345,255
End of Period	$ 446,296,790	$ 690,237,206	$ 11,344,304,868	$ 10,846,733,986

*	Unaudited.
See notes to financial statements.
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Statements of Changes in Net Assets, Continued

	THORNBURG SUMMIT FUND
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 633,532	$ 679,700
Net realized gain (loss)	1,722,355	10,340,154
Net change in unrealized appreciation (depreciation)	(2,284,997)	562,641
Net Increase (Decrease) in Net Assets Resulting from Operations	70,890	11,582,495
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares†	(548)	-
Class I Shares	(10,072,626)	(3,131,551)
FUND SHARE TRANSACTIONS
Class A Shares†	117,078	-
Class I Shares	18,750,890	8,128,955
Net Increase (Decrease) in Net Assets	8,865,684	16,579,899
NET ASSETS
Beginning of Period	62,465,848	45,885,949
End of Period	$ 71,331,532	$ 62,465,848

*	Unaudited.
†	Effective date of this class of shares was January 26, 2022.
See notes to financial statements.
88  |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements
March 31, 2022 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Global Opportunities Fund ("Global Opportunities Fund"), Thornburg International Equity Fund ("International Equity Fund"), Thornburg Better World International Fund ("Better World International Fund"), Thornburg International Growth Fund ("International Growth Fund"), Thornburg Developing World Fund ("Developing World Fund"), Thornburg Small/Mid Cap Core Fund ("Small/Mid Cap Core Fund"), Thornburg Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund"), Thornburg Investment Income Builder Fund ("Income Builder Fund"), and Thornburg Summit Fund ("Summit Fund"), collectively the "Funds", are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently nine of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Global Opportunities Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, liquidity risk, real estate risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
International Equity Fund: The Fund’s primary investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Better World International Fund: The Fund’s investment goal is to seek long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, liquidity risk, ESG investing risk, real estate risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
International Growth Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Developing World Fund: The Fund’s investment goal is to seek long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Small/Mid Cap Core Fund: The Fund investment goal is to seek Long term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include, management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Small/Mid Cap Growth Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, information technology securities risk, foreign investment risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
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Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
Income Builder Fund: The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, credit risk, high-yield risk, interest rate risk, prepayment and extension risk, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, liquidity risk, real estate risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Summit Fund: The Fund’s investment goal is to seek to grow real wealth over time. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, small and mid-cap company risk, short sale risk, credit risk, high yield risk, interest rate risk, prepayment and extension risk, liquidity risk, inflation risk, structured products risk, commodities-related investment risk, real estate risk, derivatives risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Certain Funds have invested in securities that are economically tied to Russia. Russia’s invasion of Ukraine in February 2022 resulted in market disruptions which have adversely affected, and which may continue to adversely affect, the value of those securities and certain other investments of the Funds. The ongoing conflict has also caused investments in Russia to be subject to increased levels of political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and other countries. Furthermore, transactions in certain Russian securities have been, or may in the future be, prohibited, and certain of the Funds’ existing investments have or may become illiquid.
As of March 31, 2022, the Funds currently offer up to seven classes of shares of beneficial interest:
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At March 31, 2022, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Global Opportunities Fund	X	X	X	X	X	X	X
International Equity Fund	X	X	X	X	X	X	X
Better World International Fund	X	X	X
International Growth Fund	X	X	X	X	X	X	X
Developing World Fund	X	X	X			X	X
Small/Mid Cap Core Fund	X	X	X	X	X	X
Small/Mid Cap Growth Fund	X	X	X	X	X	X
Income Builder Fund	X	X	X	X	X	X	X
Summit Fund	X		X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares
90   |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid quarterly or annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Short Sales: A short sale involves the sale by the Funds of a security that the Funds do not own. The Funds borrow the security that they intend to sell from a broker or other institution, and at a later date the Funds complete the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Funds may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in "Short sale financing fees" on the Statement of Operations. When it enters into a short sale, the Funds seek to profit on a decline in the price of the security between the date the Funds borrow the security and the date the Funds purchase the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Funds will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Funds sold the
Thornburg Equity Funds Semi-Annual Report  |  91

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Funds during the six month period were fully collateralized by segregated cash or other securities, which are denoted on the Schedule of Investments.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2022 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Funds’ valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Funds’ business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Funds may be valued using alternative methods. The Committee customarily obtains valuations in these instances
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Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
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Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
GLOBAL OPPORTUNITIES FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,003,934,849	$ 441,706,603	$ 562,228,246	$ —
Short-Term Investments	38,476,549	38,476,549	—	—
Total Investments in Securities	$ 1,042,411,398	$ 480,183,152	$ 562,228,246	$ —
Other Financial Instruments
Forward currency contracts	$ 4,008,677	$ —	$ 4,008,677	$ —
Total Assets	$ 1,046,420,075	$ 480,183,152	$ 566,236,923	$ —
INTERNATIONAL EQUITY FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 2,728,671,246	$ 342,271,456	$ 2,386,399,790	$ —
Rights	1,122,699	—	—	1,122,699
Short-Term Investments	193,656,095	193,656,095	—	—
Total Investments in Securities	$ 2,923,450,040	$ 535,927,551	$ 2,386,399,790	$ 1,122,699
Total Assets	$ 2,923,450,040	$ 535,927,551	$ 2,386,399,790	$ 1,122,699
BETTER WORLD INTERNATIONAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 407,899,983	$ 105,073,632	$ 302,826,351	$ —
Rights	133,994	—	—	133,994
Short-Term Investments	50,281,331	50,281,331	—	—
Total Investments in Securities	$ 458,315,308	$ 155,354,963	$ 302,826,351	$ 133,994
Total Assets	$ 458,315,308	$ 155,354,963	$ 302,826,351	$ 133,994
INTERNATIONAL GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,340,847,029	$ 280,388,706	$ 1,060,458,323	$ —
Short-Term Investments	57,403,494	57,403,494	—	—
Total Investments in Securities	$ 1,398,250,523	$ 337,792,200	$ 1,060,458,323	$ —
Total Assets	$ 1,398,250,523	$ 337,792,200	$ 1,060,458,323	$ —
DEVELOPING WORLD FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,085,245,216	$ 331,661,404	$ 753,583,812	$ —
Short-Term Investments	9,537,844	9,537,844	—	—
Total Investments in Securities	$ 1,094,783,060	$ 341,199,248	$ 753,583,812	$ —
Total Assets	$ 1,094,783,060	$ 341,199,248	$ 753,583,812	$ —
SMALL/MID CAP CORE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 719,592,610	$ 719,592,610	$ —	$ —
Short-Term Investments	13,226,766	13,226,766	—	—
Total Investments in Securities	$ 732,819,376	$ 732,819,376	$ —	$ —
Total Assets	$ 732,819,376	$ 732,819,376	$ —	$—
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Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
SMALL/MID CAP GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 440,244,197	$ 440,244,197	$ —	$ —
Short-Term Investments	2,200,818	2,200,818	—	—
Total Investments in Securities	$ 442,445,015	$ 442,445,015	$ —	$ —
Total Assets	$ 442,445,015	$ 442,445,015	$ —	$—
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2022:
INCOME BUILDER FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 9,651,785,895	$ 3,598,852,178	$ 6,050,621,938	$ 2,311,779
Preferred Stock	33,901,821	23,457,321	10,444,500	—
Asset Backed Securities	303,535,224	—	275,302,301	28,232,923
Corporate Bonds	780,375,364	—	780,375,364	—(a)
Mortgage Backed	154,484,618	—	154,483,668	950
Loan Participations	42,633,211	—	42,633,211	—
Rights	3,380,580	—	—	3,380,580
Short-Term Investments	287,205,880	287,205,880	—	—
Total Investments in Securities	$ 11,257,302,593	$ 3,909,515,379	$ 7,313,860,982	$ 33,926,232(b)
Other Financial Instruments
Forward currency contracts	$ 65,912,553	$ —	$ 65,912,553	$ —
Total Assets	$ 11,323,215,146	$ 3,909,515,379	$ 7,379,773,535	$33,926,232

(a)	A security categorized as Level 3 is currently valued at zero.
(b)	Level 3 investments at the beginning and end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2022 is not presented.

SUMMIT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 38,807,436	$ 25,799,473	$ 13,007,963	$ —
Asset Backed Securities	7,396,763	—	6,944,243	452,520
Corporate Bonds	2,579,389	—	2,579,389	—
Convertible Bonds	204,291	—	204,291	—
U.S. Treasury Securities	9,877,298	9,877,298	—	—
Mortgage Backed	4,634,004	—	4,634,004	—
Loan Participations	40,685	—	40,685	—
Exchange-Traded Funds	3,775,090	3,775,090	—	—
Short-Term Investments	2,873,440	2,873,440	—	—
Total Investments in Securities	$ 70,188,396	$ 42,325,301	$ 27,410,575	$ 452,520
Total Assets	$ 70,188,396	$ 42,325,301	$ 27,410,575	$ 452,520
Liabilities
Other Financial Instruments
Forward currency contracts	$ (49,747)	$ —	$ (49,747)	$ —
Total Other Financial Instruments	$ (49,747)	$ —	$ (49,747)	$ —
Total Liabilities	$ (49,747)	$ —	$ (49,747)	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory
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Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that fund at an annual rate as shown in the following table:
GLOBAL OPPORTUNITIES FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL GROWTH FUND, SMALL/MID CAP CORE FUND, SMALL/MID CAP GROWTH FUND, INCOME BUILDER FUND		BETTER WORLD INTERNATIONAL FUND, DEVELOPING WORLD FUND		SUMMIT FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%	Up to $500 million	0.975%	Up to $500 million	0.750%
Next $500 million	0.825	Next $500 million	0.925	Next $500 million	0.700
Next $500 million	0.775	Next $500 million	0.875	Next $500 million	0.650
Next $500 million	0.725	Next $500 million	0.825	Next $500 million	0.625
Over $2 billion	0.675	Over $2 billion	0.775	Over $2 billion	0.600
The Funds’ effective management fee, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2022 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2022 are set forth in the Statement of Operations.
Effective Management Fee
Global Opportunities Fund	0.845%
International Equity Fund	0.753
Better World International Fund	0.975
International Growth Fund	0.812
Developing World Fund	0.939
Small/Mid Cap Core Fund	0.857
Small/Mid Cap Growth Fund	0.867
Income Builder Fund	0.697
Summit Fund	0.750
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2022, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2022, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
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Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	Commissions	CDSC fees
Global Opportunities Fund	$ 3,101	$ 1,203
International Equity Fund	2,233	—
Better World International Fund	6,631	731
International Growth Fund	2,725	822
Developing World Fund	3,221	561
Small/Mid Cap Core Fund	1,908	14
Small/Mid Cap Growth Fund	2,604	—
Income Builder Fund	169,914	13,283
Summit Fund	25	—
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Global Opportunities Fund, International Equity Fund, International Growth Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund and Income Builder Fund, Class A, Class C, Class I, and Class R5 shares of the Developing World Fund, Class A, Class C, Class I shares of the Better World International Fund and Class A and Class I shares of the Summit Fund. For the six months ended March 31, 2022, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2022 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2023 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2022 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown in the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Global Opportunities Fund	—%	—%	0.99%	1.50%	1.40%	0.99%	0.85%
International Equity Fund	—	—	0.90	1.36	1.16	0.90	0.70
Better World International Fund	—	2.19	0.90	—	—	—	—
International Growth Fund	—	—	—	1.50	1.40	0.99	0.89
Developing World Fund	—	—	1.04	—	—	1.04	0.94
Small/Mid Cap Core Fund	—	—	0.95	1.31	1.21	0.95	—
Small/Mid Cap Growth Fund	—	—	0.95	1.46	1.36	0.95	—
Income Builder Fund	—	—	—	1.50	1.40	0.99	0.80
Summit Fund	1.24	—	0.99	—	—	—	—
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Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
For the six months ended March 31, 2022, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Global Opportunities Fund	$ —	$ —	$ 28,479	$ 14,464	$ 17,437	$ 39,531	$ 38,235	$ 138,146
International Equity Fund	—	—	101,077	164,672	103,371	170,148	79,535	618,803
Better World International Fund	—	4,879	306,984	—	—	—	—	311,863
International Growth Fund	—	—	—	21,865	22,274	65,467	46,486	156,092
Developing World Fund	—	—	320,079	—	—	15,139	54,112	389,330
Small/Mid Cap Core Fund	219,558	7,766	311,875	62,885	16,945	43,481	—	662,510
Small/Mid Cap Growth Fund	154,509	9,424	231,469	56,151	12,130	52,276	—	515,959
Income Builder Fund	—	—	—	15,211	7,550	29,178	26,134	78,073
Summit Fund	3,510	—	64,121	—	—	—	—	67,631
Voluntary:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Global Opportunities Fund	$ 48,017	$ 17,344	$ 145,885	$ 605	$ 1,048	$ 3,363	$ 10,385	$ 226,647
International Equity Fund	90,094	3,941	328,368	25,199	16,281	24,643	165,740	654,266
Better World International Fund	6,665	890	61,097	—	—	—	—	68,652
International Growth Fund	3,663	555	298,145	179	259	829	2,616	306,246
Developing World Fund	46,053	10,939	336,612	—	—	1,239	27,370	422,213
Small/Mid Cap Growth Fund	—	260	—	—	—	—	—	260
Income Builder Fund	—	19,911	—	—	—	—	—	19,911
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2022, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Global Opportunities Fund	5.47%
International Equity Fund	1.45
Better World International Fund	9.65
International Growth Fund	2.43
Developing World Fund	3.68
Small/Mid Cap Core Fund	5.68
Small/Mid Cap Growth Fund	5.48
Income Builder Fund	1.39
Summit Fund	56.97
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at March 31, 2022, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Small/Mid Cap Core Fund	$ 15,017,169	$ 6,910,492	$ 2,339,166
Small/Mid Cap Growth Fund	6,910,492	15,017,169	(3,903,148)
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
GLOBAL OPPORTUNITIES FUND	Market Value 9/30/21	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/22	Dividend Income
Thornburg Capital Mgmt. Fund	$ 34,427,071	$109,513,010	$(105,463,532)	$ -	$ -	$ 38,476,549	$ 33,029
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Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
INTERNATIONAL EQUITY FUND	Market Value 9/30/21	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/22	Dividend Income
Thornburg Capital Mgmt. Fund	$352,027,123	$511,936,180	$(670,307,208)	$ -	$ -	$193,656,095	$ 189,646
BETTER WORLD INTERNATIONAL FUND
Thornburg Capital Mgmt. Fund	$ 31,700,716	$220,735,588	$(202,154,973)	$ -	$ -	$ 50,281,331	$ 45,878
INTERNATIONAL GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 64,240,267	$414,381,472	$(421,218,245)	$ -	$ -	$ 57,403,494	$ 84,504
DEVELOPING WORLD FUND
Thornburg Capital Mgmt. Fund	$ 29,224,822	$251,370,396	$(271,057,374)	$ -	$ -	$ 9,537,844	$ 30,303
SMALL/MID CAP CORE FUND
Thornburg Capital Mgmt. Fund	$ 2,280,880	$ 99,075,965	$ (88,130,079)	$ -	$ -	$ 13,226,766	$ 6,796
SMALL/MID CAP GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 4,142,746	$116,906,924	$(118,848,852)	$ -	$ -	$ 2,200,818	$ 3,853
INCOME BUILDER FUND
Apollo Investment Corp.*	$ 49,127,545	$ -	$ (11,305,237)	$(7,482,325)	$ 8,497,508	$ -	$ 2,187,204
Chimera Investment Corp	264,958,318	-	(10,205,936)	(819,325)	(46,636,633)	207,296,424	11,363,425
Malamute Energy, Inc.	12,439	-	-	-	-	12,439	-
SLR Investment Corp	88,149,127	-	(3,875,136)	(1,124,724)	(3,234,040)	79,915,227	3,614,478
Thornburg Capital Mgmt. Fund	271,426,844	689,507,872	(673,728,836)	-	-	287,205,880	284,105
Total	$673,674,273	$689,507,872	$(699,115,145)	$(9,426,374)	$(41,373,165)	$574,429,970	$17,449,212
* Issuer no longer affiliated at March 31, 2022.
SUMMIT FUND
Thornburg Capital Mgmt. Fund	$ 5,946,069	$ 18,089,908	$ (21,162,537)	$ -	$ -	$ 2,873,440	$ 4,913
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2022, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
Thornburg Equity Funds Semi-Annual Report  |  99

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
At March 31, 2022, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Opportunities Fund	$ 715,601,782	$ 351,990,888	$ (25,181,272)	$ 326,809,616
International Equity Fund	2,575,735,495	500,434,036	(152,719,491)	347,714,545
Better World International Fund	463,291,583	16,794,012	(21,770,287)	(4,976,275)
International Growth Fund	1,102,840,324	355,412,432	(60,002,233)	295,410,199
Developing World Fund	892,415,371	271,485,598	(69,117,909)	202,367,689
Small/Mid Cap Core Fund	653,655,165	125,584,214	(46,420,003)	79,164,211
Small/Mid Cap Growth Fund	452,247,900	50,514,285	(60,317,170)	(9,802,885)
Income Builder Fund	8,590,493,628	3,178,630,688	(511,821,723)	2,666,808,965
Summit Fund	66,185,359	5,920,550	(1,917,513)	4,003,037
At March 31, 2022, the Funds had deferred tax basis late-year ordinary investment losses and deferred tax basis capital losses occurring subsequent to October 31, 2020 through September 30, 2021 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2022.
Deferred Tax Basis
Late-Year Ordinary Losses
Developing World Fund	$ 1,948,545
At March 31, 2022, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Developing World Fund	$ 54,039,967	$ —
Income Builder Fund	864,072,456	—
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
As a result of several court rulings in France, the French tax authorities recently paid several of the Funds’ tax reclaims for prior tax withholding. These tax reclaim payments are reflected as “Foreign withholding tax claims” in the Statements of Operations and any related interest is included in “Interest Income”. Reducing the “Foreign withholding tax claim” amounts are fees paid by certain Funds to a third-party service provider that assisted in the recovery of the tax reclaims by pursuing administrative and judicial proceedings on the Funds’ behalf. These third-party service provider fees are reflected in the Statement of Operations under “Tax reclaim collection fees.” For U.S. income tax purposes, tax reclaims paid by France and received by the Funds will reduce the amount of foreign taxes paid in a fiscal year that Fund shareholders can use as tax credits in their individual income tax returns.
In the event that tax reclaims received by the Funds during the fiscal year ending September 30, 2022 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. These IRS fees are estimated thru the six months period ended March 31, 2022 and are reflected as “IRS Compliance Fees” in the Statements of Operations.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
100  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2022, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	428,164	$ 15,572,679	874,275	$ 32,438,647
Shares issued to shareholders in reinvestment of dividends	932,299	33,290,506	442,778	14,478,834
Shares repurchased	(562,706)	(20,233,338)	(1,067,193)	(39,035,301)
Net increase (decrease)	797,757	$ 28,629,847	249,860	$ 7,882,180
Class C Shares
Shares sold	55,369	$ 1,878,677	113,898	$ 4,047,616
Shares issued to shareholders in reinvestment of dividends	402,531	13,579,745	255,394	7,988,719
Shares repurchased	(501,862)	(17,253,072)	(1,194,390)	(42,125,923)
Net increase (decrease)	(43,962)	$ (1,794,650)	(825,098)	$ (30,089,588)
Class I Shares
Shares sold	1,542,406	$ 55,604,813	1,864,870	$ 70,845,527
Shares issued to shareholders in reinvestment of dividends	2,086,899	74,888,020	991,332	32,632,180
Shares repurchased	(2,029,937)	(72,814,867)	(3,967,733)	(141,555,890)
Net increase (decrease)	1,599,368	$ 57,677,966	(1,111,531)	$ (38,078,183)
Class R3 Shares
Shares sold	7,836	$ 274,134	20,970	$ 794,404
Shares issued to shareholders in reinvestment of dividends	13,696	482,287	7,186	232,451
Shares repurchased	(16,391)	(569,564)	(46,653)	(1,726,925)
Net increase (decrease)	5,141	$ 186,857	(18,497)	$ (700,070)
Class R4 Shares
Shares sold	11,350	$ 403,284	30,008	$ 1,114,726
Shares issued to shareholders in reinvestment of dividends	17,674	625,825	9,046	293,903
Shares repurchased	(13,778)	(501,055)	(42,391)	(1,610,874)
Net increase (decrease)	15,246	$ 528,054	(3,337)	$ (202,245)
Class R5 Shares
Shares sold	58,493	$ 2,142,095	123,067	$ 4,568,125
Shares issued to shareholders in reinvestment of dividends	63,528	2,282,290	58,718	1,934,612
Shares repurchased	(100,055)	(3,660,445)	(689,498)	(25,626,942)
Net increase (decrease)	21,966	$ 763,940	(507,713)	$ (19,124,205)
Class R6 Shares
Shares sold	75,370	$ 2,948,165	131,284	$ 4,960,273
Shares issued to shareholders in reinvestment of dividends	210,743	7,594,896	101,230	3,347,578
Shares repurchased	(33,248)	(1,238,291)	(168,320)	(6,520,234)
Net increase (decrease)	252,865	$ 9,304,770	64,194	$ 1,787,617
Thornburg Equity Funds Semi-Annual Report  |  101

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,497,651	$ 40,821,311	2,896,091	$ 81,589,572
Shares issued to shareholders in reinvestment of dividends	2,401,673	64,165,504	967,980	25,503,852
In-kind redemptions	-	-	(13,269,318)	(391,975,649)
Shares repurchased	(2,132,657)	(55,846,387)	(5,021,375)	(142,779,243)
Net increase (decrease)	1,766,667	$ 49,140,428	(14,426,622)	$ (427,661,468)
Class C Shares
Shares sold	57,307	$ 1,326,379	152,073	$ 3,848,667
Shares issued to shareholders in reinvestment of dividends	147,243	3,385,937	43,045	994,770
Shares repurchased	(238,930)	(5,531,194)	(1,151,785)	(27,656,991)
Net increase (decrease)	(34,380)	$ (818,878)	(956,667)	$ (22,813,554)
Class I Shares
Shares sold	7,804,946	$ 207,096,133	11,175,901	$ 334,435,484
Shares issued to shareholders in reinvestment of dividends	8,538,732	237,811,796	1,980,851	54,339,971
Shares repurchased	(11,187,238)	(300,044,172)	(12,867,557)	(382,158,344)
Net increase (decrease)	5,156,440	$ 144,863,757	289,195	$ 6,617,111
Class R3 Shares
Shares sold	360,750	$ 9,057,545	984,210	$ 28,294,741
Shares issued to shareholders in reinvestment of dividends	740,732	19,783,311	170,983	4,488,294
Shares repurchased	(808,845)	(20,856,459)	(1,836,277)	(52,478,097)
Net increase (decrease)	292,637	$ 7,984,397	(681,084)	$ (19,695,062)
Class R4 Shares
Shares sold	573,171	$ 14,352,431	645,614	$ 18,494,549
Shares issued to shareholders in reinvestment of dividends	420,162	11,128,522	102,231	2,670,773
Shares repurchased	(883,349)	(22,344,469)	(1,238,024)	(34,763,153)
Net increase (decrease)	109,984	$ 3,136,484	(490,179)	$ (13,597,831)
Class R5 Shares
Shares sold	366,156	$ 9,675,260	1,683,407	$ 50,629,374
Shares issued to shareholders in reinvestment of dividends	717,832	19,976,446	158,583	4,338,871
Shares repurchased	(1,025,935)	(27,388,162)	(1,691,896)	(49,972,641)
Net increase (decrease)	58,053	$ 2,263,544	150,094	$ 4,995,604
Class R6 Shares
Shares sold	1,316,181	$ 34,578,204	3,588,727	$ 105,156,756
Shares issued to shareholders in reinvestment of dividends	1,437,278	39,828,164	300,976	8,231,829
Shares repurchased	(1,197,783)	(30,452,902)	(2,530,737)	(74,195,581)
Net increase (decrease)	1,555,676	$ 43,953,466	1,358,966	$ 39,193,004
102  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
BETTER WORLD INTERNATIONAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,075,661	$ 20,435,272	1,302,368	$ 26,146,896
Shares issued to shareholders in reinvestment of dividends	294,897	5,729,841	-	-
Shares repurchased	(690,007)	(12,734,774)	(182,151)	(3,601,808)
Net increase (decrease)	680,551	$ 13,430,339	1,120,217	$ 22,545,088
Class C Shares
Shares sold	88,468	$ 1,622,316	150,258	$ 2,960,554
Shares issued to shareholders in reinvestment of dividends	41,038	780,125	-	-
Shares repurchased	(41,936)	(776,840)	(24,035)	(445,671)
Net increase (decrease)	87,570	$ 1,625,601	126,223	$ 2,514,883
Class I Shares
Shares sold	11,678,733	$ 222,653,190	9,594,015	$ 196,134,568
Shares issued to shareholders in reinvestment of dividends	2,124,211	42,507,949	23,974	433,681
Shares repurchased	(4,567,991)	(85,264,106)	(1,087,648)	(22,558,240)
Net increase (decrease)	9,234,953	$ 179,897,033	8,530,341	$ 174,010,009
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	681,808	$ 18,834,743	1,593,500	$ 49,084,038
Shares issued to shareholders in reinvestment of dividends	318,951	9,348,439	61,272	1,791,587
Shares repurchased	(882,459)	(24,099,683)	(1,460,932)	(45,211,877)
Net increase (decrease)	118,300	$ 4,083,499	193,840	$ 5,663,748
Class C Shares
Shares sold	33,522	$ 827,089	125,510	$ 3,534,608
Shares issued to shareholders in reinvestment of dividends	68,485	1,812,795	18,333	491,332
Shares repurchased	(242,056)	(5,846,516)	(750,148)	(21,111,459)
Net increase (decrease)	(140,049)	$ (3,206,632)	(606,305)	$ (17,085,519)
Class I Shares
Shares sold	7,394,771	$ 204,960,341	11,565,613	$ 368,764,672
Shares issued to shareholders in reinvestment of dividends	2,988,849	90,890,906	582,668	17,584,909
Shares repurchased	(15,380,952)	(427,128,894)	(11,260,799)	(362,527,686)
Net increase (decrease)	(4,997,332)	$ (131,277,647)	887,482	$ 23,821,895
Class R3 Shares
Shares sold	20,540	$ 534,131	102,881	$ 3,150,965
Shares issued to shareholders in reinvestment of dividends	17,128	493,619	2,994	86,381
Shares repurchased	(35,259)	(943,755)	(78,786)	(2,424,153)
Net increase (decrease)	2,409	$ 83,995	27,089	$ 813,193
Thornburg Equity Funds Semi-Annual Report  |  103

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	79,278	$ 2,130,441	178,688	$ 5,508,749
Shares issued to shareholders in reinvestment of dividends	11,821	343,404	2,535	73,581
Shares repurchased	(33,430)	(955,657)	(150,715)	(4,553,657)
Net increase (decrease)	57,669	$ 1,518,188	30,508	$ 1,028,673
Class R5 Shares
Shares sold	91,040	$ 2,456,418	492,795	$ 15,657,087
Shares issued to shareholders in reinvestment of dividends	74,090	2,260,498	13,159	398,322
Shares repurchased	(184,523)	(5,136,362)	(510,772)	(16,276,600)
Net increase (decrease)	(19,393)	$ (419,446)	(4,818)	$ (221,191)
Class R6 Shares
Shares sold	139,262	$ 3,913,312	1,619,650	$ 52,755,172
Shares issued to shareholders in reinvestment of dividends	210,948	6,463,441	26,476	803,816
Shares repurchased	(196,421)	(5,342,991)	(301,858)	(9,786,674)
Net increase (decrease)	153,789	$ 5,033,762	1,344,268	$ 43,772,314
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	716,810	$ 19,157,644	1,441,855	$ 40,291,192
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(528,246)	(14,025,697)	(1,113,929)	(31,120,331)
Net increase (decrease)	188,564	$ 5,131,947	327,926	$ 9,170,861
Class C Shares
Shares sold	80,577	$ 2,014,100	180,889	$ 4,875,796
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(417,350)	(10,417,646)	(858,481)	(22,670,074)
Net increase (decrease)	(336,773)	$ (8,403,546)	(677,592)	$ (17,794,278)
Class I Shares
Shares sold	7,723,739	$ 207,088,521	10,225,864	$ 297,861,014
Shares issued to shareholders in reinvestment of dividends	-	-	42,677	1,197,932
Shares repurchased	(4,834,917)	(126,601,873)	(6,041,340)	(173,914,813)
Net increase (decrease)	2,888,822	$ 80,486,648	4,227,201	$ 125,144,133
Class R5 Shares
Shares sold	14,529	$ 384,954	61,806	$ 1,799,071
Shares issued to shareholders in reinvestment of dividends	-	-	206	5,772
Shares repurchased	(31,662)	(836,179)	(31,472)	(904,935)
Net increase (decrease)	(17,133)	$ (451,225)	30,540	$ 899,908
104  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	295,727	$ 7,862,735	497,571	$ 14,615,052
Shares issued to shareholders in reinvestment of dividends	-	-	5,578	156,695
Shares repurchased	(161,964)	(4,307,138)	(431,178)	(12,649,208)
Net increase (decrease)	133,763	$ 3,555,597	71,971	$ 2,122,539
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	125,347	$ 9,444,604	178,986	$ 15,661,024
Shares issued to shareholders in reinvestment of dividends	1,546,880	116,587,733	-	-
Shares repurchased	(689,847)	(52,987,522)	(720,458)	(64,513,101)
Net increase (decrease)	982,380	$ 73,044,815	(541,472)	$ (48,852,077)
Class C Shares
Shares sold	2,230	$ 144,495	14,454	$ 1,131,222
Shares issued to shareholders in reinvestment of dividends	74,225	4,803,824	-	-
Shares repurchased	(75,007)	(5,043,941)	(155,579)	(12,198,705)
Net increase (decrease)	1,448	$ (95,622)	(141,125)	$ (11,067,483)
Class I Shares
Shares sold	118,099	$ 9,582,318	176,656	$ 16,739,230
Shares issued to shareholders in reinvestment of dividends	1,089,537	85,936,055	-	-
Shares repurchased	(641,758)	(50,357,687)	(615,795)	(57,734,767)
Net increase (decrease)	565,878	$ 45,160,686	(439,139)	$ (40,995,537)
Class R3 Shares
Shares sold	12,131	$ 924,331	25,950	$ 2,397,735
Shares issued to shareholders in reinvestment of dividends	81,262	6,082,567	-	-
Shares repurchased	(55,836)	(4,417,564)	(117,894)	(10,613,280)
Net increase (decrease)	37,557	$ 2,589,334	(91,944)	$ (8,215,545)
Class R4 Shares
Shares sold	8,749	$ 634,659	3,422	$ 318,202
Shares issued to shareholders in reinvestment of dividends	14,252	1,084,494	-	-
Shares repurchased	(13,376)	(1,008,307)	(19,198)	(1,819,185)
Net increase (decrease)	9,625	$ 710,846	(15,776)	$ (1,500,983)
Class R5 Shares
Shares sold	5,795	$ 448,827	17,992	$ 1,705,968
Shares issued to shareholders in reinvestment of dividends	46,107	3,628,979	-	-
Shares repurchased	(40,192)	(3,356,797)	(55,840)	(5,123,800)
Net increase (decrease)	11,710	$ 721,009	(37,848)	$ (3,417,832)
Thornburg Equity Funds Semi-Annual Report  |  105

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
SMALL/MID CAP GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	328,153	$ 12,084,551	522,919	$ 26,958,739
Shares issued to shareholders in reinvestment of dividends	3,054,719	110,183,728	427,260	20,478,571
Shares repurchased	(1,926,591)	(63,795,111)	(1,140,046)	(58,636,070)
Net increase (decrease)	1,456,281	$ 58,473,168	(189,867)	$ (11,198,760)
Class C Shares
Shares sold	21,311	$ 511,254	65,596	$ 2,753,371
Shares issued to shareholders in reinvestment of dividends	334,608	8,877,148	59,368	2,361,004
Shares repurchased	(392,223)	(10,131,975)	(486,597)	(20,865,981)
Net increase (decrease)	(36,304)	$ (743,573)	(361,633)	$ (15,751,606)
Class I Shares
Shares sold	799,744	$ 46,029,512	296,435	$ 16,826,337
Shares issued to shareholders in reinvestment of dividends	2,318,105	95,714,556	316,266	16,572,326
Shares repurchased	(2,560,255)	(98,050,127)	(1,087,795)	(61,519,996)
Net increase (decrease)	557,594	$ 43,693,941	(475,094)	$ (28,121,333)
Class R3 Shares
Shares sold	44,842	$ 1,361,854	151,977	$ 7,844,430
Shares issued to shareholders in reinvestment of dividends	257,207	9,092,273	45,769	2,168,563
Shares repurchased	(99,495)	(3,308,865)	(374,516)	(19,047,707)
Net increase (decrease)	202,554	$ 7,145,262	(176,770)	$ (9,034,714)
Class R4 Shares
Shares sold	5,568	$ 208,792	8,612	$ 433,852
Shares issued to shareholders in reinvestment of dividends	13,940	504,087	2,342	112,549
Shares repurchased	(4,339)	(201,568)	(28,290)	(1,425,038)
Net increase (decrease)	15,169	$ 511,311	(17,336)	$ (878,637)
Class R5 Shares
Shares sold	29,922	$ 1,168,716	63,067	$ 3,516,214
Shares issued to shareholders in reinvestment of dividends	159,882	6,590,335	24,886	1,302,303
Shares repurchased	(142,465)	(5,352,136)	(117,021)	(6,574,045)
Net increase (decrease)	47,339	$ 2,406,915	(29,068)	$ (1,755,528)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	11,156,095	$ 267,441,498	38,053,419	$ 805,315,392
Shares issued to shareholders in reinvestment of dividends	4,099,447	98,851,746	7,326,764	166,752,349
Shares repurchased	(11,626,990)	(278,550,117)	(32,268,779)	(708,443,380)
Net increase (decrease)	3,628,552	$ 87,743,127	13,111,404	$ 263,624,361
106  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	1,787,357	$ 42,854,147	2,768,674	$ 62,298,586
Shares issued to shareholders in reinvestment of dividends	817,143	19,703,961	1,990,410	44,975,480
Shares repurchased	(8,491,715)	(203,189,268)	(42,291,629)	(892,113,747)
Net increase (decrease)	(5,887,215)	$ (140,631,160)	(37,532,545)	$ (784,839,681)
Class I Shares
Shares sold	21,730,102	$ 524,918,391	31,505,910	$ 714,592,583
Shares issued to shareholders in reinvestment of dividends	6,449,382	156,616,479	11,591,990	265,649,744
Shares repurchased	(19,017,805)	(459,194,450)	(60,241,755)	(1,316,043,000)
Net increase (decrease)	9,161,679	$ 222,340,420	(17,143,855)	$ (335,800,673)
Class R3 Shares
Shares sold	59,319	$ 1,430,499	99,771	$ 2,233,156
Shares issued to shareholders in reinvestment of dividends	25,634	618,166	50,662	1,150,008
Shares repurchased	(99,924)	(2,410,227)	(364,539)	(8,031,967)
Net increase (decrease)	(14,971)	$ (361,562)	(214,106)	$ (4,648,803)
Class R4 Shares
Shares sold	39,423	$ 938,565	83,913	$ 1,871,243
Shares issued to shareholders in reinvestment of dividends	12,099	292,158	24,287	552,047
Shares repurchased	(42,276)	(1,009,928)	(250,185)	(5,484,345)
Net increase (decrease)	9,246	$ 220,795	(141,985)	$ (3,061,055)
Class R5 Shares
Shares sold	167,566	$ 4,008,740	408,481	$ 9,218,476
Shares issued to shareholders in reinvestment of dividends	31,048	754,550	72,984	1,665,569
Shares repurchased	(394,816)	(9,534,566)	(1,211,745)	(27,247,650)
Net increase (decrease)	(196,202)	$ (4,771,276)	(730,280)	$ (16,363,605)
Class R6 Shares
Shares sold	273,352	$ 6,557,199	590,224	$ 13,367,382
Shares issued to shareholders in reinvestment of dividends	125,546	3,038,830	222,481	5,084,324
Shares repurchased	(148,576)	(3,601,727)	(522,152)	(11,759,667)
Net increase (decrease)	250,322	$ 5,994,302	290,553	$ 6,692,039
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
SUMMIT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares†
Shares sold	9,636	$ 116,529	-	$ -
Shares issued to shareholders in reinvestment of dividends	46	549	-	-
Net increase (decrease)	9,682	$ 117,078	-	$ -
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Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
SUMMIT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	738,801	$ 9,085,155	501,726	$ 6,924,014
Shares issued to shareholders in reinvestment of dividends	791,182	9,941,769	241,184	3,005,041
Shares repurchased	(23,003)	(276,034)	(126,679)	(1,800,100)
Net increase (decrease)	1,506,980	$ 18,750,890	616,231	$ 8,128,955
† Effective date of this class of shares was January 26, 2022.
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2022, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments).
	LONG
	Purchases	Sales
Global Opportunities Fund	$ 102,222,394	$ 157,809,973
International Equity Fund	746,532,824	768,353,847
Better World International Fund	440,195,612	313,730,183
International Growth Fund	489,280,254	729,072,359
Developing World Fund	503,431,163	418,366,553
Small/Mid Cap Core Fund	164,836,883	279,463,908
Small/Mid Cap Growth Fund	172,459,208	306,131,572
Income Builder Fund	1,324,444,390	1,199,235,815
Summit Fund	41,512,634	30,222,736
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2022, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts, except that the Summit Fund also had exposure during the period to options.
Forward Currency Contracts: During the six months ended March 31, 2022, some of the Funds entered into forward currency contracts in the normal course of pursuing their investment objectives, with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each of the forward currency contracts entered into by the Funds is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Funds’ Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract and may experience a loss.
The monthly average values of open forward currency sell contracts for the six months ended March 31, 2022 for Global Opportunities Fund and Income Builder Fund were $ 99,641,644; and $1,496,053,538 respectively.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
These outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), with Brown Brothers Harriman & Co. (“BBH”) and with Morgan Stanley & Co. Inc. ("MSC") were entered
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Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements. In the event of a default or termination under the ISDA Master Agreement with SSB or MSC, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and the ISDA Master Agreement with MSC do not result in an offset of reported amounts of financial assets and liabilities in the Funds’ Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Funds do not net its outstanding forward currency contracts for the purpose of disclosure in the Funds’ Statement of Assets and Liabilities. Instead the Funds recognize the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Funds’ Statement of Assets and Liabilities.
Option Contracts: Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Funds’ portfolio, on broad-based securities indexes, or certain ETFs.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.
During the six month period ended March 31, 2022, Summit Fund engaged in over-the-counter (OTC) option trades.
Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.
The monthly average notional value of open options written for the six months ended March 31, 2022 for Summit Fund was $263,174. As of March 31, 2022, the Funds had no outstanding purchased options and/or written options.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at March 31, 2022 is disclosed in the following table:
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Global Opportunities Fund	Forward currency contracts	SSB	$ 3,350,325	$ —	$ 3,350,325
	Forward currency contracts	BBH	658,353	—	658,353
			$ 4,008,678	$ —	$ 4,008,678
Income Builder Fund	Forward currency contracts	SSB	49,273,306	—	49,273,306
	Forward currency contracts	BBH	16,639,247	—	16,639,247
			$ 65,912,553	$ —	$ 65,912,553
Summit Fund	Forward currency contracts	MSC	—	(49,747)	(49,747)

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at March 31, 2022 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount"
Thornburg Equity Funds Semi-Annual Report  |  109

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
column. The Funds’ forward currency contracts and written options are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts and options are expected to vary over time.
The net realized gain (loss) from forward currency contracts and written options and net change in unrealized appreciation (depreciation) on outstanding forward currency contracts and written options recognized in each Fund’s Statement of Operations for the six months ended March 31, 2022 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Global Opportunities Fund	Forward currency contracts	$ 1,713,642	$ 2,471,424
Income Builder Fund	Forward currency contracts	28,883,969	41,665,563
Summit Fund	Forward currency contracts	(64,783)	(29,011)
Summit Fund	Written Options	32,635	—

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts. The Statement of Operations location for written option contracts is Net realized gain (loss) on: options written and Net change in unrealized appreciation (depreciation) on: options written.
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Thornburg Equity Funds Semi-Annual Report  |  111

Financial Highlights
Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2022 (d)	$ 39.32	0.01	0.38	0.39	(0.49)	(4.55)	—	(5.04)	$ 34.67
2021	$ 31.69	0.53	9.40	9.93	— (f)	(2.30)	—	(2.30)	$ 39.32
2020	$ 27.56	0.08	4.47	4.55	(0.14)	(0.28)	—	(0.42)	$ 31.69
2019	$ 29.93	0.20	(2.02)	(1.82)	(0.55)	—	—	(0.55)	$ 27.56
2018	$ 30.98	0.44	(1.42)	(0.98)	(0.07)	—	—	(0.07)	$ 29.93
2017	$ 24.90	0.13	6.05	6.18	(0.10)	—	—	(0.10)	$ 30.98
CLASS C SHARES
2022 (d)	$ 37.36	(0.13)	0.38	0.25	(0.19)	(4.55)	—	(4.74)	$ 32.87
2021	$ 30.44	0.22	9.00	9.22	—	(2.30)	—	(2.30)	$ 37.36
2020	$ 26.55	(0.14)	4.31	4.17	—	(0.28)	—	(0.28)	$ 30.44
2019	$ 28.70	(0.01)	(1.89)	(1.90)	(0.25)	—	—	(0.25)	$ 26.55
2018	$ 29.88	0.23	(1.39)	(1.16)	(0.02)	—	—	(0.02)	$ 28.70
2017	$ 24.13	(0.08)	5.84	5.76	(0.01)	—	—	(0.01)	$ 29.88
CLASS I SHARES
2022 (d)	$ 39.49	0.06	0.40	0.46	(0.59)	(4.55)	—	(5.14)	$ 34.81
2021	$ 31.81	0.64	9.43	10.07	(0.09)	(2.30)	—	(2.39)	$ 39.49
2020	$ 27.67	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.81
2019	$ 30.07	0.29	(2.04)	(1.75)	(0.65)	—	—	(0.65)	$ 27.67
2018	$ 31.06	0.56	(1.45)	(0.89)	(0.10)	—	—	(0.10)	$ 30.07
2017	$ 24.96	0.23	6.07	6.30	(0.20)	—	—	(0.20)	$ 31.06
CLASS R3 SHARES
2022 (d)	$ 38.81	(0.03)	0.40	0.37	(0.40)	(4.55)	—	(4.95)	$ 34.23
2021	$ 31.38	0.42	9.31	9.73	—	(2.30)	—	(2.30)	$ 38.81
2020	$ 27.28	0.01	4.42	4.43	(0.05)	(0.28)	—	(0.33)	$ 31.38
2019	$ 29.57	0.15	(1.98)	(1.83)	(0.46)	—	—	(0.46)	$ 27.28
2018	$ 30.66	0.38	(1.41)	(1.03)	(0.06)	—	—	(0.06)	$ 29.57
2017	$ 24.66	0.08	5.99	6.07	(0.07)	—	—	(0.07)	$ 30.66
CLASS R4 SHARES
2022 (d)	$ 39.01	(0.01)	0.39	0.38	(0.44)	(4.55)	—	(4.99)	$ 34.40
2021	$ 31.50	0.49	9.32	9.81	—	(2.30)	—	(2.30)	$ 39.01
2020	$ 27.32	0.03	4.43	4.46	—	(0.28)	—	(0.28)	$ 31.50
2019	$ 29.62	0.19	(2.00)	(1.81)	(0.49)	—	—	(0.49)	$ 27.32
2018	$ 30.69	0.46	(1.47)	(1.01)	(0.06)	—	—	(0.06)	$ 29.62
2017	$ 24.67	0.11	6.00	6.11	(0.09)	—	—	(0.09)	$ 30.69
CLASS R5 SHARES
2022 (d)	$ 39.53	0.06	0.40	0.46	(0.58)	(4.55)	—	(5.13)	$ 34.86
2021	$ 31.84	0.61	9.47	10.08	(0.09)	(2.30)	—	(2.39)	$ 39.53
2020	$ 27.70	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.84
2019	$ 30.10	0.28	(2.02)	(1.74)	(0.66)	—	—	(0.66)	$ 27.70
2018	$ 31.10	0.57	(1.47)	(0.90)	(0.10)	—	—	(0.10)	$ 30.10
2017	$ 24.99	0.22	6.08	6.30	(0.19)	—	—	(0.19)	$ 31.10
CLASS R6 SHARES
2022 (d)	$ 39.64	0.09	0.39	0.48	(0.64)	(4.55)	—	(5.19)	$ 34.93
2021	$ 31.93	0.70	9.44	10.14	(0.13)	(2.30)	—	(2.43)	$ 39.64
2020	$ 27.77	0.21	4.50	4.71	(0.27)	(0.28)	—	(0.55)	$ 31.93
2019	$ 30.20	0.32	(2.05)	(1.73)	(0.70)	—	—	(0.70)	$ 27.77
2018	$ 31.16	0.90	(1.75)	(0.85)	(0.11)	—	—	(0.11)	$ 30.20
2017 (g)	$ 28.35	0.11	2.73	2.84	(0.03)	—	—	(0.03)	$ 31.16

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, (0.02)%; Class C, (0.81)%; Class I, 0.28%; Class R3, (0.24)%; Class R4, (0.13)%; Class R5, 0.27%; Class R6, 0.42% and 2021 would have been: Class A, 1.36%; Class C, 0.57%; Class I, 1.64%; Class R3, 1.10%; Class R4, 1.27%; Class R5, 1.60%; Class R6, 1.80%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	Dividends From Net Investment Income was less than 0.01.
(g)	Effective date of this class of shares was April 10, 2017.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
112  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Global Opportunities Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2022 (d)	0.06 (e)	1.28 (e)	1.32 (e)	0.77	9.84	$ 272,062
2021	1.42	1.27	1.31	32.82	25.48	$ 277,126
2020	0.27	1.28	1.32	16.59	35.63	$ 215,473
2019	0.73	1.31	1.33	(5.78)	29.12	$ 236,560
2018	1.40	1.28	1.28	(3.16)	41.99	$ 367,449
2017	0.46	1.33	1.33	24.85	43.70	$ 442,522
CLASS C SHARES
2022 (d)	(0.73) (e)	2.06 (e)	2.10 (e)	0.41	9.84	$ 97,456
2021	0.63	2.04	2.08	31.77	25.48	$ 112,420
2020	(0.49)	2.02	2.06	15.78	35.63	$ 116,705
2019	(0.02)	2.07	2.09	(6.49)	29.12	$ 151,469
2018	0.78	2.03	2.03	(3.90)	41.99	$ 253,907
2017	(0.30)	2.08	2.08	23.88	43.70	$ 380,046
CLASS I SHARES
2022 (d)	0.35 (e)	0.99 (e)	1.05 (e)	0.95	9.84	$ 589,400
2021	1.69	0.99	1.06	33.17	25.48	$ 605,581
2020	0.50	0.99	1.08	16.91	35.63	$ 523,175
2019	1.05	0.99	1.06	(5.46)	29.12	$ 762,697
2018	1.79	0.97	0.97	(2.88)	41.99	$ 1,200,267
2017	0.80	0.97	0.98	25.31	43.70	$ 1,514,039
CLASS R3 SHARES
2022 (d)	(0.16) (e)	1.50 (e)	2.32 (e)	0.71	9.84	$ 3,506
2021	1.15	1.50	2.07	32.48	25.48	$ 3,776
2020	0.03	1.50	2.00	16.32	35.63	$ 3,633
2019	0.55	1.50	2.20	(5.95)	29.12	$ 4,317
2018	1.22	1.50	1.92	(3.38)	41.99	$ 7,577
2017	0.28	1.50	1.97	24.66	43.70	$ 12,059
CLASS R4 SHARES
2022 (d)	(0.06) (e)	1.40 (e)	2.00 (e)	0.75	9.84	$ 5,971
2021	1.32	1.40	1.83	32.62	25.48	$ 6,177
2020	0.09	1.40	1.62	16.41	35.63	$ 5,093
2019	0.71	1.40	1.86	(5.84)	29.12	$ 9,254
2018	1.49	1.40	1.61	(3.29)	41.99	$ 20,786
2017	0.38	1.40	1.65	24.81	43.70	$ 28,061
CLASS R5 SHARES
2022 (d)	0.35 (e)	0.99 (e)	1.42 (e)	0.95	9.84	$ 18,994
2021	1.64	0.99	1.36	33.18	25.48	$ 20,673
2020	0.53	0.99	1.28	16.89	35.63	$ 32,817
2019	1.04	0.99	1.27	(5.45)	29.12	$ 42,354
2018	1.82	0.99	1.16	(2.92)	41.99	$ 70,084
2017	0.79	0.99	1.16	25.29	43.70	$ 80,704
CLASS R6 SHARES
2022 (d)	0.50 (e)	0.85 (e)	1.01 (e)	1.00	9.84	$ 59,127
2021	1.85	0.85	1.00	33.32	25.48	$ 57,072
2020	0.70	0.85	1.03	17.08	35.63	$ 43,911
2019	1.17	0.85	1.00	(5.34)	29.12	$ 45,699
2018	2.93	0.85	0.98	(2.75)	41.99	$ 51,836
2017 (g)	0.77 (e)	0.85 (e)	13.31 (e)(h)	10.02	43.70	$ 1,576
Thornburg Equity Funds Semi-Annual Report  |  113

Financial Highlights
International Equity Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2022 (e)	$ 28.75	0.09	(1.97)	(1.88)	(0.27)	(3.43)	—	(3.70)	$ 23.17
2021	$ 24.78	0.31	4.49	4.80	(0.06)	(0.77)	—	(0.83)	$ 28.75
2020	$ 22.91	0.07	3.29	3.36	(0.21)	(1.28)	—	(1.49)	$ 24.78
2019	$ 22.69	0.19	0.31	0.50	(0.28)	—	—	(0.28)	$ 22.91
2018	$ 27.63	0.19	(1.10)	(0.91)	—	(4.03)	—	(4.03)	$ 22.69
2017	$ 23.43	0.16	4.24	4.40	(0.20)	—	—	(0.20)	$ 27.63
CLASS C SHARES
2022 (e)	$ 25.20	— (g)	(1.68)	(1.68)	(0.14)	(3.43)	—	(3.57)	$ 19.95
2021	$ 21.91	0.06	4.00	4.06	—	(0.77)	—	(0.77)	$ 25.20
2020	$ 20.33	(0.08)	2.94	2.86	—	(1.28)	—	(1.28)	$ 21.91
2019	$ 20.01	— (g)	0.32	0.32	—	—	—	—	$ 20.33
2018	$ 25.00	0.02	(0.98)	(0.96)	—	(4.03)	—	(4.03)	$ 20.01
2017	$ 21.29	(0.02)	3.84	3.82	(0.11)	—	—	(0.11)	$ 25.00
CLASS I SHARES
2022 (e)	$ 29.88	0.15	(2.06)	(1.91)	(0.41)	(3.43)	—	(3.84)	$ 24.13
2021	$ 25.70	0.39	4.68	5.07	(0.12)	(0.77)	—	(0.89)	$ 29.88
2020	$ 23.69	0.15	3.42	3.57	(0.28)	(1.28)	—	(1.56)	$ 25.70
2019	$ 23.47	0.25	0.32	0.57	(0.35)	—	—	(0.35)	$ 23.69
2018	$ 28.37	0.29	(1.15)	(0.86)	(0.01)	(4.03)	—	(4.04)	$ 23.47
2017	$ 24.02	0.25	4.37	4.62	(0.27)	—	—	(0.27)	$ 28.37
CLASS R3 SHARES
2022 (e)	$ 28.75	0.08	(1.98)	(1.90)	(0.26)	(3.43)	—	(3.69)	$ 23.16
2021	$ 24.77	0.23	4.52	4.75	—	(0.77)	—	(0.77)	$ 28.75
2020	$ 22.89	0.03	3.29	3.32	(0.16)	(1.28)	—	(1.44)	$ 24.77
2019	$ 22.65	0.15	0.31	0.46	(0.22)	—	—	(0.22)	$ 22.89
2018	$ 27.63	0.14	(1.09)	(0.95)	—	(4.03)	—	(4.03)	$ 22.65
2017	$ 23.44	0.14	4.22	4.36	(0.17)	—	—	(0.17)	$ 27.63
CLASS R4 SHARES
2022 (e)	$ 28.56	0.10	(1.96)	(1.86)	(0.32)	(3.43)	—	(3.75)	$ 22.95
2021	$ 24.60	0.28	4.49	4.77	(0.04)	(0.77)	—	(0.81)	$ 28.56
2020	$ 22.74	0.07	3.27	3.34	(0.20)	(1.28)	—	(1.48)	$ 24.60
2019	$ 22.52	0.19	0.30	0.49	(0.27)	—	—	(0.27)	$ 22.74
2018	$ 27.45	0.20	(1.10)	(0.90)	—	(4.03)	—	(4.03)	$ 22.52
2017	$ 23.26	0.18	4.21	4.39	(0.20)	—	—	(0.20)	$ 27.45
CLASS R5 SHARES
2022 (e)	$ 29.84	0.14	(2.05)	(1.91)	(0.40)	(3.43)	—	(3.83)	$ 24.10
2021	$ 25.66	0.38	4.67	5.05	(0.10)	(0.77)	—	(0.87)	$ 29.84
2020	$ 23.67	0.13	3.42	3.55	(0.28)	(1.28)	—	(1.56)	$ 25.66
2019	$ 23.44	0.25	0.32	0.57	(0.34)	—	—	(0.34)	$ 23.67
2018	$ 28.35	0.27	(1.15)	(0.88)	— (h)	(4.03)	—	(4.03)	$ 23.44
2017	$ 24.01	0.24	4.35	4.59	(0.25)	—	—	(0.25)	$ 28.35
CLASS R6 SHARES
2022 (e)	$ 29.75	0.17	(2.05)	(1.88)	(0.45)	(3.43)	—	(3.88)	$ 23.99
2021	$ 25.59	0.44	4.65	5.09	(0.16)	(0.77)	—	(0.93)	$ 29.75
2020	$ 23.61	0.18	3.41	3.59	(0.33)	(1.28)	—	(1.61)	$ 25.59
2019	$ 23.40	0.31	0.29	0.60	(0.39)	—	—	(0.39)	$ 23.61
2018	$ 28.27	0.33	(1.15)	(0.82)	(0.02)	(4.03)	—	(4.05)	$ 23.40
2017	$ 23.95	0.31	4.33	4.64	(0.32)	—	—	(0.32)	$ 28.27

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 0.69%; Class C, 0.04%; Class I, 1.11%; Class R3, 0.61%; Class R4, 0.81%; Class R5, 1.06%; Class R6, 1.28% and 2021 would have been: Class A, 0.99%; Class C, 0.16%; Class I, 1.23%; Class R3, 0.71%; Class R4, 0.90%; Class R5, 1.18%; Class R6, 1.40%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.25%; Class C, 1.96%; Class I, 0.94%; Class R3, 1.45%; Class R4, 1.25%; Class R5, 0.99%; Class R6, 0.79%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	Net investment income (loss) was less than $(0.01) per share.
(h)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
114  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
International Equity Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2022 (e)	0.69 (f)	1.34 (f)	1.37 (f)	(8.14)	24.70	$ 478,707
2021	1.07	1.58	1.58	19.66	42.85	$ 543,262
2020	0.31	1.25	1.26	15.33	79.05	$ 825,677
2019	0.86	1.26	1.26	2.47	71.09	$ 655,807
2018	0.77	1.27	1.27	(4.13)	44.41	$ 782,371
2017	0.65	1.31	1.31	18.78	86.88	$ 840,244
CLASS C SHARES
2022 (e)	0.03 (f)	1.98 (f)	2.01 (f)	(8.47)	24.70	$ 20,845
2021	0.24	2.26	2.26	18.83	42.85	$ 27,189
2020	(0.40)	1.93	1.94	14.69	79.05	$ 44,594
2019	(0.02)	2.09	2.09	1.60	71.09	$ 81,401
2018	0.07	2.02	2.02	(4.86)	44.41	$ 159,789
2017	(0.08)	2.04	2.04	17.94	86.88	$ 400,859
CLASS I SHARES
2022 (e)	1.11 (f)	0.93 (f)	0.98 (f)	(7.96)	24.70	$ 1,740,106
2021	1.32	1.24	1.24	20.05	42.85	$ 2,000,723
2020	0.64	0.92	0.93	15.74	79.05	$ 1,713,358
2019	1.11	0.97	0.97	2.76	71.09	$ 1,694,780
2018	1.15	0.91	0.91	(3.81)	44.41	$ 2,462,564
2017	0.99	0.92	0.92	19.29	86.88	$ 3,370,930
CLASS R3 SHARES
2022 (e)	0.61 (f)	1.42 (f)	1.68 (f)	(8.18)	24.70	$ 133,823
2021	0.80	1.75	1.91	19.46	42.85	$ 157,724
2020	0.12	1.45	1.58	15.11	79.05	$ 152,764
2019	0.67	1.45	1.65	2.25	71.09	$ 164,437
2018	0.59	1.45	1.64	(4.29)	44.41	$ 213,007
2017	0.55	1.45	1.64	18.63	86.88	$ 285,510
CLASS R4 SHARES
2022 (e)	0.80 (f)	1.22 (f)	1.47 (f)	(8.11)	24.70	$ 86,701
2021	0.99	1.55	1.70	19.69	42.85	$ 104,735
2020	0.30	1.25	1.32	15.35	79.05	$ 102,266
2019	0.88	1.25	1.44	2.45	71.09	$ 125,363
2018	0.81	1.25	1.47	(4.11)	44.41	$ 164,663
2017	0.74	1.25	1.46	18.90	86.88	$ 209,066
CLASS R5 SHARES
2022 (e)	1.06 (f)	0.96 (f)	1.23 (f)	(7.98)	24.70	$ 130,631
2021	1.26	1.29	1.46	19.97	42.85	$ 160,007
2020	0.55	0.99	1.02	15.64	79.05	$ 133,705
2019	1.10	0.99	1.12	2.74	71.09	$ 153,366
2018	1.06	0.99	1.17	(3.87)	44.41	$ 229,485
2017	0.96	0.99	1.15	19.17	86.88	$ 298,970
CLASS R6 SHARES
2022 (e)	1.28 (f)	0.76 (f)	0.91 (f)	(7.89)	24.70	$ 304,763
2021	1.49	1.09	1.18	20.21	42.85	$ 331,621
2020	0.78	0.79	0.90	15.90	79.05	$ 250,391
2019	1.37	0.79	0.88	2.95	71.09	$ 219,441
2018	1.33	0.79	0.83	(3.68)	44.41	$ 457,006
2017	1.23	0.78	0.79	19.40	86.88	$ 536,296
Thornburg Equity Funds Semi-Annual Report  |  115

Financial Highlights
Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2022 (d)	$ 21.46	0.02	(1.34)	(1.32)	—	(2.86)	—	(2.86)	$ 17.28
2021	$ 15.66	0.01	5.79	5.80	—	—	—	—	$ 21.46
2020	$ 12.85	— (f)	2.90	2.90	(0.09)	—	—	(0.09)	$ 15.66
2019	$ 14.51	0.12	(0.66)	(0.54)	(0.15)	(0.97)	—	(1.12)	$ 12.85
2018	$ 14.13	0.09	0.66	0.75	—	(0.37)	—	(0.37)	$ 14.51
2017	$ 13.86	0.09	0.99	1.08	(0.12)	(0.69)	—	(0.81)	$ 14.13
CLASS C SHARES
2022 (d)	$ 21.08	(0.05)	(1.31)	(1.36)	—	(2.86)	—	(2.86)	$ 16.86
2021	$ 15.51	(0.15)	5.72	5.57	—	—	—	—	$ 21.08
2020	$ 12.72	(0.08)	2.88	2.80	(0.01)	—	—	(0.01)	$ 15.51
2019	$ 14.32	0.03	(0.62)	(0.59)	(0.04)	(0.97)	—	(1.01)	$ 12.72
2018	$ 14.02	— (f)	0.67	0.67	—	(0.37)	—	(0.37)	$ 14.32
2017	$ 13.79	0.02	0.97	0.99	(0.07)	(0.69)	—	(0.76)	$ 14.02
CLASS I SHARES
2022 (d)	$ 22.03	0.07	(1.39)	(1.32)	(0.05)	(2.86)	—	(2.91)	$ 17.80
2021	$ 16.06	0.11	5.93	6.04	(0.07)	—	—	(0.07)	$ 22.03
2020	$ 13.16	0.10	2.99	3.09	(0.19)	—	—	(0.19)	$ 16.06
2019	$ 14.83	0.20	(0.67)	(0.47)	(0.23)	(0.97)	—	(1.20)	$ 13.16
2018	$ 14.33	0.18	0.69	0.87	—	(0.37)	—	(0.37)	$ 14.83
2017	$ 13.96	0.20	1.02	1.22	(0.16)	(0.69)	—	(0.85)	$ 14.33

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 0.16%; Class C, (0.61)%; Class I, 0.66% and 2021 would have been: Class A, 0.04%; Class C, (0.78)%; Class I, 0.51%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
116  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Better World International Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2022 (d)	0.18 (e)	1.49 (e)	1.52 (e)	(7.67)	85.89	$ 44,198
2021	0.05	1.57	1.57	37.04	119.96	$ 40,287
2020	(0.02)	1.83	1.94	22.65	42.87	$ 11,859
2019	0.91	1.82	2.10	(3.19)	62.33	$ 9,378
2018	0.64	1.82	2.12	5.37	111.99	$ 8,537
2017	0.64	1.79	3.21	8.61	105.55	$ 6,450
CLASS C SHARES
2022 (d)	(0.58) (e)	2.28 (e)	2.48 (e)	(7.97)	85.89	$ 5,953
2021	(0.77)	2.38	2.85	35.91	119.96	$ 5,597
2020	(0.56)	2.38	3.31	22.02	42.87	$ 2,159
2019	0.25	2.38	3.48	(3.75)	62.33	$ 1,687
2018	(0.03)	2.38	3.09	4.82	111.99	$ 2,292
2017	0.18	2.32	4.48	7.97	105.55	$ 2,205
CLASS I SHARES
2022 (d)	0.68 (e)	1.02 (e)	1.23 (e)	(7.41)	85.89	$ 408,472
2021	0.53	1.09	1.21	37.72	119.96	$ 302,026
2020	0.74	1.09	1.33	23.62	42.87	$ 83,208
2019	1.57	1.09	1.44	(2.54)	62.33	$ 59,833
2018	1.20	1.09	1.35	6.15	111.99	$ 55,989
2017	1.48	0.94	1.62	9.58	105.55	$ 59,951
Thornburg Equity Funds Semi-Annual Report  |  117

Financial Highlights
International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2022 (e)	$ 30.27	(0.03)	(4.46)	(4.49)	—	(1.99)	—	(1.99)	$ 23.79
2021	$ 28.37	(0.09)	2.37	2.28	—	(0.38)	—	(0.38)	$ 30.27
2020	$ 21.46	(0.08)	7.10	7.02	— (g)	(0.11)	—	(0.11)	$ 28.37
2019	$ 23.78	— (h)	(1.55)	(1.55)	(0.02)	(0.75)	—	(0.77)	$ 21.46
2018	$ 23.85	0.02	0.72	0.74	(0.05)	(0.76)	—	(0.81)	$ 23.78
2017	$ 19.22	(0.01)	4.65	4.64	(0.01)	—	—	(0.01)	$ 23.85
CLASS C SHARES
2022 (e)	$ 27.55	(0.13)	(4.02)	(4.15)	—	(1.99)	—	(1.99)	$ 21.41
2021	$ 26.06	(0.31)	2.18	1.87	—	(0.38)	—	(0.38)	$ 27.55
2020	$ 19.87	(0.25)	6.55	6.30	—	(0.11)	—	(0.11)	$ 26.06
2019	$ 22.21	(0.15)	(1.44)	(1.59)	—	(0.75)	—	(0.75)	$ 19.87
2018	$ 22.50	(0.15)	0.67	0.52	(0.05)	(0.76)	—	(0.81)	$ 22.21
2017	$ 18.26	(0.13)	4.37	4.24	—	—	—	—	$ 22.50
CLASS I SHARES
2022 (e)	$ 31.32	0.01	(4.63)	(4.62)	—	(1.99)	—	(1.99)	$ 24.71
2021	$ 29.27	(0.01)	2.44	2.43	—	(0.38)	—	(0.38)	$ 31.32
2020	$ 22.13	(0.01)	7.33	7.32	(0.07)	(0.11)	—	(0.18)	$ 29.27
2019	$ 24.51	0.07	(1.60)	(1.53)	(0.10)	(0.75)	—	(0.85)	$ 22.13
2018	$ 24.48	0.12	0.72	0.84	(0.05)	(0.76)	—	(0.81)	$ 24.51
2017	$ 19.69	0.10	4.75	4.85	(0.06)	—	—	(0.06)	$ 24.48
CLASS R3 SHARES
2022 (e)	$ 29.80	(0.05)	(4.38)	(4.43)	—	(1.99)	—	(1.99)	$ 23.38
2021	$ 28.01	(0.16)	2.33	2.17	—	(0.38)	—	(0.38)	$ 29.80
2020	$ 21.23	(0.13)	7.02	6.89	—	(0.11)	—	(0.11)	$ 28.01
2019	$ 23.54	(0.04)	(1.52)	(1.56)	—	(0.75)	—	(0.75)	$ 21.23
2018	$ 23.66	(0.02)	0.71	0.69	(0.05)	(0.76)	—	(0.81)	$ 23.54
2017	$ 19.07	(0.01)	4.60	4.59	—	—	—	—	$ 23.66
CLASS R4 SHARES
2022 (e)	$ 30.02	(0.04)	(4.42)	(4.46)	—	(1.99)	—	(1.99)	$ 23.57
2021	$ 28.18	(0.13)	2.35	2.22	—	(0.38)	—	(0.38)	$ 30.02
2020	$ 21.34	(0.03)	6.98	6.95	—	(0.11)	—	(0.11)	$ 28.18
2019	$ 23.63	(0.02)	(1.52)	(1.54)	—	(0.75)	—	(0.75)	$ 21.34
2018	$ 23.73	(0.01)	0.72	0.71	(0.05)	(0.76)	—	(0.81)	$ 23.63
2017	$ 19.11	0.01	4.61	4.62	— (g)	—	—	—	$ 23.73
CLASS R5 SHARES
2022 (e)	$ 31.41	0.01	(4.64)	(4.63)	—	(1.99)	—	(1.99)	$ 24.79
2021	$ 29.35	(0.01)	2.45	2.44	—	(0.38)	—	(0.38)	$ 31.41
2020	$ 22.19	(0.03)	7.37	7.34	(0.07)	(0.11)	—	(0.18)	$ 29.35
2019	$ 24.58	0.07	(1.61)	(1.54)	(0.10)	(0.75)	—	(0.85)	$ 22.19
2018	$ 24.54	0.10	0.75	0.85	(0.05)	(0.76)	—	(0.81)	$ 24.58
2017	$ 19.73	0.08	4.79	4.87	(0.06)	—	—	(0.06)	$ 24.54
CLASS R6 SHARES
2022 (e)	$ 31.54	0.03	(4.67)	(4.64)	—	(1.99)	—	(1.99)	$ 24.91
2021	$ 29.44	0.02	2.46	2.48	—	(0.38)	—	(0.38)	$ 31.54
2020	$ 22.26	0.02	7.37	7.39	(0.10)	(0.11)	—	(0.21)	$ 29.44
2019	$ 24.65	0.10	(1.61)	(1.51)	(0.13)	(0.75)	—	(0.88)	$ 22.26
2018	$ 24.59	0.21	0.66	0.87	(0.05)	(0.76)	—	(0.81)	$ 24.65
2017	$ 19.77	0.09	4.81	4.90	(0.08)	—	—	(0.08)	$ 24.59

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, (0.29)%; Class C, (1.16)%; Class I, 0.02%; Class R3, (0.47)%; Class R4, (0.34)%; Class R5, 0.03%; Class R6, 0.15% and 2021 would have been: Class A, (0.37)%; Class C, (1.18)%; Class I, (0.10)%; Class R3, (0.60)%; Class R4, (0.51)%; Class R5, (0.11)%; Class R6, (0.02)%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.26%; Class C, 2.07%; Class I, 0.99%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.89%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	Dividends from net investment income per share were less than $(0.01).
(h)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
118  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
International Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2022 (e)	(0.21) (f)	1.31 (f)	1.32 (f)	(16.07)	30.27	$ 124,317
2021	(0.29)	1.27	1.27	8.07	34.41	$ 154,613
2020	(0.35)	1.31	1.31	32.88	35.88	$ 139,429
2019	0.02	1.32	1.32	(6.36)	25.83	$ 107,196
2018	0.09	1.32	1.32	3.28	33.28	$ 127,863
2017	(0.05)	1.42	1.43	24.12	60.88	$ 121,989
CLASS C SHARES
2022 (e)	(1.09) (f)	2.16 (f)	2.17 (f)	(16.45)	30.27	$ 18,657
2021	(1.10)	2.07	2.07	7.21	34.41	$ 27,864
2020	(1.13)	2.07	2.07	31.87	35.88	$ 42,164
2019	(0.78)	2.08	2.08	(7.04)	25.83	$ 47,980
2018	(0.65)	2.08	2.08	2.47	33.28	$ 77,262
2017	(0.69)	2.15	2.16	23.22	60.88	$ 90,689
CLASS I SHARES
2022 (e)	0.09 (f)	0.99 (f)	1.03 (f)	(15.94)	30.27	$ 1,126,278
2021	(0.02)	1.00	1.00	8.34	34.41	$ 1,584,102
2020	(0.03)	0.99	1.02	33.31	35.88	$ 1,454,322
2019	0.34	0.99	1.03	(6.02)	25.83	$ 1,203,538
2018	0.47	0.99	0.99	3.61	33.28	$ 1,470,211
2017	0.50	0.99	1.03	24.66	60.88	$ 1,128,804
CLASS R3 SHARES
2022 (e)	(0.39) (f)	1.50 (f)	2.14 (f)	(16.13)	30.27	$ 6,051
2021	(0.52)	1.51	1.89	7.78	34.41	$ 7,643
2020	(0.56)	1.50	2.03	32.61	35.88	$ 6,424
2019	(0.17)	1.50	2.02	(6.50)	25.83	$ 6,274
2018	(0.10)	1.50	1.98	3.08	33.28	$ 8,426
2017	(0.03)	1.50	2.08	24.07	60.88	$ 10,525
CLASS R4 SHARES
2022 (e)	(0.27) (f)	1.40 (f)	1.87 (f)	(16.11)	30.27	$ 9,134
2021	(0.42)	1.41	1.63	7.91	34.41	$ 9,903
2020	(0.44)	1.40	1.45	32.73	35.88	$ 8,436
2019	(0.09)	1.40	1.91	(6.39)	25.83	$ 7,515
2018	(0.02)	1.40	1.88	3.16	33.28	$ 12,644
2017	0.07	1.40	1.84	24.19	60.88	$ 17,200
CLASS R5 SHARES
2022 (e)	0.11 (f)	0.99 (f)	1.39 (f)	(15.93)	30.27	$ 28,239
2021	(0.02)	1.00	1.27	8.35	34.41	$ 36,396
2020	(0.03)	0.99	1.31	33.31	35.88	$ 34,152
2019	0.32	0.99	1.29	(6.05)	25.83	$ 28,729
2018	0.40	0.99	1.25	3.64	33.28	$ 38,052
2017	0.40	0.99	1.28	24.68	60.88	$ 45,591
CLASS R6 SHARES
2022 (e)	0.23 (f)	0.89 (f)	0.99 (f)	(15.89)	30.27	$ 89,027
2021	0.06	0.90	0.96	8.46	34.41	$ 107,884
2020	0.07	0.89	0.99	33.42	35.88	$ 61,130
2019	0.47	0.89	0.99	(5.91)	25.83	$ 44,923
2018	0.82	0.89	0.99	3.72	33.28	$ 51,091
2017	0.44	0.89	1.03	24.82	60.88	$ 12,261
Thornburg Equity Funds Semi-Annual Report  |  119

Financial Highlights
Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2022 (e)	$ 27.58	0.03	(3.41)	(3.38)	—	—	—	—	$ 24.20
2021	$ 22.92	— (g)	4.66	4.66	—	—	—	—	$ 27.58
2020	$ 20.43	0.03	2.69	2.72	(0.23)	—	—	(0.23)	$ 22.92
2019	$ 19.13	0.23	1.22	1.45	(0.15)	—	—	(0.15)	$ 20.43
2018	$ 19.86	0.11	(0.84)	(0.73)	—	—	—	—	$ 19.13
2017	$ 16.98	0.09	2.89	2.98	(0.10)	—	—	(0.10)	$ 19.86
CLASS C SHARES
2022 (e)	$ 25.93	(0.08)	(3.20)	(3.28)	—	—	—	—	$ 22.65
2021	$ 21.71	(0.21)	4.43	4.22	—	—	—	—	$ 25.93
2020	$ 19.35	(0.13)	2.54	2.41	(0.05)	—	—	(0.05)	$ 21.71
2019	$ 18.10	0.06	1.19	1.25	—	—	—	—	$ 19.35
2018	$ 18.93	(0.05)	(0.78)	(0.83)	—	—	—	—	$ 18.10
2017	$ 16.26	(0.03)	2.74	2.71	(0.04)	—	—	(0.04)	$ 18.93
CLASS I SHARES
2022 (e)	$ 28.22	0.08	(3.50)	(3.42)	—	—	—	—	$ 24.80
2021	$ 23.40	0.10	4.76	4.86	(0.04)	—	—	(0.04)	$ 28.22
2020	$ 20.86	0.11	2.74	2.85	(0.31)	—	—	(0.31)	$ 23.40
2019	$ 19.55	0.31	1.24	1.55	(0.24)	—	—	(0.24)	$ 20.86
2018	$ 20.21	0.19	(0.85)	(0.66)	—	—	—	—	$ 19.55
2017	$ 17.26	0.19	2.92	3.11	(0.16)	—	—	(0.16)	$ 20.21
CLASS R5 SHARES
2022 (e)	$ 28.12	0.07	(3.47)	(3.40)	—	—	—	—	$ 24.72
2021	$ 23.33	0.10	4.73	4.83	(0.04)	—	—	(0.04)	$ 28.12
2020	$ 20.79	0.10	2.75	2.85	(0.31)	—	—	(0.31)	$ 23.33
2019	$ 19.48	0.27	1.28	1.55	(0.24)	—	—	(0.24)	$ 20.79
2018	$ 20.14	0.19	(0.85)	(0.66)	—	—	—	—	$ 19.48
2017	$ 17.20	0.18	2.92	3.10	(0.16)	—	—	(0.16)	$ 20.14
CLASS R6 SHARES
2022 (e)	$ 28.26	0.09	(3.50)	(3.41)	—	—	—	—	$ 24.85
2021	$ 23.43	0.12	4.78	4.90	(0.07)	—	—	(0.07)	$ 28.26
2020	$ 20.88	0.13	2.75	2.88	(0.33)	—	—	(0.33)	$ 23.43
2019	$ 19.57	0.33	1.24	1.57	(0.26)	—	—	(0.26)	$ 20.88
2018	$ 20.21	0.24	(0.88)	(0.64)	—	—	—	—	$ 19.57
2017	$ 17.25	0.20	2.93	3.13	(0.17)	—	—	(0.17)	$ 20.21

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 0.19%; Class C, (0.69)%; Class I, 0.55%; Class R5, 0.55%; Class R6, 0.65% and 2021 would have been: Class A, (0.02)%; Class C, (0.82)%; Class I, 0.33%; Class R5, 0.34%; Class R6, 0.42%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.43%; Class C, 2.19%; Class I, 1.09%; Class R5, 1.09%; Class R6, 0.99%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	Net investment income (loss) was less than $0.01 per share.
(h)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 12.47% for 2020 and 19.44% for 2021.
+	Based on weighted average shares outstanding.
See notes to financial statements.
120  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Developing World Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2022 (e)	0.19 (f)	1.44 (f)	1.51 (f)	(12.26)	37.06	$ 119,894
2021	(0.01)	1.43	1.43	20.33	61.50	$ 131,471
2020	0.13	1.45	1.48	13.31	56.55	$ 101,723
2019	1.18	1.47	1.50	7.74	43.52	$ 96,935
2018	0.55	1.46	1.48	(3.68)	58.28	$ 112,082
2017	0.54	1.52	1.60	17.58	77.61	$ 125,427
CLASS C SHARES
2022 (e)	(0.68) (f)	2.27 (f)	2.33 (f)	(12.65)	37.06	$ 28,132
2021	(0.81)	2.19	2.19	19.49 (h)	61.50	$ 40,933
2020	(0.64)	2.20	2.23	12.42 (h)	56.55	$ 48,977
2019	0.30	2.23	2.26	6.91	43.52	$ 63,203
2018	(0.23)	2.23	2.25	(4.38)	58.28	$ 80,728
2017	(0.16)	2.26	2.34	16.65	77.61	$ 109,227
CLASS I SHARES
2022 (e)	0.56 (f)	1.07 (f)	1.22 (f)	(12.12)	37.06	$ 884,829
2021	0.34	1.09	1.15	20.78	61.50	$ 925,280
2020	0.50	1.09	1.18	13.68	56.55	$ 668,427
2019	1.53	1.09	1.19	8.14	43.52	$ 590,196
2018	0.93	1.08	1.16	(3.27)	58.28	$ 634,501
2017	1.05	1.07	1.20	18.06	77.61	$ 793,069
CLASS R5 SHARES
2022 (e)	0.55 (f)	1.08 (f)	1.95 (f)	(12.09)	37.06	$ 3,229
2021	0.35	1.09	1.70	20.72	61.50	$ 4,157
2020	0.49	1.09	1.89	13.73	56.55	$ 2,735
2019	1.38	1.09	2.07	8.16	43.52	$ 2,430
2018	0.90	1.09	1.71	(3.28)	58.28	$ 3,340
2017	1.04	1.08	1.77	18.06	77.61	$ 5,506
CLASS R6 SHARES
2022 (e)	0.66 (f)	0.97 (f)	1.19 (f)	(12.07)	37.06	$ 71,914
2021	0.43	0.99	1.11	20.90	61.50	$ 78,006
2020	0.60	0.99	1.15	13.82	56.55	$ 62,993
2019	1.65	0.99	1.14	8.25	43.52	$ 56,658
2018	1.16	0.99	1.14	(3.17)	58.28	$ 56,258
2017	1.14	0.97	1.13	18.16	77.61	$ 28,652
Thornburg Equity Funds Semi-Annual Report  |  121

Financial Highlights
Small/Mid Cap Core Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2022 (e)	$ 97.60	(0.18)	(0.11)	(0.29)	(0.30)	(26.35)	—	(26.65)	$ 70.66
2021	$ 74.81	(0.05)	22.84	22.79	—	—	—	—	$ 97.60
2020	$ 71.81	0.07	3.11	3.18	(0.18)	—	—	(0.18)	$ 74.81
2019	$ 72.46	0.24	(0.60)	(0.36)	(0.29)	—	—	(0.29)	$ 71.81
2018	$ 65.26	0.39	7.17	7.56	(0.36)	—	—	(0.36)	$ 72.46
2017	$ 54.08	0.16	11.04	11.20	(0.02)	—	—	(0.02)	$ 65.26
CLASS C SHARES
2022 (e)	$ 87.40	(0.46)	0.07	(0.39)	—	(26.35)	—	(26.35)	$ 60.66
2021	$ 67.54	(0.71)	20.57	19.86	—	—	—	—	$ 87.40
2020	$ 65.19	(0.45)	2.80	2.35	—	—	—	—	$ 67.54
2019	$ 66.03	(0.31)	(0.53)	(0.84)	—	—	—	—	$ 65.19
2018	$ 59.87	(0.11)	6.52	6.41	(0.25)	—	—	(0.25)	$ 66.03
2017	$ 49.97	(0.27)	10.17	9.90	—	—	—	—	$ 59.87
CLASS I SHARES
2022 (e)	$ 100.99	(0.04)	(0.16)	(0.20)	(0.55)	(26.35)	—	(26.90)	$ 73.89
2021	$ 77.16	0.25	23.58	23.83	—	—	—	—	$ 100.99
2020	$ 74.04	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.16
2019	$ 74.70	0.49	(0.65)	(0.16)	(0.50)	—	—	(0.50)	$ 74.04
2018	$ 67.10	0.64	7.38	8.02	(0.42)	—	—	(0.42)	$ 74.70
2017	$ 55.58	0.42	11.35	11.77	(0.25)	—	—	(0.25)	$ 67.10
CLASS R3 SHARES
2022 (e)	$ 97.10	(0.18)	(0.09)	(0.27)	(0.26)	(26.35)	—	(26.61)	$ 70.22
2021	$ 74.46	(0.08)	22.72	22.64	—	—	—	—	$ 97.10
2020	$ 71.44	0.06	3.10	3.16	(0.14)	—	—	(0.14)	$ 74.46
2019	$ 72.02	0.23	(0.59)	(0.36)	(0.22)	—	—	(0.22)	$ 71.44
2018	$ 64.88	0.39	7.11	7.50	(0.36)	—	—	(0.36)	$ 72.02
2017	$ 53.76	0.18	10.97	11.15	(0.03)	—	—	(0.03)	$ 64.88
CLASS R4 SHARES
2022 (e)	$ 98.30	(0.14)	(0.12)	(0.26)	(0.33)	(26.35)	—	(26.68)	$ 71.36
2021	$ 75.30	0.01	22.99	23.00	—	—	—	—	$ 98.30
2020	$ 72.25	0.12	3.14	3.26	(0.21)	—	—	(0.21)	$ 75.30
2019	$ 72.83	0.30	(0.60)	(0.30)	(0.28)	—	—	(0.28)	$ 72.25
2018	$ 65.55	0.47	7.19	7.66	(0.38)	—	—	(0.38)	$ 72.83
2017	$ 54.31	0.25	11.08	11.33	(0.09)	—	—	(0.09)	$ 65.55
CLASS R5 SHARES
2022 (e)	$ 100.84	(0.05)	(0.15)	(0.20)	(0.55)	(26.35)	—	(26.90)	$ 73.74
2021	$ 77.05	0.26	23.53	23.79	—	—	—	—	$ 100.84
2020	$ 73.93	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.05
2019	$ 74.60	0.49	(0.66)	(0.17)	(0.50)	—	—	(0.50)	$ 73.93
2018	$ 67.01	0.63	7.38	8.01	(0.42)	—	—	(0.42)	$ 74.60
2017	$ 55.50	0.41	11.35	11.76	(0.25)	—	—	(0.25)	$ 67.01

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, (0.15)%; Class C, (0.95)%; Class I, 0.17%; Class R3, (0.17)%; Class R4, (0.09)%; Class R5, 0.18%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.16%; Class C, 1.98%; Class I, 0.84%; Class R3, 1.20%; Class R4, 1.10%; Class R5, 0.84%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
+	Based on weighted average shares outstanding.
See notes to financial statements.
122  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Small/Mid Cap Core Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2022 (e)	(0.47) (f)	1.24 (f)	1.34 (f)	(1.90)	21.28	$ 398,484
2021	(0.06)	1.18	1.33	30.46	135.80 (g)	$ 454,488
2020	0.10	1.33	1.34	4.42	20.39	$ 388,895
2019	0.35	1.33	1.33	(0.42)	24.94	$ 425,218
2018	0.56	1.33	1.33	11.62	57.33	$ 473,740
2017	0.27	1.39	1.39	20.72	43.53	$ 383,118
CLASS C SHARES
2022 (e)	(1.37) (f)	2.13 (f)	2.24 (f)	(2.34)	21.28	$ 12,139
2021	(0.86)	2.00	2.15	29.40	135.80 (g)	$ 17,364
2020	(0.69)	2.12	2.12	3.59	20.39	$ 22,951
2019	(0.50)	2.19	2.19	(1.26)	24.94	$ 35,934
2018	(0.17)	2.11	2.11	10.73	57.33	$ 52,023
2017	(0.49)	2.14	2.14	19.81	43.53	$ 160,663
CLASS I SHARES
2022 (e)	(0.11) (f)	0.87 (f)	1.08 (f)	(1.71)	21.28	$ 284,890
2021	0.26	0.86	1.08	30.88	135.80 (g)	$ 332,235
2020	0.44	0.99	1.09	4.77	20.39	$ 287,746
2019	0.70	0.99	1.07	(0.07)	24.94	$ 360,070
2018	0.90	0.99	1.06	12.00	57.33	$ 422,302
2017	0.68	0.99	1.06	21.20	43.53	$ 368,790
CLASS R3 SHARES
2022 (e)	(0.47) (f)	1.23 (f)	1.82 (f)	(1.89)	21.28	$ 19,700
2021	(0.08)	1.22	1.81	30.41	135.80 (g)	$ 23,594
2020	0.09	1.35	1.73	4.40	20.39	$ 24,939
2019	0.34	1.35	1.79	(0.43)	24.94	$ 29,601
2018	0.57	1.35	1.78	11.60	57.33	$ 39,211
2017	0.30	1.35	1.82	20.75	43.53	$ 45,668
CLASS R4 SHARES
2022 (e)	(0.37) (f)	1.13 (f)	1.96 (f)	(1.85)	21.28	$ 3,871
2021	0.01	1.12	1.78	30.54	135.80 (g)	$ 4,386
2020	0.17	1.25	1.74	4.50	20.39	$ 4,548
2019	0.44	1.25	1.75	(0.33)	24.94	$ 6,434
2018	0.68	1.25	1.77	11.72	57.33	$ 7,868
2017	0.42	1.24	1.78	20.87	43.53	$ 10,159
CLASS R5 SHARES
2022 (e)	(0.11) (f)	0.87 (f)	1.53 (f)	(1.72)	21.28	$ 11,621
2021	0.27	0.86	1.48	30.88	135.80 (g)	$ 14,710
2020	0.45	0.99	1.43	4.76	20.39	$ 14,156
2019	0.70	0.99	1.43	(0.07)	24.94	$ 18,119
2018	0.89	0.99	1.38	12.00	57.33	$ 19,085
2017	0.68	0.99	1.42	21.21	43.53	$ 17,060
Thornburg Equity Funds Semi-Annual Report  |  123

Financial Highlights
Small/Mid Cap Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022 (c)	$ 51.77	(0.20)	(5.58)	(5.78)	—	(17.88)	—	(17.88)	$ 28.11
2021	$ 48.17	(0.51)	7.33	6.82	—	(3.22)	—	(3.22)	$ 51.77
2020	$ 39.37	(0.30)	12.72	12.42	—	(3.62)	—	(3.62)	$ 48.17
2019	$ 40.43	(0.17)	(0.89)	(1.06)	—	—	—	—	$ 39.37
2018	$ 32.46	(0.21)	8.18	7.97	—	—	—	—	$ 40.43
2017	$ 28.22	(0.24)	4.48	4.24	—	—	—	—	$ 32.46
CLASS C SHARES
2022 (c)	$ 42.67	(0.28)	(3.91)	(4.19)	—	(17.88)	—	(17.88)	$ 20.60
2021	$ 40.53	(0.75)	6.11	5.36	—	(3.22)	—	(3.22)	$ 42.67
2020	$ 33.91	(0.51)	10.75	10.24	—	(3.62)	—	(3.62)	$ 40.53
2019	$ 35.11	(0.42)	(0.78)	(1.20)	—	—	—	—	$ 33.91
2018	$ 28.43	(0.42)	7.10	6.68	—	—	—	—	$ 35.11
2017	$ 24.90	(0.41)	3.94	3.53	—	—	—	—	$ 28.43
CLASS I SHARES
2022 (c)	$ 56.75	(0.15)	(6.50)	(6.65)	—	(17.88)	—	(17.88)	$ 32.22
2021	$ 52.36	(0.38)	7.99	7.61	—	(3.22)	—	(3.22)	$ 56.75
2020	$ 42.35	(0.17)	13.80	13.63	—	(3.62)	—	(3.62)	$ 52.36
2019	$ 43.33	(0.03)	(0.95)	(0.98)	—	—	—	—	$ 42.35
2018	$ 34.67	(0.08)	8.74	8.66	—	—	—	—	$ 43.33
2017	$ 30.01	(0.12)	4.78	4.66	—	—	—	—	$ 34.67
CLASS R3 SHARES
2022 (c)	$ 51.09	(0.22)	(5.45)	(5.67)	—	(17.88)	—	(17.88)	$ 27.54
2021	$ 47.67	(0.60)	7.24	6.64	—	(3.22)	—	(3.22)	$ 51.09
2020	$ 39.05	(0.36)	12.60	12.24	—	(3.62)	—	(3.62)	$ 47.67
2019	$ 40.16	(0.23)	(0.88)	(1.11)	—	—	—	—	$ 39.05
2018	$ 32.30	(0.26)	8.12	7.86	—	—	—	—	$ 40.16
2017	$ 28.10	(0.27)	4.47	4.20	—	—	—	—	$ 32.30
CLASS R4 SHARES
2022 (c)	$ 51.86	(0.20)	(5.60)	(5.80)	—	(17.88)	—	(17.88)	$ 28.18
2021	$ 48.30	(0.55)	7.33	6.78	—	(3.22)	—	(3.22)	$ 51.86
2020	$ 39.49	(0.32)	12.75	12.43	—	(3.62)	—	(3.62)	$ 48.30
2019	$ 40.56	(0.19)	(0.88)	(1.07)	—	—	—	—	$ 39.49
2018	$ 32.59	(0.23)	8.20	7.97	—	—	—	—	$ 40.56
2017	$ 28.33	(0.24)	4.50	4.26	—	—	—	—	$ 32.59
CLASS R5 SHARES
2022 (c)	$ 56.68	(0.15)	(6.48)	(6.63)	—	(17.88)	—	(17.88)	$ 32.17
2021	$ 52.30	(0.38)	7.98	7.60	—	(3.22)	—	(3.22)	$ 56.68
2020	$ 42.31	(0.16)	13.77	13.61	—	(3.62)	—	(3.62)	$ 52.30
2019	$ 43.29	(0.04)	(0.94)	(0.98)	—	—	—	—	$ 42.31
2018	$ 34.64	(0.08)	8.73	8.65	—	—	—	—	$ 43.29
2017	$ 29.98	(0.12)	4.78	4.66	—	—	—	—	$ 34.64

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
+	Based on weighted average shares outstanding.
See notes to financial statements.
124  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Small/Mid Cap Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022 (c)	(1.15) (d)	1.25 (d)	1.36 (d)	(18.79)	30.28	$ 225,824
2021	(0.99)	1.16	1.31	14.69	161.43 (e)	$ 340,545
2020	(0.72)	1.33	1.33	34.37	43.82	$ 326,035
2019	(0.44)	1.35	1.35	(2.62)	40.69	$ 259,799
2018	(0.57)	1.34	1.34	24.55	54.98	$ 296,429
2017	(0.79)	1.40	1.40	15.02	72.03	$ 187,062
CLASS C SHARES
2022 (c)	(2.05) (d)	2.15 (d)	2.27 (d)	(19.18)	30.28	$ 10,567
2021	(1.76)	1.94	2.09	13.80	161.43 (e)	$ 23,433
2020	(1.47)	2.09	2.09	33.38	43.82	$ 36,917
2019	(1.27)	2.18	2.18	(3.42)	40.69	$ 36,841
2018	(1.33)	2.14	2.14	23.50	54.98	$ 53,903
2017	(1.56)	2.16	2.16	14.18	72.03	$ 130,165
CLASS I SHARES
2022 (c)	(0.77) (d)	0.87 (d)	1.07 (d)	(18.64)	30.28	$ 173,739
2021	(0.67)	0.84	1.04	15.04	161.43 (e)	$ 274,357
2020	(0.37)	0.99	1.06	34.84	43.82	$ 277,991
2019	(0.08)	0.99	1.05	(2.26)	40.69	$ 254,721
2018	(0.20)	0.99	1.05	24.98	54.98	$ 286,152
2017	(0.37)	0.99	1.05	15.53	72.03	$ 234,922
CLASS R3 SHARES
2022 (c)	(1.28) (d)	1.38 (d)	1.86 (d)	(18.83)	30.28	$ 20,067
2021	(1.17)	1.35	1.79	14.45	161.43 (e)	$ 26,881
2020	(0.88)	1.50	1.71	34.17	43.82	$ 33,505
2019	(0.60)	1.50	1.80	(2.76)	40.69	$ 30,084
2018	(0.72)	1.50	1.80	24.33	54.98	$ 40,963
2017	(0.90)	1.50	1.84	14.95	72.03	$ 47,064
CLASS R4 SHARES
2022 (c)	(1.18) (d)	1.28 (d)	2.66 (d)	(18.79)	30.28	$ 1,556
2021	(1.07)	1.25	2.17	14.56	161.43 (e)	$ 2,076
2020	(0.78)	1.40	2.00	34.28	43.82	$ 2,771
2019	(0.50)	1.40	1.91	(2.64)	40.69	$ 4,183
2018	(0.62)	1.40	1.97	24.46	54.98	$ 4,484
2017	(0.80)	1.40	2.00	15.04	72.03	$ 5,330
CLASS R5 SHARES
2022 (c)	(0.77) (d)	0.87 (d)	1.42 (d)	(18.62)	30.28	$ 14,544
2021	(0.67)	0.84	1.31	15.04	161.43 (e)	$ 22,945
2020	(0.37)	0.99	1.26	34.83	43.82	$ 22,691
2019	(0.09)	0.99	1.39	(2.26)	40.69	$ 19,984
2018	(0.21)	0.99	1.33	24.97	54.98	$ 31,433
2017	(0.38)	0.99	1.34	15.54	72.03	$ 32,197
Thornburg Equity Funds Semi-Annual Report  |  125

Financial Highlights
Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2022 (e)	$ 22.96	0.48	0.84	1.32	(0.62)	—	—	(0.62)	$ 23.66
2021	$ 18.70	1.19	4.19	5.38	(1.12)	—	—	(1.12)	$ 22.96
2020	$ 21.72	0.86	(2.98)	(2.12)	(0.90)	—	—	(0.90)	$ 18.70
2019	$ 21.80	0.93	(0.07)	0.86	(0.94)	—	—	(0.94)	$ 21.72
2018	$ 21.50	0.92	0.30	1.22	(0.92)	—	—	(0.92)	$ 21.80
2017	$ 19.82	0.92	1.61	2.53	(0.85)	—	—	(0.85)	$ 21.50
CLASS C SHARES
2022 (e)	$ 22.93	0.38	0.85	1.23	(0.53)	—	—	(0.53)	$ 23.63
2021	$ 18.68	1.00	4.19	5.19	(0.94)	—	—	(0.94)	$ 22.93
2020	$ 21.69	0.69	(2.95)	(2.26)	(0.75)	—	—	(0.75)	$ 18.68
2019	$ 21.78	0.76	(0.06)	0.70	(0.79)	—	—	(0.79)	$ 21.69
2018	$ 21.48	0.76	0.30	1.06	(0.76)	—	—	(0.76)	$ 21.78
2017	$ 19.81	0.78	1.60	2.38	(0.71)	—	—	(0.71)	$ 21.48
CLASS I SHARES
2022 (e)	$ 23.13	0.52	0.85	1.37	(0.66)	—	—	(0.66)	$ 23.84
2021	$ 18.84	1.25	4.22	5.47	(1.18)	—	—	(1.18)	$ 23.13
2020	$ 21.88	0.89	(2.98)	(2.09)	(0.95)	—	—	(0.95)	$ 18.84
2019	$ 21.96	0.99	(0.07)	0.92	(1.00)	—	—	(1.00)	$ 21.88
2018	$ 21.65	1.00	0.29	1.29	(0.98)	—	—	(0.98)	$ 21.96
2017	$ 19.97	1.02	1.59	2.61	(0.93)	—	—	(0.93)	$ 21.65
CLASS R3 SHARES
2022 (e)	$ 22.95	0.44	0.84	1.28	(0.58)	—	—	(0.58)	$ 23.65
2021	$ 18.70	1.10	4.18	5.28	(1.03)	—	—	(1.03)	$ 22.95
2020	$ 21.71	0.78	(2.96)	(2.18)	(0.83)	—	—	(0.83)	$ 18.70
2019	$ 21.80	0.84	(0.07)	0.77	(0.86)	—	—	(0.86)	$ 21.71
2018	$ 21.49	0.83	0.32	1.15	(0.84)	—	—	(0.84)	$ 21.80
2017	$ 19.82	0.87	1.59	2.46	(0.79)	—	—	(0.79)	$ 21.49
CLASS R4 SHARES
2022 (e)	$ 22.98	0.45	0.85	1.30	(0.59)	—	—	(0.59)	$ 23.69
2021	$ 18.72	1.12	4.20	5.32	(1.06)	—	—	(1.06)	$ 22.98
2020	$ 21.74	0.77	(2.94)	(2.17)	(0.85)	—	—	(0.85)	$ 18.72
2019	$ 21.83	0.86	(0.07)	0.79	(0.88)	—	—	(0.88)	$ 21.74
2018	$ 21.52	0.85	0.33	1.18	(0.87)	—	—	(0.87)	$ 21.83
2017	$ 19.85	0.89	1.59	2.48	(0.81)	—	—	(0.81)	$ 21.52
CLASS R5 SHARES
2022 (e)	$ 23.11	0.50	0.85	1.35	(0.64)	—	—	(0.64)	$ 23.82
2021	$ 18.83	1.22	4.21	5.43	(1.15)	—	—	(1.15)	$ 23.11
2020	$ 21.86	0.90	(3.00)	(2.10)	(0.93)	—	—	(0.93)	$ 18.83
2019	$ 21.95	0.97	(0.09)	0.88	(0.97)	—	—	(0.97)	$ 21.86
2018	$ 21.64	0.94	0.33	1.27	(0.96)	—	—	(0.96)	$ 21.95
2017	$ 19.95	0.98	1.61	2.59	(0.90)	—	—	(0.90)	$ 21.64
CLASS R6 SHARES
2022 (e)	$ 23.06	0.53	0.83	1.36	(0.66)	—	—	(0.66)	$ 23.76
2021	$ 18.78	1.27	4.20	5.47	(1.19)	—	—	(1.19)	$ 23.06
2020	$ 21.81	0.92	(2.98)	(2.06)	(0.97)	—	—	(0.97)	$ 18.78
2019	$ 21.89	1.01	(0.08)	0.93	(1.01)	—	—	(1.01)	$ 21.81
2018	$ 21.58	1.16	0.14	1.30	(0.99)	—	—	(0.99)	$ 21.89
2017 (i)	$ 20.55	0.44	1.12	1.56	(0.53)	—	—	(0.53)	$ 21.58

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 3.45%; Class C, 2.63%; Class I, 3.69%; Class R3, 3.07%; Class R4, 3.17%; Class R5, 3.56%; Class R6, 3.77% and 2021 would have been: Class A, 5.07%; Class C, 4.25%; Class I, 5.28%; Class R3, 4.68%; Class R4, 4.77%; Class R5, 5.18%; Class R6, 5.40%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.13%; Class C, 1.90%; Class I, 0.89%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.80%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Unaudited Six Month Period Ended March 31.
(f)	Annualized.
(g)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 28.55%.
(h)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 29.02%.
(i)	Effective date of this class of shares was April 10, 2017.
+	Based on weighted average shares outstanding.
See notes to financial statements.
126  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Income Builder Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2022 (e)	4.05 (f)	1.12 (f)	1.12 (f)	5.74	10.88	$ 4,080,526
2021	5.32	1.26	1.26	28.90	18.99	$ 3,876,333
2020	4.27	1.15	1.15	(9.78)	47.60	$ 2,912,063
2019	4.42	1.13	1.13	4.13	43.69	$ 3,458,385
2018	4.25	1.15	1.15	5.79	41.17	$ 3,378,149
2017	4.52	1.19	1.19	13.01	37.37	$ 3,374,895
CLASS C SHARES
2022 (e)	3.20 (f)	1.90 (f)	1.90 (f)	5.34	10.88	$ 811,520
2021	4.49	2.03	2.03	27.93	18.99	$ 922,523
2020	3.40	1.88	1.88	(10.44)	47.60	$ 1,452,643
2019	3.60	1.87	1.87	3.35	43.69	$ 2,658,581
2018	3.51	1.90	1.90	5.01	41.17	$ 3,591,856
2017	3.80	1.90	1.93	12.19	37.37	$ 4,677,322
CLASS I SHARES
2022 (e)	4.29 (f)	0.88 (f)	0.88 (f)	5.88	10.88	$ 6,255,461
2021	5.54	1.02	1.02	29.18	18.99	$ 5,858,020
2020	4.40	0.91	0.91	(9.55)	47.60	$ 5,094,055
2019	4.67	0.88	0.88	4.39	43.69	$ 7,810,067
2018	4.58	0.86	0.86	6.12	41.17	$ 7,806,245
2017	4.93	0.86	0.86	13.30	37.37	$ 7,804,930
CLASS R3 SHARES
2022 (e)	3.67 (f)	1.50 (f)	1.62 (f)	5.54	10.88	$ 25,378
2021	4.93	1.63	1.71	28.39	18.99	$ 24,971
2020	3.86	1.49	1.49	(10.06)	47.60	$ 24,343
2019	3.97	1.50	1.58	3.72	43.69	$ 36,155
2018	3.84	1.50	1.61	5.47	41.17	$ 46,901
2017	4.24	1.47	1.56	12.63	37.37	$ 67,623
CLASS R4 SHARES
2022 (e)	3.77 (f)	1.40 (f)	1.51 (f)	5.59	10.88	$ 13,359
2021	5.02	1.53	1.59	28.60 (g)	18.99	$ 12,751
2020	3.79	1.40	1.51	(10.01)	47.60	$ 13,044
2019	4.09	1.40	1.50	3.79	43.69	$ 25,221
2018	3.91	1.40	1.56	5.58	41.17	$ 31,132
2017	4.35	1.40	1.51	12.72	37.37	$ 44,069
CLASS R5 SHARES
2022 (e)	4.14 (f)	0.99 (f)	1.14 (f)	5.78	10.88	$ 35,259
2021	5.43	1.12	1.22	29.07 (h)	18.99	$ 38,749
2020	4.44	0.99	1.05	(9.58)	47.60	$ 45,308
2019	4.55	0.99	1.08	4.20	43.69	$ 59,890
2018	4.30	0.99	1.12	5.99	41.17	$ 59,545
2017	4.76	0.99	1.09	13.22	37.37	$ 91,735
CLASS R6 SHARES
2022 (e)	4.38 (f)	0.80 (f)	0.84 (f)	5.89	10.88	$ 122,802
2021	5.66	0.93	0.97	29.32	18.99	$ 113,387
2020	4.58	0.80	0.84	(9.44)	47.60	$ 86,889
2019	4.76	0.80	0.82	4.47	43.69	$ 157,924
2018	5.39	0.80	0.82	6.20	41.17	$ 156,750
2017 (i)	4.37 (f)	0.80 (f)	1.09 (f)	7.65	37.37	$ 36,909
Thornburg Equity Funds Semi-Annual Report  |  127

Financial Highlights
Summit Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)(e)
2022 (f)	$ 12.06	0.04	0.05	0.09	(0.06)	—	—	(0.06)	$ 12.09
CLASS I SHARES
2022 (f)	$ 14.25	0.12	(0.01)	0.11	(0.10)	(2.17)	—	(2.27)	$ 12.09
2021	$ 12.18	0.16	2.71	2.87	(0.22)	(0.58)	—	(0.80)	$ 14.25
2020	$ 10.47	0.09	1.80	1.89	(0.13)	(0.05)	—	(0.18)	$ 12.18
2019 (h)	$ 10.00	0.11	0.43	0.54	(0.07)	—	—	(0.07)	$ 10.47

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021, 2020 and 2019 would have been 0.99%, 0.99% and 0.99% respectively.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2021, 2020 and 2019 would have been 1.19%, 1.31% and 1.71% respectively.
(c)	Not annualized for periods less than one year.
(d)	Effective date of this class of shares was January 26, 2022.
(e)	Sales loads are not reflected in computing total return.
(f)	Unaudited Six Month Period Ended March 31.
(g)	Annualized.
(h)	Fund commenced operations on March 1, 2019.
+	Based on weighted average shares outstanding.
See notes to financial statements.
128  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Summit Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)(e)
2022 (f)	2.04 (g)	1.24 (g)	28.32 (g)	0.76	49.21	$ 117
CLASS I SHARES
2022 (f)	1.93 (g)	0.99 (g)	1.18 (g)	0.26	49.21	$ 71,215
2021	1.20	1.01	1.21	24.63	155.26	$ 62,466
2020	0.81	1.09	1.41	18.45	139.88	$ 45,886
2019 (h)	1.78 (g)	1.72 (g)	2.44 (g)	5.45	53.38	$ 35,489
Thornburg Equity Funds Semi-Annual Report  |  129

Expense Example
March 31, 2022 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2021, and held until March 31, 2022.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2021 and held through March 31, 2022.
	Actual		Hypothetical *
	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21-3/31/22	Ending Account Value 3/31/22	Expenses Paid During Period† 10/1/21-3/31/22	Annualized Expense Ratio
GLOBAL OPPORTUNITIES FUND
CLASS A SHARES	$1,007.70	$ 6.41	$1,018.55	$ 6.44	1.28%
CLASS C SHARES	$1,004.06	$10.29	$1,014.66	$10.35	2.06%
CLASS I SHARES	$1,009.53	$ 4.96	$1,020.00	$ 4.99	0.99%
CLASS R3 SHARES	$1,007.09	$ 7.51	$1,017.45	$ 7.54	1.50%
CLASS R4 SHARES	$1,007.46	$ 7.01	$1,017.95	$ 7.04	1.40%
CLASS R5 SHARES	$1,009.51	$ 4.96	$1,020.00	$ 4.99	0.99%
CLASS R6 SHARES	$1,010.04	$ 4.26	$1,020.69	$ 4.28	0.85%
INTERNATIONAL EQUITY FUND
CLASS A SHARES	$ 918.62	$ 6.41	$1,018.25	$ 6.74	1.34%
CLASS C SHARES	$ 915.33	$ 9.45	$1,015.06	$ 9.95	1.98%
CLASS I SHARES	$ 920.39	$ 4.45	$1,020.29	$ 4.68	0.93%
CLASS R3 SHARES	$ 918.16	$ 6.79	$1,017.85	$ 7.14	1.42%
CLASS R4 SHARES	$ 918.89	$ 5.84	$1,018.85	$ 6.14	1.22%
CLASS R5 SHARES	$ 920.22	$ 4.60	$1,020.14	$ 4.84	0.96%
CLASS R6 SHARES	$ 921.10	$ 3.64	$1,021.14	$ 3.83	0.76%
BETTER WORLD INTERNATIONAL FUND
CLASS A SHARES	$ 923.35	$ 7.14	$1,017.50	$ 7.49	1.49%
CLASS C SHARES	$ 920.29	$10.92	$1,013.56	$11.45	2.28%
CLASS I SHARES	$ 925.88	$ 4.90	$1,019.85	$ 5.14	1.02%
130  |   Thornburg Equity Funds Semi-Annual Report

Expense Example, Continued
March 31, 2022 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21-3/31/22	Ending Account Value 3/31/22	Expenses Paid During Period† 10/1/21-3/31/22	Annualized Expense Ratio
INTERNATIONAL GROWTH FUND
CLASS A SHARES	$ 839.29	$ 6.01	$1,018.40	$ 6.59	1.31%
CLASS C SHARES	$ 835.55	$ 9.88	$1,014.16	$10.85	2.16%
CLASS I SHARES	$ 840.58	$ 4.54	$1,020.00	$ 4.99	0.99%
CLASS R3 SHARES	$ 838.73	$ 6.88	$1,017.45	$ 7.54	1.50%
CLASS R4 SHARES	$ 838.93	$ 6.42	$1,017.95	$ 7.04	1.40%
CLASS R5 SHARES	$ 840.72	$ 4.54	$1,020.00	$ 4.99	0.99%
CLASS R6 SHARES	$ 841.09	$ 4.09	$1,020.49	$ 4.48	0.89%
DEVELOPING WORLD FUND
CLASS A SHARES	$ 877.45	$ 6.74	$1,017.75	$ 7.24	1.44%
CLASS C SHARES	$ 873.51	$10.60	$1,013.61	$11.40	2.27%
CLASS I SHARES	$ 878.82	$ 5.01	$1,019.60	$ 5.39	1.07%
CLASS R5 SHARES	$ 879.10	$ 5.06	$1,019.55	$ 5.44	1.08%
CLASS R6 SHARES	$ 879.34	$ 4.54	$1,020.09	$ 4.89	0.97%
SMALL/MID CAP CORE FUND
CLASS A SHARES	$ 981.01	$ 6.12	$1,018.75	$ 6.24	1.24%
CLASS C SHARES	$ 976.63	$10.50	$1,014.31	$10.70	2.13%
CLASS I SHARES	$ 982.89	$ 4.30	$1,020.59	$ 4.38	0.87%
CLASS R3 SHARES	$ 981.13	$ 6.08	$1,018.80	$ 6.19	1.23%
CLASS R4 SHARES	$ 981.54	$ 5.58	$1,019.30	$ 5.69	1.13%
CLASS R5 SHARES	$ 982.84	$ 4.30	$1,020.59	$ 4.38	0.87%
SMALL/MID CAP GROWTH FUND
CLASS A SHARES	$ 812.15	$ 5.65	$1,018.70	$ 6.29	1.25%
CLASS C SHARES	$ 808.16	$ 9.69	$1,014.21	$10.80	2.15%
CLASS I SHARES	$ 813.62	$ 3.93	$1,020.59	$ 4.38	0.87%
CLASS R3 SHARES	$ 811.71	$ 6.23	$1,018.05	$ 6.94	1.38%
CLASS R4 SHARES	$ 812.09	$ 5.78	$1,018.55	$ 6.44	1.28%
CLASS R5 SHARES	$ 813.78	$ 3.93	$1,020.59	$ 4.38	0.87%
INCOME BUILDER FUND
CLASS A SHARES	$1,057.37	$ 5.74	$1,019.35	$ 5.64	1.12%
CLASS C SHARES	$1,053.41	$ 9.73	$1,015.46	$ 9.55	1.90%
CLASS I SHARES	$1,058.81	$ 4.52	$1,020.54	$ 4.43	0.88%
CLASS R3 SHARES	$1,055.44	$ 7.69	$1,017.45	$ 7.54	1.50%
CLASS R4 SHARES	$1,055.89	$ 7.18	$1,017.95	$ 7.04	1.40%
CLASS R5 SHARES	$1,057.81	$ 5.08	$1,020.00	$ 4.99	0.99%
CLASS R6 SHARES	$1,058.87	$ 4.11	$1,020.94	$ 4.03	0.80%
SUMMIT FUND
CLASS A SHARES‡	$1,007.60	$ 2.01	$1,006.08	$ 2.01	1.24%
CLASS I SHARES	$1,002.63	$ 4.94	$1,020.00	$ 4.99	0.99%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
‡	Expenses are equal to the annualized expense ratio for Class A multiplied by the average account value over the period, multiplied by 59/365 to reflect the accrual period from 2/1/22 to 3/31/2022.
Thornburg Equity Funds Semi-Annual Report  |  131

Other Information
March 31, 2022 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 8, 2021, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2020 through November 20, 2021 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
132  |   Thornburg Equity Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 14, 2021
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Equity Funds Semi-Annual Report  |  133

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $44.3 billion (as of March 31, 2022) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The funds outlined in this report are some of the many equity and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
134  |   Thornburg Equity Funds Semi-Annual Report

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Thornburg Equity Funds Semi-Annual Report  |  135

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4624

Semi-Annual Report | March 31, 2022

Thornburg Taxable Fixed Income Funds
Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Ultra Short Income Fund
Thornburg Strategic Income Fund

Thornburg Fixed Income Funds
Semi-Annual Report  |  March 31, 2022
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Fixed Income Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2022 (Unaudited)
Dear Shareholder:
A one-time colleague of mine from decades ago, who was prone to malapropisms, was also a Yogi Berra-esque source of wisdom at times. These days, I recall one of his pronouncements around the time of the dot.com bubble and crash: “Just when you think you’re out of the woods, you go right back into the soup.” This seems to be appropriate relative to our emergence from a Covid-dominated recession into a new world that hinges on massively increasing price pressures and a geopolitical worst-case-scenario in Russia/Ukraine. I don’t expect the volatility that we’ve seen in the last six months to abate and given somewhat elevated risk asset prices (though deflated from my last letter to you), markets remain vulnerable to shocks. High inflation has been one of those shocks, and it will take some time to resolve factors contributing to that inflation, such as supply-chain challenges, home price appreciation effects on measured shelter costs, and labor cost and availability issues. Ultimately, we expect various central banks across the globe, certainly including the Federal Reserve, to be forced to make a choice between containing inflation at the expense of employment and losing control of inflation expectations in the name of supporting a hotter economy. It’s a tightrope walk without a net and just one of many elements of uncertainty in the aftermath of Covid.
In recent weeks, we’ve seen yields on most fixed income securities rise dramatically. Combined with the very low starting point on income return, the past quarter has been one of the worst in history for those markets. Because many arguments around valuation in equities hinged on the TINA argument (“There Is No Alternative”), and because the earnings yield (essentially the inverse of the Price/Earnings ratio) on equities far surpassed the yield on bonds, there has been a crossover effect into other risky assets. While we view this as only part of the overall valuation conversation, any time investors experience outsized moves in major markets, it’s worth taking a deeper dive. In this case, we expect that the dramatic shift of policymakers’ approach from stimulating growth to containing price pressures may drain liquidity and leave some market participants feeling like a fish out of water.
As in any environment, we will be focused on you, our clients, as our most important constituency. Though there is never a guarantee that we will be able to navigate the evolving marketplace as well as we may have before, I have a confidence born of experience that our unsiloed, global approach to active investment management gives us a distinct advantage. It is always the case that with challenge comes opportunity, and I have watched our portfolios perform well over the years when difficult situations arise. We continue to see that no market is an island, and the effects from actions somewhere in the world are felt everywhere. Our process, which focuses on this interconnection through the development of a collaborative and deeply informed perspective, is designed to thrive in these investment conditions.
As we’ve discussed in the past, the story of Thornburg is one of consistent and deliberate evolution to meet your needs in the context of a changing business and investment environment. As an example of this, we have completed the integration of Environmental, Social, and Governance (ESG) considerations across our product set. While this does not mean that these considerations are part of our Principal Investment Strategy for all portfolios, it does mean that, when evaluating potential investment opportunities, we evaluate the significance of a company’s ESG characteristics and their potential to impact the company’s investment performance. We believe that the integration of those ESG considerations into our investment process, alongside the other factors that we consider when evaluating investments, is consistent with our long-term investment time horizon for both individual assets and whole portfolios, as well as an indelible part of the market landscape.
I have great respect for other investment firms and there are many good products that are available to investors. “It’s tough to make predictions, especially, about the future” – an actual Yogi-ism – but we believe that in times like these, our firm’s broad perspective and collaborative, unsiloed approach is our differentiator. These qualities are what underlie the excellent long-term outcomes we’ve been able to deliver: we’re built to deliver on the promise of active management.
Thank you so much for your time, and for your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Fixed Income Funds Semi-Annual Report

Thornburg Limited Term U.S. Government Fund

Investment Goal and
Fund Overview
The primary goal of Limited Term U.S. Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
The Fund is an actively managed portfolio of short/intermediate term debt obligations with a dollar-weighted average maturity of normally less than five years. The Fund generally invests at least 80% of its net assets in debt obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored entities.
Performance drivers and detractors for the reporting period ended March 31, 2022
» The Fund’s Class I shares returned -4.04% for the six-month period ended 3/31/2022, outperforming the Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged, which returned -4.75%.
» The Fund’s structural short duration position versus its index proved to be a significant contributor in a rising rate environment. During the six-month period, five- and ten-year U.S. Treasury yields rose by 150 and 85 basis points (bps), respectively. The Fund’s focus on the shorter end of the curve detracted from its relative performance as shorter-term U.S. Treasuries rose more than their longer-term counterparts.
» The Fund’s allocation to mortgage-backed securities (MBS), and to a lesser extent exposure to collateralized mortgage obligations (CMO), proved to be a relative detractor versus the index.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 11/16/87)
Without sales charge	-3.78%	0.14%	0.59%	0.64%	4.24%
With sales charge	-5.93%	-0.37%	0.28%	0.49%	4.19%
Class C Shares (Incep: 9/1/94)
Without sales charge	-4.11%	-0.19%	0.26%	0.34%	3.12%
With sales charge	-4.58%	-0.19%	0.26%	0.34%	3.12%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-4.09%	-	-	-	-3.92%
With sales charge	-4.71%	-	-	-	-3.92%
Class I Shares (Incep: 7/5/96)	-3.52%	0.41%	0.87%	0.95%	3.58%
Class R3 Shares (Incep: 7/1/03)	-3.88%	0.03%	0.49%	0.56%	1.91%
Class R4 Shares (Incep: 2/1/14)	-3.88%	0.03%	0.49%	-	0.62%
Class R5 Shares (Incep: 5/1/12)	-3.57%	0.35%	0.82%	-	0.86%
Bloomberg Barclays U.S. Government Intermediate Total Return Index Value Unhedged ( Since 11/16/87)	-4.16%	1.03%	1.34%	1.28%	4.94%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4 and Class R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.87%; C shares, 1.24%; C2 shares, 3.37%; I shares, 0.61%; R3 shares, 1.31%; R4 shares, 1.63%; R5 shares, 1.56%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 01, 2023, for some of the share classes, resulting in net expense ratios of the following: C2 shares, 1.24%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Fixed Income Funds Semi-Annual Report  |  5

Thornburg Limited Term Income Fund

Investment Goal and
Fund Overview
The primary goal of Limited Term Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios.
The Fund is an actively managed portfolio of short/intermediate term debt obligations with a dollar-weighted average maturity of normally less than five years. The Fund invests in debt obligations which are investment grade at the time of purchase, and will invest at least 65% of its net assets in (i) obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the three highest principal long term rating categories of S&P Global Ratings or Moody’s Investors Services, Inc., or the equivalent three highest short term ratings of those ratings agencies, or, if no credit rating is available, judged to be of comparable quality as determined by Thornburg.
Performance drivers and detractors for the reporting period ended March 31, 2022
» The Fund’s Class I shares returned -4.16% for the six-month period ended 3/31/2022, outperforming the Bloomberg Intermediate U.S Government/Credit Total Return Index Value Unhedged, which returned -5.05% over the period.
» The Fund’s structural short duration position versus its index proved to be a significant contributor in a rising rate environment. During the six-month period, five- and ten-year Treasury yields rose by 150 and 85 basis points (bps), respectively. Our focus on the shorter end of the curve detracted from the Fund’s relative performance as the yields on shorter-term Treasuries rose more than their longer-term counterparts.
» Security selection among corporate securities, and to a lesser extent, collateralized mortgage obligations, detracted from the Fund’s relative performance. Within emerging markets, a small exposure to Russian-domiciled securities detracted from Fund performance in the wake of Russia’s invasion of Ukraine in late February.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/92)
Without sales charge	-3.46%	1.79%	1.97%	2.25%	4.50%
With sales charge	-5.65%	1.28%	1.67%	2.10%	4.44%
Class C Shares (Incep: 9/1/94)
Without sales charge	-3.67%	1.56%	1.75%	2.02%	4.17%
With sales charge	-4.15%	1.56%	1.75%	2.02%	4.17%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-3.93%	-	-	-	-3.20%
With sales charge	-4.54%	-	-	-	-3.20%
Class I Shares (Incep: 7/5/96)	-3.19%	2.09%	2.29%	2.59%	4.65%
Class R3 Shares (Incep: 7/1/03)	-3.67%	1.56%	1.78%	2.10%	3.22%
Class R4 Shares (Incep: 2/1/14)	-3.67%	1.59%	1.79%	-	1.84%
Class R5 Shares (Incep: 5/1/12)	-3.19%	2.07%	2.22%	-	2.44%
Class R6 Shares (Incep: 4/10/17)	-3.11%	2.14%	-	-	2.44%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index Value USD (Since 10/1/92)	-4.15%	1.69%	2.14%	2.24%	4.90%
Bloomberg Barclays Intermediate U.S. Government/Credit Total Return Index Value Unhedged (Since 10/1/92)	-4.10%	1.50%	1.81%	1.85%	4.44%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.77%; C shares, 0.99%; C2 shares, 1.32%; I shares, 0.50%; R3 shares, 1.02%; R4 shares, 1.19%; R5 shares, 0.69%; R6 shares, 0.43%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: C2 shares, 1.24%; I shares, 0.49%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.49%; R6 shares 0.42%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
6  |   Thornburg Fixed Income Funds Semi-Annual Report

Thornburg Ultra Short Income Fund

Investment Goal and
Fund Overview
The Ultra Short Income Fund seeks current income, consistent with preservation of capital.
The Fund is an actively managed portfolio of debt obligations, and under normal conditions at least 80% of the Fund’s net assets are invested in (i) debt obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the four highest ratings of S&P Global Ratings (AAA, AA, A, or BBB) or Moody’s Investors Services, Inc. (Aaa, Aa, A, or Baa) or, if no credit rating is available, judged to be of comparable quality by Thornburg. The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than one half (0.5) of a year. The Fund’s investments are determined by individual security analysis.
Performance drivers and detractors for the reporting period ended March 31, 2022
» The Fund’s Class I shares returned -1.01% for the six-month period ended 3/31/2022, underperforming the ICE BofAML U.S. Treasury Bill Index, which returned -0.02%.
» Although the Fund has a short duration on an absolute basis, its relative long position versus the index was a detractor, as two- and five-year U.S. Treasuries rose by 206 basis points (bps) and 150 bps, respectively.
» The Fund’s small exposure to Russian-domiciled securities detracted in the wake of Russia’s invasion of Ukraine in late February.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG ULTRA SHORT INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG ULTRA SHORT INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	-0.92%	1.48%	1.59%	-	1.44%
With sales charge	-3.16%	0.97%	1.28%	-	1.25%
Class I Shares (Incep: 12/30/13)	-0.72%	1.68%	1.79%	-	1.63%
ICE BofAML U.S. Treasury Bill Index (Since 12/30/13)	-	0.82%	1.14%	-	0.76%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.38%; I shares, 0.76%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, resulting in net expense ratios of the following: A shares, 0.50%; I shares, 0.30%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Fixed Income Funds Semi-Annual Report  |  7

Thornburg Strategic Income Fund

Investment Goal and
Fund Overview
Strategic Income Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund is a global, income-oriented portfolio with a flexible mandate focused on paying an attractive, sustainable yield. The portfolio invests in a broad range of income-producing securities, primarily debt obligations
Performance drivers and detractors for the reporting period ended March 31, 2022
» The Fund’s Class I shares returned -3.31% for the six-month period ended 3/31/2022, significantly outperforming the Bloomberg U.S. Universal Total Return Index Value Unhedged, which returned -6.14%.
» The Fund’s structural short duration position versus its index proved to be a significant contributor in a rising rate environment. During the six-month period, five- and ten-year Treasury yields rose by 150 and 85 basis points (bps), respectively. Our focus on the shorter end of the curve detracted from the Fund’s relative performance as the yields on shorter-term Treasuries rose more than their longer-term counterparts.
» Security selection was broadly beneficial across asset-backed securities, collateralized mortgage obligations, and corporate credit securities. Within emerging markets, a small exposure to Russian-domiciled securities detracted from Fund performance in the wake of Russia’s invasion of Ukraine in late February.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/19/07)
Without sales charge	-1.33%	3.64%	3.62%	4.17%	5.40%
With sales charge	-5.76%	2.07%	2.67%	3.69%	5.06%
Class C Shares (Incep: 12/19/07)
Without sales charge	-2.09%	2.85%	2.86%	3.50%	4.74%
With sales charge	-3.05%	2.85%	2.86%	3.50%	4.74%
Class I Shares (Incep: 12/19/07)	-0.92%	4.01%	4.01%	4.54%	5.75%
Class R3 Shares (Incep: 5/1/12)	-1.56%	3.31%	3.41%	-	4.00%
Class R4 Shares (Incep: 2/1/14)	-1.55%	3.35%	3.39%	-	3.29%
Class R5 Shares (Incep: 5/1/12)	-0.92%	4.01%	4.04%	-	4.48%
Class R6 Shares (Incep: 4/10/17)	-0.84%	4.08%	-	-	4.20%
Bloomberg Barclays U.S. Universal Total Return Index Value Unhedged (Since 12/19/07)	-4.23%	1.85%	2.31%	2.57%	3.65%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares include a 1% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.05%; C shares, 1.83%; I shares, 0.81%; R3 shares, 3.16%; R4 shares, 2.28%; R5 shares, 0.92% and R6 shares, 0.75%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, resulting in net expense ratios of the following: C shares, 1.80%; I shares, 0.60%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.60% and R6 shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
8  |   Thornburg Fixed Income Funds Semi-Annual Report

Glossary
March 31, 2022 (Unaudited)
The Bloomberg Barclays Intermediate U.S. Government/Credit Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg Barclays U.S. Government Intermediate Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg Barclays U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Barclays U.S. Universal Total Return Index Value Unhedged represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
The ICE BofAML U.S. Treasury Bill Index is an unmanaged index that measures returns of U.S. Treasury Bills.
Thornburg Strategic Income Fund’s Blended Index is composed of 80% Bloomberg U.S Aggregate Bond Index and 20% MSCI World Index.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Asset backed Security (ABS) – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
High yield bonds may offer higher yields in return for risk exposure.
U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Investments in mortgage-backed securities (MBS) may bear additional risk.
Thornburg Fixed Income Funds Semi-Annual Report  |  9

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  March 31, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	190
Effective Duration	3.3 Yrs
Average Maturity	4.1 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.43%
SEC Yield	1.46%
TYPES OF HOLDINGS
PORTFOLIO LADDER
7%	4%	11%	20%	14%	14%	5%	3%	10%	6%	6%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class C2	LTUQX	885-216-465
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

10  |  Thornburg Fixed Income Funds Semi-Annual Report

Fund Summary
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	820
Effective Duration	2.9 Yrs
Average Maturity	3.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.51%
SEC Yield	1.74%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
5%	13%	14%	14%	13%	16%	8%	6%	5%	3%	4%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class C2	THIQX	885-216-424
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Fixed Income Funds Semi-Annual Report  |  11

Fund Summary
Thornburg Ultra Short Income Fund  |  March 31, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	327
Effective Duration	0.6 Yrs
Average Maturity	0.9 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.10%
SEC Yield	1.13%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 0.55% and 0.58%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
1%	68%	20%	5%	5%	0%	1%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG ULTRA SHORT INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

12  |  Thornburg Fixed Income Funds Semi-Annual Report

Fund Summary
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	48.0%
Asset Backed Securities	22.7%
Bank Loans	2.7%
Common & Preferred Stock	0.7%
U.S. Government Agencies	0.3%
U.S. Treasury Securities	0.7%
Other Fixed Income	15.7%
Other Assets Less Liabilities	9.2%
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.78%
SEC Yield	2.34%
FIXED INCOME CREDIT QUALITY *
* Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
For purposes of presenting the credit quality information in the above graph, we have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). Unrated bonds are included in the not rated (NR) category.
TOP TEN INDUSTRY GROUPS
Diversified Financials	7.6%
Software & Services	5.5%
Utilities	4.6%
Materials	3.8%
Energy	3.5%
Insurance	3.1%
Capital Goods	2.3%
Health Care Equipment & Services	2.3%
Real Estate	1.9%
Food, Beverage & Tobacco	1.9%

THORNBURG STRATEGIC INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Fixed Income Funds Semi-Annual Report  |  13

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 20.1%
	United States Treasury Notes,
	0.125% due 12/15/2023	$ 5,800,000	$ 5,594,734
	0.375% due 11/30/2025	1,100,000	1,016,898
	0.625% due 5/15/2030	14,000,000	12,208,438
	1.50% due 10/31/2024 - 2/15/2030	6,635,000	6,394,969
	2.25% due 12/31/2023	10,600,000	10,597,102
	United States Treasury Notes Inflationary Index,
	0.125% due 1/15/2030 - 7/15/2030	12,793,942	13,491,071
	0.25% due 7/15/2029	5,450,147	5,802,485
	Total U.S. Treasury Securities (Cost $57,953,670)		55,105,697
	U.S. Government Agencies — 7.5%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	387,276	382,680
	HNA Group LLC (Guaranty: Export-Import Bank of the United States), Series 2015, 2.291% due 6/30/2027	1,438,953	1,413,645
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	356,357	352,907
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	0.591% (LIBOR 3 Month + 0.35%) due 4/15/2025	1,137,500	1,125,602
[a]	1.70% due 12/20/2022	522,500	496,375
[a]	2.29% due 2/15/2024	105,000	103,550
[a]	2.46% due 12/15/2025	1,000,000	982,510
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	2.06% due 1/15/2026	1,400,000	1,350,762
[a]	2.512% due 1/15/2026	2,110,000	2,065,226
	Small Business Administration Participation Certificates,
	Series 2002-20K Class 1, 5.08% due 11/1/2022	20,896	20,976
	Series 2005-20H Class 1, 5.11% due 8/1/2025	37,910	38,770
	Series 2007-20D Class 1, 5.32% due 4/1/2027	121,850	126,028
	Series 2007-20F Class 1, 5.71% due 6/1/2027	76,524	79,690
	Series 2007-20I Class 1, 5.56% due 9/1/2027	218,667	227,376
	Series 2007-20K Class 1, 5.51% due 11/1/2027	186,930	194,269
	Series 2008-20G Class 1, 5.87% due 7/1/2028	383,922	403,698
	Series 2011-20G Class 1, 3.74% due 7/1/2031	603,800	609,755
	Series 2011-20K Class 1, 2.87% due 11/1/2031	982,607	968,900
	Series 2014-20H Class 1, 2.88% due 8/1/2034	556,759	551,120
	Series 2015-20B Class 1, 2.46% due 2/1/2035	518,330	505,585
	Series 2015-20G Class 1, 2.88% due 7/1/2035	1,078,556	1,069,048
	Series 2015-20I Class 1, 2.82% due 9/1/2035	1,004,390	994,132
	Series 2017-20I Class 1, 2.59% due 9/1/2037	2,178,822	2,138,828
	Series 2017-20K Class 1, 2.79% due 11/1/2037	1,102,195	1,092,336
	Thirax 1 LLC (Guaranty: Export-Import Bank of the United States), 0.968% due 1/14/2033	1,383,012	1,218,434
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	1,354,167	1,311,985
[a,b]	Washington Aircraft 2 Co DAC (Guaranty: Export-Import Bank of the United States), 1.396% (LIBOR 3 Month + 0.43%) due 6/26/2024	869,007	864,983
	Total U.S. Government Agencies (Cost $21,201,906)		20,689,170
	Mortgage Backed — 62.3%
[b,c]	Federal Agricultural Mortgage Corp. Mtg Trust, Whole Loan Securities Trust CMO, Seies 2021-1 Class A, 2.18% due 1/25/2051	4,687,993	4,347,372
	Federal Home Loan Mtg Corp.,
	Pool D98887, 3.50% due 1/1/2032	251,941	257,698
	Pool E09025, 2.50% due 3/1/2028	58,937	58,778
	Pool G13804, 5.00% due 3/1/2025	54,363	56,169
	Pool G15227, 3.50% due 12/1/2029	958,066	982,460
	Pool G16710, 3.00% due 11/1/2030	1,458,514	1,477,258
	Pool J11371, 4.50% due 12/1/2024	56,351	57,834
	Pool J21208, 2.50% due 11/1/2027	1,117,704	1,113,698
	Pool J37586, 3.50% due 9/1/2032	210,593	217,238
	Pool T61943, 3.50% due 8/1/2045	126,025	126,909
	Pool T65457, 3.00% due 1/1/2048	583,129	573,399
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 1351 Class TE, 7.00% due 8/15/2022	1,934	1,946
	Series 3704 Class DC, 4.00% due 11/15/2036	86,035	86,988
	Series 3867 Class VA, 4.50% due 3/15/2024	543,352	548,226
14 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Series 3922 Class PQ, 2.00% due 4/15/2041	$ 139,907	$ 137,276
	Series 4050 Class MV, 3.50% due 8/15/2023	518,984	522,415
[b]	Series 4105 Class FG, 0.797% (LIBOR 1 Month + 0.40%) due 9/15/2042	600,476	598,852
	Series 4120 Class TC, 1.50% due 10/15/2027	620,092	605,866
	Series 4120 Class UE, 2.00% due 10/15/2027	701,795	691,718
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through CMBS,
	Series K035 Class A1, 2.615% due 3/25/2023	109,651	109,662
[b]	Series K035 Class A2, 3.458% due 8/25/2023	3,000,000	3,034,114
	Series K037 Class A1, 2.592% due 4/25/2023	305,624	306,209
	Series K038 Class A1, 2.604% due 10/25/2023	654,597	655,763
	Series K042 Class A1, 2.267% due 6/25/2024	1,335,373	1,331,805
[b]	Series K047 Class A2, 3.329% due 5/25/2025	1,250,000	1,267,150
	Series K055 Class A1, 2.263% due 4/25/2025	76,909	76,506
[b]	Series K061 Class A2, 3.347% due 11/25/2026	290,000	296,214
[b]	Series K069 Class A2, 3.187% due 9/25/2027	180,000	183,227
	Series K071 Class A2, 3.286% due 11/25/2027	2,000,000	2,049,051
	Series K072 Class A2, 3.444% due 12/25/2027	120,000	123,903
	Series K073 Class A2, 3.35% due 1/25/2028	3,000,000	3,084,558
	Series K095 Class A2, 2.785% due 6/25/2029	577,000	575,974
	Series K729 Class A2, 3.136% due 10/25/2024	3,500,000	3,522,813
	Series K730 Class A1, 3.452% due 9/25/2024	9,849	9,879
[b]	Series K730 Class A2, 3.59% due 1/25/2025	190,000	193,208
[b]	Series KF15 Class A, 0.911% (LIBOR 1 Month + 0.67%) due 2/25/2023	58,645	58,659
	Series KHG1 Class A3, 3.341% due 12/25/2027	300,000	304,269
	Series KS03 Class A2, 2.79% due 6/25/2022	2,444,208	2,445,418
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[b]	Series 2017-3 Class HA, 3.25% due 7/25/2056	1,096,303	1,083,276
[b]	Series 2017-4 Class HT, 3.25% due 6/25/2057	3,130,131	3,119,375
	Series 2017-4 Class MT, 3.50% due 6/25/2057	705,020	707,523
[b]	Series 2018-1 Class HA, 3.00% due 5/25/2057	1,463,508	1,442,821
[b]	Series 2018-2 Class HA, 3.00% due 11/25/2057	838,240	827,604
	Series 2018-3 Class HA, 3.00% due 8/25/2057	1,072,572	1,060,602
[b]	Series 2018-3 Class MA, 3.50% due 8/25/2057	1,265,008	1,271,488
	Series 2018-4 Class HA, 3.00% due 3/25/2058	1,315,896	1,298,104
	Series 2018-4 Class MA, 3.50% due 3/25/2058	962,831	967,300
	Series 2019-1 Class MA, 3.50% due 7/25/2058	2,705,965	2,719,346
	Series 2019-2 Class MA, 3.50% due 8/25/2058	2,339,915	2,349,233
	Series 2019-3 Class MA, 3.50% due 10/25/2058	972,551	977,264
	Series 2019-4 Class MA, 3.00% due 2/25/2059	1,369,114	1,359,756
	Series 2020-1 Class MA, 2.50% due 8/25/2059	2,114,278	2,068,231
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	2,515,210	2,386,556
	Series 2020-2 Class MA, 2.00% due 11/25/2059	2,065,799	1,989,091
	Series 2020-3 Class MA, 2.00% due 5/25/2060	661,023	635,627
	Series 2020-3 Class MT, 2.00% due 5/25/2060	745,767	698,500
	Federal Home Loan Mtg Corp., UMBS Collateral,
[d]	Pool RA6808 3.00% due 2/1/2052	2,495,391	2,443,299
	Pool RC1280, 3.00% due 3/1/2035	642,715	650,951
	Pool RC1535, 2.00% due 8/1/2035	2,283,132	2,221,540
	Pool RC1826, 2.00% due 2/1/2036	1,656,507	1,611,819
	Pool RD5043, 2.00% due 12/1/2030	2,628,942	2,581,349
	Pool SB0464, 2.50% due 1/1/2036	5,612,970	5,574,172
	Pool SB8010, 2.50% due 10/1/2034	754,213	748,990
	Pool SB8030, 2.00% due 12/1/2034	1,082,777	1,052,473
	Pool ZS4730, 3.50% due 8/1/2047	996,872	1,005,809
	Pool ZS7299, 3.00% due 10/1/2030	745,078	754,124
	Pool ZS7942, 3.00% due 2/1/2033	2,467,514	2,501,679
	Pool ZS8034, 3.00% due 6/1/2033	1,834,433	1,862,078
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	234,891	231,175
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	294,021	289,429
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	231,136	227,087
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	457,158	441,505
	Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	374,088	362,263
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 15

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	$ 184,367	$ 181,279
	Federal National Mtg Assoc.,
[b]	Pool 895572, 2.195% (LIBOR 12 Month + 1.82%) due 6/1/2036	80,407	84,422
	Pool BF0130, 3.50% due 8/1/2056	392,491	400,069
	Pool BF0144, 3.50% due 10/1/2056	565,414	576,331
	Pool FS0898, 3.00% due 2/1/2052	5,482,130	5,369,416
	Pool FS0916, 3.00% due 3/1/2052	5,476,727	5,365,316
	Pool MA1582, 3.50% due 9/1/2043	1,641,549	1,687,154
	Federal National Mtg Assoc., CMBS,
[b]	Series 2015-SB5 Class A10, 3.15% due 9/25/2035	307,427	307,223
[b]	Series 2018-SB47 Class A5H, 2.92% due 1/25/2038	960,159	966,071
	Federal National Mtg Assoc., CMO REMIC,
	Series 1993-32 Class H, 6.00% due 3/25/2023	974	986
[b]	Series 2009-17 Class AH, 0.593% due 3/25/2039	229,419	203,774
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	439	441
	Series 2011-70 Class CA, 3.00% due 8/25/2026	947,164	946,051
[b]	Series 2013-81 Class FW, 0.757% (LIBOR 1 Month + 0.30%) due 1/25/2043	1,049,946	1,043,196
[b]	Series 2013-92 Class FA, 1.007% (LIBOR 1 Month + 0.55%) due 9/25/2043	738,422	740,342
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	994,859	997,916
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AE0704, 4.00% due 1/1/2026	517,068	532,196
	Pool AJ1752, 3.50% due 9/1/2026	515,877	526,806
	Pool AK6768, 3.00% due 3/1/2027	620,198	626,776
	Pool AL6582, 3.50% due 4/1/2030	612,543	627,704
	Pool AL7801, 2.50% due 11/1/2030	2,132,818	2,128,294
	Pool AL9445, 3.00% due 7/1/2031	16,773	16,977
	Pool AL9821, 2.50% due 1/1/2032	2,436,860	2,430,591
	Pool AS4916, 3.00% due 5/1/2030	1,051,161	1,063,925
	Pool AS9733, 4.00% due 6/1/2047	1,187,233	1,234,013
	Pool AS9749, 4.00% due 6/1/2047	414,876	426,743
	Pool AU2669, 2.50% due 10/1/2028	681,134	678,845
	Pool AZ3778, 3.00% due 4/1/2030	1,574,517	1,592,453
	Pool BM4153, 3.00% due 6/1/2033	1,608,933	1,628,663
	Pool BM4864, 3.50% due 5/1/2033	1,043,771	1,071,233
	Pool BP9589, 2.50% due 8/1/2035	2,385,429	2,365,091
	Pool CA0200, 3.00% due 8/1/2032	1,131,519	1,147,187
	Pool CA0942, 2.50% due 12/1/2032	970,792	967,389
	Pool CA4102, 3.50% due 8/1/2029	864,965	895,287
	Pool CA5271, 2.50% due 3/1/2035	1,333,991	1,324,753
	Pool CA5282, 3.00% due 3/1/2035	2,913,041	2,960,764
	Pool CA6862, 2.00% due 9/1/2035	1,605,824	1,563,232
	Pool CA7470, 2.00% due 10/1/2035	2,835,735	2,760,522
	Pool CA7535, 1.50% due 10/1/2030	3,198,265	3,075,906
	Pool CA7891, 1.50% due 11/1/2035	1,660,132	1,575,641
	Pool FM1126, 3.00% due 3/1/2033	1,679,852	1,698,988
	Pool FM1523, 2.50% due 8/1/2029	911,605	907,236
	Pool FM2831, 2.50% due 5/1/2032	1,820,911	1,816,226
	Pool FM3494, 2.50% due 4/1/2048	1,339,681	1,295,323
	Pool FM5458, 1.50% due 12/1/2035	1,475,708	1,399,998
	Pool FM8523, 2.00% due 8/1/2036	1,619,169	1,574,062
	Pool FM8858, 2.00% due 9/1/2036	1,438,029	1,397,615
	Pool MA2353, 3.00% due 8/1/2035	779,316	780,163
	Pool MA2480, 4.00% due 12/1/2035	813,060	844,849
	Pool MA3465, 4.00% due 9/1/2038	451,592	465,053
	Pool MA3557, 4.00% due 1/1/2029	717,278	738,880
	Pool MA3681, 3.00% due 6/1/2034	429,848	434,157
	Pool MA3826, 3.00% due 11/1/2029	1,054,556	1,071,241
	Pool MA3896, 2.50% due 1/1/2035	119,557	118,729
	Pool MA3953, 2.50% due 3/1/2030	553,462	553,128
	Pool MA4016, 2.50% due 5/1/2040	1,207,200	1,169,169
	Pool MA4042, 2.00% due 6/1/2035	2,629,283	2,558,355
	Pool MA4045, 2.00% due 6/1/2040	2,340,561	2,204,689
	Pool MA4148, 2.00% due 10/1/2030	639,878	628,290
16 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Pool MA4173, 2.00% due 11/1/2030	$ 680,333	$ 668,016
	Pool MA4309, 2.00% due 4/1/2031	1,704,723	1,673,683
	Pool MA4390, 2.00% due 7/1/2031	4,362,848	4,283,408
	Government National Mtg Assoc.,
[b]	Pool 751392, 5.00% due 2/20/2061	618,683	628,227
[b]	Pool 894205, 1.625% (H15T1Y + 1.50%) due 8/20/2039	298,848	304,218
[b]	Pool MA0100, 1.875% (H15T1Y + 1.50%) due 5/20/2042	216,254	224,530
	Pool MA0907, 2.00% due 4/20/2028	720,438	700,842
	Government National Mtg Assoc., CMO,
	Series 2016-32 Class LJ, 2.50% due 12/20/2040	599,960	601,439
	Series 2017-186 Class VA, 3.00% due 2/20/2031	2,174,296	2,184,647
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1C, 2.00% due 9/25/2030	2,515,210	2,393,805
	Total Mortgage Backed (Cost $177,299,923)		171,021,865
	Corporate Bonds — 2.2%
	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
[e]	Sprint Communications, Inc., 9.25% due 4/15/2022	3,500,000	3,509,975
			3,509,975
	Utilities — 0.9%
	Electric Utilities — 0.9%
[c]	Caledonia Generating LLC, 1.95% due 2/28/2034	2,819,541	2,657,310
			2,657,310
	Total Corporate Bonds (Cost $6,327,674)		6,167,285
	Short-Term Investments — 8.6%
[f]	State Street Institutional Treasury Money Market Fund Premier Class, 0.17%	1,134,439	1,134,439
	United States Treasury Bill
	0.218% due 5/5/2022	$ 2,500,000	2,499,491
	0.224% due 4/28/2022	2,500,000	2,499,587
	0.232% due 4/26/2022	2,500,000	2,499,603
	0.233% due 5/3/2022	2,500,000	2,499,489
	0.251% due 4/21/2022	2,500,000	2,499,656
	0.256% due 5/10/2022	2,500,000	2,499,316
	0.264% due 5/12/2022	2,500,000	2,499,260
	0.28% due 5/24/2022	2,500,000	2,498,960
	United States Treasury Note, 2.125% due 5/15/2022	2,500,000	2,505,535
	Total Short-Term Investments (Cost $23,635,336)		23,635,336
	Total Investments — 100.7% (Cost $286,418,509)		$276,619,353
	Liabilities Net of Other Assets — (0.7)%		(1,891,698)
	Net Assets — 100.0%		$274,727,655

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $7,004,682, representing 2.55% of the Fund’s net assets.
d	When-issued security.
e	Segregated as collateral for a when-issued security.
f	Rate represents the money market fund annualized seven-day yield at March 31, 2022.
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 17

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2022 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
UMBS	Uniform Mortgage Backed Securities
18 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 8.5%
	United States Treasury Notes,
	0.375% due 11/30/2025	$148,015,000	$ 136,832,930
	0.625% due 5/15/2030	5,350,000	4,665,367
	1.375% due 11/15/2031	90,000,000	82,589,062
	1.50% due 10/31/2024	88,520,000	86,348,494
	1.625% due 2/15/2026	52,700,000	50,933,727
	1.75% due 11/15/2029	62,136,000	59,446,676
	2.00% due 8/15/2025	30,000,000	29,470,313
	2.25% due 11/15/2025 - 8/15/2027	31,662,000	31,326,656
	2.625% due 2/15/2029	17,058,000	17,263,229
	United States Treasury Notes Inflationary Index,
	0.125% due 1/15/2030	38,236,100	40,247,453
	0.25% due 1/15/2025 - 7/15/2029	126,083,905	134,119,784
	0.375% due 7/15/2027	72,250,378	76,679,396
	0.875% due 1/15/2029	59,510,112	65,504,852
	Total U.S. Treasury Securities (Cost $821,166,298)		815,427,939
	U.S. Government Agencies — 0.6%
	ALEX Alpha LLC (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	1,086,956	1,076,029
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	0.591% (LIBOR 3 Month + 0.35%) due 4/15/2025	3,367,000	3,331,781
[b]	1.70% due 12/20/2022	1,040,000	988,000
[b]	6.50% due 1/23/2029	10,007,000	9,927,444
	Private Export Funding Corp. (Guaranty: Export-Import Bank of the United States), Series KK, 3.55% due 1/15/2024	10,000,000	10,155,800
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[b]	2.06% due 1/15/2026	600,000	578,898
[b]	2.512% due 1/15/2026	2,600,000	2,544,828
	Santa Rosa Leasing LLC (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	1,285,112	1,256,171
	Small Business Administration Participation Certificates,
	Series 2008-20D Class 1, 5.37% due 4/1/2028	460,820	479,475
	Series 2009-20E Class 1, 4.43% due 5/1/2029	268,355	274,356
	Series 2009-20K Class 1, 4.09% due 11/1/2029	1,917,418	1,948,008
	Series 2011-20E Class 1, 3.79% due 5/1/2031	2,265,044	2,285,998
	Series 2011-20F Class 1, 3.67% due 6/1/2031	423,628	426,644
	Series 2011-20G Class 1, 3.74% due 7/1/2031	2,415,199	2,439,019
	Series 2011-20I Class 1, 2.85% due 9/1/2031	3,895,711	3,840,430
	Series 2011-20K Class 1, 2.87% due 11/1/2031	3,824,796	3,771,443
	Series 2012-20D Class 1, 2.67% due 4/1/2032	3,560,210	3,492,003
	Series 2012-20J Class 1, 2.18% due 10/1/2032	2,858,972	2,760,357
	Series 2012-20K Class 1, 2.09% due 11/1/2032	1,934,122	1,862,845
	Total U.S. Government Agencies (Cost $54,329,656)		53,439,529
	Other Government — 0.2%
[b,c]	Bermuda Government International Bond, 2.375% due 8/20/2030	6,800,000	6,238,252
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[b,c]	2.004% due 9/18/2024	3,238,323	3,198,362
[b,c]	2.581% due 11/11/2024	3,349,971	3,353,137
[b,c]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	1,978,654	1,967,019
[b]	Sharjah Sukuk Program Ltd., 4.226% due 3/14/2028	2,000,000	2,031,380
	Total Other Government (Cost $17,525,308)		16,788,150
	Mortgage Backed — 24.5%
[a,c]	Angel Oak Mortgage Trust LLC, Whole Loan Securities Trust CMO, Series 2020-2 Class A3, 5.00% due 1/26/2065	7,141,034	7,194,855
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	7,418,216	7,418,216
[a,c]	Series 2019-1 Class A3, 3.996% due 1/25/2049	3,881,258	3,881,258
[a,c]	Series 2019-2 Class A1, 3.347% due 4/25/2049	2,991,535	2,986,864
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	6,841,284	6,845,735
[c]	Series 2020-1 Class A2, 2.927% due 3/25/2055	6,518,000	6,503,218
[c]	Series 2020-1 Class A3, 3.328% due 3/25/2055	4,500,000	4,507,187
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 19

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Series 2020-1 Class M1, 4.277% due 3/25/2055	$ 3,189,000	$ 3,153,011
[a,c]	Series 2021-1R Class A1, 1.175% due 10/25/2048	12,802,320	12,124,436
[c]	Series 2022-1 Class M1, 3.65% due 12/25/2056	7,338,000	6,846,315
	Bank, CMBS, Series 2017-BNK5 Class A2, 2.987% due 6/15/2060	138,071	138,277
[a,c]	Bayview Commercial Asset Trust, CMBS, Series 2004-3 Class A2, 1.087% (LIBOR 1 Month + 0.63%) due 1/25/2035	872,489	868,305
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	1,715,191	1,719,482
[a,c]	Bunker Hill Loan Depositary Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class A3, 3.253% due 2/25/2055	3,285,000	3,264,688
[c]	CFMT Issuer Trust, Whole Loan Securities Trust CMO, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	8,381,134	8,075,771
	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO,
[a,c]	Series 2016-SH1 Class M3, 3.75% due 4/25/2045	2,528,012	2,468,851
[a,c]	Series 2016-SH2 Class M3, 3.75% due 12/25/2045	3,029,102	2,943,931
	CHNGE Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2022-1 3.007% due 1/25/2067	18,739,404	18,259,546
[a,c]	Series 2022-2 Class M1, 4.609% due 3/25/2067	14,163,000	13,664,447
[a,c]	CIM Trust, Whole Loan Securities Trust CMO, Series 18-INV1 Class A4, 4.00% due 8/25/2048	1,079,170	1,090,424
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a]	Series 2004-HYB2 Class B1, 2.485% due 3/25/2034	61,171	61,171
[a,c]	Series 2014-A Class A, 4.00% due 1/25/2035	646,376	637,702
[a,c]	Series 2014-J1 Class B4, 3.653% due 6/25/2044	1,489,969	1,439,933
[a,c]	Series 2021-J2 Class A7A, 2.50% due 7/25/2051	26,513,366	25,391,506
	COMM Mortgage Trust, CMBS, Series 2015-DC1 Class A4, 3.078% due 2/10/2048	19,800,000	19,589,592
	CSMC Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2013-HYB1 Class B3, 2.923% due 4/25/2043	2,490,014	2,490,014
[a,c]	Series 2021-AFC1 Class-A1, 0.83% due 3/25/2056	11,167,202	10,800,323
[a,c]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	15,122,285	14,650,347
[a,c]	Series 2021-NQM8 Class-A1, 1.841% due 10/25/2066	18,522,365	17,681,174
[a,c]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	5,427,031	5,285,740
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-2 Class A1, 2.739% due 11/25/2059	5,448,793	5,439,598
[a,c]	Series 2021-2 Class A1, 0.931% due 6/25/2066	13,171,152	12,458,163
[a,c]	Series 2022-1 2.206% due 1/25/2067	21,162,122	19,687,604
	Federal Home Loan Mtg Corp.,
	Pool D98887, 3.50% due 1/1/2032	843,370	862,643
	Pool G16710, 3.00% due 11/1/2030	395,607	400,691
	Pool J17504, 3.00% due 12/1/2026	391,775	396,090
	Pool T65457, 3.00% due 1/1/2048	5,235,669	5,148,308
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3195 Class PD, 6.50% due 7/15/2036	290,144	317,970
	Series 3838 Class GV, 4.00% due 3/15/2024	2,283,359	2,293,910
	Series 3919 Class VB, 4.00% due 8/15/2024	106,422	108,021
	Series 3922 Class PQ, 2.00% due 4/15/2041	209,860	205,914
	Series 4050 Class MV, 3.50% due 8/15/2023	592,956	596,875
	Series 4120 Class TC, 1.50% due 10/15/2027	805,195	786,723
	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates CMBS,
	Series K722 Class A2, 2.406% due 3/25/2023	4,451,268	4,457,881
	Series K725 Class A1, 2.666% due 5/25/2023	2,055,917	2,060,001
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through CMBS, Series K071 Class A2, 3.286% due 11/25/2027	4,420,000	4,528,403
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-1 Class HA, 3.00% due 1/25/2056	5,239,607	5,171,779
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	9,148,870	9,040,154
[a]	Series 2017-4 Class HT, 3.25% due 6/25/2057	8,390,621	8,361,788
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	5,817,443	5,735,212
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	13,411,847	13,241,665
	Series 2018-3 Class HA, 3.00% due 8/25/2057	15,445,039	15,272,674
[a]	Series 2018-3 Class MA, 3.50% due 8/25/2057	10,706,545	10,761,389
	Series 2018-4 Class HA, 3.00% due 3/25/2058	12,941,548	12,766,572
	Series 2019-1 Class MA, 3.50% due 7/25/2058	27,261,370	27,396,175
	Series 2019-2 Class MA, 3.50% due 8/25/2058	28,029,363	28,140,987
	Series 2019-3 Class MA, 3.50% due 10/25/2058	13,728,536	13,795,061
	Series 2019-4 Class MA, 3.00% due 2/25/2059	21,123,041	20,978,678
	Series 2020-1 Class MA, 2.50% due 8/25/2059	3,633,554	3,554,419
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	39,409,749	37,393,924
	Series 2020-2 Class MA, 2.00% due 11/25/2059	27,293,587	26,280,116
20 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Series 2020-3 Class MA, 2.00% due 5/25/2060	$ 15,210,130	$ 14,625,783
	Series 2020-3 Class MT, 2.00% due 5/25/2060	4,317,991	4,044,313
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RA1833, 4.00% due 10/1/2049	655,553	670,061
[d]	Pool RA6808 3.00% due 2/1/2052	13,789,528	13,501,668
	Pool RC1280, 3.00% due 3/1/2035	4,319,042	4,374,390
	Pool RC1535, 2.00% due 8/1/2035	50,087,927	48,736,699
	Pool RD5039, 2.00% due 10/1/2030	47,305,620	46,449,229
	Pool RD5045, 2.00% due 11/1/2030	17,644,379	17,324,957
	Pool RD5060, 2.00% due 6/1/2031	11,096,658	10,894,586
	Pool SB0308, 2.50% due 1/1/2035	45,945,834	45,627,648
	Pool SB0464, 2.50% due 1/1/2036	13,144,389	13,053,531
	Pool SD0257, 3.00% due 1/1/2050	2,126,630	2,091,851
	Pool ZS7942, 3.00% due 2/1/2033	33,164,251	33,623,439
	Pool ZS8034, 3.00% due 6/1/2033	27,975,108	28,396,696
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	1,127,082	1,109,477
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	9,612,776	9,283,647
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	702,898	691,126
	Federal National Mtg Assoc.,
	Pool FS0898, 3.00% due 2/1/2052	35,698,635	34,964,664
	Pool FS0916, 3.00% due 3/1/2052	35,663,450	34,937,960
	Federal National Mtg Assoc., CMO REMIC,
	Series 2007-42 Class PA, 5.50% due 4/25/2037	20,728	21,002
[a]	Series 2009-17 Class AH, 0.593% due 3/25/2039	382,365	339,623
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	732	735
	Series 2012-129 Class LA, 3.50% due 12/25/2042	1,504,630	1,519,832
[a]	Series 2013-81 Class FW, 0.757% (LIBOR 1 Month + 0.30%) due 1/25/2043	3,814,945	3,790,419
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	17,907,470	17,962,491
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AE0704, 4.00% due 1/1/2026	1,344,882	1,384,229
	Pool AS3111, 3.00% due 8/1/2029	3,612,915	3,654,072
	Pool AS4916, 3.00% due 5/1/2030	327,251	331,225
	Pool AS8242, 2.50% due 11/1/2031	4,284,135	4,273,113
	Pool AS9749, 4.00% due 6/1/2047	3,522,160	3,622,907
	Pool AV5059, 3.00% due 2/1/2029	2,290,099	2,316,187
	Pool BM4324, 3.50% due 7/1/2033	3,390,450	3,495,016
	Pool BP9550, 2.50% due 7/1/2035	5,132,521	5,088,761
	Pool BP9589, 2.50% due 8/1/2035	963,246	955,033
	Pool CA0200, 3.00% due 8/1/2032	8,421,692	8,538,309
	Pool CA4102, 3.50% due 8/1/2029	4,951,556	5,125,133
	Pool CA5282, 3.00% due 3/1/2035	3,873,205	3,936,659
	Pool CA6862, 2.00% due 9/1/2035	12,564,310	12,231,063
	Pool CA7532, 1.50% due 10/1/2030	3,842,483	3,695,210
	Pool CA7536, 2.00% due 11/1/2030	10,358,558	10,173,582
	Pool CA7540, 2.00% due 10/1/2030	9,635,005	9,463,983
	Pool CA7891, 1.50% due 11/1/2035	15,533,982	14,743,394
	Pool CB1476, 2.50% due 8/1/2036	55,911,248	55,378,751
	Pool FM1542, 3.50% due 9/1/2034	2,309,742	2,385,240
	Pool FM5458, 1.50% due 12/1/2035	30,857,253	29,274,136
	Pool FM7615, 2.00% due 6/1/2036	67,351,172	65,557,699
	Pool FM7616, 2.00% due 6/1/2036	64,136,178	62,349,445
	Pool FM8117, 2.00% due 7/1/2036	41,228,481	40,116,284
	Pool FM8119, 2.00% due 4/1/2036	9,828,006	9,562,882
	Pool FM8608, 2.00% due 8/1/2031	9,150,789	8,985,566
	Pool FM8868, 2.00% due 10/1/2036	38,178,892	37,125,724
	Pool FM8869, 2.00% due 9/1/2036	13,238,278	12,874,700
	Pool FM8924, 2.00% due 9/1/2036	36,764,392	35,740,193
	Pool FP0000, 3.00% due 11/1/2027	4,827,978	4,879,186
	Pool MA3465, 4.00% due 9/1/2038	4,049,873	4,170,599
	Pool MA3953, 2.50% due 3/1/2030	3,719,267	3,717,022
	Pool MA4016, 2.50% due 5/1/2040	14,466,283	14,010,542
	Pool MA4148, 2.00% due 10/1/2030	21,115,971	20,733,554
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 21

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Pool MA4173, 2.00% due 11/1/2030	$ 58,214,667	$ 57,160,730
	Pool MA4309, 2.00% due 4/1/2031	12,297,647	12,073,727
	Pool MA4368, 2.00% due 6/1/2031	29,894,384	29,350,056
	Pool MA4390, 2.00% due 7/1/2031	1,614,254	1,584,861
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	2,576,699	2,499,788
[a,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	2,155,222	2,144,313
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	6,104,550	6,101,242
[a,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	15,296,994	14,961,199
[a,c]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	32,493,917	31,609,689
[a,c]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	15,860,033	14,526,211
	Government National Mtg Assoc.,
[a]	Pool 731491, 5.31% due 12/20/2060	60,727	62,693
[a]	Pool MA0100, 1.875% (H15T1Y + 1.50%) due 5/20/2042	218,438	226,798
	Government National Mtg Assoc., CMO, Series 2016-32 Class LJ, 2.50% due 12/20/2040	2,362,750	2,368,577
[a,c]	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO, Series 2020-PJ2 Class B3, 3.606% due 7/25/2050	5,245,956	5,044,026
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	3.638% due 3/25/2067	25,000,000	24,712,092
[a,c]	Series 2021-NQM3 Class A1, 1.595% due 11/25/2056	18,720,263	18,152,693
[a,c]	Series 2021-NQM4 Class A1, 2.091% due 1/25/2057	24,506,658	23,577,219
[a,c]	Series 2022- NQM1 Class A1, 2.493% due 2/25/2067	43,177,486	42,119,494
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2014-IVR3 Class B4, 2.383% due 9/25/2044	1,940,616	1,939,606
[a,c]	Series 2018-3 Class B2, 3.725% due 9/25/2048	2,531,274	2,519,347
[a,c]	Series 2018-6 Class B2, 3.91% due 12/25/2048	1,040,916	1,042,751
[a,c]	Series 2019-5 Class B3, 4.482% due 11/25/2049	8,190,076	8,236,897
[a,c]	Series 2019-HYB1 Class B3, 3.591% due 10/25/2049	5,673,116	5,386,256
[a,c]	Series 2019-INV2 Class B3A, 3.755% due 2/25/2050	9,451,841	8,900,390
[a,c]	Series 2021-LTV2 ClassA1, 2.52% due 5/25/2052	41,184,991	37,939,542
[a,c]	Series 2022- LTV1 Class A1, 3.25% due 7/25/2052	14,705,722	14,099,804
[a,c]	Series 2022-2 Class A6A, 2.50% due 8/25/2052	36,875,097	35,592,806
[a,c]	Mello Warehouse Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A, 1.257% (LIBOR 1 Month + 0.80%) due 11/25/2053	20,000,000	19,945,982
[a]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 2.656% due 8/25/2034	169,337	172,744
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	1,829,478	1,842,168
	MFA Trust, Whole Loan Securities Trust CMO,
[a,c]	4.20% due 12/25/2066	13,129,000	12,820,912
[a,c]	Series 2020-NQM3 Class A1, 1.014% due 1/26/2065	5,517,015	5,442,749
[a,c]	Series 2021-AEI1 Class A4, 2.50% due 8/25/2051	18,209,599	17,385,514
[a,c]	Series 2021-INV1 Class A1, 0.852% due 1/25/2056	7,176,028	7,019,492
[a,c]	Series 2021-INV2 Class A1, 1.906% due 11/25/2056	27,564,555	25,983,185
[a,c]	MFRA Trust Whole Loan Securities Trust CMO, Series 2022-CHM1, 3.875% due 9/25/2056	25,210,375	24,881,879
	Morgan Stanley Bank of America Merrill Lynch Trust CMBS, Series 2015-C22 Class A4, 3.306% due 4/15/2048	1,100,000	1,090,662
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-2A Class A3, 4.00% due 3/25/2057	3,959,006	3,968,271
[a,c]	Series 2017-3A Class A1, 4.00% due 4/25/2057	4,814,243	4,827,932
[a,c]	Series 2017-4A Class A1, 4.00% due 5/25/2057	5,184,670	5,192,025
[a,c]	Series 2017-5A Class A1, 1.957% (LIBOR 1 Month + 1.50%) due 6/25/2057	395,674	398,916
[a,c]	Series 2017-6A Class A1, 4.00% due 8/27/2057	2,320,428	2,333,550
[a,c]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	2,829,161	2,852,324
[a,c]	Series 2018-2A Class A1, 4.50% due 2/25/2058	5,033,773	5,094,170
[a,c]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	2,943,605	2,949,339
[a,c]	OBX Trust, Whole Loan Securities Trust CMO, Series 2021-NQM2 Class A1, 1.101% due 5/25/2061	23,202,126	22,202,885
[a,c]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	53,361,152	51,408,132
	PRKCM Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-AFC1 Class A1, 1.51% due 8/25/2056	35,572,280	32,990,850
[a,c]	Series 2021-AFC2 Class A1, 2.071% due 11/25/2056	19,340,788	18,269,518
	RAMP Trust, Whole Loan Securities Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	475,451	474,875
[a,c]	Rate Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-J1 2.50% due 1/25/2052	55,711,051	53,251,258
[a,c]	RCKT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B3, 3.488% due 2/25/2050	3,192,877	3,029,153
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO,
	Series 2019-2 Class A1C, 2.75% due 9/25/2029	19,241,097	19,141,498
	Series 2019-3 Class A1C, 2.75% due 11/25/2029	3,325,926	3,297,106
22 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Series 2020-2 Class A1C, 2.00% due 9/25/2030	$ 29,312,327	$ 27,897,465
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[a]	Series 2013-6 Class B4, 3.511% due 5/25/2043	716,584	668,861
[a]	Series 2013-7 Class B4, 3.506% due 6/25/2043	647,772	642,346
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-3 Class A1, 2.703% due 9/25/2059	1,010,128	1,010,128
[a,c]	Series 2019-3 Class A3, 3.082% due 9/25/2059	1,755,356	1,755,356
[a,c]	Series 2020-2 Class A1, 1.381% due 5/25/2065	13,668,209	13,487,794
[a,c]	Series 2020-2 Class A2, 1.587% due 5/25/2065	2,655,726	2,624,626
[a,c]	Series 2020-2 Class A3, 1.895% due 5/25/2065	906,694	896,859
[a,c]	Series 2021-2 Class A1, 1.737% due 12/25/2061	17,800,887	17,424,297
[a,c]	Shellpoint Asset Funding Trust, Whole Loan Securities Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	1,042,700	1,015,362
[a,c]	Spruce Hill Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2020-SH1 Class A1, 2.521% due 1/28/2050	3,843,859	3,826,329
[a,c]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2021-5 Class A1, 1.92% due 9/25/2066	51,353,125	49,317,480
[a]	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Whole Loan Securities Trust CMO, Series 2003-9A Class 2A2, 2.328% due 3/25/2033	513,586	510,357
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	2,002,091	2,002,138
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	20,186,594	20,193,657
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	4,515,085	4,542,956
[a,c]	Series 2019-HY2 Class A1, 1.457% (LIBOR 1 Month + 1.00%) due 5/25/2058	16,181,512	16,181,509
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-3 Class A1, 2.784% due 7/25/2059	3,289,473	3,289,473
[a,c]	Series 2020-1 Class M1, 3.021% due 1/25/2060	5,000,000	4,971,810
[a,c]	Series 2020-2 Class M1, 5.36% due 5/25/2060	3,275,000	3,285,959
[a,c]	Series 2020-INV1 Class M1, 5.50% due 3/25/2060	900,000	901,350
[a,c]	Series 2021-R1 Class A1, 0.82% due 10/25/2063	11,621,759	11,397,953
[a,c]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1, 1.475% due 4/25/2065	7,638,665	7,534,761
[a,c]	WinWater Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B4, 3.876% due 3/20/2045	1,251,658	1,256,299
	Total Mortgage Backed (Cost $2,441,018,850)		2,346,381,954
	Asset Backed Securities — 19.7%
	Auto Receivables — 2.2%
[c]	ACC Auto Trust, Series 2021-A Class A, 1.08% due 4/15/2027	12,564,858	12,409,509
	ACC Trust,
[c]	Series 2020-A Class A, 6.00% due 3/20/2023	3,607,158	3,612,110
[c]	Series 2021-1 Class A, 0.74% due 11/20/2023	3,237,948	3,232,081
[c]	Series 2022-1 Class A, 1.19% due 9/20/2024	12,511,569	12,374,970
	American Credit Acceptance Receivables Trust,
[c]	Series 2020-2 Class C, 3.88% due 4/13/2026	11,500,000	11,587,051
[c]	Series 2020-2 Class D, 5.65% due 5/13/2026	4,250,000	4,362,865
	Arivo Acceptance Auto Loan Receivables Trust,
[c]	Series 2019-1 Class A, 2.99% due 7/15/2024	678,389	680,249
[c]	Series 2019-1 Class B, 3.37% due 6/15/2025	3,547,000	3,553,596
[c]	Series 2021-1A Class A, 1.19% due 1/15/2027	5,906,268	5,845,693
[c]	CarNow Auto Receivables Trust, Series 2021-2A Class A, 0.73% due 9/15/2023	6,281,688	6,269,115
[c]	Carvana Auto Receivables Trust, Series 2019-1A Class D, 3.88% due 10/15/2024	11,540,737	11,607,945
[c]	CIG Auto Receivables Trust, Series 2020-1A Class A, 0.68% due 10/12/2023	1,288,866	1,287,853
[c]	CPS Auto Receivables Trust, Series 2017-D Class D, 3.73% due 9/15/2023	238,152	238,288
[c]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	6,288,944	6,175,081
	Drive Auto Receivables Trust, Series 2019-1 Class D, 4.09% due 6/15/2026	11,066,974	11,160,349
[c]	DT Auto Owner Trust, Series 2019-4A Class D, 2.85% due 7/15/2025	7,500,000	7,467,945
[c]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	2,000,000	2,003,568
	FHF Trust,
[c]	Series 2020-1A Class A, 2.59% due 12/15/2023	4,350,741	4,355,007
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	15,537,992	15,128,260
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	12,148,362	11,711,934
[c]	Flagship Credit Auto Trust, Series 2019-2 Class D, 3.53% due 5/15/2025	3,500,000	3,513,595
[c]	GLS Auto Receivables Issuer Trust, Series 2020-3A Class B, 1.38% due 8/15/2024	3,197,345	3,195,867
[c]	Lendbuzz Securitization Trust, Series 2021-1A Class A, 1.46% due 6/15/2026	26,508,464	25,921,929
[c]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	5,853,368	5,818,866
[b,c]	Oscar US Funding Trust IX LLC, Series 2018-2A Class A4, 3.63% due 9/10/2025	1,033,872	1,037,399
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 23

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[b,c]	Oscar US Funding XI LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	$ 4,425,984	$ 4,432,450
[b,c]	Oscar US Funding XII LLC, Series 2021-1A Class A3, 0.70% due 4/10/2025	18,000,000	17,471,529
[c]	Tesla Auto Lease Trust, Series 2020-A Class A2, 0.55% due 5/22/2023	603,982	603,544
[c]	US Auto Funding, Series 2021-1A Class A, 0.79% due 7/15/2024	10,596,024	10,474,618
[c]	USASF Receivables LLC, Series 2020-1A Class A, 2.47% due 8/15/2023	1,167,510	1,167,609
[c]	Veros Auto Receivables Trust, Series 2021-1 Class A, 0.92% due 10/15/2026	7,567,209	7,467,464
			216,168,339
	Credit Card — 1.5%
[c]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	11,900,000	11,309,449
[c]	Brex Commercial Charge Card Master Trust, Series 2021-1 Class A, 2.09% due 7/15/2024	3,400,000	3,361,326
[c]	Continental Credit Card LLC, Series 2019-1A Class A, 3.83% due 8/15/2026	16,533,467	16,586,531
[c]	Continental Finance Credit Card ABS Master Trust, Series 2020-1A Class A, 2.24% due 12/15/2028	17,500,000	16,871,033
[c]	Genesis Sales Finance Master Trust, Series 2020-AA Class A, 1.65% due 9/22/2025	15,000,000	14,836,689
	Mercury Financial Credit Card Master Trust,
[c]	Series 2021-1A Class A, 1.54% due 3/20/2026	31,450,000	30,518,344
[c]	Series 2022-1A Class A, 2.50% due 9/21/2026	32,350,000	31,213,503
[c]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	21,455,000	20,918,241
			145,615,116
	Other Asset Backed — 13.0%
	Affirm Asset Securitization Trust,
[c]	Series 2020-A Class A, 2.10% due 2/18/2025	17,719,799	17,688,226
[c]	Series 2021-A, 0.88% due 8/15/2025	14,500,000	14,313,267
[c]	Amur Equipment Finance Receivables VI LLC, Series 2018-2A Class A2, 3.89% due 7/20/2022	116,424	116,535
[c]	Amur Equipment Finance Receivables VII LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	2,092,242	2,096,461
[c]	Amur Equipment Finance Receivables VIII LLC, Series 2020-1A Class A2, 1.68% due 8/20/2025	6,997,884	6,989,954
[c]	Amur Equipment Finance Receivables X LLC, Series 2022-1A 1.64% due 10/20/2027	37,500,000	36,528,684
	Appalachian Consumer Rate Relief Funding LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	1,611,114	1,610,516
	Aqua Finance Trust,
[c]	Series 2017-A Class A, 3.72% due 11/15/2035	1,015,582	1,015,789
[c]	Series 2019-A Class A, 3.14% due 7/16/2040	6,575,522	6,506,328
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	29,188,820	28,461,192
[c]	Series 2020-AA Class C, 3.97% due 7/17/2046	6,300,000	6,047,244
[c]	Series 2021-A Class A, 1.54% due 7/17/2046	18,203,159	17,348,867
[a,b,c]	Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1 1.50% (SOFR30A + 1.45%) due 1/15/2037	37,350,000	37,154,521
[c]	Arm Master Trust, Series 2021-T2 Class A, 1.42% due 1/15/2024	228,000	227,909
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	3,311,396	3,301,368
[a,c]	Bayview Opportunity Master Fund Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	1,052,078	1,039,475
	BHG Securitization Trust,
[c]	Series 2021-A Class A, 1.42% due 11/17/2033	23,201,851	22,327,188
[c]	Series 2021-B Class A, 0.90% due 10/17/2034	12,513,433	12,143,098
[c]	Series 2022-A 1.71% due 2/20/2035	38,288,289	37,488,593
[c]	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	1,418,421	1,406,227
[c]	CFG Investments Ltd., Series 2021-1 Class A, 4.70% due 5/20/2032	6,000,000	5,916,749
	Conn’s Receivables Funding LLC,
[c]	Series 2020-A Class A, 1.71% due 6/16/2025	621,865	621,647
[c]	Series 2021-A Class A, 1.05% due 5/15/2026	11,194,152	11,090,513
[c]	Crossroads Asset Trust, Series 2021-A Class A2, 0.82% due 3/20/2024	4,049,726	4,020,351
[c]	Dell Equipment Finance Trust, Series 2020-1 Class D, 5.92% due 3/23/2026	6,000,000	6,108,107
	Dext ABS LLC,
[c]	Series 2020-1 Class A, 1.46% due 2/16/2027	12,508,026	12,413,384
[c]	Series 2021-1 Class A, 1.12% due 2/15/2028	13,807,427	13,465,927
[c]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	36,000,000	32,595,836
[c]	Diamond Issuer, Series 2021-1A Class A, 2.305% due 11/20/2051	27,894,000	25,796,737
	Diamond Resorts Owner Trust,
[c]	Series 2018-1 Class A, 3.70% due 1/21/2031	2,974,385	2,993,101
[c]	Series 2019-1A Class A, 2.89% due 2/20/2032	7,165,193	7,152,988
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	3,682,874	3,020,222
	Entergy New Orleans Storm Recovery Funding I LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	4,706,300	4,659,732
[c]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	9,855,000	9,773,585
	Foundation Finance Trust,
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	419,271	420,099
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	8,493,036	8,487,479
24 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	$ 8,248,035	$ 8,242,818
[c]	Series 2020-1A Class B, 4.62% due 7/16/2040	3,000,000	3,016,766
[c]	Series 2021-1A Class A, 1.27% due 5/15/2041	24,795,784	23,446,949
[c]	Series 2021-2A Class A, 2.19% due 1/15/2042	17,068,229	16,461,169
	Freed ABS Trust,
[c]	Series 2021-1CP Class A, 0.66% due 3/20/2028	1,552,346	1,548,614
[c]	Series 2021-2 Class A, 0.68% due 6/19/2028	2,460,167	2,455,166
[c]	Goldman Home Improvement Trust, Series 2021-GRN2 Class A, 1.15% due 6/25/2051	24,824,444	23,713,970
[c]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	22,455,158	21,058,434
	GoodLeap Sustainable Home Solutions Trust,
[c]	Series 2021-3CS Class A, 2.10% due 5/20/2048	17,917,800	16,155,529
[c]	Series 2021-4GS Class A, 1.93% due 7/20/2048	11,924,161	10,665,316
[a,c]	Gracie Point International Funding, Series 2020-B Class A, 1.631% (LIBOR 1 Month + 1.40%) due 5/2/2023	14,174,446	14,202,073
[a,b,c]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 1.417% (LIBOR 1 Month + 1.02%) due 7/15/2039	28,050,000	27,608,830
	HERO Funding Trust,
[c]	Series 2015-1A Class A, 3.84% due 9/21/2040	3,096,972	3,113,559
[c]	Series 2017-2A Class A1, 3.28% due 9/20/2048	624,757	616,034
	Hilton Grand Vacations Trust,
[c]	Series 2019-AA Class A, 2.34% due 7/25/2033	5,913,275	5,812,433
[c]	Series 2020-AA Class A, 2.74% due 2/25/2039	1,200,970	1,171,665
[c]	HIN Timeshare Trust, Series 2020-A Class A, 1.39% due 10/9/2039	5,544,002	5,205,157
[c]	InStar Leasing III LLC, Series 2021-1A, 2.30% due 2/15/2054	9,448,252	8,353,985
	LendingPoint Asset Securitization Trust,
[c]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	50,250,000	50,104,415
[c]	Series 2021-A Class A, 1.00% due 12/15/2028	8,338,550	8,245,232
[c]	Series 2021-B Class A, 1.11% due 2/15/2029	11,121,114	10,962,596
	LendingPoint Pass-Through Trust,
[c]	4.00% due 5/15/2028	10,579,000	10,580,555
[c]	Series 2022-ST1 2.50% due 3/15/2028	10,144,646	9,924,308
	LL ABS Trust,
[c]	Series 2020-1A Class A, 2.33% due 1/17/2028	1,063,056	1,062,598
[c]	Series 2021-1A Class A, 1.07% due 5/15/2029	14,978,854	14,361,552
[c]	Loanpal Solar Loan Ltd., Series 2021-1GS Class A, 2.29% due 1/20/2048	19,110,003	17,473,419
	Marlette Funding Trust,
[c]	Series 2019-4A Class B, 2.95% due 12/17/2029	895,034	895,266
[c]	Series 2021-1A Class A, 0.60% due 6/16/2031	4,097,461	4,081,708
[a,b,c]	MF1 Ltd., Series 2022-FL8 1.40% (SOFR30A + 1.35%) due 2/19/2037	34,070,000	33,941,100
	Mosaic Solar Loan Trust,
[c]	Series 2019-1A Class A, 4.37% due 12/21/2043	1,412,844	1,404,426
[c]	Series 2021 Class A, 2.10% due 4/20/2046	4,620,305	4,361,074
[c]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class AT1, 1.426% due 8/15/2053	65,590,000	64,211,554
	NRZ Advance Receivables Trust,
[c]	Series 2020-T2 Class AT2, 1.475% due 9/15/2053	40,000,000	38,884,712
[c]	Series 2020-T2 Class BT2, 1.724% due 9/15/2053	3,000,000	2,915,754
[c]	Series 2020-T3 Class AT3, 1.317% due 10/15/2052	17,400,000	17,326,266
[c]	Ocwen Master Advance Receivables Trust, Series 2020-T1 Class AT1, 1.278% due 8/15/2052	52,486,579	52,488,101
	Oportun Funding LLC,
[c]	3.25% due 6/15/2029	27,175,000	27,108,201
[c]	Series 2019-A Class B, 3.87% due 8/8/2025	7,500,000	7,501,718
[c]	Series 2020-1 Class A, 2.20% due 5/15/2024	149,054	149,028
	Pagaya AI Debt Selection Trust,
[c]	Series 2020-3 Class A, 2.10% due 5/17/2027	1,308,167	1,306,384
[c]	Series 2021-1 Class A, 1.18% due 11/15/2027	23,829,892	23,481,578
[c]	Series 2021-3 Class A, 1.15% due 5/15/2029	24,757,059	24,258,588
[c]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	12,492,094	12,100,339
[c]	Pagaya AI Debt Trust, Series 2022-1 2.03% due 10/15/2029	29,010,000	28,478,715
	Pawnee Equipment Receivables LLC,
[c]	Series 2019-1 Class A2, 2.29% due 10/15/2024	5,199,956	5,205,271
[c]	Series 2020-1 Class A, 1.37% due 11/17/2025	4,913,782	4,882,652
[c]	Series 2021-1, 1.10% due 7/15/2027	8,500,000	8,226,541
[c]	PFS Financing Corp., Series 2020-B Class A, 1.21% due 6/15/2024	15,600,000	15,590,957
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	SCF Equipment Leasing LLC,
[c]	Series 2019-2A Class A1, 2.22% due 6/20/2024	$ 506,633	$ 506,747
[c]	Series 2019-2A Class C, 3.11% due 6/21/2027	3,000,000	2,949,045
[c]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	22,148,298	21,208,797
[c]	Sierra Timeshare Receivables Funding LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	1,168,721	1,171,388
	SoFi Consumer Loan Program Trust,
[c]	Series 2018-3 Class C, 4.67% due 8/25/2027	7,689,497	7,708,691
[c]	Series 2019-1 Class D, 4.42% due 2/25/2028	2,955,000	2,964,766
[c]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	37,419,179	37,370,411
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	6,000,000	5,610,206
	Theorem Funding Trust,
[c]	Series 2020-1A Class A, 2.48% due 10/15/2026	554,369	554,384
[c]	Series 2021-1A Class A, 1.21% due 12/15/2027	15,207,018	14,969,989
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-1 Class A1, 2.75% due 10/25/2056	1,011,390	1,011,376
[a,c]	Series 2018-1 Class A1, 3.00% due 1/25/2058	497,825	496,010
[a,c]	Series 2018-3 Class A1, 3.75% due 5/25/2058	3,460,209	3,455,893
	Upstart Pass-Through Trust,
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	859,196	855,160
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	4,172,560	4,146,839
[c]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	3,402,718	3,285,252
[c]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	6,194,689	5,952,968
[c]	Series 2021-ST8, 1.75% due 10/20/2029	7,966,394	7,587,214
	Upstart Securitization Trust,
[c]	Series 2019-2 Class B, 3.734% due 9/20/2029	1,296,668	1,297,232
[c]	Series 2019-3 Class B, 3.829% due 1/21/2030	1,091,323	1,092,969
[c]	Series 2020-1 Class B, 3.093% due 4/22/2030	3,250,000	3,251,007
[c]	Series 2020-3 Class A, 1.702% due 11/20/2030	4,783,690	4,767,844
[c]	Series 2021-1 Class A, 0.87% due 3/20/2031	4,356,647	4,289,014
[c]	Series 2021-2 Class A, 0.91% due 6/20/2031	5,358,007	5,264,821
[c]	Series 2021-4 Class A, 0.84% due 9/20/2031	7,307,746	7,105,481
			1,245,584,478
	Student Loan — 3.0%
	College Ave Student Loans LLC,
[a,c]	Series 2021-A Class A1, 1.557% (LIBOR 1 Month + 1.10%) due 7/25/2051	10,972,208	10,919,880
[c]	Series 2021-A Class A2, 1.60% due 7/25/2051	2,537,346	2,368,133
[a,c]	Series 2021-C Class A1, 1.357% (LIBOR 1 Month + 0.90%) due 7/26/2055	16,613,966	16,328,721
	Commonbond Student Loan Trust,
[c]	Series 18-CGS Class A1, 3.87% due 2/25/2046	2,350,920	2,364,451
[c]	Series 2020-1 Class A, 1.69% due 10/25/2051	16,802,214	16,272,790
[c]	Series 2021-AGS Class A, 1.20% due 3/25/2052	11,729,139	11,162,957
[c]	Series 2021-BGS Class A, 1.17% due 9/25/2051	13,643,484	12,709,135
[a,c]	Navient Private Education Loan Trust, Series 2015-AA Class A2B, 1.597% (LIBOR 1 Month + 1.20%) due 12/15/2028	1,243,295	1,242,331
	Navient Private Education Refi Loan Trust,
[a,c]	Series 2019-D Class A2B, 1.447% (LIBOR 1 Month + 1.05%) due 12/15/2059	11,222,197	11,129,056
[c]	Series 2021-A Class A, 0.84% due 5/15/2069	4,211,361	4,021,973
	Navient Student Loan Trust,
[a]	Series 2014-1 Class A3, 0.967% (LIBOR 1 Month + 0.51%) due 6/25/2031	6,073,285	5,954,213
[a,c]	Series 2016-6A Class A2, 1.207% (LIBOR 1 Month + 0.75%) due 3/25/2066	4,021,231	4,014,883
[a,c]	Series 2019-BA Class A2B, 1.377% (LIBOR 1 Month + 0.98%) due 12/15/2059	1,787,745	1,791,693
[a,c]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 2.207% (LIBOR 1 Month + 1.75%) due 12/26/2040	934,832	936,571
	Nelnet Student Loan Trust,
[a,c]	Series 2013-1A Class A, 1.057% (LIBOR 1 Month + 0.60%) due 6/25/2041	3,961,155	3,883,436
[a,c]	Series 2015-2A Class A2, 1.057% (LIBOR 1 Month + 0.60%) due 9/25/2047	28,798,476	28,253,389
[a,c]	Series 2015-3A Class A2, 1.057% (LIBOR 1 Month + 0.60%) due 2/27/2051	1,929,490	1,902,888
[a,c]	Series 2021-CA Class AFL, 1.189% (LIBOR 1 Month + 0.74%) due 4/20/2062	16,559,716	16,329,543
[a,c]	Series 2021-DA Class AFL, 1.139% (LIBOR 1 Month + 0.69%) due 4/20/2062	23,108,627	22,758,989
[a,c]	Pennsylvania Higher Education Assistance Agency, Student Loan Trust, Series 2012-1A Class A1, 1.007% (LIBOR 1 Month + 0.55%) due 5/25/2057	920,850	906,806
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 1.707% (LIBOR 1 Month + 1.25%) due 7/25/2051	4,858,051	4,781,921
26 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	SLM Student Loan Trust,
[a]	Series 2011-2 Class A2, 1.657% (LIBOR 1 Month + 1.20%) due 10/25/2034	$ 12,584,624	$ 12,699,687
[a]	Series 2013-6 Class A3, 1.107% (LIBOR 1 Month + 0.65%) due 6/26/2028	29,727,536	29,331,297
	SMB Private Education Loan Trust,
[a,c]	Series 2015-A Class A3, 1.897% (LIBOR 1 Month + 1.50%) due 2/17/2032	8,377,359	8,379,097
[a,c]	Series 2017-B 1.147% (LIBOR 1 Month + 0.75%) due 10/15/2035	1,285,102	1,273,723
[a,c]	Series 2021-A Class A1, 0.897% (LIBOR 1 Month + 0.50%) due 1/15/2053	1,834,333	1,832,854
[a,c]	Series 2021-D Class A1B, 0.997% (LIBOR 1 Month + 0.60%) due 3/17/2053	10,312,799	10,144,183
[a,c]	Series 2021-E Class A1B, 1.027% (LIBOR 1 Month + 0.63%) due 2/15/2051	30,794,420	30,169,547
[c]	SoFi Professional Loan Program LLC, Series 2017-E Class A2B, 2.72% due 11/26/2040	1,250,014	1,250,495
[a,c]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 1.149% (LIBOR 1 Month + 0.70%) due 11/20/2061	8,618,340	8,532,048
			283,646,690
	Total Asset Backed Securities (Cost $1,930,816,847)		1,891,014,623
	Corporate Bonds — 39.9%
	Automobiles & Components — 1.4%
	Auto Components — 0.0%
[b]	Aptiv plc/Aptiv Corp., 2.396% due 2/18/2025	5,434,000	5,295,977
	Automobiles — 1.4%
[a,b,c]	BMW Finance NV, 1.185% (LIBOR 3 Month + 0.79%) due 8/12/2022	25,800,000	25,849,020
	BMW US Capital LLC,
[a,c]	0.566% (SOFRINDX + 0.38%) due 8/12/2024	18,065,000	17,958,055
[c]	2.95% due 4/14/2022	1,894,000	1,895,364
	Daimler Finance North America LLC,
[c]	2.125% due 3/10/2025	16,900,000	16,325,738
[c]	3.70% due 5/4/2023	4,725,000	4,788,079
[a,c]	Daimler Trucks Finance North America LLC, 1.015% (SOFR + 0.75%) due 12/13/2024	10,414,000	10,326,835
	Hyundai Capital America,
[c]	0.875% due 6/14/2024	8,710,000	8,238,876
[c]	1.00% due 9/17/2024	4,639,000	4,365,856
[c]	1.65% due 9/17/2026	2,105,000	1,919,634
[c]	1.80% due 10/15/2025 - 1/10/2028	9,765,000	8,906,350
[c]	2.375% due 2/10/2023	11,460,000	11,416,452
[c]	2.75% due 9/27/2026	3,477,000	3,314,763
	Hyundai Capital Services, Inc.,
[b,c]	1.25% due 2/8/2026	2,970,000	2,737,300
[b,c]	3.75% due 3/5/2023	2,029,000	2,049,980
[b,c]	Kia Corp., 2.375% due 2/14/2025	9,800,000	9,550,884
[a,c]	Nissan Motor Acceptance Co. LLC, 0.894% (LIBOR 3 Month + 0.65%) due 7/13/2022	1,560,000	1,560,078
			136,499,241
	Banks — 1.0%
	Banks — 1.0%
[a]	Capital One NA, 1.159% (LIBOR 3 Month + 0.82%) due 8/8/2022	28,150,000	28,183,498
[a]	Citizens Bank NA/Providence RI, 1.933% (LIBOR 3 Month + 0.95%) due 3/29/2023	20,500,000	20,594,710
[a,b,c]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	12,348,000	11,289,036
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	6,823,000	6,650,787
	3.45% due 6/2/2025	4,453,000	4,438,706
	4.40% due 7/13/2027	4,940,000	5,025,116
	Sumitomo Mitsui Trust Bank Ltd.,
[b,c]	0.80% due 9/12/2023	14,760,000	14,357,938
[b,c]	0.85% due 3/25/2024	6,550,000	6,275,752
			96,815,543
	Capital Goods — 0.8%
	Aerospace & Defense — 0.3%
	Boeing Co., 2.196% due 2/4/2026	6,256,000	5,919,114
	Teledyne Technologies, Inc.,
	2.25% due 4/1/2028	14,013,000	12,999,860
	2.75% due 4/1/2031	7,501,000	6,949,902
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Industrial Conglomerates — 0.0%
	Trane Technologies Co. LLC, 6.391% due 11/15/2027	$ 3,000,000	$ 3,313,560
	Machinery — 0.5%
	Flowserve Corp., 3.50% due 10/1/2030	8,414,000	7,972,013
[c]	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	17,717,000	16,014,042
	nVent Finance Sarl,
[b]	2.75% due 11/15/2031	10,462,000	9,400,839
[b]	4.55% due 4/15/2028	7,023,000	7,240,643
	Westinghouse Air Brake Technologies Corp., 4.40% due 3/15/2024	3,853,000	3,925,398
			73,735,371
	Commercial & Professional Services — 0.2%
	Commercial Services & Supplies — 0.1%
	Quanta Services, Inc., 0.95% due 10/1/2024	9,321,000	8,843,299
	Hotels, Restaurants & Leisure — 0.0%
[c]	Magallanes, Inc., 3.428% due 3/15/2024	4,090,000	4,112,454
	Information Technology Services — 0.1%
[c]	S&P Global, Inc., 2.70% due 3/1/2029	7,000,000	6,784,050
			19,739,803
	Consumer Durables & Apparel — 0.2%
	Household Durables — 0.2%
	Panasonic Corp.,
[b,c,e]	2.536% due 7/19/2022	16,810,000	16,849,672
[b,c]	2.679% due 7/19/2024	2,000,000	1,976,740
			18,826,412
	Consumer Services — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
[a]	Starbucks Corp., 0.608% (SOFRINDX + 0.42%) due 2/14/2024	1,538,000	1,539,723
			1,539,723
	Diversified Financials — 8.2%
	Capital Markets — 2.1%
	Blackstone Private Credit Fund,
[c]	2.625% due 12/15/2026	8,137,000	7,302,469
[c]	3.25% due 3/15/2027	3,543,000	3,252,899
[a]	Charles Schwab Corp., 0.77% (SOFRINDX + 0.50%) due 3/18/2024	18,814,000	18,743,071
	Hercules Capital, Inc.,
	2.625% due 9/16/2026	14,120,000	12,930,814
	3.375% due 1/20/2027	7,458,000	7,010,073
	Legg Mason, Inc., 4.75% due 3/15/2026	5,000,000	5,273,850
[b,c]	LSEGA Financing plc, 1.375% due 4/6/2026	9,720,000	8,949,593
	Main Street Capital Corp., 3.00% due 7/14/2026	8,163,000	7,599,671
	Owl Rock Capital Corp.,
	2.625% due 1/15/2027	2,081,000	1,873,836
	2.875% due 6/11/2028	20,499,000	17,937,035
[c]	Owl Rock Capital Corp. III, 3.125% due 4/13/2027	16,243,000	14,369,208
	Owl Rock Core Income Corp.,
[c]	3.125% due 9/23/2026	19,056,000	17,256,732
[c]	4.70% due 2/8/2027	4,870,000	4,685,914
[c]	5.50% due 3/21/2025	6,810,000	6,792,362
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	10,556,000	9,527,846
[c]	3.75% due 6/17/2026	12,276,000	11,710,936
[c]	4.75% due 12/15/2025	17,883,000	17,644,441
	Sixth Street Specialty Lending, Inc.,
	2.50% due 8/1/2026	2,591,000	2,390,819
	3.875% due 11/1/2024	14,960,000	14,930,828
	SLR Investment Corp., 4.50% due 1/20/2023	13,191,000	13,292,307
	Consumer Finance — 0.2%
[a,c]	Wells Fargo Bank NA, 1.00% (LIBOR 3 Month + 0.20%) due 5/18/2022	14,750,000	14,740,412
28 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Diversified Financial Services — 5.6%
	Antares Holdings LP,
[c]	2.75% due 1/15/2027	$ 7,360,000	$ 6,498,659
[c]	3.75% due 7/15/2027	8,520,000	7,860,893
[c]	3.95% due 7/15/2026	14,391,000	13,405,073
[c]	6.00% due 8/15/2023	10,075,000	10,328,588
	Bank of America Corp.,
[a]	0.909% (BSBY3M + 0.43%) due 5/28/2024	5,093,000	5,083,374
[a]	0.976% (SOFR + 0.69%) due 4/22/2025	9,525,000	9,126,379
[a]	1.197% (SOFR + 1.01%) due 10/24/2026	3,035,000	2,808,468
[a]	1.734% (SOFR + 0.96%) due 7/22/2027	3,632,000	3,376,162
[a]	2.572% (SOFR + 1.21%) due 10/20/2032	6,371,000	5,802,516
[a,b]	Barclays plc, 1.839% (LIBOR 3 Month + 1.38%) due 5/16/2024	17,500,000	17,624,250
	BNP Paribas SA,
[a,b,c]	1.323% (SOFR + 1.00%) due 1/13/2027	7,000,000	6,376,300
[a,b,c]	2.159% (SOFR + 1.22%) due 9/15/2029	3,650,000	3,254,741
[a,b,c]	2.219% (SOFR + 2.07%) due 6/9/2026	4,800,000	4,561,104
[a]	Charles Schwab Corp., 1.209% (SOFRINDX + 1.05%) due 3/3/2027	33,148,000	33,225,566
	Citigroup Mortgage Loan Trust,
[a]	0.834% (SOFR + 0.67%) due 5/1/2025	5,753,000	5,687,013
[a]	1.023% (SOFR + 0.77%) due 6/9/2027	17,355,000	16,987,421
[a]	1.462% (SOFR + 0.77%) due 6/9/2027	11,526,000	10,612,334
[a]	3.106% (SOFR + 2.84%) due 4/8/2026	4,265,000	4,229,131
	3.40% due 5/1/2026	2,425,000	2,445,685
[a]	4.412% (SOFR + 3.91%) due 3/31/2031	10,815,000	11,261,443
	Deutsche Bank AG,
[b]	0.898% due 5/28/2024	10,952,000	10,439,884
[b]	0.962% due 11/8/2023	4,850,000	4,712,357
[a,b]	1.738% (LIBOR 3 Month + 1.23%) due 2/27/2023	17,100,000	17,195,076
[a,b]	2.311% (SOFR + 1.22%) due 11/16/2027	4,850,000	4,462,194
	Goldman Sachs Group, Inc.,
[a]	0.65% (SOFR + 0.50%) due 7/16/2024	14,450,000	13,691,953
[a]	0.751% (SOFR + 0.50%) due 9/10/2024	10,786,000	10,667,678
[a]	0.836% (SOFR + 0.70%) due 1/24/2025	6,322,000	6,264,217
[a]	0.856% (SOFR + 0.62%) due 12/6/2023	5,123,000	5,099,998
[a]	1.052% (SOFR + 0.92%) due 10/21/2027	6,991,000	6,858,800
[a]	1.071% (SOFR + 0.82%) due 9/10/2027	10,881,000	10,630,302
	3.00% due 3/15/2024	6,942,000	6,934,641
	HSBC Holdings plc,
[a,b]	0.782% (SOFR + 0.58%) due 11/22/2024	1,585,000	1,570,561
[a,b]	1.589% (SOFR + 1.29%) due 5/24/2027	6,100,000	5,579,914
[a,b]	1.645% (SOFR + 1.54%) due 4/18/2026	3,025,000	2,851,577
[a,b]	2.013% (SOFR + 1.73%) due 9/22/2028	9,550,000	8,667,962
[a,b]	2.099% (SOFR + 1.93%) due 6/4/2026	6,800,000	6,464,964
[a,b]	2.206% (SOFR + 1.29%) due 8/17/2029	3,500,000	3,152,800
[a,b]	2.251% (SOFR + 1.10%) due 11/22/2027	3,430,000	3,195,457
	JPMorgan Chase & Co.,
[a]	0.851% (SOFR + 0.60%) due 12/10/2025	6,825,000	6,751,495
[a]	1.02% (SOFR + 0.89%) due 4/22/2027	10,389,000	10,228,594
[a]	1.045% (SOFR + 0.80%) due 11/19/2026	5,982,000	5,530,359
[a]	2.069% (SOFR + 1.02%) due 6/1/2029	4,897,000	4,501,665
[a]	2.545% (SOFR + 1.18%) due 11/8/2032	4,917,000	4,487,992
[a]	0.851% (SOFR + 0.58%) due 6/23/2025	29,209,000	28,912,529
[a,b]	Lloyds Banking Group plc, 3.87% (H15T1Y + 3.50%) due 7/9/2025	3,500,000	3,532,620
	Mitsubishi UFJ Financial Group, Inc.,
[a,b]	0.953% (H15T1Y + 0.55%) due 7/19/2025	14,075,000	13,357,738
[a,b]	1.538% (H15T1Y + 0.75%) due 7/20/2027	4,800,000	4,411,584
[a,b]	1.64% (H15T1Y + 0.67%) due 10/13/2027	6,750,000	6,205,680
[b]	2.623% due 7/18/2022	10,800,000	10,842,768
	Mizuho Financial Group, Inc.,
[a,b]	1.128% (LIBOR 3 Month + 0.63%) due 5/25/2024	4,854,000	4,854,485
[a,b]	2.226% (LIBOR 3 Month + 0.83%) due 5/25/2026	4,800,000	4,605,072
[a,b]	3.922% (LIBOR 3 Month + 1.00%) due 9/11/2024	10,850,000	10,974,449
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Morgan Stanley,
[a]	0.791% (SOFR + 0.51%) due 1/22/2025	$ 11,785,000	$ 11,314,307
[a]	1.164% (SOFR + 0.56%) due 10/21/2025	9,635,000	9,156,719
[c]	National Securities Clearing Corp., 1.50% due 4/23/2025	7,000,000	6,699,070
	Natwest Group plc,
[a,b]	1.642% ( H15T1Y + 0.90%) due 6/14/2027	3,000,000	2,742,510
[a,b]	1.976% (LIBOR 3 Month + 1.47%) due 5/15/2023	1,952,000	1,954,089
	Societe Generale SA,
[a,b,c]	1.178% (SOFR + 1.05%) due 1/21/2026	6,400,000	6,300,608
[a,b,c]	1.792% (H15T1Y + 1.00%) due 6/9/2027	4,933,000	4,468,361
[b,c]	2.625% due 1/22/2025	4,000,000	3,860,680
[b,c]	3.875% due 3/28/2024	8,000,000	8,026,240
[b,c]	4.25% due 9/14/2023	9,000,000	9,126,630
	Sumitomo Mitsui Financial Group, Inc.,
[b]	0.948% due 1/12/2026	11,650,000	10,650,080
[a,b]	0.984% (SOFR + 0.88%) due 1/14/2027	19,486,000	19,421,696
[a,b,c]	UBS AG, 0.626% (SOFR + 0.45%) due 8/9/2024	2,800,000	2,777,320
[a,b,c]	UBS Group AG, 1.494% (H15T1Y + 0.85%) due 8/10/2027	7,121,000	6,488,014
	Western Union Co., 2.85% due 1/10/2025	7,256,000	7,169,726
	Insurance — 0.3%
[c]	Global Atlantic Fin Co., 4.40% due 10/15/2029	27,285,000	27,208,875
			783,772,506
	Energy — 2.1%
	Energy Equipment & Services — 0.0%
[c]	Hanwha Energy USA Holdings Corp., 2.375% due 7/30/2022	5,100,000	5,096,277
[b,c,f,g]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	3,997,362	270,222
	Oil, Gas & Consumable Fuels — 2.1%
[a]	BP Capital Markets America, Inc., 1.578% (LIBOR 3 Month + 0.65%) due 9/19/2022	6,771,000	6,770,255
	Buckeye Partners LP, 4.15% due 7/1/2023	7,000,000	7,025,690
[c]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	9,168,000	9,392,066
	EQM Midstream Partners LP, Series 5Y, 4.75% due 7/15/2023	3,853,000	3,881,319
	Florida Gas Transmission Co. LLC,
[c]	2.30% due 10/1/2031	10,778,000	9,544,889
[c]	3.875% due 7/15/2022	10,435,000	10,444,704
	Galaxy Pipeline Assets Bidco Ltd.,
[b,c]	1.75% due 9/30/2027	37,050,033	35,579,888
[b,c]	2.16% due 3/31/2034	10,040,000	9,256,278
[b,c]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	32,475,000	13,477,125
	Gray Oak Pipeline LLC,
[c]	2.00% due 9/15/2023	7,678,000	7,564,596
[c]	3.45% due 10/15/2027	12,955,000	12,497,300
[b,c]	Lukoil International Finance BV, 4.563% due 4/24/2023	3,000,000	1,740,000
[c]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	16,535,000	16,736,065
	SA Global Sukuk Ltd.,
[b,c]	0.946% due 6/17/2024	14,331,000	13,713,477
[b,c]	1.602% due 6/17/2026	16,124,000	15,161,881
[b,c]	Saudi Arabian Oil Co., 2.75% due 4/16/2022	3,674,000	3,674,735
[b,c]	Sinopec Group Overseas Development 2018 Ltd., 3.75% due 9/12/2023	11,800,000	11,965,318
[c]	Tennessee Gas Pipeline Co. LLC, 2.90% due 3/1/2030	11,946,000	11,200,092
			204,992,177
	Food & Staples Retailing — 0.3%
	Food & Staples Retailing — 0.3%
	7-Eleven, Inc.,
[c]	0.625% due 2/10/2023	5,947,000	5,855,179
[c]	0.80% due 2/10/2024	18,780,000	18,041,758
	Walgreens Boots Alliance, Inc., 3.20% due 4/15/2030	5,024,000	4,901,816
			28,798,753
	Food, Beverage & Tobacco — 0.6%
	Beverages — 0.3%
[b,c]	Becle SAB de CV, 2.50% due 10/14/2031	28,038,000	24,974,007
30 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Food Products — 0.1%
[a]	General Mills, Inc., 1.249% (LIBOR 3 Month + 1.01%) due 10/17/2023	$ 2,475,000	$ 2,503,067
	Ingredion, Inc., 2.90% due 6/1/2030	9,725,000	9,164,159
	Tobacco — 0.2%
	BAT Capital Corp.,
	2.726% due 3/25/2031	2,950,000	2,602,667
	3.557% due 8/15/2027	5,838,000	5,681,133
	BAT International Finance plc,
[b]	1.668% due 3/25/2026	4,764,000	4,379,259
[b,c]	3.95% due 6/15/2025	3,000,000	2,991,870
			52,296,162
	Health Care Equipment & Services — 1.0%
	Health Care Equipment & Supplies — 0.1%
[b,c]	Olympus Corp., 2.143% due 12/8/2026	14,061,000	13,267,538
	Health Care Providers & Services — 0.9%
	AmerisourceBergen Corp.,
	0.737% due 3/15/2023	14,719,000	14,507,046
	2.80% due 5/15/2030	5,311,000	4,994,836
	Catholic Health Initiatives, 2.95% due 11/1/2022	7,000,000	7,042,000
[c]	Highmark, Inc., 1.45% due 5/10/2026	25,450,000	23,550,921
	Humana, Inc., 0.65% due 8/3/2023	15,869,000	15,481,003
	Laboratory Corp. of America Holdings, 1.55% due 6/1/2026	19,555,000	18,231,909
			97,075,253
	Household & Personal Products — 0.0%
	Household Products — 0.0%
[b,c]	Kimberly-Clark de Mexico SAB de CV, 3.80% due 4/8/2024	3,900,000	3,932,487
			3,932,487
	Insurance — 6.1%
	Insurance — 6.1%
[b,c]	AIA Group Ltd., 3.375% due 4/7/2030	4,800,000	4,777,776
[b,c]	Ascot Group Ltd., 4.25% due 12/15/2030	7,747,000	7,654,346
[c]	Belrose Funding Trust, 2.33% due 8/15/2030	9,685,000	8,485,028
	Brighthouse Financial Global Funding,
[a,c]	0.867% (SOFR + 0.76%) due 4/12/2024	7,247,000	7,262,508
[c]	1.55% due 5/24/2026	7,538,000	6,981,394
[c]	2.00% due 6/28/2028	10,733,000	9,593,585
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	10,707,000	11,796,972
[c]	CNO Global Funding, 1.65% due 1/6/2025	14,773,000	14,082,805
[b,c]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	10,260,000	10,246,765
	Enstar Group Ltd.,
[b]	3.10% due 9/1/2031	8,016,000	7,177,767
[b]	4.95% due 6/1/2029	16,116,000	16,725,346
	Equitable Financial Life Global Funding,
[c]	1.00% due 1/9/2026	8,665,000	7,957,156
[c]	1.30% due 7/12/2026	9,820,000	9,024,285
[c]	1.40% due 7/7/2025 - 8/27/2027	19,048,000	17,595,767
[c]	1.80% due 3/8/2028	10,616,000	9,551,534
	F&G Global Funding,
[c]	1.75% due 6/30/2026	32,026,000	29,731,978
[c]	2.00% due 9/20/2028	17,963,000	16,074,011
[c]	2.30% due 4/11/2027	10,870,000	10,164,320
	Fairfax Financial Holdings Ltd.,
[b]	3.375% due 3/3/2031	5,261,000	4,926,506
[b]	4.625% due 4/29/2030	11,984,000	12,347,115
[b,c]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	17,531,000	19,264,640
	Fidelity National Financial, Inc., 3.40% due 6/15/2030	11,286,000	10,859,728
	First American Financial Corp., 4.00% due 5/15/2030	4,845,000	4,864,235
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	GA Global Funding Trust,
[a,c]	0.755% (SOFR + 0.50%) due 9/13/2024	$ 14,424,000	$ 14,210,813
[c]	1.00% due 4/8/2024	1,390,000	1,330,703
[c]	2.25% due 1/6/2027	11,420,000	10,665,024
	Horace Mann Educators Corp., 4.50% due 12/1/2025	4,800,000	4,936,080
[c]	Jackson National Life Global Funding, 3.25% due 1/30/2024	10,000,000	10,062,000
	Mercury General Corp., 4.40% due 3/15/2027	2,901,000	2,980,864
	Metropolitan Life Global Funding I,
[a,c]	0.418% (SOFR + 0.32%) due 1/7/2024	14,683,000	14,600,041
[c]	3.30% due 3/21/2029	4,000,000	3,970,920
[a,c]	Nationwide Mutual Insurance Co., 3.116% (LIBOR 3 Month + 2.29%) due 12/15/2024	16,096,000	16,101,473
	New York Life Global Funding,
[a,c]	0.378% (SOFR + 0.22%) due 2/2/2023	14,125,000	14,102,259
[a,c]	0.728% (SOFR + 0.48%) due 6/9/2026	49,075,000	48,496,406
	Pacific Life Global Funding II,
[a,c]	0.856% (SOFR + 0.62%) due 6/4/2026	13,475,000	13,299,286
[a,c]	1.00% (SOFRINDX + 0.80%) due 3/30/2025	10,506,000	10,484,988
[a,c]	Principal Life Global Funding II, 0.557% (SOFR + 0.45%) due 4/12/2024	6,725,000	6,710,676
[c]	Protective Life Corp., 3.40% due 1/15/2030	19,740,000	19,513,187
	Protective Life Global Funding,
[c]	1.618% due 4/15/2026	14,716,000	13,816,264
[c]	3.218% due 3/28/2025	4,000,000	3,992,800
	Reliance Standard Life Global Funding II,
[c]	1.512% due 9/28/2026	10,762,000	9,903,946
[c]	2.75% due 5/7/2025	13,490,000	13,254,060
[c]	3.85% due 9/19/2023	9,950,000	10,085,021
	RGA Global Funding,
[c]	2.00% due 11/30/2026	2,734,000	2,592,406
[c]	2.70% due 1/18/2029	11,803,000	11,158,438
[c]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	8,173,713
[c]	Security Benefit Global Funding, 1.25% due 5/17/2024	37,488,000	35,823,533
[b]	Sompo International Holdings Ltd., 4.70% due 10/15/2022	5,000,000	5,070,650
	Stewart Information Services Corp., 3.60% due 11/15/2031	21,476,000	19,632,715
	Semiconductors & Semiconductor Equipment — 0.0%
	TSMC Global Ltd.,
[b,c]	1.00% due 9/28/2027	2,750,000	2,430,780
[b,c]	1.75% due 4/23/2028	1,450,000	1,321,197
			585,865,810
	Materials — 1.0%
	Chemicals — 0.3%
[c]	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 5.125% due 4/1/2025	9,870,000	10,411,172
[b,c]	OCP SA, 5.625% due 4/25/2024	8,555,000	8,793,000
	Phosagro OAO Via Phosagro Bond Funding DAC,
[b,c]	3.05% due 1/23/2025	2,525,000	707,000
[b,c]	3.949% due 4/24/2023	29,098,000	8,147,440
	Construction Materials — 0.1%
	Martin Marietta Materials, Inc., 0.65% due 7/15/2023	14,635,000	14,288,297
	Containers & Packaging — 0.3%
[b,c]	CCL Industries, Inc., 3.05% due 6/1/2030	9,810,000	9,215,220
[c]	Graphic Packaging International LLC, 1.512% due 4/15/2026	6,873,000	6,317,661
[c]	Silgan Holdings, Inc., 1.40% due 4/1/2026	10,204,000	9,317,885
	Metals & Mining — 0.3%
[b]	AngloGold Ashanti Holdings plc, 3.375% due 11/1/2028	23,500,000	21,919,155
[b,c]	Metalloinvest Finance DAC, Series 2022-1A Class A, 3.375% due 10/22/2028	12,700,000	2,540,000
[b,c]	Newcrest Finance Pty Ltd., 3.25% due 5/13/2030	2,961,000	2,835,513
			94,492,343
	Media & Entertainment — 0.1%
	Media — 0.1%
[c]	Magallanes, Inc., 3.528% due 3/15/2024	10,415,000	10,411,459
			10,411,459
32 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Pharmaceuticals, Biotechnology & Life Sciences — 0.4%
	Biotechnology — 0.2%
	Bio-Rad Laboratories, Inc., 3.30% due 3/15/2027	$ 5,820,000	$ 5,747,134
	Gilead Sciences, Inc., 0.75% due 9/29/2023	5,113,000	4,990,390
	Regeneron Pharmaceuticals, Inc., 1.75% due 9/15/2030	8,132,000	7,044,101
[b]	Royalty Pharma plc, 1.20% due 9/2/2025	7,532,000	6,968,832
	Pharmaceuticals — 0.2%
[a,b]	AstraZeneca plc, 1.134% (LIBOR 3 Month + 0.67%) due 8/17/2023	10,524,000	10,548,310
[c]	Bayer US Finance II LLC, 4.25% due 12/15/2025	2,500,000	2,545,600
	Viatris, Inc., 2.30% due 6/22/2027	4,935,000	4,492,479
			42,336,846
	Real Estate — 1.7%
	Equity Real Estate Investment Trusts — 1.6%
	American Tower Corp.,
	1.45% due 9/15/2026	4,969,000	4,545,542
	1.50% due 1/31/2028	15,000,000	13,259,850
	2.40% due 3/15/2025	7,375,000	7,185,241
	3.375% due 5/15/2024	5,475,000	5,495,422
[d]	3.65% due 3/15/2027	6,380,000	6,369,792
[d]	4.05% due 3/15/2032	3,414,000	3,424,276
	Crown Castle International Corp.,
	1.05% due 7/15/2026	14,604,000	13,218,811
	2.10% due 4/1/2031	22,231,000	19,257,159
	Extra Space Storage LP, 3.90% due 4/1/2029	4,920,000	4,937,515
	SBA Tower Trust,
[c]	1.631% due 5/15/2051	26,000,000	24,433,359
[c]	1.84% due 4/15/2027	8,140,000	7,434,078
[c]	2.836% due 1/15/2050	12,525,000	12,320,991
[c]	3.448% due 3/15/2048	2,085,000	2,085,293
	Service Properties Trust,
	4.35% due 10/1/2024	10,161,000	9,821,521
	4.65% due 3/15/2024	4,233,000	4,070,749
	5.25% due 2/15/2026	4,020,000	3,801,634
	Vornado Realty LP,
	2.15% due 6/1/2026	3,500,000	3,277,750
	3.40% due 6/1/2031	2,916,000	2,731,330
	Mortgage Real Estate Investment Trusts — 0.1%
	Sun Communities Operating LP, 2.30% due 11/1/2028	13,878,000	12,603,722
	Real Estate Management & Development — 0.0%
[a,c]	Pershing Road Development Co., LLC, 0.923% (LIBOR 3 Month + 0.40%) due 9/15/2026	3,420,000	3,127,077
			163,401,112
	Retailing — 0.1%
	Specialty Retail — 0.1%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	4,763,000	4,295,464
	3.90% due 4/15/2030	6,584,000	6,578,074
			10,873,538
	Semiconductors & Semiconductor Equipment — 1.6%
	Semiconductors & Semiconductor Equipment — 1.6%
[b]	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875% due 1/15/2027	4,565,000	4,595,768
	Broadcom, Inc.,
[c]	3.187% due 11/15/2036	6,583,000	5,784,680
	3.459% due 9/15/2026	3,127,000	3,117,431
[c,d]	4.00% due 4/15/2029	2,060,000	2,058,991
	4.11% due 9/15/2028	15,820,000	16,050,339
	4.15% due 11/15/2030	2,980,000	3,018,829
	Microchip Technology, Inc.,
	0.972% due 2/15/2024	18,694,000	17,935,397
	4.25% due 9/1/2025	10,634,000	10,771,498
	Micron Technology, Inc.,
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	4.663% due 2/15/2030	$ 4,150,000	$ 4,365,924
	5.327% due 2/6/2029	7,690,000	8,359,184
	Qorvo, Inc.,
[c]	1.75% due 12/15/2024	6,858,000	6,539,652
[c]	3.375% due 4/1/2031	10,000,000	9,093,400
[b,c]	Renesas Electronics Corp., 1.543% due 11/26/2024	17,721,000	16,862,063
	SK Hynix, Inc.,
[b,c]	1.00% due 1/19/2024	6,800,000	6,533,576
[b,c]	1.50% due 1/19/2026	10,200,000	9,452,340
[b,c]	2.375% due 1/19/2031	6,588,000	5,766,872
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	3,574,000	3,329,217
	TSMC Arizona Corp., 1.75% due 10/25/2026	19,472,000	18,252,663
			151,887,824
	Software & Services — 2.3%
	Information Technology Services — 1.2%
	Block Financial LLC, 2.50% due 7/15/2028	10,392,000	9,519,176
	DXC Technology Co., 2.375% due 9/15/2028	31,549,000	28,527,237
[b]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	4,350,000	4,339,865
[b]	Genpact Luxembourg Sarl/Genpact USA, Inc., 1.75% due 4/10/2026	9,063,000	8,411,823
	Global Payments, Inc.,
	1.50% due 11/15/2024	5,624,000	5,377,556
	2.15% due 1/15/2027	3,516,000	3,304,302
	Kyndryl Holdings, Inc.,
[c]	2.05% due 10/15/2026	10,562,000	9,490,274
[c]	2.70% due 10/15/2028	22,750,000	19,778,850
	Leidos, Inc., 2.30% due 2/15/2031	8,489,000	7,360,897
	Moody’s Corp., 3.75% due 3/24/2025	8,127,000	8,269,548
	Total System Services, Inc., 4.00% due 6/1/2023	3,835,000	3,889,610
[c]	Wipro IT Services LLC, 1.50% due 6/23/2026	10,647,000	9,802,586
	Interactive Media & Services — 0.2%
	Baidu, Inc.,
[b]	1.72% due 4/9/2026	7,251,000	6,684,987
[b]	3.875% due 9/29/2023	6,000,000	6,060,240
[b]	4.375% due 5/14/2024	6,376,000	6,488,600
	Internet Software & Services — 0.3%
	Prosus NV,
[b,c]	3.061% due 7/13/2031	20,870,000	17,342,135
[b,c]	3.257% due 1/19/2027	6,400,000	5,847,424
[b,c]	Tencent Holdings Ltd., 2.39% due 6/3/2030	5,000,000	4,446,900
	Software — 0.6%
[c]	Infor, Inc., 1.75% due 7/15/2025	12,382,000	11,610,230
	Oracle Corp.,
	1.65% due 3/25/2026	15,136,000	14,090,102
	2.30% due 3/25/2028	7,482,000	6,851,043
	VMware, Inc.,
	1.00% due 8/15/2024	3,304,000	3,149,505
	4.50% due 5/15/2025	15,043,000	15,502,413
			216,145,303
	Technology Hardware & Equipment — 2.0%
	Communications Equipment — 0.5%
	Motorola Solutions, Inc., 2.30% due 11/15/2030	1,582,000	1,387,082
[b]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	41,407,000	41,407,000
	Electronic Equipment, Instruments & Components — 0.7%
[b]	Flex Ltd., 4.875% due 5/12/2030	15,741,000	16,346,084
[c]	TD SYNNEX Corp., 1.75% due 8/9/2026	28,691,000	26,268,045
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	17,490,110
	Vontier Corp.,
	1.80% due 4/1/2026	5,272,000	4,768,471
	2.40% due 4/1/2028	3,766,000	3,317,997
	Technology Hardware, Storage & Peripherals — 0.8%
34 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	$ 18,299,000	$ 19,208,826
	HP, Inc.,
	1.45% due 6/17/2026	8,834,000	8,144,418
	3.00% due 6/17/2027	10,493,000	10,224,589
	Lenovo Group Ltd.,
[b]	4.75% due 3/29/2023	23,428,000	23,606,990
[b]	5.875% due 4/24/2025	10,600,000	11,087,176
	NetApp, Inc., 2.375% due 6/22/2027	3,453,000	3,288,395
			186,545,183
	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 0.5%
	AT&T, Inc.,
[e]	1.65% due 2/1/2028	2,905,000	2,645,990
	1.70% due 3/25/2026	9,905,000	9,396,675
	2.55% due 12/1/2033	1,016,000	903,793
	NBN Co. Ltd.,
[b,c]	1.45% due 5/5/2026	29,450,000	27,242,723
[b,c]	1.625% due 1/8/2027	9,800,000	9,005,220
	Wireless Telecommunication Services — 0.7%
	Sprint Communications, Inc., 9.25% due 4/15/2022	67,194,000	67,385,503
			116,579,904
	Transportation — 0.1%
	Air Freight & Logistics — 0.1%
[c]	TTX Co., 4.15% due 1/15/2024	6,000,000	6,107,820
	Airlines — 0.0%
	American Airlines Pass Through Trust, Series 2013-2, 4.95% due 7/15/2024	1,285,664	1,271,547
	US Airways Pass Through Trust, Series 2010-1A Class PTT, 6.25% due 10/22/2024	2,420,150	2,423,273
	Diversified Consumer Services — 0.0%
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	532,000	526,563
			10,329,203
	Utilities — 7.5%
	Electric Utilities — 6.7%
	AEP Texas, Inc., Series I, 2.10% due 7/1/2030	14,455,000	12,892,270
[c]	Alexander Funding Trust, 1.841% due 11/15/2023	38,072,000	36,905,855
	Alliant Energy Finance LLC,
[c]	1.40% due 3/15/2026	5,240,000	4,797,954
[c]	3.75% due 6/15/2023	9,673,000	9,779,016
	Ameren Corp.,
	1.75% due 3/15/2028	9,990,000	9,019,072
	3.50% due 1/15/2031	6,670,000	6,592,161
	American Electric Power Co., Inc.,
	0.75% due 11/1/2023	9,667,000	9,360,846
	2.031% due 3/15/2024	7,700,000	7,566,482
	2.30% due 3/1/2030	14,211,000	12,915,099
[c]	American Transmission Systems, Inc., 2.65% due 1/15/2032	4,885,000	4,512,958
	Appalachian Power Co., 3.40% due 6/1/2025	7,000,000	7,069,090
	Avangrid, Inc.,
	3.15% due 12/1/2024	8,870,000	8,853,679
	3.20% due 4/15/2025	9,395,000	9,373,767
	Black Hills Corp.,
	1.037% due 8/23/2024	22,410,000	21,396,396
	2.50% due 6/15/2030	5,490,000	4,992,386
[c]	Caledonia Generating LLC, 1.95% due 2/28/2034	20,247,126	19,082,147
[a]	CenterPoint Energy, Inc., 0.837% (SOFRINDX + 0.65%) due 5/13/2024	2,289,000	2,270,367
	Comision Federal de Electricidad,
[b,c]	3.348% due 2/9/2031	31,040,000	27,312,096
[b,c]	4.688% due 5/15/2029	6,125,000	6,045,987
[b]	5.00% due 9/29/2036	2,291,000	2,236,932
	Consolidated Edison Co. of New York, Inc., 3.35% due 4/1/2030	6,835,000	6,809,710
	Consolidated Edison, Inc., 0.65% due 12/1/2023	34,039,000	33,160,794
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Dominion Energy, Inc., 3.60% due 3/15/2027	$ 29,576,000	$ 29,883,590
	Edison International, 2.40% due 9/15/2022	4,900,000	4,908,379
	Enel Finance International NV,
[b,c]	1.375% due 7/12/2026	12,250,000	11,260,812
[b,c]	1.875% due 7/12/2028	5,750,000	5,172,700
	Entergy Louisiana LLC, 0.62% due 11/17/2023	6,555,000	6,363,070
	Entergy Mississippi LLC, 3.25% due 12/1/2027	4,727,000	4,670,229
	Entergy Texas, Inc.,
	1.50% due 9/1/2026	8,640,000	7,942,579
	3.45% due 12/1/2027	12,000,000	11,871,720
	Eversource Energy, 3.80% due 12/1/2023	12,395,000	12,572,620
	Exelon Corp., 4.05% due 4/15/2030	9,640,000	9,951,854
[c]	ITC Holdings Corp., 2.95% due 5/14/2030	14,800,000	14,066,068
[c]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	9,414,000	9,610,094
[c]	Liberty Utilities Finance GP 1, 2.05% due 9/15/2030	11,980,000	10,519,997
[c]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	1,672,581	1,698,088
[a]	Mississippi Power Co., Series A, 0.571% (SOFR + 0.30%) due 6/28/2024	6,780,000	6,713,285
[c]	Monongahela Power Co., 3.55% due 5/15/2027	3,300,000	3,293,268
[c]	Narragansett Electric Co., 3.395% due 4/9/2030	6,905,000	6,790,377
	NextEra Energy Capital Holdings, Inc.,
	0.65% due 3/1/2023	5,000,000	4,930,100
[a]	0.75% (LIBOR 3 Month + 0.27%) due 2/22/2023	33,970,000	33,787,581
	Northern States Power Co., 3.30% due 6/15/2024	10,000,000	10,029,200
	OGE Energy Corp., 0.703% due 5/26/2023	6,063,000	5,935,798
	Oklahoma Gas & Electric Co., 3.25% due 4/1/2030	13,653,000	13,471,005
	Pacific Gas & Electric Co., 3.25% due 2/16/2024	20,160,000	20,094,077
	Pacific Gas and Electric Co.,
[a]	1.338% (SOFRINDX + 1.15%) due 11/14/2022	982,000	980,223
	1.367% due 3/10/2023	11,228,000	11,028,591
	1.75% due 6/16/2022	17,691,000	17,669,063
[a]	PPL Electric Utilities Corp., 0.601% (SOFR + 0.33%) due 6/24/2024	10,496,000	10,431,869
	Public Service Co. of Oklahoma, Series J, 2.20% due 8/15/2031	9,905,000	8,852,297
	Public Service Enterprise Group, Inc., 2.65% due 11/15/2022	2,852,000	2,858,417
	Puget Energy, Inc.,
	2.379% due 6/15/2028	8,825,000	8,089,966
	4.10% due 6/15/2030	4,742,000	4,746,031
	San Diego Gas & Electric Co., 3.60% due 9/1/2023	4,212,000	4,265,914
	Southern California Edison Co.,
[a]	0.91% (SOFRINDX + 0.64%) due 4/3/2023	19,476,000	19,478,727
[a]	Series F, 0.605% (SOFRINDX + 0.35%) due 6/13/2022	14,453,000	14,456,469
	Southern Co.,
	3.25% due 7/1/2026	2,769,000	2,770,274
	Series 21-B, 1.75% due 3/15/2028	5,000,000	4,504,750
	Southern Power Co., 0.90% due 1/15/2026	4,703,000	4,313,686
	Transelec SA,
[b,c]	4.25% due 1/14/2025	6,000,000	6,115,800
[b,c]	4.625% due 7/26/2023	2,880,000	2,949,754
	WEC Energy Group, Inc., 2.20% due 12/15/2028	11,412,000	10,464,005
	Gas Utilities — 0.8%
[a]	CenterPoint Energy Resources Corp., 1.004% (LIBOR 3 Month + 0.50%) due 3/2/2023	4,398,000	4,394,965
	NiSource, Inc., 0.95% due 8/15/2025	14,735,000	13,552,811
[a]	ONE Gas, Inc., 1.355% (LIBOR 3 Month + 0.61%) due 3/11/2023	18,914,000	18,924,214
	Southwest Gas Corp., 4.05% due 3/15/2032	13,150,000	13,108,709
[a]	Spire Missouri, Inc., 0.732% (SOFR + 0.50%) due 12/2/2024	31,347,000	31,331,953
			723,770,043
	Total Corporate Bonds (Cost $4,034,601,341)		3,830,661,999
	Loan Participations — 0.7%
	Media & Entertainment — 0.6%
36 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Media — 0.6%
[h]	Charter Communications Operating LLC, ( LIBOR 1 Month + 1.75%) due 2/1/2027	$ 38,815,998	$ 38,449,575
[h]	Lamar Media Corp., ( LIBOR 1 Month + 1.50%) due 2/5/2027	4,750,000	4,714,375
[h]	Nielsen Finance LLC, (LIBOR 1 Month + 2.00%) due 10/4/2023	14,511,083	14,488,446
			57,652,396
	Software & Services — 0.1%
	Information Technology Services — 0.1%
[h]	Genpact International, Inc., (LIBOR 3 Month + 2.00%) due 8/9/2023	12,805,970	12,709,926
			12,709,926
	Total Loan Participations (Cost $69,972,107)		70,362,322
	Long-Term Municipal Bonds — 0.1%
	Colorado Educational & Cultural Facilities Authority, Series B, 2.691% due 3/1/2023	580,000	583,305
	Los Angeles Community College District GO, 1.806% due 8/1/2030	5,460,000	4,911,046
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	1,170,000	1,173,052
	2.631% due 6/15/2024	860,000	855,980
	Redlands Redevelopment Agency Successor Agency (Insured: AMBAC) ETM, Series A, 5.818% due 8/1/2022	285,000	289,263
	State of Connecticut GO, Series A, 3.471% due 9/15/2022	4,695,000	4,739,870
	Total Long-Term Municipal Bonds (Cost $12,472,395)		12,552,516
	Preferred Stock — 0.3%
	Diversified Financials — 0.3%
	Capital Markets — 0.3%
[a,i]	Gabelli Dividend & Income Trust, 1.70% due 3/26/2028	1,162	29,012,816
			29,012,816
	Total Preferred Stock (Cost $29,019,196)		29,012,816
	Short-Term Investments — 5.0%
[j]	Thornburg Capital Management Fund	48,360,146	483,601,459
	Total Short-Term Investments (Cost $483,601,459)		483,601,459
	Total Investments — 99.5% (Cost $9,894,523,457)		$9,549,243,307
	Other Assets Less Liabilities — 0.5%		48,559,581
	Net Assets — 100.0%		$9,597,802,888
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2022 (Unaudited)
Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $4,579,120,983, representing 47.71% of the Fund’s net assets.
d	When-issued security.
e	Segregated as collateral for a when-issued security.
f	Bond in default.
g	Non-income producing.
h	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2022.
i	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
j	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AMBAC	Insured by American Municipal Bond Assurance Corp.
BSBY3M	Bloomberg Short Term Bank Yield 3 Month
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
ETM	Escrowed to Maturity
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
SPV	Special Purpose Vehicle
UMBS	Uniform Mortgage Backed Securities
38 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Ultra Short Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 2.3%
	United States Treasury Note,
	0.125% due 4/30/2023	$1,000,000	$ 982,188
	1.25% due 7/31/2023	1,000,000	989,453
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2022	346,725	347,950
	Total U.S. Treasury Securities (Cost $2,334,070)		2,319,591
	U.S. Government Agencies — 0.1%
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	0.591% (LIBOR 3 Month + 0.35%) due 4/15/2025	32,500	32,160
[b]	1.70% due 12/20/2022	10,000	9,500
	Small Business Administration Participation Certificates,
	Series 2005-20K Class 1, 5.36% due 11/1/2025	7,962	8,170
	Series 2009-20E Class 1, 4.43% due 5/1/2029	26,836	27,436
	Total U.S. Government Agencies (Cost $77,506)		77,266
	Mortgage Backed — 5.5%
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	34,463	34,463
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	30,006	30,025
	Bank, CMBS, Series 2017-BNK5 Class A2, 2.987% due 6/15/2060	433,937	434,584
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	19,381	19,429
[a,c]	COLT Mortgage Pass-Through Certificates, Whole Loan Securities Trust CMO, Series 2021-1R Class A1, 0.857% due 5/25/2065	328,852	326,820
	COMM Mortgage Trust, CMBS,
	Series 2012-CR2 Class A4, 3.147% due 8/15/2045	423,610	423,328
	Series 2012-CR3 Class A3, 2.822% due 10/15/2045	70,810	70,769
	Series 2012-CR5 Class ASB, 2.388% due 12/10/2045	9,803	9,815
[a,c]	CSMC Trust, CMBS, Series 2021-BPNY 4.111% (LIBOR 1 Month + 3.71%) due 8/15/2023	300,000	295,302
[a,c]	CSMC Trust, Whole Loan Securities Trust CMO, Series 2020-NQM1 Class A1, 1.208% due 5/25/2065	142,158	140,180
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through Certificates, CMBS, Series K036 Class A1, 2.777% due 4/25/2023	51,468	51,630
[a]	Federal Home Loan Mtg Corp., REMIC, Series 3877 Class FA, 0.747% (LIBOR 1 Month + 0.35%) due 11/15/2040	15,250	15,245
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	32,889	32,498
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	24,392	24,047
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	95,799	94,583
	Federal National Mtg Assoc., UMBS Collateral,
	Pool FM1126, 3.00% due 3/1/2033	31,197	31,553
	Pool MA3557, 4.00% due 1/1/2029	47,967	49,412
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	19,974	19,378
[a,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	28,736	28,591
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	361,647	353,708
[a,c]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	221,469	215,442
	JPMorgan Chase Commercial Mortgage Securities Trust, CMBS,
	Series 2012-C6 Class A3, 3.507% due 5/15/2045	52,189	52,175
[c]	Series 2012-HSBC Class A, 3.093% due 7/5/2032	441,566	442,183
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	104,542	105,267
[a,c]	MFRA Trust Whole Loan Securities Trust CMO, Series 2022-CHM1, 3.875% due 9/25/2056	704,857	695,672
	Morgan Stanley Bank of America Merrill Lynch Trust, CMBS,
[a]	Series 2013-C10 Class ASB, 3.912% due 7/15/2046	215,550	217,135
	Series 2013-C7 Class AAB, 2.469% due 2/15/2046	20,457	20,484
	Series 2016-C31 Class A3, 2.731% due 11/15/2049	67,415	67,228
[a,c]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2017-5A Class A1, 1.957% (LIBOR 1 Month + 1.50%) due 6/25/2057	20,825	20,996
[a,c]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703% due 9/25/2059	8,038	8,038
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	13,437	13,437
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	36,586	36,599
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	92,144	92,714
[a,c]	Series 2019-HY2 Class A1, 1.457% (LIBOR 1 Month + 1.00%) due 5/25/2058	67,634	67,634
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-3 Class A1, 2.784% due 7/25/2059	$ 18,726	$ 18,726
[a,c]	Series 2019-INV3 Class A1B, 3.192% due 11/25/2059	503,484	504,832
	WFRBS Commercial Mortgage Trust, CMBS,
	Series 2012-C7 Class A2, 3.431% due 6/15/2045	202,562	202,353
	Series 2013-C14 Class ASB, 2.977% due 6/15/2046	38,146	38,270
	Series 2013-C17 Class ASB, 3.558% due 12/15/2046	247,260	249,066
	Total Mortgage Backed (Cost $5,634,364)		5,553,611
	Asset Backed Securities — 63.8%
	Auto Receivables — 22.4%
[c]	ACC Auto Trust, Series 2021-A Class A, 1.08% due 4/15/2027	116,568	115,127
	ACC Trust,
[c]	Series 2020-A Class A, 6.00% due 3/20/2023	122,923	123,092
[c]	Series 2021-1 Class A, 0.74% due 11/20/2023	47,111	47,026
[c]	Series 2022-1 Class A, 1.19% due 9/20/2024	837,087	827,948
	American Credit Acceptance Receivables Trust,
[c]	Series 2020-4 Class B, 0.85% due 12/13/2024	438,537	437,952
[c]	Series 2021-1 Class A, 0.35% due 5/13/2024	5,739	5,737
[c]	Series 2021-4 Class A, 0.45% due 9/15/2025	194,221	191,806
[c]	ARI Fleet Lease Trust, Series 2019-A Class A2A, 2.41% due 11/15/2027	72,906	72,956
[c]	Arivo Acceptance Auto Loan Receivables Trust, Series 2019-1 Class A, 2.99% due 7/15/2024	261,271	261,988
[c]	Avid Automobile Receivables Trust, Series 2020-1 Class A, 0.61% due 1/15/2025	207,901	205,588
	Capital One Prime Auto Receivables Trust, Series 2020-1 Class A3, 1.60% due 11/15/2024	735,666	734,279
	CarNow Auto Receivables Trust,
[c]	Series 2019-1A Class C, 3.36% due 6/17/2024	664,304	665,795
[c]	Series 2021-1A Class A, 0.97% due 10/15/2024	391,870	390,831
[c]	Series 2021-2A Class A, 0.73% due 9/15/2023	478,743	477,785
	Carvana Auto Receivables Trust,
[c]	2.31% due 12/11/2028	750,000	746,072
	Series 2021-N2 Class A1, 0.32% due 3/10/2028	99,158	97,805
	Series 2021-N3 Class A1, 0.35% due 6/12/2028	1,221,654	1,204,661
[c]	Series 2021-N3 Class N, 2.53% due 6/12/2028	439,383	439,076
[c]	Series 2021-P1 Class N, 2.16% due 12/10/2027	4,108	4,107
	CIG Auto Receivables Trust,
[c]	Series 2019-1A Class B, 3.59% due 8/15/2024	123,165	123,384
[c]	Series 2020-1A Class A, 0.68% due 10/12/2023	15,214	15,202
	CPS Auto Receivables Trust,
[c]	2.54% due 12/15/2025	766,725	767,599
[c]	Series 2021-B Class A, 0.37% due 3/17/2025	77,649	77,255
[c]	Series 2022-A 0.98% due 4/16/2029	961,343	952,011
[c]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	242,400	238,012
	Drive Auto Receivables Trust, Series 2021-1 0.65% due 7/15/2025	500,000	495,904
	DT Auto Owner Trust,
[c]	Series 2020-3A Class B, 0.91% due 12/16/2024	615,000	610,314
[c]	Series 2021-1A Class A, 0.35% due 1/15/2025	122,698	122,149
[c]	Series 2021-2A Class A, 0.41% due 3/17/2025	527,536	524,175
[c]	Series 2021-4A Class A, 0.56% due 9/15/2025	525,323	518,620
[c]	Series 2022-1A Class A, 1.58% due 4/15/2026	650,000	645,710
[c]	Exeter Automobile Receivables Trust, Series 2017-3A Class C, 3.68% due 7/17/2023	80,446	80,636
	FHF Trust,
[c]	Series 2020-1A Class A, 2.59% due 12/15/2023	33,397	33,430
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	78,238	76,175
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	156,453	150,832
[c]	First Investors Auto Owner Trust, Series 2021-1A Class A, 0.45% due 3/16/2026	155,222	154,023
[c]	Flagship Credit Auto Trust, Series 2020-4 Class A, 0.53% due 4/15/2025	455,701	453,593
	Ford Credit Auto Owner Trust, Series 2021-A Class A2, 0.17% due 10/15/2023	101,808	101,577
[c]	Foursight Capital Automobile Receivables Trust, Series 2021-1 Class A2, 0.40% due 8/15/2024	63,089	62,984
	GLS Auto Receivables Issuer Trust,
[c]	Series 2019-4A 2.78% due 9/16/2024	437,901	438,710
[c]	Series 2020-1A Class B, 2.43% due 11/15/2024	213,007	213,123
40 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Series 2021-1A Class A, 0.34% due 5/15/2024	$ 25,937	$ 25,904
[c]	Series 2021-4A Class A, 0.84% due 7/15/2025	338,299	334,382
[c]	Hyundai Auto Lease Securitization Trust, Series 2020-B Class A3, 0.51% due 9/15/2023	231,936	230,983
[c]	Hyundai Floorplan Master Owner Trust, Series 2019-1 Class A, 2.68% due 4/15/2024	625,000	625,252
[c]	Lendbuzz Securitization Trust, Series 2021-1A Class A, 1.46% due 6/15/2026	439,578	429,852
	Mercedes-Benz Auto Lease Trust, Series 2021-B Class A2, 0.22% due 1/16/2024	77,291	76,910
[c]	Mercedes-Benz Master Owner Trust, Series 2019-BA Class A, 2.61% due 5/15/2024	450,000	450,781
[a,c]	Navistar Financial Dealer Note Master Trust, Series 2020-1 Class A, 1.407% (LIBOR 1 Month + 0.95%) due 7/25/2025	123,000	123,049
	Octane Receivables Trust,
[c]	Series 2019-1A Class A, 3.16% due 9/20/2023	11,384	11,397
[c]	Series 2020-1A Class A, 1.71% due 2/20/2025	978,448	972,680
[b,c]	Oscar US Funding XI LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	30,736	30,781
[c]	Prestige Auto Receivables Trust, Series 2019-1A Class B, 2.53% due 1/16/2024	54,409	54,421
	Santander Consumer Auto Receivables Trust,
[c]	Series 2020-AA 2.26% due 12/15/2025	1,000,000	1,000,381
[c]	Series 2021-CA Class B, 1.44% due 4/17/2028	155,334	154,867
[c]	Santander Retail Auto Lease Trust, Series 2019-B Class A4, 2.38% due 8/21/2023	222,588	222,691
	Tesla Auto Lease Trust,
[c]	Series 2020-A Class A2, 0.55% due 5/22/2023	21,571	21,555
[c]	Series 2021-A Class A2, 0.36% due 3/20/2025	362,415	358,329
	United Auto Credit Securitization Trust,
[c]	Series 2021-1 0.68% due 3/11/2024	500,000	497,756
[c]	Series 2021-1 Class A, 0.34% due 7/10/2023	18,731	18,717
[c]	Series 2022-1 Class A, 1.11% due 7/10/2024	450,752	448,493
[c]	US Auto Funding, Series 2021-1A Class A, 0.79% due 7/15/2024	263,928	260,904
[c]	USASF Receivables LLC, Series 2020-1A Class A, 2.47% due 8/15/2023	4,926	4,927
	Veros Auto Receivables Trust,
[c,d]	3.47% due 12/15/2025	750,000	750,788
[c]	Series 2021-1 Class A, 0.92% due 10/15/2026	610,259	602,215
[c]	Westlake Automobile Receivables Trust, Series 2019-2A 3.20% due 11/15/2024	600,000	602,490
	World Omni Auto Receivables Trust, Series 2019-C Class A3, 1.96% due 12/16/2024	530,657	530,879
			22,746,433
	Credit Card — 3.1%
[c]	Brex Commercial Charge Card Master Trust, Series 2021-1 Class A, 2.09% due 7/15/2024	200,000	197,725
[c]	Genesis Private Label Amortizing Trust, Series 2020-1 Class C, 4.19% due 7/20/2030	93,014	92,936
[c]	Genesis Sales Finance Master Trust, Series 2020-AA Class A, 1.65% due 9/22/2025	175,000	173,095
[c]	Mercury Financial Credit Card Master Trust, Series 2021-1A Class A, 1.54% due 3/20/2026	975,000	946,117
[c]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	859,000	837,510
[c]	Perimeter Master Note Business Trust, Series 2019-2A Class C, 7.06% due 5/15/2024	500,000	496,863
	World Financial Network Credit Card Master Trust, Series 2019-B Class A, 2.49% due 4/15/2026	400,000	400,959
			3,145,205
	Other Asset Backed — 29.8%
	Affirm Asset Securitization Trust,
[c]	Series 2020-A Class A, 2.10% due 2/18/2025	953,624	951,925
[c]	Series 2020-Z1 Class A, 3.46% due 10/15/2024	716,312	718,662
[c]	Series 2020-Z2 Class A, 1.90% due 1/15/2025	99,239	98,235
	Amur Equipment Finance Receivables VI LLC,
[c]	Series 2018-2A Class A2, 3.89% due 7/20/2022	3,326	3,330
[c]	Series 2018-2A Class C, 4.27% due 1/20/2023	125,000	125,421
[c]	Amur Equipment Finance Receivables VII LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	331,272	331,940
[c]	Amur Equipment Finance Receivables VIII LLC, Series 2020-1A Class A2, 1.68% due 8/20/2025	39,094	39,050
[c]	Amur Equipment Finance Receivables X LLC, Series 2022-1A 0.335% due 1/20/2023	239,890	239,410
[c]	Aqua Finance Trust, Series 2019-A Class A, 3.14% due 7/16/2040	317,240	313,902
[c]	Arm Master Trust, Series 2021-T2 Class A, 1.42% due 1/15/2024	24,000	23,990
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	60,207	60,025
	Bayview Opportunity Master Fund Trust,
[a,c]	Series 2017-RT1 Class A1, 3.00% due 3/28/2057	37,301	36,854
[a,c]	Series 2017-RT3 Class A, 3.50% due 1/28/2058	27,994	27,577
[c]	BHG Securitization Trust, Series 2021-B Class A, 0.90% due 10/17/2034	158,398	153,710
[c]	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	68,705	68,114
[c]	CCG Receivables Trust, Series 2019-2 Class A2, 2.11% due 3/15/2027	335,231	335,544
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Conn’s Receivables Funding LLC,
[c]	Series 2020-A Class A, 1.71% due 6/16/2025	$ 11,629	$ 11,625
[c]	Series 2021-A Class A, 1.05% due 5/15/2026	170,469	168,891
	Dell Equipment Finance Trust,
[c]	Series 2020-2 Class A2, 0.47% due 10/24/2022	217,182	216,995
[c]	Series 2021-1 Class A2, 0.33% due 5/22/2026	294,395	292,665
	Dext ABS LLC,
[c]	Series 2020-1 Class A, 1.46% due 2/16/2027	77,091	76,508
[c]	Series 2021-1 Class A, 1.12% due 2/15/2028	87,945	85,770
[c]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	61,504	61,399
[c]	DLL LLC, Series 2019-DA1 Class A4, 2.92% due 4/20/2027	492,409	494,224
[c]	Encina Equipment Finance LLC, Series 2021-1A Class A1, 0.50% due 9/15/2025	419,112	418,464
	Foundation Finance Trust,
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	5,241	5,251
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	41,838	41,810
	Freed ABS Trust,
[c]	Series 2020-3FP Class B, 4.18% due 9/20/2027	42,163	42,184
[c]	Series 2021-1CP Class A, 0.66% due 3/20/2028	154,162	153,792
[c]	Series 2021-2 Class A, 0.68% due 6/19/2028	33,472	33,404
[c]	Series 2021-3FP Class A, 0.62% due 11/20/2028	132,466	131,527
[a,c]	Gracie Point International Funding, Series 2020-B Class A, 1.631% (LIBOR 1 Month + 1.40%) due 5/2/2023	749,971	751,432
[a,b,c]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 1.417% (LIBOR 1 Month + 1.02%) due 7/15/2039	100,000	98,427
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	68,230	67,067
[a,c]	Invitation Homes Trust, Series 2018-SFRI Class A, 1.141% (LIBOR 1 Month + 0.70%) due 3/17/2037	592,483	586,469
[c]	LendingClub Receivables Trust, Series 2020-6A Class A, 2.75% due 11/15/2047	37,495	37,452
	LendingPoint Asset Securitization Trust,
[c]	Series 2019-2 Class C, 4.66% due 11/10/2025	8,203	8,204
[c]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	150,000	149,565
[c]	Series 2021-A Class A, 1.00% due 12/15/2028	86,410	85,443
[c]	Series 2021-B Class A, 1.11% due 2/15/2029	120,718	118,997
[c]	Series 2022-A 1.68% due 6/15/2029	619,523	612,900
	LendingPoint Pass-Through Trust,
[c]	4.00% due 5/15/2028	475,000	475,070
[c]	Series 2022-ST1 2.50% due 3/15/2028	479,335	468,924
[c]	Series 2022-ST2 Class A, 3.25% due 4/15/2028	400,000	394,909
[c]	Lendmark Funding Trust, Series 2019-1A 3.00% due 12/20/2027	950,000	952,682
	LL ABS Trust,
[c]	Series 2020-1A Class A, 2.33% due 1/17/2028	15,519	15,512
[c]	Series 2021-1A Class A, 1.07% due 5/15/2029	777,205	745,175
[c]	LP LMS Asset Securitization Trust, Series 2021-2A Class A, 1.75% due 1/15/2029	206,933	204,364
	Mariner Finance Issuance Trust,
	Series 2019-AA
[c]	2.96% due 7/20/2032	700,000	696,462
[c]	3.51% due 7/20/2032	490,000	484,864
	Marlette Funding Trust,
[c]	Series 2019-4A Class B, 2.95% due 12/17/2029	387,848	387,949
[c]	Series 2020-1A Class B, 2.38% due 3/15/2030	25,820	25,820
[c]	Series 2021-1A Class A, 0.60% due 6/16/2031	74,310	74,024
[c]	Series 2021-1A Class B, 1.00% due 6/16/2031	725,000	710,130
[c]	Series 2021-3, Class A, 0.65% due 12/15/2031	311,062	306,329
	MMAF Equipment Finance LLC,
[c]	Series 2014-AA Class A5, 2.33% due 12/8/2025	269,212	269,509
[c]	Series 2017-AA Class A5, 2.68% due 7/16/2027	579,641	580,849
[c]	Series 2020-B, Class A2, 0.38% due 8/14/2023	443,385	441,131
[c]	Mosaic Solar Loan Trust, Series 2018-1A Class C, Zero coupon due 6/22/2043	291,734	274,955
[c]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class AT1, 1.426% due 8/15/2053	535,000	523,756
[c]	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1 Class AT1, 1.035% due 12/16/2052	485,000	478,069
	NRZ Advance Receivables Trust,
[c]	Series 2020-T2 Class AT2, 1.475% due 9/15/2053	450,000	437,453
[c]	Series 2020-T3 Class AT3, 1.317% due 10/15/2052	963,000	958,919
	Oportun Funding LLC,
[c]	3.25% due 6/15/2029	725,000	723,218
[c]	Series 2020-1 Class A, 2.20% due 5/15/2024	5,230	5,229
42 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Pagaya AI Debt Selection Trust,
[c]	Series 2020-3 Class A, 2.10% due 5/17/2027	$ 37,745	$ 37,694
[c]	Series 2021-1 Class A, 1.18% due 11/15/2027	1,010,779	996,005
[c]	Series 2021-3 Class A, 1.15% due 5/15/2029	459,237	449,991
[c]	Pagaya AI Debt Trust, Series 2022-1 2.03% due 10/15/2029	215,000	211,063
	Pawnee Equipment Receivables LLC,
[c]	Series 2019-1 Class A2, 2.29% due 10/15/2024	32,206	32,239
[c]	Series 2020-1 Class A, 1.37% due 11/17/2025	199,622	198,358
[c]	Pawneee Equipment Receivables LLC, Series 2021-1 Class A1, 0.302% due 10/17/2022	166,246	165,874
	PFS Financing Corp.,
[c]	Series 2019-A Class A2, 2.86% due 4/15/2024	400,000	399,893
[c]	Series 2019-C 2.23% due 10/15/2024	947,000	948,275
[c]	Series 2020-B Class A, 1.21% due 6/15/2024	250,000	249,855
	PSNH Funding LLC 3, Series 2018-1 Class A1, 3.094% due 2/1/2026	32,024	32,179
[c]	SCF Equipment Leasing LLC, Series 2019-2A Class A1, 2.22% due 6/20/2024	3,828	3,829
[c]	SoFi Consumer Loan Program Trust, Series 2020-1 Class A, 2.02% due 1/25/2029	18,484	18,493
[c]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	480,293	479,667
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	450,000	420,765
[c]	SPS Servicer Advance Receivables Trust II, Series 2020-T1 Class AT1, 1.28% due 11/15/2052	513,333	509,380
[c]	STORE Master Funding LLC, Series 2014-1A Class A2, 5.00% due 4/20/2044	197,932	198,192
	Theorem Funding Trust,
[c]	Series 2020-1A Class A, 2.48% due 10/15/2026	4,918	4,919
[c]	Series 2020-1A Class B, 3.95% due 10/15/2026	1,000,000	1,004,192
[c]	Series 2021-1A Class A, 1.21% due 12/15/2027	912,943	898,713
[c]	Transportation Finance Equipment Trust, Series 2019-1 1.88% due 3/25/2024	700,000	698,070
	Upstart Pass-Through Trust,
[c]	Series 2020-ST1 3.75% due 2/20/2028	110,193	109,895
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	186,961	186,083
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	35,816	35,595
	Upstart Securitization Trust,
[c]	Series 2019-2 Class B, 3.734% due 9/20/2029	17,844	17,852
[c]	Series 2019-3 Class B, 3.829% due 1/21/2030	69,659	69,764
[c]	Series 2020-2 Class A, 2.309% due 11/20/2030	829,386	819,925
[c]	Series 2020-3 Class A, 1.702% due 11/20/2030	783,224	780,629
[c]	Series 2021-1 Class A, 0.87% due 3/20/2031	55,854	54,987
[c]	Series 2021-2 Class A, 0.91% due 6/20/2031	81,594	80,175
[c]	Series 2021-4 Class A, 0.84% due 9/20/2031	1,127,259	1,096,058
[c]	VSE VOI Mortgage LLC, Series 2016-A Class A, 2.54% due 7/20/2033	91,117	91,117
			30,213,182
	Student Loan — 8.5%
[c]	Laurel Road Prime Student Loan Trust, Series 2019-A Class A2FX, 2.73% due 10/25/2048	618,788	618,682
[a]	National Collegiate Student Loan Trust, Series 2006-4 Class A4, 0.767% (LIBOR 1 Month + 0.31%) due 5/25/2032	436,264	422,699
	Navient Private Education Loan Trust,
[c]	Series 2014-AA Class A2A, 2.74% due 2/15/2029	170,063	169,882
[a,c]	Series 2014-AA Class A2B, 1.647% (LIBOR 1 Month + 1.25%) due 2/15/2029	149,530	149,439
[a,c]	Series 2017-A Class A2B, 1.297% (LIBOR 1 Month + 0.90%) due 12/16/2058	51,897	51,760
[a,c]	Series 2018-BA Class A2B, 1.117% (LIBOR 1 Month + 0.72%) due 12/15/2059	78,597	77,967
[c]	Navient Private Education Refi Loan Trust, Series 2018-CA Class A2, 3.52% due 6/16/2042	933,889	939,560
	Navient Student Loan Trust,
[a,c]	Series 2016-6A Class A2, 1.207% (LIBOR 1 Month + 0.75%) due 3/25/2066	28,930	28,884
[a,c]	Series 2019-BA Class A2B, 1.377% (LIBOR 1 Month + 0.98%) due 12/15/2059	446,936	447,923
[a,c]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 2.207% (LIBOR 1 Month + 1.75%) due 12/26/2040	7,820	7,834
	Nelnet Student Loan Trust,
[a,c]	Series 2012-2A Class A, 1.257% (LIBOR 1 Month + 0.80%) due 12/26/2033	93,391	93,387
[a,c]	Series 2015-3A Class A2, 1.057% (LIBOR 1 Month + 0.60%) due 2/27/2051	38,398	37,869
[a,c]	Series 2021-DA Class AFL, 1.139% (LIBOR 1 Month + 0.69%) due 4/20/2062	202,510	199,446
[a,c]	Pennsylvania Higher Education Assistance Agency, Student Loan Trust, Series 2012-1A Class A1, 1.007% (LIBOR 1 Month + 0.55%) due 5/25/2057	16,743	16,487
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 1.707% (LIBOR 1 Month + 1.25%) due 7/25/2051	173,502	170,783
	SLM Student Loan Trust,
[a]	Series 2013-4 Class A, 1.007% (LIBOR 1 Month + 0.55%) due 6/25/2043	28,084	27,605
[a]	Series 2013-6 Class A3, 1.107% (LIBOR 1 Month + 0.65%) due 6/26/2028	175,424	173,085
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 43

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	SMB Private Education Loan Trust,
[a,c]	Series 2015-C Class A3, 2.347% (LIBOR 1 Month + 1.95%) due 8/16/2032	$ 576,074	$ 578,934
[a,c]	Series 2016-A 1.897% (LIBOR 1 Month + 1.50%) due 5/15/2031	524,561	525,643
[a,c]	Series 2016-B Class A2B, 1.847% (LIBOR 1 Month + 1.45%) due 2/17/2032	555,362	556,233
[a,c]	Series 2017-A 1.297% (LIBOR 1 Month + 0.90%) due 9/15/2034	427,599	425,230
[a,c]	Series 2017-B 1.147% (LIBOR 1 Month + 0.75%) due 10/15/2035	713,946	707,624
[a,c]	Series 2018-B 1.117% (LIBOR 1 Month + 0.72%) due 1/15/2037	847,641	843,065
[a,c]	Series 2018-C Class A2B, 1.147% (LIBOR 1 Month + 0.75%) due 11/15/2035	200,009	199,429
[a,c]	Series 2021-A Class A1, 0.897% (LIBOR 1 Month + 0.50%) due 1/15/2053	212,396	212,225
[a,c]	Series 2021-C 0.797% (LIBOR 1 Month + 0.40%) due 1/15/2053	306,513	305,555
	SoFi Professional Loan Program LLC,
[c]	Series 2016-B Class A2B, 2.74% due 10/25/2032	6,720	6,646
[a,c]	Series 2016-C Class A1, 1.557% (LIBOR 1 Month + 1.10%) due 10/27/2036	230,166	229,708
[c]	Series 2016-E Class A2B, 2.49% due 1/25/2036	10,268	10,271
[a,c]	Series 2017-A Class A1, 1.157% (LIBOR 1 Month + 0.70%) due 3/26/2040	15,656	15,585
	Towd Point Asset Trust,
[a,c]	Series 2018-SL1 Class A, 1.057% (LIBOR 1 Month + 0.60%) due 1/25/2046	169,451	169,017
[a,c]	Series 2021-SL1 Class A2, 1.149% (LIBOR 1 Month + 0.70%) due 11/20/2061	206,893	204,822
			8,623,279
	Total Asset Backed Securities (Cost $65,225,953)		64,728,099
	Corporate Bonds — 19.4%
	Automobiles & Components — 1.7%
	Automobiles — 1.7%
[a,c]	BMW U.S. Capital LLC, 0.768% (LIBOR 3 Month + 0.53%) due 4/14/2022	750,000	750,007
[c]	BMW US Capital LLC, 2.95% due 4/14/2022	130,000	130,094
[a,c]	Nissan Motor Acceptance Co. LLC, 1.656% (LIBOR 3 Month + 0.69%) due 9/28/2022	33,000	33,010
[b]	Toyota Motor Corp., 2.157% due 7/2/2022	18,000	18,042
	Toyota Motor Credit Corp.,
[a]	0.455% (SOFR + 0.34%) due 10/14/2022	250,000	249,960
[a]	0.55% (SOFR + 0.28%) due 12/14/2022	500,000	499,520
			1,680,633
	Banks — 0.3%
	Banks — 0.3%
[a,b]	Credit Suisse AG, Series FRN 0.556% (SOFRINDX + 0.38%) due 8/9/2023	300,000	298,797
			298,797
	Capital Goods — 0.9%
	Machinery — 0.9%
[a]	Caterpillar Financial Services Corp., 0.442% (SOFR + 0.25%) due 5/17/2024	950,000	945,735
			945,735
	Consumer Durables & Apparel — 0.2%
	Household Durables — 0.2%
[b,c]	Panasonic Corp., 2.536% due 7/19/2022	200,000	200,472
			200,472
	Consumer Services — 0.9%
	Hotels, Restaurants & Leisure — 0.9%
	Hyatt Hotels Corp., 1.30% due 10/1/2023	125,000	121,846
[a]	Starbucks Corp., 0.608% (SOFRINDX + 0.42%) due 2/14/2024	765,000	765,857
			887,703
	Diversified Financials — 1.1%
	Consumer Finance — 0.3%
[a,c]	Wells Fargo Bank NA, 1.00% (LIBOR 3 Month + 0.20%) due 5/18/2022	250,000	249,838
	Diversified Financial Services — 0.8%
[c]	Antares Holdings LP, 6.00% due 8/15/2023	250,000	256,292
[a]	Citigroup, Inc., 1.218% (LIBOR 3 Month + 0.96%) due 4/25/2022	312,000	312,022
44 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Deutsche Bank AG,
[a,b]	1.738% (LIBOR 3 Month + 1.23%) due 2/27/2023	$ 100,000	$ 100,556
[a,b]	Series E, 0.672% (SOFR + 0.50%) due 11/8/2023	150,000	148,845
			1,067,553
	Energy — 0.6%
	Oil, Gas & Consumable Fuels — 0.6%
	EQM Midstream Partners LP, Series 5Y, 4.75% due 7/15/2023	21,000	21,154
[b,c]	Gazprom PJSC Via Gaz Capital SA, 4.95% due 7/19/2022	275,000	178,750
[b,c]	Saudi Arabian Oil Co., 2.75% due 4/16/2022	450,000	450,090
			649,994
	Food, Beverage & Tobacco — 1.3%
	Food Products — 0.6%
[b,c]	Barry Callebaut Services NV, 5.50% due 6/15/2023	200,000	205,488
	General Mills, Inc., 2.60% due 10/12/2022	300,000	301,386
	McCormick & Co., Inc., 2.70% due 8/15/2022	100,000	100,366
	Tobacco — 0.7%
[a]	BAT Capital Corp., 1.386% (LIBOR 3 Month + 0.88%) due 8/15/2022	750,000	750,772
			1,358,012
	Health Care Equipment & Services — 1.0%
	Health Care Providers & Services — 1.0%
[a,e]	Cardinal Health, Inc., 1.596% (LIBOR 3 Month + 0.77%) due 6/15/2022	923,000	924,163
	CVS Health Corp., 3.50% due 7/20/2022	125,000	125,432
			1,049,595
	Insurance — 0.7%
	Insurance — 0.7%
[a,c]	New York Life Global Funding, 0.378% (SOFR + 0.22%) due 2/2/2023	250,000	249,597
[a,c]	Pacific Life Global Funding II, 1.00% (SOFRINDX + 0.80%) due 3/30/2025	235,000	234,530
	Reliance Standard Life Global Funding II,
[c]	2.625% due 7/22/2022	175,000	175,637
[c]	3.85% due 9/19/2023	50,000	50,679
			710,443
	Materials — 0.6%
	Chemicals — 0.1%
[b,c]	Phosagro OAO Via Phosagro Bond Funding DAC, 3.949% due 4/24/2023	260,000	72,800
	Containers & Packaging — 0.5%
	Graphic Packaging International LLC, 4.875% due 11/15/2022	475,000	477,912
			550,712
	Pharmaceuticals, Biotechnology & Life Sciences — 2.7%
	Life Sciences Tools & Services — 0.3%
[a]	Thermo Fisher Scientific, Inc., 0.468% (SOFRINDX + 0.35%) due 4/18/2023	300,000	299,646
	Pharmaceuticals — 2.4%
[a]	AbbVie, Inc., 1.13% (LIBOR 3 Month + 0.65%) due 11/21/2022	983,000	984,583
[a,b]	AstraZeneca plc, 1.134% (LIBOR 3 Month + 0.67%) due 8/17/2023	240,000	240,554
[a,c]	Roche Holdings, Inc., 0.515% (SOFR + 0.33%) due 9/11/2023	850,000	849,720
	Viatris, Inc., 1.125% due 6/22/2022	400,000	399,896
			2,774,399
	Real Estate — 0.1%
	Equity Real Estate Investment Trusts — 0.1%
[c]	SBA Tower Trust, 2.836% due 1/15/2050	100,000	98,371
			98,371
	Software & Services — 0.5%
	Software — 0.5%
	Oracle Corp.,
	2.50% due 5/15/2022	275,000	275,127
	2.625% due 2/15/2023	192,000	192,326
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 45

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
			467,453
	Technology Hardware & Equipment — 0.9%
	Communications Equipment — 0.6%
	Cisco Systems, Inc., 3.00% due 6/15/2022	$ 35,000	$ 35,159
[b]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	575,000	575,000
	Technology Hardware, Storage & Peripherals — 0.3%
[a]	Apple, Inc., 0.727% (LIBOR 3 Month + 0.35%) due 5/11/2022	50,000	49,995
[b]	Lenovo Group Ltd., 4.75% due 3/29/2023	250,000	251,910
			912,064
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.7%
[a]	AT&T, Inc., 0.911% (SOFRINDX + 0.64%) due 3/25/2024	750,000	750,225
	Wireless Telecommunication Services — 0.6%
	Sprint Communications, Inc., 9.25% due 4/15/2022	550,000	551,568
			1,301,793
	Utilities — 4.6%
	Electric Utilities — 4.3%
[c]	Alliant Energy Finance LLC, 3.75% due 6/15/2023	42,000	42,460
[a]	Dominion Energy, Inc., Series D, 1.356% (LIBOR 3 Month + 0.53%) due 9/15/2023	225,000	224,464
[a]	Duke Energy Corp., 0.501% (SOFR + 0.25%) due 6/10/2023	135,000	134,521
[a]	Mississippi Power Co., Series A, 0.571% (SOFR + 0.30%) due 6/28/2024	750,000	742,620
[a]	National Rural Utilities Cooperative Finance Corp., 0.571% (SOFR + 0.40%) due 8/7/2023	250,000	249,800
	NextEra Energy Capital Holdings, Inc.,
[a]	0.75% (LIBOR 3 Month + 0.27%) due 2/22/2023	200,000	198,926
[a]	1.306% (SOFRINDX + 1.02%) due 3/21/2024	375,000	375,184
	OGE Energy Corp., 0.703% due 5/26/2023	225,000	220,280
	Pacific Gas and Electric Co., 1.75% due 6/16/2022	695,000	694,138
[a]	PPL Electric Utilities Corp., 1.216% (LIBOR 3 Month + 0.25%) due 9/28/2023	200,000	198,592
	Public Service Enterprise Group, Inc., 2.65% due 11/15/2022	345,000	345,776
	Southern California Edison Co.,
[a]	0.702% (SOFR + 0.47%) due 12/2/2022	190,000	189,555
[a]	Series F, 0.605% (SOFRINDX + 0.35%) due 6/13/2022	230,000	230,055
[a]	Southern Co., 0.549% (SOFR + 0.37%) due 5/10/2023	300,000	299,121
	Tampa Electric Co., 2.60% due 9/15/2022	185,000	185,498
	Gas Utilities — 0.3%
[a]	Atmos Energy Corp., 1.023% (LIBOR 3 Month + 0.38%) due 3/9/2023	170,000	169,777
[a]	CenterPoint Energy Resources Corp., 1.004% (LIBOR 3 Month + 0.50%) due 3/2/2023	89,000	88,939
[a]	ONE Gas, Inc., 1.355% (LIBOR 3 Month + 0.61%) due 3/11/2023	107,000	107,058
			4,696,764
	Total Corporate Bonds (Cost $19,991,555)		19,650,493
	Convertible Bonds — 0.2%
	Diversified Financials — 0.2%
	Capital Markets — 0.2%
	Goldman Sachs BDC, Inc., 4.50% due 4/1/2022	260,000	259,558
			259,558
	Total Convertible Bonds (Cost $260,000)		259,558
	Long-Term Municipal Bonds — 0.1%
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	30,000	30,079
	2.631% due 6/15/2024	25,000	24,883
	State of Connecticut GO, Series A, 3.471% due 9/15/2022	20,000	20,191
	Total Long-Term Municipal Bonds (Cost $75,000)		75,153
	Short-Term Investments — 10.9%
[f]	Thornburg Capital Management Fund	360,816	3,608,163
46 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  March 31, 2022 (Unaudited)
Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
United States Treasury Bill
0.381% due 6/2/2022	$ 500,000	$ 499,677
0.541% due 7/5/2022	1,000,000	998,595
0.567% due 7/21/2022	500,000	499,140
0.713% due 10/6/2022	1,000,000	996,344
0.717% due 8/25/2022	1,000,000	997,141
0.734% due 11/3/2022	1,000,000	995,680
0.94% due 12/29/2022	1,000,000	993,053
1.023% due 1/26/2023	500,000	495,833
1.12% due 2/23/2023	1,000,000	990,046
Total Short-Term Investments (Cost $11,073,672)		11,073,672
Total Investments — 102.3% (Cost $104,672,120)		$103,737,443
Liabilities Net of Other Assets — (2.3)%		(2,293,360)
Net Assets — 100.0%		$101,444,083

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $68,126,828, representing 67.16% of the Fund’s net assets.
d	When-issued security.
e	Segregated as collateral for a when-issued security.
f	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
GO	General Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Secured Overnight Financing Rate Index
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 47

Schedule of Investments
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b]	Malamute Energy, Inc.	847	$ 847
			847
	Total Common Stock (Cost $0)		847
	Preferred Stock — 0.7%
	Banks — 0.2%
	Banks — 0.2%
[c,d]	AgriBank FCB 6.875% (LIBOR 3 Month + 4.23%)	40,000	4,220,000
[c,d]	CoBank ACB Series F, 6.25% (LIBOR 3 Month + 4.56%)	50,000	5,056,500
			9,276,500
	Diversified Financials — 0.3%
	Capital Markets — 0.2%
[a,d]	Gabelli Dividend & Income Trust 1.70%, 3/26/2028	412	10,286,816
	Diversified Financial Services — 0.1%
[c]	Compass Diversified Holdings Series C, 7.875%	108,150	2,802,167
			13,088,983
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[c]	Crestwood Equity Partners LP 9.25%	653,920	6,277,632
			6,277,632
	Total Preferred Stock (Cost $26,788,009)		28,643,115
	Asset Backed Securities — 22.7%
	Auto Receivables — 5.6%
[e]	ACC Auto Trust, Series 2021-A Class A, 1.08% due 4/15/2027	$ 4,550,229	4,493,972
	ACC Trust,
[e]	Series 2019-1 Class C, 6.41% due 2/20/2024	3,097,816	3,115,721
[e]	Series 2019-2 Class B, 3.63% due 8/21/2023	1,940,162	1,942,811
[e]	Series 2019-2 Class C, 5.24% due 10/21/2024	1,900,000	1,902,608
[e]	Series 2020-A Class A, 6.00% due 3/20/2023	1,186,844	1,188,473
[e]	Series 2021-1 Class A, 0.74% due 11/20/2023	1,782,591	1,779,360
[e]	Series 2022-1 Class A, 1.19% due 9/20/2024	4,794,400	4,742,056
[e]	American Credit Acceptance Receivables Trust, Series 2019-2 Class F, 5.81% due 6/12/2026	2,550,000	2,588,039
	Arivo Acceptance Auto Loan Receivables Trust,
[e]	Series 2019-1 Class A, 2.99% due 7/15/2024	297,941	298,758
[e]	Series 2019-1 Class B, 3.37% due 6/15/2025	2,000,000	2,003,719
[e]	Series 2021-1A Class A, 1.19% due 1/15/2027	590,627	584,569
[e]	Series 2021-1A Class C, 3.77% due 3/15/2027	900,000	871,706
[e]	Series 2021-1A Class D, 5.83% due 1/18/2028	850,000	814,072
	CarNow Auto Receivables Trust,
[e]	Series 2021-1A Class A, 0.97% due 10/15/2024	3,400,309	3,391,300
[e]	Series 2021-2A Class A, 0.73% due 9/15/2023	2,379,208	2,374,446
	Carvana Auto Receivables Trust,
[e]	0.01% due 1/10/2029	764,539,050	13,573,830
[e]	6.01% due 12/11/2028	6,000,000	5,845,284
[e]	Series 2019-4A Class R, 0.01% due 10/15/2026	8,000	2,995,090
[e]	Series 2020-P1 Class R, 0.01% due 9/8/2027	20,000	4,919,037
[e]	Series 2021-N1 Class R, due 1/10/2028	16,371	5,946,555
[e]	Series 2021-N2 Class R, 0.01% due 3/10/2028	7,000	3,165,255
	Series 2021-N3 Class A1, 0.35% due 6/12/2028	782,348	771,465
[e]	Series 2021-N4 Class R, due 9/12/2028	11,650	3,569,136
[e]	Series 2021-P1 Class R, due 12/10/2027	23,500	6,248,181
[e]	Series 2021-P2 Class R, due 5/10/2028	7,500	3,760,717
48 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	Series 2021-P3 Class R, due 9/11/2028	$ 9,000	$ 4,841,716
[e]	Series 2021-P4 Class R, due 9/11/2028	8,250	4,700,403
[e]	CIG Auto Receivables Trust, Series 2019-1A Class D, 4.85% due 5/15/2026	2,000,000	2,007,935
	CPS Auto Receivables Trust,
[e]	Series 2018-B Class E, 5.61% due 12/16/2024	3,500,000	3,541,891
[e]	Series 2020-A Class F, 6.93% due 3/15/2027	3,500,000	3,476,527
[e]	Series 2020-B Class D, 4.75% due 4/15/2026	1,400,000	1,421,627
[e]	Series 2020-C Class F, 6.67% due 11/15/2027	1,000,000	1,001,101
[a,e]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	10,000,000	9,670,000
[e]	CPS Auto Trust, Series 2018-C Class E, 6.07% due 9/15/2025	2,000,000	2,037,754
[a,e]	Credit Suisse ABS Trust, Series 2020-AT1 Class CERT, 0.01% due 6/15/2026	10,000	529,321
[e]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	6,329,344	6,214,750
	FHF Trust,
[e]	Series 2020-1A Class A, 2.59% due 12/15/2023	910,832	911,725
[e]	Series 2021-2A Class A, 0.83% due 12/15/2026	4,355,312	4,198,848
	First Investors Auto Owner Trust,
[e]	Series 2019-1A Class E, 4.53% due 6/16/2025	3,640,000	3,679,226
[e]	Series 2022-1A Class E, 5.41% due 6/15/2029	5,000,000	4,865,406
	Flagship Credit Auto Trust,
[e]	Series 2018-4 Class R, 0.01% due 3/16/2026	13,000	1,288,825
[e]	Series 2019-1 Class R, 0.01% due 6/15/2026	24,000	2,549,793
[e]	Series 2019-3 Class R, 0.01% due 12/15/2026	15,000	2,387,072
[e]	Series 2019-4 Class R, 0.01% due 3/15/2027	8,000	1,480,791
[e]	Series 2022-1 Class E, 5.37% due 6/15/2029	6,120,000	5,917,464
	Foursight Capital Automobile Receivables Trust,
[e]	Series 2018-2 Class E, 5.50% due 10/15/2024	1,370,000	1,379,558
[e]	Series 2018-2 Class F, 6.48% due 6/15/2026	335,000	337,747
[e]	Series 2019-1 Class F, 5.57% due 11/16/2026	500,000	501,306
[e]	Series 2020-1 Class E, 3.49% due 4/15/2026	1,100,000	1,090,014
[e]	Series 2021-1 Class F, 4.06% due 8/15/2028	2,830,000	2,694,493
	GLS Auto Receivables Issuer Trust,
[e]	Series 2020-2A Class C, 4.57% due 4/15/2026	2,025,000	2,053,383
[e]	Series 2020-3A Class B, 1.38% due 8/15/2024	1,844,622	1,843,770
	JPMorgan Chase Bank NA - CACLN,
[e]	Series 2020 -1 Class R, 33.784% due 1/25/2028	1,865,260	2,272,421
[e]	Series 2020-2 Class R, 31.355% due 2/25/2028	8,740,466	10,673,769
[e]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,390,560	4,050,943
[e]	Series 2021-2 Class G, 8.482% due 12/26/2028	3,950,000	3,739,945
[e]	Lendbuzz Securitization Trust, Series 2021-1A Class A, 1.46% due 6/15/2026	7,071,472	6,915,006
[e]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	1,039,059	1,032,935
[e]	Prestige Auto Receivables Trust, Series 2018-1A Class E, 5.03% due 1/15/2026	2,625,000	2,653,307
	Santander Consumer Auto Receivables Trust,
[e]	Series 2020-AA Class R, 0.01% due 1/16/2029	25,000	4,206,170
[e]	Series 2021-AA Class F, 5.79% due 8/15/2028	3,000,000	2,990,367
[e]	Series 2021-AA Class R, 0.01% due 8/15/2028	28,500	3,547,614
	Skopos Auto Receivables Trust,
[e]	Series 2019-1A Class C, 3.63% due 9/16/2024	1,383,304	1,389,165
[e]	Series 2019-1A Class D, 5.24% due 4/15/2025	2,650,000	2,650,268
[e]	U.S. Auto Funding LLC, Series 2019-1A Class C, 5.34% due 3/15/2023	1,400,758	1,403,117
	United Auto Credit Securitization Trust,
[e]	Series 2020-1 Class F, 9.08% due 1/12/2026	3,205,000	3,260,859
[e]	Series 2021-1 Class F, 4.30% due 9/10/2027	6,125,000	5,827,089
[e]	Series 2022-1 Class R, 0.01% due 11/10/2028	37,000	13,864,217
[e]	US Auto Funding, Series 2021-1A Class A, 0.79% due 7/15/2024	3,889,469	3,844,904
[e]	USASF Receivables LLC, Series 2020-1A Class A, 2.47% due 8/15/2023	232,235	232,255
[e]	Veros Auto Receivables Trust, Series 2021-1 Class A, 0.92% due 10/15/2026	2,441,035	2,408,859
[e]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	7,000,000	6,998,939
			243,470,755
	Credit Card — 1.6%
[e]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	3,000,000	2,851,122
[e]	Brex Commercial Charge Card Master Trust, Series 2021-1 Class A, 2.09% due 7/15/2024	3,150,000	3,114,170
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Continental Credit Card LLC,
[e]	Series 2019-1A Class A, 3.83% due 8/15/2026	$ 5,031,925	$ 5,048,075
[e]	Series 2019-1A Class C, 6.16% due 8/15/2026	6,440,000	6,437,642
	Continental Finance Credit Card ABS Master Trust,
[e]	Series 2020-1A Class A, 2.24% due 12/15/2028	3,000,000	2,892,177
[e]	Series 2020-1A Class B, 3.66% due 12/15/2028	3,700,000	3,559,999
	Genesis Private Label Amortizing Trust,
[e]	Series 2020-1 Class C, 4.19% due 7/20/2030	2,023,057	2,021,365
[e]	Series 2020-1 Class D, 6.63% due 7/20/2030	1,550,000	1,567,136
	Genesis Sales Finance Master Trust,
[e]	Series 2020-AA Class C, 2.99% due 9/22/2025	1,780,000	1,760,060
[e]	Series 2020-AA Class D, 4.71% due 9/22/2025	2,300,000	2,287,524
	Mercury Financial Credit Card Master Trust,
[e]	Series 2021-1A Class D, 6.26% due 3/20/2026	5,000,000	4,888,689
[e]	Series 2022-1A Class A, 2.50% due 9/21/2026	12,500,000	12,060,859
[e]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	13,599,000	13,258,781
	Perimeter Master Note Business Trust,
[e]	Series 2019-2A Class A, 4.23% due 5/15/2024	2,966,000	2,962,734
[e]	Series 2019-2A Class B, 5.21% due 5/15/2024	6,500,000	6,458,492
[e]	Series 2019-2A Class C, 7.06% due 5/15/2024	1,463,000	1,453,820
			72,622,645
	Other Asset Backed — 12.7%
[d,e]	321 Henderson Receivables I LLC, Series 2006-3A Class A1, 0.597% (LIBOR 1 Month + 0.20%) due 9/15/2041	919,062	901,115
[e]	Amur Equipment Finance Receivables VII LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	498,153	499,157
	Amur Equipment Finance Receivables VIII LLC,
[e]	Series 2020-1A Class E, 7.00% due 1/20/2027	2,237,613	2,226,480
[e]	Series 2020-1A Class F, 7.00% due 12/20/2027	6,301,302	6,273,068
	Aqua Finance Trust,
[e]	Series 2019-A Class A, 3.14% due 7/16/2040	1,961,120	1,940,484
[e]	Series 2019-A Class D, 6.07% due 7/16/2040	18,900,000	18,915,928
[e]	Series 2020-AA Class A, 1.90% due 7/17/2046	2,013,022	1,962,841
[e]	Series 2020-AA Class D, 7.15% due 7/17/2046	2,550,000	2,627,419
[e]	Series 2021-A Class A, 1.54% due 7/17/2046	5,103,690	4,864,168
[d,e,f]	Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1 1.50% (SOFR30A + 1.45%) due 1/15/2037	20,000,000	19,895,326
[e]	Arm Master Trust LLC, Series 2021-T1 Class A, 2.43% due 11/15/2027	2,000,000	1,913,388
[e]	AXIS Equipment Finance Receivables LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	8,152,000	7,762,900
	BHG Securitization Trust,
[e]	Series 2021-A Class A, 1.42% due 11/17/2033	9,034,989	8,694,388
[e]	Series 2021-A Class C, 3.69% due 11/17/2033	2,200,000	2,151,395
[e]	Series 2021-B Class A, 0.90% due 10/17/2034	4,751,937	4,611,303
[e]	Series 2022-A 1.71% due 2/20/2035	19,584,803	19,175,751
[d,e,f]	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A Class A, 4.213% due 12/16/2041	4,724,745	4,408,818
	CFG Investments Ltd.,
[e]	Series 2021-1 Class A, 4.70% due 5/20/2032	7,275,000	7,174,059
[e]	Series 2021-1 Class C, 7.48% due 5/20/2032	1,560,000	1,522,537
[e]	Series 2021-1 Class D, 9.07% due 5/20/2032	515,000	501,922
	Conn’s Receivables Funding LLC,
[e]	Series 2020-A Class A, 1.71% due 6/16/2025	175,971	175,909
[e]	Series 2021-A Class A, 1.05% due 5/15/2026	4,486,035	4,444,502
	Consumer Loan Underlying Bond Credit Trust,
[e]	Series 2018-P3 Class C, 5.54% due 1/15/2026	2,393,115	2,394,357
[e]	Series 2019-HP1 Class C, 4.70% due 12/15/2026	5,000,000	5,008,323
[d,e]	Series 2019-HP1 Class CERT, due 12/15/2026	100,000	1,043,573
[e]	Series 2019-P1 Class C, 4.66% due 7/15/2026	3,800,897	3,808,187
[e]	Series 2019-P2 Class C, 4.41% due 10/15/2026	1,333,855	1,329,727
[e]	Series 2020-P1 Class B, 2.92% due 3/15/2028	378,934	378,955
[e]	Credit Suisse ABS Trust, Series 2018-LD1 Class D, 6.30% due 7/25/2024	438,637	438,760
	Dext ABS LLC,
[e]	Series 2020-1 Class A, 1.46% due 2/16/2027	1,927,277	1,912,694
[e]	Series 2021-1 Class A, 1.12% due 2/15/2028	5,452,615	5,317,755
[e]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	15,300,000	13,853,231
[e]	Diamond Issuer, Series 2021-1A Class A, 2.305% due 11/20/2051	10,983,000	10,157,222
50 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Diamond Resorts Owner Trust,
[e]	Series 2018-1 Class A, 3.70% due 1/21/2031	$ 814,900	$ 820,028
[e]	Series 2019-1A Class A, 2.89% due 2/20/2032	1,998,874	1,995,469
[e,f]	ECAF I Ltd., Series 2015-1A Class B1, 5.802% due 6/15/2040	4,759,620	1,918,527
[e]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	5,000,000	4,958,694
[e]	Fat Brands Fazoli’s Native I LLC, Series 2021-1 Class A2, 6.00% due 7/25/2051	8,000,000	7,680,000
	Foundation Finance Trust,
[e]	Series 2017-1A Class A, 3.30% due 7/15/2033	204,394	204,798
[e]	Series 2019-1A Class A, 3.86% due 11/15/2034	2,593,932	2,592,235
[e]	Series 2019-1A Class C, 5.66% due 11/15/2034	575,000	592,076
[e]	Series 2020-1A Class A, 3.54% due 7/16/2040	1,947,473	1,946,241
[e]	Series 2020-1A Class C, 5.75% due 7/16/2040	4,025,000	4,112,597
[e]	Series 2021-1A Class A, 1.27% due 5/15/2041	2,744,262	2,594,981
[e]	Series 2021-1A Class D, 4.96% due 5/15/2041	2,345,000	2,200,339
[e]	Series 2021-2A Class A, 2.19% due 1/15/2042	2,728,007	2,630,981
[e]	Series 2021-2A Class D, 5.73% due 1/15/2042	3,750,000	3,546,253
	Freed ABS Trust,
[e]	Series 2019-2 Class C, 4.86% due 11/18/2026	4,827,896	4,832,139
[e]	Series 2021-1CP Class A, 0.66% due 3/20/2028	402,162	401,195
	Goldman Home Improvement Trust,
[e]	Series 2021-GRN2 Class A, 1.15% due 6/25/2051	13,211,889	12,620,880
[a,e]	Series 2021-GRN2 Class R, due 6/20/2051	41,500	3,920,505
[e]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	12,818,890	12,021,547
	GoodLeap Sustainable Home Solutions Trust,
[e]	Series 2021-3CS Class C, 3.50% due 5/20/2048	4,500,000	3,762,390
[e]	Series 2021-4GS Class A, 1.93% due 7/20/2048	4,568,644	4,086,328
[d,e,f]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 1.417% (LIBOR 1 Month + 1.02%) due 7/15/2039	14,000,000	13,779,808
[e]	HERO Funding Trust, Series 2017-2A Class A1, 3.28% due 9/20/2048	1,249,513	1,232,068
[e]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	1,751,239	1,721,374
[e]	InStar Leasing III LLC, Series 2021-1A Class C, 5.29% due 2/15/2054	7,246,428	6,720,826
[e]	LendingClub Receivables Trust, Series 2020-6A Class A, 2.75% due 11/15/2047	1,912,236	1,910,072
	LendingPoint Asset Securitization Trust,
[e]	Series 2019-2 Class C, 4.66% due 11/10/2025	105,030	105,041
[e]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	6,500,000	6,481,168
[e]	Series 2020-REV1 Class C, 7.699% due 10/15/2028	4,000,000	3,974,839
[e]	Series 2021-1 Class A, 1.75% due 4/15/2027	1,182,881	1,182,968
[e]	Series 2021-A Class D, 5.73% due 12/15/2028	9,000,000	8,573,587
[e]	Series 2021-B Class D, 6.12% due 2/15/2029	5,000,000	4,640,246
[e]	Series 2022-A 7.02% due 6/15/2029	6,000,000	5,766,487
	LL ABS Trust,
[e]	Series 2020-1A Class C, 6.54% due 1/17/2028	2,200,000	2,224,740
[e]	Series 2021-1A Class A, 1.07% due 5/15/2029	4,239,298	4,064,590
	Loanpal Solar Loan Ltd.,
[a,e,g]	Series 2021-1GS Class R, 0.01% due 1/20/2048	13,252,480	11,389,181
[e]	Series 2021-2GS Class C, 3.50% due 3/20/2048	3,378,000	2,850,354
[e]	LP LMS Asset Securitization Trust, Series 2021-2A Class D, 6.61% due 1/15/2029	2,947,000	2,687,200
	Marlette Funding Trust,
[e]	Series 2019-1A Class C, 4.42% due 4/16/2029	2,561,538	2,562,874
[e]	Series 2020-1A Class B, 2.38% due 3/15/2030	318,444	318,443
[e]	Series 2021-1A Class R, 0.01% due 6/16/2031	9,520	2,328,844
[e]	Series 2021-2A Class R, 0.01% due 9/15/2031	16,347	4,492,454
[e]	Series 2021-3A Class R, due 12/15/2031	15,892	7,176,274
[d,e,f]	MF1 Ltd., Series 2022-FL8 1.40% (SOFR30A + 1.35%) due 2/19/2037	13,750,000	13,697,978
	Mosaic Solar Loan Trust,
[e]	Series 2020-1A Class C, 4.47% due 4/20/2046	458,694	457,589
[e]	Series 2020-2A Class D, 5.42% due 8/20/2046	1,216,607	1,190,206
[a,e]	Series 2020-2A Class R, 0.01% due 8/20/2046	1,144,603	538,307
[a,e]	Series 2021-1A Class R, 0.01% due 12/20/2046	8,505,609	3,936,396
[a,e]	Series 2021-2A Class R, 0.01% due 4/22/2047	9,930,000	2,275,956
[a,e]	Series 2021-3A Class R, 0.01% due 6/20/2052	12,320,000	3,537,072
	New Residential Advance Receivables Trust Advance Receivables Backed,
[e]	Series 2020-T1 Class AT1, 1.426% due 8/15/2053	8,500,000	8,321,363
[e]	Series 2020-T1 Class BT1, 1.823% due 8/15/2053	3,000,000	2,930,597
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 51

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	Series 2020-T1 Class CT1, 2.269% due 8/15/2053	$ 3,400,000	$ 3,322,129
[e]	Series 2020-T1 Class DT1, 3.011% due 8/15/2053	6,575,000	6,430,547
[e]	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1 Class AT1, 1.035% due 12/16/2052	2,600,000	2,562,841
	NRZ Advance Receivables Trust,
[e]	Series 2020-T2 Class CT2, 2.17% due 9/15/2053	3,000,000	2,916,557
[e]	Series 2020-T2 Class DT2, 2.863% due 9/15/2053	5,550,000	5,399,736
[e]	Series 2020-T3 Class DT3, 2.458% due 10/15/2052	2,640,000	2,628,686
	Ocwen Master Advance Receivables Trust,
[e]	Series 2020-T1 Class AT1, 1.278% due 8/15/2052	7,494,737	7,494,954
[e]	Series 2020-T1 Class BT1, 1.774% due 8/15/2052	2,670,000	2,670,405
[e]	Series 2020-T1 Class CT1, 2.32% due 8/15/2052	1,386,526	1,386,783
[e]	Series 2020-T1 Class DT1, 3.061% due 8/15/2052	7,827,316	7,830,761
	Oportun Funding LLC,
[d,e]	0.000% due 6/15/2029	11,000	6,454,030
[e]	3.25% due 6/15/2029	12,000,000	11,970,503
[e]	Series 2020-1 Class B, 3.45% due 5/15/2024	9,900,000	9,895,586
	Pagaya AI Debt Selection Trust,
[e]	Series 2020-3 Class A, 2.10% due 5/17/2027	844,299	843,148
[e]	Series 2021-1 Class A, 1.18% due 11/15/2027	6,738,530	6,640,035
[e]	Series 2021-3 Class A, 1.15% due 5/15/2029	8,349,767	8,181,649
[e]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	4,913,557	4,759,467
[e]	Pagaya AI Debt Trust, Series 2022-1 2.03% due 10/15/2029	15,000,000	14,725,292
[e]	Pawnee Equipment Receivables LLC, Series 2020-1 Class A, 1.37% due 11/17/2025	1,228,445	1,220,663
[e]	PFS Financing Corp., Series 2020-B Class A, 1.21% due 6/15/2024	2,500,000	2,498,551
	Prosper Pass-Thru Trust,
[e]	Series 2019-ST1 Class CERT, 0.01% due 7/15/2025	13,363,728	423,210
[e]	Series 2019-ST2 Class R1, 0.01% due 11/15/2025	6,385,267	1,226,444
[e]	Series 2019-ST2 Class R2, 0.01% due 11/15/2025	3,193,133	613,318
[e]	SCF Equipment Leasing LLC, Series 2019-2A Class C, 3.11% due 6/21/2027	7,300,000	7,176,009
[e]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	9,093,943	8,708,190
[e]	SolarCity LMC Series I LLC, Series 2013-1 Class A, 4.80% due 11/20/2038	1,416,064	1,391,796
[e]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	5,821,731	5,814,144
[e]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	3,300,000	3,085,613
[e]	Theorem Funding Trust, Series 2021-1A Class A, 1.21% due 12/15/2027	6,825,160	6,718,778
	Upstart Pass-Through Trust,
[e]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	1,632,472	1,624,805
[e]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	2,148,958	2,135,711
[e]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	1,463,534	1,413,012
[e]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	3,920,690	3,767,701
[e]	Series 2021-ST8 Class CERT, 0.01% due 10/20/2029	1,270,000	1,060,708
	Upstart Securitization Trust,
[e,g]	Series 2018-2 Class CERT, 0.01% due 12/22/2025	84,500	3,952,270
[e]	Series 2021-2 Class A, 0.91% due 6/20/2031	2,175,840	2,137,998
[e]	Series 2021-3 Class CERT, due 7/20/2031	7,165	4,275,646
[e]	Series 2021-4 Class A, 0.84% due 9/20/2031	4,509,035	4,384,233
[e]	Series 2021-4 Class CERT, 0.01% due 9/20/2031	4,706	3,808,509
			554,343,165
	Student Loan — 2.8%
	College Ave Student Loans LLC,
[d,e]	Series 2021-A Class A1, 1.557% (LIBOR 1 Month + 1.10%) due 7/25/2051	3,806,019	3,787,867
[e]	Series 2021-A Class A2, 1.60% due 7/25/2051	362,478	338,305
[d,e]	Series 2021-C Class A1, 1.357% (LIBOR 1 Month + 0.90%) due 7/26/2055	6,751,685	6,635,765
	Commonbond Student Loan Trust,
[e]	Series 18-CGS Class A1, 3.87% due 2/25/2046	641,160	644,850
[e]	Series 2020-1 Class A, 1.69% due 10/25/2051	2,400,316	2,324,684
[e]	Series 2021-BGS Class A, 1.17% due 9/25/2051	3,465,012	3,227,717
	National Collegiate Student Loan Trust,
[d]	Series 2004-2 Class B, 0.997% (LIBOR 1 Month + 0.54%) due 12/26/2033	20,652,424	20,058,582
[d]	Series 2006-1 Class A5, 0.807% (LIBOR 1 Month + 0.35%) due 3/25/2033	18,075,310	17,467,851
[d]	Series 2006-4 Class A4, 0.767% (LIBOR 1 Month + 0.31%) due 5/25/2032	6,752,912	6,542,938
[d]	Series 2007-2 Class A4, 0.747% (LIBOR 1 Month + 0.29%) due 1/25/2033	3,176,855	3,009,652
[d,e]	Navient Private Education Refi Loan Trust, Series 2019-D Class A2B, 1.447% (LIBOR 1 Month + 1.05%) due 12/15/2059	4,675,915	4,637,106
52 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 2.207% (LIBOR 1 Month + 1.75%) due 12/26/2040	$ 234,594	$ 235,031
	Nelnet Student Loan Trust,
[d,e]	Series 2015-2A Class A2, 1.057% (LIBOR 1 Month + 0.60%) due 9/25/2047	2,613,800	2,564,327
[d,e]	Series 2021-CA Class AFL, 1.189% (LIBOR 1 Month + 0.74%) due 4/20/2062	4,694,765	4,629,510
[d,e]	Series 2021-DA Class AFL, 1.139% (LIBOR 1 Month + 0.69%) due 4/20/2062	5,400,263	5,318,556
[d,e,f]	Prodigy Finance DAC, Series 2021-1A Class A, 1.707% (LIBOR 1 Month + 1.25%) due 7/25/2051	1,735,018	1,707,829
	SLM Student Loan Trust,
[d]	Series 2008-2 Class A3, 1.008% (LIBOR 3 Month + 0.75%) due 4/25/2023	729,691	717,890
[d]	Series 2008-5 Class A4, 1.958% (LIBOR 3 Month + 1.70%) due 7/25/2023	961,533	964,514
[d]	Series 2011-2 Class A2, 1.657% (LIBOR 1 Month + 1.20%) due 10/25/2034	4,712,636	4,755,725
[d]	Series 2012-1 Class A3, 1.407% (LIBOR 1 Month + 0.95%) due 9/25/2028	1,992,351	1,956,682
[d]	Series 2013-6 Class A3, 1.107% (LIBOR 1 Month + 0.65%) due 6/26/2028	2,159,058	2,130,280
	SMB Private Education Loan Trust,
[e]	4.75% due 11/16/2054	6,000,000	5,841,347
[d,e]	Series 2021-A Class A1, 0.897% (LIBOR 1 Month + 0.50%) due 1/15/2053	48,272	48,233
[e]	Series 2021-A Class R, 0.01% due 1/15/2053	2,742	8,767,827
[d,e]	Series 2021-D Class A1B, 0.997% (LIBOR 1 Month + 0.60%) due 3/17/2053	3,772,975	3,711,286
[e]	SoFi Professional Loan Program Trust, Series 2021-B Class R1, due 2/15/2047	90,000	5,186,322
[d,e]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 1.149% (LIBOR 1 Month + 0.70%) due 11/20/2061	3,724,076	3,686,789
			120,897,465
	Total Asset Backed Securities (Cost $993,993,512)		991,334,030
	Corporate Bonds — 47.3%
	Automobiles & Components — 1.4%
	Auto Components — 0.1%
[e]	Real Hero Merger Sub 2, Inc., 6.25% due 2/1/2029	4,616,000	4,210,669
	Automobiles — 1.0%
[d,e,f]	BMW Finance NV, 1.185% (LIBOR 3 Month + 0.79%) due 8/12/2022	4,000,000	4,007,600
[d,e]	BMW US Capital LLC, 0.566% (SOFRINDX + 0.38%) due 8/12/2024	6,539,000	6,500,289
[e]	Daimler Finance North America LLC, 2.125% due 3/10/2025	7,500,000	7,245,150
[d,e]	Daimler Trucks Finance North America LLC, 1.015% (SOFR + 0.75%) due 12/13/2024	4,099,000	4,064,691
	Hyundai Capital America,
[e]	0.875% due 6/14/2024	2,950,000	2,790,434
[e]	1.00% due 9/17/2024	5,000,000	4,705,600
[e]	1.65% due 9/17/2026	2,750,000	2,507,835
[e]	1.80% due 10/15/2025 - 1/10/2028	1,933,000	1,777,703
[e]	2.375% due 2/10/2023	6,747,000	6,721,361
[e]	2.75% due 9/27/2026	1,250,000	1,191,675
	Hyundai Capital Services, Inc.,
[e,f]	1.25% due 2/8/2026	830,000	764,970
[e,f]	3.75% due 3/5/2023	971,000	981,040
	Nissan Motor Acceptance Co. LLC,
[d,e]	0.894% (LIBOR 3 Month + 0.65%) due 7/13/2022	440,000	440,022
[d,e]	1.656% (LIBOR 3 Month + 0.69%) due 9/28/2022	460,000	460,143
	Construction & Engineering — 0.3%
[e,f]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	13,800,000	13,869,552
			62,238,734
	Banks — 0.4%
	Banks — 0.4%
[d]	Capital One NA, 1.159% (LIBOR 3 Month + 0.82%) due 8/8/2022	3,000,000	3,003,570
[d]	Citizens Bank NA/Providence RI, 1.933% (LIBOR 3 Month + 0.95%) due 3/29/2023	4,000,000	4,018,480
[e,f]	Macquarie Bank Ltd., 3.624% due 6/3/2030	2,800,000	2,639,924
[d,e,f]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	4,862,000	4,445,035
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	1,815,000	1,769,189
	3.45% due 6/2/2025	1,185,000	1,181,196
			17,057,394
	Capital Goods — 2.3%
	Aerospace & Defense — 1.1%
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 53

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Boeing Co., 2.196% due 2/4/2026	$ 2,832,000	$ 2,679,497
[e]	BWX Technologies, Inc.,4.125% due 6/30/2028 - 4/15/2029	12,961,000	12,480,168
[e]	Spirit AeroSystems, Inc., 7.50% due 4/15/2025	7,817,000	8,101,539
	Teledyne Technologies, Inc.,
	2.25% due 4/1/2028	4,423,000	4,103,217
	2.75% due 4/1/2031	2,217,000	2,054,117
	TransDigm, Inc.,
[e]	6.25% due 3/15/2026	12,244,000	12,607,157
[e]	8.00% due 12/15/2025	5,600,000	5,840,576
	Machinery — 0.7%
[e,f]	ATS Automation Tooling Systems, Inc., 4.125% due 12/15/2028	9,620,000	9,053,863
	Flowserve Corp., 3.50% due 10/1/2030	4,053,000	3,840,096
[e]	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	6,445,000	5,825,507
	nVent Finance Sarl,
[f]	2.75% due 11/15/2031	4,097,000	3,681,441
[f]	4.55% due 4/15/2028	3,000,000	3,092,970
	Westinghouse Air Brake Technologies Corp., 4.40% due 3/15/2024	3,854,000	3,926,417
	Trading Companies & Distributors — 0.5%
[e]	IAA, Inc., 5.50% due 6/15/2027	19,559,000	19,654,448
[e]	Ritchie Bros Holdings, Inc., 4.75% due 12/15/2031	2,045,000	1,994,100
			98,935,113
	Commercial & Professional Services — 1.4%
	Commercial Services & Supplies — 1.1%
[e]	ACCO Brands Corp., 4.25% due 3/15/2029	12,736,000	11,775,960
[e,f]	Cimpress plc, 7.00% due 6/15/2026	9,141,000	8,701,684
	CoreCivic, Inc., 8.25% due 4/15/2026	4,827,000	4,992,421
[e]	Nielsen Finance LLC/Nielsen Finance Co., 5.875% due 10/1/2030	9,182,000	9,203,211
	Quanta Services, Inc., 0.95% due 10/1/2024	9,094,000	8,627,933
[e,f]	Ritchie Bros Auctioneers, Inc., 5.375% due 1/15/2025	3,026,000	3,069,574
	Hotels, Restaurants & Leisure — 0.0%
[e]	Magallanes, Inc., 3.428% due 3/15/2024	1,800,000	1,809,882
	Machinery — 0.1%
	Scotts Miracle-Gro Co., 5.25% due 12/15/2026	2,000,000	2,030,600
	Media — 0.0%
[e]	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75% due 2/1/2032	900,000	838,728
	Professional Services — 0.2%
	Gartner, Inc.,
[e]	3.625% due 6/15/2029	7,155,000	6,771,993
[e]	4.50% due 7/1/2028	3,749,000	3,736,928
			61,558,914
	Consumer Durables & Apparel — 0.5%
	Household Durables — 0.2%
[e]	CD&R Smokey Buyer, Inc., 6.75% due 7/15/2025	5,658,000	5,840,301
[e,f]	Panasonic Corp., 2.536% due 7/19/2022	2,790,000	2,796,584
	Leisure Products — 0.3%
[e]	Vista Outdoor, Inc., 4.50% due 3/15/2029	16,065,000	14,776,748
			23,413,633
	Consumer Services — 1.2%
	Hotels, Restaurants & Leisure — 1.2%
	Hyatt Hotels Corp.,
	1.80% due 10/1/2024	6,520,000	6,270,154
	5.75% due 4/23/2030	4,475,000	4,937,849
[e]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	10,127,000	10,174,090
[e]	Papa John’s International, Inc., 3.875% due 9/15/2029	12,568,000	11,500,474
[e]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	11,405,000	11,926,437
[e]	TKC Holdings, Inc., 6.875% due 5/15/2028	8,650,000	8,405,032
			53,214,036
	Diversified Financials — 7.0%
54 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Capital Markets — 2.3%
[e,f]	B3 SA - Brasil Bolsa Balcao, 4.125% due 9/20/2031	$ 8,827,000	$ 7,929,912
	Blackstone Private Credit Fund,
[e]	2.625% due 12/15/2026	2,995,000	2,687,833
[e]	3.25% due 3/15/2027	1,397,000	1,282,614
[d]	Citigroup Global Markets Holdings, Inc., 6.40% due 1/29/2035	4,108,000	3,128,427
	Compass Group Diversified Holdings LLC,
[e]	5.00% due 1/15/2032	800,000	724,096
[e]	5.25% due 4/15/2029	5,610,000	5,273,568
	Hercules Capital, Inc.,
	2.625% due 9/16/2026	5,218,000	4,778,540
	3.375% due 1/20/2027	4,157,000	3,907,330
[a,b,e,h]	JPR Royalty Sub LLC, 14.00% due 9/1/2020	2,000,000	0
	LPL Holdings, Inc.,
[e]	4.00% due 3/15/2029	2,820,000	2,675,757
[e]	4.375% due 5/15/2031	5,085,000	4,921,721
[e]	4.625% due 11/15/2027	3,515,000	3,456,651
	Main Street Capital Corp., 3.00% due 7/14/2026	2,258,000	2,102,175
	Owl Rock Capital Corp.,
	2.625% due 1/15/2027	833,000	750,075
	2.875% due 6/11/2028	7,319,000	6,404,271
[e]	Owl Rock Capital Corp. III, 3.125% due 4/13/2027	6,070,000	5,369,765
	Owl Rock Core Income Corp.,
[e]	3.125% due 9/23/2026	7,087,000	6,417,845
[e]	4.70% due 2/8/2027	1,910,000	1,837,802
[e]	5.50% due 3/21/2025	2,690,000	2,683,033
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	3,547,000	3,201,522
[e]	3.75% due 6/17/2026	3,540,000	3,377,054
[e]	4.75% due 12/15/2025	6,409,000	6,323,504
	Sixth Street Specialty Lending, Inc.,
	2.50% due 8/1/2026	609,000	561,949
	3.875% due 11/1/2024	4,054,000	4,046,095
	SLR Investment Corp., 4.50% due 1/20/2023	3,875,000	3,904,760
[e]	StoneX Group, Inc., 8.625% due 6/15/2025	11,286,000	11,789,130
	Consumer Finance — 0.4%
[e]	FirstCash, Inc., 5.625% due 1/1/2030	17,215,000	16,555,321
	Diversified Financial Services — 4.2%
	Antares Holdings LP,
[e]	2.75% due 1/15/2027	1,630,000	1,439,241
[e]	3.75% due 7/15/2027	3,480,000	3,210,787
[e]	3.95% due 7/15/2026	9,451,000	8,803,512
[e]	6.00% due 8/15/2023	4,400,000	4,510,748
[e]	8.50% due 5/18/2025	2,750,000	3,026,045
	Bank of America Corp.,
[d]	0.909% (BSBY3M + 0.43%) due 5/28/2024	1,707,000	1,703,774
[d,i]	0.976% (SOFR + 0.69%) due 4/22/2025	9,500,000	9,102,425
[d]	1.734% (SOFR + 0.96%) due 7/22/2027	1,290,000	1,199,132
[d,f]	Barclays plc, 1.839% (LIBOR 3 Month + 1.38%) due 5/16/2024	2,500,000	2,517,750
	BNP Paribas SA,
[d,e,f]	2.159% (SOFR + 1.22%) due 9/15/2029	1,350,000	1,203,808
[e,f]	3.375% due 1/9/2025	5,000,000	4,984,700
[d]	Charles Schwab Corp., 1.209% (SOFRINDX + 1.05%) due 3/3/2027	20,000,000	20,046,800
	Citigroup Mortgage Loan Trust,
[d]	0.834% (SOFR + 0.67%) due 5/1/2025	3,971,000	3,925,453
[d]	1.023% (SOFR + 0.77%) due 6/9/2027	6,750,000	6,607,035
[d]	1.462% (SOFR + 0.77%) due 6/9/2027	9,250,000	8,516,752
	Deutsche Bank AG,
[f]	0.898% due 5/28/2024	3,667,000	3,495,531
[d,f]	1.738% (LIBOR 3 Month + 1.23%) due 2/27/2023	2,800,000	2,815,568
[d,f]	2.311% (SOFR + 1.22%) due 11/16/2027	4,670,000	4,296,587
	Goldman Sachs Group, Inc.,
[d]	0.65% (SOFR + 0.50%) due 7/16/2024	5,092,000	4,824,874
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	0.751% (SOFR + 0.50%) due 9/10/2024	$ 3,687,000	$ 3,646,554
[d]	0.836% (SOFR + 0.70%) due 1/24/2025	2,610,000	2,586,145
[d]	0.856% (SOFR + 0.62%) due 12/6/2023	2,027,000	2,017,899
[d]	1.052% (SOFR + 0.92%) due 10/21/2027	2,692,000	2,641,094
[d]	1.071% (SOFR + 0.82%) due 9/10/2027	3,687,000	3,602,051
	3.00% due 3/15/2024	3,052,000	3,048,765
	HSBC Holdings plc,
[d,f]	0.782% (SOFR + 0.58%) due 11/22/2024	715,000	708,486
[d,f]	1.589% (SOFR + 1.29%) due 5/24/2027	3,500,000	3,201,590
[d,f]	1.645% (SOFR + 1.54%) due 4/18/2026	3,750,000	3,535,012
[d,f]	2.206% (SOFR + 1.29%) due 8/17/2029	3,500,000	3,152,800
[d,f]	2.251% (SOFR + 1.10%) due 11/22/2027	1,350,000	1,257,687
	JPMorgan Chase & Co.,
[d]	0.851% (SOFR + 0.60%) due 12/10/2025	2,000,000	1,978,460
[d]	1.02% (SOFR + 0.89%) due 4/22/2027	4,200,000	4,135,152
[d]	2.069% (SOFR + 1.02%) due 6/1/2029	1,640,000	1,507,603
[d]	0.851% (SOFR + 0.58%) due 6/23/2025	10,125,000	10,022,231
[d,f]	Mizuho Financial Group, Inc., 1.128% (LIBOR 3 Month + 0.63%) due 5/25/2024	2,946,000	2,946,295
	Natwest Group plc,
[d,f]	1.642% ( H15T1Y + 0.90%) due 6/14/2027	2,000,000	1,828,340
[d,f]	1.976% (LIBOR 3 Month + 1.47%) due 5/15/2023	1,398,000	1,399,496
	Societe Generale SA,
[d,e,f]	1.178% (SOFR + 1.05%) due 1/21/2026	2,600,000	2,559,622
[d,e,f]	1.792% (H15T1Y + 1.00%) due 6/9/2027	1,667,000	1,509,985
[e,f]	2.625% due 1/22/2025	3,000,000	2,895,510
[e,f]	3.875% due 3/28/2024	2,000,000	2,006,560
[e,f]	4.25% due 9/14/2023	3,000,000	3,042,210
[d,f]	Sumitomo Mitsui Financial Group, Inc., 0.984% (SOFR + 0.88%) due 1/14/2027	4,760,000	4,744,292
[d,e,f]	UBS Group AG, 1.494% (H15T1Y + 0.85%) due 8/10/2027	2,679,000	2,440,864
[e]	United Wholesale Mortgage LLC, 5.50% due 11/15/2025	12,301,000	11,926,189
	Western Union Co., 2.85% due 1/10/2025	2,338,000	2,310,201
	Insurance — 0.1%
[e]	Global Atlantic Fin Co., 4.40% due 10/15/2029	7,275,000	7,254,703
			306,227,068
	Energy — 3.3%
	Energy Equipment & Services — 0.3%
[e]	Enviva Partners LP/Enviva Partners Finance Corp., 6.50% due 1/15/2026	8,464,000	8,710,979
[e]	Hanwha Energy USA Holdings Corp., 2.375% due 7/30/2022	1,915,000	1,913,602
	Odebrecht Offshore Drilling Finance Ltd.,
[e,f]	6.72% due 12/1/2022	94,700	93,460
[e,f,j]	7.72% due 12/1/2026 PIK	2,518,668	567,305
[c,e,f]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 5/2/2022	304,899	1,433
[b,e,f,h]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	10,461,182	707,176
	Oil, Gas & Consumable Fuels — 3.0%
[e]	Chesapeake Energy Corp., 5.50% due 2/1/2026	1,055,000	1,081,575
[e]	Citgo Holding, Inc., 9.25% due 8/1/2024	12,777,000	12,908,475
[e]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	725,000	742,719
	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75% due 5/15/2025	9,188,000	9,188,000
[d]	Energy Transfer LP, 3.334% (LIBOR 3 Month + 3.02%) due 11/1/2066	1,200,000	981,132
	EQM Midstream Partners LP, Series 5Y, 4.75% due 7/15/2023	2,651,000	2,670,485
	Florida Gas Transmission Co. LLC,
[e]	2.30% due 10/1/2031	3,985,000	3,529,076
[e]	3.875% due 7/15/2022	4,765,000	4,769,431
	Galaxy Pipeline Assets Bidco Ltd.,
[e,f,i]	1.75% due 9/30/2027	9,187,802	8,823,230
[e,f]	2.16% due 3/31/2034	4,360,000	4,019,658
[e,f]	2.625% due 3/31/2036	6,630,000	5,952,878
[e,f]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	16,000,000	6,640,000
	Gray Oak Pipeline LLC,
[e]	2.00% due 9/15/2023	3,809,000	3,752,741
[e]	3.45% due 10/15/2027	5,130,000	4,948,757
[e]	Gulfstream Natural Gas System LLC, 4.60% due 9/15/2025	5,000,000	5,151,450
56 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e,f]	Lukoil International Finance BV, 4.563% due 4/24/2023	$ 1,050,000	$ 609,000
[e]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	5,487,000	5,553,722
[e]	Par Petroleum LLC/Par Petroleum Finance Corp., 7.75% due 12/15/2025	451,000	446,481
	Parkland Corp.,
[e,f]	4.50% due 10/1/2029	1,825,000	1,692,213
[e,f]	5.875% due 7/15/2027	3,726,000	3,722,982
	Petroleos Mexicanos,
[f]	3.50% due 1/30/2023	2,674,000	2,674,669
[f]	5.95% due 1/28/2031	2,802,000	2,587,871
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	4,466,000	4,951,381
[e,f]	Petrorio Luxembourg Sarl, 6.125% due 6/9/2026	800,000	801,472
	SA Global Sukuk Ltd.,
[e,f]	0.946% due 6/17/2024	4,969,000	4,754,886
[e,f]	1.602% due 6/17/2026	6,076,000	5,713,445
[e,f]	Saudi Arabian Oil Co., 2.75% due 4/16/2022	1,846,000	1,846,369
[e]	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50% due 10/15/2026	848,000	810,383
[c,d]	Summit Midstream Partners LP, Series A, 9.50% (LIBOR 3 Month + 7.43%) due 12/15/2022	2,114,000	1,638,435
	Sunoco LP/Sunoco Finance Corp.,
	5.875% due 3/15/2028	12,500,000	12,695,250
	6.00% due 4/15/2027	3,000,000	3,062,550
	Tennessee Gas Pipeline Co. LLC, 7.00% due 3/15/2027	2,251,000	2,593,084
			143,307,755
	Food & Staples Retailing — 0.5%
	Food & Staples Retailing — 0.5%
	7-Eleven, Inc.,
[e]	0.625% due 2/10/2023	1,600,000	1,575,296
[e]	0.80% due 2/10/2024	5,236,000	5,030,173
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC,
[e]	4.625% due 1/15/2027	9,788,000	9,473,316
[e]	5.875% due 2/15/2028	4,365,000	4,358,147
[e]	KeHE Distributors LLC/KeHE Finance Corp., 8.625% due 10/15/2026	3,074,000	3,258,624
			23,695,556
	Food, Beverage & Tobacco — 1.9%
	Beverages — 0.5%
[e,f]	Becle SAB de CV, 2.50% due 10/14/2031	10,661,000	9,495,966
[e,f]	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25% due 4/27/2029	10,825,000	10,796,639
	Food Products — 0.8%
[e,f]	Barry Callebaut Services NV, 5.50% due 6/15/2023	13,052,000	13,410,147
[d]	General Mills, Inc., 1.249% (LIBOR 3 Month + 1.01%) due 10/17/2023	2,530,000	2,558,690
	Kraft Heinz Foods Co., 3.875% due 5/15/2027	4,582,000	4,653,113
	Post Holdings, Inc.,
[e]	4.625% due 4/15/2030	8,247,000	7,437,062
[e]	5.625% due 1/15/2028	8,445,000	8,294,003
	Tobacco — 0.6%
	Altria Group, Inc., 2.45% due 2/4/2032	9,890,000	8,599,256
	BAT Capital Corp., 2.726% due 3/25/2031	7,615,000	6,718,410
[e]	Vector Group Ltd., 10.50% due 11/1/2026	11,512,000	11,793,008
			83,756,294
	Health Care Equipment & Services — 2.0%
	Health Care Equipment & Supplies — 0.3%
[e]	Hologic, Inc., 3.25% due 2/15/2029	10,357,000	9,668,570
[e,f]	Olympus Corp., 2.143% due 12/8/2026	5,510,000	5,199,071
	Health Care Providers & Services — 1.3%
	Centene Corp., 3.375% due 2/15/2030	10,647,000	10,028,622
	Charles River Laboratories International, Inc.,
[e]	3.75% due 3/15/2029	4,567,000	4,312,344
[e]	4.25% due 5/1/2028	4,480,000	4,379,335
[e]	Highmark, Inc., 1.45% due 5/10/2026	8,000,000	7,403,040
	Humana, Inc., 0.65% due 8/3/2023	6,500,000	6,341,075
	Tenet Healthcare Corp.,
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	4.625% due 7/15/2024	$ 3,656,000	$ 3,672,781
[e]	4.875% due 1/1/2026	2,826,000	2,859,629
[e]	5.125% due 11/1/2027	12,798,000	12,864,038
[e]	Universal Health Services, Inc., 2.65% due 10/15/2030	4,646,000	4,224,561
	Health Care Technology — 0.4%
[e]	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75% due 3/1/2025	16,315,000	16,312,390
			87,265,456
	Household & Personal Products — 1.6%
	Household Products — 1.4%
[e]	Energizer Holdings, Inc., 4.75% due 6/15/2028	8,110,000	7,376,045
[e]	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00% due 12/31/2026	4,585,000	4,228,195
	Prestige Brands, Inc.,
[e]	3.75% due 4/1/2031	6,386,000	5,699,760
[e]	5.125% due 1/15/2028	12,321,000	12,225,389
	Scotts Miracle-Gro Co., 4.375% due 2/1/2032	13,166,000	11,662,180
	Spectrum Brands, Inc.,
[e]	3.875% due 3/15/2031	9,098,000	8,016,248
[e]	5.50% due 7/15/2030	5,705,000	5,471,494
	Spectrum Brands, Inc. (EUR), 4.00% due 10/1/2026	2,900,000	3,189,325
[e]	Spectrum Brands, Inc.(EUR), 4.00% due 10/1/2026	2,000,000	2,199,534
	Personal Products — 0.2%
[e]	Edgewell Personal Care Co., 5.50% due 6/1/2028	10,292,000	10,244,657
			70,312,827
	Insurance — 3.1%
	Insurance — 3.1%
[e,f]	Ascot Group Ltd., 4.25% due 12/15/2030	2,507,000	2,477,016
	Brighthouse Financial Global Funding,
[d,e]	0.867% (SOFR + 0.76%) due 4/12/2024	2,307,000	2,311,937
[e]	1.55% due 5/24/2026	2,089,000	1,934,748
[e]	2.00% due 6/28/2028	4,823,000	4,310,990
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	3,750,000	4,131,750
[e,f]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	4,790,000	4,783,821
[d]	Enstar Finance LLC, 5.75% (5-Yr. CMT + 5.47%) due 9/1/2040	1,672,000	1,671,281
	Enstar Group Ltd.,
[f]	3.10% due 9/1/2031	2,645,000	2,368,412
[f]	4.95% due 6/1/2029	4,726,000	4,904,690
	Equitable Financial Life Global Funding,
[e]	1.00% due 1/9/2026	3,000,000	2,754,930
[e]	1.40% due 8/27/2027	4,620,000	4,152,687
[e]	1.80% due 3/8/2028	4,074,000	3,665,500
	F&G Global Funding,
[e]	1.75% due 6/30/2026	11,945,000	11,089,380
[e]	2.00% due 9/20/2028	6,641,000	5,942,632
[e]	2.30% due 4/11/2027	3,210,000	3,001,607
	Fairfax Financial Holdings Ltd.,
[f]	3.375% due 3/3/2031	1,520,000	1,423,358
[f]	4.625% due 4/29/2030	4,673,000	4,814,592
[f]	4.85% due 4/17/2028	1,105,000	1,143,288
[e,f]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	4,409,000	4,845,006
	Fidelity National Financial, Inc., 3.40% due 6/15/2030	3,137,000	3,018,516
	First American Financial Corp., 4.00% due 5/15/2030	1,843,000	1,850,317
	GA Global Funding Trust,
[d,e]	0.755% (SOFR + 0.50%) due 9/13/2024	5,322,000	5,243,341
[e]	1.00% due 4/8/2024	435,000	416,443
[e]	2.25% due 1/6/2027	3,580,000	3,343,326
	Mercury General Corp., 4.40% due 3/15/2027	2,438,000	2,505,118
[d,e]	Nationwide Mutual Insurance Co., 3.116% (LIBOR 3 Month + 2.29%) due 12/15/2024	6,178,000	6,180,101
[d,e]	Pacific Life Global Funding II, 0.856% (SOFR + 0.62%) due 6/4/2026	4,533,000	4,473,890
[e]	Protective Life Corp., 3.40% due 1/15/2030	4,902,000	4,845,676
58 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Reliance Standard Life Global Funding II,
[e]	1.512% due 9/28/2026	$ 4,000,000	$ 3,681,080
[e]	2.75% due 5/7/2025 - 1/21/2027	6,420,000	6,241,257
[e]	3.85% due 9/19/2023	3,000,000	3,040,710
[e]	RGA Global Funding, 2.00% due 11/30/2026	4,124,000	3,910,418
[e]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	2,000,000	2,056,280
[e]	Security Benefit Global Funding, 1.25% due 5/17/2024	2,404,000	2,297,262
	Stewart Information Services Corp., 3.60% due 11/15/2031	12,275,000	11,221,437
	Semiconductors & Semiconductor Equipment — 0.0%
	TSMC Global Ltd.,
[e,f]	1.00% due 9/28/2027	250,000	220,980
[e,f]	1.75% due 4/23/2028	240,000	218,681
			136,492,458
	Materials — 3.8%
	Chemicals — 1.0%
[e,f]	NOVA Chemicals Corp., 5.25% due 6/1/2027	9,300,000	9,269,589
[e,f]	Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00% due 1/27/2030	10,325,000	10,186,129
	OCP SA,
[e,f]	3.75% due 6/23/2031	7,800,000	7,082,634
[e,f]	5.625% due 4/25/2024	4,710,000	4,841,032
	Phosagro OAO Via Phosagro Bond Funding DAC,
[e,f]	3.05% due 1/23/2025	933,000	261,240
[e,f]	3.949% due 4/24/2023	11,250,000	3,150,000
[e,f]	SPCM SA, 3.125% due 3/15/2027	8,405,000	7,735,290
	Containers & Packaging — 1.7%
[e,f]	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance plc, 3.25% due 9/1/2028	16,310,000	14,804,587
	Ball Corp.,
	2.875% due 8/15/2030	7,300,000	6,547,589
	3.125% due 9/15/2031	5,414,000	4,833,673
[e]	Crown Americas LLC, 5.25% due 4/1/2030	7,000,000	7,173,530
	Graphic Packaging International LLC,
[e]	3.50% due 3/15/2028 - 3/1/2029	8,150,000	7,645,077
	4.875% due 11/15/2022	8,160,000	8,210,021
[e]	Matthews International Corp., Class C, 5.25% due 12/1/2025	15,091,000	15,218,821
[e]	Sealed Air Corp., 5.125% due 12/1/2024	4,500,000	4,671,945
[e]	Silgan Holdings, Inc., 1.40% due 4/1/2026	6,169,000	5,633,284
	Metals & Mining — 1.1%
[f]	AngloGold Ashanti Holdings plc, 3.375% due 11/1/2028	15,715,000	14,657,852
[e]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	16,150,000	17,010,795
[e]	Compass Minerals International, Inc., 6.75% due 12/1/2027	2,144,000	2,169,835
[e,f]	Metalloinvest Finance DAC, Series 2022-1A Class A, 3.375% due 10/22/2028	7,500,000	1,500,000
	Stillwater Mining Co.,
[e]	4.00% due 11/16/2026	9,328,000	8,966,913
[e]	4.50% due 11/16/2029	3,050,000	2,835,219
			164,405,055
	Media & Entertainment — 0.9%
	Media — 0.9%
	CCO Holdings LLC/CCO Holdings Capital Corp.,
[e]	4.25% due 2/1/2031	6,548,000	5,968,371
[e]	4.75% due 3/1/2030	8,394,000	8,068,313
[e]	Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.875% due 8/15/2027	3,880,000	3,824,981
[e]	Magallanes, Inc., 3.528% due 3/15/2024	4,585,000	4,583,441
[e]	News Corp., 5.125% due 2/15/2032	1,980,000	1,990,910
[e,f]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	14,200,000	13,889,162
			38,325,178
	Pharmaceuticals, Biotechnology & Life Sciences — 0.2%
	Biotechnology — 0.1%
	Bio-Rad Laboratories, Inc., 3.30% due 3/15/2027	2,505,000	2,473,637
[f]	Royalty Pharma plc, 1.20% due 9/2/2025	4,086,000	3,780,490
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 59

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Life Sciences Tools & Services — 0.0%
[e]	Avantor Funding, Inc. (EUR), 2.625% due 11/1/2025	$ 2,000,000	$ 2,242,147
	Pharmaceuticals — 0.1%
[a,b,h]	Atlas U.S. Royalty LLC Participation Rights, Zero coupon due 3/15/2027	5,450,000	0
[e]	Bayer US Finance II LLC, 4.25% due 12/15/2025	2,500,000	2,545,600
			11,041,874
	Real Estate — 1.4%
	Equity Real Estate Investment Trusts — 1.2%
	American Tower Corp.,
	1.45% due 9/15/2026	1,842,000	1,685,025
[k]	3.65% due 3/15/2027	2,830,000	2,825,472
[k]	4.05% due 3/15/2032	1,546,000	1,550,654
	Crown Castle International Corp.,
	1.05% due 7/15/2026	2,636,000	2,385,975
	2.10% due 4/1/2031	5,453,000	4,723,552
	Iron Mountain, Inc.,
[e]	5.00% due 7/15/2028	2,880,000	2,811,571
[e]	5.25% due 7/15/2030	8,085,000	7,921,117
	Retail Opportunity Investments Partnership LP (Guaranty: Retail Opportunity Investments Corp.), 5.00% due 12/15/2023	1,500,000	1,530,480
	SBA Tower Trust,
[e]	1.631% due 5/15/2051	13,500,000	12,686,552
[e]	1.84% due 4/15/2027	3,400,000	3,105,143
[e]	3.448% due 3/15/2048	763,000	763,107
	Service Properties Trust,
	4.35% due 10/1/2024	2,295,000	2,218,324
	4.65% due 3/15/2024	900,000	865,503
	4.95% due 2/15/2027	2,850,000	2,636,564
	5.25% due 2/15/2026	700,000	661,976
	Vornado Realty LP,
	2.15% due 6/1/2026	1,151,000	1,077,912
	3.40% due 6/1/2031	957,000	896,393
	Mortgage Real Estate Investment Trusts — 0.1%
	Sun Communities Operating LP, 2.30% due 11/1/2028	5,153,000	4,679,852
	Real Estate Management & Development — 0.1%
[e]	Cushman & Wakefield US Borrower LLC, 6.75% due 5/15/2028	6,259,000	6,540,467
			61,565,639
	Retailing — 0.5%
	Internet & Direct Marketing Retail — 0.4%
[e,f]	B2W Digital Lux Sarl, 4.375% due 12/20/2030	2,000,000	1,722,220
	MercadoLibre, Inc., 2.375% due 1/14/2026	15,315,000	14,280,165
	Specialty Retail — 0.1%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	1,792,000	1,616,097
	3.90% due 4/15/2030	2,996,000	2,993,304
			20,611,786
	Semiconductors & Semiconductor Equipment — 1.5%
	Semiconductors & Semiconductor Equipment — 1.5%
[f]	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875% due 1/15/2027	4,975,000	5,008,531
	Broadcom, Inc.,
[e]	3.187% due 11/15/2036	4,861,000	4,271,506
[e,k]	4.00% due 4/15/2029	940,000	939,539
	4.11% due 9/15/2028	2,104,000	2,134,634
	4.25% due 4/15/2026	1,046,000	1,074,033
	Microchip Technology, Inc.,
	0.972% due 2/15/2024	5,137,000	4,928,541
	4.25% due 9/1/2025	11,300,000	11,446,109
	Micron Technology, Inc.,
	4.663% due 2/15/2030	1,186,000	1,247,708
	5.327% due 2/6/2029	2,031,000	2,207,738
60 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Qorvo, Inc.,
[e]	3.375% due 4/1/2031	$ 6,367,000	$ 5,789,768
	4.375% due 10/15/2029	5,936,000	5,945,616
[e,f]	Renesas Electronics Corp., 1.543% due 11/26/2024	6,990,000	6,651,195
	SK Hynix, Inc.,
[e,f]	1.00% due 1/19/2024	2,800,000	2,690,296
[e,f]	1.50% due 1/19/2026	4,400,000	4,077,480
[e,f]	2.375% due 1/19/2031	2,812,000	2,461,512
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	1,160,000	1,080,552
	TSMC Arizona Corp., 1.75% due 10/25/2026	4,950,000	4,640,031
			66,594,789
	Software & Services — 4.6%
	Information Technology Services — 1.4%
	Block Financial LLC, 2.50% due 7/15/2028	3,605,000	3,302,216
	DXC Technology Co., 2.375% due 9/15/2028	11,657,000	10,540,493
[f]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	4,939,000	4,927,492
[f]	Genpact Luxembourg Sarl/Genpact USA, Inc., 1.75% due 4/10/2026	2,762,000	2,563,550
	Global Payments, Inc.,
	1.50% due 11/15/2024	2,230,000	2,132,281
[i]	2.15% due 1/15/2027	1,394,000	1,310,067
	Kyndryl Holdings, Inc.,
[e]	2.05% due 10/15/2026	3,968,000	3,565,367
[e]	2.70% due 10/15/2028	8,296,000	7,212,542
	Leidos, Inc., 2.30% due 2/15/2031	2,220,000	1,924,984
	Sabre GLBL, Inc.,
[e]	7.375% due 9/1/2025	3,586,000	3,745,398
[e]	9.25% due 4/15/2025	2,267,000	2,514,330
[e]	Science Applications International Corp., 4.875% due 4/1/2028	15,749,000	15,602,062
[e]	Wipro IT Services LLC, 1.50% due 6/23/2026	3,953,000	3,639,488
	Interactive Media & Services — 0.1%
	Baidu, Inc.,
[f]	1.72% due 4/9/2026	2,149,000	1,981,249
[f]	4.375% due 5/14/2024	1,424,000	1,449,148
	Internet Software & Services — 0.7%
[e]	Arches Buyer, Inc., 4.25% due 6/1/2028	11,799,000	10,984,515
[e,f]	Prosus NV, 3.061% due 7/13/2031	17,750,000	14,749,540
[e]	Twitter, Inc., 3.875% due 12/15/2027	3,815,000	3,704,708
	Professional Services — 0.3%
[e]	Korn Ferry, 4.625% due 12/15/2027	15,003,000	14,625,975
	Software — 2.1%
	CDK Global, Inc.,
	4.875% due 6/1/2027	13,685,000	13,831,019
[e]	5.25% due 5/15/2029	460,000	463,997
[e]	Fair Isaac Corp., 4.00% due 6/15/2028	11,087,000	10,726,672
[e]	Infor, Inc., 1.75% due 7/15/2025	2,250,000	2,109,758
[e]	LogMeIn, Inc, 5.50% due 9/1/2027	2,467,000	2,308,643
	MSCI, Inc.,
[e]	3.875% due 2/15/2031	9,973,000	9,466,671
[e]	4.00% due 11/15/2029	6,289,000	6,110,644
[e,f]	Open Text Corp., 3.875% due 2/15/2028	7,761,000	7,434,029
[e]	Open Text Holdings, Inc., 4.125% due 12/1/2031	7,667,000	7,178,612
	Oracle Corp.,
	1.65% due 3/25/2026	4,565,000	4,249,559
	2.30% due 3/25/2028	2,257,000	2,066,667
[e]	PTC, Inc., 3.625% due 2/15/2025	14,847,000	14,689,919
[e]	S&P Global, Inc., 2.45% due 3/1/2027	3,728,000	3,627,642
	VMware, Inc.,
	1.00% due 8/15/2024	1,180,000	1,124,823
	4.50% due 5/15/2025	4,040,000	4,163,382
			200,027,442
	Technology Hardware & Equipment — 1.4%
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 61

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Communications Equipment — 0.3%
	Motorola Solutions, Inc., 2.30% due 11/15/2030	$ 337,000	$ 295,478
[f]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	13,803,000	13,803,000
	Electronic Equipment, Instruments & Components — 0.6%
[f]	Flex Ltd., 4.875% due 5/12/2030	4,671,000	4,850,553
[e,f]	Sensata Technologies BV, 4.875% due 10/15/2023	4,838,000	5,000,702
[e]	TD SYNNEX Corp., 1.75% due 8/9/2026	10,183,000	9,323,045
	Trimble, Inc., 4.75% due 12/1/2024	6,525,000	6,713,116
	Vontier Corp.,
	1.80% due 4/1/2026	1,533,000	1,386,583
	2.40% due 4/1/2028	1,095,000	964,739
	Technology Hardware, Storage & Peripherals — 0.5%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	5,123,000	5,377,716
	HP, Inc., 3.00% due 6/17/2027	3,237,000	3,154,198
[f]	Lenovo Group Ltd., 5.875% due 4/24/2025	10,993,000	11,498,238
	NetApp, Inc., 2.375% due 6/22/2027	1,331,000	1,267,551
			63,634,919
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 0.4%
	Videotron Ltd.,
[e,f]	5.125% due 4/15/2027	7,150,000	7,229,151
[e,f]	5.375% due 6/15/2024	6,000,000	6,169,140
[e,f]	Virgin Media Secured Finance plc, 5.50% due 5/15/2029	1,800,000	1,782,486
	Wireless Telecommunication Services — 1.2%
	America Movil SAB de CV (MXN), 6.45% due 12/5/2022	45,000,000	2,233,846
	Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.,
[e,f]	8.00% due 12/31/2026	1,111,755	1,033,932
[e,f]	8.75% due 5/25/2024	4,866,916	4,846,839
[e,f]	SK Telecom Co. Ltd., 3.75% due 4/16/2023	3,000,000	3,032,970
	Sprint Communications, Inc., 9.25% due 4/15/2022	20,251,000	20,308,716
	T-Mobile USA, Inc.,
	3.375% due 4/15/2029	5,540,000	5,280,063
[e]	3.375% due 4/15/2029	4,550,000	4,330,508
	5.375% due 4/15/2027	3,690,000	3,791,881
	Vmed O2 UK Financing I plc,
[e,f]	4.25% due 1/31/2031	7,818,000	7,128,765
[e,f]	4.75% due 7/15/2031	1,500,000	1,411,800
			68,580,097
	Transportation — 0.2%
	Airlines — 0.2%
	American Airlines Pass Through Trust,
	Series 2013-2, 4.95% due 7/15/2024	4,118,867	4,073,641
	Series 2016-3 Class B, 3.75% due 4/15/2027	840,406	772,761
[e]	British Airways Pass Through Trust, Series 2020-1 Class A, 4.25% due 5/15/2034	1,058,136	1,050,666
	US Airways Pass Through Trust,
	Series 2010-1A Class PTT, 6.25% due 10/22/2024	644,256	645,088
	Series 2012-1A Class PTT, 5.90% due 4/1/2026	910,942	932,003
			7,474,159
	Utilities — 4.6%
	Electric Utilities — 3.5%
	AEP Texas, Inc., Series I, 2.10% due 7/1/2030	4,500,000	4,013,505
[e,f]	AES Andres BV, 5.70% due 5/4/2028	8,167,000	7,727,697
[e]	Alexander Funding Trust, 1.841% due 11/15/2023	14,718,000	14,267,188
[e]	Alliant Energy Finance LLC, 1.40% due 3/15/2026	1,500,000	1,373,460
	American Electric Power Co., Inc., 2.031% due 3/15/2024	3,302,000	3,244,743
	Appalachian Power Co., Series AA, 2.70% due 4/1/2031	4,705,000	4,380,637
	Black Hills Corp.,
	1.037% due 8/23/2024	8,226,000	7,853,938
	2.50% due 6/15/2030	1,000,000	909,360
[e]	Boston Gas Co., 3.757% due 3/16/2032	6,140,000	6,133,369
62 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	CenterPoint Energy, Inc., 0.837% (SOFRINDX + 0.65%) due 5/13/2024	$ 2,500,000	$ 2,479,650
	Comision Federal de Electricidad,
[e,f]	3.348% due 2/9/2031	10,720,000	9,432,528
[e,f]	4.688% due 5/15/2029	5,000,000	4,935,500
[f]	5.00% due 9/29/2036	869,000	848,492
	Enel Finance International NV,
[e,f]	1.375% due 7/12/2026	2,750,000	2,527,938
[e,f]	1.875% due 7/12/2028	1,250,000	1,124,500
	Entergy Texas, Inc.,
	1.50% due 9/1/2026	5,866,000	5,392,496
	3.45% due 12/1/2027	3,000,000	2,967,930
[e]	Evergy Missouri West, Inc., 3.75% due 3/15/2032	4,100,000	4,122,673
[e]	Mid-Atlantic Interstate Transmission LLC, 4.10% due 5/15/2028	945,000	956,302
[e]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	418,145	424,522
[e]	Monongahela Power Co., 3.55% due 5/15/2027	3,305,000	3,298,258
	NextEra Energy Capital Holdings, Inc., 0.65% due 3/1/2023	10,000,000	9,860,200
	Pacific Gas & Electric Co., 3.25% due 2/16/2024	8,680,000	8,651,616
	Pacific Gas and Electric Co.,
	1.367% due 3/10/2023	3,318,000	3,259,072
	1.75% due 6/16/2022	7,888,000	7,878,219
[d]	PPL Electric Utilities Corp., 0.601% (SOFR + 0.33%) due 6/24/2024	3,560,000	3,538,248
	Puget Energy, Inc.,
	2.379% due 6/15/2028	2,980,000	2,731,796
	4.10% due 6/15/2030	1,950,000	1,951,658
	4.224% due 3/15/2032	3,655,000	3,663,809
	Southern California Edison Co., Series J 0.70% due 8/1/2023	8,857,000	8,631,855
	Southern Co., 3.25% due 7/1/2026	6,725,000	6,728,094
[e]	Toledo Edison Co., 2.65% due 5/1/2028	3,933,000	3,778,826
	Transelec SA,
[e,f]	4.25% due 1/14/2025	400,000	407,720
[e,f]	4.625% due 7/26/2023	2,409,000	2,467,346
	Gas Utilities — 1.1%
[d]	CenterPoint Energy Resources Corp., 1.004% (LIBOR 3 Month + 0.50%) due 3/2/2023	1,263,000	1,262,129
[e,f]	ENN Clean Energy International Investment Ltd., 3.375% due 5/12/2026	9,524,000	8,873,701
[d]	ONE Gas, Inc., 1.355% (LIBOR 3 Month + 0.61%) due 3/11/2023	5,588,000	5,591,018
[e,f]	Rockpoint Gas Storage Canada Ltd., 7.00% due 3/31/2023	16,816,000	16,804,901
	Southwest Gas Corp., 4.05% due 3/15/2032	5,870,000	5,851,568
[d]	Spire Missouri, Inc., 0.732% (SOFR + 0.50%) due 12/2/2024	12,345,000	12,339,074
			202,685,536
	Total Corporate Bonds (Cost $2,191,173,567)		2,072,421,712
	Convertible Bonds — 0.7%
	Diversified Financials — 0.3%
	Diversified Financial Services — 0.3%
	EZCORP, Inc.,
	2.375% due 5/1/2025	13,431,000	11,929,683
	2.875% due 7/1/2024	215,000	209,850
			12,139,533
	Media & Entertainment — 0.2%
	Media — 0.2%
	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00% due 10/15/2029	15,486,000	8,904,760
			8,904,760
	Real Estate — 0.2%
	Equity Real Estate Investment Trusts — 0.2%
[e]	Radius Global Infrastructure, Inc., 2.50% due 9/15/2026	11,200,000	10,599,344
			10,599,344
	Total Convertible Bonds (Cost $32,266,961)		31,643,637
	Long-Term Municipal Bonds — 0.3%
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 63

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	California Health Facilities Financing Authority, 7.875% due 2/1/2026	$ 1,610,000	$ 1,618,607
	City of Chicago IL GO, Series B, 7.045% due 1/1/2029	2,225,000	2,444,327
	City of Detroit GO,
	Series B
	1.817% due 4/1/2022	655,000	655,000
	2.017% due 4/1/2023	275,000	272,002
	2.189% due 4/1/2024	275,000	269,403
	2.511% due 4/1/2025	465,000	453,186
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	2,115,000	2,120,516
	2.631% due 6/15/2024	1,565,000	1,557,685
	New York Transportation Development Corp., 4.248% due 9/1/2035	3,195,000	3,281,125
	West Contra Costa USD GO, 2.612% due 8/1/2032	980,000	914,045
	Total Long-Term Municipal Bonds (Cost $13,390,597)		13,585,896
	Other Government — 0.7%
[e,f]	Dominican Republic International Bond, Series 144A 5.50% due 2/22/2029	6,450,000	6,391,950
[e,f]	Finance Department Government of Sharjah, 3.625% due 3/10/2033	14,382,000	13,219,215
	Indonesia Treasury Bond (IDR),
	7.50% due 5/15/2038 - 4/15/2040	80,985,000,000	5,770,018
	8.375% due 4/15/2039	44,919,000,000	3,452,281
[e,f]	Oman Government International Bond, 5.625% due 1/17/2028	3,150,000	3,247,083
	Total Other Government (Cost $33,256,053)		32,080,547
	U.S. Treasury Securities — 0.7%
	United States Treasury Notes,
	0.375%, 11/30/2025	8,200,000	7,580,516
	0.625%, 5/15/2030 - 8/15/2030	19,127,000	16,661,547
	United States Treasury Notes Inflationary Index, 0.125%, 1/15/2030	7,100,990	7,474,527
	Total U.S. Treasury Securities (Cost $34,049,892)		31,716,590
	U.S. Government Agencies — 0.3%
[c,d,e]	Farm Credit Bank of Texas, Series 4, 5.70% (5-Yr. CMT + 5.42%), 9/15/2025	9,580,000	9,963,200
[f]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 6.50%, 1/23/2029	4,118,000	4,085,262
	Total U.S. Government Agencies (Cost $14,041,595)		14,048,462
	Mortgage Backed — 14.7%
[d,e]	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022 Class B1, 4.083% due 12/25/2066	4,575,000	4,302,718
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class A1, 3.805% due 1/25/2049	1,378,530	1,378,530
[d,e]	Series 2019-3 Class A1, 2.962% due 10/25/2048	2,419,954	2,421,529
[d,e]	Series 2021-1R Class A1, 1.175% due 10/25/2048	4,498,112	4,259,937
[d]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 2.396% due 8/25/2033	29,093	29,093
[e]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	1,695,811	1,700,052
[d,e]	Bunker Hill Loan Depositary Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B1, 5.082% due 2/25/2055	3,500,000	3,505,976
[d,e]	Cascade MH Asset Trust, Whole Loan Securities Trust CMO, Series 2021-MH1 Class B3, 7.595% due 2/25/2046	1,936,119	1,717,634
[e]	CFMT Issuer Trust, Whole Loan Securities Trust CMO, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	1,734,028	1,670,849
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class B4, 3.917% due 3/25/2050	739,286	731,416
[d,e]	Series 2019-1 Class B5, 3.917% due 3/25/2050	377,152	352,883
[d,e]	Series 2019-1 Class B6, 3.054% due 3/25/2050	523,263	452,202
[d,e]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	2,943,618	2,853,335
	CHNGE Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	4.663% due 3/25/2067	7,015,000	6,197,429
	Series 2022-1
[d,e]	3.007% due 1/25/2067	4,756,194	4,634,403
[d,e]	4.57% due 1/25/2067	4,700,000	4,147,072
	CIM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 18-INV1 Class A4, 4.00% due 8/25/2048	242,510	245,039
[d,e,g]	Series 2020-J1 Class AIO1, 0.451% due 7/25/2050	18,367,683	187,475
[d,e,g]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	16,382,355	212,378
64 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e,g]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	$ 21,657,893	$ 118,516
[d,e]	Series 2020-J1 Class B4, 3.451% due 7/25/2050	349,089	314,744
[d,e]	Series 2020-J1 Class B5, 3.451% due 7/25/2050	174,544	152,430
[d,e]	Series 2020-J1 Class B6, 3.451% due 7/25/2050	325,435	181,196
[d,e,g]	Series 2020-J2 Class AX1, 0.267% due 1/25/2051	117,622,500	1,017,223
[d,e,g]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	124,791,890	877,449
[d,e]	Series 2020-J2 Class B4, 2.767% due 1/25/2051	491,000	319,698
[d,e]	Series 2020-J2 Class B5, 2.767% due 1/25/2051	164,000	103,824
[d,e]	Series 2020-J2 Class B6, 2.767% due 1/25/2051	654,523	225,085
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d]	Series 2004-HYB2 Class B1, 2.485% due 3/25/2034	27,554	27,554
[d,e]	Series 2014-A Class A, 4.00% due 1/25/2035	497,709	491,030
[d,e]	Series 2019-IMC1 Class B1, 3.97% due 7/25/2049	1,500,000	1,500,000
[d,e]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	1,180,900	1,022,878
[d,e]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	770,600	615,955
[d,e]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	386,242	201,731
[e,g]	Series 2020-EXP1 Class XS, 0.01% due 5/25/2060	25,398,628	19,049
[d,e,g]	Series 2020-EXP2 Class A3IW, 0.862% due 8/25/2050	19,549,489	517,418
[d,e,g]	Series 2020-EXP2 Class A4IW, 0.862% due 8/25/2050	2,115,260	55,985
[d,e]	Series 2020-EXP2 Class B5, 3.362% due 8/25/2050	153,000	133,498
[d,e]	Series 2020-EXP2 Class B6, 3.362% due 8/25/2050	372,000	201,111
[d,e,g]	Series 2021-J1 Class A5IX, 0.112% due 4/25/2051	124,810,978	545,436
[d,e,g]	Series 2021-J1 Class AIOS, 0.23% due 4/25/2051	125,700,519	1,383,774
[d,e]	Series 2021-J1 Class B4, 2.612% due 4/25/2051	375,000	211,883
[d,e]	Series 2021-J1 Class B5, 2.612% due 4/25/2051	616,000	297,401
[d,e]	Series 2021-J1 Class B6, 2.612% due 4/25/2051	454,249	143,666
[d,e,g]	Series 2021-J2 Class A4I2, 0.18% due 7/25/2051	39,648,042	332,802
[d,e,g]	Series 2021-J2 Class A5IX, 0.095% due 7/25/2051	362,129,552	1,410,929
[d,e,g]	Series 2021-J2 Class AIOS, 0.08% due 7/25/2051	380,736,985	1,471,548
[d,e]	Series 2021-J2 Class B4, 2.775% due 7/25/2051	2,281,541	1,487,204
[d,e]	Series 2021-J2 Class B5, 2.775% due 7/25/2051	623,000	374,112
[d,e]	Series 2021-J2 Class B6, 2.775% due 7/25/2051	1,247,350	413,817
[d,e,g]	Series 2021-J3 Class A3I1, 0.50% due 9/25/2051	16,145,552	375,949
[d,e,g]	Series 2021-J3 Class A5I2, 0.25% due 9/25/2051	132,886,387	1,555,316
[d,e,g]	Series 2021-J3 Class AIOS, 0.08% due 9/25/2051	139,561,658	439,619
[d,e]	Series 2021-J3 Class B4, 2.859% due 9/25/2051	1,032,000	604,239
[d,e]	Series 2021-J3 Class B5, 2.859% due 9/25/2051	173,000	86,635
[d,e]	Series 2021-J3 Class B6, 2.859% due 9/25/2051	590,214	201,165
[d,e,g]	Series 2022-INV1 Class A5IX, 0.304% due 11/27/2051	231,359,007	3,014,238
[d,e]	Series 2022-INV1 Class B4, 3.304% due 11/27/2051	1,375,353	1,111,053
[d,e]	Series 2022-INV1 Class B6, 3.304% due 11/27/2051	3,467,284	1,593,866
[d,e,g]	Series 2022-J1 Class A4IO, 0.25% due 2/25/2052	36,062,253	387,669
[d,e,g]	Series 2022-J1 Class A5IX, 0.162% due 2/25/2052	329,388,894	2,253,349
[d,e,g]	Series 2022-J1 Class AIOS, 0.08% due 2/25/2052	345,306,444	1,146,417
[d,e]	Series 2022-J1 Class B4, 2.912% due 2/25/2052	700,598	417,543
[d,e]	Series 2022-J1 Class B5, 2.912% due 2/25/2052	527,000	266,861
[d,e]	Series 2022-J1 Class B6, 2.912% due 2/25/2052	1,404,735	457,098
	COMM Mortgage Trust, CMBS, Series 2015-DC1 Class A4, 3.078% due 2/10/2048	4,810,000	4,758,886
[d,e]	CSMC Trust, CMBS, Series 2021-BPNY 4.111% (LIBOR 1 Month + 3.71%) due 8/15/2023	13,600,000	13,387,029
	CSMC Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2013-HYB1 Class B3, 2.923% due 4/25/2043	2,177,673	2,177,673
[d,e,g]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	64,870,842	406,319
[d,e]	Series 2021-AFC1 Class B3, 4.398% due 3/25/2056	146,228	133,333
[d,e,g]	Series 2021-AFC1 Class XS, 3.392% due 3/25/2056	64,870,842	3,111,394
[d,e]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	3,436,883	3,329,624
[d,e]	Series 2021-NQM3 Class B2, 4.128% due 4/25/2066	2,650,000	2,467,102
[d,e]	Series 2021-NQM8 Class B2, 4.253% due 10/25/2066	3,478,650	3,034,447
[d,e]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	1,252,392	1,219,786
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-2 Class A1, 2.739% due 11/25/2059	1,594,062	1,591,372
[d,e]	Series 2021-2 Class A1, 0.931% due 6/25/2066	3,658,653	3,460,601
[d,e]	Series 2022-1 3.896% due 1/25/2067	6,901,000	5,905,712
[d,g]	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates, CMBS, Series KIR1 Class X, 1.048% due 3/25/2026	34,175,255	1,231,677
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 65

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2020-2 Class MA, 2.00% due 11/25/2059	$ 3,755,998	$ 3,616,530
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool QN2877, 2.00% due 7/1/2035	6,685,404	6,505,051
[k]	Pool RA6808 3.00% due 2/1/2052	7,486,172	7,329,896
	Pool RC1535, 2.00% due 8/1/2035	13,191,431	12,835,565
	Pool RD5063, 2.00% due 7/1/2031	10,459,303	10,268,837
	Pool SB0308, 2.50% due 1/1/2035	12,582,457	12,495,320
	Pool SB0464, 2.50% due 1/1/2036	49,714,880	49,371,238
	Pool ZS7942, 3.00% due 2/1/2033	11,255,326	11,411,166
	Pool ZS8034, 3.00% due 6/1/2033	7,337,733	7,448,314
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
[d,e]	Series 2017-SC01 Class M1, 3.651% due 12/25/2046	517,594	513,456
[d,e]	Series 2017-SC02 Class M1, 3.844% due 5/25/2047	212,372	211,757
	Federal National Mtg Assoc.,
[k]	3.00% due 12/1/2051	7,795,879	7,655,709
	Pool FS0898, 3.00% due 2/1/2052	7,475,632	7,321,932
	Pool FS0916, 3.00% due 3/1/2052	7,468,264	7,316,340
	Federal National Mtg Assoc., CMO REMIC, Series 1994-37 Class L, 6.50% due 3/25/2024	261	269
	Federal National Mtg Assoc., UMBS Collateral,
	Pool FM7615, 2.00% due 6/1/2036	9,659,884	9,402,654
	Pool FM7616, 2.00% due 6/1/2036	8,367,408	8,134,305
	Pool FM8869, 2.00% due 9/1/2036	15,324,362	14,903,492
	Pool MA4368, 2.00% due 6/1/2031	7,713,080	7,572,637
	First Republic Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2020-1 Class A2IO, 1.232% due 4/25/2050	148,004,431	3,062,922
[d,e]	Series 2020-1 Class B3, 2.872% due 4/25/2050	1,418,005	1,223,221
[d,e]	Series 2020-1 Class B4, 2.872% due 4/25/2050	1,325,000	1,043,422
[d,e]	Series 2020-1 Class B5, 2.872% due 4/25/2050	470,000	311,916
[d,e]	Series 2020-1 Class B6, 2.872% due 4/25/2050	755,000	400,513
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-1 Class 2A2, 3.00% due 3/25/2047	399,488	387,564
[d,e]	Series 2018-3 Class B4, 4.483% due 5/25/2048	5,472,929	5,385,631
[d,e]	Series 2019-2 Class B3, 4.056% due 12/25/2049	3,710,092	3,628,868
[d,e,g]	Series 2020-2 Class AX1, 0.69% due 8/25/2050	31,466,240	467,356
[d,e,g]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	5,392,470	63,018
[d,e]	Series 2020-2 Class B4, 3.69% due 8/25/2050	212,275	196,609
[d,e]	Series 2020-2 Class B5, 3.69% due 8/25/2050	633,917	580,459
[d,e]	Series 2020-2 Class B6C, 3.617% due 8/25/2050	847,306	560,241
[d,e,g]	Series 2021-13INV Class AX1, 0.194% due 12/30/2051	188,476,986	1,521,989
[d,e,g]	Series 2021-13INV Class AX17, 0.18% due 12/30/2051	15,581,859	138,689
[d,e,g]	Series 2021-13INV Class AX4, 0.50% due 12/30/2051	14,251,319	360,759
[d,e]	Series 2021-13INV Class B4, 3.374% due 12/30/2051	2,654,857	2,132,991
[d,e]	Series 2021-13INV Class B5, 3.374% due 12/30/2051	483,981	365,540
[d,e]	Series 2021-13INV Class B6C, 3.31% due 12/30/2051	4,218,500	2,428,364
[d,e]	FREMF Mortgage Trust, CMBS, Series 2016-KF24 Class B, 5.241% (LIBOR 1 Month + 5.00%) due 10/25/2026	363,162	366,257
	GCAT Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	1,106,649	1,106,049
[d,e]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	5,479,494	5,359,210
[d,e]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	12,549,904	12,208,395
[d,e]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	2,876,172	2,634,287
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2020-INV1 Class A11X, 3.452% due 10/25/2050	1,173,324	60,298
[d,e,g]	Series 2020-INV1 Class A12X, 2.959% due 10/25/2050	14,048,804	620,099
[d,e,g]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	71,215,552	413,485
[d,e,g]	Series 2020-INV1 Class AX1, due 10/25/2050	51,424,442	514
[d,e,g]	Series 2020-INV1 Class AX2, 0.459% due 10/25/2050	2,531,910	18,118
[d,e,g]	Series 2020-INV1 Class AX4, 0.937% due 10/25/2050	2,725,571	42,265
[d,e]	Series 2020-INV1 Class B4, 3.896% due 10/25/2050	1,299,491	1,254,807
[d,e]	Series 2020-INV1 Class B5, 3.896% due 10/25/2050	1,299,491	1,156,722
[d,e]	Series 2020-INV1 Class B6, 3.896% due 10/25/2050	2,994,941	2,193,912
[d,e,g]	Series 2020-INV1 Class BX, 0.396% due 10/25/2050	14,826,753	238,662
[d,e,g]	Series 2020-PJ3 Class A11X, 3.50% due 10/25/2050	2,998,759	202,353
66 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e,g]	Series 2020-PJ3 Class AIOS, 0.20% due 10/25/2050	$ 108,761,570	$ 658,954
[d,e,g]	Series 2020-PJ3 Class AX1, 0.084% due 10/25/2050	88,958,083	88,487
[d,e,g]	Series 2020-PJ3 Class AX2, 0.50% due 10/25/2050	8,297,419	105,544
[d,e,g]	Series 2020-PJ3 Class AX4, 0.35% due 10/25/2050	8,184,277	73,202
[d,e]	Homeward Opportunities Fund I Trust, , Whole Loan Securities Trust CMO, Series 2020-2 5.514% due 5/25/2065	14,305,000	14,254,313
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	4.20% due 3/25/2067	12,000,000	10,536,781
[d,e]	Series 2021-NQM3 Class B2, 4.182% due 11/25/2056	5,408,000	4,649,076
[d,e]	Series 2021-NQM4 Class A1, 2.091% due 1/25/2057	4,921,016	4,734,381
[d,e]	Series 2021-NQM4 Class B2, 4.10% due 1/25/2057	2,500,000	2,147,917
[d,e]	Series 2022- NQM1 Class A1, 2.493% due 2/25/2067	19,581,626	19,101,811
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.57% due 6/25/2045	912,621	839,144
[d,e]	Series 2016-5 Class B4, 2.318% due 12/25/2046	1,630,300	1,341,539
[d,e]	Series 2016-5 Class B5, 2.318% due 12/25/2046	1,235,596	766,576
[d,e]	Series 2017-5 Class B6, 3.05% due 10/26/2048	2,746,442	2,089,350
[d,e]	Series 2019-8 Class B4, 4.188% due 3/25/2050	3,466,152	3,322,016
[d,e,g]	Series 2020-3 Class AX1, 0.166% due 8/25/2050	11,974,578	17,667
[d,e,g]	Series 2020-4 Class A11X, 5.063% (5.25% - LIBOR 1 Month) due 11/25/2050	2,346,617	81,568
[d,e,g]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	10,637,998	80,520
[d,e,g]	Series 2020-4 Class AX1, 0.13% due 11/25/2050	39,292,931	53,662
[d,e,g]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	1,087,070	57,597
[d,e,g]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	2,508,925	20,889
[d,e]	Series 2020-4 Class B4, 3.68% due 11/25/2050	1,339,874	1,328,358
[d,e]	Series 2020-4 Class B5, 3.68% due 11/25/2050	617,884	563,869
[d,e]	Series 2020-4 Class B6, 3.68% due 11/25/2050	1,069,000	933,780
[d,e,g]	Series 2020-7 Class A3X, 0.50% due 1/25/2051	8,904,761	75,236
[d,e,g]	Series 2020-7 Class AX1, 0.13% due 1/25/2051	42,345,400	67,350
[d,e,g]	Series 2020-7 Class AX3, 3.50% due 1/25/2051	2,908,186	170,853
[d,e,g]	Series 2020-7 Class AX4, 0.40% due 1/25/2051	2,721,012	18,122
[d,e]	Series 2020-7 Class B4, 3.53% due 1/25/2051	636,455	579,453
[d,e]	Series 2020-7 Class B5, 3.53% due 1/25/2051	443,971	388,622
[d,e]	Series 2020-7 Class B6, 3.53% due 1/25/2051	585,530	345,441
[d,e]	Series 2020-LTV1 Class B3A, 3.802% due 6/25/2050	2,800,113	2,798,807
[d,e,g]	Series 2021-11 Class A3X, 0.50% due 1/25/2052	12,080,934	306,951
[d,e,g]	Series 2021-11 Class AX1, 0.233% due 1/25/2052	237,355,335	2,285,993
[d,e,g]	Series 2021-11 Class AX4, 0.30% due 1/25/2052	29,743,425	460,625
[d,e]	Series 2021-11 Class B5, 3.033% due 1/25/2052	2,408,504	1,637,784
[d,e]	Series 2021-11 Class B6, 2.935% due 1/25/2052	2,831,927	1,325,374
[d,e]	Series 2021-LTV2 ClassA1, 2.52% due 5/25/2052	15,933,232	14,677,666
[d,e,g]	Series 2022-2 Class AX1, 0.138% due 8/25/2052	234,137,142	1,147,272
[d,e,g]	Series 2022-2 Class AX4, 0.50% due 8/25/2052	14,783,168	314,142
[d,e]	Series 2022-2 Class B4, 3.138% due 8/25/2052	3,364,865	2,649,096
[d,e]	Series 2022-2 Class B5, 3.138% due 8/25/2052	1,789,737	1,180,758
[d,e]	Series 2022-2 Class B6, 3.138% due 8/25/2052	1,841,056	620,726
[d,e,g]	Series 2022-3 Class AX1, 0.122% due 8/25/2052	429,948,494	1,934,768
[d,e]	Series 2022-3 Class B4, 3.122% due 8/25/2052	2,760,000	2,086,835
[d,e]	Series 2022-3 Class B5, 3.122% due 8/25/2052	1,756,000	922,509
[d,e]	Series 2022-3 Class B6, 3.122% due 8/25/2052	1,505,760	478,185
[d,e]	JPMorgan Wealth Management, Whole Loan Securities Trust CMO, Series 2021-CL1 Class M1, 1.399% (SOFR30A + 1.30%) due 3/25/2051	5,016,643	4,888,325
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2021-INV2 Class AX1, 0.134% due 8/25/2051	112,229,934	668,935
[d,e,g]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	7,689,794	272,826
[d,e]	Series 2021-INV2 Class B5, 3.334% due 8/25/2051	326,235	247,679
[d,e]	Series 2021-INV2 Class B6, 3.092% due 8/25/2051	1,564,679	780,087
[d,e,g]	Series 2021-INV3 Class AX1, 0.177% due 10/25/2051	135,180,285	1,052,622
[d,e,g]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	10,995,728	309,962
[d,e]	Series 2021-INV3 Class B5, 3.227% due 10/25/2051	452,433	339,914
[d,e]	Series 2021-INV3 Class B6, 3.172% due 10/25/2051	1,970,343	995,335
[d]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 2.656% due 8/25/2034	67,735	69,097
[d,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	696,944	701,778
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 67

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	MFA Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2020-NQM3 Class M1, 2.654% due 1/26/2065	$ 800,000	$ 787,469
[d,e]	Series 2021-INV2 Class A1, 1.906% due 11/25/2056	10,796,279	10,176,900
[d,e]	MFRA Trust Whole Loan Securities Trust CMO, Series 2022-CHM1, 3.875% due 9/25/2056	10,807,803	10,666,975
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-3A Class A1, 4.00% due 4/25/2057	1,211,130	1,214,574
[d,e]	Series 2017-4A Class A1, 4.00% due 5/25/2057	987,556	988,957
[d,e]	Series 2017-5A Class A1, 1.957% (LIBOR 1 Month + 1.50%) due 6/25/2057	624,748	629,867
[d,e]	Series 2017-6A Class A1, 4.00% due 8/27/2057	535,483	538,511
[d,e]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	1,010,415	1,018,687
[d,e]	Series 2020-NQM1 Class B2, 4.525% due 1/26/2060	1,214,000	1,197,058
[d,e,g]	Series 2021-INV1 Class AX1, 0.759% due 6/25/2051	115,974,997	4,949,964
[d,e]	Series 2021-INV1 Class B5, 3.259% due 6/25/2051	1,233,574	938,166
[d,e]	Series 2021-INV1 Class B6, 2.932% due 6/25/2051	2,170,333	1,182,179
[d,e]	OBX Trust, Whole Loan Securities Trust CMO, Series 2021-NQM2 Class A1, 1.101% due 5/25/2061	7,734,042	7,400,962
[d,e]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	18,697,609	18,013,276
	PRKCM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2021-AFC1 Class A1, 1.51% due 8/25/2056	5,486,727	5,088,563
[d,e]	Series 2021-AFC1 Class B2, 3.95% due 8/25/2056	2,729,000	2,325,385
[d,e]	Rate Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-J1 2.50% due 1/25/2052	14,531,176	13,889,585
[e]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, 0.01% due 9/25/2050	7,538,179	1,219,587
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1C, 2.00% due 9/25/2030	7,904,946	7,523,386
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.152% due 11/25/2030	1,686,000	1,661,493
[d,e]	Series 2016-3 Class B3, 3.64% due 11/25/2046	3,047,177	2,999,541
[d,e]	Series 2017-7 Class B3, 3.719% due 10/25/2047	1,425,824	1,382,053
[d,e]	Series 2018-7 Class B4, 4.26% due 9/25/2048	1,802,000	1,802,000
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	3.998% due 3/27/2062	4,204,000	3,636,447
[d,e]	Series 2019-3 Class A1, 2.703% due 9/25/2059	321,526	321,526
[d,e,g]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	19,416,074	66,147
[d,e]	Series 2019-3 Class B2, 5.663% due 9/25/2059	1,978,000	1,862,336
[d,e]	Series 2019-3 Class B3, 5.963% due 9/25/2059	842,000	594,498
[e]	Series 2019-3 Class XS1, 0.01% due 9/25/2059	19,258,862	763
[e]	Series 2019-3 Class XS2, 0.01% due 9/25/2059	19,258,862	169,124
[d,e]	Series 2020-2 Class A3, 1.895% due 5/25/2065	1,680,386	1,662,159
[d,e]	Series 2021-2 Class A1, 1.737% due 12/25/2061	7,697,681	7,534,831
[d,e]	Shellpoint Co-Originator Trust, Whole Loan Securities Trust CMO, Series 2016-1 Class B4, 3.578% due 11/25/2046	3,011,714	2,736,407
[d,e]	Spruce Hill Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2020-SH1 Class A1, 2.521% due 1/28/2050	552,188	549,670
[d,e]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2021-5 Class A1, 1.92% due 9/25/2066	19,820,504	19,034,817
	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-2 Class B3, 3.755% due 7/25/2048	2,637,895	2,527,772
[d,e]	Series 2018-2 Class B4, 3.755% due 7/25/2048	2,040,000	1,782,920
[d,e]	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO, Series 2018-2 Class A1, 3.25% due 3/25/2058	2,561,054	2,561,950
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-3 Class A1, 2.784% due 7/25/2059	811,445	811,445
[d,e]	Series 2019-3 Class B1, 4.043% due 7/25/2059	300,000	300,000
[d,e]	Series 2019-4 Class B1, 3.86% due 11/25/2059	3,250,000	3,245,106
[d,e]	Series 2019-INV3 Class B2, 4.791% due 11/25/2059	1,385,000	1,372,762
[d,e]	Series 2020-1 Class B1, 3.624% due 1/25/2060	1,500,000	1,494,211
[d,e]	Series 2020-2 Class B1, 5.36% due 5/25/2060	2,225,000	2,234,404
[d,e]	Series 2020-INV1 Class B1, 5.75% due 3/25/2060	875,000	881,902
[d,e]	Series 2020-INV1 Class B2, 6.00% due 3/25/2060	1,416,000	1,402,530
[d,e]	Series 2021-R1 Class B2, 4.199% due 10/25/2063	1,125,000	1,034,340
	Vista Point Securitization Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2020-1 Class B1, 5.375% due 3/25/2065	2,625,000	2,606,002
[d,e]	Series 2020-1 Class B2, 5.375% due 3/25/2065	4,473,000	4,434,131
[d,e]	Series 2020-2 Class A2, 1.986% due 4/25/2065	1,922,097	1,903,625
	Wells Fargo Commercial Mortgage Trust CMBS, Series 2016-C34 Class A2, 2.603% due 6/15/2049	4,215,970	4,188,023
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2021-INV1 Class AIO2, 0.50% due 8/25/2051	104,151,353	2,067,404
[d,e]	Series 2021-INV1 Class B4, 3.327% due 8/25/2051	1,702,103	1,369,705
68 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Series 2021-INV1 Class B5, 3.327% due 8/25/2051	$ 1,365,848	$ 1,035,312
[d,e]	Series 2021-INV1 Class B6, 3.327% due 8/25/2051	1,061,873	483,613
	WFRBS Commercial Mortgage Trust, CMBS, Series 2012-C7 Class A2, 3.431% due 6/15/2045	405,125	404,707
	Total Mortgage Backed (Cost $669,680,245)		642,296,697
	Loan Participations — 2.7%
	Commercial & Professional Services — 0.1%
	Professional Services — 0.1%
[l]	Par Pacific Holdings, Inc., 6.99% (LIBOR 3 Month + 6.75%) due 1/12/2026	4,179,351	4,156,364
[l]	RGIS Services LLC, 8.50% (LIBOR 1 Month + 7.50%) due 6/25/2025	775,739	760,225
			4,916,589
	Consumer Services — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
[l]	TKC Holdings, Inc., 6.506% (LIBOR 3 Month + 5.50%) due 5/15/2028	4,674,454	4,597,326
			4,597,326
	Health Care Equipment & Services — 0.3%
	Health Care Providers & Services — 0.3%
[l]	Change Healthcare Holdings LLC, 3.50% (LIBOR 1 Month + 2.50%) due 3/1/2024	10,536,904	10,465,780
			10,465,780
	Household & Personal Products — 0.1%
	Household Products — 0.1%
[l]	Energizer Holdings, Inc., 2.75% (LIBOR 1 Month + 2.25%) due 12/22/2027	5,573,700	5,476,160
			5,476,160
	Media & Entertainment — 0.5%
	Media — 0.5%
[m]	ABG Intermediate Holdings 2 LLC, due 12/8/2028 - 12/21/2028	9,310,000	9,147,075
[l]	DirecTV Financing LLC, 5.75% (LIBOR 1 Month + 5.00%) due 8/2/2027	9,932,000	9,910,050
[l]	Nielsen Finance LLC, 2.306% (LIBOR 1 Month + 2.00%) due 10/4/2023	1,688,022	1,685,389
			20,742,514
	Pharmaceuticals, Biotechnology & Life Sciences — 0.1%
	Life Sciences Tools & Services — 0.1%
[l]	Avantor Funding, Inc., 2.50% (LIBOR 1 Month + 2.00%) due 11/21/2024	4,347,087	4,301,790
			4,301,790
	Real Estate — 0.3%
	Equity Real Estate Investment Trusts — 0.3%
[l,m]	CoreCivic, Inc., 4.957% (LIBOR 1 Month + 4.50%) due 12/18/2024	13,699,181	13,527,941
			13,527,941
	Semiconductors & Semiconductor Equipment — 0.3%
	Information Technology Services — 0.3%
[l]	Xperi Corporation, 3.957% (LIBOR 1 Month + 3.50%) due 6/8/2028	11,569,726	11,416,427
			11,416,427
	Software & Services — 0.9%
	Information Technology Services — 0.2%
[l]	Genpact International, Inc., 2.498% (LIBOR 3 Month + 2.00%) due 8/9/2023	4,925,373	4,888,433
[l]	Vericast Corp., 8.756% (LIBOR 3 Month + 7.75%) due 6/16/2026	3,963,405	3,276,745
	Internet Software & Services — 0.6%
[l]	Titan Acquisition Co. Ltd., 5.006% (LIBOR 3 Month + 4.00%) due 10/18/2028	7,460,000	7,385,400
[l]	Dun & Bradstreet Corporation, 3.697% (LIBOR 1 Month + 3.25%) due 2/6/2026	18,558,692	18,363,083
	Software — 0.1%
[l]	GoTo Group, Inc., 5.218% (LIBOR 1 Month + 4.75%) due 8/31/2027	7,335,150	7,190,721
			41,104,382
	Total Loan Participations (Cost $116,962,713)		116,548,909
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 69

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Short-Term Investments — 8.8%
[n]	Thornburg Capital Management Fund	38,297,161	$ 382,971,615
	Total Short-Term Investments (Cost $382,971,615)		382,971,615
	Total Investments — 99.6% (Cost $4,508,574,759)		$4,357,292,057
	Other Assets Less Liabilities — 0.4%		19,666,250
	Net Assets — 100.0%		$4,376,958,307

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2022
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	10,886,700	9/23/2022	12,144,747	$ —	$ (20,284)

Net unrealized appreciation (depreciation)							$ (20,284)

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
b	Non-income producing.
c	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
d	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $2,743,651,570, representing 62.68% of the Fund’s net assets.
f	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
g	Interest only.
h	Bond in default.
i	Segregated as collateral for a when-issued security.
j	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2022.
k	When-issued security.
l	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2022.
m	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
n	Investment in Affiliates.
70 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2022 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ARM	Adjustable Rate Mortgage
BSBY3M	Bloomberg Short Term Bank Yield 3 Month
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
EUR	Denominated in Euro
FCB	Farm Credit Bank
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
IDR	Denominated in Indonesian Rupiah
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MXN	Denominated in Mexican Peso
PIK	Payment-in-kind
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
SPV	Special Purpose Vehicle
UMBS	Uniform Mortgage Backed Securities
USD	Unified School District
COUNTRY EXPOSURE * (percent of net assets)
United States	75.6%
Canada	2.4%
Cayman Islands	1.2%
United Kingdom	1.0%
Mexico	0.9%
China	0.9%
Germany	0.8%
United Arab Emirates	0.7%
Belgium	0.6%
Brazil	0.6%
France	0.6%
Japan	0.5%
South Korea	0.4%
United Republic of Tanzania	0.3%
Dominican Republic	0.3%
Nigeria	0.3%
Sweden	0.3%
Australia	0.3%
Saudi Arabia	0.3%
Russian Federation	0.3%
Bermuda	0.3%
Morocco	0.3%
South Africa	0.3%
Guatemala	0.2%
Indonesia	0.2%
Ireland	0.2%
New Zealand	0.2%
Jamaica	0.1%
Taiwan	0.1%
Kuwait	0.1%
Italy	0.1%
India	0.1%
Oman	0.1%
Chile	0.1%
Switzerland	0.1%
Other Assets Less Liabilities	9.2%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 71

Statements of Assets and Liabilities
March 31, 2022 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 286,418,509	$ 9,410,921,998	$ 101,063,957	$ 4,125,603,144
Non-controlled affiliated issuers	-	483,601,459	3,608,163	382,971,615
Investments at value
Non-affiliated issuers	276,619,353	9,065,641,848	100,129,280	3,974,320,442
Non-controlled affiliated issuers	-	483,601,459	3,608,163	382,971,615
Cash	-	19,239,695	1,339,984	8,885,920
Receivable for investments sold	-	26,401,250	-	12,114,447
Receivable for fund shares sold	378,249	32,877,446	2,825,329	22,117,078
Receivable from investment advisor	-	-	6,921	-
Dividends receivable	119	262,923	1,188	6,121,202
Principal and interest receivable	788,850	39,721,726	174,483	27,761,159
Prepaid expenses and other assets	72,085	228,222	46,292	183,817
Total Assets	277,858,656	9,667,974,569	108,131,640	4,434,475,680
Liabilities
Unrealized depreciation on forward currency contracts	-	-	-	20,284
Payable for investments purchased	2,491,258	32,939,644	6,248,916	39,390,125
Payable for fund shares redeemed	344,061	31,704,877	380,064	15,314,282
Payable to investment advisor and other affiliates	136,207	3,598,902	-	1,649,760
Deferred taxes payable	-	-	-	18,462
Accounts payable and accrued expenses	81,356	410,757	57,800	196,320
Dividends payable	78,119	1,517,501	777	928,140
Total Liabilities	3,131,001	70,171,681	6,687,557	57,517,373
Net Assets	$ 274,727,655	$ 9,597,802,888	$ 101,444,083	$ 4,376,958,307
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 301,917,325	$ 9,961,887,118	$ 102,702,678	$ 4,530,865,548
Accumulated loss	(27,189,670)	(364,084,230)	(1,258,595)	(153,907,241)
Net Assets	$ 274,727,655	$ 9,597,802,888	$ 101,444,083	$ 4,376,958,307
72   |  Thornburg Fixed Income Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2022 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 69,132,917	$ 708,524,044	$ 13,636,673	$ 354,344,241
Shares outstanding	5,556,187	53,907,290	1,115,027	30,097,026
Net asset value and redemption price per share	$ 12.44	$ 13.14	$ 12.23	$ 11.77
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 12.73	$ 13.44	$ 12.51	$ 12.32 *
Class C Shares:
Net assets applicable to shares outstanding	7,559,046	290,061,176	-	92,121,606
Shares outstanding	603,963	22,104,733	-	7,836,964
Net asset value and redemption price per share**	12.52	13.12	-	11.75
Class C2 Shares:
Net assets applicable to shares outstanding	550,413	11,041,103	-	-
Shares outstanding	43,967	841,323	-	-
Net asset value and redemption price per share**	12.52	13.12	-	-
Class I Shares:
Net assets applicable to shares outstanding	188,427,886	8,173,314,714	87,807,410	3,757,638,195
Shares outstanding	15,145,041	621,697,634	7,184,302	319,999,074
Net asset value and redemption price per share	12.44	13.15	12.22	11.74
Class R3 Shares:
Net assets applicable to shares outstanding	5,132,761	59,772,430	-	731,341
Shares outstanding	412,298	4,544,578	-	62,193
Net asset value and redemption price per share	12.45	13.15	-	11.76
Class R4 Shares:
Net assets applicable to shares outstanding	1,778,962	9,776,164	-	2,179,036
Shares outstanding	143,027	744,103	-	185,355
Net asset value and redemption price per share	12.44	13.14	-	11.76
Class R5 Shares:
Net assets applicable to shares outstanding	2,145,670	136,411,935	-	61,819,809
Shares outstanding	172,328	10,379,401	-	5,261,291
Net asset value and redemption price per share	12.45	13.14	-	11.75
Class R6 Shares:
Net assets applicable to shares outstanding	-	208,901,322	-	108,124,079
Shares outstanding	-	15,861,000	-	9,179,872
Net asset value and redemption price per share	-	13.17	-	11.78

*	Net asset value, plus 4.50% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Fixed Income Funds Semi-Annual Report  |  73

Statements of Operations
Six Months Ended March 31, 2022 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 198	$ 246,925	$ -	$ 6,566,840
Non-controlled affiliated issuers	-	803,142	4,605	418,055
Interest income	2,339,793	95,792,314	540,527	76,466,267
Total Income	2,339,991	96,842,381	545,132	83,451,162
EXPENSES
Investment management fees	575,268	15,498,709	86,849	11,924,671
Administration fees	128,584	4,269,581	29,198	1,739,403
Distribution and service fees
Class A Shares	102,923	954,612	12,511	474,010
Class C Shares	22,344	820,750	-	486,645
Class C2 Shares	2,245	40,303	-	-
Class R3 Shares	16,412	140,816	-	1,956
Class R4 Shares	2,427	12,600	-	2,834
Transfer agent fees
Class A Shares	35,815	309,400	14,388	209,048
Class C Shares	6,760	102,381	-	37,674
Class C2 Shares	697	3,225	-	-
Class I Shares	80,710	3,659,410	24,167	1,493,285
Class R3 Shares	5,943	26,119	-	1,181
Class R4 Shares	3,770	23,626	-	4,997
Class R5 Shares	2,468	180,390	-	61,075
Class R6 Shares	-	14,245	-	7,514
Registration and filing fees
Class A Shares	11,203	9,615	11,653	13,073
Class C Shares	7,826	11,210	-	9,434
Class C2 Shares	2,043	8,776	-	-
Class I Shares	2,683	18,553	13,122	28,783
Class R3 Shares	7,370	7,366	-	8,688
Class R4 Shares	9,080	8,761	-	9,291
Class R5 Shares	8,478	8,090	-	8,720
Class R6 Shares	-	8,727	-	9,746
Custodian fees	42,370	276,400	40,080	202,200
Professional fees	25,773	73,095	24,558	65,890
Trustee and officer fees	8,175	254,890	1,660	105,485
Other expenses	20,350	384,156	6,191	167,735
Total Expenses	1,131,717	27,125,806	264,377	17,073,338
Less:
Expenses reimbursed	(41,749)	(266,060)	(102,499)	(1,923,308)
Investment management fees waived	-	-	(45,149)	(1,468,128)
Net Expenses	1,089,968	26,859,746	116,729	13,681,902
Net Investment Income (Loss)	$ 1,250,023	$ 69,982,635	$ 428,403	$ 69,769,260
74   |  Thornburg Fixed Income Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2022 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ (1,188,086)	$ (6,400,406)	$ (218,490)	$ (4,437,370)
Forward currency contracts	-	-	-	615,702
Foreign currency transactions	-	-	-	(311,016)
Net realized gain (loss)	(1,188,086)	(6,400,406)	(218,490)	(4,132,684)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments*	(12,236,765)	(500,002,489)	(1,070,899)	(209,654,007)
Forward currency contracts	-	-	-	(114,561)
Foreign currency translations	-	-	-	1,361
Change in net unrealized appreciation (depreciation)	(12,236,765)	(500,002,489)	(1,070,899)	(209,767,207)
Net Realized and Unrealized Gain (Loss)	(13,424,851)	(506,402,895)	(1,289,389)	(213,899,891)
Change in Net Assets Resulting from Operations	$ (12,174,828)	$ (436,420,260)	$ (860,986)	$ (144,130,631)
* Net of change in deferred taxes	$ -	$ -	$ -	$ 6,377
See notes to financial statements.
Thornburg Fixed Income Funds Semi-Annual Report  |  75

Statements of Changes in Net Assets

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND		THORNBURG LIMITED TERM INCOME FUND
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 1,250,023	$ 2,650,322	$ 69,982,635	$ 135,614,167
Net realized gain (loss)	(1,188,086)	(481,170)	(6,400,406)	31,389,587
Net change in unrealized appreciation (depreciation)	(12,236,765)	(6,115,378)	(500,002,489)	(119,058,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,174,828)	(3,946,226)	(436,420,260)	47,944,956
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(490,932)	(1,094,797)	(5,087,123)	(21,072,252)
Class C Shares	(37,581)	(105,422)	(1,797,527)	(8,841,603)
Class C2 Shares†	(2,911)	(2,960)	(51,667)	(126,453)
Class I Shares	(1,512,086)	(3,422,038)	(68,976,714)	(221,942,585)
Class R3 Shares	(35,352)	(90,264)	(309,943)	(1,410,582)
Class R4 Shares	(10,657)	(26,679)	(54,749)	(171,614)
Class R5 Shares	(15,278)	(30,686)	(1,075,708)	(4,172,915)
Class R6 Shares	-	-	(1,497,099)	(3,047,965)
FUND SHARE TRANSACTIONS
Class A Shares	(19,907,017)	8,081,692	(72,214,101)	68,738,938
Class C Shares	(2,112,495)	(7,583,446)	(54,577,226)	(43,304,295)
Class C2 Shares†	(95,755)	687,492	(1,242,437)	13,071,097
Class I Shares	(21,799,196)	(18,148,982)	(227,172,604)	2,018,755,489
Class R3 Shares	(2,181,899)	(1,415,499)	10,918,078	(7,865,318)
Class R4 Shares	(140,833)	(704,842)	(492,949)	4,508,488
Class R5 Shares	51,398	(53,994)	8,480,544	(11,086,652)
Class R6 Shares	-	-	91,116,521	31,498,592
Net Increase (Decrease) in Net Assets	(60,465,422)	(27,856,651)	(760,454,964)	1,861,475,326
NET ASSETS
Beginning of Period	335,193,077	363,049,728	10,358,257,852	8,496,782,526
End of Period	$ 274,727,655	$ 335,193,077	$ 9,597,802,888	$ 10,358,257,852

*	Unaudited.
†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
76  |  Thornburg Fixed Income Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG ULTRA SHORT INCOME FUND		THORNBURG STRATEGIC INCOME FUND
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 428,403	$ 595,029	$ 69,769,260	$ 114,804,418
Net realized gain (loss)	(218,490)	21,878	(4,132,684)	22,596,463
Net change in unrealized appreciation (depreciation)	(1,070,899)	(339,975)	(209,767,207)	18,702,917
Net Increase (Decrease) in Net Assets Resulting from Operations	(860,986)	276,932	(144,130,631)	156,103,798
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(73,447)	(165,718)	(6,716,370)	(11,838,501)
Class C Shares	-	-	(1,355,382)	(2,909,127)
Class I Shares	(389,079)	(635,577)	(67,838,247)	(102,593,163)
Class R3 Shares	-	-	(12,678)	(33,969)
Class R4 Shares	-	-	(37,035)	(65,369)
Class R5 Shares	-	-	(1,235,960)	(2,346,007)
Class R6 Shares	-	-	(2,008,305)	(2,506,048)
FUND SHARE TRANSACTIONS
Class A Shares	2,932,443	2,921,508	(1,686,518)	122,803,510
Class C Shares	-	-	(3,156,496)	(4,262,879)
Class I Shares	46,317,895	14,744,120	691,572,584	1,468,998,195
Class R3 Shares	-	-	(64,072)	(283,900)
Class R4 Shares	-	-	160,594	482,876
Class R5 Shares	-	-	735,026	20,087,534
Class R6 Shares	-	-	36,252,338	37,609,848
Net Increase (Decrease) in Net Assets	47,926,826	17,141,265	500,478,848	1,679,246,798
NET ASSETS
Beginning of Period	53,517,257	36,375,992	3,876,479,459	2,197,232,661
End of Period	$ 101,444,083	$ 53,517,257	$ 4,376,958,307	$ 3,876,479,459

*	Unaudited.
See notes to financial statements.
Thornburg Fixed Income Funds Semi-Annual Report  |  77

Notes to Financial Statements
March 31, 2022 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the “Limited Term U.S. Government Fund”), Thornburg Limited Term Income Fund (the “Limited Term Income Fund”), Thornburg Ultra Short Income Fund (the “Ultra Short Income Fund”) and Thornburg Strategic Income Fund (the “Strategic Income Fund”), collectively the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently four of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Limited Term U.S. Government Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Trust’s investment advisor, Thornburg Investment Management, Inc. (the “Advisor”), with safety of capital. As a secondary objective, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, liquidity risk, structured products risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term Income Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Advisor, with safety of capital. As a secondary objective, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, structured products risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Ultra Short Income Fund: The Fund’s primary objective is to seek current income, consistent with preservation of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, prepayment and extension risk, credit risk, high yield risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, structured products risk, derivatives risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Strategic Income Fund: The Fund’s primary objective is to seek a high level of current income. As a secondary objective, the Fund seeks some long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, prepayment and extension risk, credit risk, high yield risk, market and economic risk, risks affecting specific issuers, liquidity risk, small and mid-cap company risk, foreign investment risk, developing country risk, foreign currency risk, structured products risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Certain Funds have invested in securities that are economically tied to Russia. Russia’s invasion of Ukraine in February 2022 resulted in market disruptions which have adversely affected, and which may continue to adversely affect, the value of those securities and certain other investments of the Funds. The ongoing conflict has also caused investments in Russia to be subject to increased levels of political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and other countries. Furthermore, transactions in certain Russian securities have been, or may in the future be, prohibited, and certain of the Funds’ existing investments have or may become illiquid.
As of March 31, 2022, the Funds currently offer up to eight classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
78  |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
At March 31, 2022, the following class of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	X	X	X	X	X	X	X
Limited Term Income Fund	X	X	X	X	X	X	X	X
Ultra Short Income Fund	X			X
Strategic Income Fund	X	X		X	X	X	X	X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Thornburg Fixed Income Funds Semi-Annual Report  |  79

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2022 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily
80  |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Thornburg Fixed Income Funds Semi-Annual Report  |  81

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2022:
LIMITED TERM U.S. GOVERNMENT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Corporate Bonds	$ 6,167,285	$ —	$ 6,167,285	$ —
U.S. Treasury Securities	55,105,697	55,105,697	—	—
U.S. Government Agencies	20,689,170	—	20,689,170	—
Mortgage Backed	171,021,865	—	171,021,865	—
Short-Term Investments	23,635,336	1,134,439	22,500,897	—
Total Investments in Securities	$ 276,619,353	$ 56,240,136	$ 220,379,217	$ —
Total Assets	$ 276,619,353	$ 56,240,136	$ 220,379,217	$ —
LIMITED TERM INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Preferred Stock	$ 29,012,816	$ —	$ —	$ 29,012,816
Asset Backed Securities	1,891,014,623	—	1,891,014,623	—
Corporate Bonds	3,830,661,999	—	3,830,661,999	—
Long-Term Municipal Bonds	12,552,516	—	12,552,516	—
Other Government	16,788,150	—	16,788,150	—
U.S. Treasury Securities	815,427,939	815,427,939	—	—
U.S. Government Agencies	53,439,529	—	53,439,529	—
Mortgage Backed	2,346,381,954	—	2,346,381,954	—
Loan Participations	70,362,322	—	70,362,322	—
Short-Term Investments	483,601,459	483,601,459	—	—
Total Investments in Securities	$ 9,549,243,307	$ 1,299,029,398	$ 8,221,201,093	$ 29,012,816
Total Assets	$ 9,549,243,307	$ 1,299,029,398	$ 8,221,201,093	$ 29,012,816
ULTRA SHORT INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 64,728,099	$ —	$ 64,728,099	$ —
Corporate Bonds	19,650,493	—	19,650,493	—
Convertible Bonds	259,558	—	259,558	—
Long-Term Municipal Bonds	75,153	—	75,153	—
U.S. Treasury Securities	2,319,591	2,319,591	—	—
U.S. Government Agencies	77,266	—	77,266	—
Mortgage Backed	5,553,611	—	5,553,611	—
Short-Term Investments	11,073,672	3,608,163	7,465,509	—
Total Investments in Securities	$ 103,737,443	$ 5,927,754	$ 97,809,689	$ —
Total Assets	$ 103,737,443	$ 5,927,754	$ 97,809,689	$—
82   |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
STRATEGIC INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 847	$ —	$ —	$ 847
Preferred Stock	28,643,115	14,136,299	4,220,000	10,286,816
Asset Backed Securities	991,334,030	—	955,537,292	35,796,738
Corporate Bonds	2,072,421,712	—	2,072,421,712	—(a)
Convertible Bonds	31,643,637	—	31,643,637	—
Long-Term Municipal Bonds	13,585,896	—	13,585,896	—
Other Government	32,080,547	6,391,950	25,688,597	—
U.S. Treasury Securities	31,716,590	31,716,590	—	—
U.S. Government Agencies	14,048,462	—	14,048,462	—
Mortgage Backed	642,296,697	—	642,296,697	—
Loan Participations	116,548,909	—	116,548,909	—
Short-Term Investments	382,971,615	382,971,615	—	—
Total Investments in Securities	$ 4,357,292,057	$ 435,216,454	$ 3,875,991,202	$ 46,084,401(b)
Total Assets	$ 4,357,292,057	$ 435,216,454	$ 3,875,991,202	$ 46,084,401
Liabilities
Other Financial Instruments
Forward currency contracts	$ (20,284)	$ —	$ (20,284)	$ —
Total Other Financial Instruments	$ (20,284)	$ —	$ (20,284)	$ —
Total Liabilities	$ (20,284)	$ —	$ (20,284)	$—

(a)	A security categorized as Level 3 is currently valued at zero.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2022.

	FAIR VALUE AT March 31, 2022	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 847	Reference instrument	Discount for lack of marketability	$95.24%/(N/A) (a)
Preferred Stock	10,286,816	Purchase price	Purchase price	$24,968.00/(N/A)
Asset-Backed Securities	9,670,000	Discounted cash flows	Credit spread	$9.40%/(N/A)
	1,067,628	Amortized cost	Expected recovery	$47.03-$5,293.21/($2,648.04)
	25,059,110	Discounted cash flows	Yield (Discount rate of cash flows)	$13.63%-23.50%/(16.97%)
Total	$ 46,084,401
(a) Represents price used after factoring in market impact including discounts, as applicable.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2022 is as follows:
STRATEGIC INCOME FUND	COMMON STOCK	PREFERRED STOCK	ASSET BACKED SECURITIES	Total (e)
Beginning Balance 9/30/2021	$ 847	$ 10,286,816	$ 55,912,422	$ 66,200,085
Accrued Discounts (Premiums)	–	–	(3,251,796)	(3,251,796)
Net Realized Gain (Loss)(a)	–	–	359,299	359,299
Gross Purchases	–	–	–	–
Gross Sales	–	–	(2,190,000)	(2,190,000)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	–	–	(1,057,783)	(1,057,783)
Transfers into Level 3(d)	–	–	–	–
Transfers out of Level 3(d)	–	–	(13,975,404)	(13,975,404)
Ending Balance 3/31/2022	$ 847	$ 10,286,816	$ 35,796,738	$ 46,084,401

Thornburg Fixed Income Funds Semi-Annual Report  |  83

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2022.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2022.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2022, which were valued using significant unobservable inputs, was $(1,041,712). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2022.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2022. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 1.05% of total net assets at the six months ended March 31, 2022. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that fund at an annual rate as shown in the following table:
LIMITED TERM U.S. GOVERNMENT FUND		LIMITED TERM INCOME FUND		ULTRA SHORT INCOME FUND		STRATEGIC INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $5 billion	0.250%	Up to $500 million	0.750%
Next $1 billion	0.325	Next $500 million	0.450	Next $5 billion	0.225	Next $500 million	0.675
Over $2 billion	0.275	Next $500 million	0.400	Over $10 billion	0.200	Next $500 million	0.625
		Next $500 million	0.350			Next $500 million	0.575
		Over $2 billion	0.275			Over $2 billion	0.500
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2022 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2022 are set forth in the Statement of Operations.
Effective Management Fee
Limited Term U.S. Government Fund	0.375%
Limited Term Income Fund	0.304
Ultra Short Income Fund	0.250
Strategic Income Fund	0.575
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2022, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2022, the Distributor has advised the Funds that they earned net
84  |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Limited Term U.S. Government Fund	$ 437	$ 297
Limited Term Income Fund	6,749	11,835
Ultra Short Income Fund	276	—
Strategic Income Fund	16,810	10,884
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2, Class I, Class R3, Class R4, and Class R5 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Strategic Income Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I of the Ultra Short Income Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2022, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Funds’ shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C, Class C2, and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C, Class C2 and Class R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares of Limited Term U.S. Government Fund and Limited Term Income Fund, .40 of 1% per annum of the average daily net assets attributable to Class C2 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, .75 of 1% per annum of the average daily net assets attributable to Class C shares of Strategic Income Fund, and .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2022 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2023 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2022 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	—%	—%	1.24%	—%	0.99%	0.99%	0.67%	—%
Limited Term Income Fund	—	—	1.24	0.49	0.99	0.99	0.49	0.42
Ultra Short Income Fund	0.50	—	—	0.30	—	—	—	—
Strategic Income Fund	—	1.80	—	0.60	1.25	1.25	0.60	0.53
For the six months ended March 31, 2022, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ —	$ 869	$ —	$ 14,302	$ 10,736	$ 9,363	$ —	$ 35,270
Limited Term Income Fund	—	—	689	91,560	10,666	15,649	133,012	14,484	266,060
Ultra Short Income Fund	34,984	—	—	67,515	—	—	—	—	102,499
Strategic Income Fund	97,092	24,919	—	2,661,812	9,546	10,528	91,258	87,742	2,982,897
Voluntary:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ 4,843	$ 1,636	$ —	$ —	$ —	$ —	$ —	$ 6,479
Ultra Short Income Fund	6,631	—	—	38,518	—	—	—	—	45,149
Strategic Income Fund	34,742	8,712	—	348,758	71	200	5,878	10,178	408,539
Thornburg Fixed Income Funds Semi-Annual Report  |  85

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2022, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Limited Term U.S. Government Fund	11.46%
Limited Term Income Fund	0.10
Ultra Short Income Fund	4.85
Strategic Income Fund	0.27
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended at March 31, 2022, the Funds had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
LIMITED TERM INCOME FUND	Market Value 9/30/21	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/22	Dividend Income
Thornburg Capital Mgmt. Fund	$874,046,644	$1,687,408,649	$(2,077,853,834)	$-	$-	$483,601,459	$803,142
ULTRA SHORT INCOME FUND
Thornburg Capital Mgmt. Fund	$ 4,848,903	$ 56,028,506	$ (57,269,246)	$-	$-	$ 3,608,163	$ 4,605
STRATEGIC INCOME FUND
Thornburg Capital Mgmt. Fund	$346,532,754	$ 787,906,573	$ (751,467,712)	$-	$-	$382,971,615	$418,055
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2022, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At March 31, 2022, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Term U.S. Government Fund	$ 286,418,509	$ 333,566	$ (10,132,722)	$ (9,799,156)
Limited Term Income Fund	9,894,523,457	35,905,508	(381,185,658)	(345,280,150)
Ultra Short Income Fund	104,672,120	39,710	(974,387)	(934,677)
Strategic Income Fund	4,508,574,759	57,250,784	(208,533,486)	(151,282,702)
Temporary differences between book and tax basis appreciation (depreciation) on cost of investments is primarily attributed to tax deferral of losses on wash sales and partnership basis adjustments.
86  |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
At March 31, 2022, the Fund had deferred tax basis ordinary and capital losses occurring subsequent to October 31, 2020 through September 30, 2021 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2022.
Deferred Tax Basis
Capital Losses
Limited Term U.S. Government Fund	$ 2,443,321
Limited Term Income Fund	2,831,888
Ultra Short Income Fund	62,788
At March 31, 2022, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Limited Term U.S. Government Fund	$ 2,145,425	$ 10,714,016
Ultra Short Income Fund	8,418	262
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2022, there were an unlimited number of shares of the Trust with no par value of beneficial interest authorized. Transactions in the Trust’s shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	258,239	$ 3,323,087	1,775,725	$ 23,523,870
Shares issued to shareholders in reinvestment of dividends	35,157	450,563	77,740	1,025,356
Shares repurchased	(1,843,142)	(23,680,667)	(1,247,329)	(16,467,534)
Net increase (decrease)	(1,549,746)	$ (19,907,017)	606,136	$ 8,081,692
Class C Shares
Shares sold	48,779	$ 628,081	146,397	$ 1,959,523
Shares issued to shareholders in reinvestment of dividends	2,768	35,625	7,565	100,445
Shares repurchased	(215,364)	(2,776,201)	(723,232)	(9,643,414)
Net increase (decrease)	(163,817)	$ (2,112,495)	(569,270)	$ (7,583,446)
Class C2 Shares*
Shares sold	11,802	$ 153,581	62,725	$ 832,727
Shares issued to shareholders in reinvestment of dividends	226	2,906	224	2,959
Shares repurchased	(19,792)	(252,242)	(11,218)	(148,194)
Net increase (decrease)	(7,764)	$ (95,755)	51,731	$ 687,492
Thornburg Fixed Income Funds Semi-Annual Report  |  87

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	1,294,459	$ 16,662,752	6,333,832	$ 83,894,429
Shares issued to shareholders in reinvestment of dividends	92,781	1,187,927	201,104	2,652,960
Shares repurchased	(3,078,824)	(39,649,875)	(7,922,351)	(104,696,371)
Net increase (decrease)	(1,691,584)	$ (21,799,196)	(1,387,415)	$ (18,148,982)
Class R3 Shares
Shares sold	34,656	$ 442,606	262,387	$ 3,482,548
Shares issued to shareholders in reinvestment of dividends	2,646	33,938	6,630	87,532
Shares repurchased	(206,804)	(2,658,443)	(376,167)	(4,985,579)
Net increase (decrease)	(169,502)	$ (2,181,899)	(107,150)	$ (1,415,499)
Class R4 Shares
Shares sold	8,498	$ 109,400	61,496	$ 817,081
Shares issued to shareholders in reinvestment of dividends	833	10,657	2,020	26,648
Shares repurchased	(20,393)	(260,890)	(117,230)	(1,548,571)
Net increase (decrease)	(11,062)	$ (140,833)	(53,714)	$ (704,842)
Class R5 Shares
Shares sold	11,770	$ 150,466	72,656	$ 960,892
Shares issued to shareholders in reinvestment of dividends	927	11,868	1,820	24,015
Shares repurchased	(8,601)	(110,936)	(78,569)	(1,038,901)
Net increase (decrease)	4,096	$ 51,398	(4,093)	$ (53,994)
* Effective date of this class of shares was October 1, 2020.
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	6,879,467	$ 93,241,445	24,401,159	$ 341,462,892
Shares issued to shareholders in reinvestment of dividends	337,503	4,571,941	1,373,184	19,166,534
Shares repurchased	(12,507,687)	(170,027,487)	(20,936,473)	(291,890,488)
Net increase (decrease)	(5,290,717)	$ (72,214,101)	4,837,870	$ 68,738,938
Class C Shares
Shares sold	597,388	$ 8,142,461	7,530,197	$ 105,256,557
Shares issued to shareholders in reinvestment of dividends	117,626	1,590,304	567,631	7,913,777
Shares repurchased	(4,739,186)	(64,309,991)	(11,193,232)	(156,474,629)
Net increase (decrease)	(4,024,172)	$ (54,577,226)	(3,095,404)	$ (43,304,295)
Class C2 Shares*
Shares sold	39,872	$ 546,369	969,768	$ 13,571,305
Shares issued to shareholders in reinvestment of dividends	3,821	51,662	9,090	126,453
Shares repurchased	(136,550)	(1,840,468)	(44,678)	(626,661)
Net increase (decrease)	(92,857)	$ (1,242,437)	934,180	$ 13,071,097
88   |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	125,633,709	$ 1,710,137,920	312,941,287	$ 4,370,456,366
Shares issued to shareholders in reinvestment of dividends	4,547,550	61,626,509	14,032,956	195,865,734
Shares repurchased	(147,426,504)	(1,998,937,033)	(182,860,536)	(2,547,566,611)
Net increase (decrease)	(17,245,245)	$ (227,172,604)	144,113,707	$ 2,018,755,489
Class R3 Shares
Shares sold	1,482,876	$ 20,191,863	1,444,308	$ 20,214,175
Shares issued to shareholders in reinvestment of dividends	22,695	306,937	100,048	1,397,999
Shares repurchased	(705,041)	(9,580,722)	(2,113,408)	(29,477,492)
Net increase (decrease)	800,530	$ 10,918,078	(569,052)	$ (7,865,318)
Class R4 Shares
Shares sold	82,168	$ 1,110,949	484,688	$ 6,724,843
Shares issued to shareholders in reinvestment of dividends	2,141	28,966	8,242	114,980
Shares repurchased	(119,588)	(1,632,864)	(167,236)	(2,331,335)
Net increase (decrease)	(35,279)	$ (492,949)	325,694	$ 4,508,488
Class R5 Shares
Shares sold	4,116,774	$ 56,182,354	4,014,217	$ 56,052,414
Shares issued to shareholders in reinvestment of dividends	74,729	1,010,710	282,760	3,946,257
Shares repurchased	(3,570,286)	(48,712,520)	(5,097,432)	(71,085,323)
Net increase (decrease)	621,217	$ 8,480,544	(800,455)	$ (11,086,652)
Class R6 Shares
Shares sold	8,337,089	$ 114,155,678	5,874,589	$ 82,027,784
Shares issued to shareholders in reinvestment of dividends	104,834	1,418,300	210,234	2,939,663
Shares repurchased	(1,797,704)	(24,457,457)	(3,827,841)	(53,468,855)
Net increase (decrease)	6,644,219	$ 91,116,521	2,256,982	$ 31,498,592
* Effective date of this class of shares was October 1, 2020.
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
ULTRA SHORT INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	478,700	$ 5,921,207	488,930	$ 6,117,808
Shares issued to shareholders in reinvestment of dividends	5,909	72,932	13,191	164,973
Shares repurchased	(248,417)	(3,061,696)	(268,880)	(3,361,273)
Net increase (decrease)	236,192	$ 2,932,443	233,241	$ 2,921,508
Class I Shares
Shares sold	4,759,950	$ 58,698,662	2,666,106	$ 33,304,475
Shares issued to shareholders in reinvestment of dividends	31,149	383,914	49,957	624,128
Shares repurchased	(1,033,055)	(12,764,681)	(1,535,141)	(19,184,483)
Net increase (decrease)	3,758,044	$ 46,317,895	1,180,922	$ 14,744,120
Thornburg Fixed Income Funds Semi-Annual Report  |  89

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,501,913	$ 67,026,576	14,700,609	$ 182,043,527
Shares issued to shareholders in reinvestment of dividends	504,200	6,126,854	846,563	10,497,897
Shares repurchased	(6,218,914)	(74,839,948)	(5,622,435)	(69,737,914)
Net increase (decrease)	(212,801)	$ (1,686,518)	9,924,737	$ 122,803,510
Class C Shares
Shares sold	974,705	$ 11,871,941	2,677,316	$ 33,142,091
Shares issued to shareholders in reinvestment of dividends	105,601	1,282,021	221,212	2,737,340
Shares repurchased	(1,344,325)	(16,310,458)	(3,252,222)	(40,142,310)
Net increase (decrease)	(264,019)	$ (3,156,496)	(353,694)	$ (4,262,879)
Class I Shares
Shares sold	104,303,520	$ 1,262,906,651	168,387,967	$ 2,082,035,823
Shares issued to shareholders in reinvestment of dividends	5,151,202	62,351,417	7,443,755	92,061,854
Shares repurchased	(52,409,461)	(633,685,484)	(56,999,784)	(705,099,482)
Net increase (decrease)	57,045,261	$ 691,572,584	118,831,938	$ 1,468,998,195
Class R3 Shares
Shares sold	1,686	$ 20,430	23,817	$ 294,588
Shares issued to shareholders in reinvestment of dividends	1,022	12,402	2,359	29,218
Shares repurchased	(8,027)	(96,904)	(49,094)	(607,706)
Net increase (decrease)	(5,319)	$ (64,072)	(22,918)	$ (283,900)
Class R4 Shares
Shares sold	57,720	$ 703,758	141,793	$ 1,758,520
Shares issued to shareholders in reinvestment of dividends	2,769	33,614	4,525	56,004
Shares repurchased	(47,776)	(576,778)	(107,374)	(1,331,648)
Net increase (decrease)	12,713	$ 160,594	38,944	$ 482,876
Class R5 Shares
Shares sold	421,227	$ 5,102,658	1,846,234	$ 22,842,753
Shares issued to shareholders in reinvestment of dividends	100,945	1,223,822	186,289	2,305,472
Shares repurchased	(464,179)	(5,591,454)	(409,029)	(5,060,691)
Net increase (decrease)	57,993	$ 735,026	1,623,494	$ 20,087,534
Class R6 Shares
Shares sold	3,800,205	$ 46,494,983	4,298,421	$ 53,232,633
Shares issued to shareholders in reinvestment of dividends	126,493	1,535,585	119,756	1,486,511
Shares repurchased	(981,627)	(11,778,230)	(1,378,635)	(17,109,296)
Net increase (decrease)	2,945,071	$ 36,252,338	3,039,542	$ 37,609,848
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2022, the Funds had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) as listed in the table below.
90  |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	Purchases	Sales
Limited Term U.S. Government Fund	$ 95,650,231	$ 111,211,490
Limited Term Income Fund	2,465,715,942	1,486,190,804
Ultra Short Income Fund	76,988,400	12,803,103
Strategic Income Fund	1,408,508,183	456,302,818
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2022, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts.
During the six months ended March 31, 2022, some of the Funds entered into forward currency contracts in the normal course of pursuing their investment objectives, with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each of the forward currency contracts entered into by the Funds is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Funds’ Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract and may experience a loss. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2022 for Strategic Income Fund was $9,019,297.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Strategic Income Fund’s Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Strategic Income Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Strategic Income Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Strategic Income Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at March 31, 2022 is disclosed in the following table:
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Strategic Income Fund	Forward currency contracts	SSB	$ —	$ (20,284)	$ (20,284)

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at March 31, 2022 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
Thornburg Fixed Income Funds Semi-Annual Report  |  91

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in each Fund’s Statement of Operations for the six months ended March 31, 2022 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Strategic Income Fund	Forward currency contracts	$ 615,702	$ (114,561)

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts.
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Thornburg Fixed Income Funds Semi-Annual Report  |  93

Financial Highlights
Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022 (c)	$ 13.06	0.04	(0.58)	(0.54)	(0.08)	—	—	(0.08)	$ 12.44
2021	$ 13.38	0.08	(0.24)	(0.16)	(0.16)	—	—	(0.16)	$ 13.06
2020	$ 13.10	0.15	0.33	0.48	(0.20)	—	—	(0.20)	$ 13.38
2019	$ 12.69	0.19	0.45	0.64	(0.23)	—	—	(0.23)	$ 13.10
2018	$ 13.01	0.18	(0.28)	(0.10)	(0.22)	—	—	(0.22)	$ 12.69
2017	$ 13.25	0.14	(0.20)	(0.06)	(0.18)	—	—	(0.18)	$ 13.01
CLASS C SHARES
2022 (c)	$ 13.13	0.02	(0.58)	(0.56)	(0.05)	—	—	(0.05)	$ 12.52
2021	$ 13.46	0.03	(0.25)	(0.22)	(0.11)	—	—	(0.11)	$ 13.13
2020	$ 13.17	0.11	0.35	0.46	(0.17)	—	—	(0.17)	$ 13.46
2019	$ 12.77	0.15	0.43	0.58	(0.18)	—	—	(0.18)	$ 13.17
2018	$ 13.09	0.14	(0.28)	(0.14)	(0.18)	—	—	(0.18)	$ 12.77
2017	$ 13.33	0.10	(0.20)	(0.10)	(0.14)	—	—	(0.14)	$ 13.09
CLASS C2 SHARES
2022 (c)	$ 13.14	0.02	(0.59)	(0.57)	(0.05)	—	—	(0.05)	$ 12.52
2021 (e)	$ 13.46	0.04	(0.25)	(0.21)	(0.11)	—	—	(0.11)	$ 13.14
CLASS I SHARES
2022 (c)	$ 13.06	0.06	(0.58)	(0.52)	(0.10)	—	—	(0.10)	$ 12.44
2021	$ 13.38	0.11	(0.24)	(0.13)	(0.19)	—	—	(0.19)	$ 13.06
2020	$ 13.10	0.18	0.34	0.52	(0.24)	—	—	(0.24)	$ 13.38
2019	$ 12.69	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.10
2018	$ 13.01	0.22	(0.28)	(0.06)	(0.26)	—	—	(0.26)	$ 12.69
2017	$ 13.26	0.18	(0.20)	(0.02)	(0.23)	—	—	(0.23)	$ 13.01
CLASS R3 SHARES
2022 (c)	$ 13.06	0.03	(0.57)	(0.54)	(0.07)	—	—	(0.07)	$ 12.45
2021	$ 13.39	0.06	(0.25)	(0.19)	(0.14)	—	—	(0.14)	$ 13.06
2020	$ 13.10	0.13	0.35	0.48	(0.19)	—	—	(0.19)	$ 13.39
2019	$ 12.70	0.18	0.44	0.62	(0.22)	—	—	(0.22)	$ 13.10
2018	$ 13.02	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$ 12.70
2017	$ 13.26	0.13	(0.19)	(0.06)	(0.18)	—	—	(0.18)	$ 13.02
CLASS R4 SHARES
2022 (c)	$ 13.05	0.03	(0.57)	(0.54)	(0.07)	—	—	(0.07)	$ 12.44
2021	$ 13.37	0.06	(0.24)	(0.18)	(0.14)	—	—	(0.14)	$ 13.05
2020	$ 13.09	0.13	0.34	0.47	(0.19)	—	—	(0.19)	$ 13.37
2019	$ 12.69	0.18	0.43	0.61	(0.21)	—	—	(0.21)	$ 13.09
2018	$ 13.01	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$ 12.69
2017	$ 13.25	0.12	(0.19)	(0.07)	(0.17)	—	—	(0.17)	$ 13.01
CLASS R5 SHARES
2022 (c)	$ 13.07	0.06	(0.59)	(0.53)	(0.09)	—	—	(0.09)	$ 12.45
2021	$ 13.39	0.11	(0.25)	(0.14)	(0.18)	—	—	(0.18)	$ 13.07
2020	$ 13.11	0.17	0.34	0.51	(0.23)	—	—	(0.23)	$ 13.39
2019	$ 12.70	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.11
2018	$ 13.02	0.21	(0.28)	(0.07)	(0.25)	—	—	(0.25)	$ 12.70
2017	$ 13.28	0.18	(0.21)	(0.03)	(0.23)	—	—	(0.23)	$ 13.02

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term U.S. Government Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022 (c)	0.64 (d)	0.89 (d)	0.89 (d)	(4.17)	12.91	$ 69,133
2021	0.60	0.87	0.87	(1.22)	9.50	$ 92,786
2020	1.10	0.89	0.89	3.70	11.66	$ 86,955
2019	1.48	0.90	0.90	5.06	29.37	$ 66,140
2018	1.42	0.91	0.91	(0.77)	5.93	$ 69,634
2017	1.03	0.93	0.93	(0.43)	11.05	$ 84,674
CLASS C SHARES
2022 (c)	0.28 (d)	1.24 (d)	1.35 (d)	(4.24)	12.91	$ 7,559
2021	0.21	1.24	1.24	(1.65)	9.50	$ 10,084
2020	0.82	1.16	1.16	3.48	11.66	$ 17,994
2019	1.13	1.24	1.24	4.60	29.37	$ 15,618
2018	1.10	1.23	1.23	(1.08)	5.93	$ 19,686
2017	0.73	1.23	1.24	(0.72)	11.05	$ 34,821
CLASS C2 SHARES
2022 (c)	0.29 (d)	1.24 (d)	1.96 (d)	(4.31)	12.91	$ 550
2021 (e)	0.28	1.24	3.37	(1.58)	9.50	$ 680
CLASS I SHARES
2022 (c)	0.92 (d)	0.60 (d)	0.60 (d)	(4.04)	12.91	$ 188,428
2021	0.85	0.61	0.61	(0.96)	9.50	$ 219,833
2020	1.36	0.60	0.60	4.00	11.66	$ 243,793
2019	1.76	0.62	0.62	5.35	29.37	$ 145,273
2018	1.73	0.60	0.60	(0.47)	5.93	$ 131,898
2017	1.36	0.60	0.60	(0.18)	11.05	$ 147,464
CLASS R3 SHARES
2022 (c)	0.52 (d)	0.99 (d)	1.43 (d)	(4.15)	12.91	$ 5,133
2021	0.46	0.99	1.31	(1.41)	9.50	$ 7,601
2020	1.02	0.99	1.29	3.67	11.66	$ 9,222
2019	1.39	0.99	1.43	4.88	29.37	$ 9,181
2018	1.34	0.99	1.45	(0.85)	5.93	$ 9,036
2017	1.00	0.97	1.40	(0.47)	11.05	$ 10,871
CLASS R4 SHARES
2022 (c)	0.54 (d)	0.99 (d)	2.10 (d)	(4.15)	12.91	$ 1,779
2021	0.47	0.99	1.63	(1.34)	9.50	$ 2,011
2020	1.01	0.99	1.60	3.60	11.66	$ 2,779
2019	1.38	0.99	1.78	4.88	29.37	$ 2,293
2018	1.35	0.99	1.75	(0.85)	5.93	$ 2,509
2017	0.96	0.99	1.95	(0.49)	11.05	$ 3,365
CLASS R5 SHARES
2022 (c)	0.87 (d)	0.67 (d)	1.54 (d)	(4.06)	12.91	$ 2,146
2021	0.80	0.67	1.56	(1.02)	9.50	$ 2,198
2020	1.27	0.67	2.12	3.93	11.66	$ 2,307
2019	1.80	0.67	2.04	5.29	29.37	$ 897
2018	1.60	0.65	1.94	(0.52)	5.93	$ 661
2017	1.40	0.58	1.21	(0.23)	11.05	$ 4,131
Thornburg Fixed Income Funds Semi-Annual Report  |  95

Financial Highlights
Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022 (c)	$ 13.83	0.08	(0.68)	(0.60)	(0.09)	—	—	(0.09)	$ 13.14
2021	$ 14.14	0.16	(0.11)	0.05	(0.19)	(0.17)	—	(0.36)	$ 13.83
2020	$ 13.61	0.27	0.64	0.91	(0.28)	(0.10)	—	(0.38)	$ 14.14
2019	$ 13.16	0.33	0.45	0.78	(0.33)	—	—	(0.33)	$ 13.61
2018	$ 13.44	0.28	(0.27)	0.01	(0.29)	—	—	(0.29)	$ 13.16
2017	$ 13.51	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$ 13.44
CLASS C SHARES
2022 (c)	$ 13.81	0.06	(0.68)	(0.62)	(0.07)	—	—	(0.07)	$ 13.12
2021	$ 14.12	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.81
2020	$ 13.59	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.12
2019	$ 13.14	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.59
2018	$ 13.42	0.25	(0.27)	(0.02)	(0.26)	—	—	(0.26)	$ 13.14
2017	$ 13.49	0.21	(0.06)	0.15	(0.22)	—	—	(0.22)	$ 13.42
CLASS C2 SHARES
2022 (c)	$ 13.81	0.04	(0.67)	(0.63)	(0.06)	—	—	(0.06)	$ 13.12
2021 (e)	$ 14.12	0.09	(0.11)	(0.02)	(0.12)	(0.17)	—	(0.29)	$ 13.81
CLASS I SHARES
2022 (c)	$ 13.84	0.10	(0.68)	(0.58)	(0.11)	—	—	(0.11)	$ 13.15
2021	$ 14.15	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.84
2020	$ 13.62	0.30	0.65	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.15
2019	$ 13.16	0.37	0.47	0.84	(0.38)	—	—	(0.38)	$ 13.62
2018	$ 13.44	0.33	(0.28)	0.05	(0.33)	—	—	(0.33)	$ 13.16
2017	$ 13.52	0.29	(0.08)	0.21	(0.29)	—	—	(0.29)	$ 13.44
CLASS R3 SHARES
2022 (c)	$ 13.84	0.06	(0.68)	(0.62)	(0.07)	—	—	(0.07)	$ 13.15
2021	$ 14.15	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.84
2020	$ 13.63	0.24	0.63	0.87	(0.25)	(0.10)	—	(0.35)	$ 14.15
2019	$ 13.17	0.30	0.47	0.77	(0.31)	—	—	(0.31)	$ 13.63
2018	$ 13.45	0.26	(0.27)	(0.01)	(0.27)	—	—	(0.27)	$ 13.17
2017	$ 13.52	0.22	(0.06)	0.16	(0.23)	—	—	(0.23)	$ 13.45
CLASS R4 SHARES
2022 (c)	$ 13.83	0.06	(0.68)	(0.62)	(0.07)	—	—	(0.07)	$ 13.14
2021	$ 14.14	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.83
2020	$ 13.61	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.14
2019	$ 13.16	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.61
2018	$ 13.43	0.26	(0.26)	— (h)	(0.27)	—	—	(0.27)	$ 13.16
2017	$ 13.51	0.22	(0.07)	0.15	(0.23)	—	—	(0.23)	$ 13.43
CLASS R5 SHARES
2022 (c)	$ 13.83	0.10	(0.68)	(0.58)	(0.11)	—	—	(0.11)	$ 13.14
2021	$ 14.14	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.83
2020	$ 13.61	0.31	0.64	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.14
2019	$ 13.16	0.36	0.46	0.82	(0.37)	—	—	(0.37)	$ 13.61
2018	$ 13.44	0.31	(0.28)	0.03	(0.31)	—	—	(0.31)	$ 13.16
2017	$ 13.51	0.27	(0.07)	0.20	(0.27)	—	—	(0.27)	$ 13.44
CLASS R6 SHARES
2022 (c)	$ 13.86	0.10	(0.68)	(0.58)	(0.11)	—	—	(0.11)	$ 13.17
2021	$ 14.17	0.21	(0.11)	0.10	(0.24)	(0.17)	—	(0.41)	$ 13.86
2020	$ 13.64	0.32	0.64	0.96	(0.33)	(0.10)	—	(0.43)	$ 14.17
2019	$ 13.19	0.38	0.46	0.84	(0.39)	—	—	(0.39)	$ 13.64
2018	$ 13.46	0.35	(0.28)	0.07	(0.34)	—	—	(0.34)	$ 13.19
2017 (i)	$ 13.40	0.15	0.11	0.26	(0.20)	—	—	(0.20)	$ 13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
(f)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 0.61%.
See notes to financial statements.
96  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022 (c)	1.16 (d)	0.74 (d)	0.74 (d)	(4.35)	15.95	$ 708,524
2021	1.17	0.77	0.77	0.33	33.37	$ 818,846
2020	1.94	0.77	0.77	6.78	53.84	$ 768,798
2019	2.44	0.81	0.81	6.03	43.22	$ 645,383
2018	2.12	0.84	0.84	0.09	33.62	$ 680,473
2017	1.76	0.87	0.87	1.31	26.90	$ 890,990
CLASS C SHARES
2022 (c)	0.92 (d)	0.98 (d)	0.98 (d)	(4.47)	15.95	$ 290,061
2021	0.94	0.99	0.99	0.11	33.37	$ 360,840
2020	1.72	1.00	1.00	6.55	53.84	$ 412,659
2019	2.24	1.02	1.02	5.82	43.22	$ 356,205
2018	1.91	1.05	1.05	(0.13)	33.62	$ 439,305
2017	1.56	1.08	1.08	1.10	26.90	$ 567,771
CLASS C2 SHARES
2022 (c)	0.66 (d)	1.24 (d)	1.25 (d)	(4.60)	15.95	$ 11,041
2021 (e)	0.65	1.24	1.32	(0.17)	33.37	$ 12,902
CLASS I SHARES
2022 (c)	1.41 (d)	0.49 (d)	0.49 (d)	(4.16)	15.95	$ 8,173,315
2021	1.44	0.49	0.50	0.53 (f)	33.37	$ 8,840,331
2020	2.21	0.49	0.51	7.08	53.84	$ 6,999,911
2019	2.75	0.50	0.53	6.44	43.22	$ 4,455,457
2018	2.46	0.51	0.51	0.41	33.62	$ 3,685,859
2017	2.14	0.50	0.50	1.61	26.90	$ 3,232,277
CLASS R3 SHARES
2022 (c)	0.93 (d)	0.99 (d)	1.03 (d)	(4.46)	15.95	$ 59,773
2021	0.94	0.99	1.02	0.11	33.37	$ 51,825
2020	1.75	0.99	1.02	6.54 (g)	53.84	$ 61,041
2019	2.27	0.99	1.06	5.84	43.22	$ 64,335
2018	1.98	0.99	1.09	(0.06)	33.62	$ 88,298
2017	1.65	0.99	1.12	1.19	26.90	$ 96,715
CLASS R4 SHARES
2022 (c)	0.91 (d)	0.99 (d)	1.30 (d)	(4.47)	15.95	$ 9,776
2021	0.94	0.99	1.19	0.11	33.37	$ 10,777
2020	1.74	0.99	1.32	6.55	53.84	$ 6,413
2019	2.27	0.99	1.23	5.84	43.22	$ 8,073
2018	1.98	0.99	1.45	0.01	33.62	$ 7,962
2017	1.65	0.99	1.56	1.11	26.90	$ 8,101
CLASS R5 SHARES
2022 (c)	1.42 (d)	0.49 (d)	0.69 (d)	(4.23)	15.95	$ 136,412
2021	1.44	0.49	0.69	0.61	33.37	$ 134,974
2020	2.24	0.49	0.64	7.08	53.84	$ 149,322
2019	2.70	0.56	0.74	6.31	43.22	$ 106,753
2018	2.31	0.67	0.69	0.26	33.62	$ 113,333
2017	1.99	0.65	0.67	1.53	26.90	$ 101,189
CLASS R6 SHARES
2022 (c)	1.52 (d)	0.42 (d)	0.44 (d)	(4.18)	15.95	$ 208,901
2021	1.51	0.42	0.43	0.68	33.37	$ 127,763
2020	2.31	0.42	0.46	7.15	53.84	$ 98,639
2019	2.82	0.43	0.49	6.43	43.22	$ 60,440
2018	2.62	0.45	0.57	0.56	33.62	$ 29,568
2017 (i)	2.28 (d)	0.45 (d)	24.38 (d)(j)	1.92	26.90	$ 770

(g)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 6.47%.
(h)	Total from investment operations was less than $0.01 per share.
(i)	Effective date of this class of shares was April 10, 2017.
(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
Thornburg Fixed Income Funds Semi-Annual Report  |  97

Financial Highlights
Ultra Short Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022 (c)	$ 12.44	0.07	(0.21)	(0.14)	(0.07)	—	—	(0.07)	$ 12.23
2021	$ 12.59	0.15	(0.08)	0.07	(0.18)	(0.04)	—	(0.22)	$ 12.44
2020	$ 12.49	0.23	0.15	0.38	(0.24)	(0.04)	—	(0.28)	$ 12.59
2019	$ 12.29	0.28	0.21	0.49	(0.29)	—	—	(0.29)	$ 12.49
2018	$ 12.42	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$ 12.29
2017	$ 12.46	0.16	(0.03)	0.13	(0.17)	—	—	(0.17)	$ 12.42
CLASS I SHARES
2022 (c)	$ 12.43	0.08	(0.21)	(0.13)	(0.08)	—	—	(0.08)	$ 12.22
2021	$ 12.58	0.18	(0.08)	0.10	(0.21)	(0.04)	—	(0.25)	$ 12.43
2020	$ 12.48	0.25	0.16	0.41	(0.27)	(0.04)	—	(0.31)	$ 12.58
2019	$ 12.28	0.31	0.20	0.51	(0.31)	—	—	(0.31)	$ 12.48
2018	$ 12.41	0.24	(0.12)	0.12	(0.25)	—	—	(0.25)	$ 12.28
2017	$ 12.45	0.18	(0.03)	0.15	(0.19)	—	—	(0.19)	$ 12.41

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
98  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Ultra Short Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022 (c)	1.08 (d)	0.50 (d)	1.17 (d)	(1.11)	22.05	$ 13,637
2021	1.22	0.50	1.38	0.54	37.51	$ 10,930
2020	1.83	0.70	1.84	3.13	46.29	$ 8,127
2019	2.28	0.70	1.65	4.00	79.59	$ 8,012
2018	1.75	0.70	1.82	0.75	20.93	$ 7,140
2017	1.30	0.65	1.77	1.03	34.79	$ 6,532
CLASS I SHARES
2022 (c)	1.27 (d)	0.30 (d)	0.67 (d)	(1.01)	22.05	$ 87,807
2021	1.40	0.30	0.76	0.74	37.51	$ 42,587
2020	2.02	0.50	1.06	3.33	46.29	$ 28,249
2019	2.47	0.50	0.94	4.21	79.59	$ 24,858
2018	1.96	0.50	1.09	0.95	20.93	$ 22,748
2017	1.46	0.50	1.03	1.19	34.79	$ 12,854
Thornburg Fixed Income Funds Semi-Annual Report  |  99

Financial Highlights
Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2022 (d)	$ 12.41	0.18	(0.60)	(0.42)	(0.19)	(0.03)	—	(0.22)	$ 11.77
2021	$ 12.24	0.43	0.21	0.64	(0.47)	—	—	(0.47)	$ 12.41
2020	$ 11.92	0.40	0.31	0.71	(0.39)	—	—	(0.39)	$ 12.24
2019	$ 11.65	0.42	0.26	0.68	(0.41)	—	—	(0.41)	$ 11.92
2018	$ 11.82	0.40	(0.24)	0.16	(0.33)	—	—	(0.33)	$ 11.65
2017	$ 11.56	0.42	0.20	0.62	(0.36)	—	—	(0.36)	$ 11.82
CLASS C SHARES
2022 (d)	$ 12.39	0.14	(0.61)	(0.47)	(0.14)	(0.03)	—	(0.17)	$ 11.75
2021	$ 12.22	0.33	0.21	0.54	(0.37)	—	—	(0.37)	$ 12.39
2020	$ 11.90	0.31	0.31	0.62	(0.30)	—	—	(0.30)	$ 12.22
2019	$ 11.63	0.33	0.26	0.59	(0.32)	—	—	(0.32)	$ 11.90
2018	$ 11.81	0.32	(0.25)	0.07	(0.25)	—	—	(0.25)	$ 11.63
2017	$ 11.55	0.35	0.19	0.54	(0.28)	—	—	(0.28)	$ 11.81
CLASS I SHARES
2022 (d)	$ 12.38	0.21	(0.61)	(0.40)	(0.21)	(0.03)	—	(0.24)	$ 11.74
2021	$ 12.20	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.38
2020	$ 11.89	0.44	0.30	0.74	(0.43)	—	—	(0.43)	$ 12.20
2019	$ 11.62	0.45	0.27	0.72	(0.45)	—	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	—	(0.40)	$ 11.80
CLASS R3 SHARES
2022 (d)	$ 12.40	0.17	(0.61)	(0.44)	(0.17)	(0.03)	—	(0.20)	$ 11.76
2021	$ 12.22	0.40	0.21	0.61	(0.43)	—	—	(0.43)	$ 12.40
2020	$ 11.91	0.35	0.31	0.66	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.64	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.91
2018	$ 11.82	0.38	(0.25)	0.13	(0.31)	—	—	(0.31)	$ 11.64
2017	$ 11.55	0.42	0.20	0.62	(0.35)	—	—	(0.35)	$ 11.82
CLASS R4 SHARES
2022 (d)	$ 12.39	0.17	(0.60)	(0.43)	(0.17)	(0.03)	—	(0.20)	$ 11.76
2021	$ 12.22	0.40	0.20	0.60	(0.43)	—	—	(0.43)	$ 12.39
2020	$ 11.90	0.36	0.31	0.67	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.63	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.90
2018	$ 11.82	0.38	(0.25)	0.13	(0.32)	—	—	(0.32)	$ 11.63
2017	$ 11.56	0.41	0.20	0.61	(0.35)	—	—	(0.35)	$ 11.82
CLASS R5 SHARES
2022 (d)	$ 12.39	0.21	(0.61)	(0.40)	(0.21)	(0.03)	—	(0.24)	$ 11.75
2021	$ 12.21	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.39
2020	$ 11.89	0.45	0.30	0.75	(0.43)	—	—	(0.43)	$ 12.21
2019	$ 11.62	0.46	0.26	0.72	(0.45)	—	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	—	(0.40)	$ 11.80
CLASS R6 SHARES
2022 (d)	$ 12.42	0.21	(0.61)	(0.40)	(0.21)	(0.03)	—	(0.24)	$ 11.78
2021	$ 12.24	0.48	0.22	0.70	(0.52)	—	—	(0.52)	$ 12.42
2020	$ 11.93	0.45	0.30	0.75	(0.44)	—	—	(0.44)	$ 12.24
2019	$ 11.65	0.47	0.27	0.74	(0.46)	—	—	(0.46)	$ 11.93
2018	$ 11.85	0.45	(0.26)	0.19	(0.39)	—	—	(0.39)	$ 11.65
2017 (g)	$ 11.63	0.33	0.13	0.46	(0.24)	—	—	(0.24)	$ 11.85

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, 3.48%; Class C, 2.71%; Class I, 3.81%; Class R3, 3.19%; Class R4, 3.21%; Class R5, 3.84%; Class R6, 3.89%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 6.49% for 2019 and 6.46% for 2020.
(g)	Effective date of this class of shares was April 10, 2017.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(i)	Net Assets at End of Period was less than $1,000.
+	Based on weighted average shares outstanding.
See notes to financial statements.
100  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Strategic Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2022 (d)	3.01 (e)	0.98 (e)	1.05 (e)	(3.46)	12.15	$ 354,344
2021	3.48	0.95	1.05	5.30	28.55	$ 376,252
2020	3.35	0.96	1.13	6.07	58.91	$ 249,520
2019	3.55	0.99	1.16	5.92	31.55	$ 215,441
2018	3.41	1.09	1.21	1.39	29.90	$ 198,320
2017	3.61	1.17	1.25	5.41	44.74	$ 232,938
CLASS C SHARES
2022 (d)	2.27 (e)	1.71 (e)	1.78 (e)	(3.84)	12.15	$ 92,122
2021	2.71	1.73	1.83	4.49	28.55	$ 100,385
2020	2.57	1.70	1.88	5.30	58.91	$ 103,302
2019	2.80	1.75	1.92	5.15	31.55	$ 118,982
2018	2.70	1.80	1.96	0.59	29.90	$ 150,364
2017	2.98	1.80	1.99	4.76	44.74	$ 205,253
CLASS I SHARES
2022 (d)	3.43 (e)	0.60 (e)	0.77 (e)	(3.31)	12.15	$ 3,757,638
2021	3.81	0.60	0.81	5.74	28.55	$ 3,255,002
2020	3.73	0.60	0.88	6.39	58.91	$ 1,758,843
2019	3.89	0.63	0.91	6.35	31.55	$ 1,141,046
2018	3.81	0.69	0.91	1.71	29.90	$ 762,239
2017	4.02	0.75	0.92	5.85	44.74	$ 620,780
CLASS R3 SHARES
2022 (d)	2.74 (e)	1.25 (e)	3.71 (e)	(3.61)	12.15	$ 731
2021	3.20	1.25	3.16	5.06	28.55	$ 837
2020	2.96	1.25	2.53	5.70	58.91	$ 1,105
2019	3.30	1.25	2.59	5.71	31.55	$ 1,661
2018	3.24	1.25	2.46	1.16	29.90	$ 1,968
2017	3.65	1.12	2.58	5.49	44.74	$ 2,667
CLASS R4 SHARES
2022 (d)	2.73 (e)	1.25 (e)	2.20 (e)	(3.53)	12.15	$ 2,179
2021	3.21	1.25	2.28	4.98	28.55	$ 2,139
2020	3.06	1.25	2.70	5.79	58.91	$ 1,633
2019	3.28	1.25	2.51	5.71	31.55	$ 1,279
2018	3.25	1.25	2.14	1.08	29.90	$ 2,182
2017	3.52	1.25	2.30	5.35	44.74	$ 2,772
CLASS R5 SHARES
2022 (d)	3.40 (e)	0.60 (e)	0.91 (e)	(3.31)	12.15	$ 61,820
2021	3.84	0.60	0.92	5.74	28.55	$ 64,449
2020	3.78	0.60	1.00	6.48	58.91	$ 43,715
2019	3.94	0.59	1.18	6.35	31.55	$ 11,180
2018	3.82	0.69	1.20	1.71	29.90	$ 7,406
2017	4.03	0.74	1.36	5.84	44.74	$ 6,286
CLASS R6 SHARES
2022 (d)	3.52 (e)	0.53 (e)	0.72 (e)	(3.26)	12.15	$ 108,124
2021	3.89	0.53	0.75	5.81	28.55	$ 77,415
2020	3.77	0.53	0.88	6.55 (f)	58.91	$ 39,115
2019	3.98	0.53	0.98	6.40 (f)	31.55	$ 21,630
2018	3.91	0.65	1.13	1.66	29.90	$ 9,679
2017 (g)	5.83 (e)	0.00 (e)	200.66 (e)(h)	3.99	44.74	$ — (i)
Thornburg Fixed Income Funds Semi-Annual Report  |  101

Expense Example
March 31, 2022 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2021, and held until March 31, 2022.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2021 and held through March 31, 2022.
	Actual		Hypothetical *
	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21-3/31/22	Ending Account Value 3/31/22	Expenses Paid During Period† 10/1/21-3/31/22	Annualized Expense Ratio
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES	$958.28	$4.35	$1,020.49	$4.48	0.89%
CLASS C SHARES	$957.62	$6.05	$1,018.75	$6.24	1.24%
CLASS C2 SHARES	$956.89	$6.05	$1,018.75	$6.24	1.24%
CLASS I SHARES	$959.65	$2.93	$1,021.94	$3.02	0.60%
CLASS R3 SHARES	$958.55	$4.83	$1,020.00	$4.99	0.99%
CLASS R4 SHARES	$958.53	$4.83	$1,020.00	$4.99	0.99%
CLASS R5 SHARES	$959.37	$3.27	$1,021.59	$3.38	0.67%
LIMITED TERM INCOME FUND
CLASS A SHARES	$956.50	$3.61	$1,021.24	$3.73	0.74%
CLASS C SHARES	$955.30	$4.78	$1,020.04	$4.94	0.98%
CLASS C2 SHARES	$954.03	$6.04	$1,018.75	$6.24	1.24%
CLASS I SHARES	$958.43	$2.39	$1,022.49	$2.47	0.49%
CLASS R3 SHARES	$955.36	$4.83	$1,020.00	$4.99	0.99%
CLASS R4 SHARES	$955.31	$4.83	$1,020.00	$4.99	0.99%
CLASS R5 SHARES	$957.70	$2.39	$1,022.49	$2.47	0.49%
CLASS R6 SHARES	$958.16	$2.05	$1,022.84	$2.12	0.42%
ULTRA SHORT INCOME FUND
CLASS A SHARES	$988.91	$2.48	$1,022.44	$2.52	0.50%
CLASS I SHARES	$989.87	$1.49	$1,023.44	$1.51	0.30%
102  |   Thornburg Fixed Income Funds Semi-Annual Report

Expense Example, Continued
March 31, 2022 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21-3/31/22	Ending Account Value 3/31/22	Expenses Paid During Period† 10/1/21-3/31/22	Annualized Expense Ratio
STRATEGIC INCOME FUND
CLASS A SHARES	$965.38	$4.80	$1,020.04	$4.94	0.98%
CLASS C SHARES	$961.62	$8.36	$1,016.40	$8.60	1.71%
CLASS I SHARES	$966.92	$2.94	$1,021.94	$3.02	0.60%
CLASS R3 SHARES	$963.88	$6.12	$1,018.70	$6.29	1.25%
CLASS R4 SHARES	$964.67	$6.12	$1,018.70	$6.29	1.25%
CLASS R5 SHARES	$966.94	$2.94	$1,021.94	$3.02	0.60%
CLASS R6 SHARES	$967.42	$2.60	$1,022.29	$2.67	0.53%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
Thornburg Fixed Income Funds Semi-Annual Report  |  103

Other Information
March 31, 2022 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 8, 2021, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2020 through November 20, 2021 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
104  |   Thornburg Fixed Income Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 14, 2021
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Fixed Income Funds Semi-Annual Report  |  105

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $44.3 billion (as of March 31, 2022) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The funds outlined in this report are some of the many equity and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
106  |   Thornburg Fixed Income Funds Semi-Annual Report

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Thornburg Fixed Income Funds Semi-Annual Report  |  107

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4625

Semi-Annual Report | March 31, 2022

Thornburg Municipal Funds
Thornburg Short Duration Municipal Fund
Thornburg Limited Term Municipal Fund
Thornburg California Limited Term Municipal Fund
Thornburg New Mexico Intermediate Municipal Fund
Thornburg New York Intermediate Municipal Fund
Thornburg Intermediate Municipal Fund
Thornburg Strategic Municipal Income Fund

Thornburg Municipal Funds
Semi-Annual Report  |  March 31, 2022
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Municipal Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2022 (Unaudited)
Dear Shareholder:
A one-time colleague of mine from decades ago, who was prone to malapropisms, was also a Yogi Berra-esque source of wisdom at times. These days, I recall one of his pronouncements around the time of the dot.com bubble and crash: “Just when you think you’re out of the woods, you go right back into the soup.” This seems to be appropriate relative to our emergence from a Covid-dominated recession into a new world that hinges on massively increasing price pressures and a geopolitical worst-case-scenario in Russia/Ukraine. I don’t expect the volatility that we’ve seen in the last six months to abate and given somewhat elevated risk asset prices (though deflated from my last letter to you), markets remain vulnerable to shocks. High inflation has been one of those shocks, and it will take some time to resolve factors contributing to that inflation, such as supply-chain challenges, home price appreciation effects on measured shelter costs, and labor cost and availability issues. Ultimately, we expect various central banks across the globe, certainly including the Federal Reserve, to be forced to make a choice between containing inflation at the expense of employment and losing control of inflation expectations in the name of supporting a hotter economy. It’s a tightrope walk without a net and just one of many elements of uncertainty in the aftermath of Covid.
In recent weeks, we’ve seen yields on most fixed income securities rise dramatically. Combined with the very low starting point on income return, the past quarter has been one of the worst in history for those markets. Because many arguments around valuation in equities hinged on the TINA argument (“There Is No Alternative”), and because the earnings yield (essentially the inverse of the Price/Earnings ratio) on equities far surpassed the yield on bonds, there has been a crossover effect into other risky assets. While we view this as only part of the overall valuation conversation, any time investors experience outsized moves in major markets, it’s worth taking a deeper dive. In this case, we expect that the dramatic shift of policymakers’ approach from stimulating growth to containing price pressures may drain liquidity and leave some market participants feeling like a fish out of water.
As in any environment, we will be focused on you, our clients, as our most important constituency. Though there is never a guarantee that we will be able to navigate the evolving marketplace as well as we may have before, I have a confidence born of experience that our unsiloed, global approach to active investment management gives us a distinct advantage. It is always the case that with challenge comes opportunity, and I have watched our portfolios perform well over the years when difficult situations arise. We continue to see that no market is an island, and the effects from actions somewhere in the world are felt everywhere. Our process, which focuses on this interconnection through the development of a collaborative and deeply informed perspective, is designed to thrive in these investment conditions.
As we’ve discussed in the past, the story of Thornburg is one of consistent and deliberate evolution to meet your needs in the context of a changing business and investment environment. As an example of this, we have completed the integration of Environmental, Social, and Governance (ESG) considerations across our product set. While this does not mean that these considerations are part of our Principal Investment Strategy for all portfolios, it does mean that, when evaluating potential investment opportunities, we evaluate the significance of a company’s ESG characteristics and their potential to impact the company’s investment performance. We believe that the integration of those ESG considerations into our investment process, alongside the other factors that we consider when evaluating investments, is consistent with our long-term investment time horizon for both individual assets and whole portfolios, as well as an indelible part of the market landscape.
I have great respect for other investment firms and there are many good products that are available to investors. “It’s tough to make predictions, especially, about the future” – an actual Yogi-ism – but we believe that in times like these, our firm’s broad perspective and collaborative, unsiloed approach is our differentiator. These qualities are what underlie the excellent long-term outcomes we’ve been able to deliver: we’re built to deliver on the promise of active management.
Thank you so much for your time, and for your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Municipal Funds Semi-Annual Report

Thornburg Short Duration Municipal Fund

Investment Goal and
Fund Overview
The primary goal of Short Duration Municipal Fund is to provide current income exempt from federal income tax, consistent with preservation of capital.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2022
» The Fund’s Class I shares returned -2.50% versus the ICE BofAML 1-3 Year U.S. Municipal Securities Index’s return of -2.34%, for the six-month period ended March 31, 2022. The Fund’s underperformance relative to the index comes during a challenging period for fixed income as inflation in the U.S. touched the highest level in 40 years, causing yields to spike.
» The Fund’s negative performance relative to the index during the quarter was a result of large interest rate movements across all maturities. The Fund’s yield curve positioning, specifically holdings of four and five-year maturity bonds, was a detractor to relative performance.
» The Fund’s security selection had a negative impact on performance relative to the index during the period. The Fund’s allocation to power and utilities revenue bonds was the primary driver of the relative underperformance versus the index.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SHORT DURATION MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SHORT DURATION MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	-2.74%	-0.25%	0.26%	-	0.27%
With sales charge	-4.89%	-0.76%	-0.05%	-	0.08%
Class I Shares (Incep: 12/30/13)	-2.46%	-0.02%	0.46%	-	0.47%
ICE BofAML 1-3 Year U.S. Municipal Securities Index (Since 12/30/13)	-2.19%	0.64%	0.98%	-	0.91%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.98%; I shares, 0.65%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  5

Thornburg Limited Term Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Limited Term Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average maturity normally of less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2022
» The Fund’s Class I shares returned -4.24% versus the ICE BofAML 1-10 Year U.S. Municipal Securities Index’s return of -4.27%, for the six-month period ended March 31, 2022. The Fund’s outperformance relative to the index comes during a challenging period for fixed income as inflation in the U.S. touched the highest level in 40 years, causing yields to spike.
» The Fund’s duration and yield curve positioning were large detractors from absolute performance during the period as yields spiked significantly. However, the Fund’s relatively shorter duration and underweight to longer maturities allowed it to outperform its index during the period.
» The Fund’s security selection had a negative impact on performance relative to the index during the period, specifically within the revenue bond sector. Selection within hospitals, utilities, leasing, and appropriation debt were all detractors from performance relative to the index.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/28/84)
Without sales charge	-4.22%	0.18%	0.83%	1.11%	4.32%
With sales charge	-6.41%	-0.33%	0.52%	0.96%	4.28%
Class C Shares (Incep: 9/1/94)
Without sales charge	-4.40%	-0.08%	0.58%	0.86%	2.80%
With sales charge	-4.88%	-0.08%	0.58%	0.86%	2.80%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-4.74%	-	-	-	-3.16%
With sales charge	-5.35%	-	-	-	-3.16%
Class I Shares (Incep: 7/5/96)	-4.01%	0.41%	1.08%	1.40%	3.33%
ICE BofAML 1-10 Year U.S. Municipal Securities Index (Since 9/28/84)	-3.74%	0.92%	1.60%	1.76%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.69%; C shares, 0.97%; C2 Shares, 1.72%; I shares, 0.46%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: C2 Shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
6  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg California Limited Term Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Limited Term California Fund is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of California and U.S. territory municipal bonds with a dollar-weighted average maturity normally less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2022
» The Fund’s Class I shares returned -3.96% versus the ICE BofAML 1-10 Year U.S. Municipal Securities Index’s return of -4.27% for the six-month period ended March 31, 2022. The Fund’s outperformance relative to the index comes during a challenging period for fixed income as inflation in the U.S. touched the highest level in 40 years, causing yields to spike.
»The Fund’s duration and yield curve positioning were large detractors from absolute performance during the period as yields spiked significantly. However, the Fund’s relatively shorter duration and underweight to longer maturities allowed it to outperform its index during the period.
» The Fund’s performance relative to the index was muted with respect to its sector and quality allocations due to the outsized impact that duration and yield curve positioning had during the period. Security selection was a detractor to performance relative to the index which was a result of California municipal bonds selling off more than the national index.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/19/87)
Without sales charge	-4.02%	-0.24%	0.42%	1.03%	3.70%
With sales charge	-6.21%	-0.75%	0.12%	0.88%	3.66%
Class C Shares (Incep: 9/1/94)
Without sales charge	-4.29%	-0.52%	0.15%	0.76%	2.66%
With sales charge	-4.76%	-0.52%	0.15%	0.76%	2.66%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-4.30%	-	-	-	-2.95%
With sales charge	-4.92%	-	-	-	-2.95%
Class I Shares (Incep: 4/1/97)	-3.85%	0.01%	0.68%	1.32%	3.10%
ICE BofAML 1-10 Year U.S. Municipal Securities Index (Since 2/19/87)	-3.74%	0.92%	1.60%	1.76%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.92%; C shares, 1.27%; C2 shares, 6.50%; I shares, 0.70%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.74%; C shares, 1.02%; C2 shares, 1.02%; I shares, 0.49%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  7

Thornburg New Mexico Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate New Mexico Fund is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New Mexico and U.S. territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2022
» The Fund’s Class I shares returned -4.61% versus the ICE BofAML 3-15 Year U.S. Municipal Securities Index’s return of -5.45% during the six-month period ended March 31, 2022. The Fund’s outperformance relative to the index comes during a challenging period for fixed income as inflation in the U.S. touched the highest level in 40 years, causing yields to spike.
» The Fund’s duration and yield curve positioning were large detractors from absolute performance during the period as yields spiked significantly. However, the Fund’s relatively shorter duration and underweight to longer maturities allowed it to outperform its index during the period.
» The Fund’s sector/quality allocations had a positive impact on performance relative to the index during the period. The Fund’s holdings of education bonds lead to the relative outperformance as the sector held up well during the increase in yields.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 6/18/91)
Without sales charge	-4.22%	0.38%	1.11%	1.48%	3.79%
With sales charge	-6.11%	-0.30%	0.70%	1.28%	3.73%
Class D Shares (Incep: 6/1/99)	-4.39%	0.14%	0.85%	1.22%	2.68%
Class I Shares (Incep: 2/1/07)	-3.85%	0.71%	1.42%	1.81%	2.83%
ICE BofAML 3-15 Year U.S. Municipal Securities Index (Since 6/18/91)	-4.54%	1.26%	2.20%	2.50%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.98%; D shares, 1.29%; I shares, 0.71%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: D shares, 1.24%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
8  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg New York Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate New York Fund is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New York and US territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2022
» The Fund’s Class I shares returned -4.32% versus the ICE BofAML 3-15 Year U.S. Municipal Securities Index’s return of -5.45% during the six-month period ended March 31, 2022. The Fund’s outperformance relative to the index comes during a challenging period for fixed income as inflation in the U.S. touched the highest level in 40 years, causing yields to spike.
» The Fund’s duration and yield curve positioning were large detractors from absolute performance during the period as yields spiked significantly. However, the Fund’s relatively shorter duration and underweight to longer maturities allowed it to outperform its index during the period.
» The Fund’s sector/quality allocations had a positive impact on performance relative to the index during the period. The Fund’s holdings of tax-backed revenue bonds lead to the relative outperformance as the sector held up well during the increase in yields.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/5/97)
Without sales charge	-4.02%	0.30%	0.94%	1.52%	3.23%
With sales charge	-5.92%	-0.37%	0.54%	1.31%	3.15%
Class I Shares (Incep: 2/1/10)	-3.64%	0.65%	1.28%	1.85%	2.58%
ICE BofAML 3-15 Year U.S. Municipal Securities Index (Since 9/5/97)	-4.54%	1.26%	2.20%	2.50%	4.38%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.14%; I shares, 0.93%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  9

Thornburg Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended March 31, 2022
» The Fund Class I shares returned -4.92% versus the ICE BofAML 3-15 Year U.S. Municipal Securities Index’s return of -5.45% during the six-month period ended March 31, 2022. The Fund’s outperformance relative to the index comes during a challenging period for fixed income as inflation in the U.S. touched the highest level in 40 years, causing yields to spike.
» The Fund’s duration and yield curve positioning were large detractors from absolute performance during the period as yields spiked significantly. However, the Fund’s relatively shorter duration and underweight to longer maturities allowed it to outperform its index during the period.
» The Fund’s security selection had a positive impact on performance relative to the index during the period. The Fund’s holdings of 5% coupon bonds led to the relative outperformance as higher coupon bonds held up better than lower coupon bonds during the increase in yields.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/22/91)
Without sales charge	-4.23%	0.90%	1.62%	2.00%	4.22%
With sales charge	-6.12%	0.21%	1.21%	1.79%	4.15%
Class C Shares (Incep: 9/1/94)
Without sales charge	-4.58%	0.53%	1.27%	1.65%	3.42%
With sales charge	-5.14%	0.53%	1.27%	1.65%	3.42%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-4.58%	-	-	-	-2.37%
With sales charge	-5.19%	-	-	-	-2.37%
Class I Shares (Incep: 7/5/96)	-3.94%	1.14%	1.89%	2.29%	3.93%
ICE BofAML 3-15 Year U.S. Municipal Securities Index (Since 7/22/91)	-4.54%	1.26%	2.20%	2.50%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C and Class C2 shares include 0.60% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.91%; C shares, 1.30%; C2 shares, 2.62%; I shares, 0.67%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.77%; C shares, 1.14%; C2 shares, 1.14%; I shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
10  |   Thornburg Municipal Funds Semi-Annual Report

Thornburg Strategic Municipal Income Fund

Investment Goal and
Fund Overview
The primary goal of Strategic Municipal Income Fund is to seek a high level of current income exempt from federal individual income tax.
The Fund has a flexible mandate to invest across a wide range of maturities and credit qualities. The Fund will not invest more than 50% of its portfolio in bonds rated below investment grade and/or unrated bonds at the time of purchase. Also, the portfolio will generally be diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve.
Performance drivers and detractors for the reporting period ended March 31, 2022
» The Fund’s Class I shares returned -5.24% versus the ICE BofAML U.S. Municipal Master Index’s return of -5.39% during the six-month period ended March 31, 2022. The Fund’s outperformance relative to the index comes during a challenging period for fixed income as inflation in the U.S. touched the highest level in 40 years, causing yields to spike.
» The Fund’s relatively shorter duration versus the index was the largest contributor to the positive relative performance during the period. The Fund’s duration finished the period at 1.5 years shorter than the index which was very beneficial as yields spiked significantly across the municipal market.
» The Fund’s security selection proved a hinderance to relative performance versus the index during the period. The Fund’s larger allocation to A-rated municipal bonds in comparison to its index was a detractor as lower quality bonds held by the Fund underperformed higher quality bonds.
Performance Summary
March 31, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 4/1/09)
Without sales charge	-4.36%	0.88%	1.73%	2.40%	4.58%
With sales charge	-6.24%	0.20%	1.33%	2.19%	4.42%
Class C Shares (Incep: 4/1/09)
Without sales charge	-4.80%	0.43%	1.27%	2.00%	4.21%
With sales charge	-5.36%	0.43%	1.27%	2.00%	4.21%
Class I Shares (Incep: 4/1/09)	-4.21%	1.10%	1.96%	2.67%	4.86%
ICE BofAML U.S. Municipal Master Index (Since 4/1/09)	-4.13%	1.71%	2.62%	3.00%	4.20%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.26%; C shares, 1.71%; I shares, 0.97%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.81%; C shares, 1.28%; I shares, 0.59%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  11

Glossary
March 31, 2022 (Unaudited)
The ICE BofAML 1-3 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The ICE BofAML 1-10 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofAML U.S. Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Parallel and non-parallel shifts – Relates to the movement of the yield curve. A parallel shift means the yield curve moves up or down the same amount across the entire curve (short and long ends move). A non-parallel shift means the short end and long end move at different amounts. For example, the short end may move up 10 basis points while the long-end may move up 20 basis points.
12   |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg Short Duration Municipal Fund  |  March 31, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	195
Effective Duration	1.4 Yrs
Average Maturity	1.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	0.39%
SEC Yield	0.52%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been -0.01% and 0.11%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
9%	30%	20%	22%	12%	6%	0%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG SHORT DURATION MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  13

Fund Summary
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	1,745
Effective Duration	3.4 Yrs
Average Maturity	4.0 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.21%
SEC Yield	0.96%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
6%	14%	14%	14%	9%	8%	7%	6%	7%	5%	9%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class C2	LTMQX	885-216-556
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

14  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg California Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	329
Effective Duration	3.1 Yrs
Average Maturity	3.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.01%
SEC Yield	0.91%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 0.81% and 0.71%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	17%	14%	16%	10%	10%	7%	6%	6%	5%	7%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class C2	LTCQX	885-216-515
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  15

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	142
Effective Duration	4.6 Yrs
Average Maturity	7.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.34%
SEC Yield	0.97%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.33% and 0.95%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	4%	6%	3%	8%	9%	10%	7%	4%	5%	39%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

16  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	53
Effective Duration	4.6 Yrs
Average Maturity	8.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.85%
SEC Yield	0.92%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.66% and 0.73%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
2%	4%	8%	11%	1%	0%	7%	4%	9%	6%	47%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  17

Fund Summary
Thornburg Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	460
Effective Duration	4.8 Yrs
Average Maturity	8.3 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.14%
SEC Yield	1.27%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.99% and 1.12%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	7%	7%	8%	4%	2%	7%	5%	4%	6%	47%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class C2	THMQX	885-216-374
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

18  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg Strategic Municipal Income Fund  |  March 31, 2022 (Unaudited)
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	293
Effective Duration	5.2 Yrs
Average Maturity	9.1 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.88%
SEC Yield	1.38%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.58% and 1.09%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Thornburg Municipal Funds Semi-Annual Report  |  19

Schedule of Investments
Thornburg Short Duration Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 90.0%
	Alabama — 1.7%
	Alabama Community College System ACCS Enhancements Fee Revenue (Insured: AGM), 4.00% due 9/1/2024 - 9/1/2025	$ 285,000	$ 299,410
	Alabama Public School and College Authority, Series A, 5.00% due 11/1/2025	1,000,000	1,101,211
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	1,500,000	1,473,894
	Arizona — 1.1%
[a]	Arizona HFA, Series B, 0.76% (MUNIPSA + 0.25%) due 1/1/2046 (put 11/4/2026)	1,000,000	997,453
[a]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 0.89% (MUNIPSA + 0.38%) due 1/1/2035 (put 10/18/2022)	890,000	890,124
	California — 1.6%
[a]	California Infrastructure & Economic Development Bank, Series B-2, 3.00% due 10/1/2047 (put 10/1/2026)	1,000,000	1,036,948
	California Municipal Finance Authority (Insured: BAM), 5.00% due 5/15/2024	400,000	421,446
	California Municipal Finance Authority (Insured: BAM) (Green Bond), 5.00% due 5/15/2025 - 5/15/2026	650,000	703,293
	Pittsburg Successor Agency Redevelopment Agency (Insured: AGM), Series A 5.00% due 9/1/2022	500,000	507,514
	Colorado — 3.3%
[a]	Colorado (AdventHealth Obligated Group) HFA, Series C, 5.00% due 11/15/2036 (put 11/15/2023)	1,000,000	1,047,158
	Crystal Valley Metropolitan District No 2 (Insured: AGM) GO, Series A, 5.00% due 12/1/2022 - 12/1/2024	365,000	385,869
[a]	E-470 Public Highway Authority, Series B, 0.531% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	1,918,248
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2022 - 12/1/2023	1,425,000	1,473,782
	Sierra Ridge Metropolitan District No 2 (Insured: AGM) GO, 4.00% due 12/1/2025 - 12/1/2026	575,000	610,649
	Connecticut — 0.9%
	State of Connecticut GO, Series C, 5.00% due 6/15/2022	715,000	720,888
	State of Connecticut Special Tax Revenue, Series C, 5.00% due 10/1/2022	680,000	692,966
	District of Columbia — 0.5%
	District of Columbia (Federal Highway Grant Anticipation), 5.00% due 12/1/2025	685,000	757,307
	Florida — 0.6%
[a]	Escambia County (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	775,000	769,370
	State of Florida (Department of Transportation Right-of-Way Acquisition & Bridge Construction) GO, Series B, 5.00% due 7/1/2023	255,000	265,301
	Georgia — 3.7%
	Main Street Natural Gas Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2022	1,000,000	1,004,156
	Main Street Natural Gas Inc. (Guaranty: Royal Bank of Canada), Series A, 4.00% due 9/1/2026	400,000	421,790
[a]	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets), Series C, 4.00% due 3/1/2050 (put 9/1/2026)	1,250,000	1,299,584
	Municipal Electric Authority of Georgia,
	Series A 5.00% due 1/1/2026	790,000	862,613
	Series A, 5.00% due 1/1/2024	1,430,000	1,499,262
[a]	Private Colleges & Universities Authority (Emory University), Series B, 0.93% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	1,000,000	998,612
	Illinois — 4.4%
	City of Chicago (Water System), Series 2017-2, 5.00% due 11/1/2022	600,000	613,874
	Cook County Community College District No. 508 (City Colleges of Chicago) GO, 5.00% due 12/1/2023	500,000	521,368
	Cook County Community High School District No 233 Homewood-Flossmoor GO, 4.00% due 12/1/2025	1,000,000	1,061,106
	Cook County School District No. 170 Chicago Heights (Insured: AGM) GO, Series D, 5.00% due 12/1/2022	1,500,000	1,534,731
	Illinois Finance Authority, 4.00% due 10/15/2022 - 10/15/2024	585,000	593,990
	State of Illinois (State Facilities Improvements) GO,
	Series A, 5.00% due 10/1/2022	1,000,000	1,017,034
	Series D, 5.00% due 11/1/2024	1,000,000	1,064,975
	Village of Tinley Park GO, 5.00% due 12/1/2024	870,000	911,924
	Indiana — 1.7%
	Carmel Local Public Improvement Bond Bank, Series A, 4.00% due 7/15/2024 - 7/15/2025	940,000	985,980
	Columbus Multi School Building Corp., 4.00% due 1/15/2024 - 1/15/2025	1,730,000	1,800,896
	Kentucky — 2.8%
	County of Trimble (Louisville Gas and Electric Co.), Series A, 0.625% due 9/1/2026	1,000,000	929,835
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
[a]	Series A, 4.00% due 4/1/2048 (put 4/1/2024)	1,000,000	1,032,319
	Series A1, 4.00% due 2/1/2023 - 8/1/2024	2,675,000	2,753,352
	Louisiana — 4.3%
	City of Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2023	860,000	900,854
	Louisiana Office Facilities Corp. (Louisiana Division of Administration), 5.00% due 11/1/2022	1,455,000	1,486,611
[a]	Louisiana Offshore Terminal Authority (Loop LLC), 1.65% due 9/1/2027 (put 12/1/2023)	1,500,000	1,491,644
[a]	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series B, 5.00% due 5/15/2050 (put 5/15/2025)	875,000	943,782
[a]	Parish of St. Charles (Valero Energy Corp. Refinery; Guaranty: Valero Energy Corp.), 4.00% due 12/1/2040 (put 6/1/2022)	1,300,000	1,304,444
[a]	State of Louisiana Gasoline & Fuels Tax Revenue, Series A 0.689% (SOFR + 0.50%) due 5/1/2043 (put 5/1/2026)	1,000,000	999,684
20 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Maryland — 1.3%
	County of Washington (Diakon Lutheran Social Ministries Obligated Group), Series B, 5.00% due 1/1/2023	$ 300,000	$ 306,925
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2022 - 4/15/2024	1,200,000	1,231,279
	Maryland Stadium Authority Built to Learn Revenue, 5.00% due 6/1/2023	600,000	621,655
	Massachusetts — 4.9%
	City of Haverhill (State Aid Withholding) GO, 1.00% due 9/1/2022	1,857,000	1,856,226
	City of Methuen (Bans) (State Aid Withholding) GO, 1.00% due 9/1/2022	866,000	865,851
[a]	Commonwealth of Massachusetts GO, Series A, 5.00% due 6/1/2044 (put 6/1/2023)	1,000,000	1,037,337
[a,b]	Massachusetts (Mass General Brigham, Inc.) DFA, 1.11% (MUNIPSA + 0.60%) due 7/1/2049 (put 1/29/2026)	2,500,000	2,470,320
[a]	Massachusetts (President & Trustees of Williams College) DFA, Series N, 0.45% due 7/1/2041 (put 7/1/2025)	1,500,000	1,426,216
	University of Massachusetts Building Authority (University of Massachusetts), Series 2021-1, 5.00% due 11/1/2024	500,000	538,530
	Michigan — 0.5%
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2022	300,000	302,715
[a]	Michigan State Hospital Finance Authority (Ascension Health Credit Group), Series F-5-REM 2.40% due 11/15/2047 (put 3/15/2023)	500,000	502,411
	Minnesota — 1.1%
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), Series H, 1.06% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	1,000,000	1,006,796
	Minnesota Municipal Gas Agency, Series A, 4.00% due 6/1/2025	700,000	732,481
	Mississippi — 1.1%
	Biloxi Public School District (Insured: BAM), 5.00% due 4/1/2025	1,350,000	1,457,950
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2022	375,000	382,422
	Nebraska — 1.6%
[a]	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 3/1/2050 (put 1/1/2024)	1,000,000	1,040,041
[a]	Nebraska Public Power District, 0.60% due 1/1/2051 (put 7/1/2023)	1,720,000	1,694,109
	Nevada — 1.8%
[a,c]	County of Clark (Nevada Power Co.), 1.65% due 1/1/2036 (put 3/31/2023)	500,000	498,721
	County of Washoe GO, 5.00% due 7/1/2024	1,470,000	1,570,522
	Las Vegas Valley Water District GO, Series B, 5.00% due 6/1/2023	900,000	933,976
	New Jersey — 3.5%
	City of Newark GO, Series E, 1.25% due 10/3/2022	2,000,000	1,999,662
	New Jersey (Middlesex Water Co) EDA, Series A, 5.00% due 10/1/2023	1,500,000	1,567,015
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series XX 5.00% due 6/15/2024	400,000	423,027
	New Jersey EDA, Series QQQ, 5.00% due 6/15/2022 - 6/15/2024	205,000	211,523
	State of New Jersey (COVID-19 GO Emergency Bonds) GO,
	Series A,
	4.00% due 6/1/2023	1,000,000	1,022,830
	5.00% due 6/1/2024	500,000	529,673
	New Mexico — 7.1%
	City of Albuquerque GO, Series A, 5.00% due 7/1/2022	300,000	302,924
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series A, 0.875% due 6/1/2040 (put 10/1/2026)	1,000,000	920,001
[a]	Series B, 2.125% due 6/1/2040 (put 6/1/2022)	1,225,000	1,226,041
[a]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	1,500,000	1,456,995
	Lea County Public School District No 8 Eunice (State Aid Withholding) GO, 5.00% due 9/15/2022	2,500,000	2,542,450
[a]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	2,000,000	1,938,902
	New Mexico Municipal Energy Acquisition Authority, Series A, 4.00% due 5/1/2022 - 11/1/2022	1,375,000	1,385,865
	Santa Fe Public School District GO, 4.00% due 8/1/2024	1,250,000	1,304,245
	State of New Mexico Severance Tax Permanent Fund,
	Series A, 5.00% due 7/1/2023	240,000	249,608
	Series B, 4.00% due 7/1/2023	240,000	246,673
	University of New Mexico, Series A, 5.00% due 6/1/2023	280,000	290,381
	New York — 7.6%
	City of New York GO, Series C, 5.00% due 8/1/2024	775,000	826,922
	County of Suffolk (Insured: AGM) GO,
	Series A,
	2.125% due 5/1/2024	250,000	248,124
	5.00% due 2/1/2025	750,000	806,465
	County of Suffolk (Insured: BAM) GO, Series D, 5.00% due 10/15/2025	750,000	817,898
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	1,500,000	1,505,352
[a]	Nassau County Local Economic Assistance Corp. (Park Lake Hempstead L.P.), 0.30% due 11/1/2024 (put 11/1/2023)	2,000,000	1,948,438
	New York City Transitional Finance Authority Future Tax Secured Revenue, Series D, 5.00% due 11/1/2025	1,000,000	1,097,021
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 21

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New York State Dormitory Authority (Barnard College), Series A, 4.00% due 7/1/2024 - 7/1/2025	$ 350,000	$ 366,604
	New York State Dormitory Authority (School District Bond Financing Program) (State Aid Withholding), Series F, 5.00% due 10/1/2022	800,000	815,473
[a]	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 2.625% due 4/1/2034 (put 7/3/2023)	1,000,000	1,005,654
	New York State Housing Finance Agency (Green Bond), Series I, 2.70% due 11/1/2023	1,000,000	1,010,086
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2022 - 7/1/2024	825,000	848,384
	Town of Oyster Bay GO, 4.00% due 3/1/2023	850,000	867,362
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2023	425,000	439,656
	North Dakota — 1.8%
	County of McKenzie, 5.00% due 8/1/2022	1,000,000	1,012,716
[a]	North Dakota Housing Finance Agency, Series B, 0.71% (MUNIPSA + 0.20%) due 1/1/2043 (put 7/1/2024)	2,000,000	1,998,118
	Ohio — 2.9%
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2023	2,020,000	2,076,683
[a]	Lancaster Port Authority, 5.00% due 8/1/2049 (put 2/1/2025)	1,500,000	1,591,139
	State of Ohio (Cleveland Clinic Health System Obligated Group), Series A, 5.00% due 1/1/2026	1,000,000	1,102,742
	Oklahoma — 0.1%
	Muskogee Industrial Trust (Muskogee County ISD No. 20), 5.00% due 9/1/2023	200,000	208,117
	Pennsylvania — 3.9%
[a]	Bethlehem Area School District Authority (State Aid Withholding), Series B, 0.538% (SOFR + 0.35%) due 7/1/2031 (put 11/1/2025)	2,000,000	1,929,250
	City of Lancaster PA (Insured: AGM) GO, Series A, 4.00% due 11/1/2022	385,000	390,982
[a]	Pennsylvania (Waste Management Obligated Group; Guaranty: Waste Management, Inc.) EDFA, 0.95% due 12/1/2033 (put 12/1/2026)	1,000,000	938,649
	Philadelphia Authority for Industrial Development, 5.00% due 5/1/2022	400,000	401,136
	Philadelphia Gas Works Co. (Insured: AGM),
	Series A, 5.00% due 8/1/2024	400,000	426,056
	Series B, 5.00% due 8/1/2024	500,000	532,570
	Sports & Exhibition Authority of Pittsburgh and Allegheny County (Allegheny County Hotel Room Excise Tax Revenue; Insured AGM), Series A 4.00% due 2/1/2024	1,800,000	1,859,915
	Rhode Island — 0.6%
	City of Cranston RI GO, Series 1, 1.00% due 8/23/2022	1,000,000	999,798
	South Carolina — 0.4%
	City of North Charleston (North Charleston Noisette Community Redevelopment Project Area), 5.00% due 10/1/2022	700,000	712,699
	South Dakota — 0.4%
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group), Series A, 5.00% due 9/1/2023 - 9/1/2024	685,000	723,182
	Tennessee — 0.8%
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.), Series C, 5.00% due 2/1/2023	1,310,000	1,347,335
	Texas — 15.4%
[d]	Arlington Higher Education Finance Corp (Riverwalk Education Foundation, Inc.) (Insured: PSF-GTD), 5.00% due 8/15/2026	365,000	404,808
	City of Conroe GO, 5.00% due 3/1/2023 - 3/1/2024	355,000	372,351
	City of Houston Airport System Revenue, Series B, 5.00% due 7/1/2022 - 7/1/2023	780,000	791,388
	City of Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2025	725,000	783,911
	Clifton Higher Education Finance Corp. (Idea Public Schools) (Insured: PSF-GTD),
	5.00% due 8/15/2025	460,000	502,069
	Series T 5.00% due 8/15/2026	400,000	445,368
[a]	Cypress-Fairbanks (Insured: PSF-GTD) ISD GO, Series B-1, 1.25% due 2/15/2036 (put 8/15/2022)	925,000	925,678
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2026	1,000,000	1,095,939
	Dallas Fort Worth International Airport, 5.00% due 11/1/2023	1,000,000	1,045,675
[a]	Deer Park ISD (Insured: PSF-GTD) GO, 0.16% due 10/1/2042 (put 10/3/2022)	1,500,000	1,493,506
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B-REM 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	135,000	134,193
[a]	Goose Creek (Insured: PSF-GTD) ISD GO, Series B, 0.15% due 10/1/2049 (put 10/3/2022)	1,500,000	1,492,771
	Highland Park (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2024	1,015,000	1,074,931
	Houston (Insured: PSF-GTD) ISD GO,
[a]	Series A-2, 2.25% due 6/1/2039 (put 6/1/2022)	260,000	260,358
[a]	Series B, 3.00% due 6/1/2036 (put 6/1/2024)	1,500,000	1,531,864
[c]	Little Elm (Insured: PSF-GTD) ISD GO, 5.00% due 8/15/2022	1,300,000	1,320,576
	Lower Colorado River Authority, 5.00% due 5/15/2024	725,000	772,319
[a]	New Caney (Insured: PSF-GTD) ISD GO, 1.25% due 2/15/2050 (put 8/15/2024)	1,000,000	984,451
[a]	North East (Insured: PSF-GTD) ISD GO, 2.375% due 8/1/2047 (put 8/1/2022)	285,000	286,292
	Odessa Junior College District (Insured: AGM), 4.00% due 7/1/2025	400,000	423,812
	Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word) ETM, 5.00% due 12/1/2022	1,000,000	1,024,437
[a]	Pflugerville (Insured: PSF-GTD) ISD GO, Series A, 2.25% due 8/15/2037 (put 8/15/2022)	1,200,000	1,205,074
	Port Arthur ISD (Insured: AGM) GO, 5.00% due 2/15/2023 - 2/15/2024	925,000	969,590
[a]	Prosper (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 2/15/2050 (put 8/15/2023)	750,000	752,982
22 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	San Antonio Housing Trust Finance Corp. (Arbors at West Avenue L.P.), 1.45% due 3/1/2026 (put 3/1/2025)	$2,000,000	$ 1,954,254
[a]	San Antonio Water System, Series B, 2.00% due 5/1/2044 (put 11/1/2022)	405,000	406,864
	Stephen F Austin State University, 5.00% due 10/15/2024	1,445,000	1,546,763
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2022 - 12/15/2024	1,610,000	1,670,459
	Utah — 0.3%
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	500,000	501,475
	Virginia — 1.9%
[a,d]	Halifax County IDA, 1.65% due 12/1/2041 (put 5/31/2024)	1,000,000	986,803
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2023 - 1/1/2024	700,000	723,224
[a]	Wise County IDA, Series A, 1.20% due 11/1/2040 (put 5/31/2024)	1,500,000	1,463,412
	Washington — 1.4%
	King County Housing Authority, 2.00% due 6/1/2022 - 6/1/2023	1,430,000	1,434,152
	State of Washington GO, Series 2021A, 5.00% due 6/1/2024	500,000	532,698
	University of Washington, 5.00% due 4/1/2023	300,000	310,229
	West Virginia — 1.5%
	County of Mason (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	1,000,000	1,005,819
[a]	West Virginia (Appalachian Power Co.) EDA, Series A, 2.625% due 12/1/2042 (put 6/1/2022)	1,425,000	1,427,645
	Wisconsin — 1.5%
	Public Finance Authority, 4.00% due 10/1/2025 - 1/1/2027	1,460,000	1,525,999
[a]	Wisconsin Housing & EDA, Series B, 0.40% due 5/1/2045 (put 11/1/2023)	1,000,000	976,419
	Total Long-Term Municipal Bonds — 90.0% (Cost $151,968,697)		149,616,633
	Short-Term Municipal Bonds — 9.8%
	Alabama — 2.3%
[a]	City of Mobile Alabama (Alabama Power Co.) IDB, 0.38% due 6/1/2034 (put 4/1/2022)	3,800,000	3,800,000
	Colorado — 0.6%
[a]	City & County of Denver (SPA JPMorgan Chase Bank, N.A.) COP, Series A1 0.35% due 12/1/2029 (put 4/1/2022)	1,100,000	1,100,000
	Florida — 2.3%
	City of Gainesville FL Utilities System Revenue (SPA Barclays Bank PLC),
[a]	Series A-REMK 5/20/2020 0.36% due 10/1/2026 (put 4/1/2022)	1,700,000	1,700,000
[a]	Series B-REMK 05/20/ 0.35% due 10/1/2042 (put 4/1/2022)	2,100,000	2,100,000
	Nevada — 0.8%
[a,b]	Tender Option Bond Trust Receipts/Certificates (Guaranty: Deutsche Bank A.G.), Series 2021-XF1120, 0.76% due 11/1/2061 (put 4/7/2022)	1,330,000	1,330,000
	New York — 0.7%
[a]	New York City Municipal Water Finance Authority (New York City Water & Sewer System; SPA Mizuho Bank Ltd.), Series A2, 0.36% due 6/15/2044 (put 4/1/2022)	625,000	625,000
[a]	New York State Dormitory Authority (Cornell University; SPA U.S. Bank N.A.), Series B, 0.37% due 7/1/2039 (put 4/1/2022)	500,000	500,000
	Ohio — 0.9%
[a]	Ohio Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group; SPA U.S. Bank N.A.), Series B3, 0.38% due 1/1/2039 (put 4/1/2022)	1,500,000	1,500,000
	Oregon — 1.0%
[a,b]	Tender Option Bond Trust Receipts (Guaranty: Deutsche Bank A.G.), Series 2021-XF1123 0.76% due 10/1/2061 (put 4/7/2022)	1,670,000	1,670,000
	Texas — 1.2%
[a,b]	Tender Option Bond Trust Receipts/Certificates (LOC Deutsche Bank A.G.), Series 2021-XF1102, 0.76% due 7/1/2061 (put 4/7/2022)	2,000,000	2,000,000
	Total Short-Term Municipal Bonds — 9.8% (Cost $16,325,000)		16,325,000
	Total Investments — 99.8% (Cost $168,293,697)		$165,941,633
	Other Assets Less Liabilities — 0.2%		365,044
	Net Assets — 100.0%		$166,306,677
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 23

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2022 (Unaudited)
Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $7,470,320, representing 4.49% of the Fund’s net assets.
c	Segregated as collateral for a when-issued security.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
PSF-GTD	Guaranteed by Permanent School Fund
REMK	Remarketing Agreement
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
24 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 93.3%
	Alabama — 1.8%
	Alabama Community College System ACCS Enhancements Fee Revenue (Insured: AGM), 4.00% due 9/1/2027 - 9/1/2030	$ 1,345,000	$ 1,469,980
	Alabama Public School & College Authority, Series A, 5.00% due 11/1/2028 - 11/1/2031	9,000,000	10,691,631
	Alabama Public School & College Authority (Education System Capital Improvements),
	Series A, 5.00% due 6/1/2022	5,605,000	5,640,922
	Series B, 5.00% due 6/1/2023	735,000	762,796
	Alabama State Board of Education (Calhoun Community College), 4.00% due 5/1/2022	1,230,000	1,232,568
[a]	Black Belt Energy Gas District (Guaranty: Goldman Sachs Group, Inc.), Series B, 4.00% due 10/1/2052 (put 12/1/2026)	16,865,000	17,595,288
[a]	Black Belt Energy Gas District (Guaranty: Royal Bank Of Canada), 4.00% due 6/1/2051 (put 12/1/2031)	23,000,000	24,812,745
	Chatom (Powersouth Energy Co-operative Projects; Insured: AGM) IDB, 5.00% due 8/1/2025 - 8/1/2030	3,830,000	4,366,345
	Lower Alabama Gas District (Guaranty: Goldman Sachs Group, Inc.),
	4.00% due 12/1/2023 - 12/1/2025	1,220,000	1,259,254
	Series A, 5.00% due 9/1/2029	3,625,000	4,037,790
[a,b]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	2,500,000	2,456,490
	Southeast Energy Authority A Cooperative District (Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 10/1/2025	1,100,000	1,144,592
[a]	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group), 4.00% due 12/1/2051 (put 12/1/2031)	1,800,000	1,936,206
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2025 - 9/1/2027	8,915,000	10,077,218
	Water Works Board of the City of Birmingham, 5.00% due 1/1/2029	2,230,000	2,574,961
	Arizona — 2.2%
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2022 - 12/1/2024	3,360,000	3,512,775
	Arizona Board of Regents (Arizona State University), Series C, 5.00% due 7/1/2028 - 7/1/2031	3,125,000	3,745,031
	Arizona Board of Regents (Arizona State University) COP, Series A, 5.00% due 9/1/2022 - 9/1/2023	9,960,000	10,271,649
	Arizona Board of Regents (Northern Arizona University Projects) COP, 5.00% due 9/1/2022 - 9/1/2023	5,825,000	5,910,897
	Arizona Board of Regents (University of Arizona), 5.00% due 8/1/2023 - 8/1/2024	1,350,000	1,419,623
	Arizona Board of Regents (University of Arizona) COP, Series C, 5.00% due 6/1/2022 - 6/1/2028	7,770,000	7,930,764
[a]	Arizona HFA, Series B, 0.76% (MUNIPSA + 0.25%) due 1/1/2046 (put 11/4/2026)	4,000,000	3,989,812
	City of Phoenix Civic Improvement Corp., Series A, 5.00% due 7/1/2022 - 7/1/2025	8,580,000	9,109,773
	City of Tucson (Street and Highway Projects), Series A, 5.00% due 7/1/2022	2,135,000	2,155,996
	County of Pima (TMC HealthCare Obligated Group) IDA, 5.00% due 4/1/2031	1,000,000	1,194,563
[a]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 0.89% (MUNIPSA + 0.38%) due 1/1/2035 (put 10/18/2022)	8,250,000	8,251,147
[a]	Maricopa County Pollution Control Corp. (Public Service Co. of New Mexico), 0.875% due 6/1/2043 (put 10/1/2026)	4,700,000	4,347,368
	Maricopa County Special Health Care District GO, Series D, 5.00% due 7/1/2030 - 7/1/2031	6,800,000	8,153,878
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2025 - 6/1/2030	1,580,000	1,830,820
	Pima County (Ina & Roger Road Wastewater Reclamation Facilities) ETM,
	Series A,
	3.00% due 7/1/2022	1,325,000	1,331,224
	5.00% due 7/1/2022	500,000	504,753
	Pima County (Sewer System & Fleet Services Facilities Expansion) COP, Series A, 5.00% due 12/1/2022	1,275,000	1,305,322
	Pima County Sewer System Revenue COP, Series B, 5.00% due 7/1/2027 - 7/1/2030	2,150,000	2,499,995
	Pinal County (Detention and Training Facilities), Series A, 5.00% due 8/1/2023 - 8/1/2025	3,300,000	3,527,031
	Pinal County (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,197,034
	Pinal County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	3,320,000	3,377,934
	Pinal County Community College District GO,
	4.00% due 7/1/2022	400,000	402,957
	5.00% due 7/1/2023 - 7/1/2030	5,000,000	5,743,323
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2026 - 1/1/2029	8,405,000	9,562,195
	State of Arizona COP ETM, Series A, 5.00% due 10/1/2025	3,375,000	3,706,577
	Arkansas — 0.0%
	Board of Trustees of the University of Arkansas (Fayetteville Campus Athletic Facilities) ETM, Series A, 3.00% due 11/1/2023	615,000	627,267
	California — 4.1%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2022 - 12/1/2023	5,200,000	5,415,897
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,250,000	3,234,972
[a]	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge), Series E, 0.92% (MUNIPSA + 0.41%) due 4/1/2056 (put 4/1/2028)	1,500,000	1,478,428
	California (Kaiser Foundation Hospitals) HFFA,
[a]	Series B, 5.00% due 11/1/2029 (put 11/1/2022)	1,075,000	1,098,755
[a]	Series C, 5.00% due 6/1/2041 (put 11/1/2029)	5,250,000	6,220,940
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 5.00% due 5/15/2029 - 5/15/2031	1,195,000	1,376,129
	California Municipal Finance Authority (Insured: BAM) (Green Bond), 5.00% due 5/15/2027 - 5/15/2028	750,000	837,033
	California State Public Works Board (Coalinga State Hospital), Series E, 5.00% due 6/1/2022	11,555,000	11,629,333
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2022	10,075,000	10,299,088
	California Statewide Communities Development Authority (Southern California Edison Co.) (Green Bond), 1.75% due 9/1/2029	2,250,000	1,959,642
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Castaic Lake Water Agency (Water System Improvement; Insured: AMBAC) COP, Zero Coupon due 8/1/2023	$10,125,000	$ 9,899,739
	City of Modesto Wastewater Revenue, Series B, 5.00% due 11/1/2027 - 11/1/2029	3,500,000	4,046,752
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), Series C, 5.00% due 6/1/2022 - 12/1/2024	23,895,000	25,057,744
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series A, 5.00% due 7/1/2023	8,950,000	9,315,017
	Series B, 5.00% due 7/1/2023	11,950,000	12,437,130
	Series D, 5.00% due 7/1/2022 - 7/1/2024	22,900,000	23,744,836
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	1,500,000	1,601,908
	Needles (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2023	1,005,000	978,114
	North City West School Facilities Financing Authority (Carmel Valley Educational Facilities; Insured: AGM), Series A, 5.00% due 9/1/2023	4,545,000	4,613,007
[a]	Northern California Energy Authority (Commodity Supply Revenue; Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	35,000,000	35,976,815
	Rocklin (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2022	3,910,000	3,898,536
	San Diego Convention Center Expansion Financing Authority, Series A, 5.00% due 4/15/2022	8,000,000	8,009,808
	Santa Fe Springs Community Development Commission (Consolidated Redevelopment Project; Insured: Natl-Re), Series A, Zero Coupon due 9/1/2024	7,000,000	6,625,220
	State of California GO, 5.00% due 12/1/2024 - 11/1/2032	4,105,000	4,789,707
	West Contra Costa (Educational Facilities; Insured: AGC) USD GO, Series C-1, Zero Coupon due 8/1/2022	4,000,000	3,986,620
	West Covina Redevelopment Agency (Fashion Plaza), 6.00% due 9/1/2022	1,570,000	1,589,702
	Colorado — 2.1%
	City & County of Denver (Buell Theatre Property) COP, Series A, 5.00% due 12/1/2023	1,720,000	1,807,773
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP, Series C, 5.00% due 12/15/2022 - 12/15/2023	2,210,000	2,294,334
	City of Aurora COP, 5.00% due 12/1/2027 - 12/1/2029	7,155,000	8,337,971
[a]	Colorado (AdventHealth Obligated Group) HFA, Series C, 5.00% due 11/15/2036 (put 11/15/2023)	1,000,000	1,047,158
[a]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, 5.00% due 11/15/2049 (put 11/19/2026)	11,150,000	12,457,928
	Colorado (Northern Colorado Medical Center) HFA ETM, 5.00% due 5/15/2025 - 5/15/2026	1,305,000	1,442,461
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2026	2,315,000	2,595,166
	Colorado Higher Education COP, 4.00% due 9/1/2032	1,000,000	1,105,424
	County of Larimer (Jail Facilities Project) COP, 5.00% due 12/1/2028 - 12/1/2029	3,025,000	3,555,611
	Crystal Valley Metropolitan District No 2 (Insured: AGM) GO, Series A, 5.00% due 12/1/2025 - 12/1/2030	1,810,000	2,089,767
	Durango School District No. 9-R (State Aid Witholding) GO, Series R, 5.00% due 11/1/2030 - 11/1/2031	4,195,000	5,052,592
[a]	E-470 Public Highway Authority, Series B, 0.531% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	1,918,248
	El Paso County (Judicial Complex; Insured: AGM) COP, 5.00% due 12/1/2022 - 12/1/2028	2,500,000	2,768,286
	El Paso County (Pikes Peak Regional Development Center) COP, 5.00% due 12/1/2023	1,330,000	1,397,871
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2023 - 12/15/2024	1,600,000	1,699,948
	Interlocken Metropolitan District (Insured: AGM) GO,
	Series A-1, 5.00% due 12/1/2024 - 12/1/2026	2,375,000	2,577,547
	Series A-2, 5.00% due 12/1/2027	365,000	411,976
	Regional Transportation District (Denver Transit Partners LLC), Series A, 5.00% due 7/15/2024 - 1/15/2031	3,245,000	3,618,015
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2023 - 6/1/2024	8,000,000	8,288,560
	Regional Transportation District COP, 5.00% due 6/1/2030	3,000,000	3,494,634
	Regional Transportation District Sales Tax Revenue (Green Bond), 5.00% due 11/1/2030	1,500,000	1,811,464
	Sierra Ridge Metropolitan District No 2 (Insured: AGM) GO, 4.00% due 12/1/2027 - 12/1/2032	1,505,000	1,642,371
	State of Colorado COP,
	5.00% due 3/15/2030	1,000,000	1,170,618
	Series A, 5.00% due 9/1/2024 - 12/15/2031	25,055,000	29,484,582
	Series M 5.00% due 3/15/2028	300,000	346,042
	Connecticut — 2.3%
	City of Hartford (Various Public Improvements; Insured: AGM) GO,
	Series A, 5.00% due 7/1/2024 - 7/1/2025	1,820,000	1,959,465
	Series B, 5.00% due 10/1/2022	1,765,000	1,799,220
	Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group), Series A, 5.00% due 7/1/2032	600,000	719,285
	State of Connecticut (Educational Facilities) GO,
	Series B, 5.00% due 6/15/2024 - 6/15/2025	30,400,000	32,606,295
	Series E, 5.00% due 9/1/2023	5,550,000	5,802,259
	State of Connecticut (Various Capital Projects) GO,
	Series B, 5.00% due 5/15/2027	16,615,000	18,389,781
	Series E, 5.00% due 8/15/2024	1,845,000	1,924,776
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2031	1,000,000	1,165,355
	Series B, 5.00% due 2/15/2024	7,000,000	7,391,104
	Series C, 5.00% due 6/15/2022 - 6/15/2028	12,540,000	13,990,313
26 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series E, 5.00% due 9/15/2028	$ 2,560,000	$ 2,966,981
	State of Connecticut Special Tax Revenue,
	Series A, 5.00% due 5/1/2028 - 5/1/2031	15,925,000	18,864,062
	Series B, 5.00% due 9/1/2028	1,175,000	1,311,247
	Series D, 5.00% due 11/1/2032	500,000	602,933
	State of Connecticut Special Tax Revenue (Transportation Infrastructure Purposes), Series A, 5.00% due 8/1/2026	1,200,000	1,309,716
[c]	University of Connecticut, 5.00% due 5/1/2032	1,000,000	1,202,220
	Delaware — 0.1%
	Delaware Transportation Authority, 5.00% due 9/1/2027 - 9/1/2031	2,900,000	3,415,468
	Delaware Transportation Authority (Transportation System), 5.00% due 7/1/2022	1,440,000	1,454,208
	District of Columbia — 0.4%
	District of Columbia (Federal Highway Grant Anticipation), 5.00% due 12/1/2025 - 12/1/2031	2,500,000	2,881,785
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2022 - 7/1/2028	6,405,000	6,844,832
	Washington Metropolitan Area Transit Authority (Green Bond), Series A, 5.00% due 7/15/2031	6,655,000	8,081,546
	Florida — 5.8%
	Alachua County School Board (Educational Facilities) COP, 5.00% due 7/1/2022 - 7/1/2023	3,850,000	3,952,487
	Broward County School Board (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2022 - 7/1/2027	18,880,000	19,996,964
	Series B, 5.00% due 7/1/2023 - 7/1/2025	9,275,000	9,973,207
	Series C, 5.00% due 7/1/2025 - 7/1/2026	12,830,000	14,206,730
	Broward County School Board COP,
	Series A, 5.00% due 7/1/2028	8,590,000	9,976,546
	Series B, 5.00% due 7/1/2029	8,920,000	10,530,042
	Central Florida Expressway Authority, 5.00% due 7/1/2022 - 7/1/2026	4,100,000	4,313,597
	Central Florida Expressway Authority (Insured: AGM), 5.00% due 7/1/2028 - 7/1/2031	5,000,000	5,930,667
	City of Cape Coral (Water and Sewer System Improvements), 5.00% due 10/1/2022 - 10/1/2026	5,435,000	5,988,722
	City of Jacksonville,
	5.00% due 10/1/2027	400,000	457,700
	Series C, 5.00% due 10/1/2023	1,105,000	1,157,577
	City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2026 - 11/15/2028	2,105,000	2,355,880
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2026 - 9/1/2028	2,675,000	3,015,324
	City of Miami GO, 5.00% due 9/1/2022	1,000,000	1,003,145
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2023 - 11/1/2027	3,545,000	3,873,845
	County of Manatee FL Public Utilities Revenue, 5.00% due 10/1/2032	300,000	340,792
	Florida Higher Educational Facilities Financing Authority (University of Tampa) ETM, Series A, 5.00% due 4/1/2022	620,000	620,000
	Florida State Board of Governors, Series A, 5.00% due 7/1/2028 - 7/1/2029	1,755,000	2,050,640
	Florida State Board of Governors (Florida State University Student Health Fee Revenue), 5.00% due 7/1/2030	1,010,000	1,197,368
	Florida State Board of Governors (University System Capital Improvements), Series A, 4.00% due 7/1/2022	4,385,000	4,417,006
	Hillsborough County (Jail and Storm Water Projects), Series A, 5.00% due 11/1/2022	3,005,000	3,068,246
	Hillsborough County School Board (Master Lease Program) COP,
	5.00% due 7/1/2027 - 7/1/2029	10,575,000	11,961,024
	Series B, 5.00% due 7/1/2028	4,835,000	5,425,919
	JEA Electric System, Series A, 5.00% due 10/1/2024 (pre-refunded 10/1/2023)	1,200,000	1,255,751
	JEA Electric System ETM, Series A, 5.00% due 10/1/2023	1,395,000	1,461,649
	Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2023 - 8/1/2024	3,000,000	3,175,131
	Manatee County (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2025	970,000	1,045,763
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	3,208,635
	Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2024	3,065,000	3,252,026
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,664,042
	Miami-Dade County (Transit System), 5.00% due 7/1/2023 - 7/1/2025	10,265,000	11,039,236
	Miami-Dade County Aviation Revenue, Series A, 5.00% due 10/1/2025 - 10/1/2031	3,000,000	3,440,949
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	4,000,000	4,240,350
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
	Series A,
	5.00% due 5/1/2022 - 5/1/2024	15,535,000	16,170,064
[a]	5.00% due 5/1/2031 (put 5/1/2024)	2,550,000	2,703,331
	Series C, 5.00% due 5/1/2025	15,000,000	16,245,150
	Okaloosa County School Board COP, Series A 5.00% due 10/1/2028 - 10/1/2030	2,500,000	2,916,235
	Orange County School Board (Educational Facilities) COP, Series D, 5.00% due 8/1/2022 - 8/1/2025	6,000,000	6,269,847
	Orange County School Board COP,
	5.00% due 8/1/2027	610,000	687,646
	Series A, 5.00% due 8/1/2029 - 8/1/2031	4,600,000	5,457,067
	Palm Beach County (Baptist Health South Florida Obligated Group) HFA, 5.00% due 8/15/2024 - 8/15/2027	1,360,000	1,486,750
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Palm Beach County School Board (Educational Facilities) COP,
	Series B,
[b]	5.00% due 8/1/2022	$ 1,000,000	$ 1,012,833
	5.00% due 8/1/2023 - 8/1/2024	9,095,000	9,593,534
	Series C, 5.00% due 8/1/2022	1,810,000	1,833,228
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2022 - 8/1/2026	9,130,000	9,673,944
	Pasco County School Board COP, Series A, 5.00% due 8/1/2028 - 8/1/2031	9,785,000	11,487,311
	Polk County (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,445,282
	Reedy Creek Improvement District (Buena Vista Drive Corridor Improvements) GO, Series A, 5.00% due 6/1/2023	1,940,000	2,013,889
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems), Series 1, 5.00% due 10/1/2022 - 10/1/2023	1,375,000	1,420,620
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO, Series A, 5.00% due 6/1/2023 - 6/1/2025	3,710,000	3,981,429
	South Florida Water Management District (Everglades Restoration Plan) COP, 5.00% due 10/1/2022	2,000,000	2,037,476
	St. Johns County School Board COP, Series A, 5.00% due 7/1/2023 - 7/1/2029	8,015,000	9,051,633
	Sunshine State Governmental Financing Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	1,725,000	1,801,212
	Sunshine State Governmental Financing Commission (Miami-Dade County Program) ETM, Series B-1, 5.00% due 9/1/2022 - 9/1/2023	4,100,000	4,223,378
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2023 - 10/15/2025	1,750,000	1,854,890
	Volusia County School Board (University High School, River Springs Middle School) COP, Series B, 5.00% due 8/1/2024	1,000,000	1,066,658
	Volusia County School Board COP,
	5.00% due 10/1/2029	510,000	569,538
	Series A, 5.00% due 8/1/2028 - 8/1/2031	8,100,000	9,480,852
	Georgia — 3.4%
	Athens-Clarke County Unified Government Development Authority (UGAREF Central Precinct LLC), 5.00% due 6/15/2022 - 6/15/2023	1,270,000	1,293,843
	City of Atlanta, Series A, 5.00% due 7/1/2028 - 7/1/2030	3,600,000	4,202,565
	City of Atlanta (Airport Passenger Facility),
	Series A, 5.00% due 1/1/2024 - 1/1/2025	3,850,000	4,049,818
	Series B, 5.00% due 1/1/2023 - 1/1/2025	2,645,000	2,753,363
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2022 - 12/1/2024	3,290,000	3,456,452
	City of Atlanta (Water & Wastewater System), 5.00% due 11/1/2022 - 11/1/2025	4,130,000	4,367,867
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.) ETM, 5.00% due 10/1/2022	4,420,000	4,503,861
	Georgia Ports Authority,
[b]	5.00% due 7/1/2028	500,000	580,143
	5.00% due 7/1/2029 - 7/1/2032	5,500,000	6,601,343
	Georgia State Road & Tollway Authority, 5.00% due 6/1/2025 - 6/1/2031	6,550,000	7,618,371
	Georgia State Road & Tollway Authority (GARVEE), 5.00% due 6/1/2032	1,000,000	1,180,547
[a]	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets), Series C, 4.00% due 3/1/2050 (put 9/1/2026)	25,625,000	26,641,467
[a]	Main Street Natural Gas, Inc. (Guaranty: Citigroup, Inc.), Series A, 4.00% due 9/1/2052 (put 12/1/2029)	23,500,000	24,842,672
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2023 - 5/15/2029	14,265,000	15,510,076
	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada), Series A, 4.00% due 9/1/2025 - 3/1/2026	770,000	808,620
	Municipal Electric Authority of Georgia,
	4.00% due 11/1/2023 - 11/1/2025	2,100,000	2,181,916
	5.00% due 11/1/2026 - 11/1/2029	3,550,000	4,065,734
	Series A 5.00% due 1/1/2026	5,000,000	5,459,580
	Series A, 5.00% due 1/1/2026 - 1/1/2032	18,485,000	21,135,711
	Private Colleges & Universities Authority, 5.00% due 4/1/2032	755,000	904,205
	Private Colleges & Universities Authority (Corp. of Mercer University), 5.00% due 10/1/2022 - 10/1/2029	2,810,000	3,074,504
[a]	Private Colleges & Universities Authority (Emory University), Series B, 0.93% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	18,400,000	18,374,461
	Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.), 5.00% due 4/1/2029 - 4/1/2031	1,525,000	1,801,350
[b]	Savannah (International Paper Co.) EDA, 1.90% due 8/1/2024	4,000,000	3,966,052
	Guam — 0.4%
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2024	4,500,000	4,833,067
	Guam Government Waterworks Authority (Water & Wastewater System Improvements), 5.25% due 7/1/2022 - 7/1/2023	1,695,000	1,727,211
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	4,330,000	4,591,022
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2022	6,340,000	6,459,826
	Territory of Guam, Series D, 5.00% due 11/15/2022	310,000	316,211
	Territory of Guam ETM, Series D, 5.00% due 11/15/2022	2,650,000	2,710,741
	Hawaii — 0.4%
	City and County of Honolulu (Capital Improvements) GO, Series B, 5.00% due 11/1/2022	6,695,000	6,841,567
	City and County of Honolulu (Capital Improvements) GO ETM, Series A, 5.00% due 11/1/2022	1,750,000	1,788,969
	County of Hawaii (Capital Improvements) GO,
	Series A, 5.00% due 9/1/2023	800,000	834,766
	Series B, 5.00% due 9/1/2023	1,500,000	1,565,185
	Series C, 5.00% due 9/1/2022 - 9/1/2026	3,750,000	3,975,488
	Series D, 5.00% due 9/1/2023 - 9/1/2026	3,085,000	3,354,338
28 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series E, 5.00% due 9/1/2022 - 9/1/2026	$ 2,500,000	$ 2,613,247
	Honolulu City & County Board of Water Supply, Series A, 5.00% due 7/1/2024 (pre-refunded 7/1/2022)	1,000,000	1,010,070
	Idaho — 0.1%
	Idaho (Trinity Health Credit Group) HFA, Series D, 5.00% due 12/1/2022 - 12/1/2024	4,350,000	4,627,714
	Illinois — 6.0%
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2023 - 1/1/2024	2,900,000	2,995,601
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2027	1,750,000	1,899,595
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2025	610,000	652,388
	Series B, 5.00% due 1/1/2023 - 1/1/2024	2,945,000	3,046,467
	Series C, 5.00% due 1/1/2023	3,215,000	3,291,636
	Series D, 5.00% due 1/1/2023 - 1/1/2024	3,435,000	3,557,948
	Chicago Park District GO, Series A, 5.00% due 1/1/2024	155,000	162,312
	Chicago Park District GO ETM,
	Series A, 5.00% due 1/1/2024	1,150,000	1,211,093
	Series D, 5.00% due 1/1/2024	1,060,000	1,116,311
	City of Chicago (Chicago Midway Airport), Series B, 5.00% due 1/1/2023 - 1/1/2024	22,275,000	22,799,640
	City of Chicago (Riverwalk Expansion Project; Insured: AGM) ETM, 5.00% due 1/1/2023	1,000,000	1,026,117
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2023 - 1/1/2025	13,750,000	14,445,166
	City of Chicago (Water System),
	Series 2017-2, 5.00% due 11/1/2023 - 11/1/2024	1,650,000	1,765,611
	Series A, 5.00% due 11/1/2027	6,250,000	7,087,875
	Series A-1, 5.00% due 11/1/2024	4,000,000	4,325,168
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,284,252
	City of Waukegan (Lakehurst Redevelopment Project; Insured: AGM) GO, Series A, 5.00% due 12/30/2022	1,000,000	1,023,326
	Clinton Bond Fayette Etc Counties Community College District No 501 Kaskaskia (Insured: AGM) GO,
	5.00% due 12/1/2027 - 12/1/2032	1,670,000	1,975,765
[b]	5.00% due 12/1/2030	275,000	325,547
	Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2023 - 12/1/2024	7,570,000	8,039,520
	Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	1,650,000	1,786,205
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2022 - 12/1/2024	5,675,000	5,889,292
	5.25% due 12/1/2025 - 12/1/2026	3,365,000	3,516,924
	Cook County Community High School District No 233 Homewood-Flossmoor Go, 4.00% due 12/1/2027	1,805,000	1,960,975
	Cook County Community High School District No 233 Homewood-Flossmoor GO, 4.00% due 12/1/2025 - 12/1/2029	6,215,000	6,770,289
	Cook County School District No 87 Berkeley (Insured: AGM) GO, 5.00% due 12/1/2029	500,000	583,197
	Cook County School District No.170 (Insured: AGM) GO, Series D, 5.00% due 12/1/2024	1,190,000	1,275,803
	County of Cook (Capital Improvement Plan) GO,
	Series C,
	4.00% due 11/15/2022	1,000,000	1,015,900
	5.00% due 11/15/2022	1,500,000	1,532,982
	County of Cook IL Sales Tax Revenue, Series A, 5.00% due 11/15/2029	500,000	585,420
	County of Cook Sales Tax Revenue, 5.00% due 11/15/2028	2,250,000	2,562,788
	County of Sangamon (Insured: BAM) GO,
	4.00% due 12/15/2030	300,000	329,323
	5.00% due 12/15/2027 - 12/15/2029	525,000	607,497
	DuPage County School District No 53 Butler,
	5.00% due 1/1/2028 - 1/1/2029	810,000	938,496
[b]	5.00% due 1/1/2030	615,000	730,153
	Forest Preserve District of DuPage County GO, 5.00% due 11/1/2022 - 11/1/2024	7,530,000	8,015,884
	Illinois Finance Authority (Advocate Health Care), 5.00% due 8/1/2023 - 8/1/2024	1,365,000	1,443,487
[a]	Illinois Finance Authority (Carle Foundation Obligated Group), Series B 5.00% due 8/15/2053 (put 8/15/2031)	4,800,000	5,717,136
	Illinois Finance Authority (NorthShore University HealthSystem Obligated Group), 5.00% due 8/15/2023 - 8/15/2031	7,990,000	9,272,418
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group), Series B, 5.00% due 7/15/2057 (put 12/15/2022)	2,270,000	2,326,366
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2022 - 11/15/2025	2,520,000	2,703,793
	Illinois State Toll Highway Authority,
	5.00% due 1/1/2025	2,000,000	2,157,454
	Series D, 5.00% due 1/1/2023 - 1/1/2024	10,500,000	10,952,551
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	7,516,366
	Knox & Warren Counties Community Unit School District No 205 Galesburg GO,
	Series B,
	4.00% due 12/1/2022 - 12/1/2024	3,550,000	3,661,242
	5.00% due 12/1/2025 - 12/1/2029	7,400,000	8,312,140
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	McHenry County Conservation District GO, 5.00% due 2/1/2025	$ 2,000,000	$ 2,166,378
	Metropolitan Water Reclamation District of Greater Chicago (Green Bond) GO,
	Series A, 5.00% due 12/1/2029 - 12/1/2032	9,510,000	11,365,658
	Series E, 5.00% due 12/1/2025	1,000,000	1,095,697
	Peoria Metropolitan Airport Authority GO, Series D, 5.00% due 12/1/2027	1,000,000	1,117,210
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2028 - 1/1/2029	6,445,000	7,240,334
	Sangamon County School District No 186 Springfield (Insured: AGM) GO, 4.00% due 2/1/2030 - 2/1/2032	3,500,000	3,844,884
	State of Illinois (State Facilities Improvements) GO, Series D, 5.00% due 11/1/2024	3,650,000	3,887,159
	State of Illinois GO,
	5.50% due 5/1/2024 - 5/1/2030	2,350,000	2,573,475
	Series D, 5.00% due 11/1/2023 - 11/1/2028	36,240,000	39,579,726
	State of Illinois Sales Tax Revenue, Series B, 5.00% due 6/15/2026 - 6/15/2029	20,000,000	22,261,370
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series 1, 6.00% due 6/15/2026	235,000	268,776
	Village of Tinley Park GO, 4.00% due 12/1/2022	625,000	635,334
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO, Series A, 5.00% due 1/1/2023 - 1/1/2025	21,125,000	22,249,726
	Will County Community Unit School District No 201-U Crete-Monee (Insured: BAM) GO, Series U-A 5.00% due 1/1/2028 - 1/1/2030	615,000	705,794
	Indiana — 1.5%
	Avon Community School Building Corp (Educational Facilities; Insured: State Intercept), 5.00% due 7/15/2022 - 7/15/2027	4,530,000	4,889,816
	Avon Community School Building Corp. (Insured: State Intercept), 5.00% due 7/15/2029 - 7/15/2031	1,000,000	1,196,413
	Carmel Local Public Improvement Bond Bank, Series A, 4.00% due 1/15/2029 - 7/15/2030	2,215,000	2,426,224
	City of Carmel Redevelopment Authority (Road and Intersection Improvements), 5.00% due 8/1/2022	1,270,000	1,285,485
	City of Indianapolis Department of Public Utilities Gas Utility Revenue, Series A, 5.00% due 8/15/2022	1,000,000	1,014,459
	Crown Point Multi School Building Corp. (Insured: State Intercept), 5.00% due 7/15/2027 - 7/15/2032	33,000,000	39,048,496
	Hamilton Southeastern Consolidated School Building Corp. (Educational Facilities; Insured: State Intercept), Series D, 5.00% due 7/15/2022 - 1/15/2024	1,980,000	2,038,365
	Indiana Finance Authority (Community Health Network), Series A, 5.00% due 5/1/2022	1,230,000	1,233,518
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2023 - 10/1/2024	1,500,000	1,579,261
	Indiana Finance Authority (CWA Authority, Inc.),
	5.00% due 10/1/2032	1,275,000	1,535,953
	Series 1, 5.00% due 10/1/2031	2,250,000	2,715,806
	Series 2, 5.00% due 10/1/2029 - 10/1/2031	3,990,000	4,789,613
	Indiana Finance Authority (Parkview Health System), 5.00% due 5/1/2022	1,135,000	1,138,375
	Indiana Municipal Power Agency (Power Supply System), Series A, 5.00% due 1/1/2026 - 1/1/2028	4,235,000	4,729,087
	Lake Central Multi-District School Building Corp. (Educational Facilities) (State Aid Withholding), Series B, 5.00% due 7/15/2022	1,000,000	1,010,585
	Southwest Allen Multi School Building Corp. (Metropolitan School District of Southwest Allen County; Insured: State Intercept), 5.00% due 1/15/2029 - 7/15/2029	4,070,000	4,690,040
	Iowa — 0.2%
	Iowa Finance Authority (Genesis Health System), 5.00% due 7/1/2024 (pre-refunded 7/1/2023)	2,350,000	2,444,214
	Iowa Finance Authority (Genesis Health System) ETM, 5.00% due 7/1/2022 - 7/1/2023	3,735,000	3,826,629
	Woodbury County Law Enforcement Center Authority, 4.00% due 6/1/2026 - 6/1/2032	2,935,000	3,215,449
	Kansas — 1.2%
[a]	Kansas (AdventHealth Obligated Group) DFA, Series B, 5.00% due 11/15/2054 (put 11/15/2031)	9,415,000	11,286,890
	Kansas (National Bio and Agro-Defense Facility) DFA, Series G, 5.00% due 4/1/2022 - 4/1/2025	27,395,000	28,172,706
	Kansas DFA, Series SRF, 5.00% due 5/1/2026	765,000	853,126
	Seward County No. 480 USD GO,
	Series B,
	5.00% due 9/1/2024 - 9/1/2026	4,020,000	4,383,402
	5.00% due 9/1/2027 (pre-refunded 9/1/2025)	2,100,000	2,304,437
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2022 - 9/1/2024	3,600,000	3,715,640
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	6,280,809
	Kentucky — 2.5%
	County of Trimble (Louisville Gas and Electric Co.), Series A, 0.625% due 9/1/2026	2,000,000	1,859,670
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2023	4,195,000	4,073,236
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
[a]	Series A, 4.00% due 4/1/2048 (put 4/1/2024)	77,915,000	80,433,135
	Series A1, 4.00% due 2/1/2025 - 8/1/2027	9,525,000	10,028,955
	Kentucky State Property & Building Commission, Series B, 5.00% due 11/1/2028	785,000	875,471
	Kentucky State Property & Building Commission (Insured: AGM), Series A 5.00% due 11/1/2029	750,000	872,427
	Kentucky State Property & Building Commission (Kentucky Finance and Administration Cabinet; Insured: BAM), 5.00% due 4/1/2031	11,760,000	13,137,155
	Kentucky Turnpike Authority (Kentucky Transportation Cabinet), Series A, 5.00% due 7/1/2029 - 7/1/2031	3,665,000	4,346,491
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare, Inc.), 5.00% due 10/1/2026	3,000,000	3,367,524
30 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Turnpike Authority of Kentucky (Revitalization Projects), Series B, 5.00% due 7/1/2025 - 7/1/2026	$ 5,615,000	$ 6,191,576
	Louisiana — 2.5%
	City of Shreveport (Water and Sewer System; Insured: BAM), Series A, 5.00% due 12/1/2022 - 12/1/2024	15,195,000	15,903,284
	Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (Insured: AGM), 5.00% due 8/1/2027 - 8/1/2030	4,750,000	5,493,893
	East Baton Rouge Sewerage Commission (Wastewater System Improvements),
	Series A, 5.00% due 2/1/2028 - 2/1/2030	2,400,000	2,807,996
	Series B, 5.00% due 2/1/2023 - 2/1/2025	2,150,000	2,274,406
	Ernest N. Morial - New Orleans Exhibition Hall Authority (Convention Center), 5.00% due 7/15/2022 - 7/15/2023	2,000,000	2,020,715
	Jefferson Sales Tax District (Insured: AGM),
	Series A, 5.00% due 12/1/2023 - 12/1/2027	4,700,000	5,177,595
	Series B, 5.00% due 12/1/2027 - 12/1/2028	4,690,000	5,374,718
	Louisiana Energy & Power Authority (LEPA Unit No. 1 Power; Insured: AGM),
	Series A,
	5.00% due 6/1/2022	1,000,000	1,006,273
[b]	5.00% due 6/1/2023	750,000	777,633
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2023	1,740,000	1,777,751
	Louisiana Local Govt Environmental Facilities & Community Development Authority (LCTCS Act 391 Project; Insured: BAM), 5.00% due 10/1/2022 - 10/1/2027	15,565,000	16,843,373
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System), 5.00% due 10/1/2025 - 10/1/2027	2,960,000	3,267,408
	Louisiana Offshore Terminal Authority (Loop LLC),
[a]	1.65% due 9/1/2027 (put 12/1/2023)	6,150,000	6,115,738
[a]	Series A, 1.65% due 9/1/2033 (put 12/1/2023)	5,000,000	4,972,145
[a]	Series C, 1.65% due 9/1/2034 (put 12/1/2023)	5,000,000	4,972,145
	Louisiana Public Facilities Authority (Hurricane Recovery Program), 5.00% due 6/1/2022 - 6/1/2023	7,945,000	8,149,841
[a]	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series B, 5.00% due 5/15/2050 (put 5/15/2025)	3,500,000	3,775,128
	Parish of LaFourche (Roads, Highways & Bridges), 5.00% due 1/1/2023	515,000	528,804
[a]	Parish of St. Charles (Valero Energy Corp. Refinery; Guaranty: Valero Energy Corp.), 4.00% due 12/1/2040 (put 6/1/2022)	19,125,000	19,190,369
	Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2024 - 12/1/2026	2,420,000	2,635,733
	State of Louisiana, 5.00% due 9/1/2028 - 9/1/2032	6,410,000	7,630,576
[a]	State of Louisiana Gasoline & Fuels Tax Revenue, Series A 0.689% (SOFR + 0.50%) due 5/1/2043 (put 5/1/2026)	3,000,000	2,999,052
	Maine — 0.1%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses), Series A, 5.00% due 10/1/2022 - 10/1/2023	2,620,000	2,713,767
	Maryland — 0.9%
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2025 - 4/15/2030	7,005,000	7,972,374
	Maryland Stadium Authority Built to Learn Revenue, 5.00% due 6/1/2027 - 6/1/2032	14,690,000	17,216,085
	Montgomery County GO, Series C, 5.00% due 10/1/2025	1,250,000	1,377,283
	Prince County George’s GO, Series A, 5.00% due 9/15/2026	6,110,000	6,885,579
	State of Maryland GO, Series B, 5.00% due 8/1/2024	6,955,000	7,454,647
	Washington Suburban Sanitary Commission, 5.00% due 6/1/2030	3,000,000	3,562,740
	Massachusetts — 1.4%
	City of Methuen (Bans) (State Aid Withholding) GO, 1.00% due 9/1/2022	2,000,000	1,999,656
	Commonwealth of Massachusetts GO, Series G, 5.00% due 9/1/2029	5,000,000	5,955,600
	Massachusetts (Berkshire Health Systems, Inc. Obligated Group) DFA, Series I, 5.00% due 10/1/2027 - 10/1/2031	3,520,000	4,076,694
	Massachusetts (Beth Israel Lahey Health Obligated Group) DFA, 5.00% due 7/1/2027 - 7/1/2028	2,000,000	2,290,176
	Massachusetts (CareGroup Healthcare System) DFA, Series I, 5.00% due 7/1/2023 - 7/1/2027	11,470,000	12,383,936
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,300,000	9,833,574
[a,d]	Massachusetts (Mass General Brigham, Inc.) DFA, 1.11% (MUNIPSA + 0.60%) due 7/1/2049 (put 1/29/2026)	3,750,000	3,705,480
	Massachusetts (Mount Auburn Hospital Health Records System) DFA, Series H-1, 5.00% due 7/1/2022 - 7/1/2025	15,415,000	16,230,992
[a]	Massachusetts (President & Trustees of Williams College) DFA, Series N, 0.45% due 7/1/2041 (put 7/1/2025)	2,000,000	1,901,622
[a]	Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Series A, 5.00% due 1/1/2039 (put 1/1/2023)	3,630,000	3,722,482
	Pennsylvania (UPMC Obligated Group) EDFA, Series J, 5.25% due 10/1/2023	595,000	620,769
	University of Massachusetts Building Authority (University of Massachusetts), Series 2021-1, 5.00% due 11/1/2028 - 11/1/2031	3,500,000	4,173,789
	Michigan — 1.6%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2022 - 11/15/2025	2,000,000	2,117,025
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.00% due 11/1/2022	600,000	612,746
	Livonia Public Schools (Insured: BAM) GO, Series I, 5.00% due 5/1/2029 - 5/1/2030	2,035,000	2,393,869
	Michigan Finance Authority ((McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2029	1,000,000	1,187,297
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2023 - 8/1/2025	18,800,000	20,092,648
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,500,000	1,683,557
	Michigan Finance Authority (McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2028	1,000,000	1,165,261
	Michigan Finance Authority (Trinity Health Credit Group),
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	5.00% due 12/1/2022 - 12/1/2024	$ 4,500,000	$ 4,712,698
	Series A, 5.00% due 12/1/2024 - 12/1/2028	6,000,000	6,616,638
	Michigan State Building Authority, Series I, 5.00% due 10/15/2030	2,500,000	3,022,747
	Michigan State Building Authority (Facilities Program), Series I, 5.00% due 4/15/2023 - 4/15/2026	1,865,000	1,986,566
	Muskegon Public Schools (Insured: Q-SBLF) GO, Series- II, 5.00% due 5/1/2027	200,000	225,325
	Northern Michigan University, 5.00% due 6/1/2031 - 6/1/2032	1,300,000	1,529,084
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), Series D, 5.00% due 9/1/2023 - 9/1/2024	3,240,000	3,424,987
	School District of the City of Dearborn (Insured: Q-SBLF) GO, 4.00% due 5/1/2022 - 5/1/2023	1,160,000	1,175,713
	School District of the City of Detroit (Wayne County School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2022	3,000,000	3,008,841
	State Building Authority of the State of Michigan (Higher Education Facilities Program), Series I-A, 5.00% due 10/15/2022 - 10/15/2023	10,715,000	11,144,387
	Wayne State University, Series A, 5.00% due 11/15/2023 - 11/15/2026	12,640,000	13,744,630
	West Ottawa Public Schools (Insured: AGM) GO,
	4.00% due 11/1/2031	395,000	444,520
	5.00% due 11/1/2028 - 11/1/2029	625,000	733,588
	Minnesota — 0.7%
	Minnesota Higher Education Facilities Authority, 5.00% due 10/1/2029	300,000	350,076
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	1.90% due 1/1/2029	180,000	172,487
	1.95% due 7/1/2029	420,000	402,052
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), Series H, 1.06% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	7,525,000	7,576,140
	Minnesota Municipal Gas Agency,
	Series A,
	4.00% due 12/1/2025	4,100,000	4,311,482
[a]	4.00% due 12/1/2052 (put 12/1/2027)	14,500,000	15,457,551
	Port Authority of the City of St. Paul (Minnesota Andersen Office Building), Series 3, 5.00% due 12/1/2022	1,250,000	1,280,244
	St. Paul Housing and Redevelopment Authority (HealthPartners), Series A, 5.00% due 7/1/2023 - 7/1/2025	1,850,000	1,948,969
[a,d]	Tender Option Bond Trust Receipts/Certificates (Guaranty: Deutsche Bank A.G.), Series 2021-XF1130, 0.76% due 12/1/2061 (put 4/7/2022)	4,775,000	4,775,000
	Mississippi — 0.2%
[a]	County of Warren MS, 1.375% due 5/1/2034 (put 6/16/2025)	1,625,000	1,560,569
	Mississippi Development Bank (City of Gulfport) GO,
	4.00% due 9/1/2031	395,000	428,096
	5.00% due 9/1/2028	310,000	356,084
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2024 - 10/1/2028	2,400,000	2,685,249
	Mississippi Development Bank (MDOT-Harrison County Highway), Series A, 5.00% due 1/1/2023	1,500,000	1,539,063
	Mississippi Development Bank (MDOT-Madison County Highway), Series C, 5.00% due 1/1/2023	1,250,000	1,282,552
	Missouri — 0.5%
	City of Excelsior Springs (Insured: BAM) COP,
	Series A, 4.00% due 9/1/2024 - 9/1/2028	1,860,000	1,986,262
	Series B, 4.00% due 3/1/2025 - 3/1/2030	1,230,000	1,313,551
	City of Kansas City GO, Series A 5.00% due 2/1/2028 - 2/1/2031	3,350,000	3,938,707
	City of Kansas City Water Revenue, Series A, 5.00% due 12/1/2029 - 12/1/2032	2,020,000	2,445,971
[a]	Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group), Series C 5.00% due 5/1/2052 (put 5/1/2028)	1,500,000	1,726,213
	Kansas City Municipal Assistance Corp. (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC), Series B-1, Zero Coupon due 4/15/2022	5,040,000	5,038,226
	Missouri (City of Independence Electric System) DFB ISD, Series F, 4.00% due 6/1/2022	3,155,000	3,168,059
	Special Administrative Board of the Transitional School District of the City of St. Louis (State Aid Withholding) GO, 4.00% due 4/1/2022	3,300,000	3,300,000
	Nebraska — 1.2%
[a]	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 3/1/2050 (put 1/1/2024)	50,000,000	52,002,050
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2022 - 11/1/2025	6,980,000	7,383,400
[a]	Nebraska Public Power District, 0.60% due 1/1/2051 (put 7/1/2023)	1,000,000	984,947
	Nevada — 3.1%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2023 - 9/1/2027	1,705,000	1,847,377
	Carson City (Carson Tahoe Regional Healthcare) ETM, 5.00% due 9/1/2022	2,450,000	2,489,298
	Clark County School District (Acquisition of Transportation & Technology Equipment) GO,
	Series C, 5.00% due 6/15/2022	2,560,000	2,579,960
	Series D, 5.00% due 6/15/2022	27,150,000	27,361,689
	Clark County School District GO,
	5.00% due 6/15/2030	6,085,000	7,211,194
	Series A, 5.00% due 6/15/2023	4,000,000	4,151,420
	Series C, 5.00% due 6/15/2023	700,000	726,493
32 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	County of Washoe GO, 5.00% due 7/1/2027 - 7/1/2031	$15,220,000	$ 18,252,267
	Las Vegas Convention and Visitors Authority, Series C, 5.00% due 7/1/2023 - 7/1/2026	3,050,000	3,291,598
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2023 - 6/1/2026	55,955,000	59,802,570
	Series B, 5.00% due 12/1/2025	20,000,000	21,794,600
	State of Nevada (Water Pollution Control Revolving Fund) GO, 5.00% due 8/1/2030	1,530,000	1,813,729
	New Hampshire — 0.1%
	New Hampshire Municipal Bond Bank (Educational Facilities; Insured: State Intercept), Series C, 5.25% due 8/15/2022	2,770,000	2,811,702
	New Jersey — 3.3%
	City of Jersey City (Qualified General Improvement; Insured: BAM) (State Aid Withholding) GO, Series A, 5.00% due 8/1/2022 - 8/1/2023	4,985,000	5,116,082
	City of Newark GO, Series E, 1.25% due 10/3/2022	4,000,000	3,999,324
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	5,000,000	5,419,950
	Hudson County Improvement Authority, Series C-1, 1.00% due 8/16/2022	3,400,000	3,398,892
	Jersey City Redevelopment Agency, 4.00% due 12/15/2031	4,480,000	5,001,060
	New Jersey (New Jersey Transit Corporation) (State Aid Withholding) EDA, Series B, 5.00% due 11/1/2024	8,000,000	8,526,440
	New Jersey (New Jersey Transit Corporation) EDA,
	5.00% due 11/1/2029	40,000	45,548
	Series B, 5.00% due 11/1/2023	2,500,000	2,609,062
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2028 - 6/15/2029	4,190,000	4,725,738
[b]	Series NN, 5.00% due 3/1/2026	1,410,000	1,446,361
	Series UU, 5.00% due 6/15/2028 (pre-refunded 6/15/2024)	7,930,000	8,449,447
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	2,750,000	3,127,996
	New Jersey (Self Designated Social Bonds) EDA, Series QQQ, 5.00% due 6/15/2030 - 6/15/2031	830,000	951,475
	New Jersey (State of New Jersey Department of the Treasury) EDA,
	5.00% due 6/15/2028 - 6/15/2031	5,240,000	5,938,038
	Series BBB, 5.50% due 6/15/2029 (pre-refunded 12/15/2026)	1,000,000	1,151,871
	New Jersey (Virtua Health Issue) HFFA, 5.00% due 7/1/2023 - 7/1/2024	1,535,000	1,606,511
	New Jersey EDA,
	Series- II, 5.00% due 3/1/2025	775,000	776,656
	Series XX, 5.00% due 6/15/2026	1,140,000	1,228,285
[c]	New Jersey Educational Facilities Authority (Ramapo College of New Jersey; Insured: AGM), Series A 5.00% due 7/1/2030 - 7/1/2032	1,475,000	1,767,683
	New Jersey Transportation Trust Fund Authority,
	Series A, 5.00% due 12/15/2029	1,550,000	1,747,921
	Series-A, 5.00% due 6/15/2028	4,240,000	4,693,226
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
[b]	5.00% due 6/15/2023	3,000,000	3,113,640
	5.00% due 6/15/2024	3,275,000	3,479,694
	Series A, 5.25% due 12/15/2022	2,000,000	2,049,488
	Series A-1, 5.00% due 6/15/2025 - 6/15/2027	30,535,000	33,820,469
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series B, 5.25% due 12/15/2023	3,545,000	3,724,285
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), Series BB, 5.00% due 6/15/2031 - 6/15/2032	3,270,000	3,775,193
	New Jersey Transportation Trust Fund Authority (Transportation System),
	5.00% due 12/15/2025 - 12/15/2027	21,850,000	24,195,353
	Series A, 5.00% due 6/15/2024	950,000	1,009,234
	State of New Jersey (COVID-19 GO Emergency Bonds) GO, Series A, 5.00% due 6/1/2024 - 6/1/2029	16,000,000	17,835,634
	New Mexico — 1.4%
	Albuquerque Bernalillo County Water Utility Authority,
	4.00% due 7/1/2030	700,000	780,105
	5.00% due 7/1/2028 - 7/1/2029	2,785,000	3,261,183
	Albuquerque Municipal School District No 12 (State Aid Withholding) GO, 5.00% due 8/1/2028	1,000,000	1,155,441
	Albuquerque Municipal School District No 12 (State Aid Witholding) GO, Series A, 5.00% due 8/1/2022 - 8/1/2026	1,675,000	1,779,108
	Carlsbad Municipal School District (Educational Facilities) (State Aid Withholding) ETM GO, 5.00% due 8/1/2023	1,650,000	1,719,303
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2023	1,360,000	1,414,804
	City of Albuquerque NM Transportation Infrastructure GRT, 4.00% due 7/1/2031	800,000	879,707
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series A, 0.875% due 6/1/2040 (put 10/1/2026)	2,000,000	1,840,002
[a]	Series B, 2.125% due 6/1/2040 (put 6/1/2022)	3,500,000	3,502,975
[a]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	4,500,000	4,370,985
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	11,500,000	11,342,335
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2022	565,000	566,380
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), 5.00% due 8/1/2024 - 8/1/2031	2,280,000	2,462,382
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC), Series F, 3.50% due 7/1/2050	9,015,000	9,193,632
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	$ 8,500,000	$ 8,240,333
	New Mexico Municipal Energy Acquisition Authority, Series A, 4.00% due 11/1/2023 - 11/1/2024	2,650,000	2,739,201
	New Mexico State University, Series B, 5.00% due 4/1/2022	575,000	575,000
	New Mexico State University (Insured: BAM), Series A, 5.00% due 4/1/2029	1,645,000	1,894,553
	New Mexico State University ETM, Series B, 5.00% due 4/1/2022	675,000	675,000
	Rio Rancho Public School District No. 94 (State Aid Withholding) GO, Series A, 5.00% due 8/1/2026	1,085,000	1,205,134
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025	1,250,000	1,360,686
[c]	Santa Fe Public School District (State Aid Withholding) GO, 5.00% due 8/1/2029 - 8/1/2032	5,175,000	6,057,198
	State of New Mexico Severance Tax Permanent Fund, Series A, 5.00% due 7/1/2026	600,000	670,820
	New York — 6.0%
	City of New York (City Budget Financial Management) GO,
	Series D, 5.00% due 8/1/2022	3,000,000	3,038,166
	Series G, 5.00% due 8/1/2022 - 8/1/2023	16,145,000	16,631,607
	Series J, 5.00% due 8/1/2023 - 8/1/2024	33,130,000	35,068,425
	Series K, 5.00% due 8/1/2022	13,075,000	13,244,648
	City of New York GO,
[c]	5.00% due 8/1/2032	2,000,000	2,427,352
	Series J, 5.00% due 8/1/2026	750,000	836,714
	County of Nassau (Insured: AGM) GO, Series A, 5.00% due 4/1/2028 - 4/1/2031	4,500,000	5,273,389
	County of Suffolk (Insured: AGM) GO,
	Series A, 5.00% due 2/1/2025	800,000	860,230
	Series B, 5.00% due 10/15/2026	1,000,000	1,110,126
	County of Suffolk (Insured: BAM) GO, Series D, 5.00% due 10/15/2025	750,000	817,898
	Erie County (State Aid Witholding) IDA, Series A, 5.00% due 5/1/2029 - 5/1/2030	3,300,000	3,929,177
	Long Island Power Authority, Series A, 5.00% due 9/1/2026 - 9/1/2030	2,675,000	3,133,941
	Metropolitan Transportation Authority,
	Series A-1, 5.00% due 11/15/2025	1,265,000	1,360,318
	Series B,
	4.00% due 11/15/2026	1,660,000	1,753,609
	5.00% due 11/15/2028	1,230,000	1,349,534
	Series C-1,
	5.00% due 11/15/2027	1,070,000	1,158,241
	5.25% due 11/15/2028 - 11/15/2029	16,100,000	17,542,062
	Series D-1, 5.00% due 11/15/2028 - 11/15/2029	4,990,000	5,394,169
	Series F, 5.00% due 11/15/2025	1,055,000	1,144,421
	Metropolitan Transportation Authority (Green Bond),
	Series A2, 5.00% due 11/15/2027	3,450,000	3,789,214
	Series B, 5.00% due 11/15/2025 - 11/15/2027	6,650,000	7,266,498
	Series C-1, 5.00% due 11/15/2024 - 11/15/2026	6,840,000	7,425,445
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	15,430,000	15,485,054
	Monroe County (St. John Fisher College) IDC, Series A, 5.00% due 6/1/2022	2,000,000	2,012,198
	Nassau County Interim Finance Authority, Series A, 5.00% due 11/15/2025	700,000	774,821
[a]	Nassau County Local Economic Assistance Corp. (Park Lake Hempstead L.P.), 0.30% due 11/1/2024 (put 11/1/2023)	4,000,000	3,896,876
	New York City Municipal Water Finance Authority (New York City Water & Sewer System), Series DD, 5.00% due 6/15/2030	10,500,000	12,544,507
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	5.00% due 11/1/2024 - 11/1/2032	25,730,000	30,668,434
	Series 1, 5.00% due 11/1/2027 - 11/1/2029	6,500,000	7,516,523
	Series D, 5.00% due 11/1/2025	750,000	822,766
	Series G5, 5.00% due 5/1/2028	1,500,000	1,726,717
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), Series A, 5.00% due 12/1/2026	2,500,000	2,810,057
	New York State Dormitory Authority, Series A, 5.00% due 3/15/2030	8,040,000	9,252,135
	New York State Dormitory Authority (School Districts Financing Program) (State Aid Withholding), Series G, 5.00% due 10/1/2022	300,000	305,855
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGC) (State Aid Withholding), Series B, 5.25% due 10/1/2023	140,000	140,474
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding), Series A, 5.00% due 10/1/2022 - 10/1/2024	6,300,000	6,606,759
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 3/15/2031	11,700,000	14,005,668
	Series D 5.00% due 2/15/2032	8,320,000	9,752,588
	Series D, 5.00% due 2/15/2030	1,230,000	1,454,319
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series E, 5.00% due 3/15/2029	4,135,000	4,809,485
[a]	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 2.625% due 4/1/2034 (put 7/3/2023)	5,640,000	5,671,889
	New York State Housing Finance Agency (Green Bond), Series I, 2.70% due 11/1/2023	2,125,000	2,146,433
	New York State Thruway Authority, Series J, 5.00% due 1/1/2033	325,000	340,286
34 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway), Series K, 5.00% due 1/1/2024 - 1/1/2025	$ 3,000,000	$ 3,201,165
	New York State Urban Development Corp.,
	Series D, 5.00% due 3/15/2024	1,000,000	1,030,824
	Series E, 5.00% due 3/15/2031	5,000,000	5,911,150
	New York State Urban Development Corp. (State of New York Personal Income Tax Revenue), Series A 4.00% due 3/15/2026	200,000	213,815
	State of New York Mortgage Agency,
	Series 223,
	1.85% due 4/1/2026	400,000	389,942
	1.90% due 10/1/2026	815,000	791,433
	1.95% due 4/1/2027	1,000,000	967,327
	2.00% due 10/1/2027	775,000	746,865
	2.05% due 4/1/2028	450,000	431,993
	2.25% due 4/1/2030	1,320,000	1,244,039
	2.30% due 10/1/2030	1,110,000	1,042,098
	Town of Oyster Bay (Insured: AGM) GO, 4.00% due 3/1/2027	800,000	862,310
	Town of Oyster Bay (Insured: BAM) GO, 4.00% due 11/1/2023 - 11/1/2026	2,670,000	2,803,522
	Town of Oyster Bay GO, 4.00% due 3/1/2024	825,000	854,485
	Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels), Series C-1, 5.00% due 11/15/2026	4,000,000	4,506,688
	West Seneca Central School District (Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2022	1,000,000	1,023,725
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2024 - 7/1/2028	1,395,000	1,511,596
	North Carolina — 1.3%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group), Series D, 5.00% due 1/15/2049 (put 12/1/2031)	21,180,000	25,545,664
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2023 - 1/15/2024	4,255,000	4,362,432
[a]	Charlotte-Mecklenburg Hospital Authority/The, Series B, 1.95% due 1/15/2048 (put 11/1/2029)	1,000,000	962,971
	City of Charlotte (Equipment Acquisition & Public Facilities) ETM COP, Series C, 5.00% due 12/1/2022 - 12/1/2025	6,840,000	7,248,967
[a]	Columbus County Industrial Facilities & Pollution Control Financing Authority (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	1,100,000	1,091,202
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2022 - 6/1/2024	2,350,000	2,426,020
	County of Dare (Educational Facility Capital Projects),
	Series A,
	4.00% due 6/1/2022	490,000	492,329
	5.00% due 6/1/2024	700,000	725,803
	County of Randolph,
	Series B, 5.00% due 10/1/2022 - 10/1/2023	2,495,000	2,565,524
	Series C, 5.00% due 10/1/2023	400,000	421,251
	North Carolina Turnpike Authority, 5.00% due 1/1/2023 - 1/1/2029	18,130,000	19,723,416
	Winston-Salem State University (Student Housing and Student Services Facilities), 5.00% due 4/1/2022	945,000	945,000
	North Dakota — 0.0%
	County of McKenzie, 5.00% due 8/1/2022	1,000,000	1,012,716
	Ohio — 3.2%
	American Municipal Power, Inc. (AMP Fremont Energy Center), 5.00% due 2/15/2028 - 2/15/2032	6,200,000	7,342,488
	Cincinnati City School District Board of Education (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	2,836,748
	City of Cleveland (Municipal Street System Improvements) GO,
	Series A,
	4.00% due 12/1/2022 - 12/1/2023	6,725,000	6,908,198
	5.00% due 12/1/2025 - 12/1/2026	7,165,000	7,912,919
	City of Cleveland (Parks & Recreation Facilities),
	Series A2, 5.00% due 11/15/2022	1,030,000	1,053,123
	Series A3, 5.00% due 10/1/2022 - 10/1/2023	1,230,000	1,269,983
	City of Cleveland (Public Facilities Improvements), Series B1, 5.00% due 10/1/2025 - 10/1/2028	2,855,000	3,237,631
	City of Cleveland (Public Facilities), Series A1, 5.00% due 10/1/2022 - 10/1/2023	2,060,000	2,129,646
	City of Cleveland Income Tax Revenue, Series A1, 4.00% due 10/1/2031	500,000	564,302
	City of Columbus GO, Series A, 5.00% due 4/1/2022	1,800,000	1,800,000
	City of Toledo (Water System Improvements), 5.00% due 11/15/2022 - 11/15/2023	5,005,000	5,143,729
	City of Toledo OH Water System Revenue, 5.00% due 11/15/2031	1,000,000	1,194,238
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2023 - 12/1/2024	17,160,000	18,126,204
	County of Hamilton Sales Tax Revenue, Series A, 5.00% due 12/1/2029 - 12/1/2032	2,620,000	3,223,320
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2025	1,695,000	1,824,886
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center) ETM, 5.00% due 12/1/2022 - 12/1/2024	1,500,000	1,588,953
[a]	Lancaster Port Authority, 5.00% due 8/1/2049 (put 2/1/2025)	15,000,000	15,911,385
[a]	Ohio Higher Educational Facility Commission (Case Western Reserve University), Series C, 1.625% due 12/1/2034 (put 12/1/2026)	2,200,000	2,131,580
	Ohio Turnpike & Infrastructure Commission, Series A, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	16,602,197
	Ohio Water Development Authority, Series A, 5.00% due 12/1/2030	1,000,000	1,115,089
	State of Ohio (Cleveland Clinic Health System Obligated Group), Series A, 5.00% due 1/1/2026	1,875,000	2,067,641
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	State of Ohio (Major New Street Infrastructure Project), Series 2016-1, 5.00% due 12/15/2026	$ 1,000,000	$ 1,115,994
	State of Ohio GO,
	Series A, 5.00% due 6/15/2028 - 6/15/2031	4,775,000	5,712,188
	Series C, 5.00% due 3/1/2030 - 3/1/2031	2,250,000	2,720,962
	Series V, 5.00% due 5/1/2022 - 5/1/2028	35,610,000	38,291,878
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2022 - 12/1/2023	3,505,000	3,512,945
	Oklahoma — 1.1%
	Canadian County Educational Facilities Authority (Mustang Public Schools Project) ISD, 5.00% due 9/1/2027	1,000,000	1,114,456
	Cleveland County Educational Facilities Authority (Moore Public Schools) ISD,
	4.00% due 6/1/2030 - 6/1/2031	8,100,000	9,012,207
	5.00% due 6/1/2023 - 6/1/2030	10,155,000	11,216,568
	Muskogee Industrial Trust (Muskogee County No. 20) ISD, 5.00% due 9/1/2024 - 9/1/2027	3,550,000	3,881,864
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2022 - 8/15/2025	4,725,000	4,958,016
	Oklahoma Capitol Improvement Authority (State Highway Capital Improvement), 5.00% due 7/1/2023	325,000	338,218
	Oklahoma County Finance Authority (Midwest City Public Service) ISD, 5.00% due 10/1/2022 - 10/1/2026	4,450,000	4,697,692
	Oklahoma Municipal Power Authority (Power Supply System; Insured: AGM), Series A, 5.00% due 1/1/2028 - 1/1/2030	2,550,000	2,961,484
	Pontotoc County Educational Facilities Authority (ADA Public Schools Project), 4.00% due 9/1/2026 - 9/1/2032	2,125,000	2,272,520
	Texas Water Development Board (Texas Water Development Board State Revolving Fund), Series A, 4.00% due 9/1/2030 - 9/1/2031	9,250,000	10,200,498
	Tulsa County Industrial Authority ISD, 5.00% due 9/1/2022	1,500,000	1,522,451
	Oregon — 0.4%
	Hillsboro School District No. 1J (School Capital Improvements) (State Aid Withholding) GO, 5.00% due 6/15/2025 - 6/15/2027	9,130,000	10,197,569
[a]	Oregon Health & Science University (Oregon Health & Science University Obligated Group), Series B-2, 5.00% due 7/1/2046 (put 2/1/2032)	6,780,000	8,119,003
	Tri-County Metropolitan Transportation District of Oregon, Series A, 5.00% due 10/1/2028	2,845,000	3,288,100
	Pennsylvania — 7.1%
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2023 - 3/1/2025	1,945,000	2,047,905
	Allegheny County Hospital Development Authority, Series A, 5.00% due 7/15/2028 - 7/15/2029	7,425,000	8,552,332
	Allegheny County Sanitary Authority (2015 Capital Project), 5.00% due 12/1/2023 - 12/1/2024	19,150,000	20,241,734
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,100,482
	Allegheny County Sanitary Authority (Insured: BAM), 5.00% due 12/1/2029	2,830,000	3,108,390
	Altoona Area School District (State Aid Withholding) (Insured: AGM) GO ETM, 3.00% due 12/1/2022	1,335,000	1,349,442
	Bethlehem Area School District Authority (State Aid Withholding),
[a]	Series A, 0.538% (SOFR + 0.35%) due 1/1/2030 (put 11/1/2025)	2,995,000	2,893,868
[a]	Series C, 0.538% (SOFR + 0.35%) due 1/1/2032 (put 11/1/2025)	2,995,000	2,893,862
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	31,794,424
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2023 - 8/1/2025	11,150,000	11,806,823
	City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2024 - 10/1/2026	5,455,000	5,953,670
	City of Philadelphia Airport Revenue, Series A, 5.00% due 7/1/2029	1,000,000	1,154,440
	City of Philadelphia GO, Series A, 5.00% due 8/1/2025	10,710,000	11,693,778
	City of Philadelphia Water & Wastewater Revenue,
	5.00% due 10/1/2027 - 10/1/2031	9,205,000	10,908,829
	Series C, 5.00% due 10/1/2032	1,355,000	1,645,130
	City of Pittsburgh (Insured: BAM) GO, 5.00% due 9/1/2022	1,100,000	1,117,469
	Commonwealth Financing Authority (Tobacco Master Settlement), 5.00% due 6/1/2023	930,000	961,218
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2023 - 8/15/2025	39,450,000	42,099,039
	Commonwealth of Pennsylvania GO, 5.00% due 7/15/2030	12,930,000	15,223,860
	Cumberland County Municipal Authority (Penn State Health Obligated Group), 5.00% due 11/1/2027 - 11/1/2029	3,150,000	3,639,086
	East Hempfield Township (Student Services, Inc.) IDA, 5.00% due 7/1/2035 (pre-refunded 7/1/2025)	1,060,000	1,162,185
	Economy Borough Municipal Authority (Beaver County Sewer System; Insured: BAM) ETM, 4.00% due 12/15/2022	1,180,000	1,201,292
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility),
	Series A,
	5.00% due 12/15/2023	2,680,000	2,823,736
	5.25% due 12/15/2024	4,770,000	5,041,251
	Luzerne County (Insured: AGM) GO, Series A, 5.00% due 11/15/2022 - 11/15/2024	9,160,000	9,633,870
	Luzerne County (Insured: AGM) IDA GO, 5.00% due 12/15/2022 - 12/15/2027	5,045,000	5,396,196
	Montgomery County Higher Education & Health Authority (Abington Memorial Hospital), 5.00% due 6/1/2022	2,800,000	2,816,663
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2026 - 9/1/2029	3,575,000	4,046,155
	Northampton Borough Municipal Authority (Water System; Insured: AGM),
	3.00% due 5/15/2023	1,255,000	1,257,998
	4.00% due 5/15/2022	1,185,000	1,189,217
	Pennsylvania (Presbyterian Homes Obligated Group) EDFA, 4.00% due 7/1/2030	1,600,000	1,717,003
	Pennsylvania (UPMC Obligated Group) EDFA,
	5.00% due 3/15/2026	220,000	241,410
	Series A, 5.00% due 11/15/2026	2,310,000	2,565,343
36 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series A-1, 5.00% due 4/15/2024 - 4/15/2030	$10,095,000	$ 11,399,980
[a]	Pennsylvania (Waste Management Obligated Group; Guaranty: Waste Management, Inc.) EDFA, 0.95% due 12/1/2033 (put 12/1/2026)	19,000,000	17,834,331
	Pennsylvania Higher Educational Facilities Authority (Shippensburg University Student Services, Inc. Student Housing) ETM, 4.00% due 10/1/2022	540,000	547,543
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2027	1,000,000	1,141,375
	Pennsylvania Housing Finance Agency, Series 137, 5.00% due 4/1/2029 - 10/1/2029	675,000	771,853
	Pennsylvania Turnpike Commission,
	Series A-1, 5.00% due 12/1/2022 - 12/1/2027	5,050,000	5,584,770
	Series B, 5.00% due 12/1/2028 - 12/1/2031	5,025,000	5,986,167
	Philadelphia (Philadelphia) IDA, 5.00% due 5/1/2024 - 5/1/2028	2,975,000	3,286,390
	Philadelphia Gas Works Co. (Insured: AGM), Series A, 5.00% due 8/1/2025 - 8/1/2031	4,235,000	4,893,897
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2022 - 4/1/2027	7,020,000	7,477,272
	Pittsburgh Water & Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2028 - 9/1/2031	1,745,000	2,019,743
	Pittsburgh Water and Sewer Authority,
	Series A, 5.00% due 9/1/2024	7,365,000	7,665,823
	Series B, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	2,395,000	2,503,541
	Pittsburgh Water and Sewer Authority ETM, Series B, 5.00% due 9/1/2023	2,520,000	2,631,455
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 5.00% due 9/15/2022 - 9/15/2024	4,790,000	4,957,507
	Series B, 5.00% due 9/15/2023	470,000	490,216
	School District of Philadelphia (State Aid Withholding) (Green Bond) GO, Series B, 5.00% due 9/1/2027 - 9/1/2031	6,480,000	7,525,046
	School District of Philadelphia (State Aid Withholding) GO, Series A, 5.00% due 9/1/2023 - 9/1/2031	8,100,000	9,210,608
	Southeastern Pennsylvania Transportation Authority, 5.00% due 6/1/2022 - 6/1/2028	7,705,000	8,415,530
	Sports & Exhibition Authority of Pittsburgh and Allegheny County (Allegheny County Hotel Room Excise Tax Revenue; Insured: AGM), Series A 5.00% due 2/1/2030 - 2/1/2032	14,095,000	16,475,151
	Sports & Exhibition Authority of Pittsburgh and Allegheny County (Allegheny Regional Asset District; Insured: AGM), 5.00% due 2/1/2029 - 2/1/2030	7,075,000	8,189,778
	York County GO, Series A, 5.00% due 6/1/2028 - 6/1/2030	3,000,000	3,533,120
	Rhode Island — 0.9%
	Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities), Series B, 5.00% due 10/1/2022 - 10/1/2023	4,660,000	4,816,523
	Rhode Island Commerce Corp.,
	Series A, 5.00% due 5/15/2031	6,875,000	8,126,133
	Series B, 5.00% due 6/15/2028	2,060,000	2,282,595
	Rhode Island Health and Educational Building Corp. (Providence College), Series B, 5.00% due 11/1/2028 - 11/1/2029	655,000	765,040
	Rhode Island Health and Educational Building Corp. (University of Rhode Island Auxiliary Enterprise), Series C, 5.00% due 9/15/2023	1,400,000	1,464,026
	Rhode Island Health and Educational Building Corp. (University of Rhode Island), Series B, 5.00% due 9/15/2022 - 9/15/2025	965,000	1,021,196
	Rhode Island Housing and Mortgage Finance Corp, Series 76-A 5.00% due 10/1/2027 - 10/1/2029	635,000	728,478
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO,
	Series A, 5.00% due 8/1/2022	9,825,000	9,950,839
	Series B, 4.00% due 10/15/2022	1,000,000	1,014,965
	State of Rhode Island and Providence Plantations (Energy Conservation) COP, Series C, 5.00% due 4/1/2022	2,020,000	2,020,000
	State of Rhode Island and Providence Plantations (Information Technology) COP, Series C, 5.00% due 11/1/2024	3,010,000	3,230,335
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2022 - 10/1/2023	3,600,000	3,708,395
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2022 - 10/1/2023	5,325,000	5,471,449
	South Carolina — 0.3%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2023 - 3/1/2025	3,000,000	3,177,170
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2024	2,000,000	2,152,898
	Charleston County (South Aviation Avenue Construction), 5.00% due 12/1/2022 - 12/1/2023	4,270,000	4,444,944
	City of Charleston Public Facilities Corp. (City of Charleston Project), Series A, 5.00% due 9/1/2022 - 9/1/2025	1,700,000	1,815,019
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2022 - 12/1/2025	3,510,000	3,729,066
	South Dakota — 0.2%
	County of Lawrence (Insured: AGM) COP,
	4.00% due 12/1/2032	460,000	506,410
	5.00% due 12/1/2025 - 12/1/2029	310,000	353,477
	South Dakota Building Authority,
	Series B,
	5.00% due 6/1/2022	500,000	503,194
	5.00% due 6/1/2024 (pre-refunded 6/1/2023)	1,000,000	1,037,433
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group), Series A, 5.00% due 9/1/2025 - 9/1/2027	3,350,000	3,738,934
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2022 - 11/1/2025	2,475,000	2,621,714
	Tennessee — 0.8%
[a]	Tennergy Corp. (Guaranty: Morgan Stanley Group), Series A, 4.00% due 12/1/2051 (put 9/1/2028)	14,730,000	15,629,502
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.25% due 9/1/2023	$ 1,115,000	$ 1,166,202
[a]	Tennessee Energy Acquisition Corp. (The Tennessee Energy Acquisition Corp.; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	18,000,000	20,641,518
	Texas — 13.5%
[c]	Arlington Higher Education Finance Corp (Riverwalk Education Foundation, Inc.) (Insured: PSF-GTD), 5.00% due 8/15/2029 - 8/15/2032	1,130,000	1,326,383
	Austin (Insured: PSF-GTD) ISD GO, Series B 5.00% due 8/1/2032	3,530,000	4,306,247
	Austin Community College District GO, 5.00% due 8/1/2028 - 8/1/2031	4,980,000	5,893,909
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2023 - 2/15/2027	6,105,000	6,627,198
	City of Austin (Electric Utility), Series A, 5.00% due 11/15/2029 - 11/15/2031	7,400,000	8,852,288
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,500,000	7,867,042
	City of Beaumont GO, 5.00% due 3/1/2023 - 3/1/2026	2,930,000	3,187,021
	City of Brownsville (Water, Wastewater & Electric Utilities Systems),
	5.00% due 9/1/2022	1,300,000	1,320,481
	Series A, 5.00% due 9/1/2022 - 9/1/2023	3,900,000	4,027,147
	City of Bryan (Electric System Improvements), Series B, 5.00% due 7/1/2026	535,000	592,403
	City of Bryan Electric System Revenue (Insured: AGM), Series A, 5.00% due 7/1/2027 - 7/1/2030	1,600,000	1,893,889
	City of Conroe GO, 5.00% due 3/1/2026 - 3/1/2029	810,000	921,069
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025	3,000,000	3,251,337
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2024 - 2/15/2026	20,640,000	21,810,575
	Series A, 5.00% due 2/15/2024	10,235,000	10,528,908
	City of Dallas TX GO, Series A, 5.00% due 2/15/2028	1,325,000	1,523,276
	City of El Paso GO,
	Series B, 5.00% due 8/15/2028 - 8/15/2031	1,380,000	1,627,278
	Series C, 5.00% due 8/15/2028 - 8/15/2031	1,615,000	1,907,757
	City of Houston (Airport System),
	Series B, 5.00% due 7/1/2025 - 7/1/2028	9,105,000	10,129,633
	Series D, 5.00% due 7/1/2027	3,355,000	3,782,122
	City of Houston (Combined Utility System),
	Series A, 5.00% due 11/15/2028 - 11/15/2031	3,475,000	4,158,497
	Series C, 5.00% due 5/15/2022 - 5/15/2024	14,695,000	15,338,173
	Series D, 5.00% due 11/15/2022 - 11/15/2024	17,535,000	18,353,388
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2023 - 3/1/2028	48,505,000	52,747,841
	City of Laredo (Acquire & Purchase Personal Property) GO, 5.00% due 2/15/2023 - 2/15/2026	3,695,000	3,954,847
	City of Laredo (City Infrastructure Improvements) GO, Series A, 5.00% due 2/15/2023 - 2/15/2027	2,600,000	2,823,654
	City of Laredo (Sports Venues; Insured: AGM) ETM, 5.00% due 3/15/2023 - 3/15/2024	1,800,000	1,865,540
	City of Lubbock (Waterworks System) GO, 5.00% due 2/15/2023 - 2/15/2025	27,040,000	28,778,452
	City of Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2026 - 4/15/2031	4,950,000	5,701,645
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,259,435
	City of Pflugerville GO, 5.00% due 8/1/2026	900,000	1,007,378
[a]	City of San Antonio, 1.75% due 2/1/2049 (put 12/1/2025)	10,750,000	10,606,358
	City of San Antonio (CPS Energy), 5.25% due 2/1/2024	7,100,000	7,502,776
	City of San Antonio (San Antonio Water System), Series A, 5.00% due 5/15/2023 - 5/15/2026	3,700,000	3,980,439
	City of San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2022	1,450,000	1,474,464
	City of San Antonio TX Electric & Gas Systems Revenue, 5.25% due 2/1/2025	1,000,000	1,084,079
	Clifton Higher Education Finance Corp. (Idea Public Schools), 5.00% due 8/15/2023	575,000	590,258
	Clifton Higher Education Finance Corp. (Idea Public Schools) (Insured: PSF-GTD),
	5.00% due 8/15/2027	535,000	606,989
	Series T 5.00% due 8/15/2028 - 8/15/2032	1,315,000	1,565,398
	Comal (Insured: PSF-GTD) ISD GO, 5.00% due 2/1/2025 - 2/1/2029	3,055,000	3,514,036
	Conroe (Insured: PSF-GTD) ISD GO,
	5.00% due 2/15/2031	500,000	575,571
	Series A, 5.00% due 2/15/2030	2,000,000	2,391,312
	County of Harris TX GO, Series A, 5.00% due 10/1/2026	250,000	280,530
	Cypress-Fairbanks (Insured: PSF-GTD) ISD GO,
	Series A, 5.00% due 2/15/2029 - 2/15/2031	3,500,000	4,196,474
[a]	Series A-2, 1.25% due 2/15/2036 (put 8/15/2022)	5,500,000	5,504,031
[a]	Series B-1, 1.25% due 2/15/2036 (put 8/15/2022)	3,500,000	3,502,565
[a]	Series B-3, 1.25% due 2/15/2040 (put 8/15/2022)	6,750,000	6,754,948
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2023 - 2/15/2027	10,005,000	10,922,773
	Dallas Fort Worth International Airport, Series A 5.00% due 11/1/2027	1,000,000	1,134,092
	Del Valle TX (Insured: PSF-GTD) ISD GO, 4.00% due 6/15/2027	575,000	624,240
38 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Denton (Insured: PSF-GTD) ISD GO,
[a]	2.00% due 8/1/2043 (put 8/1/2023)	$ 700,000	$ 701,831
[a]	Series B-REM 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	340,000	337,968
	Elgin (Insured: PSF-GTD) ISD GO, 5.00% due 8/1/2029 - 8/1/2032	4,940,000	5,991,916
[a]	Goose Creek (Insured: PSF-GTD) ISD GO, Series B, 0.15% due 10/1/2049 (put 10/3/2022)	1,000,000	995,181
	Greater Texas Cultural Education Facilities Finance Corp., 5.00% due 3/1/2027	400,000	449,210
	Greater Texas Cultural Education Facilities Finance Corp. (County of Fort Bend), Series A, 5.00% due 3/1/2030	475,000	559,337
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	3,485,000	3,662,207
	Harris County (Flood Control) GO, Series A, 5.00% due 10/1/2025 - 10/1/2027	14,305,000	16,342,090
	Harris County (Tax Road) GO, Series A, 5.00% due 10/1/2025 - 10/1/2028	8,985,000	10,192,122
	Harris County (Texas Permanent Improvement) GO, Series A, 5.00% due 10/1/2025 - 10/1/2027	11,565,000	13,100,264
[a]	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group), 5.00% due 6/1/2032 (put 12/1/2026)	1,300,000	1,446,182
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health), Series A, 5.00% due 12/1/2022 - 12/1/2025	6,445,000	6,882,095
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2023 - 11/15/2027	5,300,000	5,941,197
[a]	Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group), 5.00% due 10/1/2051 (put 10/1/2031)	20,265,000	24,309,529
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center),
	Series A,
	5.00% due 5/15/2026 - 5/15/2029	8,250,000	9,272,056
[b]	5.00% due 5/15/2028	2,450,000	2,804,072
	Harris County-Houston Sports Authority (Insured: AGM), Series A, 5.00% due 11/15/2022 - 11/15/2024	18,995,000	20,037,408
	Harris County-Houston Sports Authority (Insured: AGM) ETM, Series A, 5.00% due 11/15/2022	4,320,000	4,419,896
	Hays County GO, 5.00% due 2/15/2023 - 2/15/2025	5,250,000	5,467,051
[a]	Houston (Insured: PSF-GTD) ISD GO, Series B, 3.00% due 6/1/2036 (put 6/1/2024)	3,000,000	3,063,729
	Houston Community College System GO, Series A, 5.00% due 2/15/2030 - 2/15/2031	4,430,000	5,292,563
	Houston Higher Education Finance Corp. (KIPP, Inc.; Insured: PSF-GTD), 5.00% due 8/15/2022	1,185,000	1,201,782
	Katy (Educational Facilities Improvements; Insured: PSF-GTD) ISD GO, Series A, 5.00% due 2/15/2023 - 2/15/2026	9,670,000	10,399,230
	Keller (Insured: PSF-GTD) ISD GO, Series A, 5.00% due 8/15/2023	1,715,000	1,789,349
	La Salle County (Insured: AGM) GO, 5.00% due 3/1/2023 - 3/1/2028	18,075,000	19,783,126
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2022 - 8/1/2024	1,980,000	2,064,590
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2025	8,020,000	8,057,734
	5.00% due 5/15/2025 (pre-refunded 5/15/2022)	55,000	55,253
	Lower Colorado River Authority (Insured: AGM), 5.00% due 5/15/2031 - 5/15/2032	8,000,000	9,613,146
	Lower Colorado River Authority (LCRA Transmission Services Corp.), 5.00% due 5/15/2030 - 5/15/2032	3,890,000	4,601,435
	Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2032	1,000,000	1,169,953
	Metropolitan Transit Authority of Harris County,
	5.00% due 11/1/2022 - 11/1/2028	18,750,000	20,798,369
	Series D, 5.00% due 11/1/2022 - 11/1/2027	7,355,000	7,937,798
	New Caney (Insured: PSF-GTD) ISD GO,
[a]	1.25% due 2/15/2050 (put 8/15/2024)	2,500,000	2,461,127
	5.00% due 2/15/2024 (pre-refunded 8/15/2022)	865,000	877,530
	North Fort Bend Water Authority, Series B 5.00% due 12/15/2029	1,130,000	1,331,395
	North Fort Bend Water Authority (Insured: BAM), 5.00% due 12/15/2028 - 12/15/2029	950,000	1,115,063
	North Harris County Regional Water Authority (Regional Water Production Design, Acquisition and Construction), 5.00% due 12/15/2023 - 12/15/2026	4,490,000	4,911,331
	North Texas Tollway Authority (North Texas Tollway System),
	Series A, 5.00% due 1/1/2026 - 1/1/2029	7,550,000	8,589,851
	Series B, 5.00% due 1/1/2029 - 1/1/2031	4,350,000	5,107,384
	Pecos Barstow Toyah (Insured: PSF-GTD) ISD GO,
	4.00% due 2/15/2031	1,445,000	1,618,539
	5.00% due 2/15/2030	3,600,000	4,297,057
[a]	Pflugerville (Insured: PSF-GTD) ISD GO, Series A, 2.25% due 8/15/2037 (put 8/15/2022)	2,750,000	2,761,627
	Port Authority of Houston of Harris County Texas GO, Series A-2, 5.00% due 10/1/2030	400,000	481,793
	Rio Grande City (Insured: PSF-GTD) ISD GO, 5.00% due 8/15/2025 - 8/15/2031	5,305,000	6,185,988
	Round Rock (Educational Facilities Improvements) ISD GO, 5.00% due 8/1/2026 - 8/1/2027	2,100,000	2,365,313
	Round Rock (Educational Facilities Improvements; Insured: PSF-GTD) ISD GO,
	5.00% due 8/1/2022 - 8/1/2026	2,245,000	2,405,893
	5.00% due 8/1/2028 - 8/1/2029 (pre-refunded 8/1/2025)	5,820,000	6,369,373
	San Antonio (Insured: PSF-GTD) ISD GO, Series B, 5.00% due 8/15/2027 - 8/15/2029	4,150,000	4,845,567
[a]	San Antonio Housing Trust Finance Corp. (Arbors at West Avenue L.P.), 1.45% due 3/1/2026 (put 3/1/2025)	1,500,000	1,465,690
	San Antonio Water System,
	Series A, 5.00% due 5/15/2023	425,000	440,364
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series C, 5.00% due 5/15/2029 - 5/15/2030	$ 2,000,000	$ 2,364,601
	Stephen F Austin State University, 5.00% due 10/15/2022 - 10/15/2029	6,480,000	7,218,077
	Sugar Land Waterworks And Sewer Revenue, 5.00% due 8/15/2029	2,010,000	2,380,783
	Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas Obligated Group), 5.00% due 10/1/2030 - 10/1/2031	1,770,000	2,131,835
	Tarrant Regional Water District, Series A, 5.00% due 3/1/2023 - 3/1/2027	7,200,000	7,826,182
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.),
	5.00% due 12/15/2025 - 12/15/2030	3,125,000	3,395,495
[b]	5.00% due 12/15/2029	625,000	692,705
	Texas State University System,
	Series A,
	4.00% due 3/15/2032	1,050,000	1,171,522
	5.00% due 3/15/2028 - 3/15/2030	13,090,000	15,171,443
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2022 - 8/15/2024	2,130,000	2,224,934
	Texas Transportation Commission (Highway Improvements) GO, Series A, 5.00% due 4/1/2022 - 4/1/2024	10,380,000	10,732,283
	Texas Transportation Commission State Highway Fund, Series A, 5.00% due 4/1/2024	1,650,000	1,751,782
	Texas Water Development Board, 5.00% due 8/1/2031	2,920,000	3,508,292
	Texas Water Development Board (Texas Water Development Board State Revolving Fund), 5.00% due 8/1/2029 - 8/1/2031	6,180,000	7,417,516
	Waco Educational Finance Corp. (Baylor University), 5.00% due 3/1/2029 - 3/1/2031	3,220,000	3,800,875
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM), 5.00% due 1/10/2024	750,000	795,398
	Utah — 1.1%
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	9,500,000	9,528,035
	Granite School District Board of Education (Insured: SCH BD GTY) GO, 5.00% due 6/1/2030	4,135,000	5,007,175
	University of Utah, Series A-1, 5.00% due 8/1/2029 - 8/1/2031	1,350,000	1,611,663
	Utah State Board of Regents (Insured: Natl-Re), Series A, 5.50% due 4/1/2029	30,365,000	35,587,355
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2022 - 6/15/2025	3,545,000	3,742,050
	Virginia — 0.9%
	County of Fairfax (State Aid Withholding) GO,
	Series A,
	4.50% due 10/1/2027	4,975,000	5,614,646
	5.00% due 10/1/2030	2,000,000	2,414,998
	County of Henrico (State Aid Witholding) GO, Series A, 5.00% due 8/1/2030	1,000,000	1,209,898
	Fairfax County (Inova Health System) IDA,
	4.00% due 5/15/2022	5,550,000	5,568,287
	5.00% due 5/15/2022	5,000,000	5,022,135
[a,c]	Halifax County IDA, 1.65% due 12/1/2041 (put 5/31/2024)	2,000,000	1,973,606
	Hampton Roads Transportation Accountability Commission, Series A, 5.00% due 7/1/2026	5,000,000	5,581,565
	Virginia College Building Authority, Series A, 5.00% due 2/1/2029	3,165,000	3,716,488
	Virginia Commonwealth Transportation Board, 5.00% due 9/15/2028	3,945,000	4,521,333
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2025 - 1/1/2030	4,685,000	5,177,328
[a]	Wise County IDA, Series A, 1.20% due 11/1/2040 (put 5/31/2024)	5,155,000	5,029,259
	Washington — 3.1%
	Central Puget Sound Regional Transit Authority (Central Puget Sound Regional Transit Auth Sales Motor Vehicle & Rental Car Taxe) (Green Bond), Series S-1 5.00% due 11/1/2032	9,800,000	11,991,731
	Central Puget Sound Regional Transit Authority (Green Bond), Series S-1, 5.00% due 11/1/2029	2,650,000	3,157,613
	Clark County School District No 37 Vancouver (State Aid Withholding) GO, 5.00% due 12/1/2026 - 12/1/2028	1,700,000	1,956,538
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2022 - 7/1/2025	2,850,000	2,969,744
	King County Housing Authority,
	2.00% due 12/1/2023	800,000	800,844
	3.00% due 6/1/2024 - 12/1/2025	3,285,000	3,345,500
	4.00% due 6/1/2026 - 12/1/2031	3,825,000	4,063,453
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO, 5.00% due 12/1/2022 - 12/1/2023	4,320,000	4,449,546
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) ETM, Series A, 5.00% due 12/1/2022 - 12/1/2023	1,250,000	1,302,110
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2022	3,635,000	3,718,816
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2022	1,700,000	1,739,199
	State of Washington, Series E, 5.00% due 6/1/2028	4,905,000	5,716,738
	State of Washington (Capital Projects) GO, Series R-G, 5.00% due 7/1/2025	10,475,000	11,316,750
	State of Washington (State and Local Agency Real and Personal Property Projects) (Insured: State Intercept) COP, Series B, 5.00% due 7/1/2022	3,000,000	3,028,485
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2024 - 7/1/2027	17,775,000	19,618,620
	State of Washington (Various Purposes) GO, Series C, 5.00% due 2/1/2025 - 2/1/2029	45,385,000	51,719,352
	State of Washington COP, Series D, 5.00% due 7/1/2031	3,200,000	3,827,965
	State of Washington GO, 5.00% due 6/1/2025 - 6/1/2030	4,900,000	5,619,176
[a]	Washington Health Care Facilities Authority (Providence St. Joseph Health Obligated Group), 4.00% due 10/1/2042 (put 10/1/2030)	13,100,000	14,480,622
40 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	West Virginia — 0.5%
	County of Mason (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	$15,000,000	$ 15,087,285
	West Virginia (Appalachian Power Co.) EDA,
[a]	Series A, 2.625% due 12/1/2042 (put 6/1/2022)	4,500,000	4,508,352
[a]	Series B, 2.625% due 12/1/2042 (put 6/1/2022)	6,000,000	6,011,136
	West Virginia Higher Education Policy Commission (Higher Education Facilities), Series A, 5.00% due 4/1/2022	1,500,000	1,500,000
	Wisconsin — 1.4%
	Public Finance Authority, 4.00% due 1/1/2023 - 1/1/2032	7,145,000	7,493,375
[a]	Public Finance Authority (Providence St. Joseph Health Obligated Group), Series C, 4.00% due 10/1/2041 (put 10/1/2030)	2,650,000	2,984,584
	Public Finance Authority (Renown Regional Medical Center),
	5.00% due 6/1/2028 - 6/1/2030	2,745,000	3,252,088
	Series A, 5.00% due 6/1/2027	350,000	398,265
	State of Wisconsin GO, Series 2021-2, 5.00% due 5/1/2029	4,100,000	4,857,524
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group),
[a]	5.00% due 8/15/2054 (put 7/1/2027)	3,500,000	3,890,050
[a]	Series B-2, 5.00% due 8/15/2054 (put 1/25/2023)	10,485,000	10,775,277
[a]	Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	16,065,000	17,347,501
	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System), Series A, 5.00% due 11/15/2025 - 11/15/2026	3,235,000	3,588,910
	Wisconsin Health & Educational Facilities Authority (Marquette University),
	5.00% due 10/1/2023 - 10/1/2025	1,135,000	1,223,667
[b]	5.00% due 10/1/2026	440,000	493,583
	Wisconsin Health & Educational Facilities Authority (UnityPoint Health), Series A, 5.00% due 12/1/2022	1,000,000	1,024,940
[a]	Wisconsin Housing & Economic Development Authority, Series B, 0.50% due 11/1/2050 (put 11/1/2024)	1,500,000	1,436,922
	Wisconsin Housing & Economic Development Authority (Collateralized: FNMA),
	Series C,
	1.65% due 9/1/2026	1,615,000	1,550,108
	1.75% due 9/1/2027	1,645,000	1,564,915
	1.80% due 3/1/2028	1,660,000	1,572,822
	1.95% due 3/1/2029	1,695,000	1,595,780
	WPPI Energy, Series A, 5.00% due 7/1/2022 - 7/1/2028	1,835,000	1,966,282
	Total Long-Term Municipal Bonds — 93.3% (Cost $4,641,830,048)		4,595,321,546
	Short-Term Municipal Bonds — 4.3%
	California — 0.4%
[a,d]	Deutsche Bank Spears/Lifers Trust (LOC Deutsche Bank A.G.), Series DBE-8082 0.91% due 10/1/2058 (put 4/7/2022)	18,000,000	18,000,000
	Colorado — 0.5%
[a]	City & County of Denver (SPA JPMorgan Chase Bank, N.A.) COP, Series A3 0.35% due 12/1/2031 (put 4/1/2022)	22,455,000	22,455,000
	Florida — 0.4%
[a]	City of Gainesville FL Utilities System Revenue (SPA Barclays Bank PLC), Series A-REMK 5/20/2020 0.36% due 10/1/2026 (put 4/1/2022)	610,000	610,000
[a]	County of Manatee FL (Florida Power & Light Co.), 0.39% due 9/1/2024 (put 4/1/2022)	13,300,000	13,300,000
[a,d]	Deutsche Bank Spears/Lifers Trust (LOC Deutsche Bank A.G.), Series DBE-8083 0.91% due 7/1/2061 (put 4/7/2022)	6,500,000	6,500,000
	Minnesota — 0.1%
[a,d]	Tender Option Bond Trust Receipts (Guaranty: Deutsche Bank A.G.), Series 2021-XF1129 0.76% due 6/1/2064 (put 4/7/2022)	4,825,000	4,825,000
	Nevada — 0.0%
[a,d]	Tender Option Bond Trust Receipts (Guaranty: Deutsche Bank A.G.), Series 2021-XF1120 0.76% due 11/1/2061 (put 4/7/2022)	2,000,000	2,000,000
	New York — 2.0%
[a]	City of New York (LOC Mizuho Bank Ltd.) GO, Series G6, 0.36% due 4/1/2042 (put 4/1/2022)	5,200,000	5,200,000
[a]	New York City Municipal Water Finance Authority (New York City Water & Sewer System; SPA JP Morgan Chase Bank N.A.), Series FF2, 0.33% due 6/15/2044 (put 4/1/2022)	42,150,000	42,150,000
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank N.A.),
[a]	Series B4, 0.33% due 8/1/2042 (put 4/1/2022)	20,000,000	20,000,000
[a]	Series E4, 0.33% due 2/1/2045 (put 4/1/2022)	32,070,000	32,070,000
	North Carolina — 0.2%
[a]	North Carolina Medical Care Commission (Novant Health Obligated Group; SPA JP Morgan Chase Bank N.A.), Series A 0.53% due 11/1/2034 (put 4/7/2022)	10,000,000	10,000,000
	Ohio — 0.1%
[a,d]	Tender Option Bond Trust Receipts (LOC Deutsche Bank A.G.), Series 2021-XF1132 0.76% due 12/1/2061 (put 4/7/2022)	7,200,000	7,200,000
	Oregon — 0.0%
[a,d]	Tender Option Bond Trust Receipts (Guaranty: Deutsche Bank A.G.), Series 2021-XF1123 0.76% due 10/1/2061 (put 4/7/2022)	2,000,000	2,000,000
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Texas — 0.6%
[a]	San Antonio Education Facilities Corp (Trinity University), 0.50% due 6/1/2033 (put 4/7/2022)	$12,000,000	$ 12,000,000
[a,d]	Tender Option Bond Trust Receipts (Guaranty: Deutsche Bank A.G.), Series 2021-XF1109 0.76% due 7/1/2061 (put 4/7/2022)	8,000,000	8,000,000
[a,d]	Tender Option Bond Trust Receipts/Certificates (LOC Deutsche Bank A.G.), Series 2021-XF1102, 0.76% due 7/1/2061 (put 4/7/2022)	7,750,000	7,750,000
	Total Short-Term Municipal Bonds — 4.3% (Cost $214,060,000)		214,060,000
	Total Investments — 97.6% (Cost $4,855,890,048)		$4,809,381,546
	Other Assets Less Liabilities — 2.4%		117,088,195
	Net Assets — 100.0%		$4,926,469,741

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $64,755,480, representing 1.31% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
DFB	Development Finance Board
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
IDC	Industrial Development Corp.
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
REMK	Remarketing Agreement
SCH BD GTY	School Bond Guaranty
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
USD	Unified School District
42 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 95.1%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2024	$ 2,500,000	$ 2,627,850
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,000,000	2,986,128
	Apple Valley Public Financing Authority (Insured: BAM), Series A, 4.00% due 6/1/2026 - 6/1/2028	990,000	1,079,704
	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge),
[a]	Series A, 2.95% due 4/1/2047 (put 4/1/2026)	4,705,000	4,807,668
[a]	Series E, 0.92% (MUNIPSA + 0.41%) due 4/1/2056 (put 4/1/2028)	3,500,000	3,449,666
[a]	Series G, 2.00% due 4/1/2053 (put 4/1/2024)	1,500,000	1,497,725
	Bonita (Educational Facilities) USD GO, 5.00% due 8/1/2024 (pre-refunded 8/1/2022)	1,000,000	1,013,208
	Brentwood Infrastructure Financing Authority (Residential Single Family Development; Insured: AGM), Series A, 5.00% due 9/2/2022 - 9/2/2023	3,535,000	3,668,147
	California (Adventist Health System/West Obligated Group) HFFA, Series A, 4.00% due 3/1/2026	820,000	874,569
	California (Cedars-Sinai Medical Center Obligated Group) HFFA, 5.00% due 11/15/2022	300,000	306,897
	California (Children’s Hospital Los Angeles Obligated Group) HFFA, Series A, 5.00% due 8/15/2030	2,640,000	3,026,610
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2023	1,835,000	1,877,060
	California (Children’s Hospital of Orange County Obligated Group) HFFA, 5.00% due 11/1/2022 - 11/1/2028	4,195,000	4,630,470
[a]	California (Kaiser Foundation Hospitals) HFFA, Series C, 5.00% due 6/1/2041 (put 11/1/2029)	2,000,000	2,369,882
	California (Kaiser Permanente) HFFA, Series A-1, 5.00% due 11/1/2027	3,025,000	3,472,791
	California (PIH Health, Inc. Obligated Group) HFFA, Series A, 5.00% due 6/1/2027 - 6/1/2030	3,315,000	3,880,125
[a]	California (Providence St. Joseph Health Obligated Group) HFFA, 5.00% due 10/1/2039 (put 10/1/2027)	3,000,000	3,405,318
	California (St. Joseph Health System) HFFA, Series A, 5.00% due 7/1/2024	1,000,000	1,037,487
[a]	California Community Choice Financing Authority (Guaranty: Goldman Sachs Group, Inc.) (Green Bond), Series A, 4.00% due 10/1/2052 (put 12/1/2027)	1,000,000	1,056,120
[a]	California Community Choice Financing Authority (Guaranty: Morgan Stanley Group) (Green Bond), 4.00% due 2/1/2052 (put 8/1/2031)	6,000,000	6,500,262
	California Health Facilities Financing Authority (Stanford Health Care Obligated Group), Series A 5.00% due 11/15/2030	1,500,000	1,707,586
[a]	California Infrastructure & Economic Development Bank, Series B-2, 3.00% due 10/1/2047 (put 10/1/2026)	5,250,000	5,443,977
	California Infrastructure and Economic Development Bank (The Scripps Research Institute), 5.00% due 7/1/2024 - 7/1/2027	1,000,000	1,090,244
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure), 5.00% due 10/1/2022 - 10/1/2023	405,000	415,794
	California Municipal Finance Authority (Biola University), 5.00% due 10/1/2023 - 10/1/2027	2,240,000	2,437,509
	California Municipal Finance Authority (Biola University, Inc.), 5.00% due 10/1/2030	1,000,000	1,122,811
	California Municipal Finance Authority (CHF-Davis II, LLC; Insured: BAM) (Green Bond), 4.00% due 5/15/2032	600,000	645,744
	California Municipal Finance Authority (Collegiate Housing Foundation Davis-I LLC-West Village; Insured: BAM), 5.00% due 5/15/2028	2,905,000	3,301,015
	California Municipal Finance Authority (Congregational Homes, Inc. Obligated Group),
	2.75% due 11/15/2027	520,000	500,097
	Series B-2, 2.125% due 11/15/2026	615,000	577,250
[a]	California Municipal Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, 1.00% due 10/1/2045 (put 6/1/2022)	3,500,000	3,500,000
[a]	California Municipal Finance Authority AMT, Series A, 0.30% due 7/1/2041 (put 10/3/2022)	1,500,000	1,500,000
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, 0.25% due 11/1/2042 (put 4/18/2022)	2,500,000	2,500,000
[a]	California Pollution Control Financing Authority (Waste Management, Inc.) AMT, Series A, 2.50% due 11/1/2038 (put 5/1/2024)	2,000,000	2,002,842
[a]	California Pollution Control Financing Authority AMT, Series A, 2.50% due 7/1/2031 (put 5/1/2024)	1,125,000	1,124,900
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2022	565,000	565,000
	California State Public Works Board (Correctional and Rehabilitation Facilities),
	Series A, 5.00% due 9/1/2022 - 9/1/2024	10,310,000	10,777,769
	Series G, 5.00% due 11/1/2022	1,500,000	1,533,406
	California State Public Works Board (Judicial Council Projects), Series A, 5.00% due 3/1/2023 - 3/1/2024	2,400,000	2,473,584
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2023 - 11/1/2024	7,000,000	7,347,988
	California State Public Works Board (Yuba City Courthouse), Series D, 5.00% due 6/1/2022	1,950,000	1,962,544
[a]	California Statewide Communities Development Authority (Adventist Health System/West Obligated Group), Series A, 5.00% due 3/1/2037 (put 3/1/2027)	3,775,000	4,200,273
	California Statewide Communities Development Authority (CHF-Irvine LLC), Series A, 5.00% due 5/15/2027	500,000	560,533
	California Statewide Communities Development Authority (CHF-Irvine LLC; Insured: BAM), 5.00% due 5/15/2030 - 5/15/2031	4,000,000	4,738,082
	California Statewide Communities Development Authority (Collis P and Howard Huntington Memorial Hospital Obligated Group), Series B 5.00% due 7/1/2044 (pre-refunded 7/1/2024)	5,075,000	5,418,111
	California Statewide Communities Development Authority (Cottage Health System), 5.00% due 11/1/2025 (pre-refunded 11/1/2024)	135,000	145,344
	California Statewide Communities Development Authority (Cottage Health System) ETM, 5.00% due 11/1/2022 - 11/1/2024	475,000	500,990
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2024 - 5/15/2027	2,000,000	2,135,724
[a]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2003-D, 5.00% due 5/1/2033 (put 11/1/2029)	3,500,000	4,156,568
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2024 - 1/1/2030	635,000	678,379
	California Statewide Communities Development Authority (Montage Health Obligated Group), Series A, 4.00% due 6/1/2030 - 6/1/2032	2,000,000	2,260,533
[a]	California Statewide Communities Development Authority (Southern California Edison Co.), 2.625% due 11/1/2033 (put 12/1/2023)	4,895,000	4,883,746
	California Statewide Communities Development Authority (Southern California Edison Co.) (Green Bond), 1.75% due 9/1/2029	2,000,000	1,741,904
	California Statewide Communities Development Authority (Sutter Health Obligated Group), Series A, 5.00% due 8/15/2024 (pre-refunded 8/15/2022)	535,000	542,859
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	2,970,000	2,574,515
	Carson Redevelopment Successor Agency (Redevelopment Project Area No 1; Insured: AGM), Series A, 5.00% due 10/1/2026	500,000	534,609
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 43

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	CDC Successor Agency of the City of Santee (Redevelopment and Low and Moderate Income Housing; Insured: BAM), Series A, 5.00% due 8/1/2025	$ 550,000	$ 599,128
	Chino Basin Regional Financing Authority,
	4.00% due 11/1/2025	370,000	392,553
	Series A, 5.00% due 6/1/2026	725,000	805,049
	Chino Basin Regional Financing Authority (Subordinate-Inland Empire), Series A, 5.00% due 6/1/2028	425,000	490,481
	City and County of San Francisco (525 Golden Gate Avenue-Public Utilities Commission Office Project) COP, Series C, 5.00% due 11/1/2022	700,000	702,206
	City of Antioch Public Financing Authority (Municipal Facilities Project), 5.00% due 5/1/2022 - 5/1/2024	1,400,000	1,458,016
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	1,825,293
	City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2026 - 5/1/2027	3,500,000	3,912,473
	City of Clovis (Water System Facilities; Insured: BAM), 5.00% due 3/1/2023	1,000,000	1,031,761
	City of Delano (Central California Foundation for Health) COP, 5.00% due 1/1/2024 (pre-refunded 1/1/2023)	270,000	277,208
	City of Irvine (Irvine Assessment District No 21-1; Insured: BAM), 4.00% due 9/2/2031	1,000,000	1,146,137
	City of Los Angeles Department of Airports AMT, Series A 5.00% due 5/15/2023	1,000,000	1,032,319
	City of Manteca (Water Supply System), 5.00% due 7/1/2023	650,000	656,447
	City of Modesto Wastewater Revenue, Series B, 5.00% due 11/1/2030	500,000	599,131
	City of Norco CA, 5.00% due 9/1/2025	1,000,000	1,094,876
	City of Redding Wastewater System Revenue, 5.00% due 6/1/2029 - 6/1/2031	2,760,000	3,292,371
	City of San Jose Financing Authority (Civic Center Project), Series A, 5.00% due 6/1/2024 (pre-refunded 6/1/2023)	750,000	778,283
	City of San Jose Financing Authority (Civic Center Project) ETM, Series A, 5.00% due 6/1/2022 - 6/1/2023	1,745,000	1,788,585
	Compton (Insured: BAM) USD GO, Series B, 5.00% due 6/1/2028 - 6/1/2029	1,625,000	1,839,271
	Coronado Community Development Agency Successor Agency, Series A, 5.00% due 9/1/2022	585,000	594,342
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), Series C, 5.00% due 6/1/2022 - 6/1/2024	2,975,000	3,051,421
	County of Riverside, Series A, 0.50% due 10/20/2022	2,000,000	1,992,918
	County of San Joaquin CA (Insured: AGM) COP, 5.00% due 11/15/2027 - 11/15/2028	900,000	1,025,100
	Cucamonga Valley Water District Financing Authority, Series B, 5.00% due 9/1/2025 - 9/1/2031	850,000	990,475
	Desert Hot Springs Public Financing Authority (Desert Hot Springs), 4.00% due 3/1/2027 - 3/1/2032	355,000	388,578
	Dinuba (CAP APPREC; Insured: AGM) USD GO, Zero Coupon due 8/1/2030	460,000	362,564
	Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,621,812
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1), 5.00% due 9/1/2025	750,000	799,215
	Emeryville Redevelopment Agency (Emeryville and Shellmound Park Projects; Insured: AGM), Series A, 5.00% due 9/1/2022 - 9/1/2024	9,095,000	9,515,033
	Fullerton Redevelopment Agency Successor Agency (Insured: BAM), Series A, 4.00% due 9/1/2022	1,150,000	1,164,114
	Grossmont Healthcare District GO,
	Series D, 5.00% due 7/15/2022	960,000	971,273
	Series E, 5.00% due 7/15/2028 - 7/15/2031	1,655,000	1,995,363
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027	1,230,000	1,358,552
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2022 - 7/1/2027	2,460,000	2,610,899
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, 5.00% due 6/1/2022 - 6/1/2025	2,755,000	2,903,475
	Jurupa Public Financing Authority (Insured: BAM), Series A, 5.00% due 9/1/2022 - 9/1/2025	2,720,000	2,843,138
	La Canada USD GO, Series B, 4.00% due 8/1/2022 - 8/1/2024	680,000	699,926
	La Quinta Redevelopment Agency (Redevelopment Project Areas No. 1 and 2) ETM, Series A, 5.00% due 9/1/2022 - 9/1/2023	3,500,000	3,602,201
	La Quinta Redevelopment Agency Successor Agency, Series A, 4.00% due 9/1/2027 (pre-refunded 9/1/2023)	410,000	422,743
	Lodi Public Financing Authority (City Police Building and Jail), 5.00% due 10/1/2022 - 10/1/2023	2,160,000	2,162,553
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series B, 5.00% due 7/1/2023	3,000,000	3,122,292
	Series D, 5.00% due 7/1/2022 - 7/1/2024	5,750,000	5,981,220
	Los Angeles County Public Works Financing Authority (Green Bond), Series F, 5.00% due 12/1/2028 - 12/1/2032	1,000,000	1,215,467
[c]	Los Angeles County Sanitation Districts Financing Authority (Green Bond), Series A 5.00% due 10/1/2032	625,000	779,232
	Los Angeles Department of Airports AMT, Series B, 5.00% due 5/15/2025 - 5/15/2026	7,220,000	7,883,943
	Los Angeles Department of Water & Power System, 5.00% due 7/1/2026	665,000	741,016
	Los Angeles Department of Water & Power Water System Revenue, Series A, 5.00% due 7/1/2027	1,600,000	1,827,718
	Los Angeles Department of Water and Power (Power System Capital Improvements), Series A, 5.00% due 7/1/2025 - 7/1/2026	800,000	878,561
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	4,600,000	4,912,519
	Lynwood (Insured: AGM) USD GO, 5.00% due 8/1/2023	1,000,000	1,043,003
	Manteca Community Facilities District No. 1989-2 (Educational Facilities; Insured: AGM) USD, Series F, 5.00% due 9/1/2023	500,000	522,363
	Milpitas Redevelopment Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,509,877
	Modesto Irrigation District, 5.00% due 10/1/2022	600,000	612,197
	Modesto Irrigation District (San Joaquin Valley Electric System), Series A, 5.00% due 7/1/2022	1,295,000	1,306,809
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,565,289
	Murrieta Valley Public Financing Authority (Educational Facilities; Insured: BAM) USD GO, 5.00% due 9/1/2023	1,080,000	1,129,218
	Norman Y Mineta San Jose International Airport SJC AMT, Series A, 5.00% due 3/1/2029 - 3/1/2031	1,545,000	1,768,244
	North City West School Facilities Financing Authority (Carmel Valley; Insured: AGM), Series A, 5.00% due 9/1/2022	2,260,000	2,295,353
[a]	Northern California Energy Authority (Commodity Supply Revenue; Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,139,545
44 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2022 - 8/1/2025	$ 2,745,000	$ 2,901,259
	Oakland (County of Alameda Educational Facilities; Insured: BAM) USD GO, Series A, 5.00% due 8/1/2030 - 8/1/2032	2,290,000	2,763,366
	Oceanside (Insured: AGM) USD GO, Series F, 4.00% due 8/1/2022 - 8/1/2023	1,125,000	1,146,792
	Pittsburg Successor Agency Redevelopment Agency (Insured: AGM), Series A 5.00% due 9/1/2022	1,500,000	1,522,540
	Pomona Public Financing Authority (Facilities Improvements; Insured: AGM), Series BC, 4.00% due 6/1/2024 - 6/1/2026	725,000	762,215
	Rancho Santa Fe Community Services District Financing Authority, Series A, 5.00% due 9/1/2025	1,745,000	1,863,477
	Redevelopment Agency of the City of Rialto (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,050,000	1,108,704
	Rialto Redevelopment Agency (Insured: BAM), Series A 4.00% due 9/1/2025	250,000	261,225
	Ripon Redevelopment Agency Successor Agency (Insured: BAM), 4.00% due 11/1/2030 - 11/1/2031	1,025,000	1,139,005
	Riverside County Infrastructure Financing Authority, Series A, 5.00% due 11/1/2031	1,000,000	1,213,983
	Riverside County Public Financing Authority (Capital Facilities Project) ETM, 5.00% due 11/1/2025	1,000,000	1,099,507
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2022 - 9/1/2025	1,245,000	1,322,241
	Riverside Redevelopment Agency Successor Agency, Series A, 5.00% due 9/1/2022	600,000	609,363
	Sacramento City (Educational Facilities Improvements; Insured: AGM) USD GO, 5.00% due 7/1/2022	700,000	706,500
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2023 - 3/1/2025	3,755,000	4,004,867
	Sacramento County (Insured: AGM) COP, 5.00% due 10/1/2026 - 10/1/2029	3,625,000	4,123,851
	Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District),
	5.00% due 12/1/2032	575,000	718,679
	Series A,
	5.00% due 12/1/2028 - 12/1/2031	3,250,000	3,958,150
[d]	5.00% due 12/1/2029	800,000	959,822
[a]	Sacramento Municipal Utility District, Series A, 5.00% due 8/15/2049 (put 10/17/2023)	600,000	617,788
	Salinas Valley Solid Waste Authority (Insured: AGM) AMT ETM, Series A, 5.00% due 8/1/2023	1,530,000	1,593,028
	San Bernardino Redevelopment Agency Successor Agency (Insured: AGM), Series A, 5.00% due 12/1/2023	150,000	157,553
	San Diego (Educational System Capital Projects) USD GO, Series R-3, 5.00% due 7/1/2023 - 7/1/2024	8,000,000	8,373,384
	San Diego County Regional Airport Authority,
	5.00% due 7/1/2029 - 7/1/2030	2,000,000	2,355,694
	Series A, 5.00% due 7/1/2030	330,000	385,715
	San Diego County Regional Airport Authority AMT, Series B 5.00% due 7/1/2032	1,020,000	1,163,600
	San Diego Redevelopment Agency Successor Agency, Series A, 5.00% due 9/1/2028	250,000	273,306
	San Francisco City and County Airports Commission (San Francisco International Airport), Series A, 5.00% due 5/1/2026	5,000,000	5,510,700
	San Francisco City and County Airports Commission (San Francisco International Airport) AMT, Series H, 5.00% due 5/1/2028	6,500,000	7,315,919
	San Joaquin Hills Transportation Corridor Agency, Series A, 5.00% due 1/15/2030	750,000	875,015
	San Jose Financing Authority, Series A, 4.00% due 10/1/2029 - 10/1/2032	970,000	1,093,507
	San Mateo County Joint Powers Financing Authority (Maple Street Correctional Center), 5.00% due 6/15/2022 - 6/15/2023	1,585,000	1,615,325
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	7,360,741
	Santa Margarita Water District (Talega Community Facilities), Series A, 5.00% due 9/1/2026 - 9/1/2027	1,050,000	1,181,278
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2022 - 12/1/2027	3,535,000	3,814,321
	South Bay/San Diego County USD GO, Zero Coupon due 8/1/2022	2,250,000	2,238,462
	South Placer Wastewater Authority (Roseville), 5.00% due 11/1/2029 - 11/1/2030	700,000	842,762
	Southern California Public Power Authority (Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 11/1/2029	350,000	404,854
	Southern California Public Power Authority (Magnolia Power Project), Series A-1, 5.00% due 7/1/2022	2,795,000	2,822,223
	Southwestern Community College District GO, Series B, 4.00% due 8/1/2024 - 8/1/2026	1,125,000	1,196,629
	State of California GO, 5.00% due 11/1/2029	5,000,000	5,943,170
	Stockton (Insured: BAM) USD GO, 5.00% due 8/1/2027	1,200,000	1,328,351
	Stockton Public Financing Authority (Stockton Water Revenue; Green Bond; Insured: BAM), Series A, 5.00% due 10/1/2022 - 10/1/2031	4,945,000	5,493,451
	Successor Agency to the City of Colton Redevelopment Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2023 - 8/1/2025	1,875,000	1,998,208
	Successor Agency to the City of Riverside Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2023 - 9/1/2024	2,985,000	3,143,589
	Successor Agency to the City of San Diego Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,990,000	2,177,882
	Successor Agency to the Commerce Community Development Commission (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027 - 8/1/2030	3,315,000	3,694,515
	Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	1,915,000	2,025,928
	Successor Agency to the Community Redevelopment Agency of the City of Palmdale (Merged Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,000,000	1,099,280
	Successor Agency to the Poway Redevelopment Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	5,077,013
	Successor Agency to the Rancho Cucamonga Redevelopment Project (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2023 - 9/1/2024	3,350,000	3,545,427
	Successor Agency to the Redevelopment Agency of the City of San Mateo (Multiple Redevelopment Project Areas), Series A, 5.00% due 8/1/2025	425,000	463,799
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 45

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2022 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Successor Agency to the Redevelopment Agency of the City of Stockton (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	$ 2,000,000	$ 2,209,348
	Successor Agency to the Richmond County Redevelopment Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2022 - 9/1/2024	1,250,000	1,300,700
	Successor Agency to the Rosemead Community Development Commission (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2022 - 10/1/2026	3,410,000	3,627,514
	Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2022 - 9/1/2025	1,375,000	1,461,335
	Temecula Valley Financing Authority (Insured: BAM) USD, 5.00% due 9/1/2027	2,220,000	2,421,769
	Trustees of the California State University (Educational Facilities Improvements), Series A, 5.00% due 11/1/2026	1,000,000	1,113,100
	Tulare County Transportation Authority, 5.00% due 2/1/2024 - 2/1/2030	3,435,000	4,012,177
	Tulare Public Financing Authority (Insured: BAM),
	4.00% due 4/1/2022	250,000	250,000
	5.00% due 4/1/2023 - 4/1/2028	1,410,000	1,535,662
	Val Verde (Insured: BAM) USD GO, Series A, 4.00% due 8/1/2022 - 8/1/2023	950,000	968,012
	Vallejo City (Insured: BAM) USD GO, 5.00% due 8/1/2031	840,000	1,012,187
	Ventura County Public Financing Authority (Office Building Purchase and Improvements), Series B, 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,636,839
	Vista Redevelopment Agency (Vista Redevelopment Project; Insured: AGM), Series B1, 5.00% due 9/1/2022 - 9/1/2023	735,000	758,324
	West Contra Costa (Insured: AGM) USD GO,
	Series E, 4.00% due 8/1/2022 - 8/1/2025	1,270,000	1,307,580
	Series F, 4.00% due 8/1/2022 - 8/1/2024	2,690,000	2,740,231
	West Contra Costa (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2028	160,000	137,534
	TOTAL LONG-TERM MUNICIPAL BONDS — 95.1% (Cost $402,284,747)		$397,061,341
	SHORT-TERM MUNICIPAL BONDS — 4.5%
[a]	City of Irvine CA (Irvine Reassessment District No 05-21; LOC U.S. Bank N.A.), 0.37% due 9/2/2050 (put 4/1/2022)	3,784,000	3,784,000
[a,b]	Deutsche Bank Spears/Lifers Trust (LOC Deutsche Bank A.G.), Series DBE-8082 0.91% due 10/1/2058 (put 4/7/2022)	6,000,000	6,000,000
[a]	State of California (LOC State Street B&T Co.) GO, Series A-2, 0.33% due 5/1/2034 (put 4/1/2022)	9,000,000	9,000,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 4.5% (Cost $18,784,000)		$ 18,784,000
	Total Investments — 99.6% (Cost $421,068,747)		$415,845,341
	Other Assets Less Liabilities — 0.4%		1,629,280
	Net Assets — 100.0%		$417,474,621

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $8,500,000, representing 2.04% of the Fund’s net assets.
c	When-issued security.
d	Segregated as collateral for a when-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity
GO	General Obligation
HFFA	Health Facilities Financing Authority
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
USD	Unified School District
46 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 96.2%
	Albuquerque Bernalillo County Water Utility Authority,
	4.00% due 7/1/2030	$ 500,000	$ 557,218
	5.00% due 7/1/2023 - 7/1/2024	65,000	68,187
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	2,000,000	2,129,298
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,634,580
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO,
	5.00% due 8/1/2034	1,260,000	1,431,200
	Series 2017, 5.00% due 8/1/2031	1,000,000	1,112,835
	Series A, 4.00% due 8/1/2029	1,300,000	1,334,074
	Albuquerque Municipal School District No. 12 (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2030 - 8/1/2031	650,000	714,727
	5.00% due 8/1/2027 - 8/1/2029	1,100,000	1,269,642
	Bernalillo County (Government Services) GRT,
	5.25% due 4/1/2027	300,000	329,011
	Series B, 5.70% due 4/1/2027	3,000,000	3,348,405
	Bernalillo County (Government Services; Insured: AMBAC) GRT, 5.25% due 10/1/2022 - 10/1/2025	8,295,000	8,841,317
	Bernalillo County (Government Services; Insured: Natl-Re) GRT, Series B, 5.70% due 4/1/2027	815,000	908,915
	Bernalillo County GO, Series A, 4.00% due 8/15/2022	100,000	101,107
	Bernalillo Municipal School District No. 1 (State Aid Withholding) GO,
	3.00% due 8/1/2022	200,000	201,217
	4.00% due 8/1/2023 - 8/1/2026	340,000	354,807
	Carlsbad Municipal School District (State Aid Withholding) GO, 5.00% due 8/1/2027	1,000,000	1,130,163
	Central New Mexico Community College (Campus Buildings Acquisition & Improvements) GO, Series A, 5.00% due 8/15/2022	1,100,000	1,115,969
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2026	870,000	973,943
	City of Albuquerque (City Infrastructure Improvements) GRT,
	Series A,
	4.00% due 7/1/2035	2,070,000	2,256,557
	5.00% due 7/1/2025 - 7/1/2034	2,500,000	2,726,680
	City of Albuquerque (I-25/Paseo del Norte Interchange) GRT, 5.00% due 7/1/2025 - 7/1/2027 (pre-refunded 7/1/2023)	1,095,000	1,138,900
	City of Albuquerque GRT, Series A, 4.00% due 7/1/2037 (pre-refunded 7/1/2023)	120,000	123,344
	City of Albuquerque Refuse Removal & Disposal Revenue, 5.00% due 7/1/2030 - 7/1/2038	1,510,000	1,767,841
[a]	City of Farmington (Public Service Co. of New Mexico), Series D, 1.10% due 6/1/2040 (put 6/1/2023)	3,500,000	3,452,015
	City of Las Cruces (Joint Utility System), Series A, 4.00% due 6/1/2022 - 6/1/2025	2,115,000	2,179,732
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,244,868
	City of Roswell GRT, 4.00% due 8/1/2029	260,000	283,879
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2027	3,275,000	3,280,545
	City of Santa Fe (Public Facilities) GRT,
	5.00% due 6/1/2028 - 6/1/2029	1,880,000	1,999,392
	Series A,
	5.00% due 6/1/2034 - 6/1/2038	1,420,000	1,607,386
[b]	5.00% due 6/1/2035	450,000	511,213
	County of Sandoval GO, 5.00% due 8/1/2025 - 8/1/2029	2,015,000	2,272,726
	County of Santa Fe GO, 5.00% due 7/1/2024	825,000	881,894
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2026	2,000,000	2,031,574
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,418,414
	Las Cruces School District No. 2 (State Aid Withholding) GO,
	5.00% due 8/1/2025 - 8/1/2028	3,800,000	4,287,112
	Series C, 5.00% due 8/1/2024	425,000	454,127
	Lea County Public School District No 8 Eunice (State Aid Withholding) GO,
	4.00% due 9/15/2027 - 9/15/2028	2,150,000	2,298,380
	5.00% due 9/15/2026	650,000	723,495
	New Mexico Educational Assistance Foundation AMT, Series 1A, 5.00% due 9/1/2029	1,750,000	2,043,499
	New Mexico Finance Authority,
	5.00% due 6/1/2038	1,150,000	1,332,136
	Series A, 5.00% due 6/1/2024 - 6/15/2026	795,000	859,642
	Series B, 5.00% due 6/1/2032 - 6/1/2033	4,125,000	4,831,085
	Series D, 5.00% due 6/15/2029 - 6/1/2033	995,000	1,136,917
	New Mexico Finance Authority (New Mexico Finance Authority Public Project Revolving Fund),
	5.00% due 6/1/2025	200,000	218,170
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Series D, 5.00% due 6/15/2022	$ 150,000	$ 151,203
	New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,574,221
	New Mexico Finance Authority (The Public Project Revolving Fund Program), Series A, 5.00% due 6/15/2031	1,000,000	1,088,973
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group),
	5.00% due 7/1/2032	1,000,000	1,007,689
	Series A, 5.00% due 7/1/2032 - 7/1/2034	1,310,000	1,419,012
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	5.00% due 8/1/2031	1,750,000	1,957,513
	Series A, 5.00% due 8/1/2036 - 8/1/2038	2,955,000	3,352,541
	New Mexico Hospital Equipment Loan Council (San Juan Regional Medical Center, Inc.), 5.00% due 6/1/2030 - 6/1/2031	1,215,000	1,410,742
	New Mexico Housing Authority (El Paseo Apartments; Insured: AMBAC) AMT, Series A, 5.30% due 12/1/2022	5,000	5,011
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements; Insured: AGM), 4.00% due 12/1/2035 - 12/1/2040	2,595,000	2,756,496
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series C, 2.85% due 7/1/2031	450,000	452,243
	Series F,
	2.60% due 7/1/2034	535,000	532,622
	2.85% due 7/1/2039	1,395,000	1,386,496
	3.50% due 7/1/2050	800,000	815,852
[a]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	500,000	484,725
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
	4.00% due 5/1/2024	250,000	258,262
[a]	5.00% due 11/1/2039 (put 5/1/2025)	1,000,000	1,072,426
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2032 - 4/1/2036	5,935,000	6,524,368
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements; Insured: BAM), Series A, 5.00% due 4/1/2030	1,440,000	1,654,988
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements), Series A, 4.50% due 6/1/2034 - 6/1/2036	4,500,000	4,858,189
	San Juan County (County Capital Improvements) GRT, Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	2,795,220
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2026 - 6/1/2027	940,000	1,022,550
	Santa Fe County (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	940,000	1,037,611
	Santa Fe Gasoline Tax GRT, 5.00% due 6/1/2024 - 6/1/2028	1,540,000	1,709,346
[c]	Santa Fe Public School District (State Aid Withholding) GO, 5.00% due 8/1/2034	350,000	405,138
	Santa Fe Public School District GO,
	4.00% due 8/1/2024	250,000	260,849
	5.00% due 8/1/2030	725,000	828,604
	State of New Mexico GO, 5.00% due 3/1/2029	2,000,000	2,362,012
	State of New Mexico Severance Tax Permanent Fund,
	5.00% due 7/1/2022 - 7/1/2028	665,000	744,146
	Series A, 5.00% due 7/1/2030	750,000	903,370
	State of New Mexico Severance Tax Permanent Fund (Educational Facilities), Series A, 5.00% due 7/1/2025	2,040,000	2,229,767
	Village of Los Ranchos de Albuquerque (Albuquerque Academy),
	4.00% due 9/1/2040	825,000	877,614
	5.00% due 9/1/2029 - 9/1/2032	1,330,000	1,557,855
	Zuni Public School District (Teacher Housing Projects), 5.00% due 8/1/2028	1,600,000	1,615,946
	TOTAL LONG-TERM MUNICIPAL BONDS — 96.2% (Cost $129,312,520)		$129,031,738
	SHORT-TERM MUNICIPAL BONDS — 1.5%
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group: SPA Wells Fargo Bank N.A.), 0.34% due 8/1/2034 (put 4/1/2022)	1,560,000	1,560,000
[a]	University of New Mexico (SPA U.S. Bank N.A.), Series B 0.53% due 6/1/2026 (put 4/7/2022)	500,000	500,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 1.5% (Cost $2,060,000)		$ 2,060,000
	Total Investments — 97.7% (Cost $131,372,520)		$131,091,738
	Other Assets Less Liabilities — 2.3%		3,051,780
	Net Assets — 100.0%		$134,143,518
48 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 49

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 96.5%
	City of New York (City Budget Financial Management) GO, Series G, 5.00% due 8/1/2030	$1,000,000	$ 1,052,341
	City of New York GO,
	Series A, 5.00% due 8/1/2039	1,000,000	1,143,665
	Series F1, 5.00% due 4/1/2037	940,000	1,058,583
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,000,000	1,033,576
	Erie County Fiscal Stability Authority, Series D, 5.00% due 9/1/2034	850,000	974,071
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,613,456
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,112,442
	Long Island Power Authority (Electric System Capital Improvements; Insured: AGC), Series C, 5.25% due 9/1/2029	645,000	764,454
	Metropolitan Transportation Authority, Series D-1, 5.00% due 11/15/2031	1,000,000	1,075,152
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	600,000	602,141
	Monroe County (Monroe Community College Association, Inc.; Insured: AGM) IDC, 5.00% due 1/15/2028 - 1/15/2029	550,000	582,653
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2028 - 10/1/2031	1,400,000	1,504,846
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A1, 5.00% due 8/1/2038	1,000,000	1,114,616
	Series A2, 5.00% due 5/1/2039	1,000,000	1,122,552
	New York State Dormitory Authority, Series A, 5.00% due 2/15/2032	1,000,000	1,119,169
	New York State Dormitory Authority (Columbia University Teachers College), Series A, 5.00% due 7/1/2027	750,000	757,001
	New York State Dormitory Authority (Green Bond-Cornell University), Series D, 5.00% due 7/1/2036	500,000	635,943
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	1,500,000	1,533,019
	New York State Dormitory Authority (Northwell Health Obligated Group), Series A, 5.00% due 5/1/2033	100,000	116,222
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	602,534
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding),
	Series A, 5.00% due 10/1/2028	200,000	214,529
	Series H, 5.00% due 10/1/2024	480,000	481,505
	New York State Dormitory Authority (St. John’s University; Insured: Natl-Re), Series C, 5.25% due 7/1/2022	1,000,000	1,010,230
	New York State Dormitory Authority (State Aid Withholding), Series A, 5.00% due 10/1/2033	100,000	112,409
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	500,000	529,795
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	500,000	556,957
	New York State Thruway Authority, Series N, 5.00% due 1/1/2035	250,000	287,269
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2025 - 7/1/2032	855,000	935,761
	Port Authority of New York & New Jersey AMT, 5.00% due 11/1/2039	200,000	224,505
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031 (pre-refunded 10/15/2024)	2,250,000	2,421,405
	State of New York Mortgage Agency, Series 223, 2.65% due 10/1/2034	450,000	414,317
	Tompkins County Development Corp. (Ithaca College Project), 5.00% due 7/1/2034 - 7/1/2037	820,000	925,037
	Triborough Bridge & Tunnel Authority, Series D, 5.00% due 11/15/2033	250,000	298,120
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels),
	Series A,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,064,920
	5.00% due 11/15/2029	1,000,000	1,062,163
	Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series A, 5.00% due 9/1/2038	250,000	284,399
	Utility Debt Securitization Authority (Long Island Power Authority-Electric Service), Series TE, 5.00% due 12/15/2029 - 12/15/2030	2,000,000	2,101,621
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,366,817
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2029 - 7/1/2034	450,000	490,811
	Western Nassau County Water Authority (Green Bonds), Series A, 4.00% due 4/1/2040 - 4/1/2041	475,000	513,316
	Yonkers Industrial Development Agency (New Community School Project) (State Aid Withholding), 4.00% due 5/1/2041	250,000	264,425
	TOTAL LONG-TERM MUNICIPAL BONDS — 96.5% (Cost $34,859,106)		$35,078,747
	SHORT-TERM MUNICIPAL BONDS — 1.4%
[a]	New York City Municipal Water Finance Authority (New York City Water & Sewer System; SPA Mizuho Bank Ltd.), Series AA6, 0.33% due 6/15/2048 (put 4/1/2022)	500,000	500,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 1.4% (Cost $500,000)		$ 500,000
	Total Investments — 97.9% (Cost $35,359,106)		$35,578,747
	Other Assets Less Liabilities — 2.1%		772,072
	Net Assets — 100.0%		$36,350,819
50 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg New York Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
GO	General Obligation
IDC	Industrial Development Corp.
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 51

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 97.7%
	Alabama — 1.5%
	Alabama Community College System ACCS Enhancements Fee Revenue (Insured: AGM), 4.00% due 9/1/2040 - 9/1/2041	$ 1,600,000	$ 1,720,924
	Alabama Public School & College Authority (Educational Facilities), Series B, 5.00% due 6/1/2026 (pre-refunded 6/1/2023)	4,380,000	4,542,393
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	6,795,420
	Arizona — 2.1%
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	2,500,000	2,659,567
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2029	1,000,000	1,064,873
	County of Pima (TMC HealthCare Obligated Group) IDA, 4.00% due 4/1/2041	1,000,000	1,051,547
	County of Yavapai (Waste Management, Inc.) AMT IDA, 1.30% due 6/1/2027	1,000,000	934,175
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2039	1,300,000	1,517,589
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2033 - 1/1/2037	7,000,000	7,989,530
	Salt Verde Financial Corp. (Gas Supply Acquisition; Guaranty: Citigroup Global Markets), 5.25% due 12/1/2022 - 12/1/2028	2,770,000	2,921,330
	Arkansas — 0.4%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), Series A, 5.00% due 11/1/2031 - 11/1/2034 (pre-refunded 11/1/2024)	3,655,000	3,935,455
	California — 4.3%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	3,843,971
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	2,815,000	2,895,171
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2022 - 8/15/2033	1,950,000	2,108,379
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,502,340
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 4.00% due 5/15/2041	500,000	523,457
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	2,555,000	2,561,510
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,145,741
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	1,105,000	1,199,592
	Jurupa Public Financing Authority (Eastvale Community Services; Insured: AGM), Series A, 5.50% due 9/1/2025 - 9/1/2027	2,530,000	2,654,036
	Los Angeles Department of Airports AMT, Series A, 5.00% due 5/15/2036	3,635,000	4,072,316
	M-S-R Energy Authority (Guaranty: Citigroup Global Markets), Series B, 6.125% due 11/1/2029	2,365,000	2,707,561
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,095,316
[a]	Northern California Energy Authority (Commodity Supply Revenue; Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,139,545
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2032 - 8/1/2034 (pre-refunded 8/1/2025)	3,000,000	3,287,895
	Redwood City Redevelopment Agency (Redevelopment Area A-2; Insured: AMBAC), Series A-2, Zero Coupon due 7/15/2023	2,065,000	2,016,704
	Saratoga Union School District (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 9/1/2023	900,000	879,674
	Colorado — 1.3%
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2039	2,015,000	2,299,699
	Housing Authority of the City and County of Denver (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,335,000	1,337,536
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2028	1,650,000	1,706,214
	State of Colorado COP,
	Series A,
	4.00% due 12/15/2040	400,000	429,584
	5.00% due 9/1/2029 - 9/1/2032	5,205,000	5,968,270
	Connecticut — 2.8%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,843,908
	State of Connecticut (Various Capital Projects) GO, Series B, 5.00% due 5/15/2027	1,000,000	1,106,818
	State of Connecticut GO,
	Series A,
	5.00% due 4/15/2033 - 4/15/2035	7,000,000	7,961,816
[b]	5.00% due 4/15/2034	5,415,000	6,147,482
	Series C, 5.00% due 6/15/2028 - 6/15/2029	1,890,000	2,180,474
	Series E, 5.00% due 9/15/2033	2,650,000	3,031,873
	State of Connecticut, Special Tax Revenue, Series A, 5.00% due 5/1/2038	1,750,000	2,022,468
	District of Columbia — 2.4%
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue), Series A, 5.00% due 10/1/2038 - 10/1/2039	3,000,000	3,379,971
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue; Insured: AGC), Series B, Zero Coupon due 10/1/2023 - 10/1/2024	9,890,000	9,445,359
	Metropolitan Washington Airports Authority Aviation Revenue AMT, Series A, 4.00% due 10/1/2040 - 10/1/2041	2,750,000	2,867,016
	Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	1,105,000	1,264,391
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2032 - 7/1/2037	3,325,000	3,767,705
	Florida — 6.6%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2034 - 10/1/2035	3,500,000	3,839,226
	City of Jacksonville (Better Jacksonville Plan), Series A, 5.00% due 10/1/2026	2,075,000	2,109,283
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM), 5.25% due 10/1/2027 - 10/1/2036	6,450,000	7,815,852
52 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
ISSUER-DESCRIPTION	Principal Amount	VALUE
City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2032 - 11/1/2037	$ 3,430,000	$ 3,863,287
JEA Water & Sewer System Revenue, Series A, 5.00% due 10/1/2035	600,000	710,237
Lake County School Board (School District Facility Projects) COP, Series B, 5.00% due 6/1/2026 (pre-refunded 6/1/2022)	1,210,000	1,217,698
Manatee County (Public Utilities System Improvements), 5.00% due 10/1/2026 - 10/1/2033	6,080,000	6,580,710
Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	5,676,075
Miami-Dade County (Nicklaus Children’s Hospital) HFA, 5.00% due 8/1/2035 - 8/1/2037	2,905,000	3,241,709
Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,055,501
Miami-Dade County School Board COP, Series A, 5.00% due 5/1/2030	3,250,000	3,510,858
Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,220,272
Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025 (pre-refunded 12/1/2024)	500,000	538,278
Palm Beach County School District COP, Series C, 5.00% due 8/1/2028	595,000	686,672
School District of Broward County (Educational Facilities and Equipment) COP,
Series A, 5.00% due 7/1/2027	2,000,000	2,016,014
Series B, 5.00% due 7/1/2032	2,000,000	2,178,938
School District of Broward County COP,
Series A,
5.00% due 7/1/2026	545,000	549,543
5.00% due 7/1/2026 (pre-refunded 7/1/2022)	2,455,000	2,479,287
School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,487,978
Sunshine State Governmental Finance Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2028 (pre-refunded 9/1/2023)	3,500,000	3,654,633
Wildwood Utility Dependent District (Insured: BAM), 5.00% due 10/1/2032 - 10/1/2041	1,000,000	1,166,405
Georgia — 2.9%
Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,403,822
City of Atlanta (Water & Wastewater System; Insured: Natl-Re), Series A, 5.50% due 11/1/2022	185,000	188,857
Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2035 - 5/15/2037	11,170,000	13,203,561
Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2035 - 1/1/2038	8,515,000	9,707,827
Guam — 0.9%
Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2023 - 10/1/2025	6,500,000	6,609,785
Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	1,034,987
Hawaii — 0.8%
County of Hawaii GO, Series A, 5.00% due 9/1/2033	1,250,000	1,383,292
State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2032 - 7/1/2033	5,000,000	5,744,118
Illinois — 12.7%
Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2029 - 1/1/2030	1,765,000	1,914,005
Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2037	8,160,000	8,902,635
Chicago Park District (Capital Improvement Plan) GO,
Series B, 5.00% due 1/1/2025	1,000,000	1,046,204
Series D, 5.00% due 1/1/2028	3,450,000	3,606,478
Chicago Park District GO,
Series A,
5.00% due 1/1/2027 - 1/1/2029	1,355,000	1,416,439
5.00% due 1/1/2027 - 1/1/2029 (pre-refunded 1/1/2024)	2,585,000	2,721,211
Series B,
5.00% due 1/1/2030	1,215,000	1,269,339
5.00% due 1/1/2030 (pre-refunded 1/1/2024)	2,285,000	2,405,404
City of Chicago (Midway Airport),
Series B,
5.00% due 1/1/2032 - 1/1/2033	9,805,000	10,247,644
5.25% due 1/1/2034	4,700,000	4,802,629
City of Chicago (Wastewater Transmission System), Series C-2, 5.00% due 1/1/2028 - 1/1/2029	7,865,000	8,407,096
City of Chicago (Wastewater Transmission System; Insured: AGM-CR), Series B, 5.00% due 1/1/2034	1,375,000	1,509,577
City of Chicago (Water System), Series A-1, 5.00% due 11/1/2024	1,000,000	1,081,292
City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	4,250,000	4,792,326
City of Chicago (Water System; Insured: BHAC-CR AMBAC), 5.75% due 11/1/2030	1,270,000	1,504,406
City of Chicago GO,
Series A,
5.625% due 1/1/2031	1,585,000	1,748,414
6.00% due 1/1/2038	7,500,000	8,267,520
Clinton Bond Fayette Etc Counties Community College District No 501 Kaskaskia (Insured: AGM) GO, 4.00% due 12/1/2033	1,500,000	1,652,876
Cook County School District No. 104 (Argo Summit Elementary School Facilities; Insured: AGM) GO ETM, Series D, Zero Coupon due 12/1/2022	2,000,000	1,980,256
Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group), Series A, 5.00% due 7/15/2031	175,000	199,663
Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,074,527
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 53

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), 5.00% due 8/15/2024	$ 1,000,000	$ 1,064,585
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	5,550,000	5,974,869
	Knox & Warren Counties Community Unit School District No. 205 Galesburg GO, Series B, 5.00% due 12/1/2030 - 12/1/2031	2,655,000	2,996,612
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion Project), Series B, 5.00% due 12/15/2022	1,000,000	1,017,946
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	6,917,839
	Regional Transportation Authority (Insured: Natl-Re), Series A, 6.00% due 7/1/2031	1,070,000	1,316,626
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	2,000,000	2,247,344
	Sangamon County (Insured: BAM) GO, 4.00% due 12/15/2040	150,000	159,643
	State of Illinois GO, Series D, 5.00% due 11/1/2027 - 11/1/2028	4,250,000	4,662,318
	State of Illinois Sales Tax Revenue, Series B, 5.00% due 6/15/2030 - 6/15/2031	9,280,000	10,246,030
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032	2,885,000	3,155,867
	Tazewell County School District (Insured: Natl-Re) GO ETM, 9.00% due 12/1/2024	1,205,000	1,414,612
	Indiana — 1.4%
[a]	City of Whiting Environmental Facilities (BP Products North America Inc. Project) AMT, Series A, 5.00% due 3/1/2046 (put 3/1/2023)	1,000,000	1,028,216
[a]	City of Whiting IN (BP Products North America, Inc.; Guaranty : BP plc) AMT, 5.00% due 11/1/2047 (put 11/1/2024)	250,000	266,480
	Indiana (Ascension Health Credit Group) HFFA, 5.00% due 11/15/2034 - 11/15/2036	8,325,000	9,114,781
	Indiana Bond Bank (Hendricks Regional Health Financing Program; Insured: AMBAC), Series A, 5.25% due 4/1/2023	2,000,000	2,066,906
	Iowa — 0.5%
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	4,100,000	4,310,625
	Kansas — 0.1%
	Unified Government of Wyandotte County/Kansas City (School Improvement Project; Insured: AGM) USD GO, Series A, 5.00% due 9/1/2030 - 9/1/2031	990,000	1,122,039
	Kentucky — 1.6%
[a,b]	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group), Series A, 4.00% due 4/1/2048 (put 4/1/2024)	6,500,000	6,710,073
	Kentucky State Property & Building Commission (Insured: AGM), Series A, 5.00% due 11/1/2035	4,000,000	4,697,092
	Louisville/Jefferson County Metropolitan Government (Norton Suburban Hospital and Kosair Children’s Hospital), Series A, 5.25% due 10/1/2026	2,320,000	2,435,005
	Louisiana — 2.3%
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032 (pre-refunded 2/1/2025)	6,825,000	7,380,964
	Jefferson Sales Tax District (Insured: AGM), Series B, 5.00% due 12/1/2034 - 12/1/2035	1,500,000	1,681,817
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2029 - 6/1/2031 (pre-refunded 6/1/2023)	6,100,000	6,345,598
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	3,953,351
[a]	Parish of St. Charles (Valero Energy Corp. Refinery; Guaranty: Valero Energy Corp.), 4.00% due 12/1/2040 (put 6/1/2022)	1,000,000	1,003,418
	Maryland — 0.0%
	Montgomery County GO, Series C, 5.00% due 10/1/2025	365,000	402,166
	Massachusetts — 1.7%
	Massachusetts (CareGroup Healthcare System) DFA, Series I, 5.00% due 7/1/2036	1,750,000	1,926,484
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,370,000	9,916,508
	Massachusetts (Simmons College) DFA, Series J, 5.50% due 10/1/2025 - 10/1/2028	1,790,000	1,870,298
	Massachusetts Bay Transportation Authority Assessment Revenue (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,220,664
	Michigan — 2.8%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	1,010,000	1,083,597
	County of Genesee (Water Supply System; Insured: BAM) GO,
	5.00% due 11/1/2024 - 11/1/2030	3,360,000	3,467,753
	5.125% due 11/1/2032	750,000	774,286
	5.25% due 11/1/2026 - 11/1/2028	2,920,000	3,022,272
	Detroit City School District (School Building & Site Improvement; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2026	3,150,000	3,538,606
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,264,379
	Gerald R Ford International Airport Authority AMT, 5.00% due 1/1/2039 - 1/1/2041	2,205,000	2,548,288
	Kalamazoo Hospital Finance Authority (Bronson Healthcare), 5.25% due 5/15/2026	175,000	175,499
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,295,000	1,298,595
	Michigan Finance Authority (McLaren Health System), Series A, 5.00% due 2/15/2039	3,200,000	3,723,469
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	3,000,000	2,799,021
	West Ottawa Public Schools (Insured: AGM) GO, 4.00% due 11/1/2032	800,000	899,914
	Minnesota — 0.4%
	Minneapolis-St Paul Metropolitan Airports Commission AMT, Series B 5.00% due 1/1/2026	1,245,000	1,347,349
	Minnesota Higher Education Facilities Authority, (University of St. Thomas), 5.00% due 10/1/2034 - 10/1/2035	600,000	692,462
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.45% due 7/1/2034	1,310,000	1,285,230
	Mississippi — 0.8%
	Mississippi Development Bank (Jackson Public School District; Insured BAM), 5.25% due 10/1/2037 - 10/1/2038	5,250,000	6,112,322
	Mississippi Development Bank (Vicksburg Warren School District; Insured: BAM), 5.50% due 3/1/2038	700,000	825,903
	Missouri — 0.0%
54 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Excelsior Springs (Insured: BAM) COP, Series B, 4.00% due 3/1/2031	$ 150,000	$ 164,999
	Nebraska — 0.6%
[a]	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 3/1/2050 (put 1/1/2024)	5,350,000	5,564,219
	Nevada — 0.4%
	Carson City (Carson Tahoe Regional Healthcare),
	5.00% due 9/1/2027 (pre-refunded 9/1/2022)	2,450,000	2,490,053
	5.00% due 9/1/2032	730,000	810,884
	New Hampshire — 0.4%
	New Hampshire Municipal Bond Bank, Series C, 5.00% due 8/15/2026 (pre-refunded 8/15/2023)	1,860,000	1,940,125
	State of New Hampshire (Turnpike System), Series B, 5.00% due 2/1/2024	1,755,000	1,760,407
	New Jersey — 5.0%
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	2,500,000	2,709,975
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2035 - 6/15/2038	4,515,000	5,037,341
	Series NN, 5.00% due 3/1/2026	2,000,000	2,051,576
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,359,031
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,700,000	1,933,670
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series DDD, 5.00% due 6/15/2033	1,000,000	1,090,379
	New Jersey (Transit Corp.) EDA, 5.00% due 11/1/2036	2,950,000	3,289,448
	New Jersey State Health Care Facilities Financing Authority (Virtua Health), 5.00% due 7/1/2027 - 7/1/2028	3,000,000	3,148,418
	New Jersey Transportation Trust Fund Authority,
	Series A, 5.00% due 12/15/2032	485,000	538,766
	Series AA, 5.00% due 6/15/2036 - 6/15/2040	1,500,000	1,684,320
	Series BB, 5.00% due 6/15/2034	2,000,000	2,212,500
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	5.00% due 6/15/2023 - 6/15/2024	2,500,000	2,619,322
	Series A, 5.00% due 6/15/2031	1,000,000	1,099,797
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), Series AA, 5.00% due 6/15/2038	3,500,000	3,850,868
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034 - 12/15/2036	5,500,000	6,070,253
	Passaic Valley Sewage Commissioners, Series G, 5.75% due 12/1/2022	3,000,000	3,084,420
	New Mexico — 0.3%
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), 5.00% due 7/1/2032	2,130,000	2,146,377
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2039	440,000	496,119
	New York — 5.6%
[c]	City of New York, 5.00% due 2/1/2037	200,000	232,676
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2027	4,530,000	4,774,896
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	9,591,420
	City of New York GO, Series C, 5.00% due 8/1/2035	500,000	584,761
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,300,000	1,343,649
	Erie County (City of Buffalo School District) (State Aid Withholding) IDA, Series A, 5.00% due 5/1/2027	5,000,000	5,170,050
	Metropolitan Transportation Authority,
	Series D, 5.00% due 11/15/2030 - 11/15/2035	8,295,000	9,049,504
	Series D-1, 5.00% due 11/15/2031	2,285,000	2,456,722
	Metropolitan Transportation Authority (Green Bond),
	Series A1, 5.00% due 11/15/2035 - 11/15/2036	1,820,000	1,960,095
	Series A2, 5.00% due 11/15/2025	600,000	650,561
	Monroe County (Rochester City School District) (State Aid Withholding) IDC, 5.00% due 5/1/2033	620,000	711,895
	New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00% due 11/1/2036	2,230,000	2,574,281
	New York State Dormitory Authority, Series A, 5.00% due 3/15/2037	735,000	835,473
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,555,032
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 3/15/2035 - 3/15/2036	2,650,000	3,122,730
	Series D, 4.00% due 2/15/2040	1,000,000	1,059,591
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	500,000	556,957
	New York State Urban Development Corp. (State of New York Personal Income Tax Revenue), Series A, 5.00% due 3/15/2041	1,500,000	1,719,059
	New York State Urban Development Corp. (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2037	500,000	577,817
	North Carolina — 1.3%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,240,858
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030 (pre-refunded 6/1/2025)	3,000,000	3,268,965
	State of North Carolina, 5.00% due 3/1/2033	5,000,000	5,755,055
	Ohio — 5.7%
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Akron, Bath and Copley Joint Township Hospital District (Children’s Hospital Medical Center of Akron), 5.00% due 11/15/2024	$ 1,000,000	$ 1,004,064
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2027 - 11/15/2029	1,985,000	2,269,355
	American Municipal Power Inc. (AMP Fremont Energy Center), 4.00% due 2/15/2038	500,000	537,383
	Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031 (pre-refunded 12/15/2024)	3,075,000	3,320,480
	City of Cleveland (Bridges and Roadways), Series A-2, 5.00% due 10/1/2028 - 10/1/2029 (pre-refunded 10/1/2023)	2,520,000	2,641,940
	City of Cleveland (Public Facilities Improvements), Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	5,185,000	5,453,007
	City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024	1,000,000	1,022,079
	City of Cleveland GO,
	5.00% due 12/1/2026	15,000	15,324
	5.00% due 12/1/2026 (pre-refunded 12/1/2022)	1,215,000	1,245,641
	City of Cleveland Income Tax Revenue,
	5.00% due 10/1/2033 - 10/1/2035	1,450,000	1,661,550
	Series A-1, 4.00% due 10/1/2032 - 10/1/2033	960,000	1,070,609
	Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	1,938,457
	County of Allen (Catholic Health Partners-Mercy Health West Facility), Series A, 5.00% due 5/1/2025 - 5/1/2026 (pre-refunded 5/1/2022)	8,325,000	8,351,049
	County of Cuyahoga (Musical Arts Association), 5.00% due 1/1/2030 - 1/1/2039	3,170,000	3,588,233
	County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	8,584,930
	Greene County Vocational School District (School Facilities Construction and Improvement) GO, 5.00% due 12/1/2030 - 12/1/2033	2,580,000	2,979,365
	Northeast Ohio Medical University (Insured: BAM), Series B, 4.00% due 12/1/2035 - 12/1/2041	3,875,000	4,092,140
	Oklahoma — 0.2%
	Pontotoc County Educational Facilities Authority, 4.00% due 9/1/2040	1,500,000	1,573,046
	Pennsylvania — 9.4%
	Allegheny County Higher Education Building Authority, Series A, 4.00% due 3/1/2041	1,500,000	1,573,606
	Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center), Series A, 5.00% due 7/15/2034	1,150,000	1,310,504
	Bucks County (Waste Management, Inc.) AMT IDA, Series A-2, 2.75% due 12/1/2022	7,000,000	7,054,362
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,490,500
	City of Philadelphia (Philadelphia Gas Works), 5.00% due 8/1/2036 - 8/1/2037	5,485,000	6,085,095
	City of Philadelphia (Water and Wastewater System), Series A, 5.00% due 10/1/2029	1,100,000	1,230,526
	City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2035 - 9/1/2036	1,215,000	1,356,200
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,281,259
[c]	Hospitals & Higher Education Facilities Authority of Philadelphia (Temple University Health System Obligated Group; Insured AGM), 4.00% due 7/1/2038	9,000,000	9,506,232
	Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), Series A, 5.25% due 12/15/2030	3,000,000	3,164,841
	Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	3,823,703
	Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding), Series B, 5.00% due 6/1/2027	5,000,000	5,639,945
	Pennsylvania Turnpike Commission,
	Series B,
	4.00% due 12/1/2040	1,000,000	1,071,374
	5.00% due 12/1/2032 - 12/1/2038	1,450,000	1,708,057
	Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2035 - 12/1/2036	1,750,000	1,969,835
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), Series A, 5.00% due 9/1/2032 - 9/1/2034	5,000,000	5,529,171
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	12,401,184
	Pittsburgh Water & Sewer Authority (Water and Sewer System; Insured: AGM),
	Series A, 5.00% due 9/1/2030 - 9/1/2031	8,740,000	9,078,227
	Series B, 5.00% due 9/1/2031 (pre-refunded 9/1/2023)	3,665,000	3,831,098
	Rhode Island — 0.5%
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO, Series B, 4.00% due 10/15/2023	800,000	810,549
	State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	3,757,142
	South Carolina — 0.5%
	City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,110,670
	City of North Charleston (North Charleston Noisette Community Redevelopment Project Area), 4.00% due 10/1/2040 - 10/1/2041	2,000,000	2,160,265
	South Dakota — 0.2%
	South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2028 - 11/1/2029	1,800,000	1,966,866
	Tennessee — 2.4%
	County of Shelby Health, Educational and Housing Facility Board (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2027 - 5/1/2035	3,560,000	4,002,343
	Metropolitan Government of Nashville and Davidson County (Green Projects), Series B, 5.00% due 7/1/2033 - 7/1/2036	3,000,000	3,384,845
[a]	Tennergy Corp. (Guaranty: Morgan Stanley Group), Series A, 4.00% due 12/1/2051 (put 9/1/2028)	2,000,000	2,122,132
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.),
	Series A, 5.25% due 9/1/2023	7,000,000	7,321,447
	Series C, 5.00% due 2/1/2023	2,650,000	2,725,525
[a]	Tennessee Energy Acquisition Corp. (The Tennessee Energy Acquisition Corp.; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	1,000,000	1,146,751
	Texas — 9.1%
56 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Brownsville AMT GO, 5.00% due 2/15/2030 - 2/15/2032	$ 1,090,000	$ 1,255,438
	City of Bryan Electric System Revenue (Insured: AGM), Series A, 4.00% due 7/1/2032 - 7/1/2035	2,335,000	2,612,104
	City of Bryan Rural Electric System Revenue (Insured: AGM), 5.00% due 7/1/2032	555,000	676,700
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	10,510,822
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,055,536
	City of Galveston (Galveston Island Convention Center; Insured: AGM), Series B, 5.00% due 9/1/2024	1,115,000	1,130,239
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	1,295,000	1,431,247
	City of Houston Airport System Revenue, Series D, 5.00% due 7/1/2030 - 7/1/2035	3,750,000	4,260,192
	City of McAllen (International Toll Bridge Revenue; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	6,739,599
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,249,839
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2033 - 5/15/2034	3,075,000	3,408,661
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2035 - 12/1/2036 (pre-refunded 12/1/2025)	7,200,000	7,930,739
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	1,905,000	2,124,822
	Greater Texas Cultural Education Facilities Finance Corp. (Fort County Bend), 4.00% due 3/1/2040 - 3/1/2041	2,000,000	2,140,784
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series A, 5.00% due 12/1/2028	3,000,000	3,207,438
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2028 - 11/15/2033	2,225,000	2,563,220
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	9,415,000	9,459,298
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	55,000	55,253
	Lower Colorado River Authority (LCRA Transmission Services Corp.), 5.00% due 5/15/2033 - 5/15/2038	600,000	695,908
	Lubbock Electric Light & Power System Revenue, 4.00% due 4/15/2041	1,000,000	1,073,370
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2029 - 11/1/2030	4,130,000	4,844,497
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2037	1,750,000	1,938,164
	San Antonio Water System, Series A, 5.00% due 5/15/2037	500,000	568,052
	Stephen F Austin State University (Financing System), Series A, 5.00% due 10/15/2030 - 10/15/2033	1,265,000	1,443,958
	Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas Obligated Group), 4.00% due 10/1/2041	1,880,000	2,007,966
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2025	2,490,000	2,641,883
	Waco Educational Finance Corp. (Baylor University Issue), 4.00% due 3/1/2041	850,000	908,257
	Utah — 0.3%
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	2,500,000	2,507,378
	Virginia — 0.3%
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2032 - 1/1/2033	2,000,000	2,232,718
	Washington — 4.3%
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO, 5.00% due 12/1/2028 - 12/1/2030 (pre-refunded 12/1/2024)	4,545,000	4,888,739
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2025 - 12/1/2028 (pre-refunded 12/1/2022)	7,860,000	8,047,445
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2027 - 12/1/2028 (pre-refunded 12/1/2022)	4,640,000	4,750,654
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030	4,415,000	5,015,630
	State of Washington (Various Purposes) GO,
	Series 2021A, 5.00% due 6/1/2038	1,965,000	2,319,679
	Series C, 5.00% due 2/1/2036 - 2/1/2037	7,425,000	8,619,567
	Washington Higher Education Facilities Authority (Seattle Pacific University), 5.00% due 10/1/2038 - 10/1/2040	3,340,000	3,837,781
	Wisconsin — 0.9%
	Public Finance Authority, 4.00% due 10/1/2035 - 10/1/2041	1,225,000	1,269,106
	Wisconsin Health & Educational Facilities Authority,
	4.00% due 8/15/2040	1,000,000	1,087,961
	5.00% due 8/15/2039	2,000,000	2,377,944
	WPPI Energy,
	Series A,
	5.00% due 7/1/2029 - 7/1/2036	2,680,000	3,059,194
[b]	5.00% due 7/1/2030	300,000	344,922
	Total Long-Term Municipal Bonds — 97.7% (Cost $843,069,002)		856,637,886
	Short-Term Municipal Bonds — 1.4%
	Alabama — 1.2%
[a]	City of Mobile Alabama (Alabama Power Co.) IDB, 0.38% due 6/1/2034 (put 4/1/2022)	10,000,000	10,000,000
	Florida — 0.2%
[a]	County of Manatee FL (Florida Power & Light Co.), 0.39% due 9/1/2024 (put 4/1/2022)	2,100,000	2,100,000
	Total Short-Term Municipal Bonds — 1.4% (Cost $12,100,000)		12,100,000
	Total Investments — 99.1% (Cost $855,169,002)		$868,737,886
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2022 (Unaudited)
ISSUER-DESCRIPTION	Principal Amount	VALUE
Other Assets Less Liabilities — 0.9%		8,043,118
Net Assets — 100.0%		$876,781,004

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
IDC	Industrial Development Corp.
JEA	Jacksonville Electric Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
USD	Unified School District
58 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 87.9%
	Alabama — 1.0%
	Alabama Community College System ACCS Enhancements Fee Revenue (Insured: AGM), 4.00% due 9/1/2046	$1,500,000	$ 1,605,628
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	2,025,000	1,989,757
	Alaska — 0.2%
	State of Alaska International Airports System AMT, Series C 5.00% due 10/1/2029	750,000	862,975
	Arizona — 1.9%
	Arizona (GreatHearts Arizona Obligated Group; Insured: SD CRED PROG) IDA, Series A, 5.00% due 7/1/2026 - 7/1/2031	615,000	720,556
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	2,500,000	2,659,568
	County of Pima (TMC HealthCare Obligated Group ) IDA, 4.00% due 4/1/2046	250,000	263,779
	County of Yavapai (Waste Management, Inc.) AMT IDA, 1.30% due 6/1/2027	750,000	700,631
	Maricopa County (Highland Prep Obligated Group; Insured: State Intercept) IDA, Series A, 4.00% due 7/1/2046	740,000	786,108
	Pinal County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	1,520,000	1,546,524
	Arkansas — 0.3%
	University of Arkansas Board of Trustees (Fayetteville Campus), Series A, 5.00% due 11/1/2036 (pre-refunded 11/1/2024)	1,000,000	1,076,730
	California — 5.1%
	ABAG Finance Authority for Nonprofit Corporations (Episcopal Senior Communities), Series A, 5.00% due 7/1/2047 (pre-refunded 7/1/2022)	1,635,000	1,650,461
	Benicia (Benicia High School; Insured: AGM) USD GO, Series C, Zero Coupon due 8/1/2026	830,000	746,482
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2034 - 8/15/2036	920,000	994,956
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, 6.25% due 2/1/2026	1,170,000	1,174,492
	California Municipal Finance Authority (California Institute of the Arts), 4.00% due 10/1/2046	960,000	1,010,843
[b]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) LP Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	1,017,218
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	1,440,000	1,248,250
	City of Palm Springs Financing Authority (Downtown Revitalization Project), Series B, 5.25% due 6/1/2027 (pre-refunded 6/1/2022)	1,620,000	1,631,167
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	625,000	633,392
[c]	Daly County Housing (Franciscan Country Club Mobile Home Park Acquisition) DFA, Series A, 5.25% due 12/15/2023	650,000	651,869
	M-S-R Energy Authority (Guaranty: Citigroup Global Markets), Series A, 6.50% due 11/1/2039	1,245,000	1,727,543
[a]	Northern California Energy Authority (Commodity Supply Revenue; Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	2,000,000	2,055,818
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2035 (pre-refunded 8/1/2025)	1,000,000	1,096,175
	Ontario International Airport Authority (Insured: AGM) AMT, Series B, 5.00% due 5/15/2034	500,000	565,746
	San Francisco City & County Redevelopment Financing Authority (Redevelopment Project; Insured: Natl-Re), Series D, Zero Coupon due 8/1/2023	1,025,000	1,000,239
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re) GO, Series D, Zero Coupon due 9/1/2027	905,000	798,933
	Colorado — 1.7%
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,095,394
	Public Authority for Colorado Energy (Natural Gas Purchase; Guaranty: Merrill Lynch & Co), 6.50% due 11/15/2038	260,000	351,028
	Regional Transportation District, Series A, 5.00% due 7/15/2032	600,000	684,847
	Regional Transportation District (FasTracks Transportation System) COP, Series A, 5.00% due 6/1/2044	565,000	582,409
	State of Colorado COP, Series A, 4.00% due 12/15/2040	1,500,000	1,610,938
	Village Metropolitan District GO, 5.00% due 12/1/2040	1,000,000	1,063,709
	Wild Plum Metropolitan District GO, Series A, 5.00% due 12/1/2049	595,000	584,944
	Connecticut — 2.6%
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2026 - 2/1/2030	2,620,000	2,967,166
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2035	2,000,000	2,264,306
	Series E, 5.00% due 9/15/2033	1,350,000	1,544,539
	University of Connecticut (Insured: AGM), Series A, 5.00% due 4/15/2028	1,975,000	2,261,606
	District of Columbia — 0.4%
[c]	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGC), Series B, Zero Coupon due 10/1/2027	1,500,000	1,288,697
	Florida — 3.1%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2037	1,000,000	1,089,728
[b]	Charlotte County (Town & Country Utilities Projects) IDA AMT, 5.00% due 10/1/2029	500,000	533,071
	County of Miami-Dade Aviation Revenue, Series A, 5.00% due 10/1/2032	500,000	583,043
	Miami-Dade County Expressway Authority (Toll System Five-Year Work Program), Series A, 5.00% due 7/1/2022 - 7/1/2024	1,250,000	1,293,465
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, Series A, 5.00% due 8/1/2027	1,100,000	1,111,551
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,110,136
	Pasco County School Board COP, Series A, 5.00% due 8/1/2032	750,000	900,049
	Pompano Beach, Series A 4.00% due 9/1/2041	1,500,000	1,503,528
	Town of Davie (Nova Southeastern University, Inc.), 5.00% due 4/1/2032	400,000	451,551
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2030	1,500,000	1,610,044
	Wildwood Utility Dependent District (Insured: BAM), 5.00% due 10/1/2046	500,000	573,912
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 59

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Georgia — 2.8%
	Development Authority of Burke County, 2.20% due 10/1/2032	$1,225,000	$ 1,092,831
[a]	Main Street Natural Gas, Inc. (Guaranty: Citigroup, Inc.), Series A, 4.00% due 9/1/2052 (put 12/1/2029)	1,500,000	1,585,703
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2037	2,640,000	3,144,918
	Main Street Natural Gas, Inc. (Guaranty: Merrill Lynch & Co), Series A, 5.50% due 9/15/2023	350,000	366,416
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2038 - 1/1/2039	2,725,000	3,107,405
	Private Colleges & Universities Authority (Corp. of Mercer University), 5.00% due 10/1/2030 - 10/1/2032	350,000	407,792
	Guam — 0.9%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2027	1,000,000	1,015,605
	Guam Waterworks Authority (Water and Wastewater System),
	5.00% due 7/1/2028	500,000	515,108
	5.25% due 7/1/2024	500,000	517,494
	Territory of Guam, Series F, 5.00% due 1/1/2030 - 1/1/2031	1,000,000	1,107,735
	Hawaii — 0.7%
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2034	2,000,000	2,290,206
	State of Hawaii Harbor System Revenue AMT, Series A, 5.00% due 7/1/2029	250,000	288,578
	Illinois — 10.9%
	Chicago Midway International Airport AMT, Series A, 5.00% due 1/1/2030	1,500,000	1,563,742
	Chicago Park District GO,
	Series A,
	5.00% due 1/1/2027 - 1/1/2040	1,510,000	1,612,687
	5.00% due 1/1/2040 (pre-refunded 1/1/2024)	1,315,000	1,384,291
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	541,861
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,602,009
	City of Chicago (Water System Improvements), 5.00% due 11/1/2029	200,000	203,851
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	1,500,000	1,691,409
	City of Chicago GO,
	Series A,
	5.00% due 1/1/2039	1,000,000	1,069,955
	5.625% due 1/1/2031	500,000	551,550
	6.00% due 1/1/2038	2,330,000	2,568,443
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029 (pre-refunded 8/1/2024)	2,195,000	2,338,566
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), Series C, 5.00% due 8/15/2035	2,355,000	2,536,337
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	777,453
	Illinois State University (Insured: AGM), Series A, 5.00% due 4/1/2022 - 4/1/2036	1,815,000	1,999,896
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	1,000,000	1,076,553
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,360,399
	Series D, 5.00% due 1/1/2028	1,000,000	1,047,600
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	49,725
	Metropolitan Water Reclamation District of Greater Chicago GO, Series A, 5.00% due 12/1/2025	585,000	640,983
	Northern Illinois University (Insured: BAM), 4.00% due 10/1/2033 - 10/1/2034	950,000	1,051,331
	Regional Transportation Authority (Insured: AGM), Series A, 5.75% due 6/1/2034	1,100,000	1,356,682
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	1,000,000	1,123,672
	State of Illinois GO,
	5.50% due 5/1/2039	375,000	426,428
	Series D, 5.00% due 11/1/2028	3,000,000	3,286,686
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032 - 6/15/2035	4,500,000	4,905,156
	Will County School District No. 114 Manhattan (Insured: Natl-Re) ETM GO, Series C, Zero Coupon due 12/1/2023	115,000	111,278
	Will County School District No. 114 Manhattan (Insured: Natl-Re) GO, Series C, Zero Coupon due 12/1/2023	455,000	439,732
	Indiana — 0.8%
[a]	City of Whiting (Guaranty: BP plc) AMT, 5.00% due 12/1/2044 (put 6/5/2026)	2,610,000	2,872,404
	Kansas — 1.0%
	Kansas Independent College Finance Authority (Ottawa University), Series C, 4.125% due 5/1/2022	1,250,000	1,248,526
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,129,517
	Kentucky — 2.4%
[b,d]	City of Henderson KY (Pratt Paper, LLC) AMT, Series B, 4.45% due 1/1/2042	1,000,000	1,007,800
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2022	2,650,000	2,634,124
	Kentucky Higher Education Student Loan Corp. AMT, Series A-1, 5.00% due 6/1/2029	500,000	572,066
[a]	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group), Series A, 4.00% due 4/1/2048 (put 4/1/2024)	4,000,000	4,129,276
	Louisiana — 2.4%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034 (pre-refunded 12/1/2024)	400,000	430,901
60 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Louisiana Energy and Power Authority (Louisiana Energy & Power Authority Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2038 (pre-refunded 6/1/2023)	$2,250,000	$ 2,340,589
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series A, 5.00% due 5/15/2035 - 5/15/2037	1,925,000	2,189,747
	New Orleans Aviation Board (Louis Armstrong New Orleans International Airport CFC Revenue; Insured: AGM), 5.00% due 1/1/2029	700,000	799,862
[a]	Parish of St. Charles (Valero Energy Corp. Refinery; Guaranty: Valero Energy Corp.), 4.00% due 12/1/2040 (put 6/1/2022)	2,750,000	2,759,399
	Maine — 0.3%
	Maine State Housing Authority AMT, Series C-1, 3.00% due 11/15/2023	1,000,000	1,011,458
	Massachusetts — 0.2%
	Massachusetts (Jordan Hospital and Milton Hospital) DFA, Series H-1, 5.00% due 7/1/2032 - 7/1/2033	555,000	603,207
	Michigan — 4.2%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,340,254
	City of Detroit GO,
	5.00% due 4/1/2023 - 4/1/2024	900,000	936,658
	Series A, 5.00% due 4/1/2032	300,000	350,010
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.375% due 11/1/2038	1,000,000	1,033,927
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,149,435
	Detroit City School District (School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2025	1,000,000	1,002,947
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2024	850,000	901,526
	Gerald R Ford International Airport Authority AMT, 5.00% due 1/1/2046	500,000	569,684
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital), 5.25% due 5/15/2041	140,000	140,321
	Livonia Public School District (School Building & Site; Insured: AGM) GO, Series I, 5.00% due 5/1/2036 (pre-refunded 5/1/2023)	225,000	233,107
	Michigan Finance Authority (State Department of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,002,403
	Michigan Finance Authority (Trinity Health Corp. Obligated Group), 5.00% due 12/1/2027	165,000	185,271
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	2,000,000	1,866,014
[a]	Michigan Strategic Fund (Graphic Packaging International LLC) (Green Bond) AMT, 4.00% due 10/1/2061 (put 10/1/2026)	1,000,000	1,054,451
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport),
	Series B,
	5.00% due 12/1/2031 - 12/1/2033	1,475,000	1,576,237
[c]	5.00% due 12/1/2034	1,140,000	1,217,551
	Minnesota — 0.6%
	Minneapolis-St Paul Metropolitan Airports Commission AMT, Series B 5.00% due 1/1/2026	1,000,000	1,082,208
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.55% due 7/1/2039	1,180,000	1,110,524
	Nebraska — 1.0%
[a]	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 3/1/2050 (put 1/1/2024)	1,650,000	1,716,068
	Douglas County Health Facilities (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	1,906,628
	Nevada — 1.3%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2037	1,000,000	1,099,664
	City of Las Vegas Special Improvement District No. 814 (Summerlin Vlg 21 & 24A), 4.00% due 6/1/2039 - 6/1/2044	1,090,000	1,098,443
	Clark County School District (Insured: AGM) GO, Series B, 5.00% due 6/15/2031	1,650,000	1,919,278
	Las Vegas Valley Water District GO, Series A, 5.00% due 6/1/2030	400,000	444,927
	New Hampshire — 0.4%
[a]	New Hampshire Business Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A4, 2.15% due 8/1/2038 (put 7/1/2024)	1,250,000	1,233,363
	New Jersey — 4.3%
	New Jersey (New Jersey Transit Corp.) EDA, 5.00% due 11/1/2033	500,000	559,319
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2035 - 6/15/2038	1,250,000	1,393,408
	Series NN, 5.00% due 3/1/2026	1,000,000	1,025,788
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,000,000	1,137,453
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series DDD, 5.00% due 6/15/2033	500,000	545,190
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), Series A-1, 5.00% due 6/15/2027	3,000,000	3,323,856
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), Series AA, 5.00% due 6/15/2038	1,500,000	1,650,372
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 6/15/2024 - 12/15/2039	5,050,000	5,547,438
	New Mexico — 2.5%
	City of Santa Fe (El Castillo Retirement Project), Series A, 5.00% due 5/15/2044	950,000	1,018,119
	City of Santa Fe (El Castillo Retirement Residences), 5.00% due 5/15/2034	1,465,000	1,467,663
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), 5.00% due 7/1/2032	2,525,000	2,544,415
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2039	1,000,000	1,127,543
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	2.85% due 7/1/2039	870,000	864,696
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 61

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	3.50% due 7/1/2050	$1,605,000	$ 1,636,803
	New York — 3.6%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2023	3,000,000	3,127,263
	Series J, 5.00% due 8/1/2031	1,500,000	1,598,220
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2034 (pre-refunded 4/1/2024)	500,000	529,066
	Metropolitan Transportation Authority (Green Bond), Series A1, 5.00% due 11/15/2030	1,045,000	1,134,089
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	2,000,000	2,007,136
	New York City Transitional Finance Authority Future Tax Secured Revenue, Series C-1, 5.00% due 5/1/2033	1,000,000	1,177,067
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 3/15/2036	1,000,000	1,171,105
	Series D, 4.00% due 2/15/2040	1,000,000	1,059,591
	Port Authority of New York & New Jersey AMT, Series 223, 5.00% due 7/15/2033	750,000	873,019
	North Carolina — 2.4%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group), Series D, 5.00% due 1/15/2049 (put 12/1/2031)	2,500,000	3,015,305
[a]	Charlotte-Mecklenburg Hospital Authority/The, Series B, 1.95% due 1/15/2048 (put 11/1/2029)	1,000,000	962,971
	North Carolina Medical Care Commission, 4.00% due 1/1/2041	1,020,000	1,069,264
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029 (pre-refunded 6/1/2025)	1,705,000	1,857,862
	North Carolina Turnpike Authority, 5.00% due 2/1/2024 - 1/1/2030	1,500,000	1,656,719
	North Dakota — 0.5%
	University of North Dakota (Insured: AGM) COP, Series A, 4.00% due 6/1/2046	1,500,000	1,597,524
	Ohio — 1.6%
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group),
	5.00% due 11/15/2030 - 11/15/2032	1,025,000	1,193,483
	5.25% due 11/15/2030	1,420,000	1,582,112
	City of Akron (Community Learning Centers), Series A, 5.00% due 12/1/2031	625,000	628,861
[a]	Lancaster Port Authority, 5.00% due 8/1/2049 (put 2/1/2025)	1,000,000	1,060,759
[a]	Ohio Air Quality Development Authority (Ohio Valley Electric Corp.), Series B, 1.375% due 2/1/2026 (put 11/1/2024)	1,000,000	956,575
	Oklahoma — 0.3%
	Pontotoc County Educational Facilities Authority, 4.00% due 9/1/2040	1,000,000	1,048,697
	Oregon — 0.3%
	Salem Hospital Facility Authority, 4.00% due 5/15/2040	500,000	507,005
	Yamhill County Hospital Authority (Friendsview Manor Obligated Group), Series B-3, 1.75% due 11/15/2026	500,000	455,104
	Pennsylvania — 7.3%
	Bucks County (Waste Management, Inc.) AMT IDA, Series A-2, 2.75% due 12/1/2022	4,000,000	4,031,064
	City of Philadelphia (Philadelphia Airport Revenue; Insured: AGM) AMT, 4.00% due 7/1/2046	250,000	257,211
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2024 - 8/1/2025	1,475,000	1,582,883
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,128,055
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,093,753
[d]	Hospitals & Higher Education Facilities Authority of Philadelphia (Temple University Health System Obligated Group; Insured AGM), 4.00% due 7/1/2038	1,000,000	1,056,248
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2033	700,000	800,430
	Pennsylvania (Presbyterian Homes Obligated Group) EDFA, Series A, 4.00% due 7/1/2041	1,050,000	1,102,628
	Pennsylvania EDFA, Series A, 4.00% due 10/15/2037	1,000,000	1,057,024
	Pennsylvania Turnpike Commission,
	Series B,
	4.00% due 12/1/2040	785,000	841,029
	5.00% due 12/1/2036	350,000	410,017
	Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2037	750,000	841,766
	Philadelphia (Philadelphia) IDA, 5.00% due 5/1/2024	1,000,000	1,057,179
	Philadelphia (Thomas Jefferson University) IDA, Series A, 5.00% due 9/1/2035	1,500,000	1,650,138
	Philadelphia Airport Revenue, Series A, 5.00% due 7/1/2030	750,000	876,850
	Philadelphia Airport Revenue AMT, Series B, 5.00% due 7/1/2030	925,000	1,020,470
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,509,154
	Philadelphia Pennsylvania Airport Revenue (Insured: AGM) AMT, 4.00% due 7/1/2040 - 7/1/2041	2,700,000	2,808,215
	Pittsburgh Water & Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2033	1,000,000	1,209,528
	School District of Philadelphia (State Aid Witholding) GO,
	Series A,
	4.00% due 9/1/2041	1,000,000	1,065,844
	5.00% due 9/1/2038	100,000	112,218
	Rhode Island — 0.6%
	Pawtucket Housing Authority, 5.50% due 9/1/2022 - 9/1/2024	475,000	484,508
	Rhode Island Health and Educational Building Corp. (St. George’s School), 4.00% due 10/1/2046	1,600,000	1,716,789
62 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	South Carolina — 0.7%
	Patriots Energy Group, Series A, 4.00% due 6/1/2046 - 6/1/2051	$2,500,000	$ 2,615,188
	Tennessee — 3.9%
	Memphis-Shelby County Airport Authority AMT,
	Series A 5.00% due 7/1/2026	550,000	601,433
	Series A, 5.00% due 7/1/2033	1,770,000	2,033,185
	Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, 5.00% due 7/1/2031	1,500,000	1,760,622
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), Series A, 5.00% due 5/1/2036	1,000,000	1,115,359
[a]	Tennergy Corp. (Guaranty: Morgan Stanley Group), Series A, 4.00% due 12/1/2051 (put 9/1/2028)	5,500,000	5,835,863
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.25% due 9/1/2024	500,000	534,873
[a]	Tennessee Energy Acquisition Corp. (The Tennessee Energy Acquisition Corp.; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	1,500,000	1,720,126
	Texas — 7.5%
	Arlington Higher Education Finance Corp. (Pineywoods Community Academy; Insured: PSF-GTD), Series A, 4.00% due 8/15/2044	1,970,000	2,045,207
	City of Brownsville AMT GO, 4.00% due 2/15/2034 - 2/15/2042	1,460,000	1,541,391
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	2,085,143
	City of Houston (Combined Utility System), Series D, 5.00% due 11/15/2028	2,500,000	2,689,897
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2032	2,500,000	2,756,705
	City of Houston Airport System Revenue AMT, Series A, 4.00% due 7/1/2040	1,500,000	1,555,735
	City of Houston TX Airport System Revenue AMT, Series A, 4.00% due 7/1/2041	1,310,000	1,354,198
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B-REM 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	65,000	64,612
	Greater Texas Cultural Education Facilities Finance Corp. (County of Fort Bend), 4.00% due 3/1/2046	1,500,000	1,598,799
[a]	Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group), 5.00% due 10/1/2051 (put 10/1/2031)	1,500,000	1,799,373
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	2,980,000	2,994,021
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	20,000	20,092
	Newark Higher Education Finance Corp. (Abilene Christian University), Series A, 4.00% due 4/1/2057	1,000,000	1,036,732
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	927,583
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2032	1,300,000	1,464,102
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	1,250,000	1,314,901
	Waco Educational Finance Corp. (Baylor University), 4.00% due 3/1/2046	1,000,000	1,054,409
	Utah — 0.7%
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2039	700,000	794,785
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2033 (pre-refunded 6/15/2025)	1,000,000	1,089,557
	Vineyard Redevelopment Agency (Vineyard Redevelopment Agency Geneva Urban Renewal Project Area; Insured: AGM), 4.00% due 5/1/2040 - 5/1/2046	610,000	656,805
	Virginia — 0.6%
[a,d]	Halifax County IDA, 1.65% due 12/1/2041 (put 5/31/2024)	500,000	493,401
	James City County (Williamsburg Landing, Inc. Obligated Group) EDA, Series A, 4.00% due 12/1/2029 - 12/1/2030	455,000	473,140
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2034	1,000,000	1,111,431
	Washington — 1.5%
	Port of Seattle AMT, 5.00% due 4/1/2039	1,705,000	1,890,615
	State of Washington (Various Purposes) GO, Series 2021A, 5.00% due 6/1/2038	1,000,000	1,180,498
	Washington Health Care Facilities Authority (Catholic Health Initiatives), Series A, 5.75% due 1/1/2045 (pre-refunded 1/1/2023)	2,000,000	2,063,136
	West Virginia — 0.4%
[a]	West Virginia (Appalachian Power Co.) EDA, Series B, 2.625% due 12/1/2042 (put 6/1/2022)	1,500,000	1,502,784
	Wisconsin — 3.0%
	Public Finance Authority, 4.00% due 1/1/2042 - 10/1/2051	4,060,000	4,187,020
	Public Finance Authority (Renown Regional Medical Center), 5.00% due 6/1/2036	650,000	760,549
[a]	Public Finance Authority (St. John’s College), 3.00% due 10/1/2045 (put 10/1/2026)	1,500,000	1,448,951
	Public Finance Authority (Texas Biomedical Research Institute), 4.00% due 6/1/2039 - 6/1/2041	770,000	816,978
	Wisconsin Health & Educational Facilities Authority, 4.00% due 8/15/2046 - 12/1/2051	1,645,000	1,644,655
[a]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	1,250,000	1,349,790
	Wisconsin Housing (Collateralized: FNMA) EDA, Series C, 2.75% due 9/1/2039	305,000	281,416
	Total Long-Term Municipal Bonds — 87.9% (Cost $309,200,324)		308,022,263
	Short-Term Municipal Bonds — 8.9%
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 63

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Florida — 1.7%
[a]	County of Manatee FL (Florida Power & Light Co.), 0.39% due 9/1/2024 (put 4/1/2022)	$1,000,000	$ 1,000,000
[a,b]	Deutsche Bank Spears/Lifers Trust (LOC Deutsche Bank A.G.), Series DBE-8083 0.91% due 7/1/2061 (put 4/7/2022)	5,000,000	5,000,000
	Maryland — 0.5%
[a]	County of Montgomery MD (SPA U.S. Bank N.A.) GO, Series E 0.35% due 11/1/2037 (put 4/1/2022)	1,800,000	1,800,000
	New York — 5.6%
[a]	City of New York (LOC Mizuho Bank Ltd.) GO, Series G6, 0.36% due 4/1/2042 (put 4/1/2022)	2,400,000	2,400,000
[a]	City of New York (SPA JP Morgan Chase Bank N.A.) GO, 0.33% due 6/1/2044 (put 4/1/2022)	500,000	500,000
[a]	New York City Municipal Water Finance Authority (New York City Water & Sewer System; SPA JP Morgan Chase Bank N.A.), Series FF2, 0.33% due 6/15/2044 (put 4/1/2022)	7,400,000	7,400,000
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank N.A.),
[a]	Series B4, 0.33% due 8/1/2042 (put 4/1/2022)	2,500,000	2,500,000
[a]	Series E4, 0.33% due 2/1/2045 (put 4/1/2022)	1,950,000	1,950,000
[a]	New York State Housing Finance Agency (160 Madison Ave, LLC; LOC Landesbank Hessen-Thuringen), 0.36% due 11/1/2046 (put 4/1/2022)	5,000,000	5,000,000
	Oregon — 0.7%
[a,b]	Tender Option Bond Trust Receipts (Guaranty: Deutsche Bank A.G.), Series 2021-XF1123 0.76% due 10/1/2061 (put 4/7/2022)	2,470,000	2,470,000
	Virginia — 0.4%
[a]	Virginia College Building Authority (University of Richmond; SPA Wells Fargo Bank N.A.), 0.37% due 11/1/2036 (put 4/1/2022)	1,180,000	1,180,000
	Total Short-Term Municipal Bonds — 8.9% (Cost $31,200,000)		31,200,000
	Total Investments — 96.8% (Cost $340,400,324)		$339,222,263
	Other Assets Less Liabilities — 3.2%		11,223,430
	Net Assets — 100.0%		$350,445,693

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2022.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $10,028,089, representing 2.86% of the Fund’s net assets.
c	Segregated as collateral for a when-issued security.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SD CRED PROG	State School District Credit Enhancement Program
SPA	Stand-by Purchase Agreement
USD	Unified School District
64 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

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Thornburg Municipal Funds Semi-Annual Report  |  65

Statements of Assets and Liabilities
March 31, 2022 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
ASSETS
Investment in securities, at cost	$ 168,293,697	$ 4,855,890,048	$ 421,068,747	$ 131,372,520
Investments at value	165,941,633	4,809,381,546	415,845,341	131,091,738
Cash	618,343	1,843,323	150,721	2,010,479
Receivable for investments sold	6,432,533	96,868,250	3,420,000	146,066
Receivable for fund shares sold	56,468	11,055,687	2,628,847	15,219
Principal and interest receivable	1,367,688	55,977,799	4,599,225	1,656,356
Prepaid expenses and other assets	34,714	84,980	19,232	13,193
Total Assets	174,451,379	4,975,211,585	426,663,366	134,933,051
Liabilities
Payable for investments purchased	7,954,259	26,438,373	8,106,916	415,622
Payable for fund shares redeemed	43,538	19,256,265	719,222	223,694
Payable to investment advisor and other affiliates	55,582	1,904,348	162,865	89,813
Accounts payable and accrued expenses	91,171	774,142	127,536	55,035
Dividends payable	152	368,716	72,206	5,369
Total Liabilities	8,144,702	48,741,844	9,188,745	789,533
Net Assets	$ 166,306,677	$ 4,926,469,741	$ 417,474,621	$ 134,143,518
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 172,350,886	$ 5,044,698,420	$ 427,756,979	$ 135,755,563
Accumulated loss	(6,044,209)	(118,228,679)	(10,282,358)	(1,612,045)
Net Assets	$ 166,306,677	$ 4,926,469,741	$ 417,474,621	$ 134,143,518
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 15,496,346	$ 869,551,128	$ 89,996,690	$ 59,935,363
Shares outstanding	1,292,071	63,046,128	6,906,713	4,729,623
Net asset value and redemption price per share	$ 11.99	$ 13.79	$ 13.03	$ 12.67
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 12.27	$ 14.11	$ 13.33	$ 12.93 *
Class C Shares:
Net assets applicable to shares outstanding	-	119,213,801	7,552,436	-
Shares outstanding	-	8,627,883	579,123	-
Net asset value and redemption price per share**	-	13.82	13.04	-
Class C2 Shares:
Net assets applicable to shares outstanding	-	5,600,236	132,781	-
Shares outstanding	-	405,250	10,182	-
Net asset value and redemption price per share**	-	13.82	13.04	-
Class D Shares:
Net assets applicable to shares outstanding	-	-	-	11,714,558
Shares outstanding	-	-	-	923,987
Net asset value and redemption price per share	-	-	-	12.68
66   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2022 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
Class I Shares:
Net assets applicable to shares outstanding	$ 150,810,331	$ 3,932,104,576	$ 319,792,714	$ 62,493,597
Shares outstanding	12,582,587	285,060,753	24,517,046	4,933,644
Net asset value and redemption price per share	11.99	13.79	13.04	12.67

*	Net asset value, plus 2.00% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  67

Statements of Assets and Liabilities, Continued
March 31, 2022 (Unaudited)
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
ASSETS
Investment in securities, at cost	$ 35,359,106	$ 855,169,002	$ 340,400,324
Investments at value	35,578,747	868,737,886	339,222,263
Cash	347,950	20,945,303	8,709,399
Receivable for investments sold	-	880,769	1,686,528
Receivable for fund shares sold	3,116	1,865,804	2,969,201
Principal and interest receivable	503,536	11,280,446	3,704,848
Prepaid expenses and other assets	9,354	51,373	56,878
Total Assets	36,442,703	903,761,581	356,349,117
Liabilities
Payable for investments purchased	-	10,012,436	4,056,640
Payable for fund shares redeemed	20,483	16,129,847	1,639,802
Payable to investment advisor and other affiliates	16,738	445,073	137,178
Accounts payable and accrued expenses	44,657	188,892	59,063
Dividends payable	10,006	204,329	10,741
Total Liabilities	91,884	26,980,577	5,903,424
Net Assets	$ 36,350,819	$ 876,781,004	$ 350,445,693
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 36,709,293	$ 878,999,260	$ 355,997,900
Accumulated loss	(358,474)	(2,218,256)	(5,552,207)
Net Assets	$ 36,350,819	$ 876,781,004	$ 350,445,693
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 19,963,363	$ 293,034,249	$ 64,156,426
Shares outstanding	1,638,445	21,732,983	4,430,289
Net asset value and redemption price per share	$ 12.18	$ 13.48	$ 14.48
Maximum offering price per share (net asset value, plus 2.00% of offering price)	$ 12.43	$ 13.76	$ 14.78
Class C Shares:
Net assets applicable to shares outstanding	-	28,741,430	11,152,710
Shares outstanding	-	2,129,104	769,315
Net asset value and redemption price per share*	-	13.50	14.50
Class C2 Shares:
Net assets applicable to shares outstanding	-	1,576,926	-
Shares outstanding	-	116,788	-
Net asset value and redemption price per share*	-	13.50	-
68   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2022 (Unaudited)
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
Class I Shares:
Net assets applicable to shares outstanding	$ 16,387,456	$ 553,428,399	$ 275,136,557
Shares outstanding	1,344,820	41,097,320	18,981,908
Net asset value and redemption price per share	12.19	13.47	14.49

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  69

Statements of Operations
Six Months Ended March 31, 2022 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
INVESTMENT INCOME
Interest income	$ 903,786	$ 53,329,152	$ 4,226,006	$ 1,739,023
EXPENSES
Investment management fees	353,740	7,449,419	1,145,436	357,590
Administration fees	74,138	2,252,771	192,062	59,968
Distribution and service fees
Class A Shares	15,607	1,183,469	120,760	81,459
Class C Shares	-	336,524	22,294	-
Class C2 Shares	-	18,250	466	-
Class D Shares	-	-	-	30,820
Transfer agent fees
Class A Shares	16,450	270,011	22,658	21,685
Class C Shares	-	47,490	4,204	-
Class C2 Shares	-	2,236	887	-
Class D Shares	-	-	-	3,918
Class I Shares	13,132	1,765,380	135,745	11,590
Registration and filing fees
Class A Shares	11,579	15,000	4,509	3,193
Class C Shares	-	7,209	3,202	-
Class C2 Shares	-	8,823	1,701	-
Class D Shares	-	-	-	3,026
Class I Shares	11,694	7,383	3,067	3,378
Custodian fees	29,140	196,893	42,380	26,420
Professional fees	23,606	49,879	25,033	21,297
Trustee and officer fees	4,890	149,673	12,421	3,943
Other expenses	5,927	155,200	17,899	8,128
Total Expenses	559,903	13,915,610	1,754,724	636,415
Less:
Expenses reimbursed	(102,121)	(5,159)	(384,925)	(17,842)
Investment management fees waived	-	-	(102,500)	-
Net Expenses	457,782	13,910,451	1,267,299	618,573
Net Investment Income (Loss)	$ 446,004	$ 39,418,701	$ 2,958,707	$ 1,120,450
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(1,467,687)	(30,188,318)	(493,564)	(35,968)
Net change in unrealized appreciation (depreciation)	(3,310,131)	(236,803,550)	(20,386,768)	(7,839,162)
Net Realized and Unrealized Gain (Loss)	(4,777,818)	(266,991,868)	(20,880,332)	(7,875,130)
Change in Net Assets Resulting from Operations	$ (4,331,814)	$ (227,573,167)	$ (17,921,625)	$ (6,754,680)
See notes to financial statements.
70  |  Thornburg Municipal Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2022 (Unaudited)
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
INVESTMENT INCOME
Interest income	$ 575,271	$ 14,761,497	$ 4,898,524
EXPENSES
Investment management fees	101,486	2,378,768	1,400,039
Administration fees	17,015	420,846	156,507
Distribution and service fees
Class A Shares	27,455	396,609	83,010
Class C Shares	-	97,670	35,177
Class C2 Shares	-	5,952	-
Transfer agent fees
Class A Shares	8,560	90,163	28,017
Class C Shares	-	12,680	4,697
Class C2 Shares	-	1,359	-
Class I Shares	7,819	224,813	121,300
Registration and filing fees
Class A Shares	3,879	9,254	9,917
Class C Shares	-	8,521	10,043
Class C2 Shares	-	5,405	-
Class I Shares	3,071	5,852	13,497
Custodian fees	19,590	57,400	35,070
Professional fees	20,864	27,639	23,803
Trustee and officer fees	1,242	26,894	9,805
Other expenses	3,486	31,867	13,299
Total Expenses	214,467	3,801,692	1,944,181
Less:
Expenses reimbursed	(33,940)	(655,686)	(362,962)
Investment management fees waived	(9,393)	-	(366,352)
Net Expenses	171,134	3,146,006	1,214,867
Net Investment Income (Loss)	$ 404,137	$ 11,615,491	$ 3,683,657
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(79,564)	(5,533,023)	(2,713,604)
Net change in unrealized appreciation (depreciation)	(2,073,703)	(55,928,151)	(20,548,119)
Net Realized and Unrealized Gain (Loss)	(2,153,267)	(61,461,174)	(23,261,723)
Change in Net Assets Resulting from Operations	$ (1,749,130)	$ (49,845,683)	$ (19,578,066)
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  71

Statements of Changes in Net Assets

	THORNBURG SHORT DURATION MUNICIPAL FUND		THORNBURG LIMITED TERM MUNICIPAL FUND
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 446,004	$ 827,637	$ 39,418,701	$ 85,366,085
Net realized gain (loss)	(1,467,687)	(16,487)	(30,188,318)	(2,855,864)
Net change in unrealized appreciation (depreciation)	(3,310,131)	(505,677)	(236,803,550)	(48,294,868)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,331,814)	305,473	(227,573,167)	34,215,353
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(25,490)	(64,774)	(6,115,563)	(12,597,747)
Class C Shares	-	-	(685,265)	(1,664,168)
Class C2 Shares†	-	-	(20,888)	(20,800)
Class I Shares	(420,578)	(762,863)	(32,765,284)	(70,836,627)
FUND SHARE TRANSACTIONS
Class A Shares	(402,870)	(8,197,490)	(61,784,608)	44,026,090
Class C Shares	-	-	(21,060,729)	(83,003,282)
Class C2 Shares†	-	-	411,753	5,521,913
Class I Shares	(24,089,420)	47,176,676	(357,015,566)	(23,033,764)
Net Increase (Decrease) in Net Assets	(29,270,172)	38,457,022	(706,609,317)	(107,393,032)
NET ASSETS
Beginning of Period	195,576,849	157,119,827	5,633,079,058	5,740,472,090
End of Period	$ 166,306,677	$ 195,576,849	$ 4,926,469,741	$ 5,633,079,058

*	Unaudited.
†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
72  |  Thornburg Municipal Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND		THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 2,958,707	$ 6,751,080	$ 1,120,450	$ 2,460,746
Net realized gain (loss)	(493,564)	292,644	(35,968)	(13,677)
Net change in unrealized appreciation (depreciation)	(20,386,768)	(5,416,521)	(7,839,162)	(863,382)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,921,625)	1,627,203	(6,754,680)	1,583,687
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(535,466)	(1,189,036)	(466,272)	(1,098,803)
Class C Shares	(36,715)	(103,182)	-	-
Class C2 Shares†	(593)	(1,164)	-	-
Class D Shares	-	-	(72,913)	(162,397)
Class I Shares	(2,387,948)	(5,468,843)	(574,152)	(1,169,485)
FUND SHARE TRANSACTIONS
Class A Shares	(7,553,839)	(6,044,354)	(6,565,737)	(10,031,781)
Class C Shares	(1,674,909)	(7,828,256)	-	-
Class C2 Shares†	(9,343)	149,981	-	-
Class D Shares	-	-	(520,144)	(1,486,390)
Class I Shares	(30,986,838)	(79,199,873)	(182,614)	992,050
Net Increase (Decrease) in Net Assets	(61,107,276)	(98,057,524)	(15,136,512)	(11,373,119)
NET ASSETS
Beginning of Period	478,581,897	576,639,421	149,280,030	160,653,149
End of Period	$ 417,474,621	$ 478,581,897	$ 134,143,518	$ 149,280,030

*	Unaudited.
†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  73

Statements of Changes in Net Assets, Continued

	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND		THORNBURG INTERMEDIATE MUNICIPAL FUND
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 404,137	$ 896,114	$ 11,615,491	$ 24,899,369
Net realized gain (loss)	(79,564)	(71,251)	(5,533,023)	57,240
Net change in unrealized appreciation (depreciation)	(2,073,703)	(172,704)	(55,928,151)	(886,015)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,749,130)	652,159	(49,845,683)	24,070,594
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(202,743)	(466,060)	(3,454,564)	(7,607,115)
Class C Shares	-	-	(293,697)	(741,939)
Class C2 Shares	-	-	(16,517)	(19,602)
Class I Shares	(201,394)	(448,411)	(7,868,482)	(16,658,749)
FUND SHARE TRANSACTIONS
Class A Shares	(2,746,020)	(3,098,489)	(15,735,983)	1,684,016
Class C Shares	-	-	(3,650,776)	(18,625,674)
Class C2 Shares	-	-	(173,241)	1,872,135
Class I Shares	(3,088,521)	(617,840)	(72,909,645)	(1,195,209)
Net Increase (Decrease) in Net Assets	(7,987,808)	(3,978,641)	(153,948,588)	(17,221,543)
NET ASSETS
Beginning of Period	44,338,627	48,317,268	1,030,729,592	1,047,951,135
End of Period	$ 36,350,819	$ 44,338,627	$ 876,781,004	$ 1,030,729,592

*	Unaudited.
See notes to financial statements.
74   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 3,683,657	$ 7,198,648
Net realized gain (loss)	(2,713,604)	325,278
Net change in unrealized appreciation (depreciation)	(20,548,119)	1,426,361
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,578,066)	8,950,287
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(608,979)	(1,288,474)
Class C Shares	(79,840)	(196,045)
Class I Shares	(3,019,073)	(5,715,407)
FUND SHARE TRANSACTIONS
Class A Shares	3,132,163	3,239,395
Class C Shares	142,000	(3,935,329)
Class I Shares	(5,386,500)	72,175,504
Net Increase (Decrease) in Net Assets	(25,398,295)	73,229,931
NET ASSETS
Beginning of Period	375,843,988	302,614,057
End of Period	$ 350,445,693	$ 375,843,988

*	Unaudited.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  75

Notes to Financial Statements
March 31, 2022 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Short Duration Municipal Fund (“Short Duration Municipal Fund”), Thornburg Limited Term Municipal Fund (“Limited Term Municipal Fund”), Thornburg California Limited Term Municipal Fund (“Limited Term California Fund”), Thornburg New Mexico Intermediate Municipal Fund (“Intermediate New Mexico Fund”), Thornburg New York Intermediate Municipal Fund (“Intermediate New York Fund”), Thornburg Intermediate Municipal Fund (“Intermediate Municipal Fund”) and Thornburg Strategic Municipal Income Fund (“Strategic Municipal Income Fund”), collectively the "Funds", are series of Thornburg Investment Trust (the “Trust”). The Short Duration Municipal Fund, Limited Term Municipal Fund, Limited Term California Fund, Intermediate Municipal Fund, and Strategic Municipal Income Fund are diversified. The Intermediate New Mexico Fund and Intermediate New York Fund are non-diversified. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently seven of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Short Duration Municipal Fund: The Fund’s investment goal is to seek current income exempt from federal income tax, consistent with preservation of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term Municipal Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term California Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate New Mexico Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, non-diversification risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate New York Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate Municipal Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Strategic Municipal Income Fund: The investment goal is to seek a high level of current income exempt from federal individual income tax. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, high yield risk, market and economic risk, liquidity risk, redemption risk, and cybersecurity
76   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of March 31, 2022, the Funds currently offer up to four classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (v) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees and certain registration and filing fees.
At March 31, 2022, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	X				X
Limited Term Municipal Fund	X	X	X		X
Limited Term California Fund	X	X	X		X
Intermediate New Mexico Fund	X			X	X
Intermediate New York Fund	X				X
Intermediate Municipal Fund	X	X	X		X
Strategic Municipal Income Fund	X	X			X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Thornburg Municipal Funds Semi-Annual Report  |  77

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2022 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
78   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2022:
SHORT DURATION MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 149,616,633	$ —	$ 149,616,633	$ —
Short-Term Municipal Bonds	16,325,000	—	16,325,000	—
Total Investments in Securities	$ 165,941,633	$ —	$ 165,941,633	$ —
Total Assets	$ 165,941,633	$ —	$ 165,941,633	$ —
LIMITED TERM MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 4,595,321,546	$ —	$ 4,595,321,546	$ —
Short-Term Municipal Bonds	214,060,000	—	214,060,000	—
Total Investments in Securities	$ 4,809,381,546	$ —	$ 4,809,381,546	$ —
Total Assets	$ 4,809,381,546	$ —	$ 4,809,381,546	$ —
LIMITED TERM CALIFORNIA FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 397,061,341	$ —	$ 397,061,341	$ —
Short-Term Municipal Bonds	18,784,000	—	18,784,000	—
Total Investments in Securities	$ 415,845,341	$ —	$ 415,845,341	$ —
Total Assets	$ 415,845,341	$ —	$ 415,845,341	$ —
INTERMEDIATE NEW MEXICO FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 129,031,738	$ —	$ 129,031,738	$ —
Short-Term Municipal Bonds	2,060,000	—	2,060,000	—
Total Investments in Securities	$ 131,091,738	$ —	$ 131,091,738	$ —
Total Assets	$ 131,091,738	$ —	$ 131,091,738	$—
Thornburg Municipal Funds Semi-Annual Report  |  79

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
INTERMEDIATE NEW YORK FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 35,078,747	$ —	$ 35,078,747	$ —
Short-Term Municipal Bonds	500,000	—	500,000	—
Total Investments in Securities	$ 35,578,747	$ —	$ 35,578,747	$ —
Total Assets	$ 35,578,747	$ —	$ 35,578,747	$ —
INTERMEDIATE MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 856,637,886	$ —	$ 856,637,886	$ —
Short-Term Municipal Bonds	12,100,000	—	12,100,000	—
Total Investments in Securities	$ 868,737,886	$ —	$ 868,737,886	$ —
Total Assets	$ 868,737,886	$ —	$ 868,737,886	$ —
STRATEGIC MUNICIPAL INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 308,022,263	$ —	$ 308,022,263	$ —
Short-Term Municipal Bonds	31,200,000	—	31,200,000	—
Total Investments in Securities	$ 339,222,263	$ —	$ 339,222,263	$ —
Total Assets	$ 339,222,263	$ —	$ 339,222,263	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that fund at an annual rate as shown in the following table:
SHORT DURATION MUNICIPAL FUND		LIMITED TERM MUNICIPAL FUND, LIMITED TERM CALIFORNIA FUND		INTERMEDIATE NEW MEXICO FUND, INTERMEDIATE NEW YORK FUND, INTERMEDIATE MUNICIPAL FUND		STRATEGIC MUNICIPAL INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%	Up to $500 million	0.500%	Up to $500 million	0.500%	Up to $500 million	0.750%
Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.450	Next $500 million	0.675
Next $500 million	0.250	Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.625
Over $2 billion	0.225	Next $500 million	0.250	Next $500 million	0.350	Next $500 million	0.575
		Over $2 billion	0.225	Over $2 billion	0.275	Over $2 billion	0.500
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2022 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2022 are set forth in the Statement of Operations.
80  |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
Effective Management Fee
Short Duration Municipal Fund	0.400%
Limited Term Municipal Fund	0.276
Limited Term California Fund	0.500
Intermediate New Mexico Fund	0.500
Intermediate New York Fund	0.500
Intermediate Municipal Fund	0.474
Strategic Municipal Income Fund	0.750
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the six months ended March 31, 2022, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2022, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Limited Term Municipal Fund	$ 4,871	$ 4,138
Limited Term California Fund	674	152
Intermediate New Mexico Fund	273	—
Intermediate New York Fund	(10)	—
Intermediate Municipal Fund	2,703	—
Strategic Municipal Income Fund	844	1,260
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2 and Class I shares of the Limited Term Municipal Fund, Limited Term California Fund and Intermediate Municipal Fund, Class A, Class C, and Class I shares of the Strategic Municipal Income Fund, Class A and Class I shares of the Intermediate New York Fund and Class A, Class D and Class I shares of the Intermediate New Mexico Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I shares of Short Duration Municipal Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2022, there were no 12b-1 service plan fees charged for Class I. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C, Class C2, and Class D shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class D shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C of the Limited Term Municipal Fund and Limited Term California Fund and Class D shares of the Intermediate New Mexico Fund, .35 of 1% per annum of the average daily net assets attributable to Class C of the Intermediate Municipal Fund and Strategic Municipal Income Fund and .40 of 1% per annum of the average daily net assets attributed to Class C2 shares of the Limited Term Municipal Fund, Limited Term California Fund, and Intermediate
Thornburg Municipal Funds Semi-Annual Report  |  81

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
Municipal Fund. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2022, are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2023 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2022 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	0.70%	—%	—%	—%	0.50%
Limited Term Municipal Fund	—	—	1.24	—	—
Limited Term California Fund	0.74	1.02	1.02	—	0.49
Intermediate New Mexico Fund	—	—	—	1.24	0.67
Intermediate New York Fund	0.99	—	—	—	0.67
Intermediate Municipal Fund	0.77	1.14	1.14	—	0.53
Strategic Municipal Income Fund	0.81	1.28	—	—	0.59
For the six months ended March 31, 2022, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class C2	Class D	Class I	Total
Short Duration Municipal Fund	$ 32,476	$ —	$ —	$ —	$ 69,645	$ 102,121
Limited Term Municipal Fund	—	—	2,514	—	—	2,514
Limited Term California Fund	71,648	10,203	2,739	—	300,335	384,925
Intermediate New Mexico Fund	—	—	—	722	14,164	14,886
Intermediate New York Fund	14,611	—	—	—	19,329	33,940
Intermediate Municipal Fund	205,590	28,762	7,648	—	413,686	655,686
Strategic Municipal Income Fund	127,738	23,572	—	—	491,660	642,970
Voluntary:	Class A	Class C	Class C2	Class D	Class I	Total
Limited Term Municipal Fund	$ —	$ —	$ 2,645	$ —	$ —	$ 2,645
Limited Term California Fund	21,885	1,935	32	—	78,648	102,500
Intermediate New Mexico Fund	1,180	—	—	1,776	—	2,956
Intermediate New York Fund	5,177	—	—	—	4,216	9,393
Strategic Municipal Income Fund	16,095	2,809	—	—	67,440	86,344
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of March 31, 2022, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Short Duration Municipal Fund	69.10%
Limited Term Municipal Fund	2.66
Limited Term California Fund	—
Intermediate New Mexico Fund	14.68
Intermediate New York Fund	—
Intermediate Municipal Fund	0.20
Strategic Municipal Income Fund	7.77
82   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at March 31, 2022, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Short Duration Municipal Fund	$ 8,560,710	$ 4,915,555	$ (152,810)
Limited Term Municipal Fund	32,199,825	12,894,637	(471,907)
Limited Term California Fund	7,628,651	5,738,584	(412,827)
Intermediate New York Fund	—	1,809,759	(45,356)
Intermediate Municipal Fund	3,250,953	17,687,418	(1,086,118)
Strategic Municipal Income Fund	5,253,753	13,847,938	(850,135)
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2022, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At March 31, 2022, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Duration Municipal Fund	$ 168,293,697	$ 231,177	$ (2,583,241)	$ (2,352,064)
Limited Term Municipal Fund	4,855,890,048	48,321,448	(94,829,950)	(46,508,502)
Limited Term California Fund	421,068,747	2,959,980	(8,183,386)	(5,223,406)
Intermediate New Mexico Fund	131,372,520	1,684,892	(1,965,674)	(280,782)
Intermediate New York Fund	35,359,106	663,313	(443,672)	219,641
Intermediate Municipal Fund	855,169,002	22,524,578	(8,955,694)	13,568,884
Strategic Municipal Income Fund	340,400,324	7,008,062	(8,186,123)	(1,178,061)
At March 31, 2022, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2020 through September 30, 2021 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2022.
Deferred Tax Basis
Capital Losses
Short Duration Municipal Fund	$ 16,487
Limited Term Municipal Fund	827,787
Limited Term California Fund	198,318
Intermediate New Mexico Fund	13,676
Intermediate New York Fund	294
Intermediate Municipal Fund	61,092
Strategic Municipal Income Fund	77,999
At March 31, 2022, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Short Duration Municipal Fund	$ 1,573,484	$ 634,422
Limited Term Municipal Fund	21,445,971	18,890,095
Thornburg Municipal Funds Semi-Annual Report  |  83

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	Cumulative Capital Losses
	Short-Term	Long-Term
Limited Term California Fund	$ 2,990,414	$ 1,372,448
Intermediate New Mexico Fund	437,966	794,659
Intermediate New York Fund	414,730	70,957
Intermediate Municipal Fund	7,142,768	2,796,952
Strategic Municipal Income Fund	1,576,863	—
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2022, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
SHORT DURATION MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	172,874	$ 2,102,400	114,099	$ 1,410,251
Shares issued to shareholders in reinvestment of dividends	2,076	25,277	5,233	64,680
Shares repurchased	(207,056)	(2,530,547)	(782,797)	(9,672,421)
Net increase (decrease)	(32,106)	$ (402,870)	(663,465)	$ (8,197,490)
Class I Shares
Shares sold	1,058,709	$ 12,923,849	6,210,964	$ 76,754,762
Shares issued to shareholders in reinvestment of dividends	34,519	420,558	61,088	754,508
Shares repurchased	(3,053,378)	(37,433,827)	(2,454,472)	(30,332,594)
Net increase (decrease)	(1,960,150)	$ (24,089,420)	3,817,580	$ 47,176,676
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
LIMITED TERM MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	3,204,831	$ 46,010,481	13,380,045	$ 195,645,598
Shares issued to shareholders in reinvestment of dividends	389,292	5,543,902	779,385	11,382,935
Shares repurchased	(7,971,248)	(113,338,991)	(11,148,993)	(163,002,443)
Net increase (decrease)	(4,377,125)	$ (61,784,608)	3,010,437	$ 44,026,090
Class C Shares
Shares sold	354,655	$ 5,104,846	1,943,246	$ 28,468,205
Shares issued to shareholders in reinvestment of dividends	45,895	654,782	107,651	1,575,043
Shares repurchased	(1,873,075)	(26,820,357)	(7,718,607)	(113,046,530)
Net increase (decrease)	(1,472,525)	$ (21,060,729)	(5,667,710)	$ (83,003,282)
Class C2 Shares*
Shares sold	47,100	$ 680,757	405,294	$ 5,940,353
Shares issued to shareholders in reinvestment of dividends	1,465	20,884	1,423	20,800
Shares repurchased	(20,056)	(289,888)	(29,976)	(439,240)
Net increase (decrease)	28,509	$ 411,753	376,741	$ 5,521,913
84   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
LIMITED TERM MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	39,122,707	$ 559,100,536	93,651,095	$ 1,369,424,146
Shares issued to shareholders in reinvestment of dividends	2,146,226	30,567,923	4,500,941	65,743,881
Shares repurchased	(66,509,492)	(946,684,025)	(99,773,411)	(1,458,201,791)
Net increase (decrease)	(25,240,559)	$ (357,015,566)	(1,621,375)	$ (23,033,764)
* Effective date of this class of shares was October 1, 2020.
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	239,435	$ 3,233,940	1,078,354	$ 14,853,611
Shares issued to shareholders in reinvestment of dividends	34,232	459,548	74,554	1,024,942
Shares repurchased	(831,314)	(11,247,327)	(1,593,182)	(21,922,907)
Net increase (decrease)	(557,647)	$ (7,553,839)	(440,274)	$ (6,044,354)
Class C Shares
Shares sold	49,224	$ 667,574	74,107	$ 1,021,391
Shares issued to shareholders in reinvestment of dividends	2,299	30,892	6,525	89,800
Shares repurchased	(176,423)	(2,373,375)	(648,687)	(8,939,447)
Net increase (decrease)	(124,900)	$ (1,674,909)	(568,055)	$ (7,828,256)
Class C2 Shares*
Shares sold	-	$ -	10,805	$ 148,988
Shares issued to shareholders in reinvestment of dividends	44	587	85	1,164
Shares repurchased	(740)	(9,930)	(12)	(171)
Net increase (decrease)	(696)	$ (9,343)	10,878	$ 149,981
Class I Shares
Shares sold	4,285,158	$ 57,612,205	11,607,452	$ 160,039,842
Shares issued to shareholders in reinvestment of dividends	148,142	1,990,174	326,860	4,498,890
Shares repurchased	(6,749,643)	(90,589,217)	(17,669,069)	(243,738,605)
Net increase (decrease)	(2,316,343)	$ (30,986,838)	(5,734,757)	$ (79,199,873)
* Effective date of this class of shares was October 1, 2020.
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
INTERMEDIATE NEW MEXICO FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	45,595	$ 604,419	101,939	$ 1,374,335
Shares issued to shareholders in reinvestment of dividends	32,228	423,700	71,806	968,051
Shares repurchased	(574,311)	(7,593,856)	(916,564)	(12,374,167)
Net increase (decrease)	(496,488)	$ (6,565,737)	(742,819)	$ (10,031,781)
Thornburg Municipal Funds Semi-Annual Report  |  85

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
INTERMEDIATE NEW MEXICO FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class D Shares
Shares sold	23,961	$ 317,987	38,479	$ 521,785
Shares issued to shareholders in reinvestment of dividends	4,926	64,793	11,682	157,583
Shares repurchased	(68,092)	(902,924)	(160,244)	(2,165,758)
Net increase (decrease)	(39,205)	$ (520,144)	(110,083)	$ (1,486,390)
Class I Shares
Shares sold	288,928	$ 3,823,978	459,651	$ 6,213,029
Shares issued to shareholders in reinvestment of dividends	40,788	535,929	79,786	1,075,113
Shares repurchased	(345,402)	(4,542,521)	(467,064)	(6,296,092)
Net increase (decrease)	(15,686)	$ (182,614)	72,373	$ 992,050
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
INTERMEDIATE NEW YORK FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	33,837	$ 434,575	14,587	$ 189,521
Shares issued to shareholders in reinvestment of dividends	13,860	175,080	29,578	383,826
Shares repurchased	(264,105)	(3,355,675)	(282,520)	(3,671,836)
Net increase (decrease)	(216,408)	$ (2,746,020)	(238,355)	$ (3,098,489)
Class I Shares
Shares sold	147,524	$ 1,853,822	248,368	$ 3,227,207
Shares issued to shareholders in reinvestment of dividends	13,343	168,634	28,767	373,311
Shares repurchased	(404,360)	(5,110,977)	(324,796)	(4,218,358)
Net increase (decrease)	(243,493)	$ (3,088,521)	(47,661)	$ (617,840)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	976,969	$ 13,796,790	3,652,741	$ 52,691,051
Shares issued to shareholders in reinvestment of dividends	225,376	3,163,339	484,727	6,996,636
Shares repurchased	(2,331,601)	(32,696,112)	(4,014,691)	(58,003,671)
Net increase (decrease)	(1,129,256)	$ (15,735,983)	122,777	$ 1,684,016
Class C Shares
Shares sold	112,428	$ 1,605,235	305,609	$ 4,418,312
Shares issued to shareholders in reinvestment of dividends	18,146	255,093	44,064	636,696
Shares repurchased	(391,205)	(5,511,104)	(1,643,503)	(23,680,682)
Net increase (decrease)	(260,631)	$ (3,650,776)	(1,293,830)	$ (18,625,674)
Class C2 Shares*
Shares sold	4,531	$ 64,981	128,207	$ 1,854,580
Shares issued to shareholders in reinvestment of dividends	1,174	16,505	1,355	19,602
Shares repurchased	(18,337)	(254,727)	(142)	(2,047)
Net increase (decrease)	(12,632)	$ (173,241)	129,420	$ 1,872,135
86   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2022 (Unaudited)
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	5,134,326	$ 72,723,282	9,472,649	$ 136,694,970
Shares issued to shareholders in reinvestment of dividends	474,465	6,651,162	974,350	14,045,182
Shares repurchased	(10,992,084)	(152,284,089)	(10,522,226)	(151,935,361)
Net increase (decrease)	(5,383,293)	$ (72,909,645)	(75,227)	$ (1,195,209)
* Effective date of this class of shares was October 1, 2020.
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
STRATEGIC MUNICIPAL INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	406,349	$ 6,197,471	982,855	$ 15,190,802
Shares issued to shareholders in reinvestment of dividends	39,640	597,800	81,453	1,260,156
Shares repurchased	(242,266)	(3,663,108)	(852,980)	(13,211,563)
Net increase (decrease)	203,723	$ 3,132,163	211,328	$ 3,239,395
Class C Shares
Shares sold	138,681	$ 2,108,855	169,860	$ 2,627,196
Shares issued to shareholders in reinvestment of dividends	5,194	78,410	12,233	189,390
Shares repurchased	(135,363)	(2,045,265)	(437,607)	(6,751,915)
Net increase (decrease)	8,512	$ 142,000	(255,514)	$ (3,935,329)
Class I Shares
Shares sold	4,545,062	$ 68,202,097	6,699,528	$ 103,913,515
Shares issued to shareholders in reinvestment of dividends	199,387	3,012,412	367,370	5,690,379
Shares repurchased	(5,113,185)	(76,601,009)	(2,416,145)	(37,428,390)
Net increase (decrease)	(368,736)	$ (5,386,500)	4,650,753	$ 72,175,504
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2022, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments).
	Purchases	Sales
Short Duration Municipal Fund	$ 63,357,638	$ 59,489,004
Limited Term Municipal Fund	876,887,767	891,361,210
Limited Term California Fund	61,588,234	60,153,189
Intermediate New Mexico Fund	4,547,394	12,155,960
Intermediate New York Fund	—	5,278,011
Intermediate Municipal Fund	49,440,020	110,894,912
Strategic Municipal Income Fund	55,891,998	66,208,241
Thornburg Municipal Funds Semi-Annual Report  |  87

Financial Highlights
Short Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022 (c)	$ 12.33	0.02	(0.34)	(0.32)	(0.02)	—	—	(0.02)	$ 11.99
2021	$ 12.37	0.03	(0.04)	(0.01)	(0.03)	—	—	(0.03)	$ 12.33
2020	$ 12.36	0.13	0.01	0.14	(0.13)	—	—	(0.13)	$ 12.37
2019	$ 12.27	0.16	0.09	0.25	(0.16)	—	—	(0.16)	$ 12.36
2018	$ 12.38	0.11	(0.11)	— (e)	(0.11)	—	—	(0.11)	$ 12.27
2017	$ 12.34	0.08	0.04	0.12	(0.08)	—	—	(0.08)	$ 12.38
CLASS I SHARES
2022 (c)	$ 12.33	0.03	(0.34)	(0.31)	(0.03)	—	—	(0.03)	$ 11.99
2021	$ 12.36	0.06	(0.03)	0.03	(0.06)	—	—	(0.06)	$ 12.33
2020	$ 12.36	0.16	(0.01)	0.15	(0.15)	—	—	(0.15)	$ 12.36
2019	$ 12.27	0.18	0.09	0.27	(0.18)	—	—	(0.18)	$ 12.36
2018	$ 12.37	0.14	(0.10)	0.04	(0.14)	—	—	(0.14)	$ 12.27
2017	$ 12.34	0.10	0.03	0.13	(0.10)	—	—	(0.10)	$ 12.37

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Total from investment operations was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
88  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Short Duration Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022 (c)	0.33 (d)	0.70 (d)	1.12 (d)	(2.60)	38.84	$ 15,497
2021	0.27	0.70	0.98	(0.05)	34.71	$ 16,332
2020	1.04	0.70	1.03	1.14	38.44	$ 24,581
2019	1.26	0.70	0.99	2.02	33.60	$ 16,899
2018	0.92	0.70	1.06	0.02	35.36	$ 19,497
2017	0.72	0.67	1.16	0.98	42.94	$ 16,412
CLASS I SHARES
2022 (c)	0.52 (d)	0.50 (d)	0.59 (d)	(2.50)	38.84	$ 150,810
2021	0.46	0.50	0.65	0.23	34.71	$ 179,245
2020	1.28	0.50	0.65	1.26	38.44	$ 132,539
2019	1.47	0.50	0.64	2.22	33.60	$ 224,343
2018	1.12	0.50	0.64	0.30	35.36	$ 162,259
2017	0.85	0.49	0.67	1.09	42.94	$ 53,765
Thornburg Municipal Funds Semi-Annual Report  |  89

Financial Highlights
Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022 (c)	$ 14.51	0.09	(0.72)	(0.63)	(0.09)	—	—	(0.09)	$ 13.79
2021	$ 14.64	0.19	(0.13)	0.06	(0.19)	—	—	(0.19)	$ 14.51
2020	$ 14.46	0.24	0.18	0.42	(0.24)	—	—	(0.24)	$ 14.64
2019	$ 14.10	0.26	0.36	0.62	(0.26)	—	—	(0.26)	$ 14.46
2018	$ 14.43	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$ 14.10
2017	$ 14.63	0.23	(0.20)	0.03	(0.23)	—	—	(0.23)	$ 14.43
CLASS C SHARES
2022 (c)	$ 14.53	0.07	(0.71)	(0.64)	(0.07)	—	—	(0.07)	$ 13.82
2021	$ 14.66	0.15	(0.13)	0.02	(0.15)	—	—	(0.15)	$ 14.53
2020	$ 14.48	0.20	0.18	0.38	(0.20)	—	—	(0.20)	$ 14.66
2019	$ 14.12	0.22	0.36	0.58	(0.22)	—	—	(0.22)	$ 14.48
2018	$ 14.46	0.20	(0.34)	(0.14)	(0.20)	—	—	(0.20)	$ 14.12
2017	$ 14.66	0.20	(0.20)	—	(0.20)	—	—	(0.20)	$ 14.46
CLASS C2 SHARES
2022 (c)	$ 14.54	0.05	(0.72)	(0.67)	(0.05)	—	—	(0.05)	$ 13.82
2021 (e)	$ 14.66	0.10	(0.12)	(0.02)	(0.10)	—	—	(0.10)	$ 14.54
CLASS I SHARES
2022 (c)	$ 14.51	0.11	(0.72)	(0.61)	(0.11)	—	—	(0.11)	$ 13.79
2021	$ 14.64	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$ 14.51
2020	$ 14.46	0.27	0.18	0.45	(0.27)	—	—	(0.27)	$ 14.64
2019	$ 14.10	0.29	0.36	0.65	(0.29)	—	—	(0.29)	$ 14.46
2018	$ 14.43	0.28	(0.33)	(0.05)	(0.28)	—	—	(0.28)	$ 14.10
2017	$ 14.64	0.28	(0.21)	0.07	(0.28)	—	—	(0.28)	$ 14.43

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
90  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022 (c)	1.29 (d)	0.69 (d)	0.69 (d)	(4.34)	17.97	$ 869,551
2021	1.28	0.69	0.69	0.39	22.29	$ 978,221
2020	1.63	0.69	0.69	2.91	20.62	$ 942,857
2019	1.80	0.69	0.69	4.41	21.22	$ 915,684
2018	1.67	0.71	0.71	(0.64)	16.29	$ 1,037,769
2017	1.62	0.73	0.73	0.24	17.56	$ 1,314,094
CLASS C SHARES
2022 (c)	1.01 (d)	0.96 (d)	0.96 (d)	(4.40)	17.97	$ 119,214
2021	1.00	0.97	0.97	0.11	22.29	$ 146,806
2020	1.39	0.94	0.94	2.65	20.62	$ 231,226
2019	1.56	0.94	0.94	4.16	21.22	$ 325,144
2018	1.43	0.95	0.95	(0.94)	16.29	$ 450,402
2017	1.38	0.97	0.97	0.01	17.56	$ 605,898
CLASS C2 SHARES
2022 (c)	0.74 (d)	1.24 (d)	1.42 (d)	(4.60)	17.97	$ 5,600
2021 (e)	0.69	1.24	1.72	(0.11)	22.29	$ 5,477
CLASS I SHARES
2022 (c)	1.51 (d)	0.46 (d)	0.46 (d)	(4.24)	17.97	$ 3,932,105
2021	1.50	0.46	0.46	0.61	22.29	$ 4,502,575
2020	1.87	0.46	0.46	3.15	20.62	$ 4,566,389
2019	2.04	0.45	0.45	4.67	21.22	$ 4,893,865
2018	1.95	0.43	0.43	(0.36)	16.29	$ 5,089,760
2017	1.93	0.42	0.42	0.49	17.56	$ 5,265,576
Thornburg Municipal Funds Semi-Annual Report  |  91

Financial Highlights
Limited Term California Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022 (c)	$ 13.66	0.07	(0.63)	(0.56)	(0.07)	—	—	(0.07)	$ 13.03
2021	$ 13.80	0.15	(0.14)	0.01	(0.15)	—	—	(0.15)	$ 13.66
2020	$ 13.72	0.18	0.08	0.26	(0.18)	—	—	(0.18)	$ 13.80
2019	$ 13.45	0.22	0.27	0.49	(0.22)	—	—	(0.22)	$ 13.72
2018	$ 13.78	0.20	(0.33)	(0.13)	(0.20)	—	—	(0.20)	$ 13.45
2017	$ 13.98	0.18	(0.20)	(0.02)	(0.18)	—	—	(0.18)	$ 13.78
CLASS C SHARES
2022 (c)	$ 13.67	0.06	(0.63)	(0.57)	(0.06)	—	—	(0.06)	$ 13.04
2021	$ 13.81	0.11	(0.14)	(0.03)	(0.11)	—	—	(0.11)	$ 13.67
2020	$ 13.73	0.15	0.07	0.22	(0.14)	—	—	(0.14)	$ 13.81
2019	$ 13.46	0.18	0.27	0.45	(0.18)	—	—	(0.18)	$ 13.73
2018	$ 13.79	0.17	(0.33)	(0.16)	(0.17)	—	—	(0.17)	$ 13.46
2017	$ 13.99	0.15	(0.20)	(0.05)	(0.15)	—	—	(0.15)	$ 13.79
CLASS C2 SHARES
2022 (c)	$ 13.67	0.06	(0.63)	(0.57)	(0.06)	—	—	(0.06)	$ 13.04
2021 (e)	$ 13.81	0.11	(0.13)	(0.02)	(0.12)	—	—	(0.12)	$ 13.67
CLASS I SHARES
2022 (c)	$ 13.67	0.09	(0.63)	(0.54)	(0.09)	—	—	(0.09)	$ 13.04
2021	$ 13.82	0.19	(0.15)	0.04	(0.19)	—	—	(0.19)	$ 13.67
2020	$ 13.73	0.21	0.10	0.31	(0.22)	—	—	(0.22)	$ 13.82
2019	$ 13.46	0.25	0.27	0.52	(0.25)	—	—	(0.25)	$ 13.73
2018	$ 13.79	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$ 13.46
2017	$ 13.99	0.22	(0.20)	0.02	(0.22)	—	—	(0.22)	$ 13.79

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
92  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term California Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022 (c)	1.11 (d)	0.74 (d)	0.93 (d)	(4.08)	14.65	$ 89,997
2021	1.11	0.74	0.92	0.10	16.22	$ 101,949
2020	1.33	0.80	0.92	1.93	25.88	$ 109,102
2019	1.58	0.93	0.93	3.63	17.86	$ 113,635
2018	1.50	0.92	0.92	(0.92)	25.20	$ 127,346
2017	1.33	0.93	0.93	(0.11)	18.25	$ 158,142
CLASS C SHARES
2022 (c)	0.82 (d)	1.02 (d)	1.29 (d)	(4.21)	14.65	$ 7,552
2021	0.82	1.02	1.27	(0.19)	16.22	$ 9,623
2020	1.06	1.09	1.20	1.64	25.88	$ 17,573
2019	1.31	1.21	1.21	3.34	17.86	$ 28,083
2018	1.23	1.19	1.19	(1.18)	25.20	$ 40,608
2017	1.08	1.19	1.19	(0.36)	18.25	$ 56,737
CLASS C2 SHARES
2022 (c)	0.83 (d)	1.02 (d)	4.89 (d)	(4.21)	14.65	$ 133
2021 (e)	0.84	1.02	6.50 (f)	(0.18)	16.22	$ 149
CLASS I SHARES
2022 (c)	1.35 (d)	0.49 (d)	0.71 (d)	(3.96)	14.65	$ 319,793
2021	1.35	0.49	0.70	0.27	16.22	$ 366,861
2020	1.56	0.54	0.69	2.25	25.88	$ 449,964
2019	1.84	0.67	0.68	3.90	17.86	$ 350,962
2018	1.76	0.66	0.67	(0.65)	25.20	$ 368,824
2017	1.62	0.64	0.64	0.19	18.25	$ 434,859
Thornburg Municipal Funds Semi-Annual Report  |  93

Financial Highlights
Intermediate New Mexico Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022 (c)	$ 13.40	0.10	(0.74)	(0.64)	(0.09)	—	—	(0.09)	$ 12.67
2021	$ 13.48	0.20	(0.09)	0.11	(0.19)	—	—	(0.19)	$ 13.40
2020	$ 13.35	0.24	0.14	0.38	(0.25)	—	—	(0.25)	$ 13.48
2019	$ 13.00	0.31	0.35	0.66	(0.31)	—	—	(0.31)	$ 13.35
2018	$ 13.30	0.33	(0.30)	0.03	(0.33)	—	—	(0.33)	$ 13.00
2017	$ 13.67	0.31	(0.37)	(0.06)	(0.31)	—	—	(0.31)	$ 13.30
CLASS D SHARES
2022 (c)	$ 13.41	0.08	(0.73)	(0.65)	(0.08)	—	—	(0.08)	$ 12.68
2021	$ 13.49	0.16	(0.08)	0.08	(0.16)	—	—	(0.16)	$ 13.41
2020	$ 13.36	0.21	0.13	0.34	(0.21)	—	—	(0.21)	$ 13.49
2019	$ 13.01	0.28	0.35	0.63	(0.28)	—	—	(0.28)	$ 13.36
2018	$ 13.31	0.30	(0.30)	—	(0.30)	—	—	(0.30)	$ 13.01
2017	$ 13.68	0.28	(0.37)	(0.09)	(0.28)	—	—	(0.28)	$ 13.31
CLASS I SHARES
2022 (c)	$ 13.40	0.12	(0.73)	(0.61)	(0.12)	—	—	(0.12)	$ 12.67
2021	$ 13.47	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$ 13.40
2020	$ 13.34	0.29	0.13	0.42	(0.29)	—	—	(0.29)	$ 13.47
2019	$ 13.00	0.35	0.34	0.69	(0.35)	—	—	(0.35)	$ 13.34
2018	$ 13.29	0.37	(0.29)	0.08	(0.37)	—	—	(0.37)	$ 13.00
2017	$ 13.67	0.36	(0.38)	(0.02)	(0.36)	—	—	(0.36)	$ 13.29

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate New Mexico Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022 (c)	1.44 (d)	0.99 (d)	0.99 (d)	(4.77)	3.30	$ 59,935
2021	1.46	0.98	0.98	0.85	7.43	$ 70,051
2020	1.83	0.98	0.98	2.84	22.92	$ 80,463
2019	2.37	0.97	0.97	5.15	17.26	$ 84,782
2018	2.51	0.97	0.97	0.24	7.77	$ 94,686
2017	2.36	0.98	0.98	(0.38)	8.61	$ 116,915
CLASS D SHARES
2022 (c)	1.19 (d)	1.24 (d)	1.28 (d)	(4.88)	3.30	$ 11,715
2021	1.20	1.24	1.29	0.59	7.43	$ 12,917
2020	1.57	1.24	1.26	2.58	22.92	$ 14,475
2019	2.10	1.24	1.25	4.87	17.26	$ 15,888
2018	2.26	1.23	1.23	(0.02)	7.77	$ 18,436
2017	2.13	1.21	1.21	(0.61)	8.61	$ 22,666
CLASS I SHARES
2022 (c)	1.76 (d)	0.67 (d)	0.71 (d)	(4.61)	3.30	$ 62,494
2021	1.77	0.67	0.71	1.24	7.43	$ 66,312
2020	2.13	0.67	0.71	3.16	22.92	$ 65,715
2019	2.66	0.67	0.69	5.39	17.26	$ 62,162
2018	2.82	0.67	0.68	0.62	7.77	$ 53,675
2017	2.68	0.66	0.66	(0.13)	8.61	$ 62,243
Thornburg Municipal Funds Semi-Annual Report  |  95

Financial Highlights
Intermediate New York Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022 (c)	$ 12.88	0.12	(0.70)	(0.58)	(0.12)	—	—	(0.12)	$ 12.18
2021	$ 12.96	0.23	(0.07)	0.16	(0.24)	—	—	(0.24)	$ 12.88
2020	$ 12.95	0.26	0.01	0.27	(0.26)	—	—	(0.26)	$ 12.96
2019	$ 12.61	0.30	0.34	0.64	(0.30)	—	—	(0.30)	$ 12.95
2018	$ 13.00	0.30	(0.39)	(0.09)	(0.30)	—	—	(0.30)	$ 12.61
2017	$ 13.40	0.33	(0.40)	(0.07)	(0.33)	—	—	(0.33)	$ 13.00
CLASS I SHARES
2022 (c)	$ 12.88	0.14	(0.69)	(0.55)	(0.14)	—	—	(0.14)	$ 12.19
2021	$ 12.96	0.27	(0.07)	0.20	(0.28)	—	—	(0.28)	$ 12.88
2020	$ 12.95	0.30	0.01	0.31	(0.30)	—	—	(0.30)	$ 12.96
2019	$ 12.61	0.34	0.34	0.68	(0.34)	—	—	(0.34)	$ 12.95
2018	$ 13.00	0.34	(0.39)	(0.05)	(0.34)	—	—	(0.34)	$ 12.61
2017	$ 13.40	0.37	(0.40)	(0.03)	(0.37)	—	—	(0.37)	$ 13.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
96  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate New York Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022 (c)	1.85 (d)	0.99 (d)	1.17 (d)	(4.55)	0.00	$ 19,963
2021	1.77	0.99	1.14	1.20	11.29	$ 23,885
2020	2.01	0.99	1.14	2.10	18.61	$ 27,120
2019	2.38	0.99	1.12	5.16	17.75	$ 26,416
2018	2.36	0.99	1.08	(0.68)	15.88	$ 33,778
2017	2.50	0.99	1.09	(0.52)	11.11	$ 36,576
CLASS I SHARES
2022 (c)	2.16 (d)	0.67 (d)	0.92 (d)	(4.32)	0.00	$ 16,388
2021	2.09	0.67	0.93	1.52	11.29	$ 20,454
2020	2.33	0.67	0.91	2.43	18.61	$ 21,197
2019	2.69	0.67	0.88	5.50	17.75	$ 24,550
2018	2.68	0.67	0.82	(0.36)	15.88	$ 24,010
2017	2.81	0.67	0.77	(0.20)	11.11	$ 27,217
Thornburg Municipal Funds Semi-Annual Report  |  97

Financial Highlights
Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022 (c)	$ 14.35	0.15	(0.87)	(0.72)	(0.15)	—	—	(0.15)	$ 13.48
2021	$ 14.37	0.33	(0.02)	0.31	(0.33)	—	—	(0.33)	$ 14.35
2020	$ 14.33	0.35	0.04	0.39	(0.35)	—	—	(0.35)	$ 14.37
2019	$ 13.80	0.34	0.53	0.87	(0.34)	—	—	(0.34)	$ 14.33
2018	$ 14.15	0.32	(0.35)	(0.03)	(0.32)	—	—	(0.32)	$ 13.80
2017	$ 14.47	0.30	(0.32)	(0.02)	(0.30)	—	—	(0.30)	$ 14.15
CLASS C SHARES
2022 (c)	$ 14.37	0.13	(0.87)	(0.74)	(0.13)	—	—	(0.13)	$ 13.50
2021	$ 14.39	0.27	(0.01)	0.26	(0.28)	—	—	(0.28)	$ 14.37
2020	$ 14.35	0.30	0.04	0.34	(0.30)	—	—	(0.30)	$ 14.39
2019	$ 13.82	0.29	0.53	0.82	(0.29)	—	—	(0.29)	$ 14.35
2018	$ 14.17	0.27	(0.35)	(0.08)	(0.27)	—	—	(0.27)	$ 13.82
2017	$ 14.49	0.26	(0.32)	(0.06)	(0.26)	—	—	(0.26)	$ 14.17
CLASS C2 SHARES
2022 (c)	$ 14.37	0.13	(0.87)	(0.74)	(0.13)	—	—	(0.13)	$ 13.50
2021 (e)	$ 14.39	0.27	(0.02)	0.25	(0.27)	—	—	(0.27)	$ 14.37
CLASS I SHARES
2022 (c)	$ 14.34	0.17	(0.87)	(0.70)	(0.17)	—	—	(0.17)	$ 13.47
2021	$ 14.35	0.36	(0.01)	0.35	(0.36)	—	—	(0.36)	$ 14.34
2020	$ 14.31	0.38	0.04	0.42	(0.38)	—	—	(0.38)	$ 14.35
2019	$ 13.78	0.38	0.53	0.91	(0.38)	—	—	(0.38)	$ 14.31
2018	$ 14.13	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	$ 13.78
2017	$ 14.46	0.35	(0.33)	0.02	(0.35)	—	—	(0.35)	$ 14.13

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
98  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022 (c)	2.17 (d)	0.77 (d)	0.90 (d)	(5.03)	5.19	$ 293,034
2021	2.26	0.77	0.91	2.16	10.20	$ 328,170
2020	2.45	0.81	0.90	2.76	17.84	$ 326,770
2019	2.44	0.89	0.89	6.39	15.88	$ 313,967
2018	2.29	0.89	0.89	(0.21)	20.68	$ 324,199
2017	2.15	0.92	0.92	(0.08)	24.04	$ 387,790
CLASS C SHARES
2022 (c)	1.80 (d)	1.14 (d)	1.32 (d)	(5.20)	5.19	$ 28,742
2021	1.89	1.14	1.30	1.78	10.20	$ 34,344
2020	2.08	1.18	1.28	2.38	17.84	$ 52,996
2019	2.08	1.24	1.26	6.02	15.88	$ 76,994
2018	1.94	1.24	1.26	(0.55)	20.68	$ 104,093
2017	1.83	1.24	1.27	(0.40)	24.04	$ 140,176
CLASS C2 SHARES
2022 (c)	1.80 (d)	1.14 (d)	1.98 (d)	(5.20)	5.19	$ 1,577
2021 (e)	1.85	1.14	2.62	1.76	10.20	$ 1,860
CLASS I SHARES
2022 (c)	2.41 (d)	0.53 (d)	0.66 (d)	(4.92)	5.19	$ 553,428
2021	2.50	0.53	0.67	2.47	10.20	$ 666,356
2020	2.69	0.56	0.65	3.01	17.84	$ 668,185
2019	2.67	0.65	0.65	6.66	15.88	$ 730,144
2018	2.55	0.63	0.63	0.05	20.68	$ 905,641
2017	2.45	0.62	0.62	0.15	24.04	$ 951,888
Thornburg Municipal Funds Semi-Annual Report  |  99

Financial Highlights
Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022 (c)	$ 15.43	0.14	(0.95)	(0.81)	(0.14)	—	—	(0.14)	$ 14.48
2021	$ 15.33	0.30	0.10	0.40	(0.30)	—	—	(0.30)	$ 15.43
2020	$ 15.32	0.38	0.01	0.39	(0.38)	—	—	(0.38)	$ 15.33
2019	$ 14.82	0.39	0.50	0.89	(0.39)	—	—	(0.39)	$ 15.32
2018	$ 15.14	0.37	(0.32)	0.05	(0.37)	—	—	(0.37)	$ 14.82
2017	$ 15.53	0.35	(0.39)	(0.04)	(0.35)	—	—	(0.35)	$ 15.14
CLASS C SHARES
2022 (c)	$ 15.45	0.10	(0.95)	(0.85)	(0.10)	—	—	(0.10)	$ 14.50
2021	$ 15.34	0.23	0.11	0.34	(0.23)	—	—	(0.23)	$ 15.45
2020	$ 15.34	0.30	— (e)	0.30	(0.30)	—	—	(0.30)	$ 15.34
2019	$ 14.84	0.32	0.50	0.82	(0.32)	—	—	(0.32)	$ 15.34
2018	$ 15.16	0.30	(0.32)	(0.02)	(0.30)	—	—	(0.30)	$ 14.84
2017	$ 15.54	0.28	(0.38)	(0.10)	(0.28)	—	—	(0.28)	$ 15.16
CLASS I SHARES
2022 (c)	$ 15.45	0.15	(0.95)	(0.80)	(0.16)	—	—	(0.16)	$ 14.49
2021	$ 15.34	0.34	0.11	0.45	(0.34)	—	—	(0.34)	$ 15.45
2020	$ 15.33	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$ 15.34
2019	$ 14.84	0.42	0.49	0.91	(0.42)	—	—	(0.42)	$ 15.33
2018	$ 15.16	0.41	(0.32)	0.09	(0.41)	—	—	(0.41)	$ 14.84
2017	$ 15.54	0.39	(0.38)	0.01	(0.39)	—	—	(0.39)	$ 15.16

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
100  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Strategic Municipal Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022 (c)	1.82 (d)	0.81 (d)	1.24 (d)	(5.29)	16.74	$ 64,156
2021	1.96	0.81	1.26	2.65	10.43	$ 65,220
2020	2.47	0.87	1.26	2.56	32.45	$ 61,537
2019	2.59	1.00	1.26	6.08	20.04	$ 56,124
2018	2.49	1.00	1.28	0.36	21.06	$ 53,693
2017	2.30	1.09	1.30	(0.23)	27.35	$ 61,525
CLASS C SHARES
2022 (c)	1.35 (d)	1.28 (d)	1.73 (d)	(5.51)	16.74	$ 11,153
2021	1.50	1.28	1.71	2.24	10.43	$ 11,753
2020	2.00	1.35	1.65	2.02	32.45	$ 15,591
2019	2.13	1.47	1.65	5.58	20.04	$ 20,085
2018	2.01	1.48	1.64	(0.12)	21.06	$ 24,951
2017	1.88	1.52	1.66	(0.59)	27.35	$ 32,926
CLASS I SHARES
2022 (c)	2.03 (d)	0.59 (d)	0.97 (d)	(5.24)	16.74	$ 275,137
2021	2.17	0.59	0.97	2.94	10.43	$ 298,871
2020	2.68	0.65	0.99	2.79	32.45	$ 225,486
2019	2.81	0.78	0.98	6.24	20.04	$ 219,535
2018	2.72	0.78	0.96	0.59	21.06	$ 185,555
2017	2.56	0.83	0.94	0.09	27.35	$ 174,892
Thornburg Municipal Funds Semi-Annual Report  |  101

Expense Example
March 31, 2022 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2021, and held until March 31, 2022.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, October 1, 2021 and held through March 31, 2022.
	Actual		Hypothetical *
	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21-3/31/22	Ending Account Value 3/31/22	Expenses Paid During Period† 10/1/21-3/31/22	Annualized Expense Ratio
SHORT DURATION MUNICIPAL FUND
CLASS A SHARES	$974.03	$3.45	$1,021.44	$3.53	0.70%
CLASS I SHARES	$975.00	$2.46	$1,022.44	$2.52	0.50%
LIMITED TERM MUNICIPAL FUND
CLASS A SHARES	$956.56	$3.37	$1,021.49	$3.48	0.69%
CLASS C SHARES	$956.03	$4.68	$1,020.14	$4.84	0.96%
CLASS C2 SHARES	$954.03	$6.04	$1,018.75	$6.24	1.24%
CLASS I SHARES	$957.65	$2.25	$1,022.64	$2.32	0.46%
LIMITED TERM CALIFORNIA FUND
CLASS A SHARES	$959.20	$3.61	$1,021.24	$3.73	0.74%
CLASS C SHARES	$957.88	$4.98	$1,019.85	$5.14	1.02%
CLASS C2 SHARES	$957.89	$4.98	$1,019.85	$5.14	1.02%
CLASS I SHARES	$960.43	$2.39	$1,022.49	$2.47	0.49%
INTERMEDIATE NEW MEXICO FUND
CLASS A SHARES	$952.34	$4.82	$1,020.00	$4.99	0.99%
CLASS D SHARES	$951.19	$6.03	$1,018.75	$6.24	1.24%
CLASS I SHARES	$953.86	$3.26	$1,021.59	$3.38	0.67%
INTERMEDIATE NEW YORK FUND
CLASS A SHARES	$954.46	$4.82	$1,020.00	$4.99	0.99%
CLASS I SHARES	$956.77	$3.27	$1,021.59	$3.38	0.67%
102  |   Thornburg Municipal Funds Semi-Annual Report

Expense Example, Continued
March 31, 2022 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21-3/31/22	Ending Account Value 3/31/22	Expenses Paid During Period† 10/1/21-3/31/22	Annualized Expense Ratio
INTERMEDIATE MUNICIPAL FUND
CLASS A SHARES	$949.70	$3.74	$1,021.09	$3.88	0.77%
CLASS C SHARES	$948.02	$5.54	$1,019.25	$5.74	1.14%
CLASS C2 SHARES	$948.01	$5.54	$1,019.25	$5.74	1.14%
CLASS I SHARES	$950.79	$2.58	$1,022.29	$2.67	0.53%
STRATEGIC MUNICIPAL INCOME FUND
CLASS A SHARES	$947.11	$3.93	$1,020.89	$4.08	0.81%
CLASS C SHARES	$944.95	$6.21	$1,018.55	$6.44	1.28%
CLASS I SHARES	$947.57	$2.86	$1,021.99	$2.97	0.59%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
Thornburg Municipal Funds Semi-Annual Report  |  103

Other Information
March 31, 2022 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 8, 2021, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2020 through November 20, 2021 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
104  |   Thornburg Municipal Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 14, 2021
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Municipal Funds Semi-Annual Report  |  105

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $44.3 billion (as of March 31, 2022) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The funds outlined in this report are some of the many equity and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
106  |   Thornburg Municipal Funds Semi-Annual Report

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Thornburg Municipal Funds Semi-Annual Report  |  107

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4626

Semi-Annual Report | March 31, 2022

THORNBURG CAPITAL MANAGEMENT FUND

Thornburg Capital Management Fund
Semi-Annual Report  |  March 31, 2022

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Capital Management Fund  |  March 31, 2022 (Unaudited)
Dear Shareholder:
A one-time colleague of mine from decades ago, who was prone to malapropisms, was also a Yogi Berra-esque source of wisdom at times. These days, I recall one of his pronouncements around the time of the dot.com bubble and crash: “Just when you think you’re out of the woods, you go right back into the soup.” This seems to be appropriate relative to our emergence from a Covid-dominated recession into a new world that hinges on massively increasing price pressures and a geopolitical worst-case-scenario in Russia/Ukraine. I don’t expect the volatility that we’ve seen in the last six months to abate and given somewhat elevated risk asset prices (though deflated from my last letter to you), markets remain vulnerable to shocks. High inflation has been one of those shocks, and it will take some time to resolve factors contributing to that inflation, such as supply-chain challenges, home price appreciation effects on measured shelter costs, and labor cost and availability issues. Ultimately, we expect various central banks across the globe, certainly including the Federal Reserve, to be forced to make a choice between containing inflation at the expense of employment and losing control of inflation expectations in the name of supporting a hotter economy. It’s a tightrope walk without a net and just one of many elements of uncertainty in the aftermath of Covid.
In recent weeks, we’ve seen yields on most fixed income securities rise dramatically. Combined with the very low starting point on income return, the past quarter has been one of the worst in history for those markets. Because many arguments around valuation in equities hinged on the TINA argument (“There Is No Alternative”), and because the earnings yield (essentially the inverse of the Price/Earnings ratio) on equities far surpassed the yield on bonds, there has been a crossover effect into other risky assets. While we view this as only part of the overall valuation conversation, any time investors experience outsized moves in major markets, it’s worth taking a deeper dive. In this case, we expect that the dramatic shift of policymakers’ approach from stimulating growth to containing price pressures may drain liquidity and leave some market participants feeling like a fish out of water.
As in any environment, we will be focused on you, our clients, as our most important constituency. Though there is never a guarantee that we will be able to navigate the evolving marketplace as well as we may have before, I have a confidence born of experience that our unsiloed, global approach to active investment management gives us a distinct advantage. It is always the case that with challenge comes opportunity, and I have watched our portfolios perform well over the years when difficult situations arise. We continue to see that no market is an island, and the effects from actions somewhere in the world are felt everywhere. Our process, which focuses on this interconnection through the development of a collaborative and deeply informed perspective, is designed to thrive in these investment conditions.
As we’ve discussed in the past, the story of Thornburg is one of consistent and deliberate evolution to meet your needs in the context of a changing business and investment environment. As an example of this, we have completed the integration of Environmental, Social, and Governance (ESG) considerations across our product set. While this does not mean that these considerations are part of our Principal Investment Strategy for all portfolios, it does mean that, when evaluating potential investment opportunities, we evaluate the significance of a company’s ESG characteristics and their potential to impact the company’s investment performance. We believe that the integration of those ESG considerations into our investment process, alongside the other factors that we consider when evaluating investments, is consistent with our long-term investment time horizon for both individual assets and whole portfolios, as well as an indelible part of the market landscape.
I have great respect for other investment firms and there are many good products that are available to investors. “It’s tough to make predictions, especially, about the future” – an actual Yogi-ism – but we believe that in times like these, our firm’s broad perspective and collaborative, unsiloed approach is our differentiator. These qualities are what underlie the excellent long-term outcomes we’ve been able to deliver: we’re built to deliver on the promise of active management.
Thank you so much for your time, and for your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Semi-Annual Report

Thornburg Capital Management Fund

Investment Goal and
Fund Overview
Thornburg Capital Management Fund seeks current income consistent with liquidity management and safety of capital.
Under normal circumstances, the Fund invests 100% of its net assets in a portfolio of debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, judged to be of comparable quality by the Fund’s investment advisor, and in cash, cash equivalents and cash sweep programs, consistent with the Fund’s investment goal.
The Fund seeks to provide superior risk exposures - higher returns and lower costs - for cash management across the Thornburg family of funds. By combining the cash balances of eligible Thornburg Investment Trust portfolios and other eligible clients of Thornburg into a single pool of high quality, short-term instruments, the Fund seeks to reduce the costs of investing and significantly diversify and reduce risk exposures in any given portfolio.
The Fund’s investment strategy helps illustrate Thornburg’s long-standing culture of efficient capital stewardship, and Thornburg’s efforts to benefit all eligible portfolios through reduced transaction costs and more efficient management.
Performance drivers and detractors for the reporting period ended March 31, 2022
•	The Fund generated positive total returns and outpaced its benchmark index, the FTSE 1-Month Treasury Bill Index during the six-month period ended March 31, 2022.
•	Over the period, the Fund maintained a per share price of $10.00, which has not fluctuated since the Fund’s inception, and is consistent with its goal of "safety of capital".
•	A rising interest rate environment provided Fund’s investments with the ability to generate better yields.
•	As of March 31, 2022, the Fund has matched or outperformed its benchmark index for all standard time periods since inception.
Performance Summary
March 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class I Shares (Incep: 7/31/15)	0.16%	0.84%	1.22%	-	1.04%
FTSE 1-Month T-Bill Index (Since 7/31/15)	0.04%	0.70%	1.04%	-	0.83%
30-DAY YIELDS, CLASS I SHARES
Annualized Distribution Yield	0.51%
SEC Yield	0.49%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Glossary
The FTSE 1-Month Treasury Bill Local Currency measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Semi-Annual Report  |  5

Schedule of Investments
Thornburg Capital Management Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	U.S. Treasury Securities — 0.5%
	United States Treasury Bill, 0.28% due 5/24/2022	$ 6,900,000	$ 6,897,196
	Total U.S. Treasury Securities (Cost $6,897,196)		6,897,196
	Commercial Paper — 102.9%
	Ameren Corp., 0.659% due 4/4/2022	6,000,000	5,999,675
	Ameren Illinois Co., 0.558% due 4/4/2022	25,000,000	24,998,854
	Amphenol Corp.,
[a]	0.964% due 4/11/2022	21,000,000	20,994,458
[a]	0.812% due 4/13/2022	1,000,000	999,733
[a]	Anthem, Inc., 0.608% due 4/1/2022	32,000,000	32,000,000
[a]	Aon Corp., 0.507% due 4/1/2022	22,000,000	22,000,000
	Arizona Public Service Co.,
	0.588% due 4/1/2022	23,000,000	23,000,000
	0.629% due 4/6/2022	8,000,000	7,999,311
[a]	AT&T, Inc., 0.761% due 4/12/2022	1,000,000	999,771
	AutoZone, Inc.,
[a]	0.608% due 4/1/2022	25,000,000	25,000,000
[a]	0.608% due 4/5/2022	5,000,000	4,999,667
[a]	0.659% due 4/12/2022	2,000,000	1,999,603
[a]	0.659% due 4/13/2022	1,000,000	999,783
[a]	0.609% due 4/20/2022	23,000,000	22,992,717
[a]	Avery Dennison Corp., 0.507% due 4/1/2022	31,000,000	31,000,000
	Baltimore Gas & Electric Co.,
	0.507% due 4/4/2022	12,000,000	11,999,500
	0.761% due 4/12/2022	18,000,000	17,995,875
	BAT International Finance PLC,
[a,b]	0.811% due 4/1/2022	1,000,000	1,000,000
[a,b]	0.71% due 4/7/2022	5,300,000	5,299,382
[a,b]	0.862% due 4/11/2022	7,000,000	6,998,347
[a,b]	Canadian National Railway Co., 0.456% due 4/21/2022	18,989,000	18,984,253
	Canadian Pacific Railway Co.,
[a,b]	0.608% due 4/4/2022	693,000	692,965
[a,b]	0.71% due 4/4/2022	7,400,000	7,399,568
[a,b]	0.71% due 4/5/2022	20,000,000	19,998,445
	Caterpillar Financial Services Corp., 0.284% due 4/1/2022	31,000,000	31,000,000
[a]	CenterPoint Energy Resources Corp., 0.497% due 4/4/2022	31,000,000	30,998,734
	Cintas Corp. No. 2,
[a]	0.659% due 4/1/2022	5,000,000	5,000,000
[a]	0.558% due 4/4/2022	31,000,000	30,998,579
[a]	Colgate-Palmolive Co., 0.304% due 4/8/2022	2,280,000	2,279,867
	Consolidated Edison Co. of New York, Inc.,
[a]	0.862% due 4/5/2022	3,850,000	3,849,636
[a]	0.73% due 4/8/2022	2,000,000	1,999,720
[a]	0.832% due 4/11/2022	20,000,000	19,995,444
[a]	0.761% due 4/12/2022	1,000,000	999,771
[a]	0.811% due 4/12/2022	7,000,000	6,998,289
[a]	Dollar General Corp., 0.558% due 4/6/2022	33,000,000	32,997,479
	Ecolab, Inc.,
[a]	0.71% due 4/8/2022	22,000,000	21,997,006
[a]	0.812% due 4/11/2022	4,100,000	4,099,089
[a]	0.761% due 4/18/2022	5,000,000	4,998,229
[a,b]	Electricite de France SA, 0.527% due 4/1/2022	34,000,000	34,000,000
[a]	Eni Finance USA, Inc., 1.065% due 4/13/2022	4,000,000	3,998,600
	Entergy Corp.,
[a]	0.507% due 4/1/2022	6,000,000	6,000,000
[a]	0.558% due 4/5/2022	16,000,000	15,999,022
[a]	Evergy Kansas Central, Inc., 0.608% due 4/5/2022	500,000	499,967
	Evergy Missouri West, Inc.,
	0.71% due 4/4/2022	500,000	499,971
[a]	0.608% due 4/6/2022	10,000,000	9,999,167
[a]	Hitachi America Capital Ltd., 0.862% due 4/6/2022	32,000,000	31,996,222
6 | Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	HP, Inc.,
[a]	0.862% due 4/18/2022	$ 1,000,000	$ 999,599
[a]	0.913% due 4/18/2022	3,000,000	2,998,725
[a]	0.862% due 4/22/2022	30,000,000	29,985,125
[a]	Intercontinental Exchange., 1.015% due 4/29/2022	6,000,000	5,995,333
[a]	Jm Smucker Co., 0.558% due 4/1/2022	25,000,000	25,000,000
	Kellogg Company.,
[a]	0.71% due 4/4/2022	1,000,000	999,942
[a]	0.73% due 4/4/2022	1,000,000	999,940
	Kentucky Utilities Co.,
[a]	0.649% due 4/4/2022	15,000,000	14,999,200
[a]	0.71% due 4/6/2022	3,000,000	2,999,708
[a]	0.913% due 4/6/2022	14,000,000	13,998,250
[a]	0.751% due 4/11/2022	1,950,000	1,949,599
	Louisville Gas & Electric Co.,
[a]	0.649% due 4/4/2022	15,000,000	14,999,200
[a]	0.761% due 4/4/2022	6,000,000	5,999,625
[a]	0.761% due 4/5/2022	7,580,000	7,579,368
[a]	0.964% due 4/27/2022	4,000,000	3,997,256
[a]	Lowe’s Cos., Inc., 0.71% due 4/4/2022	12,400,000	12,399,277
	Marsh & McLennan Cos., Inc.,
[a]	0.761% due 4/8/2022	14,000,000	13,997,958
[a]	0.812% due 4/22/2022	3,000,000	2,998,600
	McCormick & Co., Inc.,
[a]	0.558% due 4/1/2022	14,195,000	14,195,000
[a]	0.608% due 4/8/2022	31,000,000	30,996,383
	Mitsubishi HC Capital America, Inc.,
	0.811% due 4/4/2022	7,000,000	6,999,533
	0.558% due 4/1/2022	27,000,000	27,000,000
[a]	Mondelez International, Inc., 0.659% due 4/4/2022	33,000,000	32,998,213
	Oglethorpe Power Corp.,
[a]	1.014% due 4/4/2022	2,000,000	1,999,833
[a]	0.761% due 4/7/2022	1,000,000	999,875
[a]	0.893% due 4/12/2022	772,000	771,792
[a]	0.964% due 4/12/2022	946,000	945,725
[a]	1.015% due 4/12/2022	5,000,000	4,998,472
[a]	1.015% due 4/14/2022	24,000,000	23,991,333
	One Gas, Inc.,
[a]	0.964% due 4/7/2022	1,765,000	1,764,721
[a]	0.994% due 4/14/2022	18,000,000	17,993,630
[a]	1.065% due 4/18/2022	1,000,000	999,504
	Ppg Industries.,
	0.74% due 4/5/2022	6,000,000	5,999,513
	0.761% due 4/5/2022	1,000,000	999,917
	Puget Sound Energy, Inc.,
	0.862% due 4/11/2022	10,000,000	9,997,639
	0.70% due 4/12/2022	2,149,000	2,148,547
	Rockwell Automation, Inc.,
[a]	0.487% due 4/11/2022	25,000,000	24,996,667
[a]	0.507% due 4/11/2022	4,000,000	3,999,445
[a]	0.507% due 4/14/2022	5,000,000	4,999,097
	Ryder System, Inc.,
	0.862% due 4/5/2022	6,000,000	5,999,433
	0.822% due 4/8/2022	16,505,000	16,502,401
	0.822% due 4/11/2022	10,300,000	10,297,683
	0.811% due 4/12/2022	1,000,000	999,756
	Sempra Energy.,
[a]	0.50% due 4/6/2022	25,000,000	24,997,153
[a]	0.832% due 4/7/2022	7,000,000	6,999,043
[a]	0.44% due 4/8/2022	2,000,000	1,999,681
	Sonoco Products Co.,
	0.537% due 4/1/2022	31,000,000	31,000,000
	0.507% due 4/4/2022	31,000,000	30,998,708
See notes to financial statements.	Semi-Annual Report | 7

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2022 (Unaudited)
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
[a]	Southern California Edison Co., 0.811% due 4/6/2022	$34,000,000	$ 33,996,222
	Southwestern Public Service Co.,
[a]	0.761% due 4/1/2022	1,000,000	1,000,000
[a]	0.781% due 4/1/2022	31,000,000	31,000,000
[a]	0.771% due 4/6/2022	1,000,000	999,895
[a]	0.811% due 4/6/2022	1,000,000	999,889
	Spire, Inc.,
[a]	0.771% due 4/4/2022	5,000,000	4,999,683
[a]	0.609% due 4/11/2022	15,000,000	14,997,500
[a]	Stanley Black & Decker, Inc., 0.507% due 4/18/2022	3,000,000	2,999,292
[a]	Stryker Corp., 0.862% due 4/4/2022	32,000,000	31,997,733
[a,b]	Telus Corp., 0.761% due 4/5/2022	1,121,000	1,120,907
	TotalEnergies Capital Canada Ltd.,
[a,b]	0.406% due 4/8/2022	22,000,000	21,998,289
[a,b]	0.355% due 4/19/2022	9,000,000	8,998,425
	Union Electric Co.,
	0.588% due 4/1/2022	32,000,000	32,000,000
	0.913% due 4/1/2022	2,831,000	2,831,000
	Verizon Communications, Inc.,
[a]	0.659% due 4/6/2022	500,000	499,955
[a]	0.781% due 4/6/2022	32,596,000	32,592,514
	Virginia Electric & Power Co., 0.71% due 4/21/2022	34,000,000	33,986,778
[a]	Volvo Treasury North America LP, 0.913% due 4/20/2022	33,000,000	32,984,325
[a]	Walmart, Inc., 0.335% due 4/13/2022	34,000,000	33,996,260
	WEC Energy Group, Inc.,
[a]	1.014% due 4/11/2022	5,000,000	4,998,611
[a]	0.994% due 4/19/2022	25,000,000	24,987,750
[a]	0.994% due 4/20/2022	3,000,000	2,998,448
	Wisconsin Power & Light Co., 0.507% due 4/4/2022	34,000,000	33,998,583
	Wisconsin Public Service Corp.,
	0.527% due 4/5/2022	25,000,000	24,998,556
	0.507% due 4/6/2022	6,000,000	5,999,583
	Xcel Energy, Inc.,
[a]	0.608% due 4/7/2022	28,000,000	27,997,200
[a]	0.913% due 4/11/2022	3,000,000	2,999,250
	Total Commercial Paper (Cost $1,583,018,749)		1,583,018,749
	Mutual Fund — 0.0%
[c]	State Street Institutional Treasury Money Market Fund Premier Class, 0.17%	532,589	532,589
	Total Mutual Fund (Cost $532,589)		532,589
	Total Investments — 103.4% (Cost $1,590,448,534)		$1,590,448,534
	Liabilities Net of Other Assets — (3.4)%		(52,601,896)
	Net Assets — 100.0%		$1,537,846,638

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, the aggregate value of these securities in the Fund’s portfolio was $1,176,767,933, representing 76.52% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Rate represents the money market fund annualized seven-day yield at March 31, 2022.
8 | Semi-Annual Report	See notes to financial statements.

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  March 31, 2022 (Unaudited)
ASSETS
Investment in securities, at cost	$ 1,590,448,534
Investments at value	1,590,448,534
Cash	150,393,315
Principal and interest receivable	51,767
Prepaid expenses and other assets	8,267
Total Assets	1,740,901,883
Liabilities
Payable for investments purchased	202,979,916
Accounts payable and accrued expenses	75,329
Total Liabilities	203,055,245
Net Assets	$ 1,537,846,638
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,537,826,033
Distributable earnings	20,605
Net Assets	$ 1,537,846,638
NET ASSET VALUE
Class I Shares:
Net assets applicable to shares outstanding	$ 1,537,846,638
Shares outstanding	153,784,973
Net asset value and redemption price per share	$ 10.00
See notes to financial statements.
Semi-Annual Report  |  9

Statement of Operations
Thornburg Capital Management Fund  |  Six Months Ended March 31, 2022 (Unaudited)
INVESTMENT INCOME
Interest income	$ 2,010,445
Dividend income	72
Total Income	2,010,517
EXPENSES
Transfer agent fees	2,272
Custodian fees	62,901
Professional fees	17,012
Officer fees	6,541
Other expenses	10,544
Total Expenses	99,270
Net Investment Income (Loss)	$ 1,911,247
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	23,601
Net Realized and Unrealized Gain (Loss)	23,601
Change in Net Assets Resulting from Operations	$ 1,934,848
See notes to financial statements.
10   |  Semi-Annual Report

Statements of Changes in Net Assets
Thornburg Capital Management Fund
	Six Months Ended March 31, 2022*	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 1,911,247	$ 2,449,055
Net realized gain (loss) on investments	23,601	5,567
Net Increase (Decrease) in Net Assets Resulting from Operations	1,934,848	2,454,622
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(1,919,804)	(2,449,509)
FUND SHARE TRANSACTIONS
Class I Shares	(522,281,062)	398,819,337
Net Increase (Decrease) in Net Assets	(522,266,018)	398,824,450
NET ASSETS
Beginning of Period	2,060,112,656	1,661,288,206
End of Period	$ 1,537,846,638	$ 2,060,112,656

*	Unaudited.
See notes to financial statements.
Semi-Annual Report  |  11

Notes to Financial Statements
Thornburg Capital Management Fund  |  March 31, 2022 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment goal is to seek current income consistent with liquidity management and safety of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, foreign investment risk, liquidity risk, diversification risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of March 31, 2022, the Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will effect all purchases and sells of shares of the Fund on behalf of any series of the Trust.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
12   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2022 (Unaudited)
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2022 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities held with a maturity of less than 60 days are valued using the amortized cost method. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Committee determines such method does not represent fair value. Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method approved by the Audit Committee.
Semi-Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2022 (Unaudited)
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2022:
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 6,897,196	$ —	$ 6,897,196	$ —
Commercial Paper	1,583,018,749	—	1,583,018,749	—
Mutual Fund	532,589	532,589	—	—
Total Investments in Securities	$ 1,590,448,534	$ 532,589	$ 1,589,915,945	$ —
Total Assets	$ 1,590,448,534	$ 532,589	$ 1,589,915,945	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2022, the Fund had no such transactions with affiliated funds.
14   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2022 (Unaudited)
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2022, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2022, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,590,448,534
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
There is no unrealized gain (loss) in the Fund at March 31, 2022 due to all securities with less than 60 days to maturity being valued by the amortized cost method.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2022, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2022		YEAR ENDED September 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	510,304,330	$ 5,103,043,302	999,368,358	$ 9,993,683,575
Shares issued to shareholders in reinvestment of dividends	191,981	1,919,805	244,951	2,449,509
Shares repurchased	(562,724,417)	(5,627,244,169)	(959,731,375)	(9,597,313,747)
Net increase (decrease)	(52,228,106)	$ (522,281,062)	39,881,934	$ 398,819,337
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2022, the Fund had no purchase and sale transactions of investments other than short-term investments.
Semi-Annual Report  |  15

Financial Highlights
	Per Share Performance (For a Share Outstanding throughout the Period)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I(b)
2022 (c)	$ 10.00	0.01	— (d)	0.01	(0.01)	—	(0.01)	$ 10.00
2021	$ 10.00	0.01	— (d)	0.01	(0.01)	—	(0.01)	$ 10.00
2020	$ 10.00	0.10	0.01	0.11	(0.11)	—	(0.11)	$ 10.00
2019	$ 10.00	0.24	—	0.24	(0.24)	—	(0.24)	$ 10.00
2018	$ 10.00	0.18	—	0.18	(0.18)	—	(0.18)	$ 10.00
2017	$ 10.00	0.09	—	0.09	(0.09)	—	(0.09)	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(e)	Annualized.
(f)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
+	Based on weighted average shares outstanding.
See notes to financial statements.
16  |  Semi-Annual Report

Financial Highlights, Continued
	Ratios to Average Net Assets			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class I(b)
2022 (c)	0.21 (e)	0.01 (e)	0.01 (e)	0.11	— (f)	$ 1,537,847
2021	0.12	0.01	0.01	0.12	— (f)	$ 2,060,113
2020	1.00	0.01	0.01	1.08	— (f)	$ 1,661,288
2019	2.44	0.02	0.02	2.48	— (f)	$ 1,552,677
2018	1.76	0.02	0.02	1.76	— (f)	$ 1,325,525
2017	0.89	0.03	0.03	0.87	— (f)	$ 1,130,021
Semi-Annual Report  |  17

Expense Example
Thornburg Capital Management Fund  |  March 31, 2022 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2021, and held until March 31, 2022.
	BEGINNING ACCOUNT VALUE 10/1/21	ENDING ACCOUNT VALUE 3/31/22	EXPENSES PAID DURING PERIOD† 10/1/21—3/31/22
CLASS I SHARES
Actual	$1,000.00	$1,001.08	$0.05
Hypothetical*	$1,000.00	$1,024.88	$0.05

†	Expenses are equal to the annualized expense ratio for each class (I: 0.01%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
18  |  Semi-Annual Report

Other Information
March 31, 2022 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 8, 2021, the Trustees reviewed the Liquidity Committee’s written report (the “Report”) concerning the operation of the LRMP for the period from November 21, 2020 through November 20, 2021 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, each Fund’s liquidity classifications during the reporting period were reasonable, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
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Trustees’ Statement to Shareholders (Unaudited)
Readopted September 14, 2021
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
20  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $44.3 billion (as of March 31, 2022) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3478

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, Summit Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Ultra Short Income Fund, Strategic Income Fund, Short Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, and Capital Management Fund.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 18, 2022

By:	/s/ Nimish Bhatt

Nimish Bhatt

Principal financial officer

Date:	May 18, 2022